Annual Report
December 31, 2023
Nationwide Variable Insurance Trust
Equity Funds (II)
NVIT Allspring Discovery Fund
NVIT AQR Large Cap Defensive Style Fund
NVIT BlackRock Equity Dividend Fund
NVIT Calvert Equity Fund
(formerly, NVIT BNY Mellon Sustainable U.S. Equity Fund)
NVIT Jacobs Levy Large Cap Core Fund
(formerly, NVIT Neuberger Berman Multi-Cap Opportunities Fund)
NVIT Jacobs Levy Large Cap Growth Fund
NVIT Multi-Manager Mid Cap Value Fund
NVIT Multi-Manager Small Cap Growth Fund
NVIT Multi-Manager Small Cap Value Fund
NVIT Multi-Manager Small Company Fund
NVIT Real Estate Fund
IMPORTANT INFORMATION
The SEC has adopted a new rule that will change how you receive your fund’s shareholder reports. Starting from July 2024, you will receive a paper summary report via mail that highlights key information about your fund. The full report and other details will be available online and delivered upon request. To help us with this transition and save paper, we encourage you to sign up for the e-delivery of your fund documents. By choosing e-delivery, you will get an email when your documents are online. You will also have access to an electronic archive of your documents.
We think this new rule will make it easier for you to review and monitor your fund investments. You can access the full report and other details online at
https://www.nationwide.com/personal/investing/mutual-funds/nvit-funds/
If you wish to receive reports and other Fund documents via eDelivery you may elect this option by contacting your financial intermediary (such as a broker-dealer or bank).

Nationwide Funds
®
Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.
Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the
Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.
This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.
Statement Regarding Availability of Quarterly Portfolio Holdings
The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at http://www.sec.gov . Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in
Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The
Trust also makes this information available to investors on http://nationwide.com/mutualfundsnvit or upon request without charge.
Statement Regarding Availability of Proxy Voting Record
Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies
(the “Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by a Fund. The Funds’ proxy voting policies and procedures and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at http://nationwide.com/mutualfundsnvit or (iii) on the SEC’s website at
http://www.sec.gov .
Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.
Variable annuities are issued by Nationwide Life Insurance Company, Columbus, Ohio. The general distributor for variable products is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio. NVIT Funds distributed by Nationwide
Fund Distributors LLC, member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by
Nationwide Fund Advisors, with the exception of Nationwide Asset Management, LLC, and are not affiliated with Morningstar, Inc.
Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance
Company. ©2024

Message to Investors 1
Fund Commentaries 5
Shareholder Expense Examples 66
Statements of Investments 69
Statements of Assets and Liabilities 120
Statements of Operations 128
Statements of Changes in Net Assets 132
Financial Highlights 146
Notes to Financial Statements 157
Report of Independent Registered Public Accounting Firm 187
Supplemental Information 188
Management Information 197
Market Index Definitions 200

Nationwide Variable Insurance Trust - December 31, 2023 - 1
Message to Investors
Dear Investor,
Over the past year, our business has remained committed to three cardinal principles -
collaboration, excellence, and disciplined leadership - as the guiding forces behind our operations. Despite market volatility, our focus has remained unwaveringly fixed on the business's long-term goals. Our success depends on strong relationships with our employees, management teams, and investors, and we are committed to creating long-term value with them. We operate with a forward-thinking mentality, utilizing innovative strategies to support our clients' long-term objectives. Further, our strong results for 2023 reflected our constant focus on the needs of our investors, the uniqueness and breadth of our services, and our industry expertise. Above all, we recognize that our customers' trust and confidence are vital. Therefore, we work diligently to earn and maintain it through consistent, dependable service.
Macro Commentary
For much of 2023, economic prognostications for 2023 enthralled investors with complex narratives subject to diverse interpretations. Throughout most of the reporting period, some market participants convinced themselves that a soft landing was empirically challenging to pull off, and therefore 2023 would usher in a recession. More specifically, fears of elevated wage growth, sticky inflation, and short-term inflation expectations reinforced each other in a feedback loop that caused angst among investors and the Federal Reserve ("Fed"). As such, one of the critical macroeconomic themes during the reporting period was whether the Fed could reduce sticky inflation while balancing the risk of raising rates too high, which would increase the probability of a recession, against the risk of raising rates too little, increasing the likelihood of inflation turning higher.
As 2023 transpired, investors likely realized the cornucopia of available economic data did not necessarily indicate an impending recession. As such, economic data delivered stronger-than-
expected results, and a positive disinflation trend helped investors realize that the Fed had likely cooled inflation measurably without inducing a recessionary shock to the economy, highlighting the peril of succumbing to overly pessimistic forecasts. Additionally, throughout most of 2023, market participants observed a resilient labor market with job growth that ended the year on a solid note; however, the pace of job gains slowed from the unsustainably high rates recorded in the first quarter of the reporting period. In other words, the foundational elements for a soft landing began to take shape in the latter part of 2023, helping to assuage investor angst that the Fed would remain too restrictive.
Better-than-expected economic data throughout most of the reporting period indicated that the
U.S. economy remained resilient. The underlying resilience led many economists to upgrade their outlooks, pushing off their recession forecasts from the first half of 2023 to the latter half of
2023 and even into early 2024. During the reporting period, the economic narrative unfolded as an intricate chess match featuring the bond market and the Fed as opposing players. As such, economic data releases became a nuanced battleground where the bond market and the Fed strategically vied for control to shape the narrative around the timing and magnitude of interest rate cuts.
Against this backdrop, the U.S. economy remained resilient during the reporting period despite a mild slowdown in employment and tighter credit conditions. For example, annualized U.S. gross

2 - December 31, 2023 - Nationwide Variable Insurance Trust
domestic product grew 2.2% in the first quarter of 2023, modestly increased by an annualized
2.1% rate in the second quarter and registered a blistering 4.9% annualized growth rate for the third quarter of 2023. Moreover, receding inflation likely boosted consumer spending and resilience, a key theme for 2023. Although consumer spending acted as a tailwind, investors focused on mounting consumer credit card debt and rising delinquencies due to higher financing costs. Nevertheless, lower headline inflation and a strong labor market during the reporting period suggested that healthy real disposable income growth supported consumption, a key driver of economic growth.
For much of 2023, the conversation surrounding inflation has demonstrably shifted; moreover, the pace of price increases eased considerably relative to a year ago; most recently, the
December consumer price index report helped confirm some strategists' conviction that the
Fed was likely done hiking interest rates.
Asset Class
Despite various economic challenges, the equity markets delivered respectable returns during the reporting period. If investors depended solely on economic headlines to make investment decisions, they might have felt discouraged about the market in 2023, just as they did in 2022.
For example, several U.S. banks failed, there was an increase in anxiety due to geopolitical risks, and investors were consistently worried about sticky inflation, among other things. Yet, despite the tumultuous headlines and horrid market backdrop of 2022, the S&P 500
®
Index (S&P
500) started the period with a modest cumulative return of 3.15% between January and March
23, 2023. Likewise, most of the S&P 500's return attribution resulted from multiple expansion.
To illustrate, the S&P 500's blended next twelve months price-to-earnings ratio swelled to over
19x in December from 16x at the beginning of the reporting period.
During most of the reporting period, the narrative revolved around the “Magnificent Seven,”
seven large-cap Technology and Communication Services stocks responsible for a majority of the S&P 500’s advance during the reporting period. Indeed, many investors preferred the group as the frenzy for generative artificial intelligence, trepidations from the regional banking crisis, and tighter financial conditions had investors chasing companies with higher-quality balance sheets. As such, the Magnificent Seven stocks delivered stunning returns in 2023 and significantly contributed to the massive outperformance of large caps in 2023. As of December
30th, 2023, these seven stocks comprised approximately 28% of the S&P 500 and had a median return of nearly 81% for the reporting period.
Despite some market participants' consternation over poor market breadth during the first half of 2023, the NASDAQ gained a respectable 37% return through July, handily outperforming the
S&P 500 and the Russell 2000
®
Index. Indeed, the narrow market breadth during the first half of the reporting period was a critical debate among the bears and bulls about whether the market was in a new bull market or something more nefarious, such as a bear market rally. Market participants had varying judgments on distinguishing a new bull market during the reporting period. Some believed that any 20% increase from a trough (such as the October 12, 2022, low for the S&P 500) qualified, while others argued that the market must surpass its prior peak
(on January 1, 2022, for the S&P 500). Despite the debate, on October 12, 2023, the S&P 500 marked its one-year anniversary from its bear market low on October 12, 2022, up more than
21%. Curiously, the bull market rally that began on October 12, 2022, was one of the weakest on record, where the average first year has seen the S&P 500 rally by nearly 39%, on average.
The equity market's narrowness broadened as the latter half of the reporting period unfolded.
Further, greater participation was a sign that a more solid fundamental backdrop might be forming for the market. Despite this, weaker seasonality in August and September remained a headwind for the market and dampened investor sentiment. Then, toward the last quarter of the reporting period, the market's journey from a somber symphony of dire market sentiment and bearish market positioning during the selloff from July through October orchestrated a crescendo that, come year-end, seamlessly transitioned into a triumphant year-end rally.

Nationwide Variable Insurance Trust - December 31, 2023 - 3
For example, from the October low through year-end, the Russell 2000
®
Index rallied 24% while
the S&P 500 Equal Weight Index surged 18%. The broadening of the rally, in part, the result of the Fed signaling on December 13th that disinflationary trends were sufficient to shift monetary policy toward easing in 2024, was a welcomed development as it gave the bulls confidence that the underlying resilience of the economy might finally shift toward other sectors of the market.
The year-end rally, or as some market participants coined it, the “everything rally,” saw global stock markets rally too, with the MSCI EAFE
®
Index finishing the period with a gain of nearly
18.24%. Likewise, the MSCI Emerging Markets
®
Index gained 9.8%.
Positive economic surprises, sustained disinflation, and Fed cuts lurking in 2024 drove a powerful year-end rally, with U.S. large-cap growth stocks delivering an impressive return in 2023. As such, The Russell 3000
®
Growth Index, relative to the Russell 3000
®
Value Index, had its best year since 1999.
Bond investors have had a challenging reporting period. The Fed remained resolute in quelling inflation, instability in the banking sector required government intervention, and tension over raising the debt ceiling led to heightened fears that the U.S. government might default. As such, the ICE BofA Move Index peaked at 198 in March but ended the reporting period at 114. After languishing during most of the reporting period, returns from fixed-income assets rebounded during the fourth quarter as yields fell, and the Fed signaled its willingness to move toward a more balanced approach to monetary policy.
The well-known spread between the 2-year and 10-year Treasury note yields ("2yr/10yr curve")
remained inverted during the reporting period, touching a low of -1.08% on July 3, 2023, and ending the reporting period at -0.35%. The re-steepening of the 2-year/10-year curve from
July to the end of the reporting period caused consternation among market participants. For example, the spike in long-term yields, which saw the 30-year fixed-rate mortgage hit its highest level since June 2000, exemplified the turbulence investors faced in the bond market.
Moreover, since June, longer-term interest rates advanced faster than short-term rates, an occurrence known as a "bear steepener." Then, the significant drop in the 10-year Treasury yield from 5.0% in mid-October to 3.9% just two months later removed a key overhang for the market, as the decrease in yields was likely the result of inflation easing back toward the Fed's target of 2%, removing the threat of the Fed needing to increase rates. As a result, relaxed financial conditions paved the way for a broad-based recovery of many market sectors that were previously vulnerable to higher rates.
As the market entered the final quarter of 2023, there was a sense of comfort that the Fed had concluded its interest rate hiking cycle. Investors, however, remained cautious about how long monetary policy would remain at restrictive levels - a key debate for the past two years. This apprehension amongst market participants slowly waned when softer inflation rates were reported in the U.S. and Europe, leading investors to believe central banks would begin preemptively cutting interest rates sometime in 2024. Moreover, the December Federal Open
Market Committee meeting, where the latest economic projections indicated that there would be three cuts in 2024, solidified market participants' beliefs that the Fed was no longer willing to risk the potential of overtightening, resulting in a potential policy error. Further, an essential shift in messaging occurred when Chair Powell did not push back on easing financial conditions and the bond market aggressively pricing in rate cuts starting in early 2024. In other words, looser financial conditions make it harder for the Fed to cool the economy and reduce inflation.
Nevertheless, fixed-income markets rallied at the end of the reporting period, bolstered by expectations of interest rate cuts, tightening credit spreads, and weakening dollar-supporting corporate earnings. As such, the Bloomberg
®
U.S. Aggregate Bond Index returned 5.53%
during the reporting period.
During the reporting period, investors faced significant risks that further solidified our belief in the importance of a well-crafted investment plan with a long-term focus. We remain dedicated to our investors and unwavering in our vigilance, seeking to successfully navigate even the most challenging investment environments. Your continued confidence and trust in us are

4 - December 31, 2023 - Nationwide Variable Insurance Trust
appreciated, and we are committed to helping you achieve your financial objectives. Thank you for entrusting us with your investments.
Sincerely,
Kevin T. Jestice
President and Chief Executive Officer
Nationwide Variable Insurance Trust
The following chart provides returns for various market segments for the twelve-month reporting period that ended December 31, 2023:
Index
Annual Total Return
(As of December 31, 2023)
Bloomberg
®
Emerging Markets USD Aggregate Bond 9.09%
Bloomberg
®
Municipal Bond 6.40%
Bloomberg
®
U.S. 1-3 Year Government/Credit Bond 4.61%
Bloomberg
®
U.S. 10-20 Year Treasury Bond 3.69%
Bloomberg
®
U.S. Aggregate Bond 5.53%
Bloomberg
®
U.S. Corporate High Yield 13.44%
MSCI
®
EAFE 18.24%
MSCI
®
Emerging Markets 9.83%
MSCI
®
ACWI ex USA 15.62%
Russell 1000
®
Growth 42.68%
Russell 1000
®
Value 11.46%
Russell 2000
®
16.93%
S&P 500
®
26.29%
Nasdaq Composite 44.64%
Russell 3000
®
Growth 41.21%
Russell 3000
®
Value 11.66%
Source: Morningstar

NVIT Allspring Discovery Fund - December 31, 2023 - Fund Commentary - 5
For the annual period ended December 31, 2023, the NVIT Allspring Discovery Fund Class I returned 20.58%* versus 18.93%
for its benchmark, the Russell 2500™ Growth Index. For broader comparison, the return for the Fund's closest Morningstar peer category, Mid-Cap Growth (consisting of 120 investments as of December 31, 2023), was 20.50% for the same period.
Performance for the Fund's other share classes versus the benchmark is included in the Average Annual Total Return chart in this report's Fund Performance section.
The year started with high inflation and financial tightening producing a resounding call for a recession in 2023, and yet the year ended on a positive note for most major U.S. equity indices. Supported by healthy labor markets, declining inflation metrics, and a resilient consumer, earnings results largely exceeded expectations. Most notably, companies connected to artificial intelligence and GLP-1’s (glucagon-like peptide-1) garnered significant attention and saw their valuations soar. For most of the year, the
“Magnificent 7” substantially outperformed the rest of the U.S. equity universe, boosting returns in large cap indexes while the higher policy rates deterred sentiment for small cap stocks. On the other hand, along with the favorable economic data, a dovish shift in tone from the Federal Reserve in December fueled a rally in low quality and unprofitable businesses. Successfully avoiding a recession, a soft landing became the consensus outlook for 2024.
After trailing large cap indexes for most of the year, leadership broadened out in the fourth quarter. As is often the case during
“beta” rallies, investors rotated into speculative corners of financial markets. Previously beaten down cyclicals, meme stocks, and cryptocurrencies all sharply rallied. At a high level, small caps benefitted from this bullish sentiment; however, leadership was concentrated in low quality and unprofitable businesses. This made it difficult for active small cap portfolios to keep up, as many favor businesses with higher quality fundamentals. Despite the challenges of a short-term “junk rally”, the year ended with a largely optimistic tone towards 2024.
The Fund outperformed its benchmark by 1.65% during the period. Security selection within consumer discretionary and industrials, along with an underweight to energy, contributed positively to returns. Holdings within the health care, communication services, and information technology sectors detracted from results.
Top contributors to relative performance during the period include Saia, Inc., MercadoLibre, Inc. and BellRing Brands, Inc. Within
industrials, Saia, Inc. is a short haul trucking company that specializes in ecommerce fulfillment. During the year, shipment volumes and contract renewals exceeded expectations. Additionally, the dissolution of a key competitor created a unique opportunity for Saia to expand its distribution network. We hold conviction in Saia’s ability to execute but modestly trimmed the position due to elevated valuation. In consumer discretionary, MercadoLibre, Inc. is a leading ecommerce and payments platform in Latin America that launched services to boost user engagement and advertising revenue. Improving profitability with a leading technology platform provided multiple growth opportunities for MercadoLibre. The Fund has held MercadoLibre for several years and continues to believe in its potential to deliver superior future returns. In staples, BellRing Brands, Inc. produces high-quality protein based nutritional supplements. After navigating production headwinds during the pandemic, BellRing expanded manufacturing to boost production and rationalized non-core products to reduce overhead costs. The recent focus on GLP-1 medications (glucagon-
like peptide-1) and improving healthy eating habits may create another opportunity for BellRing to expand topline sales. As the company improves margins and trims less popular products, we remain optimistic about BellRing’s ability to capture market share and continue to hold the position.
Top detractors from relative performance in 2023 included WNS (Holdings) Ltd., ZoomInfo Technologies, Inc., and BILL Holdings,
Inc. Within industrials, WNS (Holdings) Ltd. provides business processing management that allows clients to outsource and modernize processes. Delays with two key client projects, combined with lingering concerns that artificial intelligence could impact
WNS’ business model, placed pressure on the share price. In light of rising uncertainty, the Fund trimmed down the position and continued to hold the security at the end of the period. In communication services, ZoomInfo Technologies, Inc. hosts a global database that connects sales and marketing professionals with prospective clients. Macro headwinds and layoffs within the tech industry negatively impacted demand for ZoomInfo. When sales did not reaccelerate as recession fears receded, our sell discipline was triggered, and the Fund exited the position. BILL Holdings, Inc. provides cloud-based software that enables small- and medium-sized businesses to digitize back-office functions. In return, BILL receives subscription fees and a portion of each transaction processed on its platform. During the year, many of BILL’s customers reduced advertising and discretionary spending, which adversely impacted BILL’s transactional revenue. The Fund still holds the position, but we are closely monitoring fundamentals.
The Fund did not invest in derivatives during the reporting period and did not experience any liquidity events that materially impacted the performance.
Subadviser:
Allspring Global Investments, LLC

6 - Fund Commentary - December 31, 2023 - NVIT Allspring Discovery Fund
Portfolio Managers:
Michael T. Smith, CFA, and Christopher J. Warner, CFA
*High double-digit returns are unusual and cannot be sustained
The Fund is subject to the risks of investing in equity securities (including mid-sized companies). Smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Growth funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.
Russell Investment Group is the source and owner of the trademarks, service marks and copy rights related to the Russell
Indexes. The Fund is not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell
®
is a trademark of Russell Investment Group.
A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

NVIT Allspring Discovery Fund - December 31, 2023 - Fund Commentary - 7
Asset Allocation
1
Common Stocks 98.5%
Repurchase Agreements 10.1%
Liabilities in excess of other assets
§
(8.6)%
100.0%
Top Industries
2
Software 11.2%
Health Care Equipment & Supplies 6.7%
Commercial Services & Supplies 6.5%
Trading Companies & Distributors 5.1%
Semiconductors & Semiconductor Equipment 5.0%
Biotechnology 4.7%
Electronic Equipment, Instruments & Components 3.7%
Hotels, Restaurants & Leisure 3.6%
IT Services 3.2%
Entertainment 3.1%
Other Industries
#
47.2%
100.0%
Top Holdings
2
Casella Waste Systems, Inc., Class A 2.3%
Teledyne Technologies, Inc. 2.1%
SiteOne Landscape Supply, Inc. 2.1%
Globant SA 2.0%
Axon Enterprise, Inc. 2.0%
Bio-Techne Corp. 1.9%
Rexford Industrial Realty, Inc. 1.8%
Tetra Tech, Inc. 1.8%
Morningstar, Inc. 1.8%
Novanta, Inc. 1.7%
Other Holdings
#
80.5%
100.0%
§
Please refer to the Statements of Assets and Liabilities for additional details.
#
For purposes of listing top holdings and top industries, the repurchase agreements are included as part of Other.
1
Percentages indicated are based upon net assets as of December 31, 2023.
2
Percentages indicated are based upon total investments as of December 31, 2023.

8 - Fund Commentary - December 31, 2023 - NVIT Allspring Discovery Fund
Average Annual Total Return
1
(For periods ended December 31, 2023)
1 Yr. 5 Yr.
10 yr. or
Inception
Date of
Inception
Class I 20.58% 9.62% 7.61% 3/24/2008
Class II 20.44% 9.35% 7.35% 3/24/2008
Russell 2500
TM
Growth
Index 18.93% 11.43% 8.78%
Expense Ratios
Gross
Expense
Ratio
^
Net
Expense
Ratio
^
Class I 0.89% 0.83%
Class II 1.14% 1.08%
^
Current effective prospectus dated May 1, 2023. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2024. Please see the Fund’s most recent prospectus for details. Please refer to the Financial
Highlights for each respective share class’ actual results.
1
The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

NVIT Allspring Discovery Fund - December 31, 2023 - Fund Commentary - 9
Performance of a $10,000 Investment
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.
Comparative performance of $10,000 invested in Class I shares of the NVIT Allspring Discovery Fund versus performance of the
Russell 2500
TM
Growth Index over the 10-year period ended 12/31/23. Unlike the Fund, the performance of this index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

10 - Fund Commentary - December 31, 2023 - NVIT AQR Large Cap Defensive Style Fund
For the annual period ended December 31, 2023, the NVIT AQR Large Cap Defensive Style Fund Class I returned 8.27% versus
26.29% for its benchmark, the S&P 500
®
Index. For broader comparison, the return for the Fund's closest Morningstar peer category, Large Blend (consisting of 313 investments as of December 31, 2023), was 25.60% for the same period. Performance for the Fund's other share classes versus the benchmark is included in the Average Annual Total Return chart in this report's Fund
Performance section.
Markets began the year with a strong start as investors anticipated a slowdown in the Federal Reserve (“Fed”) rate hiking path and inflation began its descent lower; however, in March, Silicon Valley Bank (SVB) and Signature Bank fell into FDIC receivership following bank runs that resulted in swift failures. After the collapse of SVB and Signature, investors appeared to become increasingly bearish on economic growth, potentially due to predictions of tighter lending conditions and increased risk aversion.
Following these events, the government’s decision to ensure all deposits of the failed banks appeared to have a positive impact on the sector and the equity markets as a whole.
U.S. equity markets saw strong positive performance in the second quarter as rates remained flat and growth expectations increased. Much of this performance was driven by mega-cap technology stocks (e.g., Apple, Microsoft), potentially related to the technological advances in artificial intelligence and indications that investment within the technology was rising rapidly. Improved outlook for the sector preceded investors allocating into more speculative, growth-based investments during the quarter.
Following this rally, equity performance was somewhat mixed throughout the third quarter. Resilient economic activity and lower inflation provided a tailwind for equities, maintaining momentum from the Q2’s concentrated, AI-driven rally. After a sharp rally in
July, the equity markets pulled back as U.S. 10-year bond yields rose over 60 basis points through August and September.
Finally, the fourth quarter began much as the third quarter had left off, with unexpectedly firm U.S. data driving bond yields to new highs for the cycle and market participants continued to scale back expectations for Fed easing, which resulted in a downturn in October for U.S. equities. On the other hand, optimism around subsiding inflation and less hawkish Fed policy for 2024 led to healthy gains in November and December to conclude a strong year of returns.
Within sector selection, an underweight position in Energy and Real Estate contributed over the period. Stock selection within
Energy contributed as well, though not enough to offset losses from other sectors.
The three securities contributing the most to performance in the reporting period were Costco, Republic Services, Inc, and
Regeneron Pharmaceuticals. The overweights in these three securities relative to the benchmark benefited performance. The
Fund continues to hold these securities at the end of the period.
The Fund underperformed the benchmark by -18.02% over the reporting period. Within sector selection, an underweight position in Information Technology, as well as overweight positions in Consumer Staples and Health Care, were the leading detractors.
Stock selection within Information Technology, Communication Services, and Consumer Discretionary were the largest detractors.
The three securities detracting the most to performance in the reporting period were Apple Inc., Nvidia Corporation, and Microsoft
Corporation. The underweights in these three securities relative to the benchmark detracted from the performance. The Fund continues to hold these securities at the end of the period.
The Fund is a long only equity strategy providing exposure to the Large Cap U.S. universe (as measured by the Russell 1000
®
Index). It seeks to provide equity-like returns at lower risk by selecting stocks based on the Defensive theme. At AQR, we think of this theme in two manners: low statistical risk and low fundamental risk or high-quality characteristics. The Fund aims both to be a diversifier to other equity mandates and to provide downside protection during periods of equity losses. As a Defensively oriented strategy, the Fund maintains a beta below 1.0 relative to the Russell 1000
®
Index, typically in the 0.6 – 0.8 range, giving it the
propensity to underperform the Russell 1000
®
Index during periods of strong equity returns while outperforming in the downward markets.
Underperformance was driven by low statistical risk as well as the strategy’s structural lower market exposure, while low fundamental risk provided offsetting gains.
We believe that the Defensive style, like other styles, has long-term efficacy rooted in both historical evidence and economic intuition; however, it can certainly go through periods of underperformance, particularly during strong bull markets. As such, a significant amount of the underperformance seen throughout the year is attributable to the strong rally for mega cap stocks primarily within the Information Technology sector. Given the concentrated rally in high-growth names, both the Fund’s equal risk anchor approach (which enforces diversification across stocks and industries via constraints derived from an equal risk reference

NVIT AQR Large Cap Defensive Style Fund - December 31, 2023 - Fund Commentary - 11
portfolio) and the Fund’s preference for lower risk companies drove underperformance during the 2023 period. Meanwhile, gains in quality slightly offset those losses.
Fund performance was captured through equities and limited derivative exposure in the form of equity index futures. Equity index futures are used primarily for flow and cash management in the account, leading to minimal effect on portfolio performance.
The Fund did not experience any liquidity events that had a material impact, nor was there any change in the Fund that would result in a liquidity risk during the reporting period ending December 31, 2023.
Subadviser:
AQR Capital Management, LLC
Portfolio Managers:
Michele L. Aghassi, Cliff Asness, Andrea Frazzini, and John Huss
The Fund is subject to the risks of investing in equity securities. The Fund is subject to real estate and REIT risks that are associated with investing in real estate and the real estate industry in general. The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). The Fund may invest in more aggressive investments such as derivatives (many of which create investment leverage and illiquidity and are highly volatile). The Fund may be subject to model and data risk as the Fund’s subadviser relies heavily on quantitative models and information and data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments and to provide risk management insights.
When Models and Data prove to be incorrect or incomplete, including because data is stale, missing or unavailable, any decisions made in reliance thereon expose the Fund to potential risks. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.
Russell Investment Group is the source and owner of the trademarks, service marks and copy rights related to the Russell
Indexes. The Fund is not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell
®
is a trademark of Russell Investment Group.
A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

12 - Fund Commentary - December 31, 2023 - NVIT AQR Large Cap Defensive Style Fund
Asset Allocation
1
Common Stocks 97.7%
Repurchase Agreements 4.3%
Futures Contracts 0.1%
Liabilities in excess of other assets (2.1)%
100.0%
Top Industries
2
Insurance 6.6%
Food Products 5.9%
Health Care Providers & Services 5.4%
Biotechnology 4.9%
Consumer Staples Distribution & Retail 4.5%
Pharmaceuticals 4.3%
Beverages 4.1%
Household Products 3.8%
Commercial Services & Supplies 3.4%
Software 3.3%
Other Industries
#
53.8%
100.0%
Top Holdings
2
Costco Wholesale Corp. 1.6%
T-Mobile US, Inc. 1.5%
Regeneron Pharmaceuticals, Inc. 1.5%
McDonald's Corp. 1.5%
Waste Management, Inc. 1.5%
Cisco Systems, Inc. 1.5%
Republic Services, Inc., Class A 1.4%
Visa, Inc., Class A 1.4%
Merck & Co., Inc. 1.4%
Walmart, Inc. 1.4%
Other Holdings
#
85.3%
100.0%
#
For purposes of listing top holdings and top industries, the repurchase agreements are included as part of Other.
1
Percentages indicated are based upon net assets as of December 31, 2023.
2
Percentages indicated are based upon total investments as of December 31, 2023.

NVIT AQR Large Cap Defensive Style Fund - December 31, 2023 - Fund Commentary - 13
Average Annual Total Return
1
(For periods ended December 31, 2023)
1 Yr. 5 Yr.
10 yr. or
Inception
Date of
Inception
Class I 8.27% 11.51% 10.11% 11/8/1982
Class II 8.03% 11.24% 9.84% 7/11/2002
Class IV 8.29% 11.51% 10.12% 4/28/2003
S&P 500
®
Index 26.29% 15.69% 12.03%
Expense Ratios
Expense
Ratio
^
Class I 0.78%
Class II 1.03%
Class IV 0.78%
^
Current effective prospectus dated May 1, 2023. Please see the Fund’s most recent prospectus for details. Please refer to the
Financial Highlights for each respective share class’ actual results.
1
The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

14 - Fund Commentary - December 31, 2023 - NVIT AQR Large Cap Defensive Style Fund
Performance of a $10,000 Investment
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.
Comparative performance of $10,000 invested in Class I shares of the NVIT AQR Large Cap Defensive Style Fund versus performance of the S&P 500
®
Index over the 10-year period ended 12/31/23. Unlike the Fund, the performance of this index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

NVIT BlackRock Equity Dividend Fund - December 31, 2023 - Fund Commentary - 15
For the annual period ended December 31, 2023, the NVIT BlackRock Equity Dividend Fund Class I returned 11.99% versus 11.46%
for its benchmark, the Russell 1000
®
Value Index. For broader comparison, the return for the Fund's closest Morningstar peer category, Large Value (consisting of 227 investments as of December 31, 2023), was 10.92% for the same period. Performance for the Fund's other share classes versus the benchmark is included in the Average Annual Total Return chart in this report's Fund
Performance section.
In the first quarter, the U.S. equity market rallied over the quarter on the back of cooling inflation and resilient economic data. In combination with a stronger-than-expected gross domestic product, inflation data led investors to position for slower rate rises from the Federal Reserve (“Fed”).
In the second quarter, the U.S. equity market rallied over the quarter, despite concerns over the debt ceiling. Robust gains were supported by resilient economic data and strong performance by large-cap growth stocks. Concerns regarding the U.S. debt ceiling dampened market sentiment in May 2023 before Congress reached an agreement to suspend it. Later in the quarter, markets rallied boosted by the Technology sector on the back of enthusiasm over artificial intelligence and chipmakers.
In the third quarter, the U.S. equity market initially rallied over the quarter, supported by a falling inflation rate and resilient economic data. The Fed raised its policy rate by 25 bps, bringing the fed funds rate to 5.25% - 5.50%; however, uncertainty about whether the Fed has reached the endpoint for rate-hiking cycle has dampened the market sentiment. A slight inflation hike in August 2023 weighed down on market performance over the second part of third quarter. The Fed kept rates unchanged during their September meeting, signaling a hawkish pause that raised concerns about high rates persisting for a longer period and a possibility of another rate hike later this year - driven by increasing oil prices pushing the inflation rate higher.
In the fourth quarter, the U.S. equity market posted overall robust gains on the back of cooling inflation data. The market initially dampened in October 2023 with expectations that interest rates would remain higher for longer. Increasing conflicts in the Middle
East further exacerbated the initial market dampening. Later in the quarter, however, optimistic inflation data led to hopes that interest rates had reached their peak, leading the market to rally in the second half of the quarter. During the quarter, falling consumer price index data raised hopes that inflation was on course to fall back to the Fed’s 2% target. The Fed held interest rates steady for the quarter at a targeted range of 5.25% to 5.50%. Given that the Fed signaled they may have finished their series of rate hikes, market expectations of rate cuts in 2024 increased.
The largest contributor to relative performance was stock selection in health care. Notably, selection decisions within the pharmaceuticals industry proved beneficial due to our decision to forgo investing in overvalued companies. Selection decisions in energy were also a source of relative outperformance. At the industry level, stock selection within oil, gas, and consumable fuels contributed significantly to relative performance. In financials, our selection decisions in the banks and insurance industries added to performance. Lastly, our investment decisions in utilities added to performance, mainly due to allocation decisions in the electric utilities industry.
At the stock level, top contributors to relative performance included First Citizens Bancshares (FCNCA US) and Microsoft (MSFT
US), as well as underweight positions to Pfizer and Johnson & Johnson. First Citizens is a regional bank serving attractive end markets and is priced very well relative to their peers. First Citizens was a strong outperformer during the year, mainly due to the Silicon Valley Bank acquisition in early 2023. Microsoft also saw a strong year due to the generative artificial intelligence
(“AI”) boom, with Microsoft ultimately being one of the better positioned companies for the incoming AI revolution. Other notable contributors throughout the year included our decision to forgo investing in large benchmark names, such as Pfizer and Johnson
& Johnson. While both names certainly benefitted during the COVID-19 pandemic, we quickly saw their valuations rise and fundamentals become unattractive. In 2023, Pfizer’s total sales drastically declined due to decreased demand for COVID-19 products and their 2024’s bleak outlook. Johnson & Johnson struggled in 2023 as their autoimmune drug, Stelara, lost market exclusivity. Stelara and Darzalex (autoimmune drug) have been the key growth drivers for the company in the recent past. At the end of the period, the Fund held First Citizens Bancshares, Microsoft, and Pfizer.
The largest detractor from relative performance was due to investment decisions in the communication services sector. Notably, our underweight allocation to the interactive media and services industry proved costly, with Meta being the main source for relative underperformance. Within consumer staples, selection decisions in the consumer staples, distribution & retail and tobacco industries detracted from relative returns. Stock selection in the materials sector was also a detractor throughout the year. At the industry level, this was most prominent in the containers & packaging industry, with Sealed Air being a large source for relative underperformance. Other modest detractors during the year were the portfolio’s investment decisions in industrials.
At the stock level, top detractors from relative performance included Dollar General, Sealed Air, Baxter International and an
underweight position to Meta Platforms. Dollar General struggled in 2023 as consumers did not fully rotate into the lower cost retailers amidst recession fears; however, by the fourth quarter, there was increased traffic and inventory indicating consumers

16 - Fund Commentary - December 31, 2023 - NVIT BlackRock Equity Dividend Fund
may be trading down to discount retailers after all. Sealed Air was considered a COVID-19 beneficiary due to the increase in ecommerce activity; however, the name struggled in 2023 due to pricing pressures on paper protection. Baxter International saw a strong start to the year but was ultimately offset as glucagon-like peptide 1 (“GLP-1s”) gained popularity—GLP-1s could negatively affect Baxter’s longer-term outlook. Finally, Meta Platforms had a very successful year in terms of operating strength. The company successfully monetized Reels (Tik Tok competitor) and cut costs aggressively year-to-date. Meta also was reconstituted from the
Russell 1000
®
Value to the Russell 1000
®
Growth at the end of second quarter. Meta is broadly ineligible for the portfolio given it is not a quality dividend payer; therefore, we were not able to capture Meta’s success. The Fund held Dollar General, Sealed Air, and Baxter International at the end of the period.
The Fund did not use derivatives for the reporting period and did not experience liquidity events that materially impacted performance.
Subadviser:
BlackRock Investment Management, LLC
Portfolio Managers:
Tony DeSpirito; and David Zhou
The Fund is subject to the risks of investing in equity securities. The Fund also is subject to the risks of investing in foreign securities
(which are volatile, harder to price and less liquid than U.S. securities). The Fund may invest in more-aggressive investments such as convertible securities, derivatives (which create investment leverage and are highly volatile) and real estate investment trusts
(REITs) (which are subject to abrupt or erratic price movements and generally lack liquidity). The Fund may employ a contrarian investing style (investing in a manner that differs from current market trends and causing missed opportunities). Value funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.
Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes.
Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell
®
is a trademark of Russell Investment
Group.
A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

NVIT BlackRock Equity Dividend Fund - December 31, 2023 - Fund Commentary - 17
Asset Allocation
1
Common Stocks 94.1%
Repurchase Agreements 2.7%
Master Limited Partnership 1.6%
Other assets in excess of liabilities 1.6%
100.0%
Top Industries
2
Banks 10.7%
Health Care Providers & Services 8.0%
Oil, Gas & Consumable Fuels 7.9%
Insurance 6.4%
Health Care Equipment & Supplies 4.8%
Pharmaceuticals 4.7%
Professional Services 4.6%
Financial Services 3.9%
Capital Markets 3.7%
Aerospace & Defense 3.6%
Other Industries
#
41.7%
100.0%
Top Holdings
2
Wells Fargo & Co. 3.2%
Citigroup, Inc. 2.9%
American International Group, Inc. 2.6%
Shell plc 2.6%
Kraft Heinz Co. (The) 2.4%
Leidos Holdings, Inc. 2.3%
L3Harris Technologies, Inc. 2.2%
General Motors Co. 2.1%
BP plc 2.1%
SS&C Technologies Holdings, Inc. 2.1%
Other Holdings
#
75.5%
100.0%
#
For purposes of listing top holdings and top industries, the repurchase agreements are included as part of Other.
1
Percentages indicated are based upon net assets as of December 31, 2023.
2
Percentages indicated are based upon total investments as of December 31, 2023.

18 - Fund Commentary - December 31, 2023 - NVIT BlackRock Equity Dividend Fund
Average Annual Total Return
1
(For periods ended December 31, 2023)
1 Yr. 5 Yr.
10 yr. or
Inception
Date of
Inception
Class I 11.99% 11.28% 8.46% 10/31/1997
Class II 11.77% 11.00% 8.19% 3/28/2003
Class IV 12.04% 11.28% 8.46% 4/28/2003
Russell 1000
®
Value Index 11.46% 10.91% 8.40%
Expense Ratios
Gross
Expense
Ratio
^
Net
Expense
Ratio
^
Class I 0.84% 0.80%
Class II 1.09% 1.05%
Class IV 0.84% 0.80%
^
Current effective prospectus dated May 1, 2023. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2024. Please see the Fund’s most recent prospectus for details. Please refer to the Financial
Highlights for each respective share class’ actual results.
1
The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

NVIT BlackRock Equity Dividend Fund - December 31, 2023 - Fund Commentary - 19
Performance of a $10,000 Investment
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.
Comparative performance of $10,000 invested in Class I shares of the NVIT BlackRock Equity Dividend Fund versus performance of the Russell 1000
®
Value Index over the 10-year period ended 12/31/23. Unlike the Fund, the performance of the index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

20 - Fund Commentary - December 31, 2023 - NVIT Calvert Equity Fund
For the annual period ended December 31, 2023, the NVIT Calvert Equity Fund (formerly, NVIT BNY Mellon Sustainable U.S. Equity
Fund) Class II returned 20.68%* versus 42.68% for its benchmark, the Russell 1000
®
Growth Index**. For broader comparison,
the return for the Fund's closest Morningstar peer category, Large Growth*** (consisting of 268 investments as of December 31,
2023), was 40.75% for the same period. Performance for the Fund's other share classes versus the benchmark is included in the
Average Annual Total Return chart in this report's Fund Performance section.
The following commentary is provided by subadviser , Newton Investment Management Limited, for the reporting period of 1/1/2023 – 3/3/2023****:
From a sector perspective, Health Care contributed the most to relative performance during the period which was driven by stock selection, specifically investments in health care equipment and service companies including The Cooper Companies, Edwards
Lifesciences, and Medtronic. A zero weighting in Energy as well as stock selection within Industrials also proved beneficial.
At the stock level, Salesforce was the top contributor to performance as it delivered an impressive set of fourth-quarter results in
2022. Revenue growth was better than feared, although it was an acceleration in profitability that captured investor attention. Trane
Technologies was another to report a solid set of quarterly results as sales and earnings registered above expectations. Guidance for 2023 was also welcomed by investors against a backdrop of resilient bookings and record backlog.
Stock selection disappointed in several sectors during the reporting period: Communication Services, Consumer Discretionary,
Financials and Information Technology. An overweight in Utilities also detracted against a backdrop of rising rates.
A trio of sizeable Index constituents that the portfolio did not own detracted significantly. Tesla and Meta Platforms both performed well to the detriment of relative returns. Not owning NVIDIA, which was perceived as a way to gain exposure to artificial intelligence, was also unhelpful. From a holding perspective, NextEra Energy fell following the surprise retirement of Eric Silagy, CEO at the company’s largest subsidiary, Florida Power & Light. With investors waiting on several key data points later in the year, Eli Lilly struggled with the more defensive areas of health care underperforming following last year’s outperformance.
The Fund did not invest in derivatives during the period and had no liquidity events that affected performance.
SubAdviser:
Newton Investment Management Limited
Portfolio Manager:
Nick Pope
The following commentary is provided by subadviser , Atlanta Capital, for the reporting period of 3/9/2023 – 12/31/2023****:
At the end of 2022, the second worst year in the Russell 1000
®
Growth Index’s history, investors were wallowing in poor market returns, debating how high interest rates were, and inflation could go and speculate about recession, and soft or hard landings.
In addition, elevated geopolitical risks fostered heightened risk aversion. And yet the 42.68% surge in 2023 marked the strongest year in the history of the growth index, at least on the surface. The equal weighted rose 28.4%, and the return would have been
16% without the Magnificent 7 which includes Apple, Microsoft, Google parent Alphabet, Amazon, Nvidia, Meta Platforms and
Tesla. The fourth quarter of the year was the strongest, up 14.2%, fueled by hopes of lower interest rates.
Large cap growth returns were driven by a handful of favorite stocks and sectors. The Magnificent 7 contributed around two-
thirds of the Russell 1000
®
Growth’s return in 2023 and accounted for 47% of the Index weighting by year-end. In addition to the concentrated returns in the Magnificent 7 stocks, 2023 saw concentrated returns from a sector perspective as well. 61% of the
Index return came from the information technology sector, 17% came from the consumer discretionary sector and 12% came from the communication services sector. The remaining 10% of the Index return was split among eight sectors.
The Fund underperformed its benchmark, the Russell 1000
®
Growth Index, by 14.65% during the period from March 7 through the end of the year. The main headwinds to relative performance were our large underweight to the Magnificent 7 group of stocks and the outperformance of low-quality stocks versus their high-quality peers. Stock selection within consumer discretionary, as well as an overweight to financials and an underweight to information technology, were the leading detractors from relative performance. A lack of exposure to the energy sector, as well as stock selection within financials and industrials, contributed to relative benchmark comparisons. As a reminder, our investment approach views sector weightings as the residual outcome of fundamental security selection rather than an intentional process favoring a particular theme or style.

NVIT Calvert Equity Fund - December 31, 2023 - Fund Commentary - 21
In terms of individual contributors for the specified period, Intuit Inc. (INTU) had the largest positive impact on relative performance.
INTU has been a long-time holding in the Fund. It epitomizes the high quality and compounding business in which we seek to invest. The company’s flagship TurboTax and QuickBooks solutions are industry standards, with complementary services and capabilities further aligning these platforms with customer workflows. High switching costs enable consistent pricing power, and a record of proven margin expansion keeps its returns and growth as the best-in-class. While these current multiples reflect its favorable attributes, and its prospects for continued superior execution seem promising, we continue holding INTU in the Fund.
Our lack of exposure to Apple Inc. (AAPL) contributed to relative performance for the specific period beginning in March. AAPL underperformed the Russell 1000
®
Growth Index by about 5% from March 7th through year-end. Given AAPL’s Index weighting of roughly 12.5%, its underperformance of the Index and our non-ownership, the math worked in our favor for this name to fall into the contributor’s bucket. Concerns about the company’s reliance on its iPhone business has kept us on the sidelines, and the market’s muted reaction to the most recent launch confirmed the concerns. We continue to monitor business trends at this high-
profile name but remain patient in our investment approach. Additionally, our lack of exposure to UnitedHealth Group Incorporated
(UNH) added to relative performance comparisons. UNH underperformed the Index during the review period, and therefore our avoidance of the stock, which has around a 2% weighting in the Index, was additive. UNH shares came under pressure mid-year after the company issued a warning that they saw an increase in elective surgeries post-COVID-19 that would increase costs and cut into the company’s margins.
The individual detractors for the specified period were led by NVIDIA Corporation (NVDA), which we did not hold in the portfolio.
NVDA was largely the face of the Magnificent 7 group of stocks as it returned 239% during calendar year of 2023 and 113%
during the reporting period. The stock skyrocketed on enthusiasm surrounding Artificial Intelligence (“AI”) and the company’s strong revenue results. NVDA does not fit our investment philosophy due to the company’s volatile and inconsistent earnings.
Our overweight position in Dollar General Corporation (DG) also detracted from relative performance. The retailer’s shares were impacted as the near-term financial expectations were lower. Continued inflationary headwinds, increased shoplifting activity
(“shrinkage”), as well as the removal of certain COVID-19 era accommodations, weighed on operating results throughout 2023.
Longer term, DG’s competitive position as the “merchandiser of record” in many rural communities should continue to make it the go-to merchant for the often-underserved customer. Despite current trends, the company’s staple-heavy mix and affordable price make it well positioned to succeed in various economic environments, so we continue to hold position in DG. Our overweight position in Thermo Fisher Scientific Inc. (TMO) also detracted from relative results. TMO provides vital products and services in facilitating drug discovery. This long-standing Fund holding remains well positioned to capitalize on rising customer research and development budgets, and we note that the company has a proven track record for value-enhancing capital deployment. In 2023, concerns around excess inventories and post COVID-19 normalization of revenues weighed on the shares, but the underlying demand for this business should bring balances back into equilibrium in relatively short order, so we continue to hold position in
TMO.
The Fund did not invest in derivatives during the period and had no liquidity events impact the performance.
SubAdviser:
Atlanta Capital Management Company, L.L.C.
Portfolio Manager:
Joe B. Hudepohl, CFA; Robert R. Walton, CFA; Lance V. Garrison, CFA; and Jeff A. Miller, CFA
*High double-digit returns are unusual and cannot be sustained
**Benchmark is updated from S&P 500
®
index to Russell 1000
®
Growth Index due to change of subadviser and strategy of the
Fund.
***Morningstar Category is updated from Large Blend to Large Growth due to change of subadviser and strategy of the Fund.
****During the period 3/4/2023 – 3/8/2023, the Fund was managed by a transition manager.
The Fund is subject to the risks of investing in equity securities. The Fund also is subject to the risks of investing in foreign securities (which may be more volatile, harder to price and less liquid than U.S. securities). The Fund's investment approach may cause it to perform differently than mutual funds that invest in equity securities of U.S. companies, but that do not integrate consideration of ESG issues when selecting investments. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investing strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments and may impact the
Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. The
Fund is subject to REIT risks that are associated with the direct ownership of real estate and the real estate industry in general.

22 - Fund Commentary - December 31, 2023 - NVIT Calvert Equity Fund
Growth funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.
Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes.
Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell
®
is a trademark of Russell Investment
Group.
A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

NVIT Calvert Equity Fund - December 31, 2023 - Fund Commentary - 23
Asset Allocation
1
Common Stocks 98.2%
Repurchase Agreement 1.0%
Other assets in excess of liabilities 0.8%
100.0%
Top Industries
2
Financial Services 13.2%
Life Sciences Tools & Services 11.0%
Software 10.1%
Capital Markets 7.6%
Chemicals 7.1%
IT Services 6.0%
Specialty Retail 5.7%
Interactive Media & Services 4.5%
Machinery 4.2%
Electronic Equipment, Instruments & Components 3.9%
Other Industries
#
26.7%
100.0%
Top Holdings
2
Visa, Inc., Class A 4.8%
Mastercard, Inc., Class A 4.7%
Thermo Fisher Scientific, Inc. 4.7%
Microsoft Corp. 4.6%
Danaher Corp. 4.6%
Alphabet, Inc., Class C 4.5%
Zoetis, Inc., Class A 3.7%
Intuit, Inc. 3.6%
TJX Cos., Inc. (The) 3.6%
S&P Global, Inc. 3.4%
Other Holdings
#
57.8%
100.0%
#
For purposes of listing top holdings and top industries, the repurchase agreement is included as part of Other.
1
Percentages indicated are based upon net assets as of December 31, 2023.
2
Percentages indicated are based upon total investments as of December 31, 2023.

24 - Fund Commentary - December 31, 2023 - NVIT Calvert Equity Fund
Average Annual Total Return
1
(For periods ended December 31, 2023)
1 Yr. 5 Yr.
10 yr. or
Inception
Date of
Inception
Class I 20.59% 10.98% 8.61% 3/24/2008
Class II 20.68% 10.98% 8.56% 3/24/2008
S&P 500
®
Index 26.29% 15.69% 12.03%
Russell 1000
®
Growth
Index 42.68% 19.50% 14.86%
Expense Ratios
Gross
Expense
Ratio
^
Net
Expense
Ratio
^
Class I 0.92% 0.86%
Class II 1.09% 0.87%
^
Current effective prospectus dated May 1, 2023. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2024. Please see the Fund’s most recent prospectus for details. Please refer to the Financial
Highlights for each respective share class’ actual results.
1
The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

NVIT Calvert Equity Fund - December 31, 2023 - Fund Commentary - 25
Performance of a $10,000 Investment
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.
Comparative performance of $10,000 invested in Class II shares of the NVIT Calvert Equity Fund versus performance of the S&P
500
®
Index (previous benchmark) and the Russell 1000
®
Growth Index (new benchmark as of 3/6/23) over the 10-year period ended 12/31/23. Unlike the Fund, the performance of the index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.
* Fund's benchmark the S&P 500
®
Index is replaced with Russell 1000
®
Growth Index, due to change of subadviser and strategy
of the Fund.

26 - Fund Commentary - December 31, 2023 - NVIT Jacobs Levy Large Cap Core Fund
For the annual period ended December 31, 2023, the NVIT Jacobs Levy Large Cap Core Fund (formerly, NVIT Neuberger
Berman Multi Cap Opportunities Fund) Class I returned 23.39%* versus 26.29% for its benchmark, the S&P 500
®
Index. For
broader comparison, the return for the Fund's closest Morningstar peer category, Large Blend (consisting of 313 investments as of December 31, 2023), was 25.60% for the same period. Performance for the Fund's other share classes versus the benchmark is included in the Average Annual Total Return chart in this report's Fund Performance section.
The following commentary is provided by subadviser, Neuberger Berman Investment Advisers LLC, for the reporting period of 1/1/2023 – 2/17/2023**:
U.S. equities posted solid gains for the reporting period. An improved outlook for global growth and the potential for moderating inflation supported investor optimism. Companies have an opportunity to differentiate based on their earnings and cash flow, as demonstrated by the earnings reports released thus far in 2023. Our active and fundamental approach to investing is beneficial to effectively navigating the current environment by identifying attractive, company-specific opportunities with robust fundamentals.
We believe this market environment is conducive to creating value from individual stock selection, which is a core discipline of the strategy. We continue to favor companies with durable business models, high quality management teams, strong pricing power, and solid free cash flow generation.
Following outperformance in 2022, the Fund modestly underperformed the benchmark for the reporting period. During this period, the Fund’s overweight to the Consumer Discretionary sector, underweight to Health Care, and zero exposure to Energy benefited relative performance. The Fund also benefited from solid stock selection within the Consumer Staples sector. The primary detractors from performance were stock selection within Communication Services and Consumer Discretionary and an
underweight to the Information Technology sector.
The three largest individual detractors to performance were Aramark, Chubb Limited, and Pfizer. As of the end of the period, the Fund continued to hold positions in all three companies. The top three individual contributors to performance were Apple,
Brookfield Corporation, and US Foods, all of which were held in the Fund for the reporting period.
The Fund did not utilize derivatives during the period. The Fund did not experience any liquidity events that had a material impact on the performance.
Subadviser:
Neuberger Berman Investment Advisers LLC
Portfolio Manager:
Richard S. Nackenson
The following commentary is provided by subadviser, Jacobs Levy Equity Management, Inc., for the reporting period of
2/24/2023 – 12/31/2023**:
U.S. equities surged in 2023, as inflation eased, interest rates appeared to peak, the economy grew, and investors welcomed perceived advances in artificial intelligence. The broad equity market rose about 26% for the year, as large caps outpaced small and mid-caps, and growth bested value. Large cap dynamic outperformed large cap defensive, while among small caps, defensive edged out dynamic. Notably, the speculative fervor surrounding artificial intelligence drove dramatic gains in a limited number of mega cap growth stocks, which also turbocharged returns in large cap growth and large cap dynamic stock indices. For the year, large cap growth stocks gained more than 42%, outpacing large cap value stocks by about 31 percentage points. Large cap dynamic stocks gained about 33%, outperforming large cap defensive stocks by about 13%.
Jacobs Levy’s investment process is engineered to combine human insight and intuition, finance and behavioral theory, and quantitative and statistical methods. The Firm’s stock selection process entails sophisticated modeling of a large number of stocks and proprietary factors using financial statements, analyst forecasts, corporate management signals, economic data and security pricing, as well as alternative data sources. Based on our factor models, we forecast expected returns for every security in our investment universe. Portfolios are diversified across individual stocks, industries, and sectors.
The portfolio outperformed the S&P 500
®
Index during the period. Communication services, health care, and energy contributed positively to relative performance, while information technology, financials, and consumer discretionary detracted. Security selection in communication services, health care, and utilities helped, but security selection in information technology, financials, and consumer discretionary hurt. Overweight to information technology, and underweights to consumer staples and health care contributed, although underweights to communication services and industrials and an overweight to utilities detracted.

NVIT Jacobs Levy Large Cap Core Fund - December 31, 2023 - Fund Commentary - 27
The top three stock contributors to relative performance held during the period were overweights to Meta Platforms Inc. Class A
(META), Intel Corporation (INTC), and Adobe Incorporated (ADBE). META, INTC, and ADBE were held in the Fund at the end of the period.
The top three stock detractors to relative performance held during the period were underweights to NVIDIA Corporation (NVDA), and overweights to Alphabet Inc. Class C (GOOG), and Target Corporation (TGT). NVDA and GOOG were held in the Fund at the end of the period.
The Fund did not experience any liquidity events that had a material impact on performance and did not use derivatives during the period.
Subadviser:
Jacobs Levy Equity Management, Inc.
Portfolio Manager:
Bruce I. Jacobs, Ph.D. and Kenneth N. Levy, CFA
*High double-digit returns are unusual and cannot be sustained
**For the period 2/18/2023 – 2/23/2023, the Fund was managed by a transition manager.
The Fund is subject to the risks of investing in equity securities. The Fund also has selection risk in that the securities owned by the Fund may underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This Fund also is subject to quantitative analysis strategy risk in that the success of the
Fund's investment strategy may depend in part on the effectiveness of the subadviser's quantitative tools for screening securities.
These strategies may incorporate factors that are not predictive of a security's value. It also is subject to sector risk in that over or under investing in particular industries or sectors may cause the Fund to be more volatile than the overall stock market. The
Fund may be subject to model and data risk as the Fund’s subadviser relies heavily on quantitative models and information and data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments and, to provide risk management insights. When Models and Data prove to be incorrect or incomplete, including because data is stale, missing or unavailable, any decisions made in reliance thereon expose the Fund to potential risks. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities).
Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.
A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

28 - Fund Commentary - December 31, 2023 - NVIT Jacobs Levy Large Cap Core Fund
Asset Allocation
1
Common Stocks 99.2%
Other assets in excess of liabilities 0.8%
100.0%
Top Industries
2
Software 12.1%
Technology Hardware, Storage & Peripherals 8.6%
Semiconductors & Semiconductor Equipment 7.6%
Health Care Providers & Services 6.5%
Insurance 4.9%
Hotels, Restaurants & Leisure 4.2%
Financial Services 4.1%
Interactive Media & Services 3.5%
Capital Markets 3.2%
Oil, Gas & Consumable Fuels 3.0%
Other Industries 42.3%
100.0%
Top Holdings
2
Apple, Inc. 7.8%
Microsoft Corp. 5.1%
NVIDIA Corp. 4.6%
Mastercard, Inc., Class A 2.5%
Intel Corp. 2.3%
Adobe, Inc. 2.2%
Booking Holdings, Inc. 2.1%
Alphabet, Inc., Class C 1.9%
McKesson Corp. 1.8%
Meta Platforms, Inc., Class A 1.6%
Other Holdings 68.1%
100.0%
1
Percentages indicated are based upon net assets as of December 31, 2023.
2
Percentages indicated are based upon total investments as of December 31, 2023.

NVIT Jacobs Levy Large Cap Core Fund - December 31, 2023 - Fund Commentary - 29
Average Annual Total Return
1
(For periods ended December 31, 2023)
1 Yr. 5 Yr.
10 yr. or
Inception
Date of
Inception
Class I 23.39% 13.50% 10.37% 3/24/2008
Class II 23.20% 13.40% 10.26% 3/24/2008
S&P 500
®
Index 26.29% 15.69% 12.03%
Expense Ratios
Gross
Expense
Ratio
^
Net
Expense
Ratio
^
Class I 0.83% 0.78%
Class II 0.93% 0.88%
^
Current effective prospectus dated May 1, 2023. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2024. Please see the Fund’s most recent prospectus for details. Please refer to the Financial
Highlights for each respective share class’ actual results.
1
The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

30 - Fund Commentary - December 31, 2023 - NVIT Jacobs Levy Large Cap Core Fund
Performance of a $10,000 Investment
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.
Comparative performance of $10,000 invested in Class I shares of the NVIT Jacobs Levy Large Cap Core Fund versus performance of the S&P 500
®
Index over the 10-year period ended 12/31/23. Unlike the Fund, the performance of the index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

NVIT Jacobs Levy Large Cap Growth Fund - December 31, 2023 - Fund Commentary - 31
For the annual period ended December 31, 2023, the NVIT Jacobs Levy Large Cap Growth Fund Class II returned 34.99%*
versus 42.68% for its benchmark, the Russell 1000
®
Growth Index. For broader comparison, the return for the Fund's closest
Morningstar peer category, Large Growth (consisting of 268 investments as of December 31, 2023), was 40.75% for the same period. Performance for the Fund's other share classes versus the benchmark is included in the Average Annual Total Return chart in this report's Fund Performance section.
U.S. equities surged in 2023, as inflation eased, interest rates appeared to peak, the economy grew, and investors welcomed perceived advances in artificial intelligence. The broad equity market rose about 26% for the year, as large caps outpaced small and mid-caps, and growth bested value. Large cap dynamic outperformed large cap defensive, while among small caps, defensive edged out dynamic. Notably, the speculative fervor surrounding artificial intelligence drove dramatic gains in a limited number of mega cap growth stocks, which also turbocharged returns in large cap growth and large cap dynamic stock indices. For the year, large cap growth stocks gained more than 42%, outpacing large cap value stocks by about 31 percentage points. Large cap dynamic stocks gained about 33%, outperforming large cap defensive stocks by about 13 percentage points.
Jacobs Levy’s investment process is engineered to combine human insight and intuition, finance and behavioral theory, and quantitative and statistical methods. The firm’s stock selection process entails sophisticated modeling of a large number of stocks and proprietary factors using financial statements, analyst forecasts, corporate management signals, economic data and security pricing, as well as alternative data sources. Based on our factor models, we forecast expected returns for every security in our investment universe. Portfolios are diversified across individual stocks, industries, and sectors.
The Fund underperformed the Russell 1000
®
Growth Index during the period. Information technology, consumer discretionary, and financials detracted from relative performance, while communication services, industrials, and health care contributed. Security selection in communication services, industrials, and utilities helped, but security selection in information technology, consumer discretionary, and financials hurt. Overweight to information technology, and underweights to consumer staples and health care contributed, although overweights to utilities and materials, and an underweight to communication services detracted.
The top three stocks contributors to relative performance held during the period were an overweight to CrowdStrike Holdings, Inc.
Class A (CRWD), and underweights to UnitedHealth Group Incorporated (UNH) and Meta Platforms Inc. Class A (META). META
and CRWD were held in the Fund at the end of the period.
The top three stock detractors to relative performance held during the period were underweights to NVIDIA Corporation (NVDA)
and Tesla, Inc. (TSLA), and a short position in AppLovin Corp. Class A (APP). NVDA and TSLA were held in the Fund at the end of the period and no longer hold the short position in APP.
A 130-30 portfolio permits a modest amount of short exposure in conjunction with a predominantly long portfolio. The 130-30 portfolio allocates approximately 130% of capital to long equity exposures and approximately 30% of capital to short equity exposures, thus maintaining 100% net exposure to the underlying benchmark’s systematic risk and return. This portfolio structure enables us to exploit security valuation insights more fully (as compared to a long-only portfolio).
In selecting stocks for either the long portfolio or short portfolio, Jacobs Levy employs an evaluation process that focuses on modeling a large number of stocks and proprietary factors, using financial statements, security analyst forecasts, corporate management signals, economic releases, and security prices. This investment approach is intended to seek diversification across market inefficiencies, securities, industries, and sectors, while seeking to manage overall portfolio risk exposures relative to the
Russell 1000 Growth Index.
To implement this strategy, the Fund is invested in a combination of direct U.S. equity positions and individual total return swaps on
U.S. equity securities. Short exposure to equity securities is gained through the use of swap contracts and long exposure to equity positions is gained by investing 100% of the portfolio directly in stocks and approximately 30% of the portfolio through swaps.
While the strategy utilizes swaps as part of the implementation, stock selection and risk management are determined at the overall portfolio level through a unified investment process. For this reason, performance attribution of the swap positions is not a meaningful measure and should not be evaluated as a separate component of the portfolio’s total return.
The Fund did not experience any liquidity events that had a material impact on performance during the period.
Subadviser:
Jacobs Levy Equity Management, Inc.

32 - Fund Commentary - December 31, 2023 - NVIT Jacobs Levy Large Cap Growth Fund
Portfolio Managers:
Bruce I Jacobs, Ph.D. and Kenneth N. Levy, CFA
*High double-digit returns are unusual and cannot be sustained
The Fund is subject to the risks of investing in equity securities. The Fund also subject to long/short strategy risk where it is possible that stocks where the Fund has taken a long position will decline in value at the same time that stocks where the Fund has taken a short position increase in value, thereby increasing potential losses to the Fund. It is also subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities), derivatives (which create investment leverage and are highly volatile) and futures contracts (prices are more volatile than stock and bonds and fluctuations in value can cause large losses to the Fund). The Fund may be subject to model and data risk as the Fund’s subadviser relies heavily on quantitative models and information and data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments and, to provide risk management insights. When Models and Data prove to be incorrect or incomplete, including because data is stale, missing or unavailable, any decisions made in reliance thereon expose the Fund to potential risks. Growth funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.
Russell Investment Group is the source and owner of the trademarks, service marks and copy rights related to the Russell
Indexes. The Fund is not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell
®
is a trademark of Russell Investment Group.
A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

NVIT Jacobs Levy Large Cap Growth Fund - December 31, 2023 - Fund Commentary - 33
Asset Allocation
1
Common Stocks 96.7%
Total Return Swaps 0.2%
Repurchase Agreements 2.4%
Liabilities in excess of other assets 0.7%
100.0%
Top Industries
2
Software 21.9%
Technology Hardware, Storage & Peripherals 8.6%
Hotels, Restaurants & Leisure 6.6%
Health Care Providers & Services 5.9%
Broadline Retail 5.1%
Insurance 4.7%
Financial Services 4.3%
Ground Transportation 4.3%
Professional Services 4.0%
Biotechnology 3.7%
Other Industries
#
30.9%
100.0%
Top Holdings
2
Microsoft Corp. 9.8%
Apple, Inc. 7.4%
Amazon.com, Inc. 3.7%
Mastercard, Inc., Class A 3.0%
Booking Holdings, Inc. 2.1%
Uber Technologies, Inc. 1.9%
Automatic Data Processing, Inc. 1.7%
Crowdstrike Holdings, Inc., Class A 1.6%
Airbnb, Inc., Class A 1.6%
McKesson Corp. 1.4%
Other Holdings
#
65.8%
100.0%
#
For purposes of listing top holdings and top industries, the repurchase agreements are included as part of Other.
1
Percentages indicated are based upon net assets as of December 31, 2023.
2
Percentages indicated are based upon total investments as of December 31, 2023.

34 - Fund Commentary - December 31, 2023 - NVIT Jacobs Levy Large Cap Growth Fund
Average Annual Total Return
1
(For periods ended December 31, 2023)
1 Yr. 5 Yr.
10 yr. or
Inception
Date of
Inception
Class I 35.36% 23.08% 15.33% 3/24/2008
Class II 34.99% 22.78% 15.03% 3/24/2008
Russell 1000
®
Growth
Index 42.68% 19.50% 14.86%
Expense Ratios
Gross
Expense
Ratio
^
Net
Expense
Ratio
^
Class I 0.88% 0.81%
Class II 1.13% 1.06%
^
Current effective prospectus dated May 1, 2023. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2024. Please see the Fund’s most recent prospectus for details. Please refer to the Financial
Highlights for each respective share class’ actual results.
1
The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

NVIT Jacobs Levy Large Cap Growth Fund - December 31, 2023 - Fund Commentary - 35
Performance of a $10,000 Investment
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.
Comparative performance of $10,000 invested in Class II shares of the NVIT Jacobs Levy Large Cap Growth Fund versus performance of the Russell 1000
®
Growth Index over the 10-year period ended 12/31/23. Unlike the Fund, the performance of this index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

36 - Fund Commentary - December 31, 2023 - NVIT Multi-Manager Mid Cap Value Fund
For the annual period ended December 31, 2023, the NVIT Multi-Manager Mid Cap Value Fund Class II returned 8.63% versus
12.71% for its benchmark, the Russell Midcap
®
Value Index. For broader comparison, the return for the Fund's closest Morningstar peer category, Mid-Cap Value (consisting of 93 investments as of December 31, 2023), was 11.24% for the same period.
Performance for the Fund's other share classes versus the benchmark is included in the Average Annual Total Return Chart in this report's Fund Performance section.
This Fund uses a multi-manager approach, allocating portions of its assets to several different subadvisers. The Fund strives to benefit from the subadvisers’ specializations and diversification. Therefore, the views of the individual managers are independent and may appear to be contradictory. Please note that each subadviser wrote its commentary to explain the performance of the portion of the Fund that it manages.
This Fund is subadvised by American Century Investment Management, Inc., Thompson, Siegel & Walmsley LLC, and Victory
Capital Management Inc.
The following commentary is provided by American Century Investment Management, Inc.:
The American Century sleeve of the Fund returned 6.25% for the 12 months ended December 31, 2023 underperforming its benchmark, the Russell Midcap Value Index, which returned 12.71%.
U.S. equity markets ended the year higher. Despite higher interest rates, stocks rose in the first half of the year and economic growth remained relatively resilient. Investors also hoped the Federal Reserve (“Fed”) would slow or pause its rate-hike campaign.
Stocks retreated in the third quarter, however, as stubbornly high inflation raised the expectations that the interest rates would remain higher-for-longer. Stocks rallied in the fourth quarter as moderating inflation renewed hopes that the Fed was finished with rate hikes. Economic growth and corporate earnings also remained relatively resilient. Value stocks underperformed. Mid-cap stocks lagged large caps but outperformed small caps, as measured by the Russell Indices. Value stocks underperformed growth for the twelve-month period.
Consumer discretionary detracted from performance. Security selection and an underweight in the consumer discretionary sector weighed on results. The portfolio did not own several benchmark stocks in the specialty retail industry, which hurt performance.
A position in automotive replacement parts retailer, Advance Auto Parts, underperformed due to recent disappointing financial results. Financials also weighed on results. Stock selection in the capital markets industry hindered relative performance. This was due in part to a lack of exposure to stocks that were strong performers for the market. Consumer staples hurt performance.
Allocation among names in the consumer staples sector caused a drag on relative performance during the period. Overweight positions in food products and household products industries detracted. Shares of Conagra Brands, a packaged food company, fell off due to pricing concerns and the impact of weight loss drugs.
Materials was an area of strength and selection in the sector helped relative performance. Not owning several benchmark companies in the chemicals industry proved beneficial. Energy also contributed, stock selection and an underweight in the energy sector aided relative performance. While the portfolio does not own several benchmark names, tactical selections in some sector stocks gave results a lift.
The detractors to performance during the period were Conagra Brands, Advance Auto Parts, and Truist Financial.
Along with its peers, shares of Conagra Brands, a packaged-food producer, were pressured as investors shifted toward less defensive sectors. Also, investors became concerned about consumers shifting to store brands to save money and possible pushback on future price increases. We still held this position at the end of the period.
Shares of Advance Auto Parts, an automotive replacement parts retailer, underperformed due to quarterly earnings miss and guidance reduction. The company has been forced to raise prices less than the product cost inflation in its commercial channel as competitors have become more promotional. For those reasons, we exited our position in the company.
Truist Financial, a large regional bank, lowered revenue guidance during the period due to higher funding costs and lower loan growth. Regional bank valuations for Truist and peers also declined due to concerns around liquidity in the aftermath of bank failures early in the year. Truist rebounded later in the year as reduced credit and interest rate risk lifted bank stocks. We still held our position at the end of this period.
The contributors to performance during the period were First Republic Bank, Cie de Saint-Gobain, and Beacon Roofing Supply.

NVIT Multi-Manager Mid Cap Value Fund - December 31, 2023 - Fund Commentary - 37
Lack of exposure to First Republic Bank helped performance. In general, bank stocks underperformed amid the failure of two mid-cap banks in the first quarter. First Republic Bank was also pressured by near-term liquidity fears associated with the large unrealized losses in its relatively longer-duration assets. We still held this position at the end of the period.
Cie de Saint-Gobain is a global diversified building products manufacturer with notable exposure to Europe. Its shares outperformed early in the period as fears of an energy crisis in Europe eased due to a much warmer-than-expected winter. The improved global economic outlook later in the year also lifted the stock. We still held this position at the end of the period.
Shares of Beacon Roofing Supply, a distributor of residential and business roofing supplies, proved resilient through the year as the housing market settled into a higher interest rate environment. The stability in the roofing business, which was reinforced by a steady demand for renovations and re-roofing, as well as a robust increase in pricing, drove its success during the period. We still held this position at the end of the period.
The portfolio buys foreign exchange forward hedge contracts to offset the inherent currency risk of holding foreign securities.
This sleeve of the Fund did not experience any liquidity events that materially impacted the performance during the period.
Subadviser:
American Century Investment Management, Inc.
Portfolio Managers:
Philip N. Davidson, CFA; Kevin Toney, CFA; Michael Liss, CFA; Brian Woglom, CFA; and Nathan Rawlins, CFA
The following commentary is provided by Thompson, Siegel & Walmsley LLC (TSW):
The TSW sleeve of the NVIT Multi-Manager Mid Cap Value portfolio returned 10.42% and underperformed the Russell Midcap
®
Value Index by for the year ending 12/31/23. Last year in general has encountered many sub-periods of heightened favoritism and/
or stress in the market ranging from the banking contagion crisis in the first quarter to demand for anything that could be impacted by Artificial Intelligence (“AI”), another bout of meme stock demand in the middle of the year, and finally a polarizing handful of months to finish out the year with November and December comprising one of the most irrational environments that we have witnessed in history. We generally navigated these environments well in aggregate (notably the banking crisis), before facing the aforementioned pronounced headwinds. In aggregate, however, the year was quite irrational, favoring more distressed companies as witnessed by demand for stocks with lower profitability, lower return on invested capital, and higher valuation multiples, to name a few.
The leading economic industries in terms of contribution to the portfolio's relative return were Financials, Consumer Staples, and
Technology. Within Financials, the portfolio’s underweight to banks and overall stock selection across the industry drove positive relative returns. Positions in First Citizens Bancshares, a bank holding company, and Ally Financial, Inc., a holding company providing financial services to the automotive industry and other related banking services, were the top contributors. First Citizens moved materially higher following news of their timely acquisition of Silicon Valley Bank from the FDIC. The deal was well received by the market given its accretion to earnings and book value, and management’s positive track record of integrating acquired banks into its overall structure. Ally Financial moved higher against the market backdrop as they are less sensitive to commercial real estate than most banks, have a healthy insured deposit base, and have generated positive sentiment on growth in book value.
We continue to hold these two companies in the portfolio.
Within Consumer Staples, stock selection was the primary driver of relative return, led by positions in Molson Coors Beverage Co., a beverage producer, and Cencora, a drug distributor. Molson Coors moved higher after gaining market share from their largest competitor. The company also has benefited from better-than-expected volume growth and margin expansion across geographies.
Shares were sold in the third quarter of 2023 into price strength. Cencora benefited from execution in their core business, which included an uptick in utilization for their services, positive sentiment on both the generic drug cycle and potential distribution of glucagon-like peptide 1 (GLP-1) drugs, and reduced uncertainty from opioid liability concerns for the industry. Lastly, within
Technology, our positions in Western Digital Corp., a company engaged in developing, manufacturing, and marketing, data storage devices and solutions, and Flex Ltd., a contract electronics manufacturer, were both primary contributors. Western Digital moved higher following news of their plan to split their Hard Disk Drive (HDD) business from their flash business into two separate public companies. The company has also achieved positive execution and is benefiting from positive secular demand in its core products through growth in data centers and the internet-of-things (IoT). We sold our position into strength in the fourth quarter. Flex Ltd.
was also a contributor given the recent spin-off of NexTracker, a solar tracking solutions company, that should simplify the case for
Flex’s core business. We continue to hold the position.

38 - Fund Commentary - December 31, 2023 - NVIT Multi-Manager Mid Cap Value Fund
The primary detractors from relative performance were Telecommunications, Consumer Discretionary, and Health Care. Within
Telecommunications, our positions in DISH Network Corp., a provider of satellite television with meaningful ownership in wireless spectrum, and Liberty Global Ltd., an international television and broadband company, both were the primary detractors. DISH was impacted by a cyber security breach within its legacy satellite television business earlier in the year, and market concerns on the financing related to the buildout of its wireless network. We continue to hold the shares and believe upside exists going forward given the substantial value of its wireless spectrum, the related near-term network buildout, and cash infusion from the recent merger with EchoStar. Liberty Global has been impacted by weaker near-term fundamentals. We continue to hold shares as we believe the stock is inexpensive on a sum of the parts basis, with multiple ways to create value through a proven management team.
In Consumer Discretionary, the portfolio was impacted to a large degree by what was not held in the industry, particularly in the travel and leisure and home construction sectors. Of the positions held, Advance Auto Parts, an auto parts distributor, was the largest detractor. Advance Auto Parts missed earnings and reduced guidance earlier in the year driven by weaker results in the do-it-for-me segment, and overall inventory management challenges. They also recently announced their CEO departure. We continue to hold our position and believe shares are valued near historic lows on a forward price-to-earnings basis with optionality to right size the business, and further support by improving fundamentals in their end market.
Lastly, within Health Care, positions in Bio-Rad Laboratories, a manufacturer of equipment and consumables for use in life sciences and clinical diagnostics, and Organon & Co., a pharmaceutical company, were the bottom detractors. Bio-Rad has generally been impacted by overall inventory de-stocking in the post COVID-19 environment and weaker near-term results. We continue to hold shares as we believe the stock remains undervalued, and supported by a high recurring revenue business model, margin-improvement program, and optionality from its minority ownership stake in biologics company, Sartorius. Organon faced headwinds due to a slower recovery in China in which it generates nearly a quarter of its revenue, foreign exchange headwinds and lower than expected sales in select core products. We continue to hold shares as we believe many of the headwinds are more transitory in nature and should re-rate as near-term headwinds abate and the company achieves strong free cash flow used for deleveraging, with a greater market focus on their women’s health and biosimilar product offerings.
Derivatives were not utilized in the TSW sleeve of the NVIT Multi-Manager Mid Cap Value Fund.
There were no liquidity events that had a material impact on the TSW sleeve of the Fund.
Unless otherwise stated, all holdings referenced continue to be held in the portfolio.
Subadviser:
Thompson, Siegel & Walmsley LLC
Portfolio Managers:
Brett P. Hawkins, CFA
The following commentary is provided by Victory Capital Management Inc:
After meaningfully selling off in 2022, U.S. equities closed the year on a positive footing with all major indices posting double-
digit gains. A year ago, the overwhelming consensus among market participants, economists and other practitioners was that the economy was on the cusp of the most anticipated recession in history. Very few would have thought that the economy could withstand the most aggressive tightening campaign in decades without something breaking. Furthermore, few would have expected the magnitude of the melt-up in the U.S. equity market.
The broad market S&P 500
®
Index rallied 26.29% while the tech-centric NASDAQ Composite posted an astounding return of
44.6% for the year. Market breadth broadened late in the year with small-cap equities deciding to join the party in the fourth quarter. While small cap equities underperformed for most of the year, the Russell 2000
®
Index posted a commendable 16.93%
return for the period. Mid-cap equities, as measured by the Russell Midcap
®
Index were sandwiched in the middle, also returning
an impressive 17.23%.
The fourth quarter rally was chalked up to several factors—chiefly, the Federal Reserve (“Fed”) perceived pivot, which signaled the end to the hiking campaign. With financial conditions loosening, animal spirits were unleashed and an “everything rally” ensued.
The Fed’s dovish pivot likely came quicker than some anticipated; however, disinflation remained on the right trajectory and the
November core personal consumption expenditures (“PCE”) number (Fed’s preferred metric) registered 1.9% —the first time the inflation figure dipped below 2% in three years. In December, the Federal Open Market Committee (“FOMC”) meeting added fuel to the fire with the median 2024 dot plots implying cuts of at least 75 basis points (“bps”). Despite Fed Chair Jerome Powell’s

NVIT Multi-Manager Mid Cap Value Fund - December 31, 2023 - Fund Commentary - 39
attempts to temper expectations for more aggressive cuts, the market closed the year pricing in roughly six cuts in 2024. With the euphoric response to the end of the tightening campaign, the “soft-landing/no-landing” narrative made a vengeful comeback, and most calls for a recession were withdrawn or ultimately dismissed.
In the finance and economics profession, practitioners generally look to history for parallels. While history can be a useful tool, it may not yield a similar outcome under current circumstances. A key takeaway from the year is the economic models and playbooks are not always reliable. At the beginning of the year, the expectations were that the aggressive tightening campaign would create a domino effect and would ultimately steer the economy into a recession. In hindsight, that’s not exactly what transpired. While inflation has declined, the economy is still growing above trend, the labor market remains robust, and the consumer remains resilient (for now). The point being is that market participants were looking for clues from prior playbooks. What we learned instead is that the COVID-19 era injected certain (and unique) dynamics into the economy that existing models or playbooks may have overlooked or did not fully appreciate. That is why we believe so many investors were “offsides” during the year.
With that said, we are not necessarily out of the woods yet. It is still possible that the lagged effects from an aggressive tightening campaign can still bite even though the current consensus has mostly dismissed that possibility. Furthermore, prematurely easing failed to subdue inflation in the 1970s and early 1980s. Whether that happens in the current environment remains to be seen;
however, upside risks to inflation cannot entirely be ruled out. In a scenario where rates decline and the housing market recovers, a second wave of inflation is a possibility. Therefore, it behooves us to ponder whether the “soft-landing” camp has prematurely done a victory lap.
For the 12-month period ended December 31, 2023, large-cap equities outpaced both mid- and small-cap equities. Large-cap equities, as measured by the Russell 1000
®
Index and the S&P 500
®
Index, posted returns of 26.53% and 26.29%, respectively.
Mid-cap equities, as measured by the Russell Midcap
®
Index, returned 17.23% during the period, while small-cap stocks, as measured by the Russell 2000
®
Index, returned 16.93%. Broken down by style, growth notably outpaced value within the large-
and mid-cap size segments, and modestly outpaced within the small-cap segment. Specifically, for mid-caps, the Russell Midcap
®
Growth Index returned 25.87%, outpacing its value counterpart, which returned 12.71%.
For the 12-month period ended December 31, 2023, the sleeve of the NVIT Multi-Manager Mid Cap Value Fund underperformed the Russell Midcap
®
Value Index, returning 10.12% and 12.71%, respectively. For the year, stock selection was the primary driver of relative underperformance. Sector allocation partially offset the unfavorable impact of selection for the period. Index returns were positive across eight of the 11 major economic sectors for the year and varied widely, with only three sectors outpacing the broader Russell Midcap
®
Value Index. Industrials was the top-performing sector, posting a return of 28.88%. By contrast, consumer staples was the worst-performing sector, returning -3.04%.
Specifically, for the Fund, stock selection in industrials was the largest detractor from relative performance for the year; however, an overweight in the top-performing sector partially offset the unfavorable impact of selection. Stock selection in consumer discretionary, financials, real estate and energy also detracted from relative return. On the other hand, an underweight in energy and financials partially offset the negative impact of selection in the sectors. Conversely, stock selection in materials, information technology, health care and communication services contributed to the relative return for the year. An underweight in utilities and communication services, as well as an overweight in information technology also augmented performance.
The largest contributors to the Portfolio in 2023 were as follows:
Flex Ltd. (FLEX), a leading provider of technology solutions, supply chain management and electronics manufacturing services to various end markets, was the top contributor for the year. FLEX shares benefited from the price appreciation in NexTracker (NXT).
FLEX spun off NXT in February but maintained a majority ownership. NXT provides intelligent solar tracker solutions for utility scale and distribution solar generation. NXT reported its first earnings report as a public company in May. Revenues were ahead of expectations as demand for solar solutions remained robust and supply chain headwinds eased during the period.
Western Digital Corp. (WDC), a leading data storage solutions provider, was also a top contributor. Although the company is below consensus fiscal year 2024 guidance, the signs of fundamentals are inflecting likely propelled higher shares. Management noted
that Hard Disk Drive and Flash revenue are expected to improve in 2024 as demand for storage normalizes and Flash segment sees higher content per unit. Management has navigated the challenging demand backdrop better than peers by controlling costs and cutting capacity. We also suspect that merger rumors between WDC and Kioxia, another major player in the NAND flash memory manufacturing space, was a tailwind for shares during the year. According to news outlets, WDC terminated merger talks during the fourth quarter due to opposition from a major Kioxia shareholder.
Owens Corning (OC), a leading provider of insulation, roofing, and composites, was another top contributor. The company continued to post earnings reports that beat consensus estimates. OC’s low inventory at distributors helped them navigate the

40 - Fund Commentary - December 31, 2023 - NVIT Multi-Manager Mid Cap Value Fund
destocking headwinds that many industries faced over the past several months. Pricing for its products continued to hold up.
Falling asphalt prices also helped its margins as the company was able to control costs while maintaining an advantage on price.
Two holdings in the materials sector rounded out the top contributors list for the year.
As of December 31, 2023, we maintain a position in each of the top three contributors.
The largest detractors to the Portfolio in 2023 were as follows:
Zions Bancorp. (ZION) was the top detractor for the year. At the onset of the banking sector tremors in the first quarter, we reviewed all our bank holdings to determine which banks were at risk given the uncertainties surrounding the sector. Given what we knew at the time, we divested ZION with concerns relating to lower earnings due to higher funding costs, deposit retention, and the possibility of a capital raise given potential of lower earnings, higher funding costs, and significant unrealized losses on the bank’s investment portfolio.
Genpact Ltd. (G), a business processes outsourcing (“BPO”) company, was another top detractor during the year. Gross margins declined due to severance costs related to workforce reductions (short-cycle advisory business), higher travel costs, and investments for new deal activity. Further weighing on the stock was the potential impact from Artificial Intelligence (“AI”). Like many of its BPO peers, investors worry that the introduction of AI will jeopardize some of its business lines. It is currently not known whether companies will turn to AI to manage key processes such as accounting, finance, risk, supply chain, etc. The company is a late-cycle business that typically benefits from companies looking to reduce costs ahead of an economic downturn. We maintained a position in Genpact at year end.
After meaningful outperformance over the past couple of years, 2023 was a reset year for Devon Energy Corp. (DVN). Production missed due to timing of completions and asset integration coupled with a collapse in oil prices. These factors weighed on DVN’s share price in a challenging macro backdrop for the sector. We believe the bar has been reset for one of the most compelling cash flow generators in the sector. We suspect that it will likely take a couple of earnings beats to get investors excited about the stock again. The management team has an operational track record of creating value for shareholders, and we would anticipate that shareholder focus will be a priority next year. We remain invested in DVN given the compelling valuation.
The sleeve of the Fund does not utilize derivatives and did not experience any liquidity events.
Subadviser:
Victory Capital Management Inc.
Portfolio Managers:
Gary H. Miller; Greg M. Conners; Jeffery M. Graff, CFA; Michael F. Rodarte, CFA; and James M. Albers, CFA
The Fund is subject to the risks of investing in equity securities (including mid-sized companies). Smaller companies involve greater risk than larger, more-established companies because smaller companies 1) usually are less stable in price, 2) are less liquid, 3) are more vulnerable to adverse business and economic developments, and 4) have more-limited resources. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities).
The Fund may concentrate on specific sectors, subjecting it to greater volatility than that of other mutual funds. Value funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.
Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of another subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.
Russell Investment Group is the source and owner of the trademarks, service marks and copy rights related to the Russell
Indexes. The Fund is not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell
®
is a trademark of Russell Investment Group.
A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

NVIT Multi-Manager Mid Cap Value Fund - December 31, 2023 - Fund Commentary - 41
Asset Allocation
1
Common Stocks 96.6%
Repurchase Agreements 3.5%
Master Limited Partnership 0.5%
Forward Currency Contracts
†
(0.0)%
Liabilities in excess of other assets (0.6)%
100.0%
Top Industries
2
Insurance 8.4%
Oil, Gas & Consumable Fuels 5.1%
Electric Utilities 4.9%
Health Care Providers & Services 4.8%
Health Care Equipment & Supplies 3.9%
Containers & Packaging 3.8%
Professional Services 3.6%
Machinery 3.5%
Consumer Staples Distribution & Retail 3.3%
Media 3.3%
Other Industries
#
55.4%
100.0%
Top Holdings
2
Zimmer Biomet Holdings, Inc. 1.5%
Willis Towers Watson plc 1.5%
Quest Diagnostics, Inc. 1.3%
Bank of New York Mellon Corp. (The) 1.3%
Huntington Ingalls Industries, Inc. 1.1%
Allstate Corp. (The) 1.1%
Global Payments, Inc. 1.1%
Evergy , Inc. 1.0%
Packaging Corp. of America 1.0%
Flex Ltd. 0.9%
Other Holdings
#
88.2%
100.0%
†
Amount rounds to less than 0.1%.
#
For purposes of listing top holdings and top industries, the repurchase agreements are included as part of Other.
1
Percentages indicated are based upon net assets as of December 31, 2023.
2
Percentages indicated are based upon total investments as of December 31, 2023.

42 - Fund Commentary - December 31, 2023 - NVIT Multi-Manager Mid Cap Value Fund
Average Annual Total Return
1
(For periods ended December 31, 2023)
1 Yr. 5 Yr.
10 yr. or
Inception
Date of
Inception
Class I 8.82% 10.06% 7.92% 3/24/2008
Class II 8.63% 9.93% 7.81% 3/24/2008
Russell Midcap
®
Value
Index 12.71% 11.16% 8.26%
Expense Ratios
Gross
Expense
Ratio
^
Net
Expense
Ratio
^
Class I 1.00% 0.93%
Class II 1.09% 1.02%
^
Current effective prospectus dated May 1, 2023. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2024. Please see the Fund’s most recent prospectus for details. Please refer to the Financial
Highlights for each respective share class’ actual results.
1
The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

NVIT Multi-Manager Mid Cap Value Fund - December 31, 2023 - Fund Commentary - 43
Performance of a $10,000 Investment
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.
Comparative performance of $10,000 invested in Class II shares of the NVIT Multi-Manager Mid Cap Value Fund versus performance of the Russell Midcap
®
Value Index over the 10-year period ended 12/31/23. Unlike the Fund, the performance of this index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

44 - Fund Commentary - December 31, 2023 - NVIT Multi-Manager Small Cap Growth Fund
For the annual period ended December 31, 2023, the NVIT Multi-Manager Small Cap Growth Fund Class I returned 17.47%
versus 18.66% for its benchmark, the Russell 2000
®
Growth Index. For broader comparison, the return for the Fund's closest
Morningstar peer category, Small Growth (consisting of 88 investments as of December 31, 2023), was 16.79% for the same period. Performance for the Fund's other share classes versus the benchmark is included in the Average Annual Total Return chart in this report's Fund Performance section.
This Fund uses a multi-manager approach, allocating portions of its assets to several different subadvisers. The Fund strives to benefit from the subadvisers’ specializations and diversification. Therefore, the views of the individual managers are independent and may appear to be contradictory. Please note that each subadviser wrote its commentary to explain the performance of the portion of the Fund that it manages.
This Fund is subadvised by Invesco Advisers, Inc. and Wellington Management Company LLP.
The following commentary is provided by Invesco Advisers, Inc.:
U.S. stocks generated strong returns during the year, primarily due to a resilient economy, progress on taming inflation combined with the Federal Reserve (“Fed”) comments that suggested a shift to easier monetary policy, and a burst of enthusiasm for technology and mega-cap companies. The Fund slightly underperformed the benchmark during the year primarily as a result of weaker stock selection within the health care, information technology and materials sectors. These results were partially offset by stronger stock selection within the consumer discretionary, consumer staples and energy sectors. The Fund does not use derivatives and did not experience any liquidity issues.
Beauty, Duolingo, and Hamilton Lane were the three individual securities that contributed most to absolute Fund performance during the reporting period. The Fund still holds positions in all three stocks.
Beauty provides cosmetic and skin-care products. The company reported strong fiscal quarterly results where revenues, earnings-
per-share and earnings before interest, taxes, depreciation and amortization all exceeded expectations. Management also raised its fiscal 2023 and 2024 guidance above Wall Street expectations. The company increased its market share, innovation has been strong, and the company has been gaining distribution for its value-priced beauty products.
Duolingo is a language-learning website and mobile application. Duolingo reported quarterly results that were well above consensus expectations. Results reflected strength across many key metrics and management provided positive forward guidance. The company continues to execute with paid subscribers and daily active users still growing at a high growth rate despite difficult year-
over-year comparisons.
Hamilton Lane provides private markets investment solutions. Management reported solid quarterly results and continues to benefit from the growth of assets in private equity funds. The company manages a collection of funds that owns stakes in private funds, as well as co-invests in funds that make direct investments referred by fund partners.
Halozyme Therapeutics, Confluent, and Impinj detracted from absolute Fund performance during the reporting period. The Fund still holds a position in Halozyme Therapeutics but exited Confluent and Impinj during the fiscal year.
Halozyme Therapeutics is a biopharmaceutical technology platform company that lagged as part of the broader correction in the biotech sector in the first quarter of 2023.
Confluent provides a commercial platform for managing real-time data streams, for event-driven architectures. The stock underperformed after posting weak results and initiating a sales force transition.
Impinj provides radio-frequency identification solutions for identifying, locating and authenticating items. Management provided weak earnings guidance as some large customers delayed purchase decisions.
Invesco Growth Team’s outlook for the stock market in 2024 is constructive. The economy continues to expand, inflation is moderating, the Fed is forecasting interest rate cuts and corporate profits are rising once again following a multi-quarter contraction.
Meanwhile, technology-driven innovation continues to create abundant opportunities for wealth creation. Keeping these factors in mind, the Invesco Growth Team remains focused on investing in shares of reasonably valued companies that are judged to have superior relative growth potential.

NVIT Multi-Manager Small Cap Growth Fund - December 31, 2023 - Fund Commentary - 45
Subadviser:
Invesco Advisers, Inc.
Portfolio Managers:
Ronald Zibelli and Ash Shah
The following commentary is provided by Wellington Management Company, LLP:
With increasingly dovish commentary and an updated Federal Reserve (“Fed”) "dot plot" indicating several rate cuts in 2024, the
U.S. market has now fully embraced that the dramatic rate cycle which began in March 2022 has come to an end. There has been constructive evidence that inflationary trends are in fact moving downward towards the Fed's stated goal of 2%, yet what remains to be seen is the precise onset, cadence, and true depth of how interest rate cuts will be enacted. Any disappointment in the degree or timing of rate cuts could leave increasingly expectant markets susceptible to short-term weakness.
Labor markets have remained resilient and continue to underpin the U.S. economy, and unemployment levels have not risen to the higher levels that many expected would be required for The Federal Open Market Committee to reach its inflationary target. Job security and employment prospects continue to provide confidence to the U.S. consumer, yet incremental headwinds from rising student loan obligations, increased credit utilization at still-high rates and the complete drawdown of "excess savings" from all but the higher-end cohorts remove some of the support that the U.S. consumer carried through last year.
An easing in the cost of capital for companies and consumers alike should be constructive for the U.S. economy and could lead to an improved housing market, increasing the mergers and acquisitions, and increasing levels of investment which should benefit more rate-sensitive sectors, including financials. Furthermore, robust and continued innovation within the technology sector provides opportunities for driving productivity within the U.S. workforce as companies continue to explore the burgeoning capabilities that Artificial Intelligence promises to bring.
2024 will also bring pivotal elections in both Congress and the Executive branch that have important ramifications for the direction of markets. Given that 2023 the U.S. government generated a budget deficit at close to 8% of Gross Domestic Product, the largest of any developed nation and well above the 3.7% level in 2022, the expected debate over fiscal restraint will be an important outcome for this market.
Sector allocation, a residual of our bottom-up stock selection process, contributed to relative performance. A lack of exposure to utilities, an underweight to health care, and an overweight to industrials contributed the most to relative performance. This was partially offset by an underweight to materials and an overweight to information technology. Security selection detracted from relative performance. Weak selection within health care, industrials, and communication services detracted from relative performance, but these effects were partially offset by stronger selection within the information technology, consumer staples, and consumer discretionary sectors.
Top contributors to relative performance were overweight positions in ImmunoGen (Health Care), Wingstop (Consumer
Discretionary), and Celsius Holdings (Consumer Staples). Shares of ImmunoGen rose as the company reported strong topline results from a Phase 3 study of antibody-drug conjugate Elahere compared to chemotherapy for the treatment of a specific type of ovarian cancer. We eliminated the position at the end of the period. Shares of Wingstop rose over the period. The company reported third quarter results that beat expectations. We continue to hold the position at the end of the period. Shares of Celsius
Holdings, finished the period higher after the beverage company posted first-quarter earnings and sales nearly doubled, beating consensus estimates. Management attributed this to the drink’s expanded availability and increased consumer awareness. Sell side analysts expect more upside to come as the company expands internationally and benefits from its distribution deal with
PepsiCo. We eliminated this position during the period.
The top relative detractors from performance included overweight positions in Ventyx Biosciences (Health Care) and Aclaris
Therapeutics (Health Care) and an out-of-benchmark position in Western Alliance Bancorp (Financials). Shares of Ventyx
Biosciences, a clinical-stage biopharmaceutical company, fell during the period after the company announced results of its phase two trial on psoriasis treatments. The company stated that the results did not support further development of the drug due to the magnitude of efficacy observed, causing share price to reach its lowest level. We eliminated the position at the end of the period.
Shares of Aclaris Therapeutics fell during the period as the company announced disappointing top-line results from its Phase 2b study of oral MK2 inhibitor zunsemetinib for the treatment of rheumatoid arthritis. The trial will be discontinued. We eliminated the position at the end of the period. Shares of Western Alliance fell sharply and then finished the period higher. The company came under pressure along with other small lenders after the failure of Silicon Valley Bank caused concerns that other banks would need to sell long-term assets at steep losses to meet liquidity needs. We eliminated the position at the end of the period.

46 - Fund Commentary - December 31, 2023 - NVIT Multi-Manager Small Cap Growth Fund
The sleeve of the portfolio utilized exchange traded Funds (ETFs) during the period to equitize cash and it had minimal impact to the Fund.
There was no liquidity event during the period that had a material impact to performance.
Subadviser:
Wellington Management Company LLP
Portfolio Manager:
Mammen Chally, CFA, David Siegle, CFA, and Douglas McLane, CFA
The Fund is subject to the risks of investing in equity securities (including small companies). Smaller companies involve greater risk than larger, more-established companies because smaller companies: 1) usually are less stable in price, 2) are less liquid 3)
are more vulnerable to adverse business and economic developments and 4) have more-limited resources. The Fund may invest in initial public offerings (IPOs), which often are subject to greater and more-unpredictable price changes than more-established stocks. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than
U.S. securities). The Fund may concentrate on specific sectors, subjecting it to greater volatility than that of other mutual funds.
Growth funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.
Each of the Fund’s Subadviser makes investment decisions independently, and it is possible that the security selection process of one Subadviser will not complement that of another Subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single Subadviser, which could affect the Fund’s performance.
Russell Investment Group is the source and owner of the trademarks, service marks and copy rights related to the Russell
Indexes. The Fund is not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell
®
is a trademark of Russell Investment Group.
A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

NVIT Multi-Manager Small Cap Growth Fund - December 31, 2023 - Fund Commentary - 47
Asset Allocation
1
Common Stocks 98.4%
Repurchase Agreements 14.0%
Exchange Traded Fund 0.7%
Liabilities in excess of other assets
§
(13.1)%
100.0%
Top Industries
2
Software 11.4%
Semiconductors & Semiconductor Equipment 6.1%
Health Care Providers & Services 5.2%
Biotechnology 5.1%
Health Care Equipment & Supplies 4.4%
Hotels, Restaurants & Leisure 3.6%
Capital Markets 3.0%
Trading Companies & Distributors 2.9%
Electronic Equipment, Instruments & Components 2.8%
Aerospace & Defense 2.8%
Other Industries
#
52.7%
100.0%
Top Holdings
2
elf Beauty, Inc. 1.8%
Duolingo, Inc., Class A 1.5%
Comfort Systems USA, Inc. 1.4%
Clean Harbors, Inc. 1.4%
Hamilton Lane, Inc., Class A 1.4%
Curtiss-Wright Corp. 1.3%
Wingstop , Inc. 1.2%
Medpace Holdings, Inc. 1.1%
Applied Industrial Technologies, Inc. 1.1%
Altair Engineering, Inc., Class A 1.1%
Other Holdings
#
86.7%
100.0%
§
Please refer to the Statements of Assets and Liabilities for additional details.
#
For purposes of listing top holdings and top industries, the repurchase agreements are included as part of Other.
1
Percentages indicated are based upon net assets as of December 31, 2023.
2
Percentages indicated are based upon total investments as of December 31, 2023.

48 - Fund Commentary - December 31, 2023 - NVIT Multi-Manager Small Cap Growth Fund
Average Annual Total Return
1
(For periods ended December 31, 2023)
1 Yr. 5 Yr.
10 yr. or
Inception
Date of
Inception
Class I 17.47% 11.52% 8.33% 5/3/1999
Class II 17.16% 11.25% 8.06% 3/7/2002
Russell 2000
®
Growth
Index 18.66% 9.22% 7.16%
Expense Ratios
Gross
Expense
Ratio
^
Net
Expense
Ratio
^
Class I 1.11% 1.09%
Class II 1.36% 1.34%
^
Current effective prospectus dated May 1, 2023. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2024. Please see the Fund’s most recent prospectus for details. Please refer to the Financial
Highlights for each respective share class’ actual results.
1
The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

NVIT Multi-Manager Small Cap Growth Fund - December 31, 2023 - Fund Commentary - 49
Performance of a $10,000 Investment
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.
Comparative performance of $10,000 invested in Class I shares of the NVIT Multi-Manager Small Cap Growth Fund versus performance of the Russell 2000
®
Growth Index over the 10-year period ended 12/31/23. Unlike the Fund, the performance of this index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

50 - Fund Commentary - December 31, 2023 - NVIT Multi-Manager Small Cap Value Fund
For the annual period ended December 31, 2023, the NVIT Multi-Manager Small Cap Value Fund Class I returned 17.45%
versus 14.65% for its benchmark, the Russell 2000
®
Value Index. For broader comparison, the return for the Fund's closest
Morningstar peer category, Small Value (consisting of 64 investments as of December 31, 2023), was 14.22% for the same period.
Performance for the Fund's other share classes versus the benchmark is included in the Average Annual Total Return chart in this report's Fund Performance section.
This Fund uses a multi-manager approach, allocating portions of its assets to several different subadvisers. The Fund strives to benefit from the subadvisers’ specializations and diversification. Therefore, the views of the individual managers are independent and may appear to be contradictory. Please note that each subadviser wrote its commentary to explain the performance of the portion of the Fund that it manages.
This Fund is subadvised by Jacobs Levy Equity Management, Inc. and WCM Investment Management, LLC.
The following commentary is provided by Jacobs Levy Equity Management, Inc.:
U.S. equities surged in 2023, as inflation eased, interest rates appeared to peak, the economy grew, and investors welcomed perceived advances in artificial intelligence. The broad equity market rose about 26% for the year, as large caps outpaced small and mid-caps, and growth bested value. Large cap dynamic outperformed large cap defensive, while among small caps, defensive edged out dynamic. Notably, the speculative fervor surrounding artificial intelligence drove dramatic gains in a limited number of mega cap growth stocks, which also turbocharged returns in large cap growth and large cap dynamic stock indices. For the year, large cap growth stocks gained more than 42%, outpacing large cap value stocks by about 31%. Large cap dynamic stocks gained about 33%, outperforming large cap defensive stocks by about 13%.
Jacobs Levy’s investment process is engineered to combine human insight and intuition, finance and behavioral theory, and quantitative and statistical methods. The firm’s stock selection process entails sophisticated modeling of a large number of stocks and proprietary factors using financial statements, analyst forecasts, corporate management signals, economic data and security pricing, as well as alternative data sources. Based on our factor models, we forecast expected returns for every security in our investment universe. Portfolios are diversified across individual stocks, industries, and sectors.
The sleeve of the Fund underperformed the benchmark during the period. Health care, consumer discretionary, and energy detracted from the relative performance, while financials, utilities, and industrials contributed. Security selection in financials, utilities, and industrials helped, but security selection in health care, consumer discretionary, and energy hurt. Overweights to information technology and industrials, and an underweight to utilities contributed, although an underweight to energy and overweights to consumer discretionary and financials detracted.
The top three stock contributors to relative performance during the period were overweights to Boise Cascade Co. (BCC),
Customers Bancorp, Inc. (CUBI), and PROG Holdings, Inc. (PRG). BCC, CUBI, and PRG were held in the Fund at the end of the period.
The top three stock detractors to relative performance during the period were overweights to Veradigm Inc. (MDRX), Emergent
BioSolutions Inc. (EBS), and Enanta Pharmaceuticals, Inc. (ENTA). MDRX, EBS, and ENTA were held in the Fund at the end of the period.
The Jacobs Levy’s sleeve of the Fund did not use derivatives and did not experience any liquidity events that had a material impact on performance.
Subadviser:
Jacobs Levy Equity Management Inc.
Portfolio Managers:
Bruce I. Jacobs, Ph.D. and Kenneth N. Levy, CFA
The following commentary is provided by WCM Investment Management, LLC:
For the annual period ended December 31, 2023, the sleeve of the NVIT Small Cap Value Fund registered 23.98% versus 14.65%
for its benchmark, the Russell 2000
®
Value Index.

NVIT Multi-Manager Small Cap Value Fund - December 31, 2023 - Fund Commentary - 51
WCM’s quality emphasis has resulted in healthy outperformance against its benchmark over the last twelve months. Coming off the heels of a strong finish to 2022, the market continued its run through the first two quarters of 2023. In the third quarter, performance took a sharp turn as U.S. equities tumbled amid recessionary fears and continued monetary tightening from the
Federal Reserve (“Fed”). Small caps roared back to life late in the year, as the Fed stopped its interest rate hike campaign amid moderating inflation data.
Fortunately, strong stock selection has been the highlight for the Fund over the last twelve months, as the Fund’s high-quality businesses outperformed during the market’s upswings and have shown strong downside protection during the mid-year pullback.
The team continues to believe that the Fund’s quality emphasis will likely be rewarded over the long-term, regardless of shorter-
term market conditions. Attribution analysis shows that both allocation and selection were contributors for the annual period.
From an allocation perspective, the primary contributor to the Fund’s performance was overweight to the Industrials sector (2nd best in the benchmark). The Fund’s overweight position in Technology (3rd best) also contributed meaningfully. Additionally, the
Fund’s underweighting to Financials (5th worst) and its overweighting to Consumer Discretionary (best) were also contributors.
From a selection standpoint, the Fund’s picks in Industrials and Financials led the way. Selection within the Consumer Staples and
Technology sectors also contributed to performance.
The three stocks that contributed most to relative Fund performance for the reporting period were ePlus Inc. (PLUS), Verra Mobility
Corp. (VRRM) and American Woodmark Corp. (AMWD). ePlus has performed well, as investor confidence has been bolstered by strong execution and a robust merger and acquisition pipeline in front of PLUS. VRRM benefited from the travel recovery, which helped its commercial business recover from the COVID-19 hangover, while VRRM’s government business continued its steady execution. Lastly, AMWD has posted higher than expected sales growth over the past 12 months and continues to improve profitability. The Fund continues to hold all three securities.
From an allocation perspective, the Fund’s overweighting to Consumer Staples (4th worst) was the major detractor for the period.
Additionally, the Fund’s overweighting to Health Care (3rd worst) and avoidance of Energy (5th best) also hurt performance.
From a selection standpoint, the Fund’s picks in Consumer Discretionary were the largest source of underperformance. Selection within the Health Care and Real Estate sectors also detracted from performance.
The three stocks that detracted most from Fund performance for the reporting period were E2open Parent Holdings Inc. (ETWO),
Leslie’s Inc. (LESL) and ICU Medical Inc. (ICUI). ETWO has seen decelerating growth from the longer customer decision-making due to economic uncertainty, and the Fund sold the position during the reporting period. Leslie’s was purchased in the Fund due to the team’s confidence in the residential pool market and LESL’s position in the market; however, a series of missteps by management on product pricing coupled with a difficult short-term environment caused the share price to tumble. Additionally, management communicated poorly with investors, leading the team to sell the position in the Fund as it no longer fit in our definition of quality. ICU Medical has spent the last few years stabilizing revenues while managing the Smiths integration, which has limited overall profitability. The team continues to believe that the business is on the right track and management has a clear vision going forward. The Fund continues to hold ICUI.
The sleeve of the Fund did not use derivatives and had no liquidity events impacting performance during the period.
Subadviser:
WCM Investment Management
Portfolio Managers:
Jon Detter,CFA; Patrick McGee, CFA; and Anthony Glickhouse, CFA
The Fund is subject to the risks of investing in equity securities, including small companies and special situation companies.
Smaller companies involve greater risk than larger, more-established companies because smaller companies: 1) usually are less stable in price, 2) are less liquid 3) are more vulnerable to adverse business and economic developments and 4) have more-limited resources. The Fund may invest in initial public offerings (IPOs), which often are subject to greater and more-unpredictable price changes than more-established stocks. The Fund may invest in real estate investment trusts (REITs), which are subject to abrupt or erratic price movements and generally lack liquidity. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than U.S. securities). Value funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.

52 - Fund Commentary - December 31, 2023 - NVIT Multi-Manager Small Cap Value Fund
Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of another subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.
Russell Investment Group is the source and owner of the trademarks, service marks and copy rights related to the Russell
Indexes. The Fund is not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell
®
is a trademark of Russell Investment Group.
A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

NVIT Multi-Manager Small Cap Value Fund - December 31, 2023 - Fund Commentary - 53
Asset Allocation
1
Common Stocks 98.7%
Repurchase Agreements 6.2%
Rights
†
0.0%
Liabilities in excess of other assets (4.9)%
100.0%
Top Industries
2
Banks 8.4%
Health Care Providers & Services 5.1%
Building Products 5.0%
Oil, Gas & Consumable Fuels 4.8%
Software 4.1%
Insurance 4.1%
Construction & Engineering 3.6%
Chemicals 3.5%
Biotechnology 3.3%
Electronic Equipment, Instruments & Components 3.0%
Other Industries
#
55.1%
100.0%
Top Holdings
2
ePlus , Inc. 2.4%
Addus HomeCare Corp. 2.2%
Verra Mobility Corp., Class A 2.1%
Element Solutions, Inc. 1.9%
API Group Corp. 1.9%
Enstar Group Ltd. 1.7%
MeridianLink , Inc. 1.6%
Hillman Solutions Corp. 1.6%
Virtus Investment Partners, Inc. 1.4%
Ensign Group, Inc. (The) 1.4%
Other Holdings
#
81.8%
100.0%
†
Amount rounds to less than 0.1%.
#
For purposes of listing top holdings and top industries, the repurchase agreements are included as part of Other.
1
Percentages indicated are based upon net assets as of December 31, 2023.
2
Percentages indicated are based upon total investments as of December 31, 2023.

54 - Fund Commentary - December 31, 2023 - NVIT Multi-Manager Small Cap Value Fund
Average Annual Total Return
1
(For periods ended December 31, 2023)
1 Yr. 5 Yr.
10 yr. or
Inception
Date of
Inception
Class I 17.45% 11.06% 6.84% 10/31/1997
Class II 17.15% 10.77% 6.57% 10/31/1997
Class IV 17.59% 11.07% 6.85% 4/28/2003
Russell 2000
®
Value Index 14.65% 10.00% 6.76%
Expense Ratios
Gross
Expense
Ratio
^
Net
Expense
Ratio
^
Class I 1.10% 1.06%
Class II 1.35% 1.31%
Class IV 1.10% 1.06%
^
Current effective prospectus dated May 1, 2023. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2024. Please see the Fund’s most recent prospectus for details. Please refer to the Financial
Highlights for each respective share class’ actual results.
1
The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

NVIT Multi-Manager Small Cap Value Fund - December 31, 2023 - Fund Commentary - 55
Performance of a $10,000 Investment
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.
Comparative performance of $10,000 invested in Class I shares of the Nationwide NVIT Multi-Manager Small Cap Value Fund
versus performance of the Russell 2000
®
Value Index over the 10-year period ended 12/31/23. Unlike the Fund, the performance of this index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

56 - Fund Commentary - December 31, 2023 - NVIT Multi-Manager Small Company Fund
For the annual period ended December 31, 2023, the NVIT Multi-Manager Small Company Fund Class I returned 13.99% versus
16.93% for its benchmark, the Russell 2000
®
Index. For broader comparison, the return for the Fund's closest Morningstar peer category, Small Blend (consisting of 132 investments as of December 31, 2023), was 16.24% for the same period. Performance for the Fund's other share classes versus the benchmark is included in the Average Annual Total Return chart in this report's Fund
Performance section.
This Fund uses a multi-manager approach, allocating portions of its assets to several different subadvisers. The Fund strives to benefit from the subadvisers’ specializations and diversification. Therefore, the views of the individual managers are independent and may appear to be contradictory. Please note that each subadviser wrote its commentary to explain the performance of the portion of the Fund that it manages.
This Fund is subadvised by Jacobs Levy Equity Management, Inc. and Invesco Advisers, Inc.
The following commentary is provided by Jacobs Levy Equity Management, Inc.
U.S. equities surged in 2023, as inflation eased, interest rates appeared to peak, the economy grew, and investors welcomed perceived advances in artificial intelligence. The broad equity market rose about 26% for the year, as large caps outpaced small and mid-caps, and growth bested value. Large cap dynamic outperformed large cap defensive, while among small caps, defensive edged out dynamic. Notably, the speculative fervor surrounding artificial intelligence drove dramatic gains in a limited number of mega cap growth stocks, which also turbocharged returns in large cap growth and large cap dynamic stock indices. For the year, large cap growth stocks gained more than 42%, outpacing large cap value stocks by about 31 percentage points. Large cap dynamic stocks gained about 33%, outperforming large cap defensive stocks by about 13 percentage points.
Jacobs Levy’s investment process is engineered to combine human insight and intuition, finance and behavioral theory, and quantitative and statistical methods. The firm’s stock selection process entails sophisticated modeling of a large number of stocks and proprietary factors using financial statements, analyst forecasts, corporate management signals, economic data and security pricing, as well as alternative data sources. Based on our factor models, we forecast expected returns for every security in our investment universe. Portfolios are diversified across individual stocks, industries, and sectors.
The sleeve of the Fund underperformed the Russell 2000 Value Index during the period. Health care, consumer discretionary, and energy detracted from relative performance, while financials, utilities, and industrials contributed. Security selection in financials, utilities, and industrials helped, but security selection in health care, consumer discretionary, and energy hurt. Overweights to information technology and industrials, and an underweight to utilities contributed, although an underweight to energy and overweights to financials and consumer discretionary detracted.
The top three contributors to relative performance held during the period were overweights to Boise Cascade Co. (BCC), Customers
Bancorp, Inc. (CUBI), and PROG Holdings, Inc. (PRG). BCC, CUBI, and PRG were held in the Fund at the end of the period.
The top three stock detractors to relative performance held during the period were overweights to Emergent BioSolutions Inc.
(EBS), Veradigm Inc. (MDRX), and Enanta Pharmaceuticals, Inc. (ENTA). EBS, MDRX, and ENTA were held in the Fund at the end of the period.
The sleeve of the Fund did not use derivatives and did not experience any liquidity events that had a material impact on performance.
Subadviser:
Jacobs Levy Equity Management, Inc.
Portfolio Managers:
Bruce I. Jacobs, Ph.D. and Kenneth N. Levy, CFA
The following commentary is provided by Invesco Advisers, Inc.:
U.S. stocks generated strong returns during the year, primarily due to a resilient economy, progress on taming inflation combined with the Federal Reserve (“Fed”) comments that suggested a shift to easier monetary policy, and a burst of enthusiasm for technology and mega-cap companies. The Fund slightly underperformed the benchmark during the year primarily as a result of weaker stock selection within the health care, information technology and materials sectors. These results were partially offset by stronger stock selection within the consumer discretionary, consumer staples and energy sectors.

NVIT Multi-Manager Small Company Fund - December 31, 2023 - Fund Commentary - 57
Beauty, Duolingo, and Hamilton Lane were the three individual securities that contributed most to absolute Fund performance during the reporting period. The Fund still holds positions in all three stocks.
Beauty provides cosmetic and skin-care products. The company reported strong fiscal quarterly results where revenues, earnings-
per-share, and earnings before interest, taxes, depreciation and amortization all exceeded expectations. Management also raised its fiscal 2023 and 2024 guidance above Wall Street expectations. The company increased its market share, innovation has been strong, and the company has been gaining distribution for its value-priced beauty products.
Duolingo is a language-learning website and mobile application. Duolingo reported quarterly results that were well above consensus expectations. Results reflected strength across many key metrics and management provided positive forward guidance. The company continues to execute with paid subscribers and their daily active users are still growing at a high growth rate despite difficult year-over-year comparisons.
Hamilton Lane provides private markets investment solutions. Management reported solid quarterly results and continues to benefit from the growth of its assets in private equity funds. The company manages a collection of funds that owns stakes in private funds as well as co-invests in funds that make direct investments referred by fund partners.
Halozyme Therapeutics, Confluent, and Impinj detracted from absolute Fund performance during the reporting period. The Fund still holds a position in Halozyme Therapeutics but exited Confluent and Impinj during the fiscal year.
Halozyme Therapeutics is a biopharmaceutical technology platform company that lagged as part of the broader correction in the biotech sector in the first quarter of 2023.
Confluent provides a commercial platform for managing real-time data streams, for event-driven architectures. The stock underperformed after posting weak results and initiated a sales force transition.
Impinj provides radio-frequency identification solutions for identifying, locating, and authenticating items. Management provided weak earnings guidance as some large customers delayed purchase decisions.
Invesco Growth Team’s outlook for the stock market in 2024 is constructive. The economy continues to expand, inflation is moderating, the Fed is forecasting interest rate cuts, and corporate profits are rising once again following a multi-quarter contraction.
Meanwhile, technology-driven innovation continues to create abundant opportunities for wealth creation. Considering all these factors, the Invesco Growth Team remains focused on investing in reasonably valued companies judged as having superior relative growth potential.
The Fund does not use derivatives and did not experience any liquidity issues.
Subadviser:
Invesco Advisers, Inc.
Portfolio Managers:
Ronald Zibelli and Ash Shah
The Fund is subject to the risks of investing in equity securities (including small companies). Smaller companies involve greater risk than larger, more-established companies because smaller companies: 1) usually are less stable in price, 2) are less liquid, 3)
are more vulnerable to adverse business and economic developments, and 4) have more-limited resources. The Fund may invest in initial public offerings (IPOs), which often are subject to greater and more-unpredictable price changes than more-established stocks. The Fund also is subject to the risks of investing in foreign securities (which are volatile, harder to price and less liquid than
U.S. securities). The Fund may concentrate on specific sectors, subjecting it to greater volatility than that of other mutual funds.
The Fund uses both a growth style and a value style of investing and may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.
Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of another subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

58 - Fund Commentary - December 31, 2023 - NVIT Multi-Manager Small Company Fund
Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes.
Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell
®
is a trademark of Russell Investment
Group.
A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.
Asset Allocation
1
Common Stocks 99.4%
Repurchase Agreements 7.7%
Rights
†
0.0%
Liabilities in excess of other assets
§
(7.1)%
100.0%
Top Industries
2
Banks 9.8%
Software 7.1%
Oil, Gas & Consumable Fuels 5.9%
Biotechnology 4.3%
Household Durables 3.9%
Insurance 3.1%
Semiconductors & Semiconductor Equipment 2.9%
Metals & Mining 2.7%
Health Care Equipment & Supplies 2.6%
Trading Companies & Distributors 2.5%
Other Industries
#
55.2%
100.0%
Top Holdings
2
Boise Cascade Co. 1.0%
Taylor Morrison Home Corp., Class A 0.9%
KB Home 0.9%
Texas Capital Bancshares, Inc. 0.9%
Hamilton Lane, Inc., Class A 0.9%
Customers Bancorp, Inc. 0.8%
California Resources Corp. 0.8%
Duolingo, Inc., Class A 0.8%
First Bancorp 0.7%
elf Beauty, Inc. 0.7%
Other Holdings
#
91.6%
100.0%
†
Amount rounds to less than 0.1%.
§
Please refer to the Statements of Assets and Liabilities for additional details.
#
For purposes of listing top holdings and top industries, the repurchase agreements are included as part of Other.
1
Percentages indicated are based upon net assets as of December 31, 2023.
2
Percentages indicated are based upon total investments as of December 31, 2023.

NVIT Multi-Manager Small Company Fund - December 31, 2023 - Fund Commentary - 59
Average Annual Total Return
1
(For periods ended December 31, 2023)
1 Yr. 5 Yr.
10 yr. or
Inception
Date of
Inception
Class I 13.99% 13.31% 8.47% 10/23/1995
Class II 13.69% 13.02% 8.20% 3/5/2002
Class IV 13.96% 13.30% 8.47% 4/28/2003
Russell 2000
®
Index 16.93% 9.97% 7.16%
Expense Ratios
Gross
Expense
Ratio
^
Net
Expense
Ratio
^
Class I 1.07% 1.05%
Class II 1.32% 1.30%
Class IV 1.07% 1.05%
^
Current effective prospectus dated May 1, 2023. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2024. Please see the Fund’s most recent prospectus for details. Please refer to the Financial
Highlights for each respective share class’ actual results.
1
The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

60 - Fund Commentary - December 31, 2023 - NVIT Multi-Manager Small Company Fund
Performance of a $10,000 Investment
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.
Comparative performance of $10,000 invested in Class I shares of the NVIT Multi-Manager Small Company Fund versus performance of the Russell 2000
®
Index over the 10-year period ended 12/31/23. Unlike the Fund, the performance of this index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

NVIT Real Estate Fund - December 31, 2023 - Fund Commentary - 61
For the annual period ended December 31, 2023, the NVIT Real Estate Fund Class I returned 12.88% versus 14.03% for its benchmark, the Dow Jones U.S. Select Real Estate Securities Index. For broader comparison, the return for the Fund's closest
Morningstar peer category, Real Estate (consisting of 47 investments as of December 31, 2023), was 12.58% for the same period.
Performance for the Fund's other share classes versus the benchmark is included in the Average Annual Total Return chart in this report's Fund Performance section.
U.S. equities rose in 2023 amid easing inflation, optimism for lower interest rates, strong performances in select mega-cap technology companies, and steady gross domestic product (“GDP”) growth. U.S. equities advanced during the first quarter. The sudden collapse of two U.S. regional banks prompted swift policy actions by the Federal regulators, which helped stabilize liquidity and stem the potential for broader contagion. Shares of large technology companies surged, helping growth stocks to significantly outperform their value counterparts. The U.S. Federal Reserve (“Fed”) slowed its pace of policy tightening, raising interest rates by 25 basis points (“bps”) in February and March, to a range between 4.75% – 5%. U.S. equities rose again in the second quarter, largely driven by a potent rally in a narrow group of mega-cap technology companies that benefited from investor optimism about their earnings potential and growth prospects and exuberance surrounding generative artificial intelligence.
U.S. equities fell in the third quarter, pressured by rising Treasury yields amid views that the Fed would keep interest rates elevated for a prolonged period. Even as household budgets were strained by tightening credit conditions and lofty prices, markets dialed back the probability of recession as cooling inflation, a solid job market, and resilient consumer spending increased the potential that the U.S. economy could achieve a “soft landing.” Economic data released during the third quarter indicated healthy momentum in the U.S. economy after GDP in the second quarter grew at a surprisingly strong 2.1% annualized rate. In the fourth quarter, U.S. equities registered their largest quarterly return in three years as gains broadened beyond those of the “Magnificent
Seven” stocks that dominated the stock market’s performance for most of the year. A rapid descent in inflation prompted the Fed to pivot from its “higher-for-longer” policy stance in December, sending Treasury yields lower and driving stocks higher. The Fed’s
Summary of Economic Projections implied that policymakers anticipate 75 bps of interest-rate cuts in 2024.
The Fund underperformed the Dow Jones US Select Real Estate Securities Index during the twelve-month period ending
December 31, 2023. Sector allocation was the primary driver of relative underperformance. Overweight allocations to real estate service companies, retail-shopping centers, as well as an underweight allocation to self-storage facilities, detracted from relative performance. This was offset by underweight allocations to office, specialty finance, and multifamily. Security selection contributed to relative performance. Solid selection within office, healthcare real estate, and lodging was partially offset by weaker selection in multifamily, real estate technology, and specialty finance.
Top detractors from relative returns during the period included underweight positions in Digital Realty Trust (real estate technology),
Ventas (healthcare real estate), and positioning in AvalonBay Communities (multifamily). Shares of Digital Realty Trust rallied during the period on the back of solid quarterly results, which was driven by significant pricing growth on renewal leases, especially in Europe. Shares of Ventas rose during the period as their senior housing operating portfolio exhibited significant pricing power, strong demand, and attractive positioning in the marketplace. Not owning AvalonBay Communities for the full period detracted from relative performance. Most recently the company reported better-than-expected revenue growth driven by occupancy, lease rates, uncollectible rent/bad debt, and stabilized development yields. Management exceeded expectations and raised guidance once again. The Fund holds all three of the securities at the end of the period.
Top contributors to relative performance during the period included not holding Realty Income (specialty finance), an out-of-
benchmark position in Iron Mountain (real estate technology), and an overweight position in Empire State Realty (office). Shares of Realty Income declined during the period following its quarterly-results that were below consensus estimates and a slightly downward full-year guidance. Shares of Iron Mountain rose after reporting record revenue and earnings before interest, taxes, depreciation and amortization (“EBITDA”) during the year. The company also announced an agreement to acquire Regency
Technologies, adding operational scale and deepening abilities in Asset Lifecycle Management. Shares of Empire State Realty
rose during the period following the company's announcement that Flagstar Bank would assume a space lease formerly tenanted by the failed lender, Signature Bank. Positive news surrounding return-to-office trends also aided the stock's price. The Fund holds
Iron Mountain and Empire State Realty at the end of the period.
We were surprised by the Fed’s dovish pivot in November and the corresponding quick reversal in interest rates. While inflation has decelerated in recent months, a tight labor market and steady base effects should stabilize inflation around 3%, which is still above the Fed’s target. We suspect that the consumer will likely soften, and growth may moderate slightly over the coming months; however, we believe healthy consumer balance sheets and a manufacturing resurgence in the U.S. should help avert a recession. We see upside risk to growth expectations in 2024. Hence, we are not convinced that the market is correct in pricing six rate cuts in 2024. The decline in interest rates and the Fed’s shift from focusing on inflation to growth has created a put under the market, driving risk assets higher. We expect this backdrop will continue until either inflation proves stickier, rates move higher, or a recession materializes. That said, we expect the velocity of risk taking to slow given the large move over a short period of time.

62 - Fund Commentary - December 31, 2023 - NVIT Real Estate Fund
Fortunately for Real Estate Investment Trusts (REITs), lower interest rates have taken pressure off financing costs, benefiting those with higher leverage and/or floating rate debt the most. Should rates stabilize below 4.5%, we would expect transaction markets to start to open. We continue to expect REITs to be share gainers as most private equity participants are still seeing asset write-downs. Despite the recent run in REITs, we expect riskier assets to do well as long as the market embraces an easy central bank narrative without a recession. In the near term, we incrementally favor value overgrowth with a more bar belled strategy between quality and beta. As economic growth firms and rates stabilize or go potentially higher, we plan to prioritize economic sensitivity over leverage.
There were no liquidity events that had a material impact on Fund performance, and the Fund did not utilize derivatives during the period.
Subadviser:
Wellington Management Company LLP
Portfolio Manager:
Bradford D. Stoesser
The Fund is a non-diversified fund, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers.
The Fund is a nondiversified fund, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers. The Fund is subject to the risks of investing in equity securities (including small companies). The Fund concentrates on investments in the real estate investment trust (REIT) sector, subjecting it to greater volatility than that of other mutual funds. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.
A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

NVIT Real Estate Fund - December 31, 2023 - Fund Commentary - 63
Asset Allocation
1
Common Stocks 99.2%
Other assets in excess of liabilities 0.8%
100.0%
Top Industries
2
Specialized REITs 28.3%
Industrial REITs 16.4%
Residential REITs 14.6%
Retail REITs 12.6%
Health Care REITs 8.2%
Real Estate Management & Development 5.7%
Office REITs 4.2%
Diversified REITs 4.1%
Hotel & Resort REITs 2.1%
Hotels, Restaurants & Leisure 2.0%
Other Industries 1.8%
100.0%
Top Holdings
2
Prologis, Inc. 12.7%
Equinix, Inc. 8.0%
AvalonBay Communities, Inc. 5.5%
Welltower, Inc. 5.5%
Simon Property Group, Inc. 4.4%
Extra Space Storage, Inc. 4.2%
Essex Property Trust, Inc. 4.0%
Brixmor Property Group, Inc. 3.9%
American Homes 4 Rent, Class A 3.2%
Empire State Realty Trust, Inc., Class A 2.7%
Other Holdings 45.9%
100.0%
1
Percentages indicated are based upon net assets as of December 31, 2023.
2
Percentages indicated are based upon total investments as of December 31, 2023.

64 - Fund Commentary - December 31, 2023 - NVIT Real Estate Fund
Average Annual Total Return
1
(For periods ended December 31, 2023)
1 Yr. 5 Yr.
10 yr. or
Inception
Date of
Inception
Class I 12.88% 7.92% 6.97% 3/24/2008
Class II 12.64% 7.64% 6.71% 3/24/2008
Dow Jones U.S. Select
Real Estate Securities
Index (RESI) 14.03% 6.11% 6.98%
Expense Ratios
Gross
Expense
Ratio
^
Net
Expense
Ratio
^
Class I 0.93% 0.92%
Class II 1.18% 1.17%
^
Current effective prospectus dated May 1, 2023. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2024. Please see the Fund’s most recent prospectus for details. Please refer to the Financial
Highlights for each respective share class’ actual results.
1
The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

NVIT Real Estate Fund - December 31, 2023 - Fund Commentary - 65
Performance of a $10,000 Investment
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.
Comparative performance of $10,000 invested in Class I shares of the NVIT Real Estate Fund versus performance of the Dow
Jones U.S. Select Real Estate Securities Index (RESI) over the 10-year period ended 12/31/23. Unlike the Fund, the performance of this index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

66 - Shareholder Expense Example - December 31, 2023 - Equity Funds (II)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange
Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2023) and continued to hold your shares at the end of the reporting period (December 31, 2023).
Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses.
You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July
1, 2023 through December 31, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid
During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’
actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2023 through December 31, 2023. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each
Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.
Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
Beginning Account
Value($) 7/1/23
Ending Account
Value($) 12/31/23
Expenses Paid
During Period ($)
7/1/23 - 12/31/23
Expense Ratio
During Period (%)
7/1/23 - 12/31/23
(a)
NVIT Allspring Discovery Fund
Class I Shares
Actual
(b)
1,000.00 1,021.20 4.18 0.82
Hypothetical
(b)(c)
1,000.00 1,021.07 4.18 0.82
Class II Shares
Actual
(b)
1,000.00 1,020.70 5.45 1.07
Hypothetical
(b)(c)
1,000.00 1,019.81 5.45 1.07
NVIT AQR Large Cap Defensive Style Fund
Class I Shares
Actual
(b)
1,000.00 1,040.20 4.01 0.78
Hypothetical
(b)(c)
1,000.00 1,021.27 3.97 0.78
Class II Shares
Actual
(b)
1,000.00 1,039.50 5.29 1.03
Hypothetical
(b)(c)
1,000.00 1,020.01 5.24 1.03
Class IV Shares
Actual
(b)
1,000.00 1,040.30 4.01 0.78
Hypothetical
(b)(c)
1,000.00 1,021.27 3.97 0.78

Equity Funds (II) - December 31, 2023 - Shareholder Expense Example - 67
Beginning Account
Value($) 7/1/23
Ending Account
Value($) 12/31/23
Expenses Paid
During Period ($)
7/1/23 - 12/31/23
Expense Ratio
During Period (%)
7/1/23 - 12/31/23
(a)
NVIT BlackRock Equity Dividend Fund
Class I Shares
Actual
(b)
1,000.00 1,055.90 4.15 0.80
Hypothetical
(b)(c)
1,000.00 1,021.17 4.08 0.80
Class II Shares
Actual
(b)
1,000.00 1,054.70 5.44 1.05
Hypothetical
(b)(c)
1,000.00 1,019.91 5.35 1.05
Class IV Shares
Actual
(b)
1,000.00 1,056.40 4.15 0.80
Hypothetical
(b)(c)
1,000.00 1,021.17 4.08 0.80
NVIT Calvert Equity Fund
Class I Shares
Actual
(b)
1,000.00 1,079.90 4.35 0.83
Hypothetical
(b)(c)
1,000.00 1,021.02 4.23 0.83
Class II Shares
Actual
(b)
1,000.00 1,080.50 4.56 0.87
Hypothetical
(b)(c)
1,000.00 1,020.82 4.43 0.87
NVIT Jacobs Levy Large Cap Core Fund
Class I Shares
Actual
(b)
1,000.00 1,102.30 4.19 0.79
Hypothetical
(b)(c)
1,000.00 1,021.22 4.02 0.79
Class II Shares
Actual
(b)
1,000.00 1,101.70 4.71 0.89
Hypothetical
(b)(c)
1,000.00 1,020.72 4.53 0.89
NVIT Jacobs Levy Large Cap Growth Fund
Class I Shares
Actual
(b)
1,000.00 1,112.50 4.31 0.81
Hypothetical
(b)(c)
1,000.00 1,021.12 4.13 0.81
Class II Shares
Actual
(b)
1,000.00 1,111.60 5.64 1.06
Hypothetical
(b)(c)
1,000.00 1,019.86 5.40 1.06
NVIT Multi-Manager Mid Cap Value Fund
Class I Shares
Actual
(b)
1,000.00 1,053.20 4.81 0.93
Hypothetical
(b)(c)
1,000.00 1,020.52 4.74 0.93
Class II Shares
Actual
(b)
1,000.00 1,051.70 5.27 1.02
Hypothetical
(b)(c)
1,000.00 1,020.06 5.19 1.02
NVIT Multi-Manager Small Cap Growth Fund
Class I Shares
Actual
(b)
1,000.00 1,036.30 5.59 1.09
Hypothetical
(b)(c)
1,000.00 1,019.71 5.55 1.09
Class II Shares
Actual
(b)
1,000.00 1,035.20 6.87 1.34
Hypothetical
(b)(c)
1,000.00 1,018.45 6.82 1.34

68 - Shareholder Expense Example - December 31, 2023 - Equity Funds (II)
Beginning Account
Value($) 7/1/23
Ending Account
Value($) 12/31/23
Expenses Paid
During Period ($)
7/1/23 - 12/31/23
Expense Ratio
During Period (%)
7/1/23 - 12/31/23
(a)
NVIT Multi-Manager Small Cap Value Fund
Class I Shares
Actual
(b)
1,000.00 1,107.80 5.63 1.06
Hypothetical
(b)(c)
1,000.00 1,019.86 5.40 1.06
Class II Shares
Actual
(b)
1,000.00 1,106.20 6.95 1.31
Hypothetical
(b)(c)
1,000.00 1,018.60 6.67 1.31
Class IV Shares
Actual
(b)
1,000.00 1,107.80 5.63 1.06
Hypothetical
(b)(c)
1,000.00 1,019.86 5.40 1.06
NVIT Multi-Manager Small Company Fund
Class I Shares
Actual
(b)
1,000.00 1,099.70 5.45 1.03
Hypothetical
(b)(c)
1,000.00 1,020.01 5.24 1.03
Class II Shares
Actual
(b)
1,000.00 1,097.70 6.77 1.28
Hypothetical
(b)(c)
1,000.00 1,018.75 6.51 1.28
Class IV Shares
Actual
(b)
1,000.00 1,099.40 5.45 1.03
Hypothetical
(b)(c)
1,000.00 1,020.01 5.24 1.03
NVIT Real Estate Fund
Class I Shares
Actual
(b)
1,000.00 1,069.30 4.33 0.83
Hypothetical
(b)(c)
1,000.00 1,021.02 4.23 0.83
Class II Shares
Actual
(b)
1,000.00 1,067.80 5.63 1.08
Hypothetical
(b)(c)
1,000.00 1,019.76 5.50 1.08
(a)
The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
(b)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2023 through
December 31, 2023 multiplied by 184/365 to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.
(c)
Represents the hypothetical 5% return before expenses.

NVIT Allspring Discovery Fund - December 31, 2023 - Statement of Investments - 69
Common Stocks 98 .5%
Shares Value ($)
BRAZIL 2 .8%
Broadline Retail 1 .6%
MercadoLibre, Inc. * 4,538 7,131,648
Financial Services 1 .2%
StoneCo Ltd., Class A * 295,584 5,329,380
12,461,028
CANADA 1 .9%
Commercial Services & Supplies 1 .1%
RB Global, Inc. 74,100 4,956,549
Software 0 .8%
Descartes Systems Group, Inc.
(The) * 43,300 3,639,798
8,596,347
DENMARK 0 .8%
Biotechnology 0 .8%
Ascendis Pharma A/S, ADR *(a) 28,914 3,641,718
INDIA 1 .4%
Professional Services 1 .4%
WNS Holdings Ltd., ADR * 96,812 6,118,518
ISRAEL 1 .5%
Broadline Retail 1 .5%
Global-e Online Ltd. *(a) 164,128 6,504,393
SWITZERLAND 1 .1%
Textiles, Apparel & Luxury Goods 1 .1%
On Holding AG, Class A *(a) 182,252 4,915,336
UNITED STATES 89 .0%
Aerospace & Defense 2 .9%
Axon Enterprise, Inc. * 37,139 9,594,118
Parsons Corp. *(a) 52,700 3,304,817
12,898,935
Beverages 1 .4%
Celsius Holdings, Inc. *(a) 111,000 6,051,720
Biotechnology 4 .3%
Exact Sciences Corp. *(a) 103,300 7,642,134
Halozyme Therapeutics, Inc. *(a) 93,700 3,463,152
Natera, Inc. * 88,100 5,518,584
Sarepta Therapeutics, Inc. * 24,529 2,365,331
18,989,201
Building Products 1 .3%
Advanced Drainage Systems, Inc. 41,650 5,857,656
Capital Markets 3 .1%
Morningstar, Inc. (a) 29,800 8,529,952
Tradeweb Markets, Inc., Class A 57,500 5,225,600
13,755,552
Commercial Services & Supplies 6 .0%
Casella Waste Systems, Inc.,
Class A *(a) 130,859 11,183,211
Rollins, Inc. 156,638 6,840,381
Tetra Tech, Inc. 51,523 8,600,734
26,624,326
Construction & Engineering 1 .3%
EMCOR Group, Inc. 26,500 5,708,895
Electrical Equipment 1 .8%
Vertiv Holdings Co., Class A 168,400 8,088,252
Electronic Equipment, Instruments & Components 4 .1%
Novanta, Inc. * 48,173 8,112,815
Common Stocks
Shares Value ($)
UNITED STATES
Electronic Equipment, Instruments & Components
Teledyne Technologies, Inc. * 22,287 9,946,465
18,059,280
Entertainment 3 .4%
Liberty Media Corp-Liberty
Formula One, Class C * 82,941 5,236,066
Liberty Media Corp-Liberty Live,
Class C *(a) 128,888 4,819,122
TKO Group Holdings, Inc. 62,400 5,090,592
15,145,780
Financial Services 1 .6%
Jack Henry & Associates, Inc. 44,200 7,222,722
Ground Transportation 2 .9%
JB Hunt Transport Services, Inc. 29,600 5,912,304
Saia, Inc. *(a) 16,161 7,082,073
12,994,377
Health Care Equipment & Supplies 7 .3%
Dexcom, Inc. *(a) 54,364 6,746,029
Inari Medical, Inc. *(a) 64,522 4,188,768
Inspire Medical Systems, Inc. *(a) 28,220 5,740,795
iRhythm Technologies, Inc. *(a) 50,836 5,441,485
Shockwave Medical, Inc. * 37,671 7,178,586
TransMedics Group, Inc. *(a) 37,600 2,967,768
32,263,431
Health Care Providers & Services 2 .9%
HealthEquity, Inc. *(a) 95,600 6,338,280
Option Care Health, Inc. * 192,052 6,470,232
12,808,512
Hotels, Restaurants & Leisure 3 .9%
Chipotle Mexican Grill, Inc., Class
A * 2,300 5,260,008
MGM Resorts International * 120,600 5,388,408
Wingstop, Inc. 26,678 6,845,041
17,493,457
Industrial REITs 2 .0%
Rexford Industrial Realty, Inc. (a) 158,176 8,873,674
Interactive Media & Services 1 .1%
IAC, Inc. * 97,299 5,096,522
IT Services 3 .5%
Globant SA * 40,975 9,751,231
MongoDB, Inc., Class A *(a) 13,639 5,576,305
15,327,536
Life Sciences Tools & Services 3 .4%
Bio-Techne Corp. (a) 120,456 9,294,384
Repligen Corp. *(a) 32,500 5,843,500
15,137,884
Machinery 2 .7%
Esab Corp. 53,100 4,599,522
RBC Bearings, Inc. *(a) 26,500 7,549,585
12,149,107
Metals & Mining 1 .6%
ATI, Inc. *(a) 157,200 7,147,884
Personal Care Products 2 .1%
BellRing Brands, Inc. * 71,100 3,941,073
Coty, Inc., Class A *(a) 426,800 5,300,856
9,241,929
Professional Services 1 .2%
Paylocity Holding Corp. *(a) 31,400 5,176,290
Semiconductors & Semiconductor Equipment 5 .4%
Axcelis Technologies, Inc. * 24,900 3,229,281

70 - Statement of Investments - December 31, 2023 - NVIT Allspring Discovery Fund
Common Stocks
Shares Value ($)
UNITED STATES
Semiconductors & Semiconductor Equipment
Entegris, Inc. (a) 52,100 6,242,622
Impinj, Inc. *(a) 55,616 5,007,108
Monolithic Power Systems, Inc. 7,100 4,478,538
Onto Innovation, Inc. * 32,300 4,938,670
23,896,219
Software 11 .5%
BILL Holdings, Inc. *(a) 53,765 4,386,686
CCC Intelligent Solutions
Holdings, Inc. *(a) 590,604 6,726,981
Clearwater Analytics Holdings,
Inc., Class A * 266,800 5,344,004
Confluent, Inc., Class A *(a) 183,700 4,298,580
Dynatrace, Inc. * 120,000 6,562,800
Fair Isaac Corp. * 3,700 4,306,837
HubSpot, Inc. * 11,172 6,485,793
Tyler Technologies, Inc. * 16,000 6,689,920
Zscaler, Inc. * 27,100 6,004,276
50,805,877
Specialty Retail 0 .8%
Wayfair, Inc., Class A *(a) 61,100 3,769,870
Trading Companies & Distributors 5 .5%
Applied Industrial Technologies,
Inc. (a) 44,600 7,701,974
SiteOne Landscape Supply, Inc.
*(a) 60,932 9,901,450
Watsco, Inc. (a) 16,300 6,984,061
24,587,485
395,172,373
Total Common Stocks
(cost $338,815,593) 437,409,713
Repurchase Agreements 10 .1%
Principal
Amount ($)
BNP Paribas Securities Corp.,
5.34%, dated 12/29/2023, due
1/2/2024, repurchase price
$10,005,934, collateralized
by U.S. Government Treasury
Securities, ranging from
0.00% - 4.63%, maturing
12/31/2023 - 5/15/2044; total
market value $10,200,000.
(b)(c) 10,000,000 10,000,000
BofA Securities, Inc., 5.34%,
dated 12/29/2023, due
1/2/2024, repurchase price
$10,005,934, collateralized
by U.S. Government Agency
Securities, ranging from
1.25% - 6.74%, maturing
1/25/2025 - 11/20/2072; total
market value $10,200,000.
(b)(c) 10,000,000 10,000,000
Repurchase Agreements
Principal
Amount ($) Value ($)
Cantor Fitzgerald & Co., 5.40%,
dated 12/29/2023, due
1/2/2024, repurchase price
$2,744,392, collateralized
by U.S. Government Agency
Securities, ranging from
0.38% - 28.14%, maturing
10/15/2024 - 11/20/2073; total
market value $2,797,601.(b)
(c) 2,742,746 2,742,746
ING Financial Services LLC,
5.32%, dated 12/29/2023, due
1/2/2024, repurchase price
$20,011,823, collateralized by
U.S. Government Treasury
Securities, ranging from
0.00% - 5.35%, maturing
1/15/2024 - 11/15/2053; total
market value $20,400,003.
(b)(c) 20,000,000 20,000,000
Pershing LLC, 5.33%,
dated 12/29/2023, due
1/2/2024, repurchase price
$2,001,185, collateralized
by U.S. Government Agency
Securities, ranging from
0.27% - 8.00%, maturing
2/15/2024 - 10/20/2073; total
market value $2,040,000.(b)
(c) 2,000,000 2,000,000
Total Repurchase Agreements
(cost $44,742,746) 44,742,746
Total Investments
(cost $383,558,339) — 108.6% 482,152,459
Liabilities in excess of other assets — (8.6)% (38,365,617)
NET ASSETS — 100.0%
$ 443,786,842
* Denotes a non-income producing security.
(a) The security or a portion of this security is on loan as of December 31, 2023. The total value of securities on
loan as of December 31, 2023 was $84,897,815, which
was collateralized by cash used to purchase repurchase
agreements with a total value of $44,742,746 and by
$43,526,148 of collateral in the form of U.S. Government
Treasury Securities, interest rates ranging from 0.00%
– 6.25%, and maturity dates ranging from 1/15/2024 –
11/15/2053, a total value of $88,268,894.
(b) Security was purchased with cash collateral held from
securities on loan. The total value of securities purchased
with cash collateral as of December 31, 2023 was
$44,742,746.
(c) Please refer to Note 2 for additional information on the joint repurchase agreement.
ADR American Depositary Receipt
DK Denmark
REIT Real Estate Investment Trust
The accompanying notes are an integral part of these financial statements.

NVIT AQR Large Cap Defensive Style Fund - December 31, 2023 - Statement of Investments - 71
Common Stocks 97 .7%
Shares Value ($)
Aerospace & Defense 1 .6%
Lockheed Martin Corp. 18,456 8,364,997
Northrop Grumman Corp. 4,262 1,995,213
10,360,210
Air Freight & Logistics 1 .0%
CH Robinson Worldwide, Inc.
(a) 65,856 5,689,300
Expeditors International of
Washington, Inc. 8,977 1,141,874
6,831,174
Banks 0 .0%
†
TFS Financial Corp.(a) 15,021 220,658
Beverages 4 .2%
Coca-Cola Co. (The) 126,268 7,440,973
Keurig Dr Pepper, Inc. 13,810 460,149
Molson Coors Beverage Co.,
Class B 19,375 1,185,944
Monster Beverage Corp.* 163,734 9,432,716
PepsiCo, Inc. 51,885 8,812,148
27,331,930
Biotechnology 5 .0%
AbbVie, Inc. 10,795 1,672,901
Amgen, Inc. 24,656 7,101,421
Gilead Sciences, Inc. 47,837 3,875,275
Regeneron Pharmaceuticals,
Inc.* 11,474 10,077,500
United Therapeutics Corp.* 16,863 3,708,005
Vertex Pharmaceuticals, Inc.* 15,596 6,345,857
32,780,959
Capital Markets 2 .6%
Cboe Global Markets, Inc. 37,349 6,669,038
CME Group, Inc. 43,279 9,114,557
LPL Financial Holdings, Inc. 5,421 1,233,928
17,017,523
Chemicals 0 .9%
Air Products & Chemicals, Inc. 4,353 1,191,851
CF Industries Holdings, Inc. 18,817 1,495,952
Corteva, Inc. 41,820 2,004,014
LyondellBasell Industries NV,
Class A 6,477 615,833
NewMarket Corp. 1,037 566,026
5,873,676
Commercial Services & Supplies 3 .5%
Copart, Inc.* 60,632 2,970,968
Republic Services, Inc., Class
A 58,385 9,628,270
Rollins, Inc. 13,275 579,719
Waste Management, Inc. 55,185 9,883,634
23,062,591
Communications Equipment 1 .5%
Cisco Systems, Inc. 195,242 9,863,626
Construction & Engineering 0 .0%
†
EMCOR Group, Inc. 1,386 298,586
Consumer Staples Distribution & Retail 4 .6%
Casey's General Stores, Inc. 12,839 3,527,387
Costco Wholesale Corp. 15,953 10,530,256
Kroger Co. (The) 147,729 6,752,693
Common Stocks
Shares Value ($)
Consumer Staples Distribution & Retail
Walmart, Inc. 60,639 9,559,738
30,370,074
Containers & Packaging 0 .4%
AptarGroup, Inc. 2,115 261,456
Packaging Corp. of America 14,863 2,421,332
2,682,788
Diversified Consumer Services 0 .1%
Grand Canyon Education,
Inc.* 6,466 853,771
Diversified Telecommunication Services 1 .9%
AT&T, Inc. 232,060 3,893,967
Verizon Communications, Inc. 230,212 8,678,992
12,572,959
Electric Utilities 3 .0%
Alliant Energy Corp.(a) 5,271 270,402
American Electric Power Co.,
Inc. 31,374 2,548,196
Avangrid, Inc.(a) 36,454 1,181,474
Duke Energy Corp.(a) 44,721 4,339,726
Evergy, Inc. 38,619 2,015,912
IDACORP, Inc. 11,736 1,153,884
Pinnacle West Capital Corp. 51,644 3,710,105
Xcel Energy, Inc. 76,480 4,734,877
19,954,576
Electrical Equipment 0 .7%
Eaton Corp. plc 17,931 4,318,143
Electronic Equipment, Instruments & Components 0 .1%
Amphenol Corp., Class A 4,939 489,603
Entertainment 1 .4%
Electronic Arts, Inc. 59,322 8,115,843
Take-Two Interactive Software,
Inc.* 5,816 936,085
9,051,928
Financial Services 2 .0%
Mastercard, Inc., Class A 8,059 3,437,244
Visa, Inc., Class A(a) 36,877 9,600,927
13,038,171
Food Products 6 .0%
Archer-Daniels-Midland Co. 8,856 639,580
Campbell Soup Co.(a) 19,202 830,102
Flowers Foods, Inc. 112,210 2,525,847
General Mills, Inc. 50,887 3,314,779
Hershey Co. (The) 36,995 6,897,348
Hormel Foods Corp.(a) 152,248 4,888,683
J M Smucker Co. (The) 45,186 5,710,607
Kellanova 21,078 1,178,471
Kraft Heinz Co. (The) 127,794 4,725,822
McCormick & Co., Inc.
(Non-Voting) 23,716 1,622,649
Mondelez International, Inc.,
Class A 92,274 6,683,406
Seaboard Corp.(a) 158 564,076
39,581,370
Ground Transportation 2 .3%
JB Hunt Transport Services,
Inc. 5,850 1,168,479
Landstar System, Inc.(a) 27,300 5,286,645

72 - Statement of Investments - December 31, 2023 - NVIT AQR Large Cap Defensive Style Fund
Common Stocks
Shares Value ($)
Ground Transportation
Old Dominion Freight Line, Inc. 13,450 5,451,688
U-Haul Holding Co.*(a) 4,550 326,690
U-Haul Holding Co.
(Non-Voting) 8,083 569,367
Union Pacific Corp. 9,445 2,319,881
15,122,750
Health Care Equipment & Supplies 3 .1%
Abbott Laboratories 84,286 9,277,360
Becton Dickinson & Co. 12,973 3,163,207
Hologic, Inc.* 12,645 903,485
Medtronic plc 55,553 4,576,456
Stryker Corp. 8,166 2,445,390
20,365,898
Health Care Providers & Services 5 .5%
Chemed Corp.(a) 7,039 4,116,055
Cigna Group (The) 5,259 1,574,807
CVS Health Corp. 8,719 688,452
Elevance Health, Inc. 9,894 4,665,615
Humana, Inc. 19,343 8,855,419
McKesson Corp. 11,509 5,328,437
Molina Healthcare, Inc.* 971 350,832
Quest Diagnostics, Inc. 10,316 1,422,370
UnitedHealth Group, Inc. 17,080 8,992,108
35,994,095
Health Care Technology 0 .2%
Veeva Systems, Inc., Class A* 8,192 1,577,124
Hotels, Restaurants & Leisure 1 .6%
Booking Holdings, Inc.* 170 603,028
McDonald's Corp. 33,669 9,983,195
10,586,223
Household Durables 0 .8%
Garmin Ltd.(a) 20,795 2,672,989
NVR, Inc.* 233 1,631,105
PulteGroup, Inc. 7,234 746,693
Toll Brothers, Inc. 2,659 273,319
5,324,106
Household Products 3 .9%
Church & Dwight Co., Inc.(a) 54,434 5,147,279
Clorox Co. (The) 34,126 4,866,026
Colgate-Palmolive Co. 77,768 6,198,887
Kimberly-Clark Corp. 1,731 210,333
Procter & Gamble Co. (The) 61,892 9,069,654
25,492,179
Industrial Conglomerates 1 .0%
General Electric Co. 39,144 4,995,949
Honeywell International, Inc.
(a) 6,562 1,376,117
6,372,066
Insurance 6 .7%
Allstate Corp. (The) 18,454 2,583,191
Aon plc, Class A 1,560 453,991
Arch Capital Group Ltd.* 14,251 1,058,422
Assured Guaranty Ltd. 12,359 924,824
Chubb Ltd. 28,939 6,540,214
Everest Group Ltd. 7,945 2,809,193
Markel Group, Inc.* 1,696 2,408,150
Marsh & McLennan Cos., Inc. 21,592 4,091,036
Common Stocks
Shares Value ($)
Insurance
Old Republic International
Corp. 24,286 714,009
Progressive Corp. (The) 57,478 9,155,096
RenaissanceRe Holdings Ltd. 9,112 1,785,952
Travelers Cos., Inc. (The) 25,638 4,883,783
Unum Group(a) 98,751 4,465,520
White Mountains Insurance
Group Ltd.(a) 1,530 2,302,665
44,176,046
Interactive Media & Services 2 .0%
Alphabet, Inc., Class A* 58,060 8,110,401
Meta Platforms, Inc., Class A* 14,686 5,198,257
13,308,658
IT Services 2 .0%
Accenture plc, Class A 13,497 4,736,232
Amdocs Ltd. 8,422 740,210
International Business
Machines Corp.(a) 44,834 7,332,601
12,809,043
Life Sciences Tools & Services 1 .6%
Agilent Technologies, Inc.(a) 3,763 523,170
Danaher Corp.(a) 13,614 3,149,463
QIAGEN NV* 5,163 224,229
Thermo Fisher Scientific, Inc. 11,442 6,073,299
West Pharmaceutical
Services, Inc. 1,191 419,375
10,389,536
Machinery 1 .0%
IDEX Corp. 5,546 1,204,092
Illinois Tool Works, Inc.(a) 19,835 5,195,580
6,399,672
Media 0 .7%
New York Times Co. (The),
Class A 93,951 4,602,659
Metals & Mining 0 .2%
Newmont Corp. 18,652 772,007
Royal Gold, Inc.(a) 3,893 470,897
1,242,904
Multi-Utilities 2 .6%
Ameren Corp. 48,372 3,499,230
Consolidated Edison, Inc. 37,368 3,399,367
DTE Energy Co.(a) 26,651 2,938,539
Public Service Enterprise
Group, Inc.(a) 33,665 2,058,615
WEC Energy Group, Inc.(a) 59,197 4,982,612
16,878,363
Office REITs 0 .0%
†
NET Lease Office Properties 12,529 231,536
Oil, Gas & Consumable Fuels 2 .9%
Chevron Corp. 9,563 1,426,417
ConocoPhillips 16,604 1,927,226
Coterra Energy, Inc. 43,458 1,109,048
EOG Resources, Inc. 40,018 4,840,177
Exxon Mobil Corp. 27,466 2,746,051
HF Sinclair Corp.(a) 4,222 234,617
Marathon Petroleum Corp. 33,331 4,944,987

NVIT AQR Large Cap Defensive Style Fund - December 31, 2023 - Statement of Investments - 73
Common Stocks
Shares Value ($)
Oil, Gas & Consumable Fuels
Phillips 66 12,246 1,630,432
18,858,955
Pharmaceuticals 4 .4%
Bristol-Myers Squibb Co. 19,355 993,105
Eli Lilly & Co. 15,592 9,088,889
Johnson & Johnson 60,012 9,406,281
Merck & Co., Inc. 88,052 9,599,429
29,087,704
Professional Services 3 .3%
Automatic Data Processing,
Inc. 13,213 3,078,233
Booz Allen Hamilton Holding
Corp., Class A 24,374 3,117,678
CACI International, Inc., Class
A*(a) 14,002 4,534,688
FTI Consulting, Inc.*(a) 26,144 5,206,578
Leidos Holdings, Inc. 2,556 276,661
Paychex, Inc. 2,348 279,670
Robert Half, Inc. 36,864 3,241,083
Verisk Analytics, Inc., Class A 7,430 1,774,730
21,509,321
Semiconductors & Semiconductor Equipment 1 .1%
Broadcom, Inc. 3,981 4,443,791
NVIDIA Corp. 1,732 857,721
Texas Instruments, Inc.(a) 13,119 2,236,265
7,537,777
Software 3 .4%
Adobe, Inc.* 2,432 1,450,931
Dolby Laboratories, Inc., Class
A 8,637 744,337
Microsoft Corp. 19,506 7,335,036
Oracle Corp. 27,315 2,879,821
Roper Technologies, Inc. 13,402 7,306,368
Synopsys, Inc.* 4,642 2,390,212
Tyler Technologies, Inc.* 802 335,332
22,442,037
Specialty Retail 3 .0%
AutoZone, Inc.* 3,584 9,266,826
Murphy USA, Inc. 3,409 1,215,513
O'Reilly Automotive, Inc.* 9,550 9,073,264
Ulta Beauty, Inc.* 670 328,294
19,883,897
Technology Hardware, Storage & Peripherals 0 .6%
Apple, Inc. 20,005 3,851,563
Textiles, Apparel & Luxury Goods 0 .2%
Deckers Outdoor Corp.* 2,323 1,552,763
Tobacco 1 .6%
Altria Group, Inc. 59,912 2,416,850
Philip Morris International, Inc. 85,214 8,016,933
10,433,783
Wireless Telecommunication Services 1 .5%
T-Mobile US, Inc. 62,961 10,094,537
Total Common Stocks
(cost $463,688,491) 642,679,511
Repurchase Agreements 4 .3%
Principal
Amount ($) Value ($)
Bank of America NA,
5.34%, dated 12/29/2023,
due 1/2/2024, repurchase
price $5,002,967,
collateralized by U.S.
Government Agency
Securities, ranging from
3.00% - 3.50%, maturing
5/1/2045 - 1/1/2047; total
market value $5,100,000.
(b)(c) 5,000,000 5,000,000
BofA Securities, Inc.,
5.34%, dated 12/29/2023,
due 1/2/2024, repurchase
price $1,133,056,
collateralized by U.S.
Government Agency
Securities, ranging from
1.25% - 6.74%, maturing
1/25/2025 - 11/20/2072;
total market value
$1,155,032.(b)(c) 1,132,384 1,132,384
Cantor Fitzgerald & Co.,
5.40%, dated 12/29/2023,
due 1/2/2024, repurchase
price $66,128,
collateralized by U.S.
Government Agency
Securities, ranging from
0.38% - 28.14%, maturing
10/15/2024 - 11/20/2073;
total market value
$67,410.(b)(c) 66,088 66,088
MetLife, Inc.,
5.33%, dated 12/29/2023,
due 1/2/2024, repurchase
price $5,002,961,
collateralized by U.S.
Government Treasury
Securities, 0.00%,
maturing 5/15/2046; total
market value $5,102,797.
(b)(c) 5,000,000 5,000,000
Pershing LLC,
5.33%, dated 12/29/2023,
due 1/2/2024, repurchase
price $17,010,068,
collateralized by U.S.
Government Agency
Securities, ranging from
0.27% - 8.00%, maturing
2/15/2024 - 10/20/2073;
total market value
$17,340,000.(b)(c) 17,000,000 17,000,000
Total Repurchase Agreements
(cost $28,198,472) 28,198,472
Total Investments
(cost $491,886,963) — 102.0% 670,877,983
Liabilities in excess of other assets — (2.0)% (13,217,191)
NET ASSETS — 100.0%
$ 657,660,792

74 - Statement of Investments - December 31, 2023 - NVIT AQR Large Cap Defensive Style Fund
* Denotes a non-income producing security.
† Amount rounds to less than 0.1%.
(a) The security or a portion of this security is on loan as of December 31, 2023. The total value of securities on
loan as of December 31, 2023 was $39,176,345, which
was collateralized by cash used to purchase repurchase
agreements with a total value of $28,198,472 and by
$11,787,810 of collateral in the form of U.S. Government
Treasury Securities, interest rates ranging from 0.00%
– 7.63%, and maturity dates ranging from 1/15/2024 –
11/15/2053, a total value of $39,986,282.
(b) Security was purchased with cash collateral held from
securities on loan. The total value of securities purchased
with cash collateral as of December 31, 2023 was
$28,198,472.
(c) Please refer to Note 2 for additional information on the joint repurchase agreement.
REIT Real Estate Investment Trust
Futures contracts outstanding as of December 31, 2023:
Description
Number of
Contracts
Expiration
Date
Trading
Currency
Notional
Amount ($)
Value and
Unrealized
Appreciation
(Depreciation) ($)
Long Contracts
S&P 500 E-Mini Index 40 3/2024 USD 9,640,000 354,201
Net contracts 354,201
As of December 31, 2023, the Fund had $472,000 segregated as collateral with the broker for open futures contracts. Deposits with broker for futures contracts or Due to broker, as applicable, on the Statement of Assets and Liabilities includes this balance netted with other cash activity within the broker.
Currency:
USD United States Dollar
The accompanying notes are an integral part of these financial statements.

NVIT BlackRock Equity Dividend Fund - December 31, 2023 - Statement of Investments - 75
Common Stocks 94 .1%
Shares Value ($)
Aerospace & Defense 3 .5%
L3Harris Technologies, Inc. 55,638 11,718,476
RTX Corp.(a) 83,522 7,027,541
18,746,017
Automobile Components 0 .4%
Lear Corp. 14,581 2,058,983
Automobiles 2 .1%
General Motors Co. 309,867 11,130,423
Banks 10 .5%
Bank of America Corp. 97,577 3,285,417
Citigroup, Inc. 299,588 15,410,807
Citizens Financial Group, Inc. 111,784 3,704,522
First Citizens BancShares,
Inc., Class A 7,275 10,323,007
JPMorgan Chase & Co. 38,327 6,519,423
Wells Fargo & Co. 335,282 16,502,581
55,745,757
Beverages 0 .8%
Constellation Brands, Inc.,
Class A 12,570 3,038,798
Keurig Dr Pepper, Inc. 39,350 1,311,142
4,349,940
Building Products 0 .7%
Allegion plc 29,997 3,800,320
Capital Markets 3 .7%
Carlyle Group, Inc. (The)(a) 122,486 4,983,955
Goldman Sachs Group, Inc.
(The) 10,039 3,872,745
Intercontinental Exchange, Inc. 23,248 2,985,741
Raymond James Financial,
Inc. 41,334 4,608,741
UBS Group AG (Registered)
CHF 95,620 2,969,839
19,421,021
Chemicals 1 .1%
International Flavors &
Fragrances, Inc. 39,348 3,186,007
PPG Industries, Inc. 18,434 2,756,805
5,942,812
Communications Equipment 1 .9%
Cisco Systems, Inc. 194,954 9,849,076
Consumer Finance 0 .5%
American Express Co. 15,030 2,815,720
Consumer Staples Distribution & Retail 1 .9%
Dollar General Corp. 72,371 9,838,837
Containers & Packaging 1 .4%
Sealed Air Corp.(a) 206,135 7,528,050
Diversified Telecommunication Services 2 .2%
AT&T, Inc. 238,090 3,995,150
Verizon Communications, Inc. 205,384 7,742,977
11,738,127
Electric Utilities 2 .6%
American Electric Power Co.,
Inc.(a) 67,209 5,458,715
Exelon Corp. 72,362 2,597,796
NextEra Energy, Inc. 20,734 1,259,383
Common Stocks
Shares Value ($)
Electric Utilities
PG&E Corp. 233,684 4,213,322
13,529,216
Entertainment 0 .1%
Walt Disney Co. (The)* 5,887 531,537
Financial Services 3 .8%
Equitable Holdings, Inc. 67,241 2,239,125
Fidelity National Information
Services, Inc. 173,938 10,448,456
Visa, Inc., Class A(a) 28,620 7,451,217
20,138,798
Food Products 2 .3%
Kraft Heinz Co. (The) 333,917 12,348,251
Ground Transportation 0 .5%
Union Pacific Corp. 11,587 2,845,999
Health Care Equipment & Supplies 4 .7%
Baxter International, Inc. 247,268 9,559,381
Koninklijke Philips NV* 260,059 6,073,459
Medtronic plc 115,078 9,480,125
25,112,965
Health Care Providers & Services 7 .9%
Cardinal Health, Inc. 81,048 8,169,638
Cencora, Inc.(a) 13,455 2,763,388
Cigna Group (The) 23,093 6,915,199
CVS Health Corp. 20,265 1,600,124
Elevance Health, Inc. 21,274 10,031,967
Humana, Inc. 6,021 2,756,474
Laboratory Corp. of America
Holdings(a) 42,005 9,547,317
41,784,107
Household Durables 2 .1%
Newell Brands, Inc.(a) 206,950 1,796,326
Panasonic Holdings Corp. 374,500 3,671,963
Sony Group Corp. 57,400 5,438,919
10,907,208
Household Products 0 .5%
Henkel AG & Co. KGaA
(Preference) 31,880 2,564,168
Industrial Conglomerates 0 .4%
Siemens AG (Registered) 12,629 2,368,822
Insurance 6 .3%
American International Group,
Inc. 200,856 13,607,994
Fidelity National Financial, Inc.
(a) 142,456 7,268,105
First American Financial Corp.
(a) 8,757 564,301
Prudential plc 216,550 2,437,733
Willis Towers Watson plc 39,262 9,469,995
33,348,128
IT Services 1 .3%
Cognizant Technology
Solutions Corp., Class A 89,703 6,775,268
Leisure Products 0 .3%
Hasbro, Inc.(a) 32,815 1,675,534
Life Sciences Tools & Services 0 .7%
Fortrea Holdings, Inc.* 61,993 2,163,556

76 - Statement of Investments - December 31, 2023 - NVIT BlackRock Equity Dividend Fund
Common Stocks
Shares Value ($)
Life Sciences Tools & Services
Thermo Fisher Scientific, Inc. 2,580 1,369,438
3,532,994
Machinery 1 .2%
CNH Industrial NV 244,304 2,975,623
Fortive Corp. 18,352 1,351,258
Komatsu Ltd. 87,300 2,274,340
6,601,221
Media 2 .5%
Comcast Corp., Class A 229,200 10,050,420
Fox Corp., Class A 116,010 3,442,017
13,492,437
Multi-Utilities 1 .3%
Public Service Enterprise
Group, Inc. 36,750 2,247,262
Sempra 61,986 4,632,214
6,879,476
Oil, Gas & Consumable Fuels 6 .2%
BP plc 1,867,410 11,035,492
Chevron Corp. 19,540 2,914,586
Shell plc 417,941 13,578,561
Suncor Energy, Inc. 166,841 5,345,586
32,874,225
Personal Care Products 1 .8%
Unilever plc, ADR-UK(a) 197,166 9,558,608
Pharmaceuticals 4 .7%
AstraZeneca plc 29,265 3,941,509
Bayer AG (Registered) 122,265 4,538,941
Eli Lilly & Co. 5,627 3,280,091
Novo Nordisk A/S, ADR-DK 24,200 2,503,490
Pfizer, Inc. 44,980 1,294,974
Sanofi SA 93,470 9,266,745
24,825,750
Professional Services 4 .5%
Leidos Holdings, Inc. 108,842 11,781,058
Robert Half, Inc. 16,506 1,451,207
SS&C Technologies Holdings,
Inc. 178,026 10,879,169
24,111,434
Semiconductors & Semiconductor Equipment 0 .9%
Intel Corp. 37,857 1,902,314
Taiwan Semiconductor
Manufacturing Co. Ltd.,
ADR-TW 27,083 2,816,632
4,718,946
Software 1 .3%
Microsoft Corp. 18,161 6,829,262
Specialized REITs 0 .8%
American Tower Corp. 6,830 1,474,460
Crown Castle, Inc. 24,472 2,818,930
4,293,390
Specialty Retail 0 .6%
Ross Stores, Inc. 24,323 3,366,060
Technology Hardware, Storage & Peripherals 1 .8%
Samsung Electronics Co. Ltd.,
GDR-KR Reg. S 6,453 9,674,260
Common Stocks
Shares Value ($)
Textiles, Apparel & Luxury Goods 0 .5%
Ralph Lauren Corp., Class
A(a) 16,169 2,331,570
Tapestry, Inc.(a) 15,320 563,929
2,895,499
Tobacco 1 .4%
British American Tobacco plc,
ADR-UK 245,138 7,180,092
Wireless Telecommunication Services 0 .4%
Rogers Communications, Inc.,
Class B 49,308 2,308,272
Total Common Stocks
(cost $435,900,425) 500,037,010
Master Limited Partnership 1 .6%
Oil, Gas & Consumable Fuels 1 .6%
Enterprise Products Partners
LP 320,065 8,433,712
Total Master Limited Partnership
(cost  $6,742,847)
8,433,712
Repurchase Agreements 2 .7%
Principal
Amount ($)
Bank of America NA,
5.34%, dated 12/29/2023,
due 1/2/2024, repurchase
price $2,001,187,
collateralized by U.S.
Government Agency
Securities, ranging from
3.00% - 3.50%, maturing
5/1/2045 - 1/1/2047; total
market value $2,040,000.
(b)(c) 2,000,000 2,000,000
BofA Securities, Inc.,
5.34%, dated 12/29/2023,
due 1/2/2024, repurchase
price $1,811,967,
collateralized by U.S.
Government Agency
Securities, ranging from
1.25% - 6.74%, maturing
1/25/2025 - 11/20/2072;
total market value
$1,847,110.(b)(c) 1,810,892 1,810,892
Cantor Fitzgerald & Co.,
5.40%, dated 12/29/2023,
due 1/2/2024, repurchase
price $3,776,528,
collateralized by U.S.
Government Agency
Securities, ranging from
0.38% - 28.14%, maturing
10/15/2024 - 11/20/2073;
total market value
$3,849,748.(b)(c) 3,774,263 3,774,263

NVIT BlackRock Equity Dividend Fund - December 31, 2023 - Statement of Investments - 77
Repurchase Agreements
Principal
Amount ($) Value ($)
MetLife, Inc.,
5.33%, dated 12/29/2023,
due 1/2/2024, repurchase
price $5,002,962,
collateralized by U.S.
Government Treasury
Securities, 0.00%,
maturing 5/15/2046; total
market value $5,102,797.
(b)(c) 5,000,000 5,000,000
Pershing LLC,
5.33%, dated 12/29/2023,
due 1/2/2024, repurchase
price $1,818,292,
collateralized by U.S.
Government Agency
Securities, ranging from
0.27% - 8.00%, maturing
2/15/2024 - 10/20/2073;
total market value
$1,853,560.(b)(c) 1,817,216 1,817,216
Total Repurchase Agreements
(cost $14,402,371) 14,402,371
Total Investments
(cost $457,045,643) — 98.4% 522,873,093
Other assets in excess of liabilities — 1.6% 8,254,703
NET ASSETS — 100.0%
$ 531,127,796
* Denotes a non-income producing security.
(a) The security or a portion of this security is on loan as of December 31, 2023. The total value of securities on
loan as of December 31, 2023 was $31,184,636, which
was collateralized by cash used to purchase repurchase
agreements with a total value of $14,402,371 and by
$17,547,414 of collateral in the form of U.S. Government
Treasury Securities, interest rates ranging from 0.00%
– 7.63%, and maturity dates ranging from 1/30/2024 –
11/15/2052, a total value of $31,949,785.
(b) Security was purchased with cash collateral held from
securities on loan. The total value of securities purchased
with cash collateral as of December 31, 2023 was
$14,402,371.
(c) Please refer to Note 2 for additional information on the joint repurchase agreement.
ADR American Depositary Receipt
DK Denmark
GDR Global Depositary Receipt
KR South Korea
Preference A special type of equity investment that shares in the earnings of the company, has limited voting
rights, and may have a dividend preference.
Preference shares may also have liquidation
preference.
Reg. S Regulation S - Security was purchased pursuant
to Regulation S under the Securities Act of
1933, which exempts from registration securities
offered and sold outside of the United States.
Such security cannot be sold in the United States
without either an effective registration statement
filed pursuant to the Securities Act of 1933 or
pursuant to an exemption from registration.
Currently there is no restriction on trading this
security.
REIT Real Estate Investment Trust
TW Taiwan
UK United Kingdom
The accompanying notes are an integral part of these financial statements.

78 - Statement of Investments - December 31, 2023 - NVIT Calvert Equity Fund
Common Stocks 98 .2%
Shares Value ($)
Capital Markets 7 .6%
Charles Schwab Corp. (The) 15,209 1,046,379
Intercontinental Exchange, Inc. 17,066 2,191,786
Moody's Corp. 2,860 1,117,002
S&P Global, Inc. 8,179 3,603,013
7,958,180
Chemicals 7 .1%
Air Products & Chemicals, Inc. 4,987 1,365,440
Ecolab, Inc. 15,214 3,017,697
Linde plc 7,425 3,049,522
7,432,659
Commercial Services & Supplies 1 .1%
Veralto Corp.(a) 13,444 1,105,903
Consumer Staples Distribution & Retail 3 .2%
Costco Wholesale Corp. 1,676 1,106,294
Dollar General Corp. 16,413 2,231,347
3,337,641
Containers & Packaging 0 .8%
Ball Corp.(a) 14,332 824,377
Electronic Equipment, Instruments & Components 3 .8%
Amphenol Corp., Class A 30,186 2,992,338
TE Connectivity Ltd. 7,522 1,056,841
4,049,179
Entertainment 1 .0%
Electronic Arts, Inc. 7,933 1,085,314
Financial Services 13 .1%
Fidelity National Information
Services, Inc. 11,273 677,169
Fiserv, Inc.* 15,561 2,067,123
Mastercard, Inc., Class A 11,514 4,910,836
PayPal Holdings, Inc.* 19,707 1,210,207
Visa, Inc., Class A(a) 19,101 4,972,947
13,838,282
Health Care Equipment & Supplies 1 .5%
IDEXX Laboratories, Inc.* 1,881 1,044,049
Intuitive Surgical, Inc.* 1,675 565,078
1,609,127
Hotels, Restaurants & Leisure 1 .2%
Starbucks Corp. 13,377 1,284,326
Insurance 2 .4%
Aon plc, Class A 2,997 872,187
Marsh & McLennan Cos., Inc. 8,681 1,644,789
2,516,976
Interactive Media & Services 4 .4%
Alphabet, Inc., Class C* 33,059 4,659,005
IT Services 5 .9%
Accenture plc, Class A 3,569 1,252,398
Gartner, Inc.*(a) 7,791 3,514,598
VeriSign, Inc.* 7,243 1,491,768
6,258,764
Life Sciences Tools & Services 10 .9%
Agilent Technologies, Inc. 12,877 1,790,289
Danaher Corp. 20,721 4,793,596
Thermo Fisher Scientific, Inc. 9,181 4,873,183
11,457,068
Machinery 4 .1%
IDEX Corp. 7,777 1,688,465
Common Stocks
Shares Value ($)
Machinery
Xylem, Inc. 23,203 2,653,495
4,341,960
Personal Care Products 1 .4%
Estee Lauder Cos., Inc. (The),
Class A 10,123 1,480,489
Pharmaceuticals 3 .7%
Zoetis, Inc., Class A 19,687 3,885,623
Professional Services 3 .4%
Verisk Analytics, Inc., Class A 14,836 3,543,727
Semiconductors & Semiconductor Equipment 0 .8%
Texas Instruments, Inc. 5,142 876,505
Software 10 .0%
Adobe, Inc.* 3,302 1,969,973
Intuit, Inc. 6,067 3,792,057
Microsoft Corp. 12,831 4,824,969
10,586,999
Specialized REITs 3 .8%
American Tower Corp. 13,579 2,931,434
Crown Castle, Inc. 9,694 1,116,652
4,048,086
Specialty Retail 5 .7%
Lowe's Cos., Inc. 5,866 1,305,478
O'Reilly Automotive, Inc.* 997 947,230
TJX Cos., Inc. (The) 39,701 3,724,351
5,977,059
Textiles, Apparel & Luxury Goods 1 .3%
NIKE, Inc., Class B 12,650 1,373,411
Total Common Stocks
(cost $84,688,507) 103,530,660
Repurchase Agreement 1 .0%
Principal
Amount ($)
Cantor Fitzgerald & Co.,
5.40%, dated 12/29/2023,
due 1/2/2024, repurchase
price $1,025,921,
collateralized by U.S.
Government Agency
Securities, ranging from
0.38% - 28.14%, maturing
10/15/2024 - 11/20/2073;
total market value
$1,045,812.(b)(c) 1,025,306 1,025,306
Total Repurchase Agreement
(cost $1,025,306) 1,025,306
Total Investments
(cost $85,713,813) — 99.2% 104,555,966
Other assets in excess of liabilities — 0.8% 845,138
NET ASSETS — 100.0%
$ 105,401,104

NVIT Calvert Equity Fund - December 31, 2023 - Statement of Investments - 79
* Denotes a non-income producing security.
(a) The security or a portion of this security is on loan as of December 31, 2023. The total value of securities on
loan as of December 31, 2023 was $6,818,529, which
was collateralized by cash used to purchase repurchase
agreements with a total value of $1,025,306 and by
$5,944,953 of collateral in the form of U.S. Government
Treasury Securities, interest rates ranging from 0.00%
– 7.63%, and maturity dates ranging from 1/25/2024 –
8/15/2053, a total value of $6,970,259.
(b) Security was purchased with cash collateral held from
securities on loan. The total value of securities purchased
with cash collateral as of December 31, 2023 was
$1,025,306.
(c) Please refer to Note 2 for additional information on the joint repurchase agreement.
REIT Real Estate Investment Trust
The accompanying notes are an integral part of these financial statements.

80 - Statement of Investments - December 31, 2023 - NVIT Jacobs Levy Large Cap Core Fund
Common Stocks 99 .2%
Shares Value ($)
Air Freight & Logistics 0 .7%
Expeditors International of
Washington, Inc. 12,434 1,581,605
Automobile Components 0 .8%
BorgWarner, Inc. 27,614 989,962
Lear Corp. 5,799 818,877
1,808,839
Automobiles 2 .1%
Ford Motor Co. 194,497 2,370,919
General Motors Co. 70,234 2,522,805
4,893,724
Banks 1 .0%
Comerica, Inc. 19,096 1,065,748
Cullen/Frost Bankers, Inc. 3,766 408,573
First Horizon Corp. 24,459 346,340
KeyCorp 25,776 371,174
2,191,835
Biotechnology 2 .5%
Incyte Corp.* 23,593 1,481,405
Neurocrine Biosciences, Inc.* 3,991 525,854
Sarepta Therapeutics, Inc.* 4,564 440,107
Ultragenyx Pharmaceutical,
Inc.* 6,488 310,256
Vertex Pharmaceuticals, Inc.* 7,507 3,054,523
5,812,145
Broadline Retail 2 .4%
Amazon.com, Inc.* 22,043 3,349,213
Coupang, Inc., Class A* 12,152 196,741
eBay, Inc. 35,355 1,542,185
Etsy, Inc.* 5,729 464,336
5,552,475
Building Products 1 .1%
Johnson Controls International
plc 21,270 1,226,003
Masco Corp. 18,035 1,207,984
2,433,987
Capital Markets 3 .2%
Bank of New York Mellon
Corp. (The) 46,250 2,407,313
Charles Schwab Corp. (The) 37,084 2,551,379
LPL Financial Holdings, Inc. 4,394 1,000,162
State Street Corp. 16,649 1,289,632
TPG, Inc., Class A 3,260 140,734
7,389,220
Chemicals 2 .7%
Dow, Inc. 35,589 1,951,701
DuPont de Nemours, Inc. 16,063 1,235,727
Eastman Chemical Co. 8,266 742,452
Huntsman Corp. 25,142 631,818
International Flavors &
Fragrances, Inc. 6,805 551,001
LyondellBasell Industries NV,
Class A 11,488 1,092,279
6,204,978
Communications Equipment 0 .9%
F5, Inc.* 2,580 461,769
Juniper Networks, Inc. 56,244 1,658,073
2,119,842
Common Stocks
Shares Value ($)
Construction & Engineering 0 .4%
AECOM 10,297 951,752
Fluor Corp.* 1,320 51,704
1,003,456
Consumer Finance 1 .4%
Discover Financial Services 10,246 1,151,650
SLM Corp. 39,836 761,664
Synchrony Financial 33,646 1,284,941
3,198,255
Consumer Staples Distribution & Retail 0 .6%
Kroger Co. (The) 30,051 1,373,631
Distributors 0 .6%
Genuine Parts Co. 9,121 1,263,258
Diversified Telecommunication Services 1 .6%
AT&T, Inc. 202,236 3,393,520
Iridium Communications, Inc. 9,100 374,556
3,768,076
Electric Utilities 1 .6%
Exelon Corp. 52,700 1,891,930
NRG Energy, Inc. 23,677 1,224,101
Pinnacle West Capital Corp. 9,530 684,635
3,800,666
Entertainment 0 .5%
Live Nation Entertainment,
Inc.* 10,308 964,829
Playtika Holding Corp.* 32,243 281,159
1,245,988
Financial Services 4 .1%
Corebridge Financial, Inc. 21,982 476,130
Fidelity National Information
Services, Inc. 10,539 633,078
Mastercard, Inc., Class A 13,626 5,811,625
PayPal Holdings, Inc.* 39,715 2,438,898
9,359,731
Food Products 1 .4%
Archer-Daniels-Midland Co. 24,341 1,757,907
Tyson Foods, Inc., Class A 27,832 1,495,970
3,253,877
Ground Transportation 2 .9%
JB Hunt Transport Services,
Inc. 4,463 891,440
Lyft, Inc., Class A* 55,138 826,519
Old Dominion Freight Line, Inc. 4,295 1,740,892
Uber Technologies, Inc.* 54,383 3,348,361
6,807,212
Health Care Equipment & Supplies 1 .2%
Edwards Lifesciences Corp.* 31,189 2,378,161
Tandem Diabetes Care, Inc.* 16,799 496,915
2,875,076
Health Care Providers & Services 6 .4%
Cardinal Health, Inc. 11,857 1,195,186
Centene Corp.* 19,205 1,425,203
DaVita, Inc.* 12,761 1,336,842
Elevance Health, Inc. 4,640 2,188,038
Humana, Inc. 6,767 3,098,000
McKesson Corp. 8,780 4,064,965
Molina Healthcare, Inc.* 4,107 1,483,900
14,792,134

NVIT Jacobs Levy Large Cap Core Fund - December 31, 2023 - Statement of Investments - 81
Common Stocks
Shares Value ($)
Hotels, Restaurants & Leisure 4 .2%
Airbnb, Inc., Class A* 18,398 2,504,704
Booking Holdings, Inc.* 1,337 4,742,633
Domino's Pizza, Inc. 2,760 1,137,755
Expedia Group, Inc.* 8,653 1,313,439
9,698,531
Household Durables 1 .9%
DR Horton, Inc. 10,240 1,556,275
Lennar Corp., Class A 12,845 1,914,419
NVR, Inc.* 134 938,060
4,408,754
Insurance 4 .9%
Allstate Corp. (The) 22,850 3,198,543
Arch Capital Group Ltd.* 13,581 1,008,661
Hartford Financial Services
Group, Inc. (The) 15,675 1,259,956
MetLife, Inc. 2,359 156,001
Progressive Corp. (The) 14,373 2,289,331
Travelers Cos., Inc. (The) 10,287 1,959,571
W R Berkley Corp. 20,725 1,465,672
11,337,735
Interactive Media & Services 3 .5%
Alphabet, Inc., Class C* 31,118 4,385,459
Meta Platforms, Inc., Class A* 10,256 3,630,214
8,015,673
IT Services 2 .7%
DXC Technology Co.* 20,333 465,016
EPAM Systems, Inc.* 4,777 1,420,393
GoDaddy, Inc., Class A* 10,639 1,129,436
Kyndryl Holdings, Inc.* 24,605 511,292
VeriSign, Inc.* 12,992 2,675,832
6,201,969
Life Sciences Tools & Services 0 .4%
Illumina, Inc.* 6,742 938,756
Machinery 1 .5%
AGCO Corp. 8,266 1,003,575
Otis Worldwide Corp. 28,698 2,567,610
3,571,185
Media 1 .1%
Fox Corp., Class A 36,509 1,083,222
Omnicom Group, Inc. 12,233 1,058,277
Paramount Global, Class B 24,683 365,061
2,506,560
Multi-Utilities 0 .9%
CMS Energy Corp. 10,129 588,191
DTE Energy Co. 13,637 1,503,616
2,091,807
Oil, Gas & Consumable Fuels 3 .0%
ConocoPhillips 18,075 2,097,965
Phillips 66 15,235 2,028,388
Valero Energy Corp. 21,605 2,808,650
6,935,003
Paper & Forest Products 0 .2%
Louisiana-Pacific Corp. 7,841 555,378
Passenger Airlines 0 .2%
Southwest Airlines Co. 17,951 518,425
Common Stocks
Shares Value ($)
Personal Care Products 0 .5%
Estee Lauder Cos., Inc. (The),
Class A 7,843 1,147,039
Pharmaceuticals 0 .7%
Bristol-Myers Squibb Co. 11,316 580,624
Catalent, Inc.* 10,696 480,571
Merck & Co., Inc. 1,405 153,173
Organon & Co. 20,809 300,066
1,514,434
Professional Services 2 .4%
Automatic Data Processing,
Inc. 11,265 2,624,407
Jacobs Solutions, Inc. 8,698 1,129,000
Paycom Software, Inc. 3,814 788,430
Robert Half, Inc. 9,704 853,176
TransUnion 1,170 80,391
TriNet Group, Inc.* 928 110,367
5,585,771
Residential REITs 0 .4%
Camden Property Trust 10,140 1,006,801
Semiconductors & Semiconductor Equipment 7 .5%
Intel Corp. 106,583 5,355,796
NVIDIA Corp. 21,419 10,607,117
Teradyne, Inc. 13,554 1,470,880
17,433,793
Software 12 .0%
Adobe, Inc.* 8,459 5,046,639
Atlassian Corp., Class A* 4,482 1,066,089
Autodesk, Inc.* 972 236,663
Confluent, Inc., Class A* 15,252 356,897
Crowdstrike Holdings, Inc.,
Class A* 3,175 810,641
DocuSign, Inc., Class A* 6,290 373,940
Dropbox, Inc., Class A* 44,337 1,307,055
Five9, Inc.* 2,855 224,660
Fortinet, Inc.* 49,780 2,913,623
Guidewire Software, Inc.* 8,357 911,247
Microsoft Corp. 31,070 11,683,563
Nutanix, Inc., Class A* 8,429 401,979
Procore Technologies, Inc.* 7,035 486,963
Qualys, Inc.* 2,298 451,051
RingCentral, Inc., Class A* 7,624 258,835
SentinelOne, Inc., Class A* 6,959 190,955
Smartsheet, Inc., Class A* 7,593 363,097
Tenable Holdings, Inc.* 5,188 238,959
Zscaler, Inc.* 1,539 340,981
27,663,837
Specialty Retail 1 .8%
Advance Auto Parts, Inc. 10,073 614,755
AutoZone, Inc.* 1,380 3,568,142
4,182,897
Technology Hardware, Storage & Peripherals 8 .5%
Apple, Inc. 93,466 17,995,009
HP, Inc. 54,172 1,630,035
19,625,044

82 - Statement of Investments - December 31, 2023 - NVIT Jacobs Levy Large Cap Core Fund
Common Stocks
Shares Value ($)
Textiles, Apparel & Luxury Goods 0 .8%
Lululemon Athletica, Inc.* 3,731 1,907,623
Total Investments
(cost $185,896,833) — 99.2% 229,577,025
Other assets in excess of liabilities — 0.8% 1,746,717
NET ASSETS — 100.0%
$ 231,323,742
* Denotes a non-income producing security.
REIT Real Estate Investment Trust
The accompanying notes are an integral part of these financial statements.

NVIT Jacobs Levy Large Cap Growth Fund - December 31, 2023 - Statement of Investments - 83
Common Stocks 96 .7%
Shares Value ($)
Aerospace & Defense 0 .2%
Spirit AeroSystems Holdings,
Inc., Class A*(a) 24,045 764,150
Air Freight & Logistics 0 .1%
Forward Air Corp. 6,479 407,335
Automobile Components 0 .3%
Visteon Corp.* 8,938 1,116,356
Automobiles 1 .0%
Tesla, Inc.* 13,072 3,248,131
Biotechnology 3 .6%
Apellis Pharmaceuticals,
Inc.*(a) 13,161 787,817
Exelixis, Inc.* 66,504 1,595,431
Incyte Corp.* 47,815 3,002,304
Ionis Pharmaceuticals, Inc.*(a) 37,508 1,897,530
Neurocrine Biosciences, Inc.* 16,540 2,179,310
Sarepta Therapeutics, Inc.*(a) 18,606 1,794,177
Ultragenyx Pharmaceutical,
Inc.* 13,844 662,020
Vertex Pharmaceuticals, Inc.* 1,213 493,558
12,412,147
Broadline Retail 5 .1%
Amazon.com, Inc.* 83,120 12,629,253
Coupang, Inc., Class A* 60,450 978,685
eBay, Inc. 65,731 2,867,186
Etsy, Inc.*(a) 9,816 795,587
17,270,711
Capital Markets 2 .5%
LPL Financial Holdings, Inc. 11,760 2,676,812
MSCI, Inc., Class A 7,197 4,070,983
PJT Partners, Inc., Class A(a) 6,630 675,398
TPG, Inc., Class A 24,807 1,070,918
8,494,111
Chemicals 0 .2%
FMC Corp. 7,823 493,240
Stepan Co.(a) 3,109 293,956
787,196
Communications Equipment 0 .6%
Extreme Networks, Inc.* 28,118 496,001
Viavi Solutions, Inc.*(a) 149,398 1,504,438
2,000,439
Construction & Engineering 0 .2%
Fluor Corp.*(a) 13,296 520,804
Construction Materials 0 .9%
Eagle Materials, Inc.(a) 15,222 3,087,630
Consumer Finance 0 .1%
SLM Corp. 13,367 255,577
Diversified Consumer Services 0 .0%
†
Coursera, Inc.* 7,550 146,243
Diversified Telecommunication Services 0 .5%
Iridium Communications, Inc. 37,911 1,560,417
Electrical Equipment 0 .9%
NEXTracker, Inc., Class A*(a) 62,291 2,918,333
Electronic Equipment, Instruments & Components 0 .2%
Belden, Inc. 10,496 810,816
Common Stocks
Shares Value ($)
Energy Equipment & Services 0 .1%
Cactus, Inc., Class A(a) 8,431 382,767
Entertainment 1 .8%
Live Nation Entertainment,
Inc.*(a) 22,413 2,097,857
Playtika Holding Corp.* 85,259 743,458
Spotify Technology SA* 16,656 3,129,829
5,971,144
Financial Services 4 .2%
Euronet Worldwide, Inc.* 11,562 1,173,427
Mastercard, Inc., Class A 24,114 10,284,862
PayPal Holdings, Inc.* 1,044 64,112
PennyMac Financial Services,
Inc.(a) 21,378 1,889,174
Remitly Global, Inc.* 19,713 382,827
WEX, Inc.* 3,502 681,314
14,475,716
Ground Transportation 4 .2%
ArcBest Corp. 4,149 498,751
Landstar System, Inc.(a) 5,150 997,298
Lyft, Inc., Class A* 126,476 1,895,875
Old Dominion Freight Line,
Inc.(a) 10,249 4,154,227
RXO, Inc.*(a) 17,450 405,887
Uber Technologies, Inc.* 104,706 6,446,749
14,398,787
Health Care Equipment & Supplies 1 .9%
Edwards Lifesciences Corp.* 53,756 4,098,895
Inari Medical, Inc.* 11,130 722,559
Novocure Ltd.*(a) 28,561 426,416
Tandem Diabetes Care,
Inc.*(a) 44,408 1,313,589
6,561,459
Health Care Providers & Services 5 .9%
Cardinal Health, Inc. 12,225 1,232,280
Cencora, Inc. 4,173 857,051
DaVita, Inc.* 14,956 1,566,791
Elevance Health, Inc. 7,633 3,599,417
Humana, Inc. 10,134 4,639,447
McKesson Corp. 10,207 4,725,637
Molina Healthcare, Inc.* 9,411 3,400,288
20,020,911
Hotels, Restaurants & Leisure 6 .5%
Airbnb, Inc., Class A* 38,657 5,262,764
Booking Holdings, Inc.* 2,029 7,197,310
Domino's Pizza, Inc. 8,153 3,360,911
Expedia Group, Inc.* 26,286 3,989,952
SeaWorld Entertainment, Inc.* 3,664 193,569
Travel + Leisure Co.(a) 47,269 1,847,745
Wynn Resorts Ltd. 3,939 358,882
22,211,133
Household Durables 1 .1%
NVR, Inc.* 362 2,534,163
Sonos, Inc.* 66,933 1,147,232
3,681,395
Independent Power and Renewable Electricity Producers
1 .1%
Vistra Corp.(a) 96,565 3,719,684

84 - Statement of Investments - December 31, 2023 - NVIT Jacobs Levy Large Cap Growth Fund
Common Stocks
Shares Value ($)
Insurance 4 .7%
Arch Capital Group Ltd.* 18,078 1,342,653
Everest Group Ltd. 2,082 736,154
Kinsale Capital Group, Inc.(a) 5,363 1,796,122
Lincoln National Corp. 61,494 1,658,493
Progressive Corp. (The) 27,157 4,325,567
RLI Corp.(a) 10,041 1,336,658
Ryan Specialty Holdings, Inc.,
Class A*(a) 45,980 1,978,060
Willis Towers Watson plc 11,391 2,747,509
15,921,216
Interactive Media & Services 3 .0%
Alphabet, Inc., Class C* 32,048 4,516,524
Meta Platforms, Inc., Class A* 12,205 4,320,082
Yelp, Inc., Class A* 14,505 686,667
ZoomInfo Technologies, Inc.,
Class A* 47,272 874,059
10,397,332
IT Services 2 .4%
DigitalOcean Holdings, Inc.*(a) 7,521 275,946
EPAM Systems, Inc.* 6,895 2,050,159
GoDaddy, Inc., Class A* 30,883 3,278,539
VeriSign, Inc.* 12,881 2,652,971
8,257,615
Life Sciences Tools & Services 0 .5%
Illumina, Inc.* 12,500 1,740,500
Machinery 2 .3%
Allison Transmission Holdings,
Inc. 27,443 1,595,811
Otis Worldwide Corp. 38,690 3,461,594
Terex Corp.(a) 47,650 2,737,969
7,795,374
Oil, Gas & Consumable Fuels 0 .2%
Par Pacific Holdings, Inc.* 16,164 587,885
Pharmaceuticals 0 .2%
Eli Lilly & Co. 1,059 617,312
Professional Services 3 .9%
Automatic Data Processing,
Inc. 25,257 5,884,123
Genpact Ltd. 40,562 1,407,907
Insperity, Inc. 22,102 2,590,796
KBR, Inc.(a) 55,075 3,051,706
TriNet Group, Inc.*(a) 4,460 530,428
13,464,960
Semiconductors & Semiconductor Equipment 3 .2%
Broadcom, Inc. 212 236,645
Enphase Energy, Inc.* 2,086 275,644
KLA Corp. 6,776 3,938,889
NVIDIA Corp. 6,199 3,069,869
Silicon Laboratories, Inc.* 5,107 675,503
Teradyne, Inc.(a) 23,730 2,575,179
10,771,729
Software 21 .7%
Adobe, Inc.* 5,064 3,021,182
Atlassian Corp., Class A* 17,813 4,237,000
Autodesk, Inc.* 10,783 2,625,445
Box, Inc., Class A* 80,592 2,063,961
CommVault Systems, Inc.* 32,587 2,602,072
Confluent, Inc., Class A* 14,900 348,660
Common Stocks
Shares Value ($)
Software
Crowdstrike Holdings, Inc.,
Class A* 21,200 5,412,784
DocuSign, Inc., Class A* 31,120 1,850,084
Dropbox, Inc., Class A*(a) 121,545 3,583,147
Fortinet, Inc.* 79,222 4,636,864
Manhattan Associates, Inc.*(a) 1,222 263,121
Microsoft Corp. 88,131 33,140,781
Nutanix, Inc., Class A*(a) 52,627 2,509,782
Procore Technologies, Inc.* 14,916 1,032,485
Qualys, Inc.*(a) 8,928 1,752,388
RingCentral, Inc., Class A* 30,223 1,026,071
Smartsheet, Inc., Class A* 35,181 1,682,355
Sprinklr, Inc., Class A* 50,211 604,540
Tenable Holdings, Inc.* 23,542 1,084,345
Varonis Systems, Inc., Class
B* 9,746 441,299
73,918,366
Specialized REITs 0 .5%
SBA Communications Corp.,
Class A(a) 7,369 1,869,442
Specialty Retail 1 .0%
AutoZone, Inc.* 616 1,592,736
Dick's Sporting Goods, Inc.(a) 13,023 1,913,730
3,506,466
Technology Hardware, Storage & Peripherals 8 .5%
Apple, Inc. 129,289 24,892,011
HP, Inc. 90,126 2,711,891
Pure Storage, Inc., Class A* 36,298 1,294,387
28,898,289
Textiles, Apparel & Luxury Goods 1 .0%
Lululemon Athletica, Inc.* 6,722 3,436,891
Tobacco 0 .2%
Vector Group Ltd. 50,013 564,147
Trading Companies & Distributors 0 .2%
GMS, Inc.* 7,110 586,077
Total Common Stocks
(cost $250,252,972) 329,556,993
Repurchase Agreements 2 .4%
Principal
Amount ($)
Bank of America NA,
5.34%, dated 12/29/2023,
due 1/2/2024, repurchase
price $2,001,187,
collateralized by U.S.
Government Agency
Securities, ranging from
3.00% - 3.50%, maturing
5/1/2045 - 1/1/2047; total
market value $2,040,000.
(b)(c) 2,000,000 2,000,000

NVIT Jacobs Levy Large Cap Growth Fund - December 31, 2023 - Statement of Investments - 85
Repurchase Agreements
Principal
Amount ($) Value ($)
Cantor Fitzgerald & Co.,
5.40%, dated 12/29/2023,
due 1/2/2024, repurchase
price $2,866,169,
collateralized by U.S.
Government Agency
Securities, ranging from
0.38% - 28.14%, maturing
10/15/2024 - 11/20/2073;
total market value
$2,921,739.(b)(c) 2,864,450 2,864,450
MetLife, Inc.,
5.33%, dated 12/29/2023,
due 1/2/2024, repurchase
price $1,701,007,
collateralized by U.S.
Government Treasury
Securities, 0.00%,
maturing 5/15/2046; total
market value $1,734,951.
(b)(c) 1,700,000 1,700,000
Pershing LLC,
5.33%, dated 12/29/2023,
due 1/2/2024, repurchase
price $1,500,889,
collateralized by U.S.
Government Agency
Securities, ranging from
0.27% - 8.00%, maturing
2/15/2024 - 10/20/2073;
total market value
$1,530,000.(b)(c) 1,500,000 1,500,000
Total Repurchase Agreements
(cost $8,064,450) 8,064,450
Total Investments
(cost $258,317,422) — 99.1% 337,621,443
Other assets in excess of liabilities — 0.9% 3,164,596
NET ASSETS — 100.0%
$ 340,786,039
* Denotes a non-income producing security.
† Amount rounds to less than 0.1%.
(a) The security or a portion of this security is on loan as of December 31, 2023. The total value of securities on
loan as of December 31, 2023 was $34,070,565, which
was collateralized by cash used to purchase repurchase
agreements with a total value of $8,064,450 and by
$27,070,687 of collateral in the form of U.S. Government
Treasury Securities, interest rates ranging from 0.00%
– 7.63%, and maturity dates ranging from 1/15/2024 –
11/15/2053, a total value of $35,135,137.
(b) Security was purchased with cash collateral held from
securities on loan. The total value of securities purchased
with cash collateral as of December 31, 2023 was
$8,064,450.
(c) Please refer to Note 2 for additional information on the joint repurchase agreement.
REIT Real Estate Investment Trust

86 - Statement of Investments - December 31, 2023 - NVIT Jacobs Levy Large Cap Growth Fund
OTC Total return swap contracts outstanding as of December 31, 2023 :
Reference Entity
Payments Made by
Fund
Payments Received
by Fund
Frequency of
Payments Made/
Received Counterparty Maturity Date Quantity
Unrealized
Appreciation
(Depreciation) ($) Value ($)
10X Genomics, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 5,512 6,449 6,449
AAON, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 22,752 6,238 6,238
ACI Worldwide, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 38,556 – –
Adobe, Inc. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 10/31/2024 5,828 3,031 3,031
Advanced Energy
Industries, Inc.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 8/30/2024 7,718 24,466 24,466
AeroVironment, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 4/30/2024 5,020 10,994 10,994
Agilysys, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 5,238 5,500 5,500
Altair Engineering,
Inc.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 11/29/2024 14,489 1,304 1,304
Amicus
Therapeutics, Inc.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 43,529 10,446 10,446
Amphenol Corp. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 10/31/2024 17,086 2,050 2,050
Atlanta Braves
Holdings, Inc.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 11/29/2024 41,204 13,598 13,598
Axsome
Therapeutics, Inc.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 2/29/2024 1,668 6,705 6,705
Badger Meter, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 8/30/2024 8,768 11,749 11,749
Balchem Corp. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 11,768 3,295 3,295
Bentley Systems,
Inc.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 10/31/2024 30,294 21,811 21,811
Bio-Techne Corp. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 25,607 26,119 26,119
Blackstone, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 15,249 25,771 25,771
Brink's Co. (The) Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 10/31/2024 6,417 7,444 7,444
Casella Waste
Systems, Inc.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 19,915 2,987 2,987

NVIT Jacobs Levy Large Cap Growth Fund - December 31, 2023 - Statement of Investments - 87
Reference Entity
Payments Made by
Fund
Payments Received
by Fund
Frequency of
Payments Made/
Received Counterparty Maturity Date Quantity
Unrealized
Appreciation
(Depreciation) ($) Value ($)
Certara, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 38,149 17,930 17,930
Chemed Corp. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 2,529 11,760 11,760
Churchill Downs,
Inc.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 11/29/2024 13,509 3,485 3,485
CONMED Corp. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 8,785 22,314 22,314
Coupang, Inc. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 58,944 2,947 2,947
Crinetics
Pharmaceuticals,
Inc.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 19,127 15,301 15,301
DaVita, Inc. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 3/28/2024 14,904 11,923 11,923
Dorman Products,
Inc.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 9/30/2024 11,004 16,616 16,616
eBay, Inc. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 6,133 3,006 3,006
Ensign Group, Inc.
(The)
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 9/30/2024 16,385 32,770 32,770
Entegris, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 12,837 22,850 22,850
Envestnet, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 28,592 4,289 4,289
ePlus, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 10/31/2024 6,593 4,483 4,483
Equitrans Midstream
Corp.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 14,212 995 995
Estee Lauder Cos.,
Inc. (The)
OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 16,471 8,730 8,730
Everest Group Ltd. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 10/31/2024 730 3,387 3,387
Exact Sciences
Corp.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 18,777 31,921 31,921
First Financial
Bankshares, Inc.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 61,359 47,247 47,247
FirstCash Holdings,
Inc.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 7,489 5,221 5,221

88 - Statement of Investments - December 31, 2023 - NVIT Jacobs Levy Large Cap Growth Fund
Reference Entity
Payments Made by
Fund
Payments Received
by Fund
Frequency of
Payments Made/
Received Counterparty Maturity Date Quantity
Unrealized
Appreciation
(Depreciation) ($) Value ($)
Fiserv, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 11/29/2024 13,164 2,238 2,238
FMC Corp. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2024 7,305 – –
Freshpet, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 11/29/2024 22,360 20,571 20,571
GATX Corp. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 10/31/2024 11,654 5,011 5,011
Gen Digital, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 8/30/2024 78,447 4,315 4,315
Genpact Ltd. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 6/28/2024 6,384 1,963 1,963
Ginkgo Bioworks
Holdings, Inc.
Increases in total
return of reference
entity
OBFR - 0.82% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 267,573 21,406 21,406
Hannon Armstrong
Sustainable
Infrastructure
Capital, Inc.
Increases in total
return of reference
entity
OBFR - 0.57% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 45,697 19,878 19,878
ICON plc Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 11/29/2024 2,517 2,769 2,769
Incyte Corp. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 5,640 620 620
Insulet Corp. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 4,353 19,327 19,327
Ionis
Pharmaceuticals,
Inc.
OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 8/30/2024 4,204 1,807 1,807
IonQ, Inc. Increases in total
return of reference
entity
OBFR - 0.82% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 8/30/2024 10,634 8,720 8,720
Iridium
Communications,
Inc.
OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 15,648 6,386 6,386
Itron, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 9/30/2024 11,538 11,538 11,538
Joby Aviation, Inc. Increases in total
return of reference
entity
OBFR - 0.45% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 9/30/2024 56,142 19,650 19,650
Kontoor Brands, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 9/30/2024 9,202 4,417 4,417
Krystal Biotech, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 8/30/2024 2,842 12,021 12,021
LGI Homes, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 4,733 11,833 11,833

NVIT Jacobs Levy Large Cap Growth Fund - December 31, 2023 - Statement of Investments - 89
Reference Entity
Payments Made by
Fund
Payments Received
by Fund
Frequency of
Payments Made/
Received Counterparty Maturity Date Quantity
Unrealized
Appreciation
(Depreciation) ($) Value ($)
Live Nation
Entertainment, Inc.
OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 5,123 3,176 3,176
Lululemon Athletica,
Inc.
OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 11/29/2024 4,549 11,281 11,281
McKesson Corp. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 4/30/2024 533 3,257 3,257
MicroStrategy, Inc. Increases in total
return of reference
entity
OBFR - 0.57% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 427 16,691 16,691
Mueller Industries,
Inc.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 24,090 19,516 19,516
nCino, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 9/30/2024 2,749 385 385
NeoGenomics, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 25,274 109,184 109,184
Northern Oil and
Gas, Inc.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 9/30/2024 9,590 9,782 9,782
Nutanix, Inc. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 8/30/2024 10,041 4,819 4,819
NVIDIA Corp. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 10/31/2024 36,584 39,877 39,877
Onto Innovation, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 9/30/2024 6,793 23,028 23,028
OSI Systems, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 13,362 31,134 31,134
Otter Tail Corp. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 19,144 37,187 37,187
Paycom Software,
Inc.
OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 13,137 18,458 18,458
Paycor HCM, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 7/31/2024 16,701 2,171 2,171
Pool Corp. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 4,241 21,332 21,332
Progressive Corp.
(The)
OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 5,500 8,910 8,910
PTC, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 11/29/2024 10,294 7,824 7,824
Pure Storage, Inc. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 10/31/2024 8,503 765 765

90 - Statement of Investments - December 31, 2023 - NVIT Jacobs Levy Large Cap Growth Fund
Reference Entity
Payments Made by
Fund
Payments Received
by Fund
Frequency of
Payments Made/
Received Counterparty Maturity Date Quantity
Unrealized
Appreciation
(Depreciation) ($) Value ($)
Quaker Chemical
Corp.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 6/28/2024 4,691 28,568 28,568
RadNet, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 24,318 28,452 28,452
Repligen Corp. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 10,504 41,071 41,071
RLI Corp. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 2,265 1,291 1,291
Ryan Specialty
Holdings, Inc.
OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 4/30/2024 9,646 3,473 3,473
ServisFirst
Bancshares, Inc.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 8/30/2024 34,006 85,355 85,355
Shoals Technologies
Group, Inc.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 32,191 6,116 6,116
Sitio Royalties Corp. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 9/30/2024 26,203 2,882 2,882
Snowflake, Inc. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 11/29/2024 25,308 7,339 7,339
Sotera Health Co. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 39,766 16,304 16,304
SPS Commerce,
Inc.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 6/28/2024 4,661 16,081 16,081
SPX Technologies,
Inc.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 16,271 27,498 27,498
Stride, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 7,176 2,871 2,871
Surgery Partners,
Inc.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 11,364 3,864 3,864
TransMedics Group,
Inc.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 2,224 3,581 3,581
Valvoline, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 11/29/2024 35,435 23,033 23,033
Vaxcyte, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 21,100 12,871 12,871
Viavi Solutions, Inc. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 3/28/2024 17,352 2,602 2,602
Vistra Corp. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 2/29/2024 3,194 1,127 1,127

NVIT Jacobs Levy Large Cap Growth Fund - December 31, 2023 - Statement of Investments - 91
Reference Entity
Payments Made by
Fund
Payments Received
by Fund
Frequency of
Payments Made/
Received Counterparty Maturity Date Quantity
Unrealized
Appreciation
(Depreciation) ($) Value ($)
Waters Corp. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 11/29/2024 797 3,037 3,037
WD-40 Co. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 2,047 5,363 5,363
Wynn Resorts Ltd. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 9/30/2024 6,630 4,840 4,840
Ziff Davis, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 8/30/2024 15,284 16,201 16,201
Zurn Elkay Water
Solutions Corp.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 5/31/2024 59,829 26,325 26,325
– –
Total unrealized appreciation 1,370,524 1,370,524
– –
Abbott Laboratories Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 15,444 (4,324) (4,324)
Advanced Micro
Devices, Inc.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 10/31/2024 14,765 (19,785) (19,785)
Alphabet, Inc. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 10/31/2024 75,897 (38,708) (38,708)
Amazon.com, Inc. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 11/29/2024 1,872 (2,620) (2,620)
APA Corp. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 9/30/2024 6,903 (8,905) (8,905)
Appfolio, Inc. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 10,452 (9,825) (9,825)
Apple, Inc. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 101,136 (62,704) (62,704)
ArcBest Corp. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 11/29/2024 6,380 (14,291) (14,291)
Atlassian Corp. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 10/31/2024 5,007 (26,036) (26,036)
Beacon Roofing
Supply, Inc.
OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 2/29/2024 4,845 (7,607) (7,607)
BGC Group, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 11/29/2024 110,136 (42,953) (42,953)
Boston Beer Co.,
Inc. (The)
OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 2,545 (8,016) (8,016)
Box, Inc. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 32,161 (643) (643)
Cogent
Communications
Holdings, Inc.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 11/29/2024 20,404 (21,526) (21,526)

92 - Statement of Investments - December 31, 2023 - NVIT Jacobs Levy Large Cap Growth Fund
Reference Entity
Payments Made by
Fund
Payments Received
by Fund
Frequency of
Payments Made/
Received Counterparty Maturity Date Quantity
Unrealized
Appreciation
(Depreciation) ($) Value ($)
Confluent, Inc. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 16,399 (11,151) (11,151)
Cytokinetics, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 9/30/2024 11,141 (557) (557)
DigitalOcean
Holdings, Inc.
OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 9,158 (13,371) (13,371)
DocuSign, Inc. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 10/31/2024 9,986 (3,095) (3,095)
Duolingo, Inc. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 11/29/2024 1,639 (15,505) (15,505)
Exelixis, Inc. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 51,160 (3,070) (3,070)
ExlService Holdings,
Inc.
OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 9/30/2024 32,075 (641) (641)
Extreme Networks,
Inc.
OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 4/30/2024 14,391 (1,295) (1,295)
Five Below, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 3,876 (1,783) (1,783)
Fluor Corp. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 2/29/2024 5,938 (2,613) (2,613)
Flywire Corp. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 29,541 (2,659) (2,659)
Fortinet, Inc. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 8/30/2024 3,220 (2,608) (2,608)
Forward Air Corp. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 10/31/2024 20,834 (17,084) (17,084)
GMS, Inc. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 10/31/2024 3,672 (5,214) (5,214)
GoDaddy, Inc. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 10/31/2024 7,753 (3,334) (3,334)
Halozyme
Therapeutics, Inc.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 8/30/2024 34,877 (2,093) (2,093)
Iron Mountain, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 25,124 (9,798) (9,798)
J & J Snack Foods
Corp.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 5/31/2024 8,445 (4,095) (4,095)
Landstar System,
Inc.
OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2024 8,409 (25,395) (25,395)

NVIT Jacobs Levy Large Cap Growth Fund - December 31, 2023 - Statement of Investments - 93
Reference Entity
Payments Made by
Fund
Payments Received
by Fund
Frequency of
Payments Made/
Received Counterparty Maturity Date Quantity
Unrealized
Appreciation
(Depreciation) ($) Value ($)
Lincoln National
Corp.
OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 9/30/2024 50,065 (11,014) (11,014)
Livent Corp. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 26,097 (2,088) (2,088)
LPL Financial
Holdings, Inc.
OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 9/30/2024 1,407 (71) (71)
Lyft, Inc. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 9/30/2024 18,480 (4,251) (4,251)
Manhattan
Associates, Inc.
OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 9/30/2024 7,254 (8,125) (8,125)
Masimo Corp. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 12,610 (26,481) (26,481)
Motorola Solutions,
Inc.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 8/30/2024 5,165 (18,852) (18,852)
Natera, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 9/30/2024 22,884 (32,496) (32,496)
Neurocrine
Biosciences, Inc.
OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 2/29/2024 11,812 (11,812) (11,812)
Ollie's Bargain
Outlet Holdings, Inc.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 8/30/2024 1,272 (1,030) (1,030)
PagerDuty, Inc. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 7/31/2024 19,008 (8,174) (8,174)
Par Pacific Holdings,
Inc.
OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 9/30/2024 8,624 (4,484) (4,484)
PJT Partners, Inc. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 9/30/2024 10,556 (9,922) (9,922)
Procore
Technologies, Inc.
OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 19,579 (17,034) (17,034)
Qualys, Inc. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 10/31/2024 4,810 (25,685) (25,685)
RXO, Inc. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 10/31/2024 13,216 (9,516) (9,516)
S&P Global, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 11/29/2024 4,056 (5,760) (5,760)
SeaWorld
Entertainment, Inc.
OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 11/29/2024 16,103 (5,153) (5,153)
Sensient
Technologies Corp.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 11/29/2024 1,216 (146) (146)

94 - Statement of Investments - December 31, 2023 - NVIT Jacobs Levy Large Cap Growth Fund
Reference Entity
Payments Made by
Fund
Payments Received
by Fund
Frequency of
Payments Made/
Received Counterparty Maturity Date Quantity
Unrealized
Appreciation
(Depreciation) ($) Value ($)
SentinelOne, Inc. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 11/29/2024 26,542 (7,698) (7,698)
Silicon Laboratories,
Inc.
OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 10/31/2024 7,109 (24,242) (24,242)
Sonos, Inc. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 23,871 (7,400) (7,400)
Spirit AeroSystems
Holdings, Inc.
OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 10/31/2024 12,802 (3,456) (3,456)
Spotify Technology
SA
OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 7/31/2024 3,480 (8,213) (8,213)
Sylvamo Corp. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 11/29/2024 7,504 (7,429) (7,429)
Tandem Diabetes
Care, Inc.
OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 25,636 (34,352) (34,352)
Tenable Holdings,
Inc.
OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 10/31/2024 8,633 (10,446) (10,446)
Teradata Corp. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 8,560 (3,852) (3,852)
TPG, Inc. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 32,693 (2,450) (2,450)
Travel + Leisure Co. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 9/30/2024 6,074 (1,215) (1,215)
TriNet Group, Inc. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 10/31/2024 9,989 (4,595) (4,595)
Uber Technologies,
Inc.
OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 3,624 (6,197) (6,197)
U-Haul Holding Co. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 10/31/2024 7,222 (3,394) (3,394)
Ultragenyx
Pharmaceutical, Inc.
OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 12,145 (16,639) (16,639)
Union Pacific Corp. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 11/29/2024 7,164 (7,952) (7,952)
UWM Holdings
Corp.
Increases in total
return of reference
entity
OBFR - 1.07% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 104,009 (3,120) (3,120)
Varonis Systems,
Inc.
OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 6,496 (844) (844)
Visteon Corp. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 5,781 (19,887) (19,887)

NVIT Jacobs Levy Large Cap Growth Fund - December 31, 2023 - Statement of Investments - 95
Reference Entity
Payments Made by
Fund
Payments Received
by Fund
Frequency of
Payments Made/
Received Counterparty Maturity Date Quantity
Unrealized
Appreciation
(Depreciation) ($) Value ($)
Yelp, Inc. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2024 3,219 (934) (934)
Zoetis, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 4,526 (2,128) (2,128)
– –
Total unrealized depreciation (771,841) (771,841)
– –
Net unrealized appreciation 598,683 598,683
Financing Costs of Swap Contracts (87,723) (87,723)
Total Unrealized Appreciation (Depreciation) including Financing Costs of Swap Contracts 510,960 510,960
As of December 31, 2023, the Fund had $5,890,000 segregated as collateral for swap contracts.
OBFR Overnight Bank Funding Rate
The accompanying notes are an integral part of these financial statements.

96 - Statement of Investments - December 31, 2023 - NVIT Multi-Manager Mid Cap Value Fund
Common Stocks 96.6%
Shares Value ($)
Aerospace & Defense 2.0%
General Dynamics Corp. 1,944 504,798
Huntington Ingalls Industries,
Inc. 14,664 3,807,361
Textron, Inc. 30,525 2,454,821
6,766,980
Air Freight & Logistics 0.3%
FedEx Corp. 3,900 986,583
Automobile Components 1.8%
Aptiv plc* 28,809 2,584,744
BorgWarner, Inc. 81,004 2,903,993
Cie Generale des
Etablissements Michelin
SCA 17,335 622,898
6,111,635
Banks 2.3%
Commerce Bancshares, Inc.
(a) 10,976 586,228
First Citizens BancShares ,
Inc., Class A 689 977,670
First Hawaiian, Inc.(a) 23,777 543,542
Huntington Bancshares, Inc. 84,725 1,077,702
Prosperity Bancshares, Inc. 34,599 2,343,390
Truist Financial Corp. 32,845 1,212,638
US Bancorp 10,060 435,397
Westamerica Bancorp 8,181 461,490
7,638,057
Beverages 0.1%
Heineken NV 3,977 404,640
Building Products 1.3%
Builders FirstSource , Inc.* 3,600 600,984
Carrier Global Corp. 23,800 1,367,310
Cie de Saint-Gobain SA 12,256 906,286
Johnson Controls International
plc 11,919 687,011
Owens Corning(a) 6,100 904,203
4,465,794
Capital Markets 2.8%
Bank of New York Mellon
Corp. (The) 83,732 4,358,251
Northern Trust Corp. 25,248 2,130,426
T. Rowe Price Group, Inc. 27,659 2,978,598
9,467,275
Chemicals 2.8%
Akzo Nobel NV 14,888 1,230,130
Axalta Coating Systems Ltd.* 30,700 1,042,879
Mosaic Co. (The) 33,919 1,211,926
Olin Corp. 29,600 1,596,920
RPM International, Inc. 17,175 1,917,245
Westlake Corp.(a) 16,350 2,288,346
9,287,446
Commercial Services & Supplies 0.7%
Republic Services, Inc., Class
A 14,235 2,347,494
Communications Equipment 1.0%
F5, Inc.* 7,002 1,253,218
Juniper Networks, Inc. 27,198 801,797
Common Stocks
Shares Value ($)
Communications Equipment
Motorola Solutions, Inc. 4,300 1,346,287
3,401,302
Construction & Engineering 0.3%
Vinci SA 9,043 1,135,739
Consumer Finance 0.4%
Ally Financial, Inc. 35,693 1,246,400
Consumer Staples Distribution & Retail 3.3%
BJ's Wholesale Club Holdings,
Inc.*(a) 26,200 1,746,492
Dollar General Corp. 5,400 734,130
Dollar Tree, Inc.*(a) 20,545 2,918,417
Koninklijke Ahold Delhaize NV 62,119 1,783,591
Sysco Corp. 16,200 1,184,706
US Foods Holding Corp.* 63,950 2,903,969
11,271,305
Containers & Packaging 3.8%
Amcor plc 136,227 1,313,228
AptarGroup, Inc. 9,900 1,223,838
Avery Dennison Corp. 10,300 2,082,248
Crown Holdings, Inc. 27,800 2,560,102
Graphic Packaging Holding
Co. 61,220 1,509,073
Packaging Corp. of America 21,237 3,459,720
Sonoco Products Co. 11,609 648,595
12,796,804
Distributors 0.5%
LKQ Corp. 35,655 1,703,952
Diversified REITs 0.1%
WP Carey, Inc.(a) 5,630 364,880
Diversified Telecommunication Services 1.0%
BCE, Inc.(a) 20,884 822,247
Liberty Global Ltd., Class A* 135,432 2,406,627
3,228,874
Electric Utilities 4.9%
Alliant Energy Corp.(a) 47,400 2,431,620
Duke Energy Corp. 14,524 1,409,409
Edison International 19,407 1,387,406
Evergy , Inc.(a) 66,963 3,495,469
Eversource Energy 15,565 960,672
Exelon Corp. 38,600 1,385,740
OGE Energy Corp. 68,680 2,398,992
Pinnacle West Capital Corp. 10,884 781,907
Xcel Energy, Inc. 38,000 2,352,580
16,603,795
Electrical Equipment 0.8%
Emerson Electric Co. 16,919 1,646,726
Hubbell, Inc., Class B(a) 2,700 888,111
2,534,837
Electronic Equipment, Instruments & Components 2.8%
Amphenol Corp., Class A 19,800 1,962,774
Corning, Inc. 10,709 326,089
Flex Ltd.*(a) 103,475 3,151,849
TE Connectivity Ltd. 7,786 1,093,933
Vontier Corp. 45,524 1,572,854
Zebra Technologies Corp.,
Class A*(a) 4,400 1,202,652
9,310,151

NVIT Multi-Manager Mid Cap Value Fund - December 31, 2023 - Statement of Investments - 97
Common Stocks
Shares Value ($)
Energy Equipment & Services 0.4%
Baker Hughes Co., Class A 20,578 703,356
Noble Corp. plc(a) 10,900 524,944
1,228,300
Entertainment 0.4%
Electronic Arts, Inc. 2,911 398,254
Warner Bros Discovery,
Inc.*(a) 80,040 910,855
1,309,109
Financial Services 1.8%
Fidelity National Information
Services, Inc. 16,200 973,134
FleetCor Technologies, Inc.* 5,240 1,480,876
Global Payments, Inc. 29,325 3,724,275
6,178,285
Food Products 2.2%
Conagra Brands, Inc. 81,174 2,326,447
General Mills, Inc. 15,726 1,024,392
Post Holdings, Inc.*(a) 22,360 1,969,021
Tyson Foods, Inc., Class A 38,700 2,080,125
7,399,985
Gas Utilities 1.0%
Atmos Energy Corp.(a) 2,016 233,654
National Fuel Gas Co. 20,000 1,003,400
ONE Gas, Inc.(a) 7,960 507,211
Spire, Inc.(a) 25,496 1,589,421
3,333,686
Ground Transportation 2.2%
Heartland Express, Inc. 40,821 582,107
JB Hunt Transport Services,
Inc. 11,400 2,277,036
Knight-Swift Transportation
Holdings, Inc., Class A 20,700 1,193,355
Landstar System, Inc.(a) 7,250 1,403,963
Norfolk Southern Corp. 7,634 1,804,525
7,260,986
Health Care Equipment & Supplies 3.9%
Becton Dickinson & Co. 2,278 555,445
Cooper Cos., Inc. (The) 5,300 2,005,732
Dentsply Sirona, Inc.(a) 18,152 646,029
Envista Holdings Corp.* 28,201 678,516
Hologic, Inc.* 37,229 2,660,012
Koninklijke Philips NV,
ADR-NL*(a) 63,493 1,481,292
Zimmer Biomet Holdings, Inc. 41,996 5,110,913
13,137,939
Health Care Providers & Services 4.8%
Cardinal Health, Inc.(a) 9,912 999,130
Cencora , Inc. 8,900 1,827,882
Centene Corp.* 32,421 2,405,962
Henry Schein, Inc.* 29,564 2,238,291
Laboratory Corp. of America
Holdings(a) 11,935 2,712,706
Quest Diagnostics, Inc. 31,691 4,369,555
Universal Health Services,
Inc., Class B 11,291 1,721,200
16,274,726
Health Care REITs 0.4%
Healthpeak Properties, Inc. 60,443 1,196,771
Common Stocks
Shares Value ($)
Hotels, Restaurants & Leisure 1.7%
Darden Restaurants, Inc.(a) 11,550 1,897,665
Hilton Worldwide Holdings,
Inc. 8,200 1,493,138
Yum! Brands, Inc. 16,925 2,211,421
5,602,224
Household Products 0.8%
Henkel AG & Co. KGaA
(Preference) 9,745 783,809
Kimberly-Clark Corp. 14,544 1,767,241
2,551,050
Independent Power and Renewable Electricity Producers
0.4%
Vistra Corp.(a) 38,342 1,476,934
Insurance 8.4%
Aflac, Inc. 6,795 560,587
Allstate Corp. (The) 26,813 3,753,284
American Financial Group, Inc. 19,500 2,318,355
Arch Capital Group Ltd.* 17,140 1,272,988
Fidelity National Financial, Inc. 52,938 2,700,897
Hanover Insurance Group, Inc.
(The) 5,949 722,328
Hartford Financial Services
Group, Inc. (The) 27,200 2,186,336
Markel Group, Inc.*(a) 1,580 2,243,442
Old Republic International
Corp. 106,735 3,138,009
Progressive Corp. (The) 5,800 923,824
Reinsurance Group of
America, Inc. 8,932 1,445,019
W R Berkley Corp. 29,450 2,082,704
Willis Towers Watson plc 20,907 5,042,768
28,390,541
Interactive Media & Services 0.5%
IAC, Inc.* 33,540 1,756,825
IT Services 0.4%
Amdocs Ltd. 14,162 1,244,698
Life Sciences Tools & Services 1.6%
Agilent Technologies, Inc. 11,900 1,654,457
Bio-Rad Laboratories, Inc.,
Class A* 7,700 2,486,253
ICON plc*(a) 5,000 1,415,350
5,556,060
Machinery 3.6%
AGCO Corp.(a) 14,900 1,809,009
CNH Industrial NV 68,700 836,766
Cummins, Inc. 2,509 601,081
IMI plc 18,159 388,713
Lincoln Electric Holdings, Inc.
(a) 4,775 1,038,372
Middleby Corp. (The)*(a) 15,150 2,229,625
Oshkosh Corp. 9,336 1,012,116
Parker-Hannifin Corp. 2,175 1,002,023
Toro Co. (The)(a) 16,200 1,555,038
Xylem, Inc. 13,200 1,509,552
11,982,295
Media 3.3%
Altice USA, Inc., Class A* 147,720 480,090

98 - Statement of Investments - December 31, 2023 - NVIT Multi-Manager Mid Cap Value Fund
Common Stocks
Shares Value ($)
Media
DISH Network Corp., Class
A*(a) 95,460 550,804
Fox Corp., Class A 40,840 1,211,723
Fox Corp., Class B 38,926 1,076,304
Interpublic Group of Cos., Inc.
(The) 35,166 1,147,818
Liberty Broadband Corp.,
Class C*(a) 27,863 2,245,479
Liberty Media Corp-Liberty
SiriusXM* 72,100 2,075,038
News Corp., Class A(a) 74,000 1,816,700
Omnicom Group, Inc. 7,672 663,705
11,267,661
Metals & Mining 0.5%
Franco-Nevada Corp. 15,075 1,670,461
Multi-Utilities 3.0%
CenterPoint Energy, Inc. 50,680 1,447,928
CMS Energy Corp.(a) 14,987 870,295
Dominion Energy, Inc. 61,100 2,871,700
NiSource, Inc. 91,620 2,432,511
Northwestern Energy Group,
Inc.(a) 30,883 1,571,636
WEC Energy Group, Inc. 9,915 834,545
10,028,615
Office REITs 1.0%
Alexandria Real Estate
Equities, Inc. 19,200 2,433,984
JBG SMITH Properties(a) 53,708 913,573
3,347,557
Oil, Gas & Consumable Fuels 4.5%
Chesapeake Energy Corp.(a) 13,420 1,032,535
Coterra Energy, Inc. 83,900 2,141,128
Devon Energy Corp. 38,625 1,749,713
Diamondback Energy, Inc. 10,441 1,619,190
EQT Corp. 37,802 1,461,425
Hess Corp. 10,600 1,528,096
HF Sinclair Corp. 16,540 919,128
Kinder Morgan, Inc. 115,300 2,033,892
Occidental Petroleum Corp.(a) 17,123 1,022,414
Williams Cos., Inc. (The) 48,360 1,684,379
15,191,900
Paper & Forest Products 0.2%
Louisiana-Pacific Corp. 11,300 800,379
Passenger Airlines 0.9%
Alaska Air Group, Inc.*(a) 40,525 1,583,312
Southwest Airlines Co. 49,139 1,419,134
3,002,446
Personal Care Products 0.1%
Kenvue , Inc. 22,214 478,267
Pharmaceuticals 1.5%
Catalent, Inc.*(a) 17,600 790,768
Jazz Pharmaceuticals plc* 9,900 1,217,700
Organon & Co.(a) 64,040 923,457
Perrigo Co. plc 65,620 2,111,651
5,043,576
Professional Services 3.6%
Clarivate plc*(a) 186,109 1,723,369
FTI Consulting, Inc.* 10,850 2,160,778
Common Stocks
Shares Value ($)
Professional Services
Genpact Ltd. 48,800 1,693,848
Leidos Holdings, Inc. 22,650 2,451,636
ManpowerGroup, Inc. 18,850 1,498,010
Maximus, Inc. 20,200 1,693,972
TransUnion 15,550 1,068,440
12,290,053
Residential REITs 1.4%
Camden Property Trust 19,100 1,896,439
Equity LifeStyle Properties,
Inc. 24,025 1,694,724
Essex Property Trust, Inc. 4,975 1,233,501
4,824,664
Retail REITs 1.6%
NNN REIT, Inc. 56,500 2,435,150
Realty Income Corp. 27,720 1,591,682
Regency Centers Corp.(a) 18,647 1,249,349
5,276,181
Semiconductors & Semiconductor Equipment 1.5%
MKS Instruments, Inc.(a) 21,700 2,232,279
Skyworks Solutions, Inc. 20,575 2,313,042
Teradyne, Inc.(a) 4,356 472,713
5,018,034
Specialized REITs 1.6%
Gaming and Leisure
Properties, Inc.(a) 25,440 1,255,464
Lamar Advertising Co., Class
A(a) 22,475 2,388,643
Public Storage 3,893 1,187,365
VICI Properties, Inc., Class A 20,374 649,523
5,480,995
Specialty Retail 1.6%
Advance Auto Parts, Inc.(a) 11,700 714,051
Dick's Sporting Goods, Inc.(a) 12,600 1,851,570
GCI Liberty, Inc.*^∞ 32,251 0
Ross Stores, Inc. 21,640 2,994,760
5,560,381
Technology Hardware, Storage & Peripherals 1.3%
Hewlett Packard Enterprise
Co. 57,300 972,954
HP, Inc. 32,608 981,175
Western Digital Corp.*(a) 44,975 2,355,341
4,309,470
Textiles, Apparel & Luxury Goods 0.6%
Ralph Lauren Corp., Class
A(a) 14,500 2,090,900
Trading Companies & Distributors 0.9%
Beacon Roofing Supply, Inc.* 11,681 1,016,481
Bunzl plc 30,021 1,218,583
MSC Industrial Direct Co., Inc.,
Class A(a) 8,329 843,395
3,078,459
Total Common Stocks
(cost $291,025,227) 325,714,356

NVIT Multi-Manager Mid Cap Value Fund - December 31, 2023 - Statement of Investments - 99
Master Limited Partnership 0.5%
Shares Value ($)
Oil, Gas & Consumable Fuels 0.5%
Enterprise Products Partners
LP 70,499 1,857,649
Total Master Limited Partnership
(cost  $1,749,635)
1,857,649
Repurchase Agreements 3.5%
Principal
Amount ($)
Cantor Fitzgerald & Co.,
5.40%, dated 12/29/2023,
due 1/2/2024, repurchase
price $2,645,329,
collateralized by U.S.
Government Agency
Securities, ranging from
0.38% - 28.14%, maturing
10/15/2024 - 11/20/2073;
total market value
$2,696,617.(b)(c) 2,643, 742 2,643,742
ING Financial Services LLC,
5.32%, dated 12/29/2023,
due 1/2/2024, repurchase
price $5,002,956,
collateralized by U.S.
Government Treasury
Securities, ranging from
0.00% - 5.35%, maturing
1/15/2024 - 11/15/2053;
total market value
$5,100,001.(b)(c) 5,000,000 5,000,000
MetLife, Inc.,
5.33%, dated 12/29/2023,
due 1/2/2024, repurchase
price $1,000,593,
collateralized by U.S.
Government Treasury
Securities, 0.00%,
maturing 5/15/2046; total
market value $1,020,559.
(b)(c) 1,000,000 1,000,000
Pershing LLC,
5.33%, dated 12/29/2023,
due 1/2/2024, repurchase
price $2,001,185,
collateralized by U.S.
Government Agency
Securities, ranging from
0.27% - 8.00%, maturing
2/15/2024 - 10/20/2073;
total market value
$2,040,000.(b)(c) 2,000,000 2,000,000
Repurchase Agreements
Principal
Amount ($) Value ($)
Santander US Capital
Markets,
5.38%, dated 12/29/2023,
due 1/2/2024, repurchase
price $1,000,598,
collateralized by U.S.
Government Agency
Securities, ranging from
2.00% - 7.19%, maturing
6/1/2024 - 8/20/2071; total
market value $1,020,610.
(b)(c) 1,000 ,000 1,000,000
Total Repurchase Agreements
(cost $11,643,742) 11,643,742
Total Investments
(cost $304,418,604) — 100.6% 339,215,747
Liabilities in excess of other assets — (0.6)% (2,163,418)
NET ASSETS — 100.0%
$ 337,052,329
* Denotes a non-income producing security.
^ Value determined using significant unobservable inputs.
∞ Fair valued security.
(a) The security or a portion of this security is on loan as of December 31, 2023. The total value of securities on
loan as of December 31, 2023 was $42,424,509, which
was collateralized by cash used to purchase repurchase
agreements with a total value of $11,643,742 and by
$32,014,755 of collateral in the form of U.S. Government
Treasury Securities, interest rates ranging from 0.00%
– 7.63%, and maturity dates ranging from 1/15/2024 –
11/15/2053, a total value of $43,658,497
(b) Security was purchased with cash collateral held from
securities on loan. The total value of securities purchased
with cash collateral as of December 31, 2023 was
$11,643,742.
(c) Please refer to Note 2 for additional information on the joint repurchase agreement.
ADR American Depositary Receipt
NL Netherlands
Preference A special type of equity investment that shares in the earnings of the company, has limited voting
rights, and may have a dividend preference.
Preference shares may also have liquidation
preference.
REIT Real Estate Investment Trust

100 - Statement of Investments - December 31, 2023 - NVIT Multi-Manager Mid Cap Value Fund
Forward foreign currency contracts outstanding as of December 31, 2023:
Currenc y Purchased Currency Sold Counterparty Settlement Date
Unrealized
Appreciation
(Depreciation) ($)
USD 687,433 CAD 919,359 Goldman Sachs Bank USA 3/28/2024 (7,204)
USD 2,055,464 EUR 1,872,941 Bank of America NA 3/28/2024 (19,304)
USD 1,901,824 EUR 1,732,917 JPMorgan Chase Bank NA 3/28/2024 (17,831)
USD 1,901,824 EUR 1,732,917 Morgan Stanley Co., Inc. 3/28/2024 (17,831)
USD 1,385,534 GBP 1,093,045 Goldman Sachs Bank USA 3/28/2024 (8,290)
Net unrealized depreciation (70,460)
Currency:
CAD Canadian dollar
EUR Euro
GBP British pound
USD United States dollar
The accompanying notes are an integral part of these financial statements.

NVIT Multi-Manager Small Cap Growth Fund - December 31, 2023 - Statement of Investments - 101
Common Stocks 98 .4%
Shares Value ($)
Aerospace & Defense 3 .1%
AAR Corp.*(a) 5,706 356,055
Curtiss-Wright Corp. 8,786 1,957,433
Hexcel Corp.(a) 14,295 1,054,256
Parsons Corp.* 14,575 913,998
4,281,742
Automobile Components 1 .0%
Modine Manufacturing Co.* 8,950 534,315
Patrick Industries, Inc.(a) 1,926 193,274
Visteon Corp.* 5,529 690,572
1,418,161
Banks 0 .5%
Synovus Financial Corp. 7,507 282,638
Triumph Financial, Inc.*(a) 4,472 358,565
641,203
Beverages 0 .9%
Boston Beer Co., Inc. (The),
Class A* 899 310,685
Celsius Holdings, Inc.*(a) 15,677 854,710
1,165,395
Biotechnology 5 .7%
Akero Therapeutics, Inc.* 6,177 144,233
Alkermes plc*(a) 16,728 464,035
Amicus Therapeutics, Inc.* 18,700 265,353
Apogee Therapeutics, Inc.*(a) 3,552 99,243
Blueprint Medicines Corp.* 7,412 683,683
Bridgebio Pharma, Inc.*(a) 5,177 208,996
Celldex Therapeutics, Inc.*(a) 6,835 271,076
Crinetics Pharmaceuticals,
Inc.*(a) 9,275 330,005
Cytokinetics, Inc.*(a) 13,514 1,128,284
Denali Therapeutics, Inc.* 8,727 187,281
Geron Corp.*(a) 58,019 122,420
Halozyme Therapeutics,
Inc.*(a) 9,018 333,305
Intellia Therapeutics, Inc.* 2,796 85,250
Ionis Pharmaceuticals, Inc.*(a) 4,258 215,412
Karuna Therapeutics, Inc.* 1,383 437,733
Kymera Therapeutics, Inc.*(a) 5,029 128,038
MoonLake
Immunotherapeutics, Class
A*(a) 2,197 132,677
Morphic Holding, Inc.*(a) 4,538 131,057
Nuvalent, Inc., Class A* 3,403 250,427
Prothena Corp. plc*(a) 3,583 130,206
RayzeBio, Inc.*(a) 4,273 265,652
REVOLUTION Medicines,
Inc.*(a) 12,319 353,309
Rocket Pharmaceuticals, Inc.* 8,771 262,867
Sage Therapeutics, Inc.* 3,803 82,411
Ultragenyx Pharmaceutical,
Inc.*(a) 8,385 400,971
Vaxcyte, Inc.*(a) 7,237 454,484
Veracyte, Inc.*(a) 7,261 199,750
7,768,158
Broadline Retail 0 .7%
Etsy, Inc.* 4,537 367,724
Ollie's Bargain Outlet
Holdings, Inc.*(a) 8,082 613,343
981,067
Common Stocks
Shares Value ($)
Building Products 2 .0%
AAON, Inc. 11,109 820,622
AZEK Co., Inc. (The), Class A* 29,609 1,132,544
Trex Co., Inc.*(a) 4,813 398,468
Zurn Elkay Water Solutions
Corp.(a) 11,609 341,421
2,693,055
Capital Markets 3 .4%
Cohen & Steers, Inc. 2,784 210,832
Evercore, Inc., Class A(a) 7,857 1,343,940
Hamilton Lane, Inc., Class A 18,890 2,142,882
StepStone Group, Inc., Class
A 12,783 406,883
Stifel Financial Corp. 7,657 529,481
4,634,018
Chemicals 1 .7%
Axalta Coating Systems Ltd.* 14,269 484,718
Cabot Corp. 8,551 714,008
Element Solutions, Inc. 18,340 424,388
FMC Corp.(a) 3,426 216,009
Livent Corp.*(a) 25,517 458,796
2,297,919
Commercial Services & Supplies 2 .6%
Casella Waste Systems, Inc.,
Class A*(a) 16,131 1,378,555
Clean Harbors, Inc.* 12,301 2,146,648
3,525,203
Construction & Engineering 2 .8%
Comfort Systems USA, Inc. 10,811 2,223,498
EMCOR Group, Inc. 3,767 811,525
Fluor Corp.* 14,768 578,463
WillScot Mobile Mini Holdings
Corp.* 5,434 241,813
3,855,299
Construction Materials 0 .5%
Eagle Materials, Inc.(a) 3,498 709,534
Diversified Consumer Services 1 .9%
Duolingo, Inc., Class A*(a) 10,317 2,340,411
European Wax Center, Inc.,
Class A*(a) 22,240 302,242
2,642,653
Electrical Equipment 1 .1%
NEXTracker, Inc., Class A*(a) 11,940 559,389
Shoals Technologies Group,
Inc., Class A* 22,130 343,900
Vertiv Holdings Co., Class A(a) 12,761 612,911
1,516,200
Electronic Equipment, Instruments & Components 3 .2%
Badger Meter, Inc.(a) 4,504 695,283
Celestica, Inc.* 22,936 671,566
Fabrinet* 4,074 775,404
Insight Enterprises, Inc.*(a) 3,511 622,114
Littelfuse, Inc.(a) 883 236,256
Novanta, Inc.* 7,998 1,346,943
4,347,566
Energy Equipment & Services 2 .0%
Cactus, Inc., Class A(a) 6,381 289,697
Helmerich & Payne, Inc. 8,983 325,364
TechnipFMC plc 41,697 839,778

102 - Statement of Investments - December 31, 2023 - NVIT Multi-Manager Small Cap Growth Fund
Common Stocks
Shares Value ($)
Energy Equipment & Services
Weatherford International
plc*(a) 12,972 1,269,051
2,723,890
Entertainment 0 .6%
TKO Group Holdings, Inc. 9,607 783,739
Financial Services 2 .3%
Essent Group Ltd. 8,347 440,221
Flywire Corp.* 25,308 585,880
MGIC Investment Corp. 25,531 492,493
Mr. Cooper Group, Inc.*(a) 5,894 383,817
Remitly Global, Inc.* 28,775 558,811
Shift4 Payments, Inc., Class
A*(a) 2,019 150,092
WEX, Inc.* 2,370 461,084
3,072,398
Food Products 0 .4%
Freshpet, Inc.*(a) 5,729 497,048
Ground Transportation 1 .2%
Saia, Inc.*(a) 3,648 1,598,627
Health Care Equipment & Supplies 4 .9%
AtriCure, Inc.* 7,506 267,889
Axonics, Inc.*(a) 17,120 1,065,378
Glaukos Corp.* 7,876 626,063
Haemonetics Corp.*(a) 13,538 1,157,635
Inari Medical, Inc.* 5,571 361,669
Inspire Medical Systems,
Inc.*(a) 1,591 323,657
Integer Holdings Corp.*(a) 2,117 209,752
iRhythm Technologies, Inc.*(a) 3,824 409,321
Lantheus Holdings, Inc.* 9,779 606,298
Merit Medical Systems, Inc.* 8,318 631,835
QuidelOrtho Corp.*(a) 3,371 248,443
Shockwave Medical, Inc.* 2,325 443,052
TransMedics Group, Inc.*(a) 4,607 363,631
6,714,623
Health Care Providers & Services 5 .9%
Acadia Healthcare Co., Inc.*(a) 15,717 1,222,154
Encompass Health Corp.(a) 22,425 1,496,196
Ensign Group, Inc. (The)(a) 6,610 741,708
HealthEquity, Inc.* 13,815 915,934
Option Care Health, Inc.* 15,185 511,583
Owens & Minor, Inc.* 7,332 141,288
Privia Health Group, Inc.*(a) 20,893 481,166
Progyny, Inc.* 12,015 446,718
RadNet, Inc.*(a) 26,408 918,206
Surgery Partners, Inc.*(a) 33,878 1,083,757
7,958,710
Health Care Technology 0 .3%
Evolent Health, Inc., Class
A*(a) 11,595 382,983
Hotel & Resort REITs 0 .3%
Ryman Hospitality Properties,
Inc. 3,419 376,295
Hotels, Restaurants & Leisure 4 .1%
Cava Group, Inc.*(a) 5,751 247,177
Red Rock Resorts, Inc., Class
A(a) 20,725 1,105,264
Shake Shack, Inc., Class A* 6,930 513,652
Common Stocks
Shares Value ($)
Hotels, Restaurants & Leisure
Texas Roadhouse, Inc., Class
A 10,262 1,254,324
Wingstop, Inc. 7,036 1,805,297
Wyndham Hotels & Resorts,
Inc. 7,295 586,591
5,512,305
Household Durables 2 .8%
Century Communities, Inc.(a) 4,756 433,462
Meritage Homes Corp. 4,594 800,275
SharkNinja, Inc.(a) 8,842 452,445
Taylor Morrison Home Corp.,
Class A*(a) 16,761 894,199
TopBuild Corp.* 3,149 1,178,545
3,758,926
Industrial REITs 0 .3%
Terreno Realty Corp.(a) 6,523 408,796
Insurance 1 .1%
Kinsale Capital Group, Inc.(a) 3,364 1,126,637
Selective Insurance Group,
Inc. 3,099 308,289
1,434,926
Interactive Media & Services 0 .6%
Bumble, Inc., Class A* 9,269 136,625
Eventbrite, Inc., Class A* 31,682 264,862
ZoomInfo Technologies, Inc.,
Class A*(a) 22,635 418,521
820,008
IT Services 1 .6%
Endava plc, ADR-UK*(a) 13,534 1,053,622
Grid Dynamics Holdings, Inc.* 21,815 290,794
Perficient, Inc.* 5,369 353,387
Squarespace, Inc., Class A* 14,660 483,927
2,181,730
Leisure Products 0 .3%
YETI Holdings, Inc.*(a) 8,693 450,124
Life Sciences Tools & Services 2 .3%
10X Genomics, Inc., Class
A*(a) 12,355 691,386
Cytek Biosciences, Inc.*(a) 21,491 195,998
Medpace Holdings, Inc.* 5,587 1,712,583
Repligen Corp.*(a) 3,020 542,996
3,142,963
Machinery 2 .3%
Chart Industries, Inc.*(a) 3,984 543,139
Esab Corp. 9,082 786,683
Hillman Solutions Corp.* 51,544 474,720
ITT, Inc. 2,500 298,300
John Bean Technologies Corp.
(a) 5,165 513,659
SPX Technologies, Inc.*(a) 5,777 583,535
3,200,036
Metals & Mining 1 .4%
ATI, Inc.*(a) 22,573 1,026,394
Carpenter Technology Corp.(a) 13,335 944,118
1,970,512
Oil, Gas & Consumable Fuels 2 .2%
Chord Energy Corp. 2,181 362,548

NVIT Multi-Manager Small Cap Growth Fund - December 31, 2023 - Statement of Investments - 103
Common Stocks
Shares Value ($)
Oil, Gas & Consumable Fuels
Gulfport Energy Corp.* 2,218 295,438
Magnolia Oil & Gas Corp.,
Class A(a) 18,457 392,949
Matador Resources Co.(a) 14,442 821,172
Northern Oil and Gas, Inc.(a) 21,431 794,447
SM Energy Co.(a) 8,953 346,660
3,013,214
Paper & Forest Products 0 .3%
Louisiana-Pacific Corp. 6,209 439,783
Personal Care Products 2 .5%
BellRing Brands, Inc.* 11,839 656,236
elf Beauty, Inc.*(a) 18,854 2,721,386
3,377,622
Pharmaceuticals 0 .9%
Intra-Cellular Therapies, Inc.* 15,561 1,114,479
Structure Therapeutics, Inc.,
ADR*(a) 2,747 111,967
1,226,446
Professional Services 1 .7%
CACI International, Inc., Class
A* 1,226 397,053
Ceridian HCM Holding, Inc.*(a) 3,636 244,048
ExlService Holdings, Inc.* 9,014 278,082
Insperity, Inc. 1,788 209,589
KBR, Inc. 4,051 224,466
TriNet Group, Inc.*(a) 1,852 220,258
Verra Mobility Corp., Class A* 31,421 723,626
2,297,122
Retail REITs 0 .4%
Phillips Edison & Co., Inc. 13,452 490,729
Semiconductors & Semiconductor Equipment 6 .9%
Allegro MicroSystems, Inc.* 17,884 541,349
Axcelis Technologies, Inc.* 2,056 266,643
Cirrus Logic, Inc.* 3,543 294,742
Credo Technology Group
Holding Ltd.* 33,277 647,903
FormFactor, Inc.* 5,482 228,654
Lattice Semiconductor Corp.* 12,316 849,681
MACOM Technology Solutions
Holdings, Inc.*(a) 12,449 1,157,135
MKS Instruments, Inc.(a) 3,838 394,815
Onto Innovation, Inc.* 9,206 1,407,597
Power Integrations, Inc. 5,651 464,004
Rambus, Inc.* 20,769 1,417,484
Silicon Laboratories, Inc.* 6,450 853,141
Synaptics, Inc.* 7,238 825,711
9,348,859
Software 12 .9%
Agilysys, Inc.* 4,582 388,645
Alarm.com Holdings, Inc.* 6,368 411,500
Altair Engineering, Inc., Class
A*(a) 19,255 1,620,308
Appfolio, Inc., Class A* 1,881 325,865
Blackbaud, Inc.* 7,493 649,643
Braze, Inc., Class A* 24,560 1,304,873
CCC Intelligent Solutions
Holdings, Inc.*(a) 20,463 233,074
CyberArk Software Ltd.* 5,845 1,280,347
DoubleVerify Holdings, Inc.*(a) 29,390 1,080,964
Common Stocks
Shares Value ($)
Software
Five9, Inc.* 3,395 267,153
Freshworks, Inc., Class A* 17,131 402,407
Gitlab, Inc., Class A* 23,035 1,450,284
Guidewire Software, Inc.*(a) 12,670 1,381,537
Informatica, Inc., Class A*(a) 13,778 391,158
Intapp, Inc.*(a) 9,169 348,605
JFrog Ltd.*(a) 17,788 615,643
PowerSchool Holdings, Inc.,
Class A*(a) 15,629 368,219
Rapid7, Inc.*(a) 2,879 164,391
Sprinklr, Inc., Class A*(a) 14,173 170,643
Sprout Social, Inc., Class A*(a) 21,294 1,308,303
SPS Commerce, Inc.* 6,754 1,309,195
Varonis Systems, Inc., Class
B* 24,940 1,129,283
Workiva, Inc., Class A*(a) 8,576 870,721
17,472,761
Specialty Retail 0 .7%
Boot Barn Holdings, Inc.*(a) 4,655 357,318
Burlington Stores, Inc.* 1,687 328,088
Chewy, Inc., Class A*(a) 13,474 318,390
1,003,796
Technology Hardware, Storage & Peripherals 0 .2%
Super Micro Computer, Inc.* 1,029 292,504
Textiles, Apparel & Luxury Goods 0 .6%
Crocs, Inc.* 2,346 219,140
PVH Corp. 1,539 187,942
VF Corp.(a) 18,900 355,320
762,402
Trading Companies & Distributors 3 .3%
Applied Industrial
Technologies, Inc. 9,895 1,708,768
Boise Cascade Co. 3,304 427,405
FTAI Aviation Ltd.(a) 14,353 665,979
H&E Equipment Services, Inc. 20,216 1,057,701
Herc Holdings, Inc. 1,010 150,379
Rush Enterprises, Inc., Class
A(a) 9,542 479,963
4,490,195
Total Common Stocks
(cost $102,937,050) 133,681,245
Exchange Traded Fund 0 .7%
Equity Fund 0.7%
iShares Russell 2000 Growth
ETF(a) 3,779 953,140
Total Exchange Traded Fund
(cost $772,299) 953,140

104 - Statement of Investments - December 31, 2023 - NVIT Multi-Manager Small Cap Growth Fund
Repurchase Agreements 14 .0%
Principal
Amount ($) Value ($)
Bank of America NA,
5.34%, dated 12/29/2023,
due 1/2/2024, repurchase
price $1,000,594,
collateralized by U.S.
Government Agency
Securities, ranging from
3.00% - 3.50%, maturing
5/1/2045 - 1/1/2047; total
market value $1,020,000.
(b)(c) 1,000,000 1,000,000
BofA Securities, Inc.,
5.34%, dated 12/29/2023,
due 1/2/2024, repurchase
price $2,001,187,
collateralized by U.S.
Government Agency
Securities, ranging from
1.25% - 6.74%, maturing
1/25/2025 - 11/20/2072;
total market value
$2,040,000.(b)(c) 2,000,000 2,000,000
Cantor Fitzgerald & Co.,
5.40%, dated 12/29/2023,
due 1/2/2024, repurchase
price $6,056,864,
collateralized by U.S.
Government Agency
Securities, ranging from
0.38% - 28.14%, maturing
10/15/2024 - 11/20/2073;
total market value
$6,174,296.(b)(c) 6,053,231 6,053,231
MetLife, Inc.,
5.33%, dated 12/29/2023,
due 1/2/2024, repurchase
price $3,001,777,
collateralized by U.S.
Government Treasury
Securities, 0.00%,
maturing 5/15/2046; total
market value $3,061,678.
(b)(c) 3,000,000 3,000,000
Repurchase Agreements
Principal
Amount ($) Value ($)
Pershing LLC,
5.33%, dated 12/29/2023,
due 1/2/2024, repurchase
price $7,004,146,
collateralized by U.S.
Government Agency
Securities, ranging from
0.27% - 8.00%, maturing
2/15/2024 - 10/20/2073;
total market value
$7,140,000.(b)(c) 7,000,000 7,000,000
Total Repurchase Agreements
(cost $19,053,231) 19,053,231
Total Investments
(cost $122,762,580) — 113.1% 153,687,616
Liabilities in excess of other assets
— (13.1)% (17,831,543)
NET ASSETS — 100.0%
$ 135,856,073
* Denotes a non-income producing security.
(a) The security or a portion of this security is on loan as of December 31, 2023. The total value of securities on
loan as of December 31, 2023 was $36,227,072, which
was collateralized by cash used to purchase repurchase
agreements with a total value of $19,053,231 and by
$18,580,068 of collateral in the form of U.S. Government
Treasury Securities, interest rates ranging from 0.00%
– 7.63%, and maturity dates ranging from 1/15/2024 –
11/15/2053, a total value of $37,633,299.
(b) Security was purchased with cash collateral held from
securities on loan. The total value of securities purchased
with cash collateral as of December 31, 2023 was
$19,053,231.
(c) Please refer to Note 2 for additional information on the joint repurchase agreement.
ADR American Depositary Receipt
ETF Exchange Traded Fund
REIT Real Estate Investment Trust
UK United Kingdom
The accompanying notes are an integral part of these financial statements.

NVIT Multi-Manager Small Cap Value Fund - December 31, 2023 - Statement of Investments - 105
Common Stocks 98 .7%
Shares Value ($)
Aerospace & Defense 0 .1%
Kaman Corp. 8,499 203,551
Air Freight & Logistics 0 .0%
†
Radiant Logistics, Inc.* 2,728 18,114
Automobile Components 2 .8%
Adient plc* 18,528 673,678
American Axle &
Manufacturing Holdings,
Inc.* 25,487 224,540
BorgWarner, Inc. 6,953 249,265
Cooper-Standard Holdings,
Inc.* 2,250 43,965
Dana, Inc. 72,980 1,066,238
Dorman Products, Inc.* 32,500 2,710,825
Goodyear Tire & Rubber Co.
(The)* 66,860 957,435
Stoneridge, Inc.* 7,680 150,298
6,076,244
Banks 8 .8%
Amalgamated Financial Corp. 6,503 175,191
Amerant Bancorp, Inc., Class
A 4,022 98,820
Arrow Financial Corp. 180 5,029
BankUnited, Inc. 46,370 1,503,779
BCB Bancorp, Inc. 3,196 41,069
Berkshire Hills Bancorp, Inc. 18,504 459,454
Byline Bancorp, Inc. 3,301 77,771
Capital Bancorp, Inc. 3,073 74,367
Capital City Bank Group, Inc. 3,672 108,067
Carter Bankshares, Inc.*(a) 1,332 19,940
Central Pacific Financial Corp. 12,216 240,411
Community Trust Bancorp, Inc. 6,849 300,397
ConnectOne Bancorp, Inc. 9,402 215,400
Cullen/Frost Bankers, Inc.(a) 2,675 290,211
Customers Bancorp, Inc.* 25,938 1,494,547
East West Bancorp, Inc. 2,348 168,938
Eastern Bankshares, Inc.(a) 47,835 679,257
FB Financial Corp. 12,906 514,304
Financial Institutions, Inc. 6,112 130,186
First Bancorp 85,666 1,409,206
First Business Financial
Services, Inc. 764 30,636
First Financial Corp. 7,221 310,720
First Foundation, Inc. 68,474 662,828
First Horizon Corp. 8,799 124,594
First Internet Bancorp 6,521 157,743
First Savings Financial Group,
Inc.(a) 421 7,073
Five Star Bancorp 1,000 26,180
FS Bancorp, Inc. 1,120 41,395
Great Southern Bancorp, Inc.
(a) 3,219 191,048
Guaranty Bancshares, Inc.(a) 3,052 102,608
Hanmi Financial Corp. 18,795 364,623
HarborOne Bancorp, Inc. 23,385 280,152
HBT Financial, Inc. 3,264 68,903
Heritage Commerce Corp. 655 6,498
Hilltop Holdings, Inc. 29,405 1,035,350
Home Bancorp, Inc. 843 35,414
HomeStreet, Inc.(a) 22,302 229,711
HomeTrust Bancshares, Inc. 5,589 150,456
Common Stocks
Shares Value ($)
Banks
Horizon Bancorp, Inc. 1,871 26,774
Independent Bank Corp. 8,307 216,148
Investar Holding Corp.(a) 1,360 20,278
Kearny Financial Corp. 14,695 131,814
Macatawa Bank Corp. 1,488 16,785
Mercantile Bank Corp. 2,680 108,218
Metropolitan Bank Holding
Corp.* 8,320 460,762
Midland States Bancorp, Inc. 7,844 216,181
MVB Financial Corp. 407 9,182
Northfield Bancorp, Inc. 6,713 84,449
Northrim Bancorp, Inc. 2,505 143,311
OceanFirst Financial Corp. 6,546 113,638
OFG Bancorp 31,207 1,169,638
Old Second Bancorp, Inc. 1,452 22,419
Origin Bancorp, Inc. 1,840 65,449
Pathward Financial, Inc. 7,534 398,775
Peapack-Gladstone Financial
Corp. 5,163 153,961
Preferred Bank 4,493 328,214
Primis Financial Corp. 5,970 75,580
QCR Holdings, Inc. 6,533 381,462
RBB Bancorp 3,770 71,781
Sierra Bancorp 2,845 64,155
SmartFinancial, Inc. 3,843 94,115
South Plains Financial, Inc. 2,612 75,643
Southern First Bancshares,
Inc.* 2,801 103,917
Texas Capital Bancshares,
Inc.* 24,976 1,614,199
Third Coast Bancshares, Inc.* 1,560 30,997
UMB Financial Corp. 11,162 932,585
Veritex Holdings, Inc. 9,140 212,688
19,175,394
Biotechnology 3 .5%
Aadi Bioscience, Inc.*(a) 3,949 7,977
Arcturus Therapeutics
Holdings, Inc.* 1,890 59,592
Arcus Biosciences, Inc.*(a) 7,102 135,648
CareDx, Inc.* 64,415 772,980
Coherus Biosciences, Inc.*(a) 3,000 9,990
Design Therapeutics, Inc.* 18,500 49,025
Eagle Pharmaceuticals, Inc.* 5,000 26,150
Editas Medicine, Inc.*(a) 11,700 118,521
Emergent BioSolutions, Inc.* 67,430 161,832
Enanta Pharmaceuticals, Inc.* 21,489 202,211
Erasca, Inc.*(a) 20,439 43,535
Exelixis, Inc.* 9,975 239,300
Fate Therapeutics, Inc.*(a) 102,155 382,060
FibroGen, Inc.* 129,981 115,202
Gossamer Bio, Inc.* 10,700 9,764
Ironwood Pharmaceuticals,
Inc., Class A* 91,420 1,045,845
iTeos Therapeutics, Inc.* 22,699 248,554
Kodiak Sciences, Inc.* 28,289 85,999
Mersana Therapeutics, Inc.*(a) 9,400 21,808
Nurix Therapeutics, Inc.*(a) 30,980 319,714
Organogenesis Holdings, Inc.,
Class A* 8,600 35,174
PMV Pharmaceuticals, Inc.* 5,400 16,740

106 - Statement of Investments - December 31, 2023 - NVIT Multi-Manager Small Cap Value Fund
Common Stocks
Shares Value ($)
Biotechnology
Poseida Therapeutics, Inc.,
Class A* 23,711 79,669
PTC Therapeutics, Inc.*(a) 18,991 523,392
REGENXBIO, Inc.* 36,562 656,288
Relay Therapeutics, Inc.*(a) 75,102 826,873
Sangamo Therapeutics, Inc.* 54,100 29,392
Stoke Therapeutics, Inc.*(a) 9,600 50,496
Sutro Biopharma, Inc.* 47,117 202,132
Travere Therapeutics, Inc.* 25,236 226,872
Vanda Pharmaceuticals, Inc.* 79,115 333,865
Vir Biotechnology, Inc.* 8,798 88,508
Y-mAbs Therapeutics, Inc.*(a) 6,200 42,284
Zymeworks, Inc.*(a) 36,950 383,910
7,551,302
Broadline Retail 0 .8%
1stdibs.com, Inc.*(a) 8,623 40,356
Ollie's Bargain Outlet
Holdings, Inc.*(a) 22,200 1,684,758
1,725,114
Building Products 5 .2%
American Woodmark Corp.* 30,200 2,804,070
AZEK Co., Inc. (The), Class
A*(a) 65,800 2,516,850
CSW Industrials, Inc. 9,300 1,928,913
Hayward Holdings, Inc.*(a) 210,500 2,862,800
Insteel Industries, Inc. 5,160 197,576
JELD-WEN Holding, Inc.* 15,516 292,942
Resideo Technologies, Inc.* 39,533 744,011
11,347,162
Capital Markets 2 .2%
Donnelley Financial Solutions,
Inc.* 8,018 500,083
Robinhood Markets, Inc.,
Class A* 5,554 70,758
StoneX Group, Inc.* 8,962 661,664
TPG, Inc., Class A 4,627 199,748
Virtus Investment Partners,
Inc. 13,500 3,263,760
4,696,013
Chemicals 3 .7%
American Vanguard Corp. 15,515 170,200
Ashland, Inc. 23,600 1,989,716
Ecovyst, Inc.*(a) 57,802 564,726
Element Solutions, Inc. 188,300 4,357,262
Huntsman Corp. 9,380 235,719
Origin Materials, Inc.*(a) 90,009 75,265
Rayonier Advanced Materials,
Inc.* 58,404 236,536
Trinseo plc 42,786 358,119
Valhi, Inc. 120 1,823
7,989,366
Commercial Services & Supplies 2 .7%
BrightView Holdings, Inc.* 21,174 178,285
CoreCivic, Inc.*(a) 79,179 1,150,471
Enviri Corp.* 42,459 382,131
Interface, Inc., Class A 6,750 85,185
SP Plus Corp.* 19,644 1,006,755
Steelcase, Inc., Class A 57,458 776,832
Common Stocks
Shares Value ($)
Commercial Services & Supplies
UniFirst Corp. 12,950 2,368,685
5,948,344
Communications Equipment 0 .5%
ADTRAN Holdings, Inc.(a) 53,565 393,167
Comtech Telecommunications
Corp. 20,456 172,444
DZS, Inc.* 10,008 19,716
KVH Industries, Inc.*(a) 3,350 17,621
NETGEAR, Inc.* 28,912 421,537
Ribbon Communications, Inc.* 42,520 123,308
1,147,793
Construction & Engineering 3 .8%
API Group Corp.* 125,700 4,349,220
Argan, Inc. 9,058 423,824
EMCOR Group, Inc. 10,600 2,283,558
Fluor Corp.* 15,110 591,859
Great Lakes Dredge & Dock
Corp.* 5,550 42,624
Limbach Holdings, Inc.* 907 41,241
Matrix Service Co.* 7,700 75,306
Primoris Services Corp. 3,715 123,375
Tutor Perini Corp.* 37,709 343,152
8,274,159
Construction Materials 0 .1%
Knife River Corp.* 3,280 217,070
Consumer Finance 2 .2%
EZCORP, Inc., Class A*(a) 42,679 373,014
Green Dot Corp., Class A* 45,242 447,896
LendingClub Corp.* 90,162 788,016
LendingTree, Inc.* 1,000 30,320
Navient Corp.(a) 64,063 1,192,853
Oportun Financial Corp.* 7,700 30,107
PRA Group, Inc.*(a) 15,699 411,314
PROG Holdings, Inc.*(a) 37,227 1,150,686
Regional Management Corp. 1,920 48,154
SLM Corp. 21,161 404,598
4,876,958
Consumer Staples Distribution & Retail 1 .8%
Andersons, Inc. (The)(a) 18,303 1,053,155
Grocery Outlet Holding Corp.* 91,800 2,474,928
SpartanNash Co. 19,396 445,138
3,973,221
Containers & Packaging 0 .1%
Ranpak Holdings Corp., Class
A* 31,866 185,460
Diversified Consumer Services 0 .3%
2U, Inc.*(a) 68,729 84,537
Chegg, Inc.* 44,932 510,427
Universal Technical Institute,
Inc.* 11,244 140,775
735,739
Diversified REITs 0 .1%
Armada Hoffler Properties, Inc.
(a) 10,352 128,054
Diversified Telecommunication Services 0 .2%
ATN International, Inc. 661 25,759

NVIT Multi-Manager Small Cap Value Fund - December 31, 2023 - Statement of Investments - 107
Common Stocks
Shares Value ($)
Diversified Telecommunication Services
Bandwidth, Inc., Class A* 26,702 386,378
412,137
Electric Utilities 0 .4%
NRG Energy, Inc.(a) 18,335 947,919
Electrical Equipment 0 .4%
Powell Industries, Inc. 8,685 767,754
Electronic Equipment, Instruments & Components 3 .2%
Benchmark Electronics, Inc. 13,418 370,873
Daktronics, Inc.* 40,993 347,621
ePlus, Inc.* 68,500 5,469,040
FARO Technologies, Inc.*(a) 18,868 425,096
ScanSource, Inc.* 8,488 336,210
6,948,840
Energy Equipment & Services 0 .8%
Atlas Energy Solutions, Inc. 30,656 527,896
Helix Energy Solutions Group,
Inc.*(a) 24,452 251,367
Newpark Resources, Inc.* 19,700 130,808
Oil States International, Inc.* 47,774 324,386
Patterson-UTI Energy, Inc. 39,823 430,088
1,664,545
Entertainment 0 .1%
Playstudios, Inc.* 15,740 42,655
Playtika Holding Corp.* 10,682 93,147
Roku, Inc., Class A*(a) 956 87,627
223,429
Financial Services 1 .0%
Banco Latinoamericano de
Comercio Exterior SA, Class
E 3,780 93,517
Corebridge Financial, Inc. 9,571 207,308
Jackson Financial, Inc., Class
A 25,170 1,288,704
Ocwen Financial Corp.*(a) 1,734 53,338
Paysafe Ltd.* 29,753 380,541
PennyMac Financial Services,
Inc.(a) 1,670 147,578
2,170,986
Food Products 0 .9%
Lancaster Colony Corp.(a) 11,200 1,863,568
Gas Utilities 0 .1%
Northwest Natural Holding Co. 7,984 310,897
Ground Transportation 2 .3%
ArcBest Corp.(a) 12,383 1,488,561
Covenant Logistics Group,
Inc., Class A 7,734 356,073
Landstar System, Inc.(a) 15,900 3,079,035
TuSimple Holdings, Inc., Class
A*(a) 20,262 17,786
4,941,455
Health Care Equipment & Supplies 2 .0%
AngioDynamics, Inc.* 50,085 392,666
Butterfly Network, Inc.* 18,038 19,481
Cue Health, Inc.* 4,100 666
Cutera, Inc.*(a) 10,686 37,668
ICU Medical, Inc.* 23,849 2,378,699
Inogen, Inc.* 24,800 136,152
Common Stocks
Shares Value ($)
Health Care Equipment & Supplies
OraSure Technologies, Inc.* 19,924 163,377
Orthofix Medical, Inc.* 35,003 471,841
Tandem Diabetes Care,
Inc.*(a) 8,250 244,035
Zimvie, Inc.* 22,896 406,404
4,250,989
Health Care Providers & Services 5 .3%
Addus HomeCare Corp.*(a) 53,000 4,921,050
AMN Healthcare Services,
Inc.* 18,200 1,362,816
Castle Biosciences, Inc.* 20,000 431,600
DocGo, Inc.*(a) 302,400 1,690,416
Ensign Group, Inc. (The)(a) 28,400 3,186,764
11,592,646
Health Care REITs 0 .1%
CareTrust REIT, Inc. 4,860 108,767
Health Care Technology 0 .8%
American Well Corp., Class
A*(a) 156,608 233,346
Computer Programs &
Systems, Inc.* 15,794 176,893
Health Catalyst, Inc.* 54,431 504,031
Sharecare, Inc.*(a) 36,400 39,312
Veradigm, Inc.*(a) 84,046 881,642
1,835,224
Hotel & Resort REITs 1 .8%
Chatham Lodging Trust 14,712 157,713
Park Hotels & Resorts, Inc.(a) 6,110 93,483
Pebblebrook Hotel Trust(a) 11,769 188,068
RLJ Lodging Trust 120,660 1,414,135
Sunstone Hotel Investors, Inc.
(a) 93,541 1,003,695
Xenia Hotels & Resorts, Inc. 78,400 1,067,808
3,924,902
Hotels, Restaurants & Leisure 1 .2%
Wyndham Hotels & Resorts,
Inc. 32,700 2,629,407
Household Durables 2 .7%
GoPro, Inc., Class A*(a) 143,267 497,136
Hooker Furnishings Corp.(a) 3,198 83,404
KB Home 28,676 1,791,103
Landsea Homes Corp.*(a) 17,847 234,510
Meritage Homes Corp. 5,333 929,009
Taylor Morrison Home Corp.,
Class A* 20,529 1,095,222
Tri Pointe Homes, Inc.* 32,812 1,161,545
Universal Electronics, Inc.* 5,665 53,194
VOXX International Corp.,
Class A*(a) 1,984 21,189
5,866,312
Independent Power and Renewable Electricity Producers
0 .4%
Infinity Bio-energy Ltd. Reg.
S*^∞ 155,500 0
Vistra Corp. 22,940 883,649
883,649
Insurance 4 .3%
Brighthouse Financial, Inc.* 6,218 329,057

108 - Statement of Investments - December 31, 2023 - NVIT Multi-Manager Small Cap Value Fund
Common Stocks
Shares Value ($)
Insurance
CNO Financial Group, Inc.(a) 35,392 987,437
Donegal Group, Inc., Class A 3,895 54,491
eHealth, Inc.* 3,509 30,598
Employers Holdings, Inc. 16,815 662,511
Enstar Group Ltd.* 13,200 3,885,420
Fidelis Insurance Holdings
Ltd.* 21,883 277,258
Horace Mann Educators Corp. 4,100 134,070
James River Group Holdings
Ltd. 17,303 159,880
Mercury General Corp. 2,640 98,498
ProAssurance Corp. 31,730 437,557
Reinsurance Group of
America, Inc. 5,551 898,041
Safety Insurance Group, Inc. 2,690 204,413
Selectquote, Inc.* 1,064 1,458
Skyward Specialty Insurance
Group, Inc.*(a) 17,808 603,335
United Fire Group, Inc. 7,353 147,942
Universal Insurance Holdings,
Inc. 22,026 351,975
9,263,941
Interactive Media & Services 0 .1%
DHI Group, Inc.*(a) 3,985 10,321
Outbrain, Inc.* 3,600 15,768
TrueCar, Inc.* 16,580 57,367
Vimeo, Inc.* 48,000 188,160
271,616
IT Services 1 .0%
Brightcove, Inc.* 3,600 9,324
DXC Technology Co.*(a) 12,970 296,624
Edgio, Inc.*(a) 6,700 2,295
Kyndryl Holdings, Inc.* 14,265 296,427
Rackspace Technology,
Inc.*(a) 63,500 127,000
Squarespace, Inc., Class A* 34,686 1,144,985
Unisys Corp.* 47,591 267,461
2,144,116
Leisure Products 0 .2%
American Outdoor Brands,
Inc.* 3,614 30,358
Funko, Inc., Class A*(a) 38,074 294,312
Latham Group, Inc.*(a) 4,000 10,520
Solo Brands, Inc., Class A*(a) 7,100 43,736
378,926
Life Sciences Tools & Services 0 .2%
Codexis, Inc.* 24,200 73,810
MaxCyte, Inc.*(a) 45,559 214,127
Quanterix Corp.* 1,500 41,010
Seer, Inc., Class A* 24,400 47,336
376,283
Machinery 3 .1%
AGCO Corp.(a) 5,038 611,664
Astec Industries, Inc. 10,491 390,265
Greenbrier Cos., Inc. (The)(a) 720 31,810
Hillman Solutions Corp.* 383,600 3,532,956
Luxfer Holdings plc 2,858 25,550
Manitowoc Co., Inc. (The)* 37,133 619,750
Proto Labs, Inc.* 14,700 572,712
REV Group, Inc. 15,622 283,852
Common Stocks
Shares Value ($)
Machinery
Titan International, Inc.* 36,700 546,096
Trinity Industries, Inc. 4,184 111,252
6,725,907
Media 0 .6%
Cardlytics, Inc.*(a) 6,200 57,102
Clear Channel Outdoor
Holdings, Inc.* 94,122 171,302
PubMatic, Inc., Class A* 7,264 118,476
Scholastic Corp. 11,645 439,017
Stagwell, Inc., Class A*(a) 70,653 468,429
WideOpenWest, Inc.* 19,400 78,570
1,332,896
Metals & Mining 2 .0%
Olympic Steel, Inc. 7,454 497,182
Ramaco Resources, Inc.,
Class A 9,300 159,774
Ryerson Holding Corp. 24,399 846,157
Schnitzer Steel Industries,
Inc., Class A 21,319 642,981
SunCoke Energy, Inc. 74,948 804,942
Warrior Met Coal, Inc. 22,085 1,346,522
4,297,558
Mortgage Real Estate Investment Trusts (REITs) 0 .1%
Granite Point Mortgage Trust,
Inc. 19,869 118,022
Great Ajax Corp. 3,700 19,610
137,632
Office REITs 0 .8%
Easterly Government
Properties, Inc., Class A(a) 15,250 204,960
Equity Commonwealth 71,393 1,370,745
Orion Office REIT, Inc. 44,900 256,828
1,832,533
Oil, Gas & Consumable Fuels 5 .0%
Berry Corp. 63,000 442,890
California Resources Corp. 28,835 1,576,698
Centrus Energy Corp., Class
A*(a) 3,241 176,343
CNX Resources Corp.*(a) 44,374 887,480
CONSOL Energy, Inc. 4,403 442,633
CVR Energy, Inc.(a) 20,683 626,695
Delek US Holdings, Inc. 28,440 733,752
DHT Holdings, Inc. 26,744 262,359
Gulfport Energy Corp.* 9,901 1,318,813
Par Pacific Holdings, Inc.* 26,267 955,331
REX American Resources
Corp.* 1,067 50,469
Scorpio Tankers, Inc. 19,098 1,161,158
SM Energy Co.(a) 11,700 453,024
Teekay Tankers Ltd., Class A 17,140 856,486
World Kinect Corp. 39,586 901,769
10,845,900
Paper & Forest Products 0 .4%
Clearwater Paper Corp.* 13,580 490,510
Louisiana-Pacific Corp. 4,522 320,293
810,803
Personal Care Products 1 .4%
Inter Parfums, Inc. 19,800 2,851,398

NVIT Multi-Manager Small Cap Value Fund - December 31, 2023 - Statement of Investments - 109
Common Stocks
Shares Value ($)
Personal Care Products
Nature's Sunshine Products,
Inc.* 4,838 83,649
2,935,047
Pharmaceuticals 0 .4%
Amneal Pharmaceuticals,
Inc.*(a) 20,217 122,717
Atea Pharmaceuticals, Inc.* 13,200 40,260
Cara Therapeutics, Inc.* 31,400 23,330
Nektar Therapeutics, Class
A*(a) 179,308 101,309
NGM Biopharmaceuticals,
Inc.* 24,900 21,389
Nuvation Bio, Inc.* 15,500 23,405
Phathom Pharmaceuticals,
Inc.*(a) 19,582 178,784
Theravance Biopharma,
Inc.*(a) 18,179 204,332
WaVe Life Sciences Ltd.* 15,132 76,417
Zevra Therapeutics, Inc.* 2,000 13,100
805,043
Professional Services 3 .0%
Barrett Business Services, Inc. 2,257 261,360
Conduent, Inc.* 31,198 113,873
Heidrick & Struggles
International, Inc. 8,227 242,943
HireRight Holdings Corp.* 3,575 48,084
Kelly Services, Inc., Class A 11,613 251,073
Mistras Group, Inc.* 4,700 34,404
Resources Connection, Inc. 16,353 231,722
TrueBlue, Inc.* 30,879 473,684
Verra Mobility Corp., Class A* 209,900 4,833,997
6,491,140
Real Estate Management & Development 2 .0%
Compass, Inc., Class A*(a) 92,482 347,732
Cushman & Wakefield plc*(a) 224,400 2,423,520
Douglas Elliman, Inc. 63,532 187,420
Forestar Group, Inc.*(a) 16,155 534,246
Howard Hughes Holdings,
Inc.* 2,626 224,654
Newmark Group, Inc., Class A 7,200 78,912
Opendoor Technologies,
Inc.*(a) 74,116 332,040
RE/MAX Holdings, Inc., Class
A 17,349 231,262
RMR Group, Inc. (The), Class
A 2,574 72,664
4,432,450
Semiconductors & Semiconductor Equipment 0 .3%
Alpha & Omega
Semiconductor Ltd.*(a) 6,020 156,881
SMART Global Holdings,
Inc.*(a) 28,093 531,801
688,682
Software 4 .3%
Adeia, Inc.(a) 58,653 726,711
American Software, Inc., Class
A 15,866 179,286
CS Disco, Inc.* 12,800 97,152
Dropbox, Inc., Class A*(a) 38,121 1,123,807
Common Stocks
Shares Value ($)
Software
E2open Parent Holdings,
Inc.*(a) 52,100 228,719
Guidewire Software, Inc.* 3,753 409,227
LiveRamp Holdings, Inc.* 11,383 431,188
MeridianLink, Inc.*(a) 151,189 3,744,952
Nutanix, Inc., Class A*(a) 26,941 1,284,816
ON24, Inc.(a) 12,721 100,241
SecureWorks Corp., Class A* 4,792 35,365
SentinelOne, Inc., Class A* 4,988 136,871
SolarWinds Corp.* 34,999 437,137
Upland Software, Inc.* 34,322 145,182
Xperi, Inc.* 30,282 333,708
9,414,362
Specialty Retail 2 .9%
1-800-Flowers.com, Inc.,
Class A* 25,256 272,260
Aaron's Co., Inc. (The) 37,387 406,771
America's Car-Mart, Inc.*(a) 25,800 1,954,866
Boot Barn Holdings, Inc.*(a) 11,300 867,388
Genesco, Inc.*(a) 15,793 556,071
Lands' End, Inc.* 17,600 168,256
PetMed Express, Inc. 23,500 177,660
Sleep Number Corp.* 18,258 270,766
Sonic Automotive, Inc., Class
A(a) 18,451 1,037,131
ThredUp, Inc., Class A*(a) 7,500 16,875
Tilly's, Inc., Class A* 11,426 86,152
Zumiez, Inc.* 20,604 419,085
6,233,281
Technology Hardware, Storage & Peripherals 0 .5%
Quantum Corp.*(a) 7,300 2,548
Turtle Beach Corp.* 14,855 162,662
Xerox Holdings Corp. 53,607 982,616
1,147,826
Textiles, Apparel & Luxury Goods 0 .8%
Figs, Inc., Class A*(a) 15,900 110,505
G-III Apparel Group Ltd.* 35,997 1,223,178
Movado Group, Inc. 5,914 178,307
Superior Group of Cos., Inc. 1,600 21,600
Unifi, Inc.* 5,898 39,281
Vera Bradley, Inc.* 17,334 133,472
1,706,343
Tobacco 0 .2%
Vector Group Ltd. 40,650 458,532
Trading Companies & Distributors 2 .7%
Beacon Roofing Supply, Inc.* 32,000 2,784,640
BlueLinx Holdings, Inc.* 390 44,191
Boise Cascade Co.(a) 15,708 2,031,988
Global Industrial Co. 2,466 95,779
GMS, Inc.* 2,535 208,960
NOW, Inc.* 57,015 645,410
5,810,968
Wireless Telecommunication Services 0 .0%
†
Spok Holdings, Inc. 70 1,083
Total Common Stocks
(cost $183,052,136) 214,155,352

110 - Statement of Investments - December 31, 2023 - NVIT Multi-Manager Small Cap Value Fund
Rights 0 .0%
†
Number of
Rights
Value ($)
Biotechnology 0 .0%
†
Aduro Biotech, Inc. CVR*^∞(a) 2,406 0
Total Rights
(cost $6,109) 0
Repurchase Agreements 6 .2%
Principal
Amount ($)
Cantor Fitzgerald & Co.,
5.40%, dated 12/29/2023,
due 1/2/2024, repurchase
price $1,484,971,
collateralized by U.S.
Government Agency
Securities, ranging from
0.38% - 28.14%, maturing
10/15/2024 - 11/20/2073;
total market value
$1,513,761.(b)(c) 1,484,080 1,484,080
ING Financial Services LLC,
5.32%, dated 12/29/2023,
due 1/2/2024, repurchase
price $5,002,956,
collateralized by U.S.
Government Treasury
Securities, ranging from
0.00% - 5.35%, maturing
1/15/2024 - 11/15/2053;
total market value
$5,100,001.(b)(c) 5,000,000 5,000,000
MetLife, Inc.,
5.33%, dated 12/29/2023,
due 1/2/2024, repurchase
price $7,004,146,
collateralized by U.S.
Government Treasury
Securities, 0.00%,
maturing 5/15/2046; total
market value $7,143,915.
(b)(c) 7,000,000 7,000,000
Total Repurchase Agreements
(cost $13,484,080) 13,484,080
Total Investments
(cost $196,542,325) — 104.9% 227,639,432
Liabilities in excess of other assets — (4.9)% (10,713,350)
NET ASSETS — 100.0%
$ 216,926,082
* Denotes a non-income producing security.
^ Value determined using significant unobservable inputs.
∞ Fair valued security.
† Amount rounds to less than 0.1%.
(a) The security or a portion of this security is on loan as of December 31, 2023. The total value of securities on
loan as of December 31, 2023 was $36,918,646, which
was collateralized by cash used to purchase repurchase
agreements with a total value of $13,484,080 and by
$24,948,655 of collateral in the form of U.S. Government
Treasury Securities, interest rates ranging from 0.00%
– 7.63%, and maturity dates ranging from 1/15/2024 –
11/15/2053, a total value of $38,432,735.
(b) Security was purchased with cash collateral held from
securities on loan. The total value of securities purchased
with cash collateral as of December 31, 2023 was
$13,484,080.
(c) Please refer to Note 2 for additional information on the joint repurchase agreement.
CVR Contingent Value Rights
Reg. S Regulation S - Security was purchased pursuant
to Regulation S under the Securities Act of
1933, which exempts from registration securities
offered and sold outside of the United States.
Such security cannot be sold in the United States
without either an effective registration statement
filed pursuant to the Securities Act of 1933 or
pursuant to an exemption from registration.
Currently there is no restriction on trading this
security.
REIT Real Estate Investment Trust
The accompanying notes are an integral part of these financial statements.

NVIT Multi-Manager Small Company Fund - December 31, 2023 - Statement of Investments - 111
Common Stocks 99 .4%
Shares Value ($)
AUSTRALIA 0 .0%
†
Capital Markets 0 .0%
†
Aet & D Holdings No. 1 *^∞ 106,305 0
BERMUDA 0 .1%
Insurance 0 .1%
Fidelis Insurance Holdings Ltd. * 41,081 520,496
CANADA 0 .7%
Electronic Equipment, Instruments & Components 0 .3%
Celestica, Inc. * 34,645 1,014,406
Oil, Gas & Consumable Fuels 0 .4%
Teekay Tankers Ltd., Class A (a) 31,128 1,555,466
2,569,872
ISRAEL 0 .3%
Software 0 .3%
JFrog Ltd. * 26,290 909,897
JAPAN 0 .2%
Semiconductors & Semiconductor Equipment 0 .2%
Allegro MicroSystems, Inc. * 26,368 798,159
MONACO 0 .6%
Oil, Gas & Consumable Fuels 0 .6%
Scorpio Tankers, Inc. 37,024 2,251,059
PANAMA 0 .0%
†
Financial Services 0 .0%
†
Banco Latinoamericano de
Comercio Exterior SA, Class E 4,080 100,939
PUERTO RICO 1 .5%
Banks 1 .5%
First Bancorp 170,917 2,811,584
OFG Bancorp 61,143 2,291,640
5,103,224
UNITED KINGDOM 0 .8%
Energy Equipment & Services 0 .3%
TechnipFMC plc (a) 61,478 1,238,167
Independent Power and Renewable Electricity Producers
0 .0%
†
Infinity Bio-energy Ltd. Reg. S *^∞ 94,500 0
IT Services 0 .5%
Endava plc, ADR *(a) 20,570 1,601,375
Machinery 0 .0%
†
Luxfer Holdings plc 4,561 40,775
2,880,317
UNITED STATES 95 .2%
Aerospace & Defense 1 .7%
AAR Corp. * 8,733 544,939
Curtiss-Wright Corp. 10,102 2,250,625
Hexcel Corp. 21,633 1,595,434
Kaman Corp. 16,726 400,588
Parsons Corp. * 22,023 1,381,062
6,172,648
Air Freight & Logistics 0 .0%
†
Radiant Logistics, Inc. * 5,753 38,200
Automobile Components 2 .1%
Adient plc * 49,598 1,803,383
American Axle & Manufacturing
Holdings, Inc. *(a) 34,933 307,760
BorgWarner, Inc. 12,969 464,939
Cooper-Standard Holdings, Inc. * 4,150 81,091
Common Stocks
Shares Value ($)
UNITED STATES
Automobile Components
Dana, Inc. 145,736 2,129,202
Goodyear Tire & Rubber Co. (The)
* 117,593 1,683,932
Modine Manufacturing Co. * 13,657 815,323
Stoneridge, Inc. * 13,919 272,395
7,558,025
Banks 9 .2%
1st Source Corp. 480 26,376
Amalgamated Financial Corp. 11,632 313,366
Amerant Bancorp, Inc., Class A 6,092 149,680
Arrow Financial Corp. 1,720 48,057
BankUnited, Inc. 85,111 2,760,150
Bankwell Financial Group, Inc. 1,851 55,863
BCB Bancorp, Inc. 7,431 95,488
Berkshire Hills Bancorp, Inc. 51,754 1,285,052
Byline Bancorp, Inc. 13,252 312,217
Capital Bancorp, Inc. 3,180 76,956
Capital City Bank Group, Inc. 6,687 196,798
Carter Bankshares, Inc. *(a) 1,667 24,955
Central Pacific Financial Corp. 29,957 589,554
Community Trust Bancorp, Inc. 12,640 554,390
ConnectOne Bancorp, Inc. (a) 17,009 389,676
Cullen/Frost Bankers, Inc. (a) 4,991 541,474
Customers Bancorp, Inc. *(a) 53,402 3,077,024
East West Bancorp, Inc. 4,376 314,853
Eastern Bankshares, Inc. (a) 81,625 1,159,075
FB Financial Corp. 22,565 899,215
Financial Institutions, Inc. 11,604 247,165
First Financial Corp. 14,131 608,057
First Foundation, Inc. 138,183 1,337,611
First Horizon Corp. 16,397 232,182
First Internet Bancorp 11,728 283,700
First Savings Financial Group, Inc. 1,433 24,074
Five Star Bancorp 6,039 158,101
FS Bancorp, Inc. 2,350 86,856
Great Southern Bancorp, Inc. (a) 6,470 383,995
Guaranty Bancshares, Inc. (a) 3,415 114,812
Hanmi Financial Corp. 41,355 802,287
HarborOne Bancorp, Inc. 36,551 437,881
HBT Financial, Inc. 6,368 134,428
Heritage Commerce Corp. 1,024 10,158
Hilltop Holdings, Inc. 55,397 1,950,528
Home Bancorp, Inc. (a) 1,500 63,015
HomeStreet, Inc. (a) 48,644 501,033
HomeTrust Bancshares, Inc. 11,387 306,538
Horizon Bancorp, Inc. 1,051 15,040
Independent Bank Corp. 17,100 444,942
Investar Holding Corp. 1,804 26,898
Kearny Financial Corp. 26,873 241,051
Macatawa Bank Corp. 13,797 155,630
Mercantile Bank Corp. 4,601 185,788
Metropolitan Bank Holding Corp.
*(a) 15,925 881,927
Midland States Bancorp, Inc. 14,801 407,916
MVB Financial Corp. 1,464 33,028
Northfield Bancorp, Inc. 6,761 85,053
Northrim Bancorp, Inc. 4,095 234,275
OceanFirst Financial Corp. 8,908 154,643
Old Second Bancorp, Inc. 3,338 51,539
Origin Bancorp, Inc. 3,880 138,012
Pathward Financial, Inc. 9,941 526,177

112 - Statement of Investments - December 31, 2023 - NVIT Multi-Manager Small Company Fund
Common Stocks
Shares Value ($)
UNITED STATES
Banks
Peapack-Gladstone Financial
Corp. 10,049 299,661
Preferred Bank 8,377 611,940
Primis Financial Corp. 10,826 137,057
QCR Holdings, Inc. 14,167 827,211
RBB Bancorp (a) 10,692 203,576
Sierra Bancorp 3,626 81,766
SmartFinancial, Inc. (a) 1,217 29,804
South Plains Financial, Inc. 4,692 135,880
Southern First Bancshares, Inc. * 5,449 202,158
Texas Capital Bancshares, Inc.
*(a) 50,098 3,237,835
Third Coast Bancshares, Inc. * 3,342 66,406
UMB Financial Corp. 25,888 2,162,942
Veritex Holdings, Inc. 18,179 423,025
32,553,820
Beverages 0 .4%
Celsius Holdings, Inc. *(a) 25,690 1,400,619
Biotechnology 4 .7%
2seventy bio, Inc. *(a) 253 1,080
Aadi Bioscience, Inc. *(a) 7,887 15,932
Arcturus Therapeutics Holdings,
Inc. * 3,750 118,238
Arcus Biosciences, Inc. *(a) 16,469 314,558
Blueprint Medicines Corp. * 3,419 315,369
CareDx, Inc. * 120,560 1,446,720
Coherus Biosciences, Inc. *(a) 6,100 20,313
Cytokinetics, Inc. *(a) 10,864 907,035
Design Therapeutics, Inc. * 29,300 77,645
Eagle Pharmaceuticals, Inc. * 4,112 21,506
Editas Medicine, Inc. *(a) 19,936 201,952
Emergent BioSolutions, Inc. *(a) 131,399 315,358
Enanta Pharmaceuticals, Inc. * 42,517 400,085
Erasca, Inc. *(a) 29,800 63,474
Exelixis, Inc. * 13,044 312,926
Fate Therapeutics, Inc. * 177,900 665,346
FibroGen, Inc. *(a) 235,835 209,021
Gossamer Bio, Inc. * 25,255 23,045
Halozyme Therapeutics, Inc. *(a) 13,827 511,046
Ironwood Pharmaceuticals, Inc.,
Class A * 161,347 1,845,809
iTeos Therapeutics, Inc. *(a) 43,405 475,285
Karuna Therapeutics, Inc. * 2,179 689,675
Kodiak Sciences, Inc. * 16,197 49,239
Mersana Therapeutics, Inc. *(a) 18,000 41,760
Nurix Therapeutics, Inc. *(a) 47,973 495,081
Organogenesis Holdings, Inc.,
Class A * 14,200 58,078
PMV Pharmaceuticals, Inc. * 11,696 36,258
Poseida Therapeutics, Inc., Class
A * 22,400 75,264
PTC Therapeutics, Inc. *(a) 36,406 1,003,349
REGENXBIO, Inc. * 67,316 1,208,322
Relay Therapeutics, Inc. *(a) 140,527 1,547,201
Sangamo Therapeutics, Inc. *(a) 103,600 56,286
Stoke Therapeutics, Inc. *(a) 16,271 85,585
Sutro Biopharma, Inc. * 88,977 381,711
Travere Therapeutics, Inc. * 69,114 621,335
Ultragenyx Pharmaceutical, Inc. * 6,962 332,923
Vanda Pharmaceuticals, Inc. *(a) 163,531 690,101
Common Stocks
Shares Value ($)
UNITED STATES
Biotechnology
Vir Biotechnology, Inc. * 16,453 165,517
Y-mAbs Therapeutics, Inc. *(a) 6,503 44,350
Zymeworks, Inc. *(a) 71,740 745,379
16,589,157
Broadline Retail 0 .3%
1stdibs.com, Inc. *(a) 7,823 36,612
Ollie's Bargain Outlet Holdings,
Inc. *(a) 12,282 932,081
968,693
Building Products 1 .4%
AAON, Inc. 16,824 1,242,789
AZEK Co., Inc. (The), Class A * 24,923 953,305
Insteel Industries, Inc. 11,176 427,929
Resideo Technologies, Inc. * 82,418 1,551,106
Trex Co., Inc. *(a) 7,458 617,448
4,792,577
Capital Markets 2 .3%
Cohen & Steers, Inc. (a) 4,103 310,720
Donnelley Financial Solutions,
Inc. * 16,297 1,016,444
Evercore, Inc., Class A 12,001 2,052,771
Hamilton Lane, Inc., Class A 28,520 3,235,309
Robinhood Markets, Inc., Class A * 10,321 131,490
StoneX Group, Inc. * 14,373 1,061,159
TPG, Inc., Class A (a) 8,632 372,643
8,180,536
Chemicals 1 .0%
American Vanguard Corp. 24,712 271,091
Ecovyst, Inc. * 109,048 1,065,399
Element Solutions, Inc. 26,924 623,021
Huntsman Corp. 17,400 437,262
Origin Materials, Inc. *(a) 161,716 135,227
Rayonier Advanced Materials, Inc.
*(a) 76,299 309,011
Trinseo plc 80,821 676,472
3,517,483
Commercial Services & Supplies 2 .6%
BrightView Holdings, Inc. * 43,037 362,372
Casella Waste Systems, Inc.,
Class A * 18,989 1,622,800
Clean Harbors, Inc. * 15,739 2,746,613
CoreCivic, Inc. *(a) 125,459 1,822,919
Enviri Corp. * 78,371 705,339
Interface, Inc., Class A 15,865 200,216
Steelcase, Inc., Class A 119,178 1,611,287
9,071,546
Communications Equipment 0 .6%
ADTRAN Holdings, Inc. (a) 101,307 743,593
Comtech Telecommunications
Corp. 31,799 268,066
DZS, Inc. *(a) 9,295 18,311
KVH Industries, Inc. *(a) 6,856 36,063
NETGEAR, Inc. * 52,881 771,004
Ribbon Communications, Inc. *(a) 86,425 250,633
2,087,670
Construction & Engineering 2 .0%
Argan, Inc. 15,262 714,109
Comfort Systems USA, Inc. 13,078 2,689,751
EMCOR Group, Inc. 5,892 1,269,314
Fluor Corp. *(a) 28,756 1,126,373

NVIT Multi-Manager Small Company Fund - December 31, 2023 - Statement of Investments - 113
Common Stocks
Shares Value ($)
UNITED STATES
Construction & Engineering
Great Lakes Dredge & Dock Corp.
* 8,355 64,166
Limbach Holdings, Inc. * 5,595 254,405
Matrix Service Co. * 15,384 150,456
Primoris Services Corp. 6,419 213,175
Tutor Perini Corp. * 67,849 617,426
7,099,175
Construction Materials 0 .4%
Eagle Materials, Inc. (a) 5,422 1,099,799
Knife River Corp. * 5,630 372,593
1,472,392
Consumer Finance 2 .7%
EZCORP, Inc., Class A *(a) 74,199 648,499
Green Dot Corp., Class A * 81,679 808,622
LendingClub Corp. * 187,074 1,635,027
LendingTree, Inc. * 4,410 133,711
Navient Corp. 116,562 2,170,384
Oportun Financial Corp. * 14,818 57,938
PRA Group, Inc. *(a) 28,213 739,181
PROG Holdings, Inc. * 76,562 2,366,532
Regional Management Corp. 6,022 151,032
SLM Corp. 39,412 753,557
9,464,483
Consumer Staples Distribution & Retail 0 .8%
Andersons, Inc. (The) 34,256 1,971,090
SpartanNash Co. 36,468 836,941
2,808,031
Containers & Packaging 0 .1%
Ranpak Holdings Corp., Class A
*(a) 65,671 382,205
Diversified Consumer Services 1 .2%
2U, Inc. *(a) 135,007 166,059
Chegg, Inc. * 85,784 974,506
Duolingo, Inc., Class A *(a) 13,114 2,974,910
Universal Technical Institute, Inc. * 21,659 271,171
4,386,646
Diversified REITs 0 .1%
Armada Hoffler Properties, Inc. 21,592 267,093
Diversified Telecommunication Services 0 .2%
ATN International, Inc. 1,200 46,764
Bandwidth, Inc., Class A * 52,351 757,519
804,283
Electric Utilities 0 .5%
NRG Energy, Inc. (a) 36,137 1,868,283
Electrical Equipment 0 .9%
NEXTracker, Inc., Class A *(a) 17,605 824,794
Powell Industries, Inc. 16,904 1,494,314
Vertiv Holdings Co., Class A (a) 19,126 918,622
3,237,730
Electronic Equipment, Instruments & Components 1 .6%
Badger Meter, Inc. 6,642 1,025,326
Benchmark Electronics, Inc. 50,107 1,384,957
Daktronics, Inc. * 75,447 639,791
FARO Technologies, Inc. *(a) 36,609 824,801
Novanta, Inc. * 7,601 1,280,084
ScanSource, Inc. * 13,125 519,881
5,674,840
Energy Equipment & Services 1 .2%
Atlas Energy Solutions, Inc. (a) 64,362 1,108,314
Common Stocks
Shares Value ($)
UNITED STATES
Energy Equipment & Services
Helix Energy Solutions Group, Inc.
*(a) 13,950 143,406
Newpark Resources, Inc. * 35,106 233,104
Oil States International, Inc. * 84,970 576,946
Patterson-UTI Energy, Inc. (a) 65,391 706,223
Weatherford International plc *(a) 13,533 1,323,933
4,091,926
Entertainment 0 .5%
Playstudios, Inc. * 21,110 57,208
Playtika Holding Corp. * 21,202 184,881
Roku, Inc., Class A *(a) 1,796 164,621
TKO Group Holdings, Inc. (a) 14,724 1,201,185
1,607,895
Financial Services 1 .8%
Corebridge Financial, Inc. 17,953 388,862
Essent Group Ltd. 12,590 663,997
Flywire Corp. * 39,293 909,633
Jackson Financial, Inc., Class A (a) 45,338 2,321,307
Mr. Cooper Group, Inc. * 8,995 585,754
Ocwen Financial Corp. *(a) 4,648 142,972
Paysafe Ltd. *(a) 56,855 727,175
PennyMac Financial Services, Inc.
(a) 2,709 239,394
Remitly Global, Inc. * 17,527 340,374
6,319,468
Gas Utilities 0 .1%
Northwest Natural Holding Co. 7,414 288,701
Ground Transportation 1 .3%
ArcBest Corp. 7,248 871,282
Covenant Logistics Group, Inc.,
Class A 21,360 983,414
Saia, Inc. *(a) 6,234 2,731,864
TuSimple Holdings, Inc., Class A
*(a) 37,885 33,255
4,619,815
Health Care Equipment & Supplies 2 .8%
AngioDynamics, Inc. * 93,633 734,083
Axonics, Inc. *(a) 26,078 1,622,835
Butterfly Network, Inc. * 16,604 17,932
Cue Health, Inc. *(a) 8,638 1,404
Cutera, Inc. *(a) 15,800 55,695
Glaukos Corp. * 11,819 939,492
Haemonetics Corp. *(a) 11,071 946,681
Inogen, Inc. * 47,221 259,243
Integer Holdings Corp. *(a) 3,228 319,830
Lantheus Holdings, Inc. * 8,566 531,092
Merit Medical Systems, Inc. *(a) 12,625 958,996
OraSure Technologies, Inc. * 32,147 263,605
Orthofix Medical, Inc. * 65,070 877,144
Shockwave Medical, Inc. * 3,399 647,713
Tandem Diabetes Care, Inc. *(a) 15,806 467,541
TransMedics Group, Inc. *(a) 6,826 538,776
Zimvie, Inc. * 42,877 761,067
9,943,129
Health Care Providers & Services 2 .4%
Acadia Healthcare Co., Inc. * 24,388 1,896,411
Addus HomeCare Corp. * 100 9,285
Castle Biosciences, Inc. * 37,300 804,934
Encompass Health Corp. 20,841 1,390,512
HealthEquity, Inc. * 9,901 656,436
Privia Health Group, Inc. *(a) 32,541 749,419

114 - Statement of Investments - December 31, 2023 - NVIT Multi-Manager Small Company Fund
Common Stocks
Shares Value ($)
UNITED STATES
Health Care Providers & Services
Progyny, Inc. * 18,379 683,331
RadNet, Inc. *(a) 22,357 777,353
Surgery Partners, Inc. *(a) 50,347 1,610,601
8,578,282
Health Care Technology 1 .2%
American Well Corp., Class A *(a) 219,879 327,620
Computer Programs & Systems,
Inc. * 29,823 334,018
Evolent Health, Inc., Class A *(a) 17,540 579,346
Health Catalyst, Inc. * 121,345 1,123,655
HealthStream, Inc. 1,000 27,030
Sharecare, Inc. *(a) 69,000 74,520
Veradigm, Inc. *(a) 158,525 1,662,926
4,129,115
Hotel & Resort REITs 1 .9%
Chatham Lodging Trust 28,607 306,667
Park Hotels & Resorts, Inc. (a) 11,398 174,389
RLJ Lodging Trust (a) 228,235 2,674,915
Sunstone Hotel Investors, Inc. (a) 152,663 1,638,074
Xenia Hotels & Resorts, Inc. (a) 149,855 2,041,025
6,835,070
Hotels, Restaurants & Leisure 1 .8%
Cava Group, Inc. *(a) 9,633 414,026
Red Rock Resorts, Inc., Class A
(a) 32,800 1,749,224
Shake Shack, Inc., Class A *(a) 10,317 764,696
Texas Roadhouse, Inc., Class A 9,886 1,208,366
Wingstop, Inc. 8,068 2,070,088
6,206,400
Household Durables 4 .2%
GoPro, Inc., Class A *(a) 281,212 975,806
Hooker Furnishings Corp. (a) 5,453 142,214
KB Home 56,124 3,505,505
Landsea Homes Corp. * 31,001 407,353
Meritage Homes Corp. 15,539 2,706,894
Taylor Morrison Home Corp.,
Class A * 66,003 3,521,259
TopBuild Corp. * 4,643 1,737,689
Tri Pointe Homes, Inc. * 51,289 1,815,631
Universal Electronics, Inc. * 10,563 99,187
VOXX International Corp., Class
A * 3,078 32,873
14,944,411
Independent Power and Renewable Electricity Producers 0 .4%
Vistra Corp. 40,394 1,555,977
Industrial REITs 0 .2%
Terreno Realty Corp. 9,616 602,635
Insurance 3 .2%
Brighthouse Financial, Inc. * 9,736 515,229
CNO Financial Group, Inc. 70,781 1,974,790
Donegal Group, Inc., Class A 7,425 103,876
eHealth, Inc. * 5,352 46,669
Employers Holdings, Inc. 32,578 1,283,573
Horace Mann Educators Corp. 8,280 270,756
James River Group Holdings Ltd. 33,616 310,612
Kinsale Capital Group, Inc. 4,959 1,660,819
Mercury General Corp. 840 31,340
ProAssurance Corp. 61,500 848,085
Reinsurance Group of America,
Inc. 10,733 1,736,385
Common Stocks
Shares Value ($)
UNITED STATES
Insurance
Safety Insurance Group, Inc. 2,730 207,453
Selectquote, Inc. * 1,538 2,107
Skyward Specialty Insurance
Group, Inc. *(a) 34,928 1,183,361
United Fire Group, Inc. 15,979 321,497
Universal Insurance Holdings, Inc. 45,685 730,046
11,226,598
Interactive Media & Services 0 .2%
DHI Group, Inc. * 3,672 9,510
Outbrain, Inc. *(a) 7,962 34,874
TrueCar, Inc. *(a) 63,639 220,191
Vimeo, Inc. * 84,637 331,777
596,352
IT Services 1 .0%
Brightcove, Inc. * 6,761 17,511
DXC Technology Co. *(a) 24,631 563,311
Edgio, Inc. *(a) 12,800 4,384
Kyndryl Holdings, Inc. * 7,370 153,149
Rackspace Technology, Inc. *(a) 108,004 216,008
Squarespace, Inc., Class A * 65,599 2,165,422
Unisys Corp. * 86,648 486,962
3,606,747
Leisure Products 0 .2%
American Outdoor Brands, Inc. * 1,687 14,171
Funko, Inc., Class A *(a) 67,100 518,683
Latham Group, Inc. *(a) 7,900 20,777
Solo Brands, Inc., Class A *(a) 8,400 51,744
605,375
Life Sciences Tools & Services 1 .5%
10X Genomics, Inc., Class A *(a) 18,633 1,042,702
Codexis, Inc. * 48,013 146,440
MaxCyte, Inc. *(a) 84,900 399,030
Medpace Holdings, Inc. * 8,707 2,668,956
Quanterix Corp. * 2,592 70,865
Repligen Corp. *(a) 5,147 925,431
Seer, Inc., Class A *(a) 56,141 108,914
5,362,338
Machinery 2 .2%
AGCO Corp. 9,813 1,191,396
Astec Industries, Inc. 16,463 612,424
Esab Corp. 13,681 1,185,048
Greenbrier Cos., Inc. (The) (a) 3,054 134,926
Manitowoc Co., Inc. (The) * 79,636 1,329,124
Proto Labs, Inc. * 26,412 1,029,012
REV Group, Inc. 26,074 473,765
Titan International, Inc. * 71,209 1,059,590
Trinity Industries, Inc. 24,248 644,754
7,660,039
Media 0 .7%
Cardlytics, Inc. *(a) 10,600 97,626
Clear Channel Outdoor Holdings,
Inc. * 165,878 301,898
PubMatic, Inc., Class A * 15,280 249,217
Scholastic Corp. 20,275 764,368
Stagwell, Inc., Class A *(a) 125,598 832,714
WideOpenWest, Inc. *(a) 47,337 191,715
2,437,538
Metals & Mining 2 .9%
ATI, Inc. *(a) 34,278 1,558,621
Carpenter Technology Corp. 20,267 1,434,904
Olympic Steel, Inc. (a) 14,164 944,739

NVIT Multi-Manager Small Company Fund - December 31, 2023 - Statement of Investments - 115
Common Stocks
Shares Value ($)
UNITED STATES
Metals & Mining
Ramaco Resources, Inc., Class A 19,015 326,678
Ryerson Holding Corp. 49,742 1,725,052
Schnitzer Steel Industries, Inc.,
Class A 34,588 1,043,174
SunCoke Energy, Inc. 99,471 1,068,319
Warrior Met Coal, Inc. 37,333 2,276,192
10,377,679
Mortgage Real Estate Investment Trusts (REITs) 0 .1%
Granite Point Mortgage Trust, Inc. 31,745 188,565
Great Ajax Corp. 7,600 40,280
228,845
Office REITs 0 .9%
Easterly Government Properties,
Inc., Class A (a) 23,350 313,824
Equity Commonwealth 127,032 2,439,014
Orion Office REIT, Inc. 83,861 479,685
3,232,523
Oil, Gas & Consumable Fuels 5 .3%
Berry Corp. 109,963 773,040
California Resources Corp. (a) 55,720 3,046,769
Centrus Energy Corp., Class A *(a) 5,140 279,667
CNX Resources Corp. *(a) 83,941 1,678,820
CONSOL Energy, Inc. 8,404 844,854
CVR Energy, Inc. (a) 39,275 1,190,033
Delek US Holdings, Inc. 52,292 1,349,134
DHT Holdings, Inc. 54,734 536,941
Gulfport Energy Corp. * 18,770 2,500,164
Matador Resources Co. (a) 21,733 1,235,738
Northern Oil and Gas, Inc. (a) 24,639 913,368
Par Pacific Holdings, Inc. * 49,877 1,814,026
SM Energy Co. (a) 22,900 886,688
World Kinect Corp. 83,327 1,898,189
18,947,431
Paper & Forest Products 0 .4%
Clearwater Paper Corp. * 24,049 868,649
Louisiana-Pacific Corp. 8,467 599,718
1,468,367
Personal Care Products 1 .1%
BellRing Brands, Inc. * 17,740 983,328
elf Beauty, Inc. *(a) 19,417 2,802,650
Nature's Sunshine Products, Inc. * 10,813 186,957
3,972,935
Pharmaceuticals 0 .6%
Amneal Pharmaceuticals, Inc. *(a) 31,783 192,923
Atea Pharmaceuticals, Inc. * 25,852 78,849
Cara Therapeutics, Inc. * 74,470 55,331
Intra-Cellular Therapies, Inc. * 12,644 905,562
Nektar Therapeutics, Class A *(a) 354,929 200,535
NGM Biopharmaceuticals, Inc. * 71,376 61,312
Nuvation Bio, Inc. * 36,898 55,716
Phathom Pharmaceuticals, Inc.
*(a) 37,758 344,731
Theravance Biopharma, Inc. *(a) 24,824 279,022
WaVe Life Sciences Ltd. * 16,100 81,305
Zevra Therapeutics, Inc. * 7,076 46,348
2,301,634
Professional Services 0 .8%
Barrett Business Services, Inc. 3,949 457,294
Conduent, Inc. * 18,326 66,890
Heidrick & Struggles International,
Inc. 14,394 425,055
Common Stocks
Shares Value ($)
UNITED STATES
Professional Services
HireRight Holdings Corp. * 6,638 89,281
Kelly Services, Inc., Class A 20,047 433,416
Mistras Group, Inc. *(a) 7,500 54,900
Resources Connection, Inc. 33,244 471,067
TrueBlue, Inc. * 62,259 955,054
2,952,957
Real Estate Management & Development 1 .0%
Compass, Inc., Class A *(a) 174,761 657,101
Douglas Elliman, Inc. 126,607 373,491
Forestar Group, Inc. *(a) 27,694 915,840
Howard Hughes Holdings, Inc. *(a) 3,814 326,288
Newmark Group, Inc., Class A 13,300 145,768
Opendoor Technologies, Inc. *(a) 145,094 650,021
RE/MAX Holdings, Inc., Class A 36,051 480,560
RMR Group, Inc. (The), Class A 4,472 126,245
3,675,314
Semiconductors & Semiconductor Equipment 2 .9%
Alpha & Omega Semiconductor
Ltd. *(a) 10,160 264,770
Credo Technology Group Holding
Ltd. * 32,017 623,371
Lattice Semiconductor Corp. *(a) 18,159 1,252,789
MACOM Technology Solutions
Holdings, Inc. * 18,964 1,762,703
Onto Innovation, Inc. * 9,319 1,424,875
Rambus, Inc. * 21,734 1,483,346
Silicon Laboratories, Inc. * 9,512 1,258,152
SMART Global Holdings, Inc. *(a) 52,250 989,093
Synaptics, Inc. * 10,674 1,217,690
10,276,789
Software 7 .5%
Adeia, Inc. (a) 108,459 1,343,807
Altair Engineering, Inc., Class A * 20,409 1,717,417
American Software, Inc., Class A 20,524 231,921
Braze, Inc., Class A * 28,170 1,496,672
CS Disco, Inc. * 23,500 178,365
CyberArk Software Ltd. * 9,054 1,983,279
DoubleVerify Holdings, Inc. *(a) 34,839 1,281,378
Dropbox, Inc., Class A *(a) 68,812 2,028,578
E2open Parent Holdings, Inc. *(a) 88,298 387,628
Freshworks, Inc., Class A * 25,264 593,451
Gitlab, Inc., Class A * 33,854 2,131,449
Guidewire Software, Inc. *(a) 20,746 2,262,145
Informatica, Inc., Class A *(a) 21,005 596,332
LiveRamp Holdings, Inc. * 9,593 363,383
MeridianLink, Inc. *(a) 29,512 731,012
Nutanix, Inc., Class A *(a) 48,886 2,331,374
ON24, Inc. (a) 26,272 207,023
SecureWorks Corp., Class A * 10,846 80,043
SentinelOne, Inc., Class A * 9,370 257,113
SolarWinds Corp. * 69,128 863,409
Sprout Social, Inc., Class A *(a) 20,941 1,286,615
SPS Commerce, Inc. * 6,493 1,258,603
Upland Software, Inc. * 55,745 235,801
Varonis Systems, Inc., Class B * 26,215 1,187,015
Workiva, Inc., Class A *(a) 8,940 907,678
Xperi, Inc. * 54,220 597,504
26,538,995
Specialty Retail 1 .7%
1-800-Flowers.com, Inc., Class A
*(a) 38,884 419,170

116 - Statement of Investments - December 31, 2023 - NVIT Multi-Manager Small Company Fund
Common Stocks
Shares Value ($)
UNITED STATES
Specialty Retail
Aaron's Co., Inc. (The) 69,668 757,988
Genesco, Inc. * 28,207 993,168
Lands' End, Inc. * 29,597 282,947
PetMed Express, Inc. 41,974 317,323
Sleep Number Corp. * 33,590 498,140
Sonic Automotive, Inc., Class A (a) 33,834 1,901,809
ThredUp, Inc., Class A *(a) 13,986 31,469
Tilly's, Inc., Class A * 21,742 163,935
Zumiez, Inc. * 37,991 772,737
6,138,686
Technology Hardware, Storage & Peripherals 0 .5%
Quantum Corp. * 15,442 5,389
Turtle Beach Corp. * 24,135 264,278
Xerox Holdings Corp. 74,031 1,356,989
1,626,656
Textiles, Apparel & Luxury Goods 0 .9%
Figs, Inc., Class A *(a) 29,700 206,415
G-III Apparel Group Ltd. *(a) 66,211 2,249,850
Movado Group, Inc. 9,885 298,033
Superior Group of Cos., Inc. 1,500 20,250
Unifi, Inc. *(a) 11,759 78,315
Vera Bradley, Inc. * 30,019 231,146
3,084,009
Tobacco 0 .3%
Vector Group Ltd. 89,825 1,013,226
Trading Companies & Distributors 2 .7%
Applied Industrial Technologies,
Inc. 8,210 1,417,785
BlueLinx Holdings, Inc. * 787 89,175
Boise Cascade Co. 29,895 3,867,217
Global Industrial Co. 7,080 274,987
GMS, Inc. * 7,790 642,130
H&E Equipment Services, Inc. 30,470 1,594,190
NOW, Inc. * 153,033 1,732,334
9,617,818
Wireless Telecommunication Services 0 .0%
†
Spok Holdings, Inc. 1,607 24,876
337,092,686
Total Common Stocks
(cost $302,876,096) 352,226,649
Rights 0 .0%
†
Number of
Rights
UNITED STATES 0 .0%
†
Biotechnology 0 .0%
†
Aduro Biotech, Inc. CVR*^∞(a) 4,756 0
Total Rights
(cost $12,075) 0
Repurchase Agreements 7 .7%
Principal
Amount ($) Value ($)
Bank of America NA, 5.34%,
dated 12/29/2023, due
1/2/2024, repurchase price
$6,003,560, collateralized
by U.S. Government Agency
Securities, ranging from
3.00% - 3.50%, maturing
5/1/2045 - 1/1/2047; total
market value $6,120,000.(b)
(c) 6,000,000 6,000,000
BofA Securities, Inc., 5.34%,
dated 12/29/2023, due
1/2/2024, repurchase price
$1,000,594, collateralized
by U.S. Government Agency
Securities, ranging from
1.25% - 6.74%, maturing
1/25/2025 - 11/20/2072; total
market value $1,020,000.(b)
(c) 1,000,000 1,000,000
Cantor Fitzgerald & Co., 5.40%,
dated 12/29/2023, due
1/2/2024, repurchase price
$5,335,599, collateralized
by U.S. Government Agency
Securities, ranging from
0.38% - 28.14%, maturing
10/15/2024 - 11/20/2073; total
market value $5,439,047.(b)
(c) 5,332,399 5,332,399
MetLife, Inc., 5.33%, dated
12/29/2023, due 1/2/2024,
repurchase price $1,000,593,
collateralized by U.S.
Government Treasury
Securities, 0.00%, maturing
5/15/2046; total market value
$1,020,559.(b)(c) 1,000,000 1,000,000
Pershing LLC, 5.33%,
dated 12/29/2023, due
1/2/2024, repurchase price
$10,005,923, collateralized
by U.S. Government Agency
Securities, ranging from
0.27% - 8.00%, maturing
2/15/2024 - 10/20/2073; total
market value $10,200,000.
(b)(c) 10,000,000 10,000,000

NVIT Multi-Manager Small Company Fund - December 31, 2023 - Statement of Investments - 117
Repurchase Agreements
Principal
Amount ($) Value ($)
Santander US Capital Markets,
5.38%, dated 12/29/2023, due
1/2/2024, repurchase price
$4,002,392, collateralized
by U.S. Government Agency
Securities, ranging from
2.00% - 7.19%, maturing
6/1/2024 - 8/20/2071; total
market value $4,082,439.(b)
(c) 4,000,000 4,000,000
Repurchase Agreements
Principal
Amount ($) Value ($)
Total Repurchase Agreements
(cost $27,332,399) 27,332,399
Total Investments
(cost $330,220,570) — 107.1% 379,559,048
Liabilities in excess of other assets — (7.1)% (25,175,923)
NET ASSETS — 100.0%
$ 354,383,125
* Denotes a non-income producing security.
^ Value determined using significant unobservable inputs.
∞ Fair valued security.
† Amount rounds to less than 0.1%.
(a) The security or a portion of this security is on loan as of December 31, 2023. The total value of securities on
loan as of December 31, 2023 was $66,309,146, which
was collateralized by cash used to purchase repurchase
agreements with a total value of $27,332,399 and by
$41,575,351 of collateral in the form of U.S. Government
Treasury Securities, interest rates ranging from 0.00%
– 7.63%, and maturity dates ranging from 1/15/2024 –
11/15/2053, a total value of $68,907,750.
(b) Security was purchased with cash collateral held from
securities on loan. The total value of securities purchased
with cash collateral as of December 31, 2023 was
$27,332,399.
(c) Please refer to Note 2 for additional information on the joint repurchase agreement.
ADR American Depositary Receipt
CVR Contingent Value Rights
Reg. S Regulation S - Security was purchased pursuant
to Regulation S under the Securities Act of
1933, which exempts from registration securities
offered and sold outside of the United States.
Such security cannot be sold in the United States
without either an effective registration statement
filed pursuant to the Securities Act of 1933 or
pursuant to an exemption from registration.
Currently there is no restriction on trading this
security.
REIT Real Estate Investment Trust
The accompanying notes are an integral part of these financial statements.

118 - Statement of Investments - December 31, 2023 - NVIT Real Estate Fund
Common Stocks 99 .2%
Shares Value ($)
Diversified REITs 4 .1%
Empire State Realty Trust,
Inc., Class A 588,297 5,700,598
Essential Properties Realty
Trust, Inc. 123,642 3,160,289
8,860,887
Health Care Providers & Services 0 .9%
Brookdale Senior Living, Inc.* 352,047 2,048,914
Health Care REITs 8 .1%
CareTrust REIT, Inc. 188,063 4,208,850
Global Medical REIT, Inc. 57,254 635,520
Ventas, Inc. 21,374 1,065,280
Welltower, Inc. 129,842 11,707,853
17,617,503
Hotel & Resort REITs 2 .1%
Ryman Hospitality Properties,
Inc. 40,670 4,476,140
Hotels, Restaurants & Leisure 2 .0%
Hyatt Hotels Corp., Class A 17,605 2,295,868
Marriott International, Inc.,
Class A 9,178 2,069,731
4,365,599
Household Durables 0 .8%
Toll Brothers, Inc. 16,443 1,690,176
Industrial REITs 16 .3%
EastGroup Properties, Inc. 20,484 3,759,633
Plymouth Industrial REIT, Inc. 176,520 4,248,837
Prologis, Inc. 204,083 27,204,264
35,212,734
Office REITs 4 .2%
Kilroy Realty Corp. 107,002 4,262,960
SL Green Realty Corp. 106,138 4,794,253
9,057,213
Real Estate Management & Development 5 .7%
CBRE Group, Inc., Class A* 48,401 4,505,649
Corp. Inmobiliaria Vesta SAB
de CV, ADR-MX 111,581 4,420,839
Common Stocks
Shares Value ($)
Real Estate Management & Development
Tricon Residential, Inc. 364,312 3,315,239
12,241,727
Residential REITs 14 .4%
American Homes 4 Rent,
Class A 190,866 6,863,541
AvalonBay Communities, Inc. 62,731 11,744,498
Essex Property Trust, Inc. 34,854 8,641,701
Veris Residential, Inc. 251,824 3,961,191
31,210,931
Retail REITs 12 .5%
Brixmor Property Group, Inc. 361,244 8,406,148
Kite Realty Group Trust 46,684 1,067,196
Phillips Edison & Co., Inc. 104,869 3,825,621
Simon Property Group, Inc. 65,899 9,399,834
Tanger, Inc. 153,511 4,255,325
26,954,124
Specialized REITs 28 .1%
American Tower Corp. 19,925 4,301,409
CubeSmart 122,866 5,694,839
Digital Realty Trust, Inc. 34,919 4,699,399
EPR Properties 109,056 5,283,763
Equinix, Inc. 21,211 17,083,127
Extra Space Storage, Inc. 56,575 9,070,670
Iron Mountain, Inc. 80,593 5,639,898
Public Storage 14,879 4,538,095
VICI Properties, Inc., Class A 137,326 4,377,953
60,689,153
Total Investments
(cost $168,140,996) — 99.2% 214,425,101
Other assets in excess of liabilities — 0.8% 1,700,909
NET ASSETS — 100.0%
$ 216,126,010
* Denotes a non-income producing security.
ADR American Depositary Receipt
MX Mexico
REIT Real Estate Investment Trust
The accompanying notes are an integral part of these financial statements.

120 - Statements of Assets and Liabilities - December 31, 2023 - Equity Funds (II)
The accompanying notes are an integral part of these financial statements.
NVIT Allspring
Discovery Fund
Assets:
Investment securities, at value
*
$ 437,409,713
Repurchase agreements, at value 44,742,746
Cash 6,868,439
Cash pledged for swap contracts —
Deposits with broker for futures contracts —
Foreign currencies, at value —
Interest and dividends receivable 107,913
Security lending income receivable 9,313
Receivable for investments sold —
Receivable for capital shares issued 5,647
Reclaims receivable —
Swap contracts, at value (Note 2) —
Receivable for reimbursement from investment adviser (Note 3) 51
Prepaid expenses 316
Total Assets 489,144,138
Liabilities:
Payable for investments purchased —
Payable for capital shares redeemed 206,883
Payable for variation margin on futures contracts —
Swap contracts, at value (Note 2) —
Payable upon return of securities loaned (Note 2) 44,742,746
Accrued expenses and other payables:
Investment advisory fees 264,851
Fund administration fees 25,267
Distribution fees 23,604
Administrative servicing fees 28,201
Accounting and transfer agent fees 779
Trustee fees 108
Due to broker —
Custodian fees 4,769
Compliance program costs (Note 3) 454
Professional fees 9,215
Printing fees 44,454
Other 5,965
Total Liabilities 45,357,296
Net Assets $ 443,786,842
* Includes value of securities on loan (Note 2) 84,897,815
Cost of investment securities 338,815,593
Cost of repurchase agreements 44,742,746
Cost of foreign currencies —
Represented by:
Capital $ 411,501,949
Total distributable earnings (loss) 32,284,893
Net Assets $ 443,786,842

Equity Funds (II) - December 31, 2023 - Statements of Assets and Liabilities - 121
NVIT AQR Large
Cap Defensive Style
Fund
NVIT BlackRock
Equity Dividend
Fund
NVIT Calvert Equity
Fund
NVIT Jacobs Levy
Large Cap Core
Fund
NVIT Jacobs Levy
Large Cap Growth
Fund
$ 642,679,511 $ 508,470,722 $ 103,530,660 $ 229,577,025 $ 329,556,993
28,198,472 14,402,371 1,025,306 — 8,064,450
13,737,227 21,963,532 1,933,983 1,950,600 5,092,662
— — — — 5,890,000
472,026 — — — —
— 90 — — —
1,273,047 690,659 98,244 187,059 148,591
3,347 3,749 676 — 2,194
— — — 37,667 2,069,832
224,282 276,537 7,124 8,820 523,084
— 289,471 — 3,782 —
— — — — 1,370,524
— 11,669 — — 10,053
653 649 99 213 197
686,588,565 546,109,449 106,596,092 231,765,166 352,728,580
— — — 167,214 2,337,129
180,504 66,519 27,211 88,029 174,675
24,500 — — — —
— — — — 859,564
28,198,472 14,402,371 1,025,306 — 8,064,450
323,722 279,593 53,162 105,329 184,543
30,977 27,115 15,343 18,797 21,346
21,996 94,759 7,345 10,163 48,370
94,482 68,553 9,741 23,176 42,491
1,077 816 228 393 502
119 90 7 17 93
— — — — 150,540
4,790 3,777 1,029 1,786 2,122
722 565 112 246 354
9,012 9,635 13,126 13,183 9,201
32,011 24,186 39,149 11,264 26,317
5,389 3,674 3,229 1,827 20,844
28,927,773 14,981,653 1,194,988 441,424 11,942,541
$ 657,660,792 $ 531,127,796 $ 105,401,104 $ 231,323,742 $ 340,786,039
39,176,345 31,184,636 6,818,529 — 34,070,565
463,688,491 442,643,272 84,688,507 185,896,833 250,252,972
28,198,472 14,402,371 1,025,306 — 8,064,450
— 101 — — —
$ 452,427,282 $ 448,159,047 $ 72,836,340 $ 105,928,050 $ 229,247,550
205,233,510 82,968,749 32,564,764 125,395,692 111,538,489
$ 657,660,792 $ 531,127,796 $ 105,401,104 $ 231,323,742 $ 340,786,039

122 - Statements of Assets and Liabilities - December 31, 2023 - Equity Funds (II)
The accompanying notes are an integral part of these financial statements.
NVIT Allspring
Discovery Fund
Net Assets:
Class I Shares $ 330,069,830
Class II Shares 113,717,012
Class IV Shares —
Total $ 443,786,842
Shares Outstanding (unlimited number of shares authorized):
Class I Shares 52,650,723
Class II Shares 20,997,645
Class IV Shares —
Total 73,648,368
Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares $ 6 .27
Class II Shares $ 5 .42
Class IV Shares $ —

Equity Funds (II) - December 31, 2023 - Statements of Assets and Liabilities - 123
NVIT AQR Large
Cap Defensive Style
Fund
NVIT BlackRock
Equity Dividend
Fund
NVIT Calvert Equity
Fund
NVIT Jacobs Levy
Large Cap Core
Fund
NVIT Jacobs Levy
Large Cap Growth
Fund
$ 410,239,335 $ 57,789,155 $ 7,800,076 $ 182,645,522 $ 108,356,584
104,399,975 454,663,672 97,601,028 48,678,220 232,429,455
143,021,482 18,674,969 — — —
$ 657,660,792 $ 531,127,796 $ 105,401,104 $ 231,323,742 $ 340,786,039
19,346,905 2,964,338 647,598 14,510,306 12,749,758
4,958,134 23,626,398 8,114,455 3,953,892 28,799,661
6,752,507 957,365 — — —
31,057,546 27,548,101 8,762,053 18,464,198 41,549,419
$ 21 .20 $ 19 .49 $ 12 .04 $ 12 .59 $ 8 .50
$ 21 .06 $ 19 .24 $ 12 .03 $ 12 .31 $ 8 .07
$ 21 .18 $ 19 .51 $ — $ — $ —

124 - Statements of Assets and Liabilities - December 31, 2023 - Equity Funds (II)
The accompanying notes are an integral part of these financial statements.
NVIT Multi-Manager
Mid Cap Value Fund
Assets:
Investment securities, at value
*
$ 327,572,005
Repurchase agreements, at value 11,643,742
Cash 9,016,281
Foreign currencies, at value 26,697
Interest and dividends receivable 499,338
Security lending income receivable 6,967
Receivable for investments sold 1,265,423
Receivable for capital shares issued 108,846
Reclaims receivable 5,496
Receivable for reimbursement from investment adviser (Note 3) 4,513
Prepaid expenses 309
Total Assets 350,149,617
Liabilities:
Payable for investments purchased 932,220
Payable for capital shares redeemed 96,548
Unrealized depreciation on forward foreign currency contracts (Note 2) 70,460
Payable upon return of securities loaned (Note 2) 11,643,742
Accrued expenses and other payables:
Investment advisory fees 202,293
Fund administration fees 24,377
Distribution fees 65,277
Administrative servicing fees 10,994
Accounting and transfer agent fees 604
Trustee fees 73
Custodian fees 2,697
Compliance program costs (Note 3) 358
Professional fees 9,108
Printing fees 32,720
Other 5,817
Total Liabilities 13,097,288
Net Assets $ 337,052,329
* Includes value of securities on loan (Note 2) 42,424,509
Cost of investment securities 292,774,862
Cost of repurchase agreements 11,643,742
Cost of foreign currencies 26,285
Represented by:
Capital $ 304,806,465
Total distributable earnings (loss) 32,245,864
Net Assets $ 337,052,329

Equity Funds (II) - December 31, 2023 - Statements of Assets and Liabilities - 125
NVIT Multi-Manager
Small Cap Growth
Fund
NVIT Multi-Manager
Small Cap Value
Fund
NVIT Multi-Manager
Small Company
Fund
NVIT Real Estate
Fund
$ 134,634,385 $ 214,155,352 $ 352,226,649 $ 214,425,101
19,053,231 13,484,080 27,332,399 —
903,861 3,194,366 2,649,415 1,086,463
— — — —
45,710 137,089 259,114 814,716
8,066 3,888 12,480 —
224,345 452,379 957,998 52,059
450,400 28,339 129,007 49,618
— — — —
— 123 — —
95 192 419 181
155,320,093 231,455,808 383,567,481 216,428,138
186,717 635,284 1,033,876 —
42,454 152,883 400,638 95,385
— — — —
19,053,231 13,484,080 27,332,399 —
94,362 154,340 240,419 108,418
17,338 19,552 25,420 18,409
12,812 10,672 14,983 16,035
19,481 33,861 50,030 28,236
291 424 646 392
31 14 19 15
688 1,539 4,059 1,571
142 220 364 220
8,752 8,837 9,281 8,803
21,710 24,953 69,317 22,569
6,011 3,067 2,905 2,075
19,464,020 14,529,726 29,184,356 302,128
$ 135,856,073 $ 216,926,082 $ 354,383,125 $ 216,126,010
36,227,072 36,918,646 66,309,146 —
103,709,349 183,058,245 302,888,171 168,140,996
19,053,231 13,484,080 27,332,399 —
— — — —
$ 112,122,402 $ 184,754,598 $ 295,377,285 $ 179,850,463
23,733,671 32,171,484 59,005,840 36,275,547
$ 135,856,073 $ 216,926,082 $ 354,383,125 $ 216,126,010

126 - Statements of Assets and Liabilities - December 31, 2023 - Equity Funds (II)
The accompanying notes are an integral part of these financial statements.
NVIT Multi-Manager
Mid Cap Value Fund
Net Assets:
Class I Shares $ 24,318,409
Class II Shares 312,733,920
Class IV Shares —
Total $ 337,052,329
Shares Outstanding (unlimited number of shares authorized):
Class I Shares 3,175,661
Class II Shares 40,438,210
Class IV Shares —
Total 43,613,871
Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares $ 7.66
Class II Shares $ 7.73
Class IV Shares $ —

Equity Funds (II) - December 31, 2023 - Statements of Assets and Liabilities - 127
NVIT Multi-Manager
Small Cap Growth
Fund
NVIT Multi-Manager
Small Cap Value
Fund
NVIT Multi-Manager
Small Company
Fund
NVIT Real Estate
Fund
$ 74,780,053 $ 142,939,208 $ 258,289,549 $ 138,949,337
61,076,020 52,153,608 72,835,028 77,176,673
— 21,833,266 23,258,548 —
$ 135,856,073 $ 216,926,082 $ 354,383,125 $ 216,126,010
5,449,199 15,177,189 14,179,671 18,854,469
5,324,662 5,910,274 4,534,748 10,627,677
— 2,318,924 1,279,227 —
10,773,861 23,406,387 19,993,646 29,482,146
$ 13.72 $ 9.42 $ 18.22 $ 7.37
$ 11.47 $ 8.82 $ 16.06 $ 7.26
$ — $ 9.42 $ 18.18 $ —

128 - Statements of Operations - For the Year Ended December 31, 2023 - Equity Funds (II)
The accompanying notes are an integral part of these financial statements.
NVIT Allspring
Discovery Fund
INVESTMENT INCOME:
Dividend income $ 1,448,680
Interest income 555,627
Income from securities lending (Note 2) 99,342
Foreign tax withholding (19,565)
Total Income 2,084,084
EXPENSES:
Investment advisory fees 3,217,523
Fund administration fees 131,498
Distribution fees Class II Shares 278,886
Administrative servicing fees Class I Shares 222,839
Administrative servicing fees Class II Shares 78,088
Administrative servicing fees Class IV Shares —
Professional fees 43,705
Printing fees 9,687
Trustee fees 15,362
Custodian fees 4,460
Accounting and transfer agent fees 3,554
Compliance program costs (Note 3) 1,822
Other 6,882
Total expenses before fees waived and expenses reimbursed 4,014,306
Distribution fees waived - Class II (Note 3) —
Investment advisory fees waived (Note 3) (124,667)
Expenses reimbursed by adviser (Note 3) (78,715)
Net Expenses 3,810,924
NET INVESTMENT INCOME/(LOSS) (1,726,840)
REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities (Note 9) (25,446,600)
Expiration or closing of futures contracts (Note 2) —
Foreign currency transactions (Note 2) —
Expiration or closing of swap contracts (Note 2) —
Net realized gains (losses) (25,446,600)
Net change in unrealized appreciation/depreciation in the value of:
Investment securities 107,258,173
Futures contracts (Note 2) —
Translation of assets and liabilities denominated in foreign currencies (Note 2) —
Swap contracts (Note 2) —
Net change in unrealized appreciation/depreciation 107,258,173
Net realized/unrealized gains (losses) 81,811,573
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS $ 80,084,733

Equity Funds (II) - For the Year Ended December 31, 2023 - Statements of Operations - 129
NVIT AQR Large
Cap Defensive Style
Fund
NVIT BlackRock
Equity Dividend
Fund
NVIT Calvert Equity
Fund
NVIT Jacobs Levy
Large Cap Core
Fund
NVIT Jacobs Levy
Large Cap Growth
Fund
$ 13,451,144 $ 13,490,519 $ 1,100,016 $ 2,721,914 $ 1,801,768
617,938 1,104,615 109,702 69,858 386,785
45,245 36,407 3,449 — 27,291
— (223,040) — (5,260) —
14,114,327 14,408,501 1,213,167 2,786,512 2,215,844
3,828,930 3,206,404 650,774 1,292,222 1,790,874
187,882 163,951 69,602 93,712 107,017
261,410 1,081,636 232,672 115,679 457,714
615,979 83,319 8,595 253,648 138,972
156,846 648,985 46,536 — 274,630
209,451 26,712 — — —
51,109 49,727 42,102 45,954 40,965
35,023 14,396 9,250 29,883 10,988
23,603 18,095 3,519 7,687 9,934
16,942 15,825 3,086 6,175 11,041
5,086 10,926 8,156 1,819 2,258
2,830 2,197 428 930 1,191
12,263 12,203 1,550 4,190 1,975
5,407,354 5,334,376 1,076,270 1,851,899 2,847,559
— — (148,912) — —
— — (50,061) (101,916) —
— (203,503) (7,186) — (155,108)
5,407,354 5,130,873 870,111 1,749,983 2,692,451
8,706,973 9,277,628 343,056 1,036,529 (476,607)
23,711,216 21,241,737 13,930,203 81,781,913 27,809,630
1,268,204 — — — —
— (8,218) — — —
— — — — 5,044,275
24,979,420 21,233,519 13,930,203 81,781,913 32,853,905
17,740,481 26,960,341 4,645,025 (37,071,037) 50,348,186
316,755 — — — —
— 11,257 — — —
— — — — 225,862
18,057,236 26,971,598 4,645,025 (37,071,037) 50,574,048
43,036,656 48,205,117 18,575,228 44,710,876 83,427,953
$ 51,743,629 $ 57,482,745 $ 18,918,284 $ 45,747,405 $ 82,951,346

130 - Statements of Operations - For the Year Ended December 31, 2023 - Equity Funds (II)
The accompanying notes are an integral part of these financial statements.
NVIT Multi-Manager
Mid Cap Value Fund
INVESTMENT INCOME:
Dividend income $ 7,108,282
Interest income 461,584
Income from securities lending (Note 2) 65,708
Foreign tax withholding (45,898)
Total Income 7,589,676
EXPENSES:
Investment advisory fees 2,515,857
Fund administration fees 120,840
Distribution fees Class II Shares 779,203
Administrative servicing fees Class I Shares 40,790
Administrative servicing fees Class II Shares 31,171
Administrative servicing fees Class IV Shares —
Professional fees 41,128
Printing fees 43,290
Trustee fees 12,017
Custodian fees 10,268
Accounting and transfer agent fees 9,951
Compliance program costs (Note 3) 1,449
Other 3,358
Total expenses before fees waived and expenses reimbursed 3,609,322
Investment advisory fees waived (Note 3) (101,705)
Investment advisory fees voluntarily waived (Note 3) —
Expenses reimbursed by adviser (Note 3) (106,191)
Net Expenses 3,401,426
NET INVESTMENT INCOME/(LOSS) 4,188,250
REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities (Note 9) 5,973,371
Settlement of forward foreign currency contracts (Note 2) (59,997)
Foreign currency transactions (Note 2) 523
Net realized gains (losses) 5,913,897
Net change in unrealized appreciation/depreciation in the value of:
Investment securities 17,863,087
Forward foreign currency contracts (Note 2) (32,117)
Translation of assets and liabilities denominated in foreign currencies (Note 2) 222
Net change in unrealized appreciation/depreciation 17,831,192
Net realized/unrealized gains (losses) 23,745,089
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS $ 27,933,339

Equity Funds (II) - For the Year Ended December 31, 2023 - Statements of Operations - 131
NVIT Multi-Manager
Small Cap Growth
Fund
NVIT Multi-Manager
Small Cap Value
Fund
NVIT Multi-Manager
Small Company
Fund
NVIT Real Estate
Fund
$ 627,134 $ 2,670,433 $ 4,816,505 $ 6,178,041
133,336 213,023 236,949 102,057
56,456 57,360 98,269 —
— (7,341) (14,272) (8,383)
816,926 2,933,475 5,137,451 6,271,715
1,030,244 1,760,305 2,920,821 1,463,475
77,429 88,877 113,893 88,991
136,420 122,626 172,323 187,059
102,198 199,492 376,275 201,366
81,852 73,576 103,394 112,236
— 30,526 32,317 —
33,503 36,396 41,915 35,775
2,356 18,120 2,799 22,240
4,376 7,228 12,090 7,348
3,763 6,235 12,953 7,224
1,345 1,981 3,031 1,833
525 865 1,454 901
1,642 2,447 7,765 4,249
1,475,653 2,348,674 3,801,030 2,132,697
— — (78,500) (27,184)
— — — (170,440)
(1,039) (79,693) — —
1,474,614 2,268,981 3,722,530 1,935,073
(657,688) 664,494 1,414,921 4,336,642
5,975,968 1,672,216 10,702,722 (8,020,334)
— — — —
— — — —
5,975,968 1,672,216 10,702,722 (8,020,334)
14,834,375 30,586,252 32,732,644 28,969,872
— — — —
— — — —
14,834,375 30,586,252 32,732,644 28,969,872
20,810,343 32,258,468 43,435,366 20,949,538
$ 20,152,655 $ 32,922,962 $ 44,850,287 $ 25,286,180

The accompanying notes are an integral part of these financial statements.
132 - Statements of Changes in Net Assets - December 31, 2023 - Equity Funds (II)
NVIT Allspring Discovery Fund
Year Ended
December 31, 2023
Year Ended
December 31, 2022
OPERATIONS:
Net investment income/(loss) $ (1,726,840) $ (3,074,633)
Net realized gains (losses) (25,446,600) (38,383,964)
Net change in unrealized appreciation/depreciation 107,258,173 (217,059,700)
Change in net assets resulting from operations 80,084,733 (258,518,297)
Distributions to Shareholders From:
Distributable earnings:
Class I — (93,427,135)
Class II — (37,834,260)
Class IV — —
Change in net assets from shareholder distributions — (131,261,395)
Change in net assets from capital transactions (42,234,192) 102,931,811
Change in net assets 37,850,541 (286,847,881)
Net Assets:
Beginning of year 405,936,301 692,784,182
End of year $ 443,786,842 $ 405,936,301
CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued $ 2,824,073 $ 7,747,494
Dividends reinvested — 93,427,135
Cost of shares redeemed (31,390,001) (39,214,653)
Total Class I Shares (28,565,928) 61,959,976
Class II Shares
Proceeds from shares issued 15,034,533 32,409,729
Dividends reinvested — 37,834,260
Cost of shares redeemed (28,702,797) (29,272,154)
Total Class II Shares (13,668,264) 40,971,835
Class IV Shares
Proceeds from shares issued — —
Dividends reinvested — —
Cost of shares redeemed — —
Total Class IV Shares — —
Change in net assets from capital transactions $ (42,234,192) $ 102,931,811

Equity Funds (II) - December 31, 2023 - Statements of Changes in Net Assets - 133
NVIT AQR Large Cap Defensive Style Fund NVIT BlackRock Equity Dividend Fund
Year Ended
December 31, 2023
Year Ended
December 31, 2022
Year Ended
December 31, 2023
Year Ended
December 31, 2022
$ 8,706,973 $ 7,773,877 $ 9,277,628 $ 7,457,784
24,979,420 63,764,875 21,233,519 41,815,906
18,057,236 (138,605,275) 26,971,598 (70,685,183)
51,743,629 (67,066,523) 57,482,745 (21,411,493)
(45,402,667) (50,078,963) (5,621,163) (6,474,172)
(11,475,799) (12,500,064) (42,974,792) (49,987,679)
(15,574,081) (16,513,314) (1,784,930) (2,148,858)
(72,452,547) (79,092,341) (50,380,885) (58,610,709)
16,408,200 16,407,243 16,440,976 47,150,229
(4,300,718) (129,751,621) 23,542,836 (32,871,973)
661,961,510 791,713,131 507,584,960 540,456,933
$ 657,660,792 $ 661,961,510 $ 531,127,796 $ 507,584,960
$ 5,329,920 $ 5,805,123 $ 4,893,036 $ 7,486,661
45,402,667 50,078,963 5,621,163 6,474,172
(44,664,432) (48,699,908) (8,113,224) (9,610,799)
6,068,155 7,184,178 2,400,975 4,350,034
4,381,336 7,228,701 18,045,985 42,679,191
11,475,799 12,500,064 42,974,792 49,987,679
(13,628,509) (19,112,816) (47,712,848) (50,490,337)
2,228,626 615,949 13,307,929 42,176,533
1,728,287 963,282 449,957 764,131
15,574,081 16,513,314 1,784,930 2,148,858
(9,190,949) (8,869,480) (1,502,815) (2,289,327)
8,111,419 8,607,116 732,072 623,662
$ 16,408,200 $ 16,407,243 $ 16,440,976 $ 47,150,229

The accompanying notes are an integral part of these financial statements.
134 - Statements of Changes in Net Assets - December 31, 2023 - Equity Funds (II)
NVIT Allspring Discovery Fund
Year Ended
December 31, 2023
Year Ended
December 31, 2022
SHARE TRANSACTIONS:
Class I Shares
Issued 489,926 1,104,528
Reinvested — 16,448,439
Redeemed (5,436,880) (5,296,111)
Total Class I Shares (4,946,954) 12,256,856
Class II Shares
Issued 3,091,576 4,619,150
Reinvested — 7,689,890
Redeemed (5,713,362) (4,791,304)
Total Class II Shares (2,621,786) 7,517,736
Class IV Shares
Issued — —
Reinvested — —
Redeemed — —
Total Class IV Shares — —
Total change in shares (7,568,740) 19,774,592

Equity Funds (II) - December 31, 2023 - Statements of Changes in Net Assets - 135
NVIT AQR Large Cap Defensive Style Fund NVIT BlackRock Equity Dividend Fund
Year Ended
December 31, 2023
Year Ended
December 31, 2022
Year Ended
December 31, 2023
Year Ended
December 31, 2022
242,217 249,954 248,743 344,140
2,197,627 2,297,396 302,377 337,169
(2,046,187) (2,052,377) (418,672) (447,008)
393,657 494,973 132,448 234,301
199,229 302,429 942,680 2,014,476
560,423 578,277 2,344,714 2,638,358
(631,584) (792,044) (2,452,157) (2,299,334)
128,068 88,662 835,237 2,353,500
78,554 39,568 23,047 34,796
754,587 758,218 95,962 111,854
(419,904) (372,073) (76,974) (109,215)
413,237 425,713 42,035 37,435
934,962 1,009,348 1,009,720 2,625,236

The accompanying notes are an integral part of these financial statements.
136 - Statements of Changes in Net Assets - December 31, 2023 - Equity Funds (II)
NVIT Calvert Equity Fund
Year Ended
December 31, 2023
Year Ended
December 31, 2022
OPERATIONS:
Net investment income/(loss) $ 343,056 $ 534,339
Net realized gains 13,930,203 11,305,747
Net change in unrealized appreciation/depreciation 4,645,025 (42,768,503)
Change in net assets resulting from operations 18,918,284 (30,928,417)
Distributions to Shareholders From:
Distributable earnings:
Class I (867,201) (526,004)
Class II (10,981,987) (7,284,243)
Change in net assets from shareholder distributions (11,849,188) (7,810,247)
Change in net assets from capital transactions 2,217,994 (7,490,387)
Change in net assets 9,287,090 (46,229,051)
Net Assets:
Beginning of year 96,114,014 142,343,065
End of year $ 105,401,104 $ 96,114,014
CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued $ 1,892,921 $ 1,292,749
Dividends reinvested 867,201 526,004
Cost of shares redeemed (2,025,698) (1,923,317)
Total Class I Shares 734,424 (104,564)
Class II Shares
Proceeds from shares issued 2,383,856 6,704,843
Dividends reinvested 10,981,987 7,284,243
Cost of shares redeemed (11,882,273) (21,374,909)
Total Class II Shares 1,483,570 (7,385,823)
Change in net assets from capital transactions $ 2,217,994 $ (7,490,387)
SHARE TRANSACTIONS:
Class I Shares
Issued 158,400 91,090
Reinvested 77,394 43,867
Redeemed (169,667) (145,804)
Total Class I Shares 66,127 (10,847)
Class II Shares
Issued 208,863 496,319
Reinvested 981,241 608,443
Redeemed (1,004,192) (1,583,443)
Total Class II Shares 185,912 (478,681)
Total change in shares 252,039 (489,528)

Equity Funds (II) - December 31, 2023 - Statements of Changes in Net Assets - 137
NVIT Jacobs Levy Large Cap Core Fund NVIT Jacobs Levy Large Cap Growth Fund
Year Ended
December 31, 2023
Year Ended
December 31, 2022
Year Ended
December 31, 2023
Year Ended
December 31, 2022
$ 1,036,529 $ 881,824 $ (476,607) $ (339,609)
81,781,913 15,844,372 32,853,905 29,155,573
(37,071,037) (62,710,827) 50,574,048 (64,455,948)
45,747,405 (45,984,631) 82,951,346 (35,639,984)
(13,324,860) (20,140,653) (9,765,131) (20,307,536)
(3,586,192) (5,756,227) (20,095,670) (38,073,479)
(16,911,052) (25,896,880) (29,860,801) (58,381,015)
(6,065,246) 6,829,393 59,445,807 40,419,417
22,771,107 (65,052,118) 112,536,352 (53,601,582)
208,552,635 273,604,753 228,249,687 281,851,269
$ 231,323,742 $ 208,552,635 $ 340,786,039 $ 228,249,687
$ 1,058,932 $ 1,918,661 $ 16,576,581 $ 12,166,422
13,324,860 20,140,653 9,765,131 20,307,536
(17,294,117) (19,063,272) (15,247,086) (15,366,352)
(2,910,325) 2,996,042 11,094,626 17,107,606
1,854,683 6,182,977 71,238,932 74,571,206
3,586,192 5,756,227 20,095,670 38,073,479
(8,595,796) (8,105,853) (42,983,421) (89,332,874)
(3,154,921) 3,833,351 48,351,181 23,311,811
$ (6,065,246) $ 6,829,393 $ 59,445,807 $ 40,419,417
91,221 147,353 2,070,924 1,313,924
1,144,379 1,830,565 1,250,337 2,774,164
(1,471,188) (1,515,893) (1,934,248) (1,696,399)
(235,588) 462,025 1,387,013 2,391,689
161,327 485,590 9,430,908 8,213,960
315,225 534,003 2,708,311 5,446,806
(733,588) (656,304) (5,667,727) (9,908,080)
(257,036) 363,289 6,471,492 3,752,686
(492,624) 825,314 7,858,505 6,144,375

The accompanying notes are an integral part of these financial statements.
138 - Statements of Changes in Net Assets - December 31, 2023 - Equity Funds (II)
NVIT Multi-Manager Mid Cap Value Fund
Year Ended
December 31, 2023
Year Ended
December 31, 2022
OPERATIONS:
Net investment income/(loss) $ 4,188,250 $ 4,767,067
Net realized gains (losses) 5,913,897 50,758,459
Net change in unrealized appreciation/depreciation 17,831,192 (65,683,569)
Change in net assets resulting from operations 27,933,339 (10,158,043)
Distributions to Shareholders From:
Distributable earnings:
Class I (3,908,538) (2,167,849)
Class II (49,923,138) (29,201,294)
Class IV — —
Change in net assets from shareholder distributions (53,831,676) (31,369,143)
Change in net assets from capital transactions 12,778,140 8,614,270
Change in net assets (13,120,197) (32,912,916)
Net Assets:
Beginning of year 350,172,526 383,085,442
End of year $ 337,052,329 $ 350,172,526
CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued $ 6,612,102 $ 7,974,468
Dividends reinvested 3,908,538 2,167,849
Cost of shares redeemed (8,991,972) (5,643,478)
Total Class I Shares 1,528,668 4,498,839
Class II Shares
Proceeds from shares issued 4,380,151 19,845,287
Dividends reinvested 49,923,138 29,201,294
Cost of shares redeemed (43,053,817) (44,931,150)
Total Class II Shares 11,249,472 4,115,431
Class IV Shares
Proceeds from shares issued — —
Dividends reinvested — —
Cost of shares redeemed — —
Total Class IV Shares — —
Change in net assets from capital transactions $ 12,778,140 $ 8,614,270

Equity Funds (II) - December 31, 2023 - Statements of Changes in Net Assets - 139
NVIT Multi-Manager Small Cap Growth Fund NVIT Multi-Manager Small Cap Value Fund
Year Ended
December 31, 2023
Year Ended
December 31, 2022
Year Ended
December 31, 2023
Year Ended
December 31, 2022
$ (657,688) $ (745,457) $ 664,494 $ 643,007
5,975,968 (11,923,334) 1,672,216 10,073,323
14,834,375 (37,425,809) 30,586,252 (41,790,125)
20,152,655 (50,094,600) 32,922,962 (31,073,795)
— (10,821,466) (6,970,539) (21,659,659)
— (10,103,504) (2,581,019) (8,451,760)
— — (1,075,213) (3,307,206)
— (20,924,970) (10,626,771) (33,418,625)
1,289,285 22,120,620 (6,595,496) 15,325,024
21,441,940 (48,898,950) 15,700,695 (49,167,396)
114,414,133 163,313,083 201,225,387 250,392,783
$ 135,856,073 $ 114,414,133 $ 216,926,082 $ 201,225,387
$ 9,995,677 $ 10,726,747 $ 4,999,108 $ 6,294,396
— 10,821,466 6,970,539 21,659,659
(11,040,750) (13,569,550) (15,537,094) (19,322,044)
(1,045,073) 7,978,663 (3,567,447) 8,632,011
22,990,285 20,718,431 5,273,990 8,353,566
— 10,103,504 2,581,019 8,451,760
(20,655,927) (16,679,978) (10,591,770) (11,697,913)
2,334,358 14,141,957 (2,736,761) 5,107,413
— — 299,033 349,933
— — 1,075,213 3,307,206
— — (1,665,534) (2,071,539)
— — (291,288) 1,585,600
$ 1,289,285 $ 22,120,620 $ (6,595,496) $ 15,325,024

The accompanying notes are an integral part of these financial statements.
140 - Statements of Changes in Net Assets - December 31, 2023 - Equity Funds (II)
NVIT Multi-Manager Mid Cap Value Fund
Year Ended
December 31, 2023
Year Ended
December 31, 2022
SHARE TRANSACTIONS:
Class I Shares
Issued 805,417 876,058
Reinvested 537,726 257,641
Redeemed (1,081,566) (624,700)
Total Class I Shares 261,577 508,999
Class II Shares
Issued 532,010 2,243,313
Reinvested 6,803,350 3,446,325
Redeemed (5,218,085) (4,913,901)
Total Class II Shares 2,117,275 775,737
Class IV Shares
Issued — —
Reinvested — —
Redeemed — —
Total Class IV Shares — —
Total change in shares 2,378,852 1,284,736

Equity Funds (II) - December 31, 2023 - Statements of Changes in Net Assets - 141
NVIT Multi-Manager Small Cap Growth Fund NVIT Multi-Manager Small Cap Value Fund
Year Ended
December 31, 2023
Year Ended
December 31, 2022
Year Ended
December 31, 2023
Year Ended
December 31, 2022
788,241 721,388 564,862 648,742
— 874,815 822,925 2,523,799
(874,319) (916,642) (1,758,373) (1,894,234)
(86,078) 679,561 (370,586) 1,278,307
2,224,609 1,611,651 632,394 876,515
— 974,301 325,937 1,048,497
(1,980,560) (1,394,746) (1,290,019) (1,182,971)
244,049 1,191,206 (331,688) 742,041
— — 33,895 38,988
— — 126,948 385,358
— — (190,105) (212,148)
— — (29,262) 212,198
157,971 1,870,767 (731,536) 2,232,546

The accompanying notes are an integral part of these financial statements.
142 - Statements of Changes in Net Assets - December 31, 2023 - Equity Funds (II)
NVIT Multi-Manager Small Company Fund
Year Ended
December 31, 2023
Year Ended
December 31, 2022
OPERATIONS:
Net investment income $ 1,414,921 $ 1,651,701
Net realized gains (losses) 10,702,722 1,491,068
Net change in unrealized appreciation/depreciation 32,732,644 (88,149,037)
Change in net assets resulting from operations 44,850,287 (85,006,268)
Distributions to Shareholders From:
Distributable earnings:
Class I (2,662,953) (64,116,253)
Class II (685,341) (17,737,470)
Class IV (237,351) (5,335,783)
Change in net assets from shareholder distributions (3,585,645) (87,189,506)
Change in net assets from capital transactions (38,808,871) 66,903,485
Change in net assets 2,455,771 (105,292,289)
Net Assets:
Beginning of year 351,927,354 457,219,643
End of year $ 354,383,125 $ 351,927,354
CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued $ 9,366,395 $ 17,705,879
Dividends reinvested 2,662,953 64,116,253
Cost of shares redeemed (45,111,427) (42,262,327)
Total Class I Shares (33,082,079) 39,559,805
Class II Shares
Proceeds from shares issued 11,371,981 20,590,430
Dividends reinvested 685,341 17,737,470
Cost of shares redeemed (16,679,246) (15,185,787)
Total Class II Shares (4,621,924) 23,142,113
Class IV Shares
Proceeds from shares issued 1,160,059 2,109,236
Dividends reinvested 237,351 5,335,783
Cost of shares redeemed (2,502,278) (3,243,452)
Total Class IV Shares (1,104,868) 4,201,567
Change in net assets from capital transactions $ (38,808,871) $ 66,903,485

Equity Funds (II) - December 31, 2023 - Statements of Changes in Net Assets - 143
NVIT Real Estate Fund
Year Ended
December 31, 2023
Year Ended
December 31, 2022
$ 4,336,642 $ 4,386,195
(8,020,334) 3,872,659
28,969,872 (98,541,872)
25,286,180 (90,283,018)
(6,067,833) (14,133,959)
(3,237,978) (7,816,963)
— —
(9,305,811) (21,950,922)
(12,452,932) 3,277,450
3,527,437 (108,956,490)
212,598,573 321,555,063
$ 216,126,010 $ 212,598,573
$ 6,073,562 $ 11,162,115
6,067,833 14,133,959
(19,577,551) (21,510,762)
(7,436,156) 3,785,312
5,429,978 16,797,020
3,237,978 7,816,963
(13,684,732) (25,121,845)
(5,016,776) (507,862)
— —
— —
— —
— —
$ (12,452,932) $ 3,277,450

The accompanying notes are an integral part of these financial statements.
144 - Statements of Changes in Net Assets - December 31, 2023 - Equity Funds (II)
NVIT Multi-Manager Small Company Fund
Year Ended
December 31, 2023
Year Ended
December 31, 2022
SHARE TRANSACTIONS:
Class I Shares
Issued 564,805 817,994
Reinvested 158,861 3,839,572
Redeemed (2,730,437) (2,021,796)
Total Class I Shares (2,006,771) 2,635,770
Class II Shares
Issued 793,802 1,114,812
Reinvested 46,479 1,203,396
Redeemed (1,114,264) (826,683)
Total Class II Shares (273,983) 1,491,525
Class IV Shares
Issued 68,699 103,926
Reinvested 14,187 320,106
Redeemed (153,120) (166,394)
Total Class IV Shares (70,234) 257,638
Total change in shares (2,350,988) 4,384,933

Equity Funds (II) - December 31, 2023 - Statements of Changes in Net Assets - 145
NVIT Real Estate Fund
Year Ended
December 31, 2023
Year Ended
December 31, 2022
868,235 1,326,505
872,923 1,863,960
(2,817,623) (2,484,382)
(1,076,465) 706,083
803,086 1,859,467
473,137 1,046,038
(1,977,264) (2,982,040)
(701,041) (76,535)
— —
— —
— —
— —
(1,777,506) 629,548

146 - Financial Highlights - December 31, 2023 - Equity Funds (II)
The accompanying notes are an integral part of these financial statements.
NVIT Allspring Discovery Fund
Operations Distributions Ratios/Supplemental Data
Period Ended
Net Asset
Value,
Beginning
of Period
Net
Investment
Loss(a)
Net Realized
and
Unrealized
Gains
(Losses)
from
Investments
Total from
Operations
Net
Investment
Income
Net
Realized
Gains
Total
Distributions
Net Asset
Value, End of
Period
Total
Return(b)(c)
Net Assets,
End of Period
(In Thousands)
Ratio of
Expenses
to Average
Net
Assets(d)
Ratio
of Net
Investment
Loss to
Average
Net
Assets(d)
Ratio of
Expenses (Prior
to Reimburse-
ments) to
Average Net
Assets(d)(e)
Portfolio
Turnover(b)(f)
Class I Shares
12/31/2023 $ 5.20 $ (0.02) $ 1.09 $ 1.07 $ — $ — $ — $ 6.27 20.58% $ 330,070 0.82% (0.34)% 0.87% 53.01%
12/31/2022 11.56 (0.04) (4.12) (4.16) — (2.20) (2.20) 5.20 (37.61)% 299,552 0.82% (0.59)% 0.89% 52.92%
12/31/2021 13.85 (0.09) (0.35) (0.44) (0.02) (1.83) (1.85) 11.56 (4.70)% 524,188 0.82% (0.71)% 0.88% 56.85%
12/31/2020 9.91 (0.06) 5.62 5.56 — (1.62) (1.62) 13.85 60.90% 600,572 0.82% (0.57)% 0.89% 86.95%
12/31/2019 9.55 (0.04) 3.49 3.45 — (3.09) (3.09) 9.91 37.25% 415,069 0.85% (0.37)% 0.88% 60.07%
Class II Shares
12/31/2023 4.50 (0.03) 0.95 0.92 — — — 5.42 20.44% 113,717 1.07% (0.59)% 1.12% 53.01%
12/31/2022 10.47 (0.05) (3.72) (3.77) — (2.20) (2.20) 4.50 (37.82)% 106,384 1.07% (0.84)% 1.15% 52.92%
12/31/2021 12.72 (0.12) (0.30) (0.42) — (1.83) (1.83) 10.47 (4.93)% 168,596 1.07% (0.96)% 1.13% 56.85%
12/31/2020 9.23 (0.08) 5.19 5.11 — (1.62) (1.62) 12.72 60.50% 185,865 1.07% (0.82)% 1.14% 86.95%
12/31/2019 9.08 (0.06) 3.30 3.24 — (3.09) (3.09) 9.23 36.84% 146,505 1.10% (0.62)% 1.13% 60.07%
Amounts designated as "—" are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Equity Funds (II) - December 31, 2023 - Financial Highlights - 147
The accompanying notes are an integral part of these financial statements.
NVIT AQR Large Cap Defensive Style Fund
Operations Distributions Ratios/Supplemental Data
Period Ended
Net Asset
Value,
Beginning
of Period
Net
Investment
Income(a)
Net Realized
and
Unrealized
Gains
(Losses)
from
Investments
Total from
Operations
Net
Investment
Income
Net
Realized
Gains
Total
Distributions
Net Asset
Value, End of
Period
Total
Return(b)(c)
Net Assets,
End of Period
(In Thousands)
Ratio of
Expenses
to Average
Net
Assets(d)
Ratio
of Net
Investment
Income to
Average
Net
Assets(d)
Ratio of
Expenses (Prior
to Reimburse-
ments) to
Average Net
Assets(d)
Portfolio
Turnover(b)(e)
Class I Shares
12/31/2023 $ 22.00 $ 0.30 $ 1.42 $ 1.72 $ (0.28) $ (2.24) $ (2.52) $ 21.20 8.27% $ 410,239 0.79% 1.37% 0.79% 20.34%
12/31/2022 27.22 0.28 (2.63) (2.35) (0.27) (2.60) (2.87) 22.00 (8.44)% 416,998 0.79% 1.16% 0.79% 25.96%
12/31/2021 23.53 0.20 4.90 5.10 (0.20) (1.21) (1.41) 27.22 21.88% 502,466 0.80% 0.79% 0.80% 17.86%
12/31/2020 23.17 0.24 2.06 2.30 (0.25) (1.69) (1.94) 23.53 10.35% 462,718 0.80% 1.06% 0.80% 27.72%
12/31/2019 18.90 0.24 5.25 5.49 (0.26) (0.96) (1.22) 23.17 29.31% 492,852 0.79% 1.12% 0.79% 16.10%
Class II Shares
12/31/2023 21.87 0.24 1.42 1.66 (0.23) (2.24) (2.47) 21.06 8.03% 104,400 1.04% 1.12% 1.04% 20.34%
12/31/2022 27.08 0.22 (2.62) (2.40) (0.21) (2.60) (2.81) 21.87 (8.66)% 105,627 1.04% 0.91% 1.04% 25.96%
12/31/2021 23.42 0.14 4.86 5.00 (0.13) (1.21) (1.34) 27.08 21.57% 128,404 1.05% 0.54% 1.05% 17.86%
12/31/2020 23.08 0.18 2.05 2.23 (0.20) (1.69) (1.89) 23.42 10.05% 111,293 1.05% 0.82% 1.05% 27.72%
12/31/2019 18.83 0.19 5.22 5.41 (0.20) (0.96) (1.16) 23.08 29.02% 114,363 1.04% 0.87% 1.04% 16.10%
Class IV Shares
12/31/2023 21.98 0.30 1.42 1.72 (0.28) (2.24) (2.52) 21.18 8.29% 143,021 0.79% 1.37% 0.79% 20.34%
12/31/2022 27.20 0.28 (2.63) (2.35) (0.27) (2.60) (2.87) 21.98 (8.45)% 139,336 0.79% 1.17% 0.79% 25.96%
12/31/2021 23.51 0.20 4.90 5.10 (0.20) (1.21) (1.41) 27.20 21.90% 160,843 0.80% 0.79% 0.80% 17.86%
12/31/2020 23.16 0.24 2.05 2.29 (0.25) (1.69) (1.94) 23.51 10.32% 141,910 0.80% 1.06% 0.80% 27.72%
12/31/2019 18.89 0.24 5.25 5.49 (0.26) (0.96) (1.22) 23.16 29.34% 138,425 0.79% 1.12% 0.79% 16.10%
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

148 - Financial Highlights - December 31, 2023 - Equity Funds (II)
The accompanying notes are an integral part of these financial statements.
NVIT BlackRock Equity Dividend Fund
Operations Distributions Ratios/Supplemental Data
Period Ended
Net Asset
Value,
Beginning
of Period
Net
Investment
Income(a)
Net Realized
and
Unrealized
Gains
(Losses)
from
Investments
Total from
Operations
Net
Investment
Income
Net
Realized
Gains
Total
Distributions
Net Asset
Value, End of
Period
Total
Return(b)(c)
Net Assets,
End of Period
(In Thousands)
Ratio of
Expenses
to Average
Net
Assets(d)
Ratio
of Net
Investment
Income to
Average
Net
Assets(d)
Ratio of
Expenses (Prior
to Reimburse-
ments) to
Average Net
Assets(d)(e)
Portfolio
Turnover(b)(f)
Class I Shares
12/31/2023 $ 19.32 $ 0.40 $ 1.78 $ 2.18 $ (0.35) $ (1.66) $ (2.01) $ 19.49 11.99% $ 57,789 0.80% 2.05% 0.84% 41.27%
12/31/2022 22.79 0.36 (1.32) (0.96) (0.30) (2.21) (2.51) 19.32 (3.99)% 54,699 0.80% 1.67% 0.84% 52.53%
12/31/2021 19.39 0.32 3.60 3.92 (0.29) (0.23) (0.52) 22.79 20.29% 59,202 0.80% 1.46% 0.85% 49.65%
12/31/2020 19.90 0.35 0.25 0.60 (0.31) (0.80) (1.11) 19.39 3.63% 52,262 0.80% 1.96% 0.87% 47.27%
12/31/2019 16.56 0.37 4.07 4.44 (0.34) (0.76) (1.10) 19.90 27.31% 54,306 0.80% 1.98% 0.87% 43.80%
Class II Shares
12/31/2023 19.09 0.35 1.77 2.12 (0.31) (1.66) (1.97) 19.24 11.77% 454,664 1.05% 1.80% 1.09% 41.27%
12/31/2022 22.57 0.30 (1.32) (1.02) (0.25) (2.21) (2.46) 19.09 (4.29)% 435,196 1.05% 1.42% 1.09% 52.53%
12/31/2021 19.21 0.26 3.57 3.83 (0.24) (0.23) (0.47) 22.57 20.00% 461,237 1.05% 1.21% 1.10% 49.65%
12/31/2020 19.74 0.30 0.24 0.54 (0.27) (0.80) (1.07) 19.21 3.35% 373,700 1.05% 1.70% 1.12% 47.27%
12/31/2019 16.44 0.32 4.04 4.36 (0.30) (0.76) (1.06) 19.74 27.01% 333,793 1.05% 1.72% 1.12% 43.80%
Class IV Shares
12/31/2023 19.33 0.40 1.79 2.19 (0.35) (1.66) (2.01) 19.51 12.04% 18,675 0.80% 2.05% 0.84% 41.27%
12/31/2022 22.80 0.36 (1.32) (0.96) (0.30) (2.21) (2.51) 19.33 (3.99)% 17,690 0.80% 1.67% 0.84% 52.53%
12/31/2021 19.40 0.32 3.60 3.92 (0.29) (0.23) (0.52) 22.80 20.28% 20,018 0.80% 1.46% 0.85% 49.65%
12/31/2020 19.91 0.35 0.25 0.60 (0.31) (0.80) (1.11) 19.40 3.63% 18,394 0.80% 1.95% 0.87% 47.27%
12/31/2019 16.57 0.37 4.07 4.44 (0.34) (0.76) (1.10) 19.91 27.29% 18,984 0.80% 1.99% 0.87% 43.80%
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Equity Funds (I) - December 31, 2023 - Financial Highlights - 149
The accompanying notes are an integral part of these financial statements.
NVIT Calvert Equity Fund
Operations Distributions Ratios/Supplemental Data
Period Ended
Net Asset
Value,
Beginning
of Period
Net
Investment
Income(a)
Net Realized
and
Unrealized
Gains
(Losses)
from
Investments
Total from
Operations
Net
Investment
Income
Net
Realized
Gains
Total
Distributions
Net Asset
Value, End of
Period
Total
Return(b)(c)
Net Assets,
End of Period
(In Thousands)
Ratio of
Expenses
to Average
Net
Assets(d)
Ratio
of Net
Investment
Income to
Average
Net
Assets(d)
Ratio of
Expenses (Prior
to Reimburse-
ments) to
Average Net
Assets(d)(e)
Portfolio
Turnover(b)(f)
Class I Shares
12/31/2023 $ 11.31 $ 0.04 $ 2.18 $ 2.22 $ (0.04) $ (1.45) $ (1.49) $ 12.04 20.59% $ 7,800 0.85% 0.36% 0.91% 92.57%
12/31/2022 15.84 0.06 (3.64) (3.58) (0.06) (0.89) (0.95) 11.31 (22.92)% 6,576 0.86% 0.49% 0.92% 30.18%
12/31/2021 14.08 0.04 3.65 3.69 (0.05) (1.88) (1.93) 15.84 26.81% 9,380 0.87% 0.28% 0.94% 17.60%
12/31/2020 13.36 0.11 1.59 1.70 (0.10) (0.88) (0.98) 14.08 13.36% 8,556 0.87% 0.83% 0.94% 105.33%
12/31/2019 11.87 0.10 2.86 2.96 (0.10) (1.37) (1.47) 13.36 26.01% 6,853 0.85% 0.73% 0.86% 27.03%
Class II Shares
12/31/2023 11.29 0.04 2.18 2.22 (0.03) (1.45) (1.48) 12.03 20.68% 97,601 0.87% 0.34% 1.09% 92.57%
12/31/2022 15.82 0.06 (3.64) (3.58) (0.06) (0.89) (0.95) 11.29 (22.95)% 89,538 0.87% 0.49% 1.09% 30.18%
12/31/2021 14.07 0.04 3.64 3.68 (0.05) (1.88) (1.93) 15.82 26.76% 132,963 0.87% 0.27% 1.10% 17.60%
12/31/2020 13.35 0.10 1.60 1.70 (0.10) (0.88) (0.98) 14.07 13.34% 108,906 0.89% 0.81% 1.12% 105.33%
12/31/2019 11.85 0.09 2.87 2.96 (0.09) (1.37) (1.46) 13.35 26.05% 112,156 0.92% 0.68% 1.09% 27.03%
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

150 - Financial Highlights - December 31, 2023 - Equity Funds (II)
The accompanying notes are an integral part of these financial statements.
NVIT Jacobs Levy Large Cap Core Fund
Operations Distributions Ratios/Supplemental Data
Period Ended
Net Asset
Value,
Beginning
of Period
Net
Investment
Income(a)
Net Realized
and
Unrealized
Gains
(Losses)
from
Investments
Total from
Operations
Net
Investment
Income
Net
Realized
Gains
Total
Distributions
Net Asset
Value, End of
Period
Total
Return(b)(c)
Net Assets,
End of Period
(In Thousands)
Ratio of
Expenses
to Average
Net
Assets(d)
Ratio
of Net
Investment
Income to
Average
Net
Assets(d)
Ratio of
Expenses (Prior
to Reimburse-
ments) to
Average Net
Assets(d)(e)
Portfolio
Turnover(b)(f)
Class I Shares
12/31/2023 $ 11.05 $ 0.06 $ 2.44 $ 2.50 $ (0.06) $ (0.90) $ (0.96) $ 12.59 23.39% $ 182,646 0.79% 0.50% 0.84% 166.06%
12/31/2022 15.15 0.05 (2.64) (2.59) (0.05) (1.46) (1.51) 11.05 (17.06)% 162,956 0.83% 0.41% 0.83% 10.20%
12/31/2021 12.24 0.04 3.19 3.23 (0.04) (0.28) (0.32) 15.15 26.57% 216,356 0.84% 0.30% 0.84% 12.58%
12/31/2020 11.78 0.04 1.43 1.47 (0.05) (0.96) (1.01) 12.24 13.55% 187,758 0.85% 0.41% 0.85% 22.11%
12/31/2019 10.06 0.07 2.68 2.75 (0.07) (0.96) (1.03) 11.78 28.07% 185,209 0.84% 0.60% 0.84% 22.98%
Class II Shares
12/31/2023 10.83 0.05 2.38 2.43 (0.05) (0.90) (0.95) 12.31 23.20% 48,678 0.89% 0.40% 0.94% 166.06%
12/31/2022 14.88 0.04 (2.59) (2.55) (0.04) (1.46) (1.50) 10.83 (17.11)% 45,596 0.93% 0.32% 0.93% 10.20%
12/31/2021 12.03 0.03 3.13 3.16 (0.03) (0.28) (0.31) 14.88 26.42% 57,249 0.94% 0.20% 0.94% 12.58%
12/31/2020 11.60 0.03 1.40 1.43 (0.04) (0.96) (1.00) 12.03 13.40% 48,964 0.95% 0.31% 0.95% 22.11%
12/31/2019 9.91 0.06 2.65 2.71 (0.06) (0.96) (1.02) 11.60 28.09% 47,660 0.94% 0.50% 0.94% 22.98%
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Equity Funds (II) - December 31, 2023 - Financial Highlights - 151
The accompanying notes are an integral part of these financial statements.
NVIT Jacobs Levy Large Cap Growth Fund
Operations Distributions Ratios/Supplemental Data
Period Ended
Net Asset
Value,
Beginning
of Period
Net
Investment
Income
(Loss)(a)
Net Realized
and
Unrealized
Gains
(Losses)
from
Investments
Total from
Operations
Net
Investment
Income
Net
Realized
Gains
Total
Distributions
Net Asset
Value, End of
Period
Total
Return(b)(c)
Net Assets,
End of Period
(In Thousands)
Ratio of
Expenses
to Average
Net
Assets(d)
Ratio
of Net
Investment
Income
(Loss) to
Average
Net
Assets(d)
Ratio of
Expenses (Prior
to Reimburse-
ments) to
Average Net
Assets(d)(e)
Portfolio
Turnover(b)(f)
Class I Shares
12/31/2023 $ 6.97 $ — $ 2.39 $ 2.39 $ (0.44) $ (0.42) $ (0.86) $ 8.50 35.36%   $ 108,357 0.81%   (0.01)%   0.87%   106.31%
12/31/2022 10.48 — (1.20) (1.20) (0.50) (1.81) (2.31) 6.97 (12.49)% 79,244 0.81% 0.03% 0.88% 136.52%
12/31/2021 8.94 (0.01) 3.42 3.41 — (1.87) (1.87) 10.48 40.45% 93,990 0.81% (0.11)% 0.90% 107.88%
12/31/2020 12.40 0.01 3.09 3.10 — (6.56) (6.56) 8.94 30.09% 73,693 0.81% 0.07% 0.94% 187.56%
12/31/2019 11.37 0.04 3.26 3.30 (0.49) (1.78) (2.27) 12.40 30.53% 65,304 0.85% 0.33% 0.87% 48.66%
Class II Shares
12/31/2023 6.67 (0.02) 2.28 2.26 (0.44) (0.42) (0.86) 8.07 34.99% 232,429 1.06% (0.26)% 1.12% 106.31%
12/31/2022 10.11 (0.02) (1.15) (1.17) (0.46) (1.81) (2.27) 6.67 (12.64)% 149,006 1.06% (0.23)% 1.14% 136.52%
12/31/2021 8.70 (0.03) 3.31 3.28 — (1.87) (1.87) 10.11 40.03%(g) 187,861 1.06% (0.36)% 1.15% 107.88%
12/31/2020 12.24 (0.02) 3.04 3.02 — (6.56) (6.56) 8.70 29.77%(g) 139,637 1.06% (0.18)% 1.19% 187.56%
12/31/2019 11.25 0.01 3.22 3.23 (0.46) (1.78) (2.24) 12.24 30.22% 128,499 1.10% 0.08% 1.12% 48.66%
Amounts designated as "—" are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

152 - Financial Highlights - December 31, 2023 - Equity Funds (II)
The accompanying notes are an integral part of these financial statements.
NVIT Multi-Manager Mid Cap Value Fund
Operations Distributions Ratios/Supplemental Data
Period Ended
Net Asset
Value,
Beginning
of Period
Net
Investment
Income(a)
Net Realized
and
Unrealized
Gains
(Losses)
from
Investments
Total from
Operations
Net
Investment
Income
Net
Realized
Gains
Total
Distributions
Net Asset
Value, End of
Period
Total
Return(b)(c)
Net Assets,
End of Period
(In Thousands)
Ratio of
Expenses
to Average
Net
Assets(d)
Ratio
of Net
Investment
Income to
Average
Net
Assets(d)
Ratio of
Expenses (Prior
to Reimburse-
ments) to
Average Net
Assets(d)(e)
Portfolio
Turnover(b)(f)
Class I Shares
12/31/2023 $ 8.43 $ 0.11 $ 0.54 $ 0.65 $ (0.13) $ (1.29) $ (1.42) $ 7.66 8.82% $ 24,318 0.93% 1.33% 0.99% 36.55%
12/31/2022 9.52 0.13 (0.39) (0.26) (0.13) (0.70) (0.83) 8.43 (2.59)% 24,558 0.93% 1.44% 0.99% 93.03%
12/31/2021 7.73 0.07 1.80 1.87 (0.08) — (0.08) 9.52 24.20% 22,901 0.93% 0.84% 1.00% 56.28%
12/31/2020 7.98 0.09 (0.19) (0.10) (0.15) — (0.15) 7.73 (1.07)% 16,786 0.95% 1.27% 1.01% 97.54%
12/31/2019 8.04 0.13 1.67 1.80 (0.19) (1.67) (1.86) 7.98 23.97% 18,105 0.97% 1.51% 1.00% 46.78%
Class II Shares
12/31/2023 8.50 0.10 0.54 0.64 (0.12) (1.29) (1.41) 7.73 8.63% 312,734 1.02% 1.24% 1.08% 36.55%
12/31/2022 9.59 0.12 (0.39) (0.27) (0.12) (0.70) (0.82) 8.50 (2.66)% 325,615 1.02% 1.32% 1.08% 93.03%
12/31/2021 7.79 0.07 1.80 1.87 (0.07) — (0.07) 9.59 24.02% 360,185 1.02% 0.73% 1.09% 56.28%
12/31/2020 8.04 0.08 (0.19) (0.11) (0.14) — (0.14) 7.79 (1.14)% 322,931 1.04% 1.17% 1.10% 97.54%
12/31/2019 8.09 0.12 1.69 1.81 (0.19) (1.67) (1.86) 8.04 23.85% 354,803 1.06% 1.39% 1.08% 46.78%
Amounts designated as "—" are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Equity Funds (II) - December 31, 2023 - Financial Highlights - 153
The accompanying notes are an integral part of these financial statements.
NVIT Multi-Manager Small Cap Growth Fund
Operations Distributions Ratios/Supplemental Data
Period Ended
Net Asset
Value,
Beginning
of Period
Net
Investment
Loss(a)
Net Realized
and
Unrealized
Gains
(Losses)
from
Investments
Total from
Operations
Net
Investment
Income
Net
Realized
Gains
Total
Distributions
Net Asset
Value, End of
Period
Total
Return(b)(c)
Net Assets,
End of Period
(In Thousands)
Ratio of
Expenses
to Average
Net
Assets(d)
Ratio
of Net
Investment
Loss to
Average
Net
Assets(d)
Ratio of
Expenses (Prior
to Reimburse-
ments) to
Average Net
Assets(d)(e)
Portfolio
Turnover(b)(f)
Class I Shares
12/31/2023 $ 11.68 $ (0.05) $ 2.09 $ 2.04 $ — $ — $ — $ 13.72 17.47% $ 74,780 1.09% (0.43)% 1.09% 90.98%
12/31/2022 19.86 (0.07) (5.83) (5.90) — (2.28) (2.28) 11.68 (30.33)%(g) 64,673 1.09% (0.49)% 1.11% 77.32%
12/31/2021 19.65 (0.13) 2.16 2.03 — (1.82) (1.82) 19.86 10.25%(g) 96,458 1.09% (0.64)% 1.12% 61.82%
12/31/2020 15.98 (0.11) 6.03 5.92 — (2.25) (2.25) 19.65 40.89% 96,535 1.09% (0.65)% 1.15% 72.58%
12/31/2019 15.95 (0.09) 5.38 5.29 — (5.26) (5.26) 15.98 35.71% 76,434 1.10% (0.50)% 1.12% 65.88%
Class II Shares
12/31/2023 9.79 (0.07) 1.75 1.68 — — — 11.47 17.16% 61,076 1.34% (0.67)% 1.34% 90.98%
12/31/2022 17.19 (0.09) (5.03) (5.12) — (2.28) (2.28) 9.79 (30.51)% 49,741 1.34% (0.73)% 1.36% 77.32%
12/31/2021 17.26 (0.16) 1.91 1.75 — (1.82) (1.82) 17.19 10.05% 66,855 1.34% (0.89)% 1.37% 61.82%
12/31/2020 14.32 (0.13) 5.32 5.19 — (2.25) (2.25) 17.26 40.51% 55,653 1.34% (0.90)% 1.40% 72.58%
12/31/2019 14.76 (0.12) 4.94 4.82 — (5.26) (5.26) 14.32 35.38% 45,612 1.35% (0.75)% 1.37% 65.88%
Amounts designated as "—" are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

154 - Financial Highlights - December 31, 2023 - Equity Funds (II)
The accompanying notes are an integral part of these financial statements.
NVIT Multi-Manager Small Cap Value Fund
Operations Distributions Ratios/Supplemental Data
Period Ended
Net Asset
Value,
Beginning
of Period
Net
Investment
Income
(Loss)(a)
Net Realized
and
Unrealized
Gains
(Losses)
from
Investments
Total from
Operations
Net
Investment
Income
Net
Realized
Gains
Total
Distributions
Net Asset
Value, End of
Period
Total
Return(b)(c)
Net Assets,
End of Period
(In Thousands)
Ratio of
Expenses
to Average
Net
Assets(d)
Ratio
of Net
Investment
Income
(Loss) to
Average
Net
Assets(d)
Ratio of
Expenses (Prior
to Reimburse-
ments) to
Average Net
Assets(d)(e)
Portfolio
Turnover(b)(f)
Class I Shares
12/31/2023 $ 8.47 $ 0.03 $ 1.40 $ 1.43 $ (0.04) $ (0.44) $ (0.48) $ 9.42 17.45% $ 142,939 1.06% 0.39% 1.10% 54.06%
12/31/2022 11.58 0.04 (1.52) (1.48) (0.03) (1.60) (1.63) 8.47 (12.91)% 131,645 1.06% 0.35% 1.11% 52.48%
12/31/2021 8.77 (0.01) 2.82 2.81 — — — 11.58 32.04% 165,179 1.06% (0.06)% 1.13% 60.03%
12/31/2020 8.39 (0.01) 0.44 0.43 (0.01) (0.04) (0.05) 8.77 5.15% 134,656 1.06% (0.09)% 1.15% 49.77%
12/31/2019 10.60 0.07 1.57 1.64 (0.09) (3.76) (3.85) 8.39 19.00% 141,656 1.08% 0.63% 1.10% 127.30%
Class II Shares
12/31/2023 7.96 0.01 1.31 1.32 (0.02) (0.44) (0.46) 8.82 17.15% 52,154 1.31% 0.14% 1.35% 54.06%
12/31/2022 11.00 0.01 (1.44) (1.43) (0.01) (1.60) (1.61) 7.96 (13.16)% 49,703 1.31% 0.11% 1.36% 52.48%
12/31/2021 8.36 (0.03) 2.67 2.64 — — — 11.00 31.58% 60,496 1.31% (0.30)% 1.38% 60.03%
12/31/2020 8.01 (0.02) 0.41 0.39 — (0.04) (0.04) 8.36 4.95% 42,278 1.31% (0.34)% 1.40% 49.77%
12/31/2019 10.29 0.04 1.51 1.55 (0.07) (3.76) (3.83) 8.01 18.69% 39,566 1.33% 0.38% 1.35% 127.30%
Class IV Shares
12/31/2023 8.46 0.03 1.41 1.44 (0.04) (0.44) (0.48) 9.42 17.59% 21,833 1.06% 0.39% 1.10% 54.06%
12/31/2022 11.57 0.04 (1.52) (1.48) (0.03) (1.60) (1.63) 8.46 (12.94)% 19,877 1.06% 0.36% 1.11% 52.48%
12/31/2021 8.77 (0.01) 2.81 2.80 — — — 11.57 31.93% 24,718 1.06% (0.06)% 1.13% 60.03%
12/31/2020 8.39 (0.01) 0.44 0.43 (0.01) (0.04) (0.05) 8.77 5.15% 20,289 1.06% (0.09)% 1.15% 49.77%
12/31/2019 10.60 0.07 1.57 1.64 (0.09) (3.76) (3.85) 8.39 19.00% 20,635 1.08% 0.63% 1.10% 127.30%
Amounts designated as "—" are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Equity Funds (II) - December 31, 2023 - Financial Highlights - 155
The accompanying notes are an integral part of these financial statements.
NVIT Multi-Manager Small Company Fund
Operations Distributions Ratios/Supplemental Data
Period Ended
Net Asset
Value,
Beginning
of Period
Net
Investment
Income
(Loss)(a)
Net Realized
and
Unrealized
Gains
(Losses)
from
Investments
Total from
Operations
Net
Investment
Income
Net
Realized
Gains
Total
Distributions
Net Asset
Value, End of
Period
Total
Return(b)(c)
Net Assets,
End of Period
(In Thousands)
Ratio of
Expenses
to Average
Net
Assets(d)
Ratio
of Net
Investment
Income
(Loss) to
Average
Net
Assets(d)
Ratio of
Expenses
(Prior to
Reimburse-
ments) to
Average Net
Assets(d)(e)
Portfolio
Turnover(b)(f)
Class I Shares
12/31/2023 $ 16.16 $ 0.08 $ 2.17 $ 2.25 $ (0.09) $ (0.10) $ (0.19) $ 18.22 13.99% $ 258,290 1.04% 0.47% 1.06% 80.61%
12/31/2022 25.89 0.10 (4.82) (4.72) (0.08) (4.93) (5.01) 16.16 (18.77)% 261,535 1.05% 0.48% 1.07% 74.80%
12/31/2021 19.99 (0.02) 6.17 6.15 — (0.25) (0.25) 25.89 30.84% 350,780 1.06% (0.07)% 1.08% 74.63%
12/31/2020 17.02 (0.01) 3.67 3.66 — (0.69) (0.69) 19.99 22.69% 263,798 1.09% (0.08)% 1.11% 64.45%
12/31/2019 15.33 0.02 3.73 3.75 (0.01) (2.05) (2.06) 17.02 25.65% 246,026 1.08% 0.10% 1.10% 73.21%
Class II Shares
12/31/2023 14.27 0.03 1.91 1.94 (0.05) (0.10) (0.15) 16.06 13.69% 72,835 1.29% 0.21% 1.31% 80.61%
12/31/2022 23.58 0.04 (4.37) (4.33) (0.05) (4.93) (4.98) 14.27 (18.98)% 68,627 1.30% 0.23% 1.32% 74.80%
12/31/2021 18.27 (0.07) 5.63 5.56 — (0.25) (0.25) 23.58 30.51% 78,214 1.31% (0.31)% 1.33% 74.63%
12/31/2020 15.66 (0.05) 3.35 3.30 — (0.69) (0.69) 18.27 22.36% 50,740 1.34% (0.33)% 1.36% 64.45%
12/31/2019 14.27 (0.02) 3.46 3.44 — (2.05) (2.05) 15.66 25.35% 46,018 1.33% (0.15)% 1.35% 73.21%
Class IV Shares
12/31/2023 16.13 0.08 2.16 2.24 (0.09) (0.10) (0.19) 18.18 13.96% 23,259 1.04% 0.47% 1.06% 80.61%
12/31/2022 25.85 0.10 (4.81) (4.71) (0.08) (4.93) (5.01) 16.13 (18.76)% 21,765 1.05% 0.48% 1.07% 74.80%
12/31/2021 19.97 (0.02) 6.15 6.13 — (0.25) (0.25) 25.85 30.77% 28,226 1.06% (0.08)% 1.08% 74.63%
12/31/2020 17.00 (0.01) 3.67 3.66 — (0.69) (0.69) 19.97 22.72% 23,965 1.09% (0.08)% 1.11% 64.45%
12/31/2019 15.31 0.02 3.73 3.75 (0.01) (2.05) (2.06) 17.00 25.69% 21,200 1.08% 0.10% 1.10% 73.21%
Amounts designated as "—" are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

156 - Financial Highlights - December 31, 2023 - Equity Funds (II)
The accompanying notes are an integral part of these financial statements.
NVIT Real Estate Fund
Operations Distributions Ratios/Supplemental Data
Period Ended
Net Asset
Value,
Beginning
of Period
Net
Investment
Income(a)
Net Realized
and
Unrealized
Gains
(Losses)
from
Investments
Total from
Operations
Net
Investment
Income
Net
Realized
Gains
Total
Distributions
Net Asset
Value, End of
Period
Total
Return(b)(c)
Net Assets,
End of Period
(In Thousands)
Ratio of
Expenses
to Average
Net
Assets(d)
Ratio
of Net
Investment
Income to
Average
Net
Assets(d)
Ratio of
Expenses (Prior
to Reimburse-
ments) to
Average Net
Assets(d)(e)
Portfolio
Turnover(b)(f)
Class I Shares
12/31/2023 $ 6.84 $ 0.15 $ 0.70 $ 0.85 $ (0.16) $ (0.16) $ (0.32) $ 7.37 12.88% $ 138,949 0.84% 2.16% 0.93% 107.42%
12/31/2022 10.55 0.15 (3.09) (2.94) (0.13) (0.64) (0.77) 6.84 (28.52)% 136,237 0.84% 1.83% 0.93% 92.95%
12/31/2021 7.26 0.07 3.32 3.39 (0.10) — (0.10) 10.55 46.75% 202,790 0.85% 0.82% 0.94% 65.02%
12/31/2020 7.83 0.10 (0.53) (0.43) (0.11) (0.03) (0.14) 7.26 (5.39)% 150,351 0.85% 1.39% 0.94% 72.49%
12/31/2019 6.09 0.13 1.74 1.87 (0.13) — (0.13) 7.83 30.70% 174,343 0.84% 1.71% 0.93% 44.83%
Class II Shares
12/31/2023 6.74 0.13 0.70 0.83 (0.15) (0.16) (0.31) 7.26 12.64% 77,177 1.09% 1.92% 1.18% 107.42%
12/31/2022 10.41 0.13 (3.06) (2.93) (0.10) (0.64) (0.74) 6.74 (28.72)% 76,361 1.09% 1.54% 1.18% 92.95%
12/31/2021 7.17 0.05 3.27 3.32 (0.08) — (0.08) 10.41 46.33% 118,765 1.10% 0.57% 1.19% 65.02%
12/31/2020 7.74 0.08 (0.53) (0.45) (0.09) (0.03) (0.12) 7.17 (5.70)% 83,147 1.10% 1.13% 1.19% 72.49%
12/31/2019 6.02 0.11 1.72 1.83 (0.11) — (0.11) 7.74 30.44% 105,887 1.09% 1.48% 1.18% 44.83%
Amounts designated as "—" are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Equity Funds (II) - December 31, 2023 - Notes to Financial Statements - 157
1. Organization
Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended
(the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of
Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2023, the Trust operates sixty-nine (69) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the eleven (11) series listed below (each, a “Fund”; collectively, the “Funds”).
Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Funds. NFA is a wholly owned subsidiary of Nationwide
Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide
Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.
NVIT Allspring Discovery Fund ("Discovery")
NVIT AQR Large Cap Defensive Style Fund ("Defensive Style")
NVIT BlackRock Equity Dividend Fund ("Equity Dividend")
NVIT Calvert Equity Fund (formerly, NVIT BNY Mellon Sustainable U.S. Equity Fund) ("Calvert Equity")
NVIT Jacobs Levy Large Cap Core Fund (formerly, NVIT Neuberger Berman Multi Cap Opportunities Fund) ("JL
Large Cap Core")
NVIT Jacobs Levy Large Cap Growth Fund ("JL Large Cap Growth")
NVIT Multi-Manager Mid Cap Value Fund ("Mid Cap Value")
NVIT Multi-Manager Small Cap Growth Fund ("Small Cap Growth")
NVIT Multi-Manager Small Cap Value Fund ("Small Cap Value")
NVIT Multi-Manager Small Company Fund ("Small Company")
NVIT Real Estate Fund ("Real Estate")
Only separate accounts established by Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, and
Nationwide Life and Annuity Insurance Company (“NLAIC”), a wholly owned subsidiary of NLIC, hold shares of Equity Dividend, JL
Large Cap Core, Small Cap Growth, Small Cap Value, and Real Estate. Shares of Discovery, Defensive Style, Calvert Equity, JL
Large Cap Growth, and Mid Cap Value are held by separate accounts established by NLIC, NLAIC, and other affiliated insurance companies. Shares of Small Company are held by separate accounts established by NLIC, NLAIC, and other unaffiliated insurance companies.
The Funds, as applicable, currently offer Class I, Class II and Class IV shares. Each share class of a Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for any differences in the distribution or service fees, administrative services fees, class specific expenses, certain voting rights, and class names or designations.
Each Fund, except Real Estate, is a diversified fund as defined in the 1940 Act. Real Estate is a non-diversified fund, as defined in the 1940 Act.
Effective February 21, 2023, NVIT Neuberger Berman Multi-Cap Opportunities Fund was renamed to "NVIT Jacobs Levy Large
Cap Core Fund".
Effective March 6, 2023, NVIT BNY Mellon Sustainable U.S. Equity Fund was renamed to "NVIT Calvert Equity Fund".
2. Summary of Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the accounting and the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial
Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including, but not limited to, ASC 946.
The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.

158 - Notes to Financial Statements - December 31, 2023 - Equity Funds (II)
(a) Security Valuation
U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to a Fund’s investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.
The three levels of the hierarchy are summarized as follows.
Level 1 — Quoted prices in active markets for identical assets
Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)
Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.
An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.
Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time”.
Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds ("ETFs") are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S.
federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-
end management investment companies, shares of ETFs and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.
Debt and other fixed-income securities are generally valued at the bid evaluation price provided by an independent pricing service as approved by the Board of Trustees. Evaluations provided by independent pricing service providers may be determined without exclusive reliance on quoted prices and may use broker-dealer quotations, individual trading characteristics and other market data, reported trades or valuation estimates from their internal pricing models. The independent pricing service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, anticipated timing of principal repayments, and quoted prices for similar assets and are generally categorized as
Level 2 investments within the hierarchy. Debt obligations generally involve some risk of default with respect to interest and/or principal payments.
The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.
Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii)
an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.

Equity Funds (II) - December 31, 2023 - Notes to Financial Statements - 159
The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security;
(iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The
FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. Each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the significant inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.
Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level
2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S.
dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.
The following tables provide a summary of the inputs used to value the Funds’ net assets as of December 31, 2023. Please refer to the Statements of Investments for additional information on portfolio holdings.
Discovery
Level 1 Level 2 Level 3 Total
Assets:
Common Stocks $ 437,409,713 $ – $ – $ 437,409,713
Repurchase Agreements – 44,742,746 – 44,742,746
Total $ 437,409,713 $ 44,742,746 $ – $ 482,152,459
Defensive Style
Level 1 Level 2 Level 3 Total
Assets:
Common Stocks $ 642,679,511 $ – $ – $ 642,679,511
Futures Contracts# 354,201 – – 354,201
Repurchase Agreements – 28,198,472 – 28,198,472
Total $ 643,033,712 $ 28,198,472 $ – $ 671,232,184
Equity Dividend
Level 1 Level 2 Level 3 Total
Assets:
Common Stocks
Aerospace & Defense $ 18,746,017 $ – $ – $ 18,746,017
Automobile Components 2,058,983 – – 2,058,983
Automobiles 11,130,423 – – 11,130,423
Banks 55,745,757 – – 55,745,757
Beverages 4,349,940 – – 4,349,940
Building Products 3,800,320 – – 3,800,320
Capital Markets 16,451,182 2,969,839 – 19,421,021
Chemicals 5,942,812 – – 5,942,812
Communications Equipment 9,849,076 – – 9,849,076
Consumer Finance 2,815,720 – – 2,815,720
Consumer Staples Distribution & Retail 9,838,837 – – 9,838,837

160 - Notes to Financial Statements - December 31, 2023 - Equity Funds (II)
Level 1 Level 2 Level 3 Total
Assets:
Containers & Packaging $ 7,528,050 $ – $ – $ 7,528,050
Diversified Telecommunication Services 11,738,127 – – 11,738,127
Electric Utilities 13,529,216 – – 13,529,216
Entertainment 531,537 – – 531,537
Financial Services 20,138,798 – – 20,138,798
Food Products 12,348,251 – – 12,348,251
Ground Transportation 2,845,999 – – 2,845,999
Health Care Equipment & Supplies 19,039,506 6,073,459 – 25,112,965
Health Care Providers & Services 41,784,107 – – 41,784,107
Household Durables 1,796,326 9,110,882 – 10,907,208
Household Products – 2,564,168 – 2,564,168
Industrial Conglomerates – 2,368,822 – 2,368,822
Insurance 30,910,395 2,437,733 – 33,348,128
IT Services 6,775,268 – – 6,775,268
Leisure Products 1,675,534 – – 1,675,534
Life Sciences Tools & Services 3,532,994 – – 3,532,994
Machinery 4,326,881 2,274,340 – 6,601,221
Media 13,492,437 – – 13,492,437
Multi-Utilities 6,879,476 – – 6,879,476
Oil, Gas & Consumable Fuels 8,260,172 24,614,053 – 32,874,225
Personal Care Products 9,558,608 – – 9,558,608
Pharmaceuticals 7,078,555 17,747,195 – 24,825,750
Professional Services 24,111,434 – – 24,111,434
Semiconductors & Semiconductor
Equipment 4,718,946 – – 4,718,946
Software 6,829,262 – – 6,829,262
Specialized REITs 4,293,390 – – 4,293,390
Specialty Retail 3,366,060 – – 3,366,060
Technology Hardware, Storage &
Peripherals – 9,674,260 – 9,674,260
Textiles, Apparel & Luxury Goods 2,895,499 – – 2,895,499
Tobacco 7,180,092 – – 7,180,092
Wireless Telecommunication Services 2,308,272 – – 2,308,272
Total Common Stocks $ 420,202,259 $ 79,834,751 $ – $ 500,037,010
Master Limited Partnership 8,433,712 – – 8,433,712
Repurchase Agreements – 14,402,371 – 14,402,371
Total $ 428,635,971 $ 94,237,122 $ – $ 522,873,093
Calvert Equity
Level 1 Level 2 Level 3 Total
Assets:
Common Stocks $ 103,530,660 $ – $ – $ 103,530,660
Repurchase Agreement – 1,025,306 – 1,025,306
Total $ 103,530,660 $ 1,025,306 $ – $ 104,555,966
JL Large Cap Core
Level 1 Level 2 Level 3 Total
Assets:
Common Stocks $ 229,577,025 $ – $ – $ 229,577,025
Total $ 229,577,025 $ – $ – $ 229,577,025

Equity Funds (II) - December 31, 2023 - Notes to Financial Statements - 161
JL Large Cap Growth
Level 1 Level 2 Level 3 Total
Assets:
Common Stocks $ 329,556,993 $ – $ – $ 329,556,993
Repurchase Agreements – 8,064,450 – 8,064,450
Total Return Swaps† – 1,370,524 – 1,370,524
Total Assets $ 329,556,993 $ 9,434,974 $ – $ 338,991,967
Liabilities:
Total Return Swaps† $ – $ (859,564) $ – $ (859,564)
Total Liabilities $ – $ (859,564) $ – $ (859,564)
Total $ 329,556,993 $ 8,575,410 $ – $ 338,132,403
Mid Cap Value
Level 1 Level 2 Level 3 Total
Assets:
Common Stocks
Aerospace & Defense $ 6,766,980 $ – $ – $ 6,766,980
Air Freight & Logistics 986,583 – – 986,583
Automobile Components 5,488,737 622,898 – 6,111,635
Banks 7,638,057 – – 7,638,057
Beverages – 404,640 – 404,640
Building Products 3,559,508 906,286 – 4,465,794
Capital Markets 9,467,275 – – 9,467,275
Chemicals 8,057,316 1,230,130 – 9,287,446
Commercial Services & Supplies 2,347,494 – – 2,347,494
Communications Equipment 3,401,302 – – 3,401,302
Construction & Engineering – 1,135,739 – 1,135,739
Consumer Finance 1,246,400 – – 1,246,400
Consumer Staples Distribution & Retail 9,487,714 1,783,591 – 11,271,305
Containers & Packaging 12,796,804 – – 12,796,804
Distributors 1,703,952 – – 1,703,952
Diversified REITs 364,880 – – 364,880
Diversified Telecommunication Services 3,228,874 – – 3,228,874
Electric Utilities 16,603,795 – – 16,603,795
Electrical Equipment 2,534,837 – – 2,534,837
Electronic Equipment, Instruments &
Components 9,310,151 – – 9,310,151
Energy Equipment & Services 1,228,300 – – 1,228,300
Entertainment 1,309,109 – – 1,309,109
Financial Services 6,178,285 – – 6,178,285
Food Products 7,399,985 – – 7,399,985
Gas Utilities 3,333,686 – – 3,333,686
Ground Transportation 7,260,986 – – 7,260,986
Health Care Equipment & Supplies 13,137,939 – – 13,137,939
Health Care Providers & Services 16,274,726 – – 16,274,726
Health Care REITs 1,196,771 – – 1,196,771
Hotels, Restaurants & Leisure 5,602,224 – – 5,602,224
Household Products 1,767,241 783,809 – 2,551,050
Independent Power and Renewable
Electricity Producers 1,476,934 – – 1,476,934
Insurance 28,390,541 – – 28,390,541
Interactive Media & Services 1,756,825 – – 1,756,825
IT Services 1,244,698 – – 1,244,698
Life Sciences Tools & Services 5,556,060 – – 5,556,060
Machinery 11,593,582 388,713 – 11,982,295
Media 11,267,661 – – 11,267,661
Metals & Mining 1,670,461 – – 1,670,461
Multi-Utilities 10,028,615 – – 10,028,615
Office REITs 3,347,557 – – 3,347,557

162 - Notes to Financial Statements - December 31, 2023 - Equity Funds (II)
Level 1 Level 2 Level 3 Total
Assets:
Oil, Gas & Consumable Fuels $ 15,191,900 $ – $ – $ 15,191,900
Paper & Forest Products 800,379 – – 800,379
Passenger Airlines 3,002,446 – – 3,002,446
Personal Care Products 478,267 – – 478,267
Pharmaceuticals 5,043,576 – – 5,043,576
Professional Services 12,290,053 – – 12,290,053
Residential REITs 4,824,664 – – 4,824,664
Retail REITs 5,276,181 – – 5,276,181
Semiconductors & Semiconductor
Equipment 5,018,034 – – 5,018,034
Specialized REITs 5,480,995 – – 5,480,995
Specialty Retail 5,560,381 – – 5,560,381
Technology Hardware, Storage &
Peripherals 4,309,470 – – 4,309,470
Textiles, Apparel & Luxury Goods 2,090,900 – – 2,090,900
Trading Companies & Distributors 1,859,876 1,218,583 – 3,078,459
Total Common Stocks $ 317,239,967 $ 8,474,389 $ – $ 325,714,356
Master Limited Partnership 1,857,649 – – 1,857,649
Repurchase Agreements – 11,643,742 – 11,643,742
Total Assets $ 319,097,616 $ 20,118,131 $ – $ 339,215,747
Liabilities:
Forward Foreign Currency Contracts $ – $ (70,460) $ – $ (70,460)
Total Liabilities $ – $ (70,460) $ – $ (70,460)
Total $ 319,097,616 $ 20,047,671 $ – $ 339,145,287
Small Cap Growth
Level 1 Level 2 Level 3 Total
Assets:
Common Stocks $ 133,681,245 $ – $ – $ 133,681,245
Exchange Traded Fund 953,140 – – 953,140
Repurchase Agreements – 19,053,231 – 19,053,231
Total $ 134,634,385 $ 19,053,231 $ – $ 153,687,616
Small Cap Value
Level 1 Level 2 Level 3 Total
Assets:
Common Stocks
Aerospace & Defense $ 203,551 $ – $ – $ 203,551
Air Freight & Logistics 18,114 – – 18,114
Automobile Components 6,076,244 – – 6,076,244
Banks 19,175,394 – – 19,175,394
Biotechnology 7,551,302 – – 7,551,302
Broadline Retail 1,725,114 – – 1,725,114
Building Products 11,347,162 – – 11,347,162
Capital Markets 4,696,013 – – 4,696,013
Chemicals 7,989,366 – – 7,989,366
Commercial Services & Supplies 5,948,344 – – 5,948,344
Communications Equipment 1,147,793 – – 1,147,793
Construction & Engineering 8,274,159 – – 8,274,159
Construction Materials 217,070 – – 217,070
Consumer Finance 4,876,958 – – 4,876,958
Consumer Staples Distribution & Retail 3,973,221 – – 3,973,221
Containers & Packaging 185,460 – – 185,460
Diversified Consumer Services 735,739 – – 735,739

Equity Funds (II) - December 31, 2023 - Notes to Financial Statements - 163
Level 1 Level 2 Level 3 Total
Assets:
Diversified REITs $ 128,054 $ – $ – $ 128,054
Diversified Telecommunication Services 412,137 – – 412,137
Electric Utilities 947,919 – – 947,919
Electrical Equipment 767,754 – – 767,754
Electronic Equipment, Instruments &
Components 6,948,840 – – 6,948,840
Energy Equipment & Services 1,664,545 – – 1,664,545
Entertainment 223,429 – – 223,429
Financial Services 2,170,986 – – 2,170,986
Food Products 1,863,568 – – 1,863,568
Gas Utilities 310,897 – – 310,897
Ground Transportation 4,941,455 – – 4,941,455
Health Care Equipment & Supplies 4,250,989 – – 4,250,989
Health Care Providers & Services 11,592,646 – – 11,592,646
Health Care REITs 108,767 – – 108,767
Health Care Technology 1,835,224 – – 1,835,224
Hotel & Resort REITs 3,924,902 – – 3,924,902
Hotels, Restaurants & Leisure 2,629,407 – – 2,629,407
Household Durables 5,866,312 – – 5,866,312
Independent Power and Renewable
Electricity Producers 883,649 – – 883,649
Insurance 9,263,941 – – 9,263,941
Interactive Media & Services 271,616 – – 271,616
IT Services 2,144,116 – – 2,144,116
Leisure Products 378,926 – – 378,926
Life Sciences Tools & Services 376,283 – – 376,283
Machinery 6,725,907 – – 6,725,907
Media 1,332,896 – – 1,332,896
Metals & Mining 4,297,558 – – 4,297,558
Mortgage Real Estate Investment Trusts
(REITs) 137,632 – – 137,632
Office REITs 1,832,533 – – 1,832,533
Oil, Gas & Consumable Fuels 10,845,900 – – 10,845,900
Paper & Forest Products 810,803 – – 810,803
Personal Care Products 2,935,047 – – 2,935,047
Pharmaceuticals 805,043 – – 805,043
Professional Services 6,491,140 – – 6,491,140
Real Estate Management & Development 4,432,450 – – 4,432,450
Semiconductors & Semiconductor
Equipment 688,682 – – 688,682
Software 9,414,362 – – 9,414,362
Specialty Retail 6,233,281 – – 6,233,281
Technology Hardware, Storage &
Peripherals 1,147,826 – – 1,147,826
Textiles, Apparel & Luxury Goods 1,706,343 – – 1,706,343
Tobacco 458,532 – – 458,532
Trading Companies & Distributors 5,810,968 – – 5,810,968
Wireless Telecommunication Services 1,083 – – 1,083
Total Common Stocks $ 214,155,352 $ – $ – $ 214,155,352
Repurchase Agreements – 13,484,080 – 13,484,080
Rights – – – –
Total $ 214,155,352 $ 13,484,080 $ – $ 227,639,432
Small Company
Level 1 Level 2 Level 3 Total
Assets:
Common Stocks
Aerospace & Defense $ 6,172,648 $ – $ – $ 6,172,648

164 - Notes to Financial Statements - December 31, 2023 - Equity Funds (II)
Level 1 Level 2 Level 3 Total
Assets:
Air Freight & Logistics $ 38,200 $ – $ – $ 38,200
Automobile Components 7,558,025 – – 7,558,025
Banks 37,657,044 – – 37,657,044
Beverages 1,400,619 – – 1,400,619
Biotechnology 16,589,157 – – 16,589,157
Broadline Retail 968,693 – – 968,693
Building Products 4,792,577 – – 4,792,577
Capital Markets 8,180,536 – – 8,180,536
Chemicals 3,517,483 – – 3,517,483
Commercial Services & Supplies 9,071,546 – – 9,071,546
Communications Equipment 2,087,670 – – 2,087,670
Construction & Engineering 7,099,175 – – 7,099,175
Construction Materials 1,472,392 – – 1,472,392
Consumer Finance 9,464,483 – – 9,464,483
Consumer Staples Distribution & Retail 2,808,031 – – 2,808,031
Containers & Packaging 382,205 – – 382,205
Diversified Consumer Services 4,386,646 – – 4,386,646
Diversified REITs 267,093 – – 267,093
Diversified Telecommunication Services 804,283 – – 804,283
Electric Utilities 1,868,283 – – 1,868,283
Electrical Equipment 3,237,730 – – 3,237,730
Electronic Equipment, Instruments &
Components 6,689,246 – – 6,689,246
Energy Equipment & Services 5,330,093 – – 5,330,093
Entertainment 1,607,895 – – 1,607,895
Financial Services 6,420,407 – – 6,420,407
Gas Utilities 288,701 – – 288,701
Ground Transportation 4,619,815 – – 4,619,815
Health Care Equipment & Supplies 9,943,129 – – 9,943,129
Health Care Providers & Services 8,578,282 – – 8,578,282
Health Care Technology 4,129,115 – – 4,129,115
Hotel & Resort REITs 6,835,070 – – 6,835,070
Hotels, Restaurants & Leisure 6,206,400 – – 6,206,400
Household Durables 14,944,411 – – 14,944,411
Independent Power and Renewable
Electricity Producers 1,555,977 – – 1,555,977
Industrial REITs 602,635 – – 602,635
Insurance 11,747,094 – – 11,747,094
Interactive Media & Services 596,352 – – 596,352
IT Services 5,208,122 – – 5,208,122
Leisure Products 605,375 – – 605,375
Life Sciences Tools & Services 5,362,338 – – 5,362,338
Machinery 7,700,814 – – 7,700,814
Media 2,437,538 – – 2,437,538
Metals & Mining 10,377,679 – – 10,377,679
Mortgage Real Estate Investment Trusts
(REITs) 228,845 – – 228,845
Office REITs 3,232,523 – – 3,232,523
Oil, Gas & Consumable Fuels 22,753,956 – – 22,753,956
Paper & Forest Products 1,468,367 – – 1,468,367
Personal Care Products 3,972,935 – – 3,972,935
Pharmaceuticals 2,301,634 – – 2,301,634
Professional Services 2,952,957 – – 2,952,957
Real Estate Management & Development 3,675,314 – – 3,675,314
Semiconductors & Semiconductor
Equipment 11,074,948 – – 11,074,948
Software 27,448,892 – – 27,448,892
Specialty Retail 6,138,686 – – 6,138,686
Technology Hardware, Storage &
Peripherals 1,626,656 – – 1,626,656
Textiles, Apparel & Luxury Goods 3,084,009 – – 3,084,009

Equity Funds (II) - December 31, 2023 - Notes to Financial Statements - 165
The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.
(b) Cash Overdraft
Certain Funds may have overdrawn U.S. dollar and/or foreign currency balances with the Funds' custodian bank, JPMorgan
Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Funds' borrowing policy, the advance is deemed a temporary loan to the Funds. Such loans are payable upon demand and bear interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. These advances are separate from, and were not made pursuant to, the credit agreement discussed in Note 4. A Fund with an overdraft is subject to a lien by JPMorgan on the Fund’s account and JPMorgan may charge the Fund’s account for any amounts owed to JPMorgan. JPMorgan also has the right to set off as appropriate and apply all deposits and credits held by or owing to JPMorgan against such amount, subject to the terms of the custody agreement.
As of December 31, 2023, the Funds did not have overdrawn balances.
(c) Foreign Currency Transactions
The accounting records of the Funds are maintained in U.S. dollars. The Funds may, nevertheless, engage in foreign currency transactions. In those instances, a Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Funds' investments, assets, and liabilities.
Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of a Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in
Level 1 Level 2 Level 3 Total
Assets:
Tobacco $ 1,013,226 $ – $ – $ 1,013,226
Trading Companies & Distributors 9,617,818 – – 9,617,818
Wireless Telecommunication Services 24,876 – – 24,876
Total Common Stocks $ 352,226,649 $ – $ – $ 352,226,649
Repurchase Agreements – 27,332,399 – 27,332,399
Rights – – – –
Total $ 352,226,649 $ 27,332,399 $ – $ 379,559,048
Real Estate
Level 1 Level 2 Level 3 Total
Assets:
Common Stocks $ 214,425,101 $ – $ – $ 214,425,101
Total $ 214,425,101 $ – $ – $ 214,425,101
# Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day's variation margin is reported within the Statements of Assets and Liabilities.
† Swap contracts are included in the table at value, with the exception of centrally cleared and equity swap contracts which are included in the table at unrealized appreciation/(depreciation). For centrally cleared swaps, only the variation margin on swap contracts is reported in the Statements of Asset and Liabilities.
As of December 31, 2023, Mid Cap Value held one common stock investment that was categorized as a Level 3 investment which was valued at $0.
As of December 31, 2023, Small Cap Value held one rights investment and one common stock investment that were categorized as Level 3 investments which were each valued at $0.
As of December 31, 2023, Small Company held one rights investment and two common stock investments that were categorized as Level 3 investments which were each valued at $0.

166 - Notes to Financial Statements - December 31, 2023 - Equity Funds (II)
unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on a Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statements of Operations under “Net realized gains (losses) from foreign currency transactions”
and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies," if applicable.
(d) Swap Contracts
Total Return Swap Contracts — Certain Funds entered into total return swap contracts to take long and short positions in equities or to obtain exposure to a foreign market and/or foreign index without owning such securities or investing directly in that foreign market and/or foreign index, as applicable, to meet each Fund's stated investment strategies as shown in the Fund's Prospectus.
Total return swap contracts are agreements in which the Fund and the counterparty each agree to pay the other party the difference between the relative investment performance that would have been achieved if the notional amount of the total return swap contract had been invested in the particular foreign market and/or foreign indices and the return for payments equal to the fixed or floating rate of interest. The counterparty to a total return swap contract is a financial institution. Each Fund has segregated liquid assets to cover its obligations under the total return swap contract.
Total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that a
Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty.
Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value.
The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio. Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between a Fund and the counterparty. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of a Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.
Total return swap contracts are marked-to-market daily based on valuations from an independent pricing service. An independent pricing service can utilize daily swap curves and models that incorporate a number of market data factors, such as, but not limited to, discounted cash flows, trades, and values of the underlying reference instruments, such as the foreign market and/or foreign index.
Total return swap contracts are generally categorized as Level 2 investments within the hierarchy.
The Funds' swap agreements are disclosed in the Statements of Assets and Liabilities under “Swap contracts, at value” for over-the counter (“OTC”) swaps and under “Receivable/payable for variation margin on centrally cleared swap contracts” for centrally cleared swaps, in a table in the Statement of Investments, and in the Statements of Operations under “Net realized gains
(losses) from expiration or closing of swap contracts” and “Net change in unrealized appreciation/depreciation in the value of swap contracts," as applicable.
(e) Forward Foreign Currency Contracts
Certain Funds entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency, to express a view on a foreign currency vs. the U.S. dollar or other foreign currency, to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency, and/or to seek to protect against anticipated changes in future foreign currency exchange rate, as applicable, to meet each Fund's stated investment strategies as shown in the Fund's Prospectus.
A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked-to-market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded.
Realized gains or losses are recorded at the time the forward foreign currency contract matures or at the time of delivery of the

Equity Funds (II) - December 31, 2023 - Notes to Financial Statements - 167
currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.
The Funds' forward foreign currency contracts are disclosed in the Statements of Assets and Liabilities under “Unrealized appreciation/(depreciation) on forward foreign currency contracts,” in a table in the Statement of Investments and in the Statements of Operations under “Net realized gains (losses) from settlement of forward foreign currency contracts” and “Net change in unrealized appreciation/depreciation in the value of forward foreign currency contracts,” as applicable.
(f) Futures Contracts
Certain Funds are subject to equity price and/or interest rate risk in the normal course of pursuing their objectives. Certain Funds entered into financial futures contracts (“futures contracts”) to manage currency risk, to equitize cash balances, to more efficiently manage the portfolio, to modify exposure to volatility, to increase or decrease the baseline equity exposure, to gain exposure to and/or hedge against changes in interest rates, for the purpose of managing active risk in the portfolio, to gain exposure to and/
or hedge against the value of equities and/or to gain exposure to foreign currencies, as applicable, to meet each Fund's stated
investment strategies as shown in the Fund's Prospectus. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.
Upon entering into a futures contract, a Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, a Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as
“variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by a Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level
1 investments within the hierarchy.
A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.
Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. A Fund’s investments in futures contracts entail limited counterparty credit risk because a Fund invests only in exchange traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.
The Funds' futures contracts are reflected in the Statements of Assets and Liabilities under “Receivable/Payable for variation margin on futures contracts," in a table in the Statement of Investments and in the Statements of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts,” as applicable.
The following is a summary of the Funds’ derivative instruments categorized by risk exposure as of December 31, 2023:
Fair Values of Derivatives Not Accounted for as Hedging Instruments as of December 31, 2023:
Defensive Style
Assets: Statements of Assets and Liabilities Fair Value
Futures Contracts#
Equity risk Receivable/payable for variation margin on futures contracts $ 354,201
Total $ 354,201

168 - Notes to Financial Statements - December 31, 2023 - Equity Funds (II)
The Effect of Derivative Instruments on the Statements of Operations for the Year Ended December 31, 2023:
Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in the Statements of Operations for the Year
Ended December 31, 2023:
JL Large Cap Growth
Assets: Statements of Assets and Liabilities Fair Value
Swap Contracts†
Equity risk Swap contracts, at value $ 1,370,524
Total $ 1,370,524
Liabilities:
Swap Contracts†
Equity risk Swap contracts, at value $ (859,564)
Total $ (859,564)
Mid Cap Value
Liabilities: Statements of Assets and Liabilities Fair Value
Forward Foreign Currency Contracts
Currency risk Unrealized depreciation on forward foreign currency contracts $ (70,460)
Total $ (70,460)
# Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day's variation margin is reported within the Statements of Assets and Liabilities.
† Swap contracts are included in the table at value, with the exception of centrally cleared and equity swap contracts which are included in the table at unrealized appreciation/(depreciation). For centrally cleared swaps, only the variation margin on swap contracts is reported in the Statements of Asset and Liabilities.
Defensive Style
Realized Gains (Losses): Total
Futures Contracts
Equity risk $ 1,268,204
Total $ 1,268,204
JL Large Cap Growth
Realized Gains (Losses): Total
Swap Contracts
Equity risk $ 5,044,275
Total $ 5,044,275
Mid Cap Value
Realized Gains (Losses): Total
Forward Foreign Currency Contracts
Currency risk $ (59,997)
Total $ (59,997)
Defensive Style
Unrealized Appreciation/Depreciation: Total
Futures Contracts
Equity risk $ 316,755
Total $ 316,755
JL Large Cap Growth
Unrealized Appreciation/Depreciation: Total
Swap Contracts
Equity risk $ 225,862
Total $ 225,862

Equity Funds (II) - December 31, 2023 - Notes to Financial Statements - 169
The following is a summary of the Funds' average volume of derivative instruments held during the year ended December 31,
2023:
The Funds are required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Funds’ financial position. In order to better define its contractual rights and to secure rights that will help certain Funds mitigate their counterparty risk, certain Funds entered into an International
Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with each of their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between certain Funds and a counterparty that governs OTC derivatives and forward foreign currency contracts and typically contains, among other things, collateral posting items, if applicable, and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, certain Funds may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master
Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The counterparty is a financial institution.
As of December 31, 2023, certain Funds may have entered into futures contracts. The futures contract agreements do not provide for netting arrangements.
For financial reporting purposes, certain Funds do not offset derivative assets and derivative liabilities that may be subject to netting arrangements on the “Statements of Assets and Liabilities".
The following tables set forth certain Funds' net exposure by counterparty for forward foreign currency contracts and OTC swap contracts, as applicable, that are subject to enforceable master netting arrangements or similar arrangements as of December 31,
2023:
Mid Cap Value
Unrealized Appreciation/Depreciation: Total
Forward Foreign Currency Contracts
Currency risk $ (32,117)
Total $ (32,117)
Defensive Style
Futures Contracts:
Average Notional Balance Long $ 9,799,350
JL Large Cap Growth
Total Return Swaps:
Average Notional Balance — Receives Float Rate $ 89,222,556
Average Notional Balance — Pays Float Rate $ (82,809,791)
Mid Cap Value
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased $ 471,464
Average Settlement Value Sold $ 8,397,480
JL Large Cap Growth
Offsetting of Financial Assets, Derivative Assets and Collateral Received by Counterparty:
Gross Amounts Not Offset in the
Statements of Assets and Liabilities
Counterparty Description
Gross Amounts
of Recognized
Asset
Derivatives
Derivatives
Available for
Offset
Collateral
Received
Net Amount
of Asset
Derivatives
JPMorgan Chase
Bank NA Swap Contracts $ 1,370,524 $ (771,841) $ — $ 598,683
Total $ 1,370,524 $ (771,841) $ — $ 598,683

170 - Notes to Financial Statements - December 31, 2023 - Equity Funds (II)
(g) Securities Lending
During the year ended December 31, 2023, certain Funds entered into securities lending transactions. To generate additional income, the Funds lent their portfolio securities, up to 33 1/3% of the total assets of a Fund, to brokers, dealers, and other financial institutions.
JPMorgan serves as securities lending agent for the securities lending program for the Funds. Securities lending transactions are considered to be overnight and continuous and can be terminated by a Fund or the borrower at any time.
The Funds receive payments from JPMorgan equivalent to any dividends and/or interest while on loan, in lieu of income which is included as “Dividend income” and/or “Interest income”, as applicable, on the Statements of Operations. The Funds also receive interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral or receiving a fee with respect to the receipt of non-cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statements of Operations under “Income from securities lending”. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially.
Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. For Funds to which JPMorgan is not an affiliate, JPMorgan receives a fee based on a percentage of earnings (less any rebates paid to the borrower) derived from the investment of cash collateral, or a percentage of the fee paid by the borrower for loans collateralized by non-cash collateral. For Funds to which JPMorgan is an affiliate, JPMorgan receives a flat fee based on a percentage of the market value of loaned securities.
Offsetting of Financial Liabilities, Derivative Liabilities and Collateral Pledged by Counterparty:
Gross Amounts Not Offset in the
Statements of Assets and Liabilities
Counterparty Description
Gross Amounts
of Recognized
Liability
Derivatives
Derivatives
Available for
Offset
Collateral
Pledged
*
Net Amount
of Liability
Derivatives
JPMorgan Chase
Bank NA
Swap Contracts
$ (771,841) $ 771,841 $ — $ —
Total $ (771,841) $ 771,841 $ — $ —
* Per GAAP disclosure requirements, the table above does not include the additional collateral pledged from the counterparties.
Aggregate additional collateral pledged was $5,890,000.
Mid Cap Value
Offsetting of Financial Liabilities, Derivative Liabilities and Collateral Pledged by Counterparty:
Gross Amounts Not Offset in the
Statements of Assets and Liabilities
Counterparty Description
Gross Amounts
of Recognized
Liability
Derivatives
Derivatives
Available for
Offset
Collateral
Pledged
Net Amount
of Liability
Derivatives
Bank of America NA
Forward Foreign
Currency Contracts $ (19,304) $ — $ — $ (19,304)
Goldman Sachs Bank
USA
Forward Foreign
Currency Contracts (15,494) — — (15,494)
JPMorgan Chase
Bank NA
Forward Foreign
Currency Contracts (17,831) — — (17,831)
Morgan Stanley Co.,
Inc.
Forward Foreign
Currency Contracts (17,831) — — (17,831)
Total $ (70,460) $ — $ — $ (70,460)

Equity Funds (II) - December 31, 2023 - Notes to Financial Statements - 171
In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-
to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2023, which were comprised of repurchase agreements purchased with cash collateral, as shown on each
Fund's Statement of Investments, were as follows:
The Trust’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and
(ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100%
of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the
Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Funds and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, if any, please refer to the Statement of Investments.
The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the collateral is less than the purchase cost of the replacement securities, JPMorgan is responsible for such shortfall, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement.
As of December 31, 2023, the Securities Lending Agency Agreement does not permit the Funds to enforce a netting arrangement.
(h) Joint Repurchase Agreements
During the year ended December 31, 2023, certain Funds, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the SEC, transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Funds' custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations.
For repos, each Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.
l
Fund
Amounts of
Liabilities Presented
in the Statements
of Assets and
Liabilities
Discovery $ 44,742,746
Defensive Style 28,198,472
Equity Dividend 14,402,371
Calvert Equity 1,025,306
JL Large Cap Growth 8,064,450
Mid Cap Value 11,643,742
Small Cap Growth 19,053,231
Small Cap Value 13,484,080
Small Company 27,332,399

172 - Notes to Financial Statements - December 31, 2023 - Equity Funds (II)
As of December 31, 2023, certain Funds' investment in joint repos was subject to an enforceable netting arrangement. The Funds'
proportionate holding in joint repos was as follows:
As of December 31, 2023, the joint repos on a gross basis were as follows:
Bank of America NA, 5.34%, dated 12/29/2023, due 1/2/2024, repurchase price $100,059,333, collateralized by U.S.
Government Agency Securities, ranging from 3.00% - 3.50%, maturing 5/1/2045 - 1/1/2047; total market value $102,000,000.
BNP Paribas Securities Corp., 5.34%, dated 12/29/2023, due 1/2/2024, repurchase price $ 45,026,700, collateralized by
U.S. Government Treasury Securities, ranging from 0.00% - 4.63%, maturing 12/31/2023 - 5/15/2044; total market value $
45,900,000.
BofA Securities, Inc., 5.34%, dated 12/29/2023, due 1/2/2024, repurchase price $43,775,958, collateralized by U.S. Government
Agency Securities, ranging from 1.25% - 6.74%, maturing 1/25/2025 - 11/20/2072; total market value $44,625,000.
Cantor Fitzgerald & Co., 5.40%, dated 12/29/2023, due 1/2/2024, repurchase price $ 146,982,433, collateralized by U.S.
Government Agency Securities, ranging from 0.38% - 28.14%, maturing 10/15/2024 - 11/20/2073; total market value
$149,832,183.
ING Financial Services LLC, 5.32%, dated 12/29/2023, due 1/2/2024, repurchase price $35,020,689, collateralized by
U.S. Government Treasury Securities, ranging from 0.00% - 5.35%, maturing 1/15/2024 - 11/15/2053; total market value
$35,700,005.
MetLife, Inc., 5.33%, dated 12/29/2023, due 1/2/2024, repurchase price $144,080,277, collateralized by U.S. Government
Treasury Securities, 0.00%, maturing 5/15/2046; total market value $146,955,445.
Pershing LLC, 5.33%, dated 12/29/2023, due 1/2/2024, repurchase price $234,398,780, collateralized by U.S. Government
Agency Securities, ranging from 0.27% - 8.00%, maturing 2/15/2024 - 10/20/2073; total market value $238,945,247.
Santander US Capital Markets, 5.38%, dated 12/29/2023, due 1/2/2024, repurchase price $99,059,180, collateralized by U.S.
Government Agency Securities, ranging from 2.00% - 7.19%, maturing 6/1/2024 - 8/20/2071; total market value $101,040,364.
Discovery
Gross Amounts
not Offset in the
Statements of
Assets and
Liabilities
Counterparty
Gross
Amounts of
Recognized
Assets
Gross
Amounts
Offset in the
Statements of
Assets and
Liabilities
Net Amounts
of Assets Presented
in the Statements of
Assets and
Liabilities
Collateral
Received
*
Net
Amounts
of Assets
BNP Paribas
Securities Corp. $ 10,000,000 $ – $ 10,000,000 $ (10,000,000) $ –
BofA Securities, Inc. 10,000,000 – 10,000,000 (10,000,000) –
Cantor Fitzgerald &
Co. 2,742,746 – 2,742,746 (2,742,746) –
ING Financial
Services LLC 20,000,000 – 20,000,000 (20,000,000) –
Pershing LLC 2,000,000 – 2,000,000 (2,000,000) –
Total $ 44,742,746 $ – $ 44,742,746 $ (44,742,746) $ –

Equity Funds (II) - December 31, 2023 - Notes to Financial Statements - 173
Defensive Style
Gross Amounts
not Offset in the
Statements of
Assets and
Liabilities
Counterparty
Gross
Amounts of
Recognized
Assets
Gross
Amounts
Offset in the
Statements of
Assets and
Liabilities
Net Amounts
of Assets Presented
in the Statements of
Assets and
Liabilities
Collateral
Received
*
Net
Amounts
of Assets
Bank of America NA $ 5,000,000 $ – $ 5,000,000 $ (5,000,000) $ –
BofA Securities, Inc. 1,132,384 – 1,132,384 (1,132,384) –
Cantor Fitzgerald &
Co. 66,088 – 66,088 (66,088) –
MetLife, Inc. 5,000,000 – 5,000,000 (5,000,000) –
Pershing LLC 17,000,000 – 17,000,000 (17,000,000) –
Total $ 28,198,472 $ – $ 28,198,472 $ (28,198,472) $ –
Equity Dividend
Gross Amounts
not Offset in the
Statements of
Assets and
Liabilities
Counterparty
Gross
Amounts of
Recognized
Assets
Gross
Amounts
Offset in the
Statements of
Assets and
Liabilities
Net Amounts
of Assets Presented
in the Statements of
Assets and
Liabilities
Collateral
Received
*
Net
Amounts
of Assets
Bank of America NA $ 2,000,000 $ – $ 2,000,000 $ (2,000,000) $ –
BofA Securities, Inc. 1,810,892 – 1,810,892 (1,810,892) –
Cantor Fitzgerald &
Co. 3,774,263 – 3,774,263 (3,774,263) –
MetLife, Inc. 5,000,000 – 5,000,000 (5,000,000) –
Pershing LLC 1,817,216 – 1,817,216 (1,817,216) –
Total $ 14,402,371 $ – $ 14,402,371 $ (14,402,371) $ –
Calvert Equity
Gross Amounts
not Offset in the
Statements of
Assets and
Liabilities
Counterparty
Gross
Amounts of
Recognized
Assets
Gross
Amounts
Offset in the
Statements of
Assets and
Liabilities
Net Amounts
of Assets Presented
in the Statements of
Assets and
Liabilities
Collateral
Received
*
Net
Amounts
of Assets
Cantor Fitzgerald &
Co. $ 1,025,306 $ – $ 1,025,306 $ (1,025,306) $ –
Total $ 1,025,306 $ – $ 1,025,306 $ (1,025,306) $ –

174 - Notes to Financial Statements - December 31, 2023 - Equity Funds (II)
JL Large Cap Growth
Gross Amounts
not Offset in the
Statements of
Assets and
Liabilities
Counterparty
Gross
Amounts of
Recognized
Assets
Gross
Amounts
Offset in the
Statements of
Assets and
Liabilities
Net Amounts
of Assets Presented
in the Statements of
Assets and
Liabilities
Collateral
Received
*
Net
Amounts
of Assets
Bank of America NA $ 2,000,000 $ – $ 2,000,000 $ (2,000,000) $ –
Cantor Fitzgerald &
Co. 2,864,450 – 2,864,450 (2,864,450) –
MetLife, Inc. 1,700,000 – 1,700,000 (1,700,000) –
Pershing LLC 1,500,000 – 1,500,000 (1,500,000) –
Total $ 8,064,450 $ – $ 8,064,450 $ (8,064,450) $ –
Mid Cap Value
Gross Amounts
not Offset in the
Statements of
Assets and
Liabilities
Counterparty
Gross
Amounts of
Recognized
Assets
Gross
Amounts
Offset in the
Statements of
Assets and
Liabilities
Net Amounts
of Assets Presented
in the Statements of
Assets and
Liabilities
Collateral
Received
*
Net
Amounts
of Assets
Cantor Fitzgerald &
Co. $ 2,643,742 $ – $ 2,643,742 $ (2,643,742) $ –
ING Financial
Services LLC 5,000,000 – 5,000,000 (5,000,000) –
MetLife, Inc. 1,000,000 – 1,000,000 (1,000,000) –
Pershing LLC 2,000,000 – 2,000,000 (2,000,000) –
Santander US Capital
Markets 1,000,000 – 1,000,000 (1,000,000) –
Total $ 11,643,742 $ – $ 11,643,742 $ (11,643,742) $ –

Equity Funds (II) - December 31, 2023 - Notes to Financial Statements - 175
Small Cap Growth
Gross Amounts
not Offset in the
Statements of
Assets and
Liabilities
Counterparty
Gross
Amounts of
Recognized
Assets
Gross
Amounts
Offset in the
Statements of
Assets and
Liabilities
Net Amounts
of Assets Presented
in the Statements of
Assets and
Liabilities
Collateral
Received
*
Net
Amounts
of Assets
Bank of America NA $ 1,000,000 $ – $ 1,000,000 $ (1,000,000) $ –
BofA Securities, Inc. 2,000,000 – 2,000,000 (2,000,000) –
Cantor Fitzgerald &
Co. 6,053,231 – 6,053,231 (6,053,231) –
MetLife, Inc. 3,000,000 – 3,000,000 (3,000,000) –
Pershing LLC 7,000,000 – 7,000,000 (7,000,000) –
Total $ 19,053,231 $ – $ 19,053,231 $ (19,053,231) $ –
Small Cap Value
Gross Amounts
not Offset in the
Statements of
Assets and
Liabilities
Counterparty
Gross
Amounts of
Recognized
Assets
Gross
Amounts
Offset in the
Statements of
Assets and
Liabilities
Net Amounts
of Assets Presented
in the Statements of
Assets and
Liabilities
Collateral
Received
*
Net
Amounts
of Assets
Cantor Fitzgerald &
Co. $ 1,484,080 $ – $ 1,484,080 $ (1,484,080) $ –
ING Financial
Services LLC 5,000,000 – 5,000,000 (5,000,000) –
MetLife, Inc. 7,000,000 – 7,000,000 (7,000,000) –
Total $ 13,484,080 $ – $ 13,484,080 $ (13,484,080) $ –

176 - Notes to Financial Statements - December 31, 2023 - Equity Funds (II)
(i) Security Transactions and Investment Income
Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on a Fund’s Statement of Operations. Dividend income and expenses, as applicable, are recorded on the ex-dividend date and are recorded as such on a Fund’s Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.
Foreign income and capital gains may be subject to foreign withholding taxes, a portion of which may be reclaimable, and capital gains taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.
For certain securities, including a real estate investment trust (“REIT”), a Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. A Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to a Fund.
A Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statements of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statements of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statements of Operations. These characterizations are reflected in the accompanying financial statements.
(j) Distributions to Shareholders
Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.
Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are
Small Company
Gross Amounts
not Offset in the
Statements of
Assets and
Liabilities
Counterparty
Gross
Amounts of
Recognized
Assets
Gross
Amounts
Offset in the
Statements of
Assets and
Liabilities
Net Amounts
of Assets Presented
in the Statements of
Assets and
Liabilities
Collateral
Received
*
Net
Amounts
of Assets
Bank of America NA $ 6,000,000 $ – $ 6,000,000 $ (6,000,000) $ –
BofA Securities, Inc. 1,000,000 – 1,000,000 (1,000,000) –
Cantor Fitzgerald &
Co. 5,332,399 – 5,332,399 (5,332,399) –
MetLife, Inc. 1,000,000 – 1,000,000 (1,000,000) –
Pershing LLC 10,000,000 – 10,000,000 (10,000,000) –
Santander US Capital
Markets 4,000,000 – 4,000,000 (4,000,000) –
Total $ 27,332,399 $ – $ 27,332,399 $ (27,332,399) $ –
* As of December 31, 2023, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

Equity Funds (II) - December 31, 2023 - Notes to Financial Statements - 177
reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2023 are primarily attributable to investments in real estate investments trusts, investments in partnerships, treatments of notional principal contracts, investments in passive foreign investment companies ("PFICs"), and net operating loss. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December 31, 2023 may primarily be attributable to outstanding wash sale loss deferrals, investments in partnerships, mark-to-market adjustments on futures, treatment of notional principal contracts, and investments in PFICs.  These reclassifications have no effect upon the NAV of a Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.
Reclassifications for the year ended December 31, 2023 were as follows:
(k) Federal Income Taxes
Each Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” ("RIC") by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986 (the "Code"), as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. The aforementioned distributions may be made in cash or via consent dividends. Consent dividends, agreed to by each shareholder, are taxable to the shareholders as if they were paid in cash during their current tax year.
A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, a Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest.
Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
(l) Allocation of Expenses, Income and Gains and Losses
Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of that Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.
3. Transactions with Affiliates
Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investments of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA has selected the subadviser for each Fund as noted below, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers.
Fund Capital
Total
Distributable
Earnings (Loss)
Discovery $ (1,753,373) $ 1,753,373
Defensive Style – –
Equity Dividend (1,451) 1,451
Calvert Equity – –
JL Large Cap Core – –
JL Large Cap Growth – –
Mid Cap Value (108) 108
Small Cap Growth (525,296) 525,296
Small Cap Value – –
Small Company – –
Real Estate 120,749 (120,749)

178 - Notes to Financial Statements - December 31, 2023 - Equity Funds (II)
As of December 31, 2023, the subadviser for each Fund is as follows:
Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. During the year ended December 31, 2023, the Funds paid investment advisory fees to NFA according to the following schedule.
Fund Subadviser
Discovery Allspring Global Investments, LLC
Defensive Style AQR Capital Management, LLC
Equity Dividend BlackRock Investment Management, LLC
Calvert Equity(a) Atlanta Capital Management Company, L.L.C.
JL Large Cap Core(b) Jacobs Levy Equity Management, Inc. (“Jacobs Levy”)
JL Large Cap Growth Jacobs Levy
Mid Cap Value American Century Investments Management, Inc.
Thompson, Siegel & Walmsley LLC
Victory Capital Management Inc.
Small Cap Growth Invesco Advisers, Inc. ("Invesco")
Wellington Management Company LLP (“Wellington
Management”)
Small Cap Value Jacobs Levy
WCM Investment Management, LLC
Small Company Jacobs Levy
Invesco
Real Estate Wellington Management
(a) Effective end of business on March 3, 2023, Newton Investment Management Limited was terminated and ceased serving as subadviser to the Fund. Effective start of business on March 6, 2023, Atlanta Capital Management Company, L.L.C. was appointed as the subadviser to the Fund.
(b) Effective end of business on February 17, 2023, Neuberger Berman Investment Advisers LLC was terminated and ceased serving as subadviser to the Fund. Effective start of business on February 21, 2023, Jacobs Levy Equity Management, Inc. was appointed as the subadviser to the Fund.
Fund Fee Schedule
Advisory Fee
(annual rate)
Discovery Up to $1 billion 0.75%
$1 billion and more 0.70%
Defensive Style Up to $250 million 0.60%
$250 million up to $1 billion 0.575%
$1 billion up to $2 billion 0.55%
$2 billion up to $5 billion 0.525%
$5 billion and more 0.50%
Equity Dividend Up to $100 million 0.70%
$100 million up to $250 million 0.65%
$250 million up to $500 million 0.60%
$500 million and more 0.55%
Calvert Equity Up to $1 billion 0.65%
$1 billion and more 0.60%
JL Large Cap Core Up to $1 billion 0.60%
$1 billion and more 0.55%
JL Large Cap Growth Up to $1 billion 0.65%
$1 billion and more 0.60%
Mid Cap Value Up to $1 billion 0.75%
$1 billion and more 0.73%
Small Cap Growth Up to $200 million 0.84%
$200 million and more 0.79%
Small Cap Value Up to $200 million 0.87%
$200 million and more 0.82%
Small Company Up to $200 million 0.885%
$200 million and more 0.835%
Real Estate Up to $500 million 0.70%
$500 million up to $1 billion 0.65%
$1 billion and more 0.60%

Equity Funds (II) - December 31, 2023 - Notes to Financial Statements - 179
The Trust and NFA have entered into a written contract waiving a portion of investment advisory fees of the Funds as listed in the following table until April 30, 2024.
During the year ended December 31, 2023, the following table provides the waiver of such investment advisory fees by NFA for which NFA shall not be entitled to later seek recoupment.
During the year ended December 31, 2023, due to a reduction in the subadvisory fees payable by NFA, NFA has agreed to waive a portion of its Investment Advisory Fee. The following table provides the waiver of such investment advisory fee for which NFA shall not be entitled to later seek recoupment.
For the year ended December 31, 2023, the effective advisory fee rates before and after contractual and voluntary advisory fee waivers and expense reimbursements, due to the expense limitation agreement described below, were as follows:
From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated subadvisers.
The Trust and NFA have entered into a written Expense Limitation Agreement that limits certain Funds' operating expenses,
(excluding any interest, taxes, fees paid to non-affiliated parties in connection with the recovery of tax reclaims, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable
Fund
Advisory Fee
Waiver
(annual rate)
Discovery 0.029%
Calvert Equity 0.050
JL Large Cap Core (a) 0.055
Mid Cap Value 0.0303
Small Company 0.023
Real Estate 0.013
(a) The rate is effective on February 21, 2023.
Fund Amount
Discovery $ 124,667
Calvert Equity 50,061
JL Large Cap Core 101,916
Mid Cap Value 101,705
Small Company 78,500
Real Estate 27,184
Fund Amount
Real Estate $ 170,440
Fund
Effective Advisory Fee
Rate Before Contractual*
and Voluntary** Fee
Waivers and Expense
Reimbursements
Effective Advisory Fee
Rate After Contractual*
Fee Waivers
Effective Advisory Fee
Rate After Contractual*
and Voluntary* Fee
Waivers
Effective Advisory Fee
Rate After Contractual*
and Voluntary** Fee
Waivers and Expense
Reimbursements
Discovery 0.75% 0.72% 0.72% 0.70%
Defensive Style 0.58 N/A       N/A 0.58
Equity Dividend 0.63 N/A       N/A 0.59
Calvert Equity 0.65 0.60 0.60 0.59
JL Large Cap Core 0.60 0.55 0.55 0.55
JL Large Cap Growth 0.65 N/A       N/A 0.59
Mid Cap Value 0.75 0.72 0.72 0.69
Small Cap Growth 0.84 N/A       N/A 0.84
Small Cap Value 0.87 N/A       N/A 0.83
Small Company 0.86 0.83 0.83 0.83
Real Estate 0.70 0.69 0.61 0.61
N/A — Not Applicable.
* Please see above for additional information regarding contractual waivers.
** Voluntary waivers may be discontinued at any time at the discretion of NFA.

180 - Notes to Financial Statements - December 31, 2023 - Equity Funds (II)
sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by a Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of a Fund’s business) from exceeding the amounts listed in the following table until April 30, 2024.
Prior to November 12, 2023, the Trust and NFA had entered into a written Expense Limitation Agreement that limited certain Funds'
operating expenses, without any exclusions for Rule 12b-1 fees, administrative services fees or excludable sub administration fees and taking into account the effect of any fees waived by NFA or any of its affiliates pursuant to any other expense limitation agreement or fee waiver agreement as detailed above, from exceeding the amounts listed in the following table.
NFA may request and receive reimbursement from a Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the date on which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by a Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.
As of December 31, 2023, the cumulative potential reimbursements for certain Funds, listed by the period or year in which NFA waived fees or reimbursed expenses to certain Funds are:
During the year ended December 31, 2023, no amounts were reimbursed to NFA pursuant to the Expense Limitation Agreement.
NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM
has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service providers a fee for these services.
Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds ("NMF"), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the following fee schedule.
Fund Classes
Amount
(annual rate)
Discovery All Classes 0.78%
Equity Dividend All Classes 0.65
Calvert Equity All Classes 0.78
JL Large Cap Growth All Classes 0.66
Mid Cap Value All Classes 0.79
Small Cap Growth All Classes 0.94
Small Cap Value All Classes 0.91
Fund Classes
Amount
(annual rate)
Discovery Class I 0.92%
Real Estate Class II 1.68%
Fund
Fiscal Year 2021
Amount
Fiscal Year 2022
Amount
Fiscal Year 2023
Amount Total
Discovery $ 227,524 $ 207,781 $ 78,715 $ 514,020
Defensive Style — — — —
Equity Dividend 237,368 216,758 203,503 657,629
Calvert Equity 27,027 9,458 7,186 43,671
JL Large Cap Core — — — —
JL Large Cap Growth 216,788 181,485 146,108 544,381
Mid Cap Value 148,745 120,026 106,191 374,962
Small Cap Growth 39,311 21,919 1,039 62,269
Small Cap Value 152,342 98,030 79,693 330,065
Small Company — — — —
Real Estate — — — —

Equity Funds (II) - December 31, 2023 - Notes to Financial Statements - 181
For the year ended December 31, 2023, NFM earned an aggregate of $1,243,692 in fees from the Funds under the Joint Fund
Administration and Transfer Agency Agreement.
In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.
Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the
Trust, the Trust has agreed to reimburse NFM for certain costs related to each Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s
Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended
December 31, 2023, the Funds' aggregate portion of such costs amounted to $14,592.
Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”),
the Funds’ principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate as listed in the following table.
The Trust and NFD have entered into a written contract waiving distribution fees for Class II shares of the Funds according to the following schedule until at least April 30, 2024:
During the year ended December 31, 2023, each Fund's waiver of such distribution fees by NFD, for which NFD shall not be entitled to reimbursement by the Funds for any amount waived, were as follows:
Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts;
(ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v)
answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25%
of the average daily net assets of Class I and Class II shares of the Fund and up to 0.20% of the average daily net assets of Class
IV shares of each Fund.
Combined Fee Schedule
Up to $25 billion 0.025%
$25 billion and more 0.020
Fund Class II Shares
Discovery 0.25%
Defensive Style 0.25%
Equity Dividend 0.25%
Calvert Equity 0.25%
JL Large Cap Core 0.25%
JL Large Cap Growth 0.25%
Mid Cap Value 0.25%
Small Cap Growth 0.25%
Small Cap Value 0.25%
Small Company 0.25%
Real Estate 0.25%
Fund
Distribution
Fee Waiver
(Annual Rate)
Calvert Equity 0.16%
Fund Amount
Calvert Equity $ 148,912

182 - Notes to Financial Statements - December 31, 2023 - Equity Funds (II)
For the year ended December 31, 2023, the effective rates for administrative services fees were as follows:
For the year ended December 31, 2023, each Fund’s total administrative services fees were as follows:
4. Line of Credit and Interfund Lending
The Trust and NMF (together, the “Trusts”) renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells
Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.25% per annum plus the higher of (a) if ascertainable and available, the Eurodollar Rate as of such day for a transaction settling two business days after such day, (b) the Federal Funds
Effective Rate in effect on such day and (c) the Overnight Bank Funding Rate in effect on such day; provided, however, that if the
Federal Funds Rate calculated in accordance with the foregoing shall be less than zero, such rate shall be deemed to be zero percent (0%) for the purposes of this Agreement. If an Index Rate Unavailability Event occurs in respect of the Eurodollar Rate, the Federal Funds Rate shall be determined without reference to clause (a) of this definition. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, a Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable.
In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 3, 2024.
During the year ended December 31, 2023, the Funds had no borrowings under the line of credit.
Pursuant to an exemptive order issued by the SEC (the “Order”), the Funds may participate in an interfund lending program among
Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day's notice. During the year ended December 31, 2023, none of the Funds engaged in interfund lending.
Fund Class I Class II Class IV
Discovery 0.07% 0.07% N/A
Defensive Style 0.15 0.15 0.15%
Equity Dividend 0.15 0.15 0.15
Calvert Equity 0.12 0.05 N/A
JL Large Cap Core 0.15 N/A N/A
JL Large Cap Growth 0.15 0.15 N/A
Mid Cap Value 0.17 0.01 N/A
Small Cap Growth 0.15 0.15 N/A
Small Cap Value 0.15 0.15 0.15
Small Company 0.15 0.15 0.15
Real Estate 0.15 0.15 N/A
N/A — Not Applicable.
Fund Amount
Discovery $ 300,927
Defensive Style 982,276
Equity Dividend 759,016
Calvert Equity 55,131
JL Large Cap Core 253,648
JL Large Cap Growth 413,602
Mid Cap Value 71,961
Small Cap Growth 184,050
Small Cap Value 303,594
Small Company 511,986
Real Estate 313,602

Equity Funds (II) - December 31, 2023 - Notes to Financial Statements - 183
5. Investment Transactions
For the year ended December 31, 2023, purchases and sales of securities (excluding short-term securities) were as follows:
6. Portfolio Investment Risks
(a) Risks Associated with Foreign Securities and Currencies
Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S.
issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.
Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.
(b) Risks Associated with REIT and Real Estate Investments
Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.
(c) Risks Associated with Interest Rates
Prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause the value of the Fund’s investments to decline significantly.
(d) Risks Associated with Social Policy
The Fund’s social policy may cause it to underperform similar mutual funds that do not have a social policy. This can occur because:
undervalued stocks that do not meet the social criteria could outperform those that do;
economic or political changes could make certain companies less attractive for investment; or
the social policy could cause the Fund to seek or avoid stocks that subsequently perform well.
7. Indemnifications
Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its
Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications.
The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust.
Based on experience, however, the Trust expects the risk of loss to be remote.
Fund Purchases Sales
Discovery $ 222,384,957 $ 259,647,460
Defensive Style 130,520,120 173,907,621
Equity Dividend 199,628,775 221,117,326
Calvert Equity 90,862,179 100,640,381
JL Large Cap Core 356,008,325 377,127,423
JL Large Cap Growth 314,440,818 284,082,293
Mid Cap Value 119,450,741 155,327,670
Small Cap Growth 111,588,752 109,750,614
Small Cap Value 107,290,058 122,699,405
Small Company 272,127,045 308,311,579
Real Estate 222,983,847 235,119,661

184 - Notes to Financial Statements - December 31, 2023 - Equity Funds (II)
8. New Accounting Pronouncements and Other Matters
On October 26, 2022, the SEC adopted a final rule relating to Tailored Shareholder Reports. Tailored Shareholder Reports are
concise and visually engaging streamlined annual and semiannual reports that will focus on fund expenses, performance, certain portfolio holdings, and certain other retail-oriented information. Additional in-depth information is available online and for delivery free of charge to investors on request. The rule became effective in January 2023 and there is an 18-month transition period after the effective date with a compliance date of July 2024. Management is currently evaluating the implications of the changes and the impact on financial statement disclosures and reporting requirements.
On September 20, 2023, the SEC adopted amendments to the current rule regarding registered fund names, as well as certain forms and disclosure requirements. The amendments are intended to modernize and enhance the investor protections provided by Rule 35d-1 under the 1940 Act given the important information that fund names can convey to investors. Management is currently evaluating the implications of the new rule and the impact on the Funds’ financial statement disclosures and reporting requirements.
9. Recaptured Brokerage Commissions
The Funds have entered into agreements with brokers whereby the brokers will return a portion of the Funds’ brokerage commissions on behalf of certain Funds. Such amounts, under such agreements, are included in net realized gains (losses) from transactions in investment securities presented in the Funds’ Statements of Operations.
During the year ended December 31, 2023, the Funds recaptured the following amounts of brokerage commissions:
10. Federal Tax Information
The tax character of distributions paid during the year ended December 31, 2023 was as follows:
Fund Amount
Discovery $ 633
Calvert Equity 2,227
JL Large Cap Core 1,745
Mid Cap Value 6,542
Small Cap Growth 380
Small Cap Value 2,719
Real Estate 12,059
Distributions paid from
Fund
Ordinary
Income*
Net Long-Term
Capital Gains
Total Taxable
Distributions
Return of
Capital
Total
Distributions
Paid
Discovery $ – $ – $ – $ – $ –
Defensive Style 8,457,435 63,995,112 72,452,547 – 72,452,547
Equity Dividend 13,405,198 36,975,687 50,380,885 – 50,380,885
Calvert Equity 355,036 11,494,152 11,849,188 – 11,849,188
JL Large Cap Core 1,058,379 15,852,673 16,911,052 – 16,911,052
JL Large Cap Growth 15,190,244 14,670,557 29,860,801 – 29,860,801
Mid Cap Value 13,221,801 40,609,875 53,831,676 – 53,831,676
Small Cap Growth – – – – –
Small Cap Value 1,335,274 9,291,497 10,626,771 – 10,626,771
Small Company 1,578,738 2,006,907 3,585,645 – 3,585,645
Real Estate 4,573,989 4,731,822 9,305,811 – 9,305,811
* Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.

Equity Funds (II) - December 31, 2023 - Notes to Financial Statements - 185
The tax character of distributions paid during the year ended December 31, 2022 was as follows:
As of December 31, 2023, the components of accumulated earnings/(deficit) on a tax basis were as follows:
As of December 31, 2023, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/
(depreciation) for each Fund was as follows:
Distributions paid from
Fund
Ordinary
Income*
Net Long-Term
Capital Gains
Total Taxable
Distributions
Return of
Capital
Total
Distributions
Paid
Discovery $ – $ 131,261,395 $ 131,261,395 $ – $ 131,261,395
Defensive Style 10,689,129 68,403,212 79,092,341 – 79,092,341
Equity Dividend 19,883,375 38,727,334 58,610,709 – 58,610,709
Calvert Equity 4,337,895 3,472,352 7,810,247 – 7,810,247
JL Large Cap Core 3,096,872 22,800,008 25,896,880 – 25,896,880
JL Large Cap Growth 35,656,972 22,724,043 58,381,015 – 58,381,015
Mid Cap Value 25,833,368 5,535,775 31,369,143 – 31,369,143
Small Cap Growth – 20,924,970 20,924,970 – 20,924,970
Small Cap Value 14,190,177 19,228,448 33,418,625 – 33,418,625
Small Company 28,527,944 58,661,562 87,189,506 – 87,189,506
Real Estate 5,464,148 16,486,774 21,950,922 – 21,950,922
* Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.
Fund
Undistributed
Ordinary Income
Undistributed
Long-Term
Capital Gains
Accumulated
Earnings
Distributions
Payable
Accumulated
Capital and Other
Losses
Unrealized
Appreciation/
(Depreciation)*
Total Accumulated
Earnings (Deficit)
Discovery $ – $ – $ – $ – $ (61,343,941) $ 93,628,834 $ 32,284,893
Defensive Style 2,270,139 24,098,838 26,368,977 – – 178,864,533 205,233,510
Equity Dividend 5,501,554 16,173,293 21,674,847 – – 61,293,902 82,968,749
Calvert Equity 1,725,427 12,183,646 13,909,073 – – 18,655,691 32,564,764
JL Large Cap Core 9,785,636 72,064,293 81,849,929 – – 43,545,763 125,395,692
JL Large Cap Growth 17,406,654 16,098,704 33,505,358 – – 78,033,131 111,538,489
Mid Cap Value 1,875,136 4,562,753 6,437,889 – – 25,807,975 32,245,864
Small Cap Growth – – – – (5,125,053) 28,858,724 23,733,671
Small Cap Value 1,391,708 1,888,233 3,279,941 – – 28,891,543 32,171,484
Small Company 89,629 10,640,433 10,730,062 – – 48,275,778 59,005,840
Real Estate 1,923,788 – 1,923,788 – (8,511,487) 42,863,246 36,275,547
* The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.
Fund
Tax Cost of
Investments
Unrealized
Appreciation
Unrealized
Depreciation
Net Unrealized
Appreciation/
(Depreciation)
Discovery $ 388,523,625 $ 106,453,735 $ (12,824,901) $ 93,628,834
Defensive Style 492,367,651 189,603,711 (10,739,178) 178,864,533
Equity Dividend 461,583,754 86,407,430 (25,118,091) 61,289,339
Calvert Equity 85,900,275 21,395,607 (2,739,916) 18,655,691
JL Large Cap Core 186,031,262 47,046,059 (3,500,296) 43,545,763
JL Large Cap Growth 260,099,272 83,604,875 (5,571,744) 78,033,131
Mid Cap Value 313,338,109 41,511,001 (15,703,823) 25,807,178
Small Cap Growth 124,828,892 31,348,922 (2,490,198) 28,858,724
Small Cap Value 198,747,889 46,851,928 (17,960,385) 28,891,543
Small Company 331,283,271 74,988,841 (26,713,064) 48,275,777
Real Estate 171,561,855 43,072,003 (208,757) 42,863,246

186 - Notes to Financial Statements - December 31, 2023 - Equity Funds (II)
As of December 31, 2023, for federal income tax purposes, the Funds have capital loss carryforwards available to offset future capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions. Capital loss carryforwards do not expire. The following table represents capital loss carryforwards available as of December 31, 2023.
During the year ended December 31, 2023, the Funds had capital loss carryforwards that were utilized and are no longer eligible to offset future capital gains, if any, in the following amounts.
11. Subsequent Events
On December 6, 2023, the Board of Trustees approved the termination of American Century Investment Management, Inc. and
Thompson, Siegel & Walmsley LLC as subadvisers to NVIT Multi-Manager Mid Cap Value Fund ("Mid Cap Value") and approved the appointment of Victory Capital Management Inc. to subadvise Mid Cap Value. The change will become effective on or about
February 26, 2024 (the "Effective Date"). As of the Effective Date, Mid Cap Value will be renamed "NVIT Victory Mid Cap Value
Fund."
On December 6, 2023, the Board of Trustees approved the termination of Wellington Management Company LLP as a subadviser to NVIT Multi-Manager Small Cap Growth Fund ("Small Cap Growth"). The change will become effective on or about March 11,
2024 (the "Effective Date"). As of the Effective Date, Small Cap Growth will be renamed "NVIT Invesco Small Cap Growth Fund."
Management has evaluated the impact of subsequent events on the Funds and has determined that there are no additional subsequent events requiring recognition or disclosure in the financial statements.
Fund Amount
Discovery $ (61,343,941)
Small Cap Growth (5,125,053)
Real Estate (8,511,487)
Fund Utilized
Small Cap Growth $ 6,102,188

Equity Funds (II) - December 31, 2023 - Report of Independent Registered Public Accounting Firm - 187
To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Allspring Discovery Fund,
NVIT AQR Large Cap Defensive Style Fund, NVIT BlackRock Equity Dividend Fund, NVIT Calvert Equity Fund, NVIT
Jacobs Levy Large Cap Core Fund, NVIT Jacobs Levy Large Cap Growth Fund, NVIT Multi-Manager Mid Cap Value
Fund, NVIT Multi-Manager Small Cap Growth Fund, NVIT Multi-Manager Small Cap Value Fund, NVIT Multi-Manager
Small Company Fund and NVIT Real Estate Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the statements of investments, of NVIT Allspring
Discovery Fund, NVIT AQR Large Cap Defensive Style Fund, NVIT BlackRock Equity Dividend Fund, NVIT Calvert Equity Fund,
NVIT Jacobs Levy Large Cap Core Fund, NVIT Jacobs Levy Large Cap Growth Fund, NVIT Multi-Manager Mid Cap Value Fund,
NVIT Multi-Manager Small Cap Growth Fund, NVIT Multi-Manager Small Cap Value Fund, NVIT Multi-Manager Small Company
Fund and NVIT Real Estate Fund (eleven of the funds constituting Nationwide Variable Insurance Trust, hereafter collectively referred to as the "Funds") as of December 31, 2023, the related statements of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2023 and each of the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United
States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the
Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting
Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the
U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 19, 2024
We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

188 - Supplemental Information - December 31, 2023 (Unaudited) - Equity Funds (II)
NVIT Allspring Discovery Fund
NVIT Amundi Multi Sector Bond Fund
NVIT AQR Large Cap Defensive Style Fund
NVIT BlackRock Equity Dividend Fund
NVIT BlackRock Managed Global Allocation Fund
NVIT BNY Mellon Core Plus Bond Fund
NVIT BNY Mellon Dynamic U.S. Core Fund
NVIT BNY Mellon Dynamic U.S. Equity Income Fund
NVIT Calvert Equity Fund (formerly, NVIT BNY Mellon Sustainable U.S. Equity Fund)
NVIT Columbia Overseas Value Fund
NVIT Core Bond Fund
NVIT DoubleLine Total Return Tactical Fund
NVIT Emerging Markets Fund
NVIT Federated High Income Bond Fund
NVIT Government Bond Fund
NVIT Government Money Market Fund
NVIT GS Emerging Markets Equity Insights Fund
NVIT GS International Equity Insights Fund
NVIT GS Large Cap Equity Fund  (formerly, NVIT GS Large Cap Equity Insights Fund)
NVIT GS Small Cap Equity Insights Fund
NVIT International Equity Fund
NVIT iShares
®
Fixed Income ETF Fund
NVIT iShares
®
Global Equity ETF Fund
NVIT J.P. Morgan Digital Evolution Strategy Fund
NVIT J.P. Morgan Innovators Fund
NVIT J.P. Morgan Large Cap Growth Fund
NVIT J.P. Morgan Mozaic
SM
Multi-Asset Fund
NVIT J.P. Morgan U.S. Equity Fund
NVIT J.P. Morgan US Technology Leaders Fund
NVIT Jacobs Levy Large Cap Core Fund (formerly, NVIT Neuberger Berman Multi Cap Opportunities Fund)
NVIT Jacobs Levy Large Cap Growth Fund
NVIT Loomis Short Term Bond Fund (formerly, NVIT Short Term Bond Fund)
NVIT Managed American Funds Asset Allocation Fund
NVIT Managed American Funds Growth-Income Fund
NVIT NS Partners International Focused Growth Fund
NVIT Real Estate Fund
NVIT U.S. 130/30 Equity Fund
Continuation of Advisory (and Sub-Advisory) Agreements
The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (each, a “Sub-Adviser”)
(together, the “Advisory Agreements”) must be approved for each series of the Trust (individually, a “Fund” and collectively, the
“Funds”) for an initial term no longer than two years, and may continue in effect thereafter only if such continuation is approved at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the
“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.
The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider, at each meeting, factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring, and the services and support provided to the Fund and its shareholders.
Although the Board considers the renewal of the Advisory Agreements for all of the Nationwide mutual funds at the same meetings, the Board considers each Fund’s investment advisory and sub-advisory relationships separately.
In preparation for the Board’s meetings in 2023 to consider the continuation of the Advisory Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included:

Equity Funds (II) - December 31, 2023 (Unaudited) - Supplemental Information - 189
• A summary report for each Fund that sets out a variety of information regarding the Fund, including average net assets, performance, expense, and profitability information for the past three years.
• Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2023)
compared with a performance universe created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups created by Broadridge of similar or peer group funds. (Where information was unavailable or limited in respect of the largest share class, the Board in certain cases considered supplemental information regarding another share class.) An independent consultant retained by the Independent Trustees provided input to Broadridge as to the composition of the various performance universes, expense groups, and peer funds.
• Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation.
• Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements. The
Trustees recognized that the use of different reasonable methodologies, including among other things calculation and allocation of related expenses, can give rise to different measures of reported profit and loss. For Sub-Advisers not affiliated with the
Adviser, the Trustees did not consider profitability data or information as to the fees a Sub-Adviser charges to other clients to be a determinative factor.
• Information from the Adviser regarding economies of scale and breakpoints, including information provided by the Adviser as to the circumstances under which specific actions intended to share the benefits of economies of scale might be appropriate.
The Adviser may not have been able to, or might have opted not to, provide information in response to certain information requests, in which case the Trustees conducted their evaluation based on information that was provided. In such cases, the
Trustees determined that the omission of any such information was not material to its considerations.
The Trustees met with representatives of the Adviser at the Trustees’ regular quarterly meetings in September and December 2023 to discuss matters related to the continuation of the Advisory Agreements. In addition, the Trustees met separately with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in October and in November, to review information and materials provided to them, and to formulate requests for additional information. The Trustees submitted supplemental information requests to the Adviser following each meeting with Independent Legal Counsel. At the Trustees’ regular quarterly meeting in
December 2023, the Trustees met to give final consideration to information bearing on the continuation of the Advisory Agreements.
The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and
Independent Legal Counsel regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.
In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser. In evaluating the Advisory Agreements for the
Funds, the Trustees also reviewed information provided by the Adviser concerning the following, among other things:
• The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers.
• The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place.
• The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis.
• The Adviser’s and Sub-Advisers’ personnel and methods; changes in the Adviser’s senior management personnel; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel;
the Adviser’s and Sub-Advisers’ investment processes; the Adviser’s risk assessment and risk management capabilities; and the
Adviser’s valuation and valuation oversight capabilities.

190 - Supplemental Information - December 31, 2023 (Unaudited) - Equity Funds (II)
• The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the
Sub-Advisers.
• Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, among other things, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, fees or other payments relating to shareholder servicing or sub-
transfer agency services provided by or through the Adviser or its affiliates, enhanced relationships with large financial concerns that serve, or whose affiliates serve, as sub-advisers or other service providers to one or more of the Funds.
Based on information provided by Broadridge and the Adviser, the Trustees reviewed expense information for each of the Funds and the total return investment performance of each of the Funds, as well as the performance of the Funds’ peer groups over various time periods.
The Trustees considered that NVIT Allspring Discovery Fund, NVIT AQR Large Cap Defensive Style Fund, NVIT BNY Mellon Core
Plus Bond Fund, NVIT BNY Mellon Dynamic U.S. Core Fund, NVIT BNY Mellon Dynamic U.S. Equity Income Fund, NVIT Core
Bond Fund, NVIT Emerging Markets Fund, NVIT GS Emerging Markets Equity Insights Fund, NVIT GS Large Cap Equity Insights
Fund, NVIT GS Small Cap Equity Insights Fund, NVIT International Equity Fund, NVIT iShares
®
Fixed Income ETF Fund, NVIT
iShares
®
Global Equity ETF Fund, NVIT J.P. Morgan Digital Evolution Strategy Fund, NVIT J.P. Morgan Innovators Fund, NVIT
J.P. Morgan Large Cap Growth Fund, NVIT J.P. Morgan Mozaic
SM
Multi-Asset Fund, NVIT J.P. Morgan U.S. Equity Fund, NVIT J.P.
Morgan US Technology Leaders Fund, NVIT Real Estate Fund, and NVIT Loomis Short Term Bond Fund were each shown to pay actual management fees and to have total expense ratios (including 12b-1/non-12b-1 fees) at levels lower than or equal to their peer group medians. The Trustees determined that the expense information of each of the foregoing Funds was consistent with the continuation of the Fund’s Advisory Agreement.
With respect to NVIT Amundi Multi Sector Bond Fund, NVIT Calvert Equity Fund, NVIT DoubleLine Total Return Tactical Fund,
NVIT Federated High Income Bond Fund, NVIT Government Bond Fund, NVIT GS International Equity Insights Fund, NVIT
Jacobs Levy Large Cap Core Fund, NVIT Managed American Funds Asset Allocation Fund the Trustees considered that, although each Fund was shown to pay actual management fees at a level equal to or higher than its peer group median, its total expense ratio (including 12b-1/non-12b-1 fees) was at a level equal to or lower than the Fund’s peer group median (or, in the case of the total expense ratio of NVIT Columbia Overseas Value Fund, NVIT NS Partners International Focused Growth Fund and NVIT U.S.
130/30 Equity Fund, within what the Trustees considered a generally acceptable range of the Fund’s peer group median) and the level of the Fund’s actual management fee was not so high, in the Trustees’ judgment, as to be inconsistent with continuation of its Advisory Agreements.
For the Funds above, the Trustees also considered each Fund’s investment performance. They noted that, with the exception of the Funds referred to below in this paragraph and the next 13 paragraphs, each of the Funds was shown to have experienced three-year performance for the period ended June 30, 2023 (or the two-year period with respect to NVIT GS Emerging Markets
Equity Insights Fund, which commenced operations in July 2020) at or above its performance universe median, or below the median but within the top three comparative quintiles.
With respect to NVIT J.P. Morgan Digital Evolution Strategy Fund, NVIT J.P. Morgan Innovators Fund, NVIT J.P. Morgan Large
Cap Growth Fund, and NVIT J.P. Morgan US Technology Leaders Fund, the Trustees considered that the Funds had been organized in 2022 and did not yet have two years of performance.
With respect to NVIT Allspring Discovery Fund, the Trustees noted that the Fund had experienced three-year performance in the fifth quintile of its performance universe and considered the Adviser’s statements that the Fund’s underperformance was primarily attributable to challenging market conditions for the Sub-Adviser’s investment process that invests in high growth companies, particularly in calendar years 2021 and 2022. In this regard, the Trustees noted that the investment performance for the Fund had improved to the second quintile of its performance universe for the one-year and three-month periods ended June 30, 2023.
The Trustees have also designated the Fund as subject to heightened review by the Trustees in the coming year in light of its investment performance.
With respect to NVIT AQR Large Cap Defensive Style Fund, the Trustees noted that, for the periods ended June 30, 2023, the
Fund had experienced three-year performance in the fifth quintile of its performance universe, two-year performance in the second quintile of its performance universe, and one-year performance in the fifth quintile of its performance universe. The Trustees considered the Adviser’s statements that the Sub-Adviser’s focus on delivering superior risk-adjusted returns means that the
Fund’s performance will lag in up markets, particularly in strong bull markets such as those that occurred in 2020 and 2023.
In this regard, the Trustees noted that the Fund’s performance for the 2022 calendar year had ranked in the first quintile of its

Equity Funds (II) - December 31, 2023 (Unaudited) - Supplemental Information - 191
performance universe. The Trustees also considered that the Fund has been designated to be subject to heightened review by the
Trustees in the coming year in light of its investment performance.
With respect to NVIT BNY Mellon Dynamic U.S. Core Fund, the Trustees noted that the Fund had experienced three-year performance in the fourth quintile of its performance universe and considered the Adviser’s statements that the Fund’s underperformance was primarily attributable to challenging market conditions for the Sub-Adviser’s investment process, particularly in calendar year 2022.
In this regard, the Trustees noted that the Fund had ranked in the first quintile of its performance universe for the calendar year
2021 and the Fund’s performance had improved to the third quintile of its performance universe for the one-year period ended
June 30, 2023.
With respect to NVIT DoubleLine Total Return Tactical Fund, the Trustees noted that the Fund had experienced three-year performance in the fourth quintile of its performance universe and considered that the investment performance for the Fund had improved to the third quintile of its performance universe for the one-year period ended June 30, 2023. The Trustees also considered that the Fund has been designated to be subject to heightened review by the Trustees in the coming year in light of its investment performance.
With respect to NVIT Calvert Equity Fund, the Trustees noted that the Fund had experienced three-year performance in the fifth quintile of its performance universe and considered that as of March 2023, the Fund’s prior subadviser had been replaced and that additional time was necessary to evaluate the Fund’s performance under the new Sub-Adviser.
With respect to NVIT Core Bond Fund, the Trustees noted that the Fund had experienced three-year performance in the fourth quintile of its performance universe and considered the Adviser’s statements that the Fund’s underperformance was primarily attributable to the Fund’s overweight positions in longer duration investment grade corporate credit and high yield and the steps taken by the Sub-Adviser in 2023 to address the Fund’s performance. The Trustees also considered that the Fund has been designated to be subject to heightened review by the Trustees in the coming year in light of its investment performance.
With respect to NVIT Emerging Markets Fund, the Trustees noted that the Fund had experienced three-year performance in the fifth quintile of its performance universe and considered the Adviser’s statements that underperformance was primarily attributable to prior sub-advisers to the Fund. The Trustees noted that the Fund’s Sub-Adviser assumed management of a portion of the Fund’s assets in September 2021 and became the sole sub-adviser of the Fund in June 2023. The Trustees also considered that the Fund has been designated to be subject to heightened review by the Trustees in the coming year in light of its investment performance.
With respect to NVIT Federated High Income Bond Fund, the Trustees noted that the Fund had experienced three-year performance in the fourth quintile of its performance universe and considered the Adviser’s statements that the underperformance was primarily attributable to volatility in the markets that began in the first quarter of 2021 through 2022. In this regard, the Trustees noted that the investment performance for the Fund had improved to the second quintile of its performance universe for the three-month period ended June 30, 2023. The Trustees also considered that the Fund has been designated to be subject to heightened review by the Trustees in the coming year in light of its investment performance.
With respect to NVIT GS Large Cap Equity Insights Fund, the Trustees noted that, for the periods ended June 30, 2023, the Fund had experienced three-year performance in the fourth quintile of its performance universe, two-year performance in the third quintile of its performance universe, and one-year performance in the fourth quintile of its performance universe. The Trustees considered changes that the Adviser had made to add a qualitative-based strategy from the Sub-Adviser in an effort to improve the Fund’s performance.
With respect to NVIT GS Small Cap Equity Insights Fund, the Trustees noted that the Fund had experienced three-year performance in the fourth quintile of its performance universe and considered that the investment performance for the Fund had improved to the second quintile of its performance universe for the one-year period ended June 30, 2023. The Trustees also considered that the Fund has been designated to be subject to heightened review by the Trustees in the coming year in light of its investment performance.
With respect to NVIT iShares
®
Fixed Income ETF Fund, the Trustees noted that, for the periods ended June 30, 2023, the Fund had experienced three-year performance in the fourth quintile of its performance universe, two-year performance in the third quintile of its performance universe, and one-year performance in the fifth quintile of its performance universe. The Trustees considered the Adviser’s statements that the Fund’s underperformance relative to its index was within the Adviser’s expectations because the Fund gross performance exceeded its index by 15 basis points for the three-year period ended June 30, 2023.
With respect to NVIT NS Partners International Focused Growth Fund, the Trustees noted that the Fund had experienced three-year performance in the fifth quintile of its performance universe and considered the Adviser’s statements that the underperformance

192 - Supplemental Information - December 31, 2023 (Unaudited) - Equity Funds (II)
was primarily attributable to the Fund’s prior sub-adviser that was replaced in August 2022. The Trustees also considered that the Fund has been designated to be subject to heightened review by the Trustees in the coming year in light of its investment performance.
The Trustees determined that the performance information of each of the foregoing Funds was consistent with the continuation of the Fund’s Advisory Agreement.
With respect to NVIT J.P. Morgan Mozaic
SM
Multi-Asset Fund, the Trustees noted that the Fund had experienced three-year performance in the fifth quintile of its performance universe and considered that on December 6, 2023, the Board approved the liquidation of the Fund effective in April 2024, subject to shareholder approval. The Trustees determined that the performance information of the Fund was consistent with the continuation of the Fund’s Advisory Agreement for the period until its liquidation.
The Trustees considered that certain Funds compared unfavorably with their peers on the basis of both expenses and performance records. With respect to NVIT Blackrock Equity Dividend Fund, the Trustees noted that although the Fund was shown to have a total expense ratio (including 12b-1/non-12b-1 fees) in the fifth quintile of its peer group, it was shown to pay actual management fees at a level lower than its peer group median. The Trustees also considered that the Fund’s total expense ratio (including 12b-
1/non-12b-1 fees) with respect to Class I shares ranked in the first quintile its peer group. The Trustees considered the Adviser’s statements that many investors make an active choice to invest in the Fund in light of the fact that it is subadvised by BlackRock
Investment Management. With respect to the Fund’s performance, the Trustees noted that the Fund had experienced three-year performance in the fourth quintile of its performance universe and considered that the investment performance for the Fund had improved to the second quintile of its performance universe for the one-year period ended June 30, 2023. The Trustees also considered that the Fund has been designated to be subject to heightened review by the Trustees in the coming year in light of its investment performance. The Trustees determined on the basis of all of the information presented to them that the expense and performance information of the Fund, and other factors considered by them, were consistent with the continuation of the Fund’s
Advisory Agreement.
With respect to NVIT BlackRock Managed Global Allocation Fund, the Trustees noted that the Fund was shown to have a total expense ratio (including 12b-1/non-12b-1 fees) and to pay actual management fees in the fourth quintile of its peer group. The
Trustees noted that a significant portion of the Fund’s expenses were represented by underlying fund expenses and considered the Adviser’s statements that many investors make an active choice to invest in the Fund because it provides exposure to an underlying fund managed by BlackRock Investment Management. The Trustees also considered the Adviser’s statements that mutual funds with a volatility overlay generally have higher expenses compared to mutual funds without a volatility overlay and the Fund’s peer group was comprised of a mixture of funds, including peers without a volatility overlay. With respect to the Fund’s performance, the Trustees noted that the Fund had experienced three-year performance in the fifth quintile of its performance universe and considered the Adviser’s statements that the volatility overlay that is part of the Fund’s investment strategy will have the effect of causing the Fund to underperform its peers under various market conditions including recent market conditions, but that the overlay is performing as intended. The Trustees determined on the basis of all of the information presented to them that the expense and performance information of the Fund, and other factors considered by them, were consistent with the continuation of the Fund’s Advisory Agreement.
With respect to NVIT Government Money Market Fund, the Trustees considered that the Fund was shown to have experienced three-year performance for the period ended June 30, 2023, above its performance universe median, in the third quintile of its performance universe. The Trustees noted that the Fund was shown to pay actual management fees at a level higher than its peer group median, in the fourth quintile, and that the Fund’s total expense ratio (including 12b-1/non-12b-1 fees) was in the fourth quintile of its peer group. The Trustees considered the Adviser’s statements as to the amount of waivers in place to maintain a yield for peer money market funds and that comparative expense rankings were expected to improve in a normalized interest rate environment. The Trustees determined on the basis of all of the information presented to them that the expense and performance information of the Fund, and other factors considered by them, were consistent with the continuation of the Fund’s Advisory
Agreement.
With respect to NVIT Jacobs Levy Large Cap Growth Fund, the Trustees noted that although the Fund was shown to have a total expense ratio (including 12b-1/non-12b-1 fees) in the fifth quintile of its peer group, it was shown to pay actual management fees at a level lower than its peer group median. The Trustees also considered that the Fund’s total expense ratio (including 12b-1/non-
12b-1 fees) with respect to Class I shares ranked in the first quintile its peer group. The Trustees considered that on December 6,
2023, the Board approved (i) a reduction in the contractual investment advisory paid with respect to the Fund, (ii) an amendment to the Fund’s expense limitation agreement reducing the Fund’s expense limitation and (iii) an amendment to the Administrative
Services Agreement, which the Adviser stated would have a combined effect of reducing the Fund’s annual operating expenses by
11 basis points. With respect to the Fund’s performance, the Trustees considered that the Fund was shown to have experienced

Equity Funds (II) - December 31, 2023 (Unaudited) - Supplemental Information - 193
three-year performance for the period ended June 30, 2023, above its performance universe median, in the first quintile of its performance universe.
With respect to NVIT Managed American Funds Growth & Income Fund, the Trustees noted that although the Fund was shown to have a total expense ratio (including 12b-1/non-12b-1 fees) in the fifth quintile of its peer group, it was shown to pay actual management fees at a level lower than its peer group median. The Trustees considered the Adviser’s statements that mutual funds with a volatility overlay generally have higher expenses compared to mutual funds without a volatility overlay and the Fund’s peer group was comprised of a mixture of funds, including peers without a volatility overlay. With respect to the Fund’s performance, the Trustees noted that the Fund had experienced three-year performance in the fifth quintile of its performance universe and considered the Adviser’s statements that the volatility overlay that is part of the Fund’s investment strategy will have the effect of causing the Fund to underperform its peers under various market conditions including recent market conditions, but that the overlay is performing as intended. The Trustees determined on the basis of all of the information presented to them that the expense and performance information of the Fund, and other factors considered by them, were consistent with the continuation of the Fund’s Advisory Agreement.
The Trustees considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that each Fund’s advisory fee rate schedule, with the exception of NVIT
Blackrock Managed Global Allocation Fund, NVIT iShares
®
Fixed Income ETF Fund, NVIT iShares
®
Global Equity ETF Fund, NVIT
J.P. Morgan Mozaic
SM
Multi-Asset Fund, and NVIT J.P. Morgan U.S. Equity Fund, is subject to contractual advisory fee breakpoints.
The Trustees determined to continue to monitor the fees paid by the Funds without breakpoints to determine whether breakpoints might in the future become appropriate, as their assets grow. The Board also considered the extent to which economies of scale realized by the Adviser or the relevant Sub-Advisers could be shared with a Fund through fee waivers, expense reimbursements, or other expense reductions.
Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their meeting in December 2023.
NVIT Multi-Manager Mid Cap Value Fund
NVIT Multi-Manager Small Cap Growth Fund
NVIT Multi-Manager Small Cap Value Fund
NVIT Multi-Manager Small Company Fund
Continuation of Advisory (and Sub-Advisory) Agreements
The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (each a “Sub-Adviser”)
(together, the “Advisory Agreements”) must be approved for each series of the Trust (individually, a “Fund” and collectively, the
“Funds”) for an initial term no longer than two years, and may continue in effect thereafter only if such continuation is approved at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the
“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.
The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider at each meeting factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring, and the services and support provided to the Fund and its shareholders.
Although the Board considers the renewal of the Advisory Agreements for all of the Nationwide mutual funds at the same meetings, the Board considers each Fund’s investment advisory and sub-advisory relationships separately.
In preparation for the Board’s meetings in 2023 to consider the continuation of the Advisory Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included:
• A summary report for each Fund that sets out a variety of information regarding the Fund, including average net assets, performance, expense, and profitability information for the past three years.
• Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2023)
compared with a performance universe created by Broadridge of similar or peer group funds, and (b) expense rankings comparing

194 - Supplemental Information - December 31, 2023 (Unaudited) - Equity Funds (II)
the Fund’s fees and expenses with expense groups created by Broadridge of similar or peer group funds. (Where information was unavailable or limited in respect of the largest share class, the Board in certain cases considered supplemental information regarding another share class.) An independent consultant retained by the Independent Trustees provided input to Broadridge as to the composition of the various performance universes, expense groups, and peer funds.
• Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation.
• Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements. The
Trustees recognized that the use of different reasonable methodologies, including among other things calculation and allocation of related expenses, can give rise to different measures of reported profit and loss. For Sub-Advisers not affiliated with the
Adviser, the Trustees did not consider profitability data or information as to the fees a Sub-Adviser charges to other clients to be a determinative factor.
• Information from the Adviser regarding economies of scale and breakpoints, including information provided by the Adviser as to the circumstances under which specific actions intended to share the benefits of economies of scale might be appropriate.
The Adviser may not have been able to, or might have opted not to, provide information in response to certain information requests, in which case the Trustees conducted their evaluation based on information that was provided.  In such cases, the
Trustees determined that the omission of any such information was not material to its considerations.
The Trustees met with representatives of the Adviser at the Trustees’ regular quarterly meetings in September and December
2023 to discuss matters related to the continuation of the Advisory Agreements.  In addition, the Trustees met separately with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in October and in November, to review information and materials provided to them, and to formulate requests for additional information. The Trustees submitted supplemental information requests to the Adviser following each meeting with Independent Legal Counsel. At the Trustees’ regular quarterly meeting in December 2023, the Trustees met to give final consideration to information bearing on the continuation of the
Advisory Agreements.
The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and
Independent Legal Counsel regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.
In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser. In evaluating the Advisory Agreements for the
Funds, the Trustees also reviewed information provided by the Adviser concerning the following, among other things:
• The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers.
• The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place.
• The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis.
• The Adviser’s and Sub-Advisers’ personnel and methods; changes in the Adviser’s senior management personnel; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel;
the Adviser’s and Sub-Advisers’ investment processes; the Adviser’s risk assessment and risk management capabilities; and the
Adviser’s valuation and valuation oversight capabilities.
• The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the
Sub-Advisers.
• Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, among other things, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, fees or other payments relating to shareholder servicing or sub-

Equity Funds (II) - December 31, 2023 (Unaudited) - Supplemental Information - 195
transfer agency services provided by or through the Adviser or its affiliates, enhanced relationships with large financial concerns that serve, or whose affiliates serve, as sub-advisers or other service providers to one or more of the Funds.
Based on information provided by Broadridge and the Adviser, the Trustees reviewed expense information for each of the Funds and the total return investment performance of each of the Funds, as well as the performance of the Funds’ peer groups and performance universes over various time periods.
With respect to NVIT Multi-Manager Mid Cap Value Fund, the Trustees noted that the Fund was shown to pay actual management fees and to have a total expense ratio at levels below its peer group median. With respect to NVIT Multi-Manager Small Cap
Growth Fund, NVIT Multi-Manager Small Cap Value Fund, and NVIT Multi-Manager Small Company Fund, the Trustees noted
that, although each Fund was shown to pay actual management fees at a level higher than its peer group median (in the fifth quintile), the Fund’s total expense ratio was at a level below its peer group median (or, in the case of the total expense ratio of NVIT
Multi-Manager Small Cap Value Fund and NVIT Multi-Manager Small Company Fund, was within what the Trustees considered a acceptable range of the Fund’s peer group median).
With respect to each Fund other than NVIT Multi-Manager Mid Cap Value Fund and NVIT Multi-Manager Small Cap Growth Fund,
the Trustees noted that each of these Funds was shown to have experienced three-year performance for the period ended June
30, 2023 at or above its performance universe median.
With respect to NVIT Multi-Manager Mid Cap Value Fund, the Trustees noted that the Fund had experienced three-year performance in the fourth quintile of its performance universe and considered the Adviser’s statements that the Fund’s underperformance was primarily attributable to calendar year 2021 and the Fund’s stock selection and overweight sector allocations compared to its benchmark. In this regard, the Trustees noted that the Fund had ranked in the second quintile of its performance universe for the calendar year 2022. The Trustees noted that on December 6, 2023, the Board approved the termination of two of three Sub-
Advisers to the Fund with the remaining Sub-Adviser becoming the sole Sub-Adviser to the Fund. The Trustees also considered that the Fund has been designated to be subject to heightened review by the Trustees in the coming year in light of its investment performance.
With respect to NVIT Multi-Manager Small Cap Growth Fund, the Trustees noted that the Fund had experienced three-year performance below median but within the third quintile of its performance universe and considered that the investment performance for the Fund had improved to the first quintile of its performance universe for the one-year period ended June 30, 2023. The
Trustees noted that on December 6, 2023, the Board approved the termination of one of the two Sub-Advisers to the Fund with the remaining Sub-Adviser becoming the sole Sub-Adviser to the Fund.
The Trustees determined on the basis of all of the information presented to them that the expense and performance information of each of the Funds, and the other factors considered by them, were consistent with the continuation of the Fund’s Advisory
Agreements.
The Trustees considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that all of the Funds’ advisory fee rate schedules are subject to contractual advisory fee breakpoints. The Board also considered the extent to which economies of scale realized by the Adviser or the relevant
Sub-Advisers could be shared with a Fund through fee waivers, expense reimbursements, or other expense reductions.
Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their meeting in December 2023.
Other Federal Tax Information
For the year ended December 31, 2023, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2023 Form 1099-DIV.
For the taxable year ended December 31, 2023, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:
Fund
Dividends Received
Deduction
Discovery – %

196 - Supplemental Information - December 31, 2023 (Unaudited) - Equity Funds (II)
The Funds designate the following amounts, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals:
Fund
Dividends Received
Deduction
Defensive Style 100.00%
Equity Dividend 59.62
Calvert Equity 52.72
JL Large Cap Core 27.94
JL Large Cap Growth 10.03
Mid Cap Value 53.14
Small Cap Growth –
Small Cap Value 84.73
Small Company 100.00
Real Estate 0.54
Fund Amount
Discovery $ –
Defensive Style 63,995,112
Equity Dividend 36,975,687
Calvert Equity 11,494,152
JL Large Cap Core 15,852,673
JL Large Cap Growth 14,670,557
Mid Cap Value 40,609,875
Small Cap Growth –
Small Cap Value 9,291,497
Small Company 2,006,907
Real Estate 4,731,822

Equity Funds (II) - December 31, 2023 - Management Information - 197
Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position, and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are sixty-
nine (69) series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o
Nationwide Fund Advisors, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.
Independent Trustees
Kristina Junco Bradshaw
Year of Birth Positions Held with Trust and Length of Time
Served
1
Number of Portfolios Overseen in the
Nationwide Fund Complex
1980 Trustee since January 2023 117
Principal Occupation(s) During the Past Five Years (or longer)
Retired. Ms. Bradshaw was a Portfolio Manager on the Dividend Value team at Invesco from August 2006 to August 2020. Prior to this time, Ms.
Bradshaw was an investment banker in the Global Energy & Utilities group at Morgan Stanley from June 2002 to July 2004.
Other Directorships Held During the Past Five Years
2
Board Member of Southern Smoke Foundation from August 2020 to present, Advisory Board Member of Dress for Success from April 2013 to present,
Trustee/Executive Board Member of Houston Ballet from September 2011 to present and President since July 2022, and Board Member of Hermann
Park Conservancy from August 2011 to present, serving as Board Chair since 2020.
Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Bradshaw has significant board experience; significant portfolio management experience in the investment management industry and is a
Chartered Financial Analyst.
Lorn C. Davis
Year of Birth Positions Held with Trust and Length of Time
Served
1
Number of Portfolios Overseen in the
Nationwide Fund Complex
1968 Trustee since January 2021 117
Principal Occupation(s) During the Past Five Years (or longer)
Mr. Davis has been a Managing Partner of College Hill Capital Partners, LLC (private equity) since June 2016. From September 1998 until May 2016,
Mr. Davis originated and managed debt and equity investments for John Hancock Life Insurance Company (U.S.A.)/Hancock Capital Management,
LLC, serving as a Managing Director from September 2003 through May 2016.
Other Directorships Held During the Past Five Years
2
Board Member of Outlook Group Holdings, LLC from July 2006 to May 2016, serving as Chair to the Audit committee and member of the Compensation
Committee, Board Member of MA Holdings, LLC from November 2006 to October 2015, Board Member of IntegraColor, Ltd. from February 2007 to
September 2015, Board Member of The Pine Street Inn from 2009 to present, currently serving as Chair of the Board, Member of the Advisory Board
(non-fiduciary) of Mearthane Products Corporation from September 2019 to present, and Board Member of The College of Holy Cross since July 2022.
Experience, Qualifications, Attributes, and Skills for Board Membership
Mr. Davis has significant board experience, significant past service at a large asset management company and significant experience in the investment management industry. Mr. Davis is a Chartered Financial Analyst and earned a Certificate of Director Education from the National Association of
Corporate Directors in 2008.
Barbara I. Jacobs
Year of Birth Positions Held with Trust and Length of Time
Served
1
Number of Portfolios Overseen in the
Nationwide Fund Complex
1950 Trustee since December 2004 117
Principal Occupation(s) During the Past Five Years (or longer)
Retired. From 1988 through 2003, Ms. Jacobs was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance
and Annuity Association—College Retirement Equities Fund). Ms. Jacobs also served as Chairman of the Board of Directors of KICAP Network Fund, a
European (United Kingdom) hedge fund, from January 2001 through January 2006.
Other Directorships Held During the Past Five Years
2
Trustee and Board Chair of Project Lede from 2013 to present.
Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Jacobs has significant board experience and significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth Positions Held with Trust and Length of Time
Served
1
Number of Portfolios Overseen in the
Nationwide Fund Complex
1964 Trustee since March 2012; Chairman since
January 2021
117
Principal Occupation(s) During the Past Five Years (or longer)
Mr. Karlawish is a Senior Director of Wealth Management with Curi Capital which acquired Park Ridge Asset Management, LLC in August 2022. Prior
to this time, Mr. Karlawish was a partner with Park Ridge Asset Management, LLC since December 2008 and also served as a portfolio manager. From
May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and
BB&T Variable Insurance Funds from February 2005 until October 2008.
Other Directorships Held During the Past Five Years
2
None
Experience, Qualifications, Attributes, and Skills for Board Membership
Mr. Karlawish has significant board experience, including past service on the boards of BB&T Mutual Funds and BB&T Variable Insurance Funds;
significant executive experience, including past service at a large asset management company and significant experience in the investment management industry.

198 - Management Information - December 31, 2023 - Equity Funds (II)
Interested Trustee
Carol A. Kosel
Year of Birth Positions Held with Trust and Length of Time
Served
1
Number of Portfolios Overseen in the
Nationwide Fund Complex
1963 Trustee since March 2013 117
Principal Occupation(s) During the Past Five Years (or longer)
Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President,
Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.
Other Directorships Held During the Past Five Years
2
None
Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Kosel has significant board experience, including past service on the boards of Evergreen Funds and Sun Capital Advisers Trust; significant executive experience, including past service at a large asset management company and significant experience in the investment management industry.
Douglas F. Kridler
Year of Birth Positions Held with Trust and Length of Time
Served
1
Number of Portfolios Overseen in the
Nationwide Fund Complex
1955 Trustee since September 1997 117
Principal Occupation(s) During the Past Five Years (or longer)
Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $2.5 billion community foundation with
2,000 funds in 55 Ohio counties and 37 states in the U.S.
Other Directorships Held During the Past Five Years
2
None
Experience, Qualifications, Attributes, and Skills for Board Membership
Mr. Kridler has significant board experience; significant executive experience, including service as President and Chief Executive Officer of one of
America’s largest community foundations and significant service to his community and the philanthropic field in numerous leadership roles.
Charlotte Tiedemann Petersen
Year of Birth Positions Held with Trust and Length of Time
Served
1
Number of Portfolios Overseen in the
Nationwide Fund Complex
1960 Trustee since January 2023 117
Principal Occupation(s) During the Past Five Years (or longer)
Self-employed as a private real estate investor/principal since January 2011. Ms. Petersen served as Chief Investment Officer at Alexander Capital
Management from April 2006 to December 2010. From July 1993 to June 2002, Ms. Petersen was a Portfolio Manager, Partner, and Management
Committee member of Denver Investment Advisors LLC.
Other Directorships Held During the Past Five Years
2
Investment Committee for the University of Colorado Foundation from February 2015 to June 2022.
Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Petersen has significant board experience including past service as a Trustee of Scout Funds and Director of Fischer Imaging, where she chaired committees for both entities; significant experience in the investment management industry and is a Chartered Financial Analyst.
David E. Wezdenko
Year of Birth Positions Held with Trust and Length of Time
Served
1
Number of Portfolios Overseen in the
Nationwide Fund Complex
1963 Trustee since January 2021 117
Principal Occupation(s) During the Past Five Years (or longer)
Mr. Wezdenko is a Co-Founder of Blue Leaf Ventures (venture capital firm, founded May 2018). From November 2008 until December 2017, Mr.
Wezdenko was Managing Director of JPMorgan Chase & Co.
Other Directorships Held During the Past Five Years
2
Independent Trustee for National Philanthropic Trust from October 2021 to present. Board Director of J.P. Morgan Private Placements LLC from
January 2010 to December 2017.
Experience, Qualifications, Attributes, and Skills for Board Membership
Mr. Wezdenko has significant board experience; significant past service at a large asset and wealth management company and significant experience in the investment management industry.
M. Diane Koken
3
Year of Birth Positions Held with Trust and Length of Time
Served
1
Number of Portfolios Overseen in the
Nationwide Fund Complex
1952 Trustee since April 2019 117
Principal Occupation(s) During the Past Five Years (or longer)
Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from
1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming the Insurance Commissioner of Pennsylvania, she held multiple legal roles, including Vice President, General Counsel, and Corporate
Secretary of a national life insurance company.
Other Directorships Held During the Past Five Years
2
Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-2023, Director of
Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-2021,
Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of
Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.
Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Koken has significant board experience and significant executive, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and General Counsel of a national life insurance company.

Equity Funds (II) - December 31, 2023 - Management Information - 199
1
Length of time served includes time served with the Trust’s predecessors. The tenure of each Trustee is subject to the Board’s retirement policy, which states that a Trustee shall retire from the Boards of Trustees of the Trusts effective on December 31 of the calendar year during which he or she turns
75 years of age; provided this policy does not apply to a person who became a Trustee prior to September 11, 2019.
2
Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of
Section 15(d) of the Exchange Act, which are required to be disclosed in the SAI. In addition, certain other directorships not meeting the requirements may be included for certain Trustees such as board positions on non-profit organizations.
3
Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.
Officers of the Trust
1
These positions are held with an affiliated person or principal underwriter of the Funds.
The Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available, without charge, upon request.
Shareholders may call 800-848-0920 to request the SAI.
Kevin T. Jestice
Year of Birth Positions Held with Funds and Length of Time Served
1980 President, Chief Executive Officer, and Principal Executive Officer since March 2023
Principal Occupation(s) During the Past Five Years (or longer)
Mr. Jestice is President and Chief Executive Officer of Nationwide Fund Advisors and is a Senior Vice President of Nationwide Mutual Insurance
Company.
=
1
He previously served as Vice President of Internal Sales and Service (ISS) and Institutional Investments Distribution (IID) for Nationwide
Financial Services, Inc. Prior to joining Nationwide in 2020, Mr. Jestice served as Principal, Head of Enterprise Advice and as Principal, Head of
Institutional Investor Services at The Vanguard Group, Inc. for more than 13 years.
Lee T. Cummings
Year of Birth Positions Held with Funds and Length of Time Served
1963 Senior Vice President and Head of Fund Operations since December 2015
Principal Occupation(s) During the Past Five Years (or longer)
Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Fund Advisors and is a Vice President of Nationwide Mutual
Insurance Company.
=
1
He previously served as the Trust’s Treasurer and Principal Financial Officer and served temporarily as the Trust’s President,
Chief Executive Officer, and Principal Executive Officer from September 2022 until March 2023.
David Majewski
Year of Birth Positions Held with Funds and Length of Time Served
1976 Treasurer and Principal Financial Officer since September 2022
Principal Occupation(s) During the Past Five Years (or longer)
Mr. Majewski previously served as the Trust’s Assistant Secretary and Assistant Treasurer.
Kevin Grether
Year of Birth Positions Held with Funds and Length of Time Served
1970 Senior Vice President and Chief Compliance Officer since December 2021
Principal Occupation(s) During the Past Five Years (or longer)
Mr. Grether is Senior Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual
Insurance Company.
=
1
He previously served as the VP, and Chief Compliance Officer for the Nationwide Office of Investments and its registered investment adviser, Nationwide Asset Management.
Stephen R. Rimes
Year of Birth Positions Held with Funds and Length of Time Served
1970 Secretary, Senior Vice President, and General Counsel since December 2019
Principal Occupation(s) During the Past Five Years (or longer)
Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Fund Advisors, and Vice President of Nationwide Mutual
Insurance Company.
=
1
He previously served as Assistant General Counsel for Invesco from 2000-2019.
Christopher C. Graham
Year of Birth Positions Held with Funds and Length of Time Served
1971 Senior Vice President, Head of Investment Strategies, Chief Investment Officer, and Portfolio
Manager since September 2016
Principal Occupation(s) During the Past Five Years (or longer)
Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Fund Advisors and is a Vice President of
Nationwide Mutual Insurance Company.
=
1
Benjamin Hoecherl
Year of Birth Positions Held with Funds and Length of Time Served
1976 Senior Vice President, Head of Business and Product Development since December 2023
Principal Occupation(s) During the Past Five Years (or longer)
Mr. Hoecherl is Senior Vice President, Head of Business and Product Development for Nationwide Fund Advisors and is a Vice President of Nationwide
Mutual Insurance Company.
=
1
He previously served as AVP for Nationwide ProAccount within Nationwide Retirement Solutions.

200 - Market Index Definitions - December 31, 2023 - Equity Funds (II)
Bloomberg
®
Emerging Markets Aggregate Bond Index (USD): A flagship hard currency Emerging Markets debt benchmark that includes fixed and floating-rate US dollar-denominated debt issued from sovereign, quasi-sovereign, and corporate emerging markets issuers.
Bloomberg
®
U.S. Municipal Index: An index based on USD-denominated long-term tax-exempt bond market. The Index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds.
Bloomberg
®
U.S. Aggregate Total Return Index (USD): Provides a measure of the performance of the U.S. dollar denominated investment grade bond market, including investment grade government bonds, investment grade corporate bonds, mortgage pass through securities, commercial mortgage-backed securities and asset backed securities that are publicly for sale in the United
States.
Bloomberg
®
U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-
grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).
Bloomberg
®
U.S. Corporate High Yield Bond Index: Measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody's, Fitch and S&P is Ba1/BB+/BB+ or below.
Bloomberg
®
U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-
yield corporate bonds, with a maximum allocation of 2% to any one issuer.
Bloomberg
®
U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-
securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues, and corporates.
Bloomberg
®
U.S. 10-20 Year Treasury Bond Index: Measures US dollar-denominated, fixed-rate, nominal debt issued by the US
Treasury with 10-20 years to maturity.
Bloomberg
®
U.S. Treasury Inflation-Protected Securities (TIPS) Index
SM
: An index that measures the performance of the US
Treasury Inflation Protected Securities (TIPS) market.
Bloomberg
®
Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-
through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association
(Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least one year.
Bloomberg
®
U.S. Government/Mortgage Index: Measures the performance of U.S. government bonds and mortgage-related securities, including Ginnie Maes, Freddie Macs, Hybrid ARMs, Fannie Maes, U.S. Treasuries and U.S. Agencies only. It is a subset of US Aggregate Index.
Note about Bloomberg
®
Indexes
Bloomberg
®
and its indexes are service marks of Bloomberg
®
Finance L.P. and its affiliates including Bloomberg
®
Index Services
Limited, the administrator of the index, and have been licenses for use for certain purposes by Nationwide. Bloomberg
®
is not
affiliated with Nationwide, and Bloomberg
®
does not approve, endorse, review, or recommend this product. Bloomberg
®
does not
guarantee the timeliness, accurateness, or completeness of any date or information relating to this product.
Citigroup Non-U.S. Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-
weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.
Citigroup U.S. Broad Investment-Grade Bond Index (USBIG
®
): An unmanaged, market capitalization-weighted index that
measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-
rate, U.S. Treasury, government-sponsored, collateralized, and corporate debt with remaining maturities of one year or more.

Equity Funds (II) - December 31, 2023 - Market Index Definitions - 201
Citigroup U.S. High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay, and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.
Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.
Note about Citigroup Indexes
© 2024 Citigroup Index LLC. All rights reserved
Dow Jones U.S. Select Real Estate Securities Index
SM
(RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).
FTSE World ex U.S. Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.
FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.
Note about FTSE Indexes
Source: FTSE International Limited (“FTSE”) © FTSE 2024. “FTSE
®
” is a trademark of the London Stock Exchange Group
companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in
FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/
or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE's express written consent.
ICE BofA Merrill Lynch Current 5-Year U.S. Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.
ICE BofA Merrill Lynch Global High Yield Index (USD Hedged): An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-
grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or euro bond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds, and euros. The Index is hedged against the fluctuations of the constituent currencies versus the U.S. dollar.
ICE BofA Merrill Lynch Global High Yield Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or euro bond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds, and euros.
Note about ICE BofA Merrill Lynch Indexes
Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA
Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2024).
iMoneyNet Money Fund Average™ Government All Index: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.
JPM Emerging Market Bond Index (EMBI) Global Diversified Index: An unmanaged index that reflects the total returns of U.S.
dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.
J.P. Morgan Mozaic
SM
Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities, and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

202 - Market Index Definitions - December 31, 2023 - Equity Funds (II)
Note about JPMorgan Indexes
Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy.
The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan's prior written approval.
© 2024, JPMorgan Chase & Co. All rights reserved.
Morningstar
®
Lifetime Allocation Indexes: A series of unmanaged, multi-asset-class indexes designed to benchmark target-
date investment products. Each index is available in three risk profiles: aggressive, moderate, and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on the Lifetime Asset Allocation methodology developed by Ibbotson Associates, a
Morningstar company.
Morningstar
®
Target Risk Indexes: A series consisting of five asset allocation indexes that span the risk spectrum from conservative to aggressive. The securities selected for the asset allocation indexes are driven by the rules-based indexing methodologies that power Morningstar's comprehensive index family.
Aggressive Target Risk Index
Moderately Aggressive Target Risk Index
Moderate Target Risk Index
Moderately Conservative Target Risk Index
Conservative Target Risk Index
Note about Morningstar
®
Indexes
Neither any Morningstar company nor any of its information providers can guarantee the accuracy, completeness, timeliness, or correct sequencing of any of the information on this website, including, but not limited to, information originated by any Morningstar company, licensed by any Morningstar company from information providers, or gathered by any Morningstar company from other third-party sources (e.g., publicly available sources). ©2024 Morningstar
MSCI ACWI
®
: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.
MSCI ACWI
®
ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the
United States.
MSCI ACWI
®
ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by
MSCI; excludes the United States.
MSCI EAFE
®
Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and
Canada.
MSCI World ex USA Index
SM
: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM)
countries—excluding the United States. With 1,020 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France,
Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden,
Switzerland, and the United Kingdom.
MSCI World Index
SM
: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.
MSCI EAFE
®
Small Cap Index: An equity index which captures small cap representation across Developed Markets countries including Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands,
New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the UK around the world, excluding the U.S. and
Canada.

Equity Funds (II) - December 31, 2023 - Market Index Definitions - 203
MSCI EAFE
®
Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the U.S. and
Canada.
MSCI Emerging Markets
®
Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.
Note about MSCI Indexes
MSCI cannot and does not guarantee the accuracy, validity, timeliness or completeness of any information or data made available to you for any particular purpose. Neither MSCI, nor any of its affiliates, directors, officers, or employees, nor its successors or assigns, nor any third-party vendor, will be liable or have any responsibility of any kind for any loss or damage that you incur.
© 2024 MSCI Inc. All rights reserved.
NYSE Arca Tech 100 Index: A price-weighted index composed of common stocks and American Depository Receipts (“ADRs”
a form of equity security that was created specifically to simplify foreign investing for American investor) of technology-related companies listed on U.S. stock exchanges. This Index is maintained by the New York Stock Exchange, but also includes stocks that trade on exchanges other than the NYSE.
Note about NYSE Arca Index
“Archipelago
®
”, “ARCA
®
”, “ARCAEX
®
”, “NYSE
®
“, “NYSE ARCA
SM
” and “NYSE Arca Tech 100
SM
” are trademarks of the NYSE Group,
Inc. and Archipelago Holdings, Inc. and have been licensed for use by Nationwide Fund Advisors, on behalf of the Nationwide
NYSE Arca Tech 100 Index Fund. The Nationwide NYSE Arca Tech 100 Index Fund is not sponsored, endorsed, sold, or promoted by Archipelago Holdings, Inc. or by NYSE Group, Inc. Neither Archipelago Holdings, Inc. nor NYSE Group, Inc. makes any representation or warranty regarding the advisability of investing in securities generally, the Nationwide NYSE Arca Tech 100 Index to track general stock market performance.
Russell 1000
®
Index: A stock market index that represents the 1000 top companies by market capitalization in the Russell 3000
Index in the United States.
Russell 1000
®
Equal Weight Technology Index: Russell's industry equal weight index methodology equally weights each industry within the index and then equally weights the companies within each industry. Provides greater diversification benefits than traditional equal weighted indexes.
Russell 1000
®
Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000
®
Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 1000
®
Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the
U.S. equity universe; includes those Russell 1000
®
Index companies with lower price-to-book ratios and lower forecasted growth values.
Russell 2000
®
Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000
®
Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 2000
®
Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.
Russell 2000
®
Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the
U.S. equity universe; includes those Russell 2000
®
Index companies with lower price-to-book ratios and lower forecasted growth values.
Russell 2500
TM
Growth Index: An unmanaged index that measures the performance of the small to mid-cap growth segment of the US equity universe. Includes companies with higher growth earning potential.
Russell 3000
®
Growth Index: A market-capitalization weighted index based on the Russell 3000 Index. Includes companies that show signs of above-average growth.

204 - Market Index Definitions - December 31, 2023 - Equity Funds (II)
Russell 3000
®
Index: a capitalization-weighted stock market index, maintained by FTSE Russell, that seeks to be a benchmark of the entire U.S stock market.
Russell Midcap
®
Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap
®
Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell Midcap
®
Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap
®
Index companies with lower price-to-book ratios and lower forecasted growth values.
Note about Russell Indexes
Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes.
Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell
®
is a trademark of Russell Investment
Group.
S&P 500
®
Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.
S&P MidCap 400
®
(S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S.
companies (those with a market capitalization of $1.4 billion to $5.9 billion).
S&P North American Technology Sector Index
TM
: Represents U.S. securities classified under the GICS
®
information technology
sector as well as the internet & direct marketing retail, interactive home entertainment, and interactive media & services sub-
industries.
S&P Target Date
®
To Indexes: A series of 13 unmanaged, multi-asset class indexes consisting of the Retirement Income Index plus 12 indexes that correspond to a specific target retirement date (ranging from 2010 through 2065+). The series reflects a subset of target date funds, each of which generally has an asset allocation mix and glide path featuring relatively conservative total equity exposure near retirement and static total equity exposure after retirement. Each index in the series reflects varying levels of exposure to equities, bonds, and other asset classes and becomes more conservative with the approach of the target retirement date.
Note about S&P Indexes
Standard & Poor's Financial Services LLC or its affiliates (collectively, S&P) and any third-party providers, as well as their directors, officers, shareholders, employees, or agents do not guarantee the accuracy, completeness, timeliness, or availability of the content.
S&P parties are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, for the results obtained from the use of the content, or for the security or maintenance of any data input by the user. The content is provided on an "as is" basis. S&P Indexes are trademarks of Standard & Poor’s and have been licensed for use by Nationwide Fund Advisors.
The Products are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s does not make any representation regarding the advisability of investing in the Product. Copyright © 2024 by Standard & Poor's Financial Services
LLC.

P.O. Box 701
Milwaukee, WI 53201-0701
nationwide.com/mutualfunds
NAR-CEQ-2 (2-24)

Annual Report
December 31, 2023
Nationwide Variable Insurance Trust
1940 Act Funds
NVIT GS Emerging Markets Equity Insights Fund
NVIT GS International Equity Insights Fund
NVIT GS Large Cap Equity Fund
(formerly, NVIT GS Large Cap Equity Insights Fund)
NVIT GS Small Cap Equity Insights Fund
NVIT U.S. 130/30 Equity Fund
IMPORTANT INFORMATION
The SEC has adopted a new rule that will change how you receive your fund’s shareholder reports. Starting from July 2024, you will receive a paper summary report via mail that highlights key information about your fund. The full report and other details will be available online and delivered upon request. To help us with this transition and save paper, we encourage you to sign up for the e-delivery of your fund documents. By choosing e-delivery, you will get an email when your documents are online. You will also have access to an electronic archive of your documents.
We think this new rule will make it easier for you to review and monitor your fund investments. You can access the full report and other details online at
https://www.nationwide.com/personal/investing/mutual-funds/nvit-funds/
If you wish to receive reports and other Fund documents via eDelivery you may elect this option by contacting your financial intermediary (such as a broker-dealer or bank).

Nationwide Funds
®
Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.
Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the
Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.
This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.
Statement Regarding Availability of Quarterly Portfolio Holdings
The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at http://www.sec.gov . Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in
Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The
Trust also makes this information available to investors on http://nationwide.com/mutualfundsnvit or upon request without charge.
Statement Regarding Availability of Proxy Voting Record
Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies
(the “Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by a Fund. The Funds’ proxy voting policies and procedures and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at http://nationwide.com/mutualfundsnvit or (iii) on the SEC’s website at
http://www.sec.gov .
Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.
Variable annuities are issued by Nationwide Life Insurance Company, Columbus, Ohio. The general distributor for variable products is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio. NVIT Funds distributed by Nationwide
Fund Distributors LLC, member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by
Nationwide Fund Advisors, with the exception of Nationwide Asset Management, LLC, and are not affiliated with Morningstar, Inc.
Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance
Company. ©2024

Message to Investors 1
Fund Commentaries 5
Shareholder Expense Examples 27
Statements of Investments 29
Statements of Assets and Liabilities 68
Statements of Operations 72
Statements of Changes in Net Assets 74
Financial Highlights 78
Notes to Financial Statements 83
Report of Independent Registered Public Accounting Firm 103
Supplemental Information 104
Management Information 111
Market Index Definitions 114

Nationwide Variable Insurance Trust - December 31, 2023 - 1
Message to Investors
Dear Investor,
Over the past year, our business has remained committed to three cardinal principles -
collaboration, excellence, and disciplined leadership - as the guiding forces behind our operations. Despite market volatility, our focus has remained unwaveringly fixed on the business's long-term goals. Our success depends on strong relationships with our employees, management teams, and investors, and we are committed to creating long-term value with them. We operate with a forward-thinking mentality, utilizing innovative strategies to support our clients' long-term objectives. Further, our strong results for 2023 reflected our constant focus on the needs of our investors, the uniqueness and breadth of our services, and our industry expertise. Above all, we recognize that our customers' trust and confidence are vital. Therefore, we work diligently to earn and maintain it through consistent, dependable service.
Macro Commentary
For much of 2023, economic prognostications for 2023 enthralled investors with complex narratives subject to diverse interpretations. Throughout most of the reporting period, some market participants convinced themselves that a soft landing was empirically challenging to pull off, and therefore 2023 would usher in a recession. More specifically, fears of elevated wage growth, sticky inflation, and short-term inflation expectations reinforced each other in a feedback loop that caused angst among investors and the Federal Reserve ("Fed"). As such, one of the critical macroeconomic themes during the reporting period was whether the Fed could reduce sticky inflation while balancing the risk of raising rates too high, which would increase the probability of a recession, against the risk of raising rates too little, increasing the likelihood of inflation turning higher.
As 2023 transpired, investors likely realized the cornucopia of available economic data did not necessarily indicate an impending recession. As such, economic data delivered stronger-than-
expected results, and a positive disinflation trend helped investors realize that the Fed had likely cooled inflation measurably without inducing a recessionary shock to the economy, highlighting the peril of succumbing to overly pessimistic forecasts. Additionally, throughout most of 2023, market participants observed a resilient labor market with job growth that ended the year on a solid note; however, the pace of job gains slowed from the unsustainably high rates recorded in the first quarter of the reporting period. In other words, the foundational elements for a soft landing began to take shape in the latter part of 2023, helping to assuage investor angst that the Fed would remain too restrictive.
Better-than-expected economic data throughout most of the reporting period indicated that the
U.S. economy remained resilient. The underlying resilience led many economists to upgrade their outlooks, pushing off their recession forecasts from the first half of 2023 to the latter half of
2023 and even into early 2024. During the reporting period, the economic narrative unfolded as an intricate chess match featuring the bond market and the Fed as opposing players. As such, economic data releases became a nuanced battleground where the bond market and the Fed strategically vied for control to shape the narrative around the timing and magnitude of interest rate cuts.
Against this backdrop, the U.S. economy remained resilient during the reporting period despite a mild slowdown in employment and tighter credit conditions. For example, annualized U.S. gross

2 - December 31, 2023 - Nationwide Variable Insurance Trust
domestic product grew 2.2% in the first quarter of 2023, modestly increased by an annualized
2.1% rate in the second quarter and registered a blistering 4.9% annualized growth rate for the third quarter of 2023. Moreover, receding inflation likely boosted consumer spending and resilience, a key theme for 2023. Although consumer spending acted as a tailwind, investors focused on mounting consumer credit card debt and rising delinquencies due to higher financing costs. Nevertheless, lower headline inflation and a strong labor market during the reporting period suggested that healthy real disposable income growth supported consumption, a key driver of economic growth.
For much of 2023, the conversation surrounding inflation has demonstrably shifted; moreover, the pace of price increases eased considerably relative to a year ago; most recently, the
December consumer price index report helped confirm some strategists' conviction that the
Fed was likely done hiking interest rates.
Asset Class
Despite various economic challenges, the equity markets delivered respectable returns during the reporting period. If investors depended solely on economic headlines to make investment decisions, they might have felt discouraged about the market in 2023, just as they did in 2022.
For example, several U.S. banks failed, there was an increase in anxiety due to geopolitical risks, and investors were consistently worried about sticky inflation, among other things. Yet, despite the tumultuous headlines and horrid market backdrop of 2022, the S&P 500
®
Index (S&P
500) started the period with a modest cumulative return of 3.15% between January and March
23, 2023. Likewise, most of the S&P 500's return attribution resulted from multiple expansion.
To illustrate, the S&P 500's blended next twelve months price-to-earnings ratio swelled to over
19x in December from 16x at the beginning of the reporting period.
During most of the reporting period, the narrative revolved around the “Magnificent Seven,”
seven large-cap Technology and Communication Services stocks responsible for a majority of the S&P 500’s advance during the reporting period. Indeed, many investors preferred the group as the frenzy for generative artificial intelligence, trepidations from the regional banking crisis, and tighter financial conditions had investors chasing companies with higher-quality balance sheets. As such, the Magnificent Seven stocks delivered stunning returns in 2023 and significantly contributed to the massive outperformance of large caps in 2023. As of December
30th, 2023, these seven stocks comprised approximately 28% of the S&P 500 and had a median return of nearly 81% for the reporting period.
Despite some market participants' consternation over poor market breadth during the first half of 2023, the NASDAQ gained a respectable 37% return through July, handily outperforming the
S&P 500 and the Russell 2000
®
Index. Indeed, the narrow market breadth during the first half of the reporting period was a critical debate among the bears and bulls about whether the market was in a new bull market or something more nefarious, such as a bear market rally. Market participants had varying judgments on distinguishing a new bull market during the reporting period. Some believed that any 20% increase from a trough (such as the October 12, 2022, low for the S&P 500) qualified, while others argued that the market must surpass its prior peak
(on January 1, 2022, for the S&P 500). Despite the debate, on October 12, 2023, the S&P 500 marked its one-year anniversary from its bear market low on October 12, 2022, up more than
21%. Curiously, the bull market rally that began on October 12, 2022, was one of the weakest on record, where the average first year has seen the S&P 500 rally by nearly 39%, on average.
The equity market's narrowness broadened as the latter half of the reporting period unfolded.
Further, greater participation was a sign that a more solid fundamental backdrop might be forming for the market. Despite this, weaker seasonality in August and September remained a headwind for the market and dampened investor sentiment. Then, toward the last quarter of the reporting period, the market's journey from a somber symphony of dire market sentiment and bearish market positioning during the selloff from July through October orchestrated a crescendo that, come year-end, seamlessly transitioned into a triumphant year-end rally.

Nationwide Variable Insurance Trust - December 31, 2023 - 3
For example, from the October low through year-end, the Russell 2000
®
Index rallied 24% while
the S&P 500 Equal Weight Index surged 18%. The broadening of the rally, in part, the result of the Fed signaling on December 13th that disinflationary trends were sufficient to shift monetary policy toward easing in 2024, was a welcomed development as it gave the bulls confidence that the underlying resilience of the economy might finally shift toward other sectors of the market.
The year-end rally, or as some market participants coined it, the “everything rally,” saw global stock markets rally too, with the MSCI EAFE
®
Index finishing the period with a gain of nearly
18.24%. Likewise, the MSCI Emerging Markets
®
Index gained 9.8%.
Positive economic surprises, sustained disinflation, and Fed cuts lurking in 2024 drove a powerful year-end rally, with U.S. large-cap growth stocks delivering an impressive return in 2023. As such, The Russell 3000
®
Growth Index, relative to the Russell 3000
®
Value Index, had its best year since 1999.
Bond investors have had a challenging reporting period. The Fed remained resolute in quelling inflation, instability in the banking sector required government intervention, and tension over raising the debt ceiling led to heightened fears that the U.S. government might default. As such, the ICE BofA Move Index peaked at 198 in March but ended the reporting period at 114. After languishing during most of the reporting period, returns from fixed-income assets rebounded during the fourth quarter as yields fell, and the Fed signaled its willingness to move toward a more balanced approach to monetary policy.
The well-known spread between the 2-year and 10-year Treasury note yields ("2yr/10yr curve")
remained inverted during the reporting period, touching a low of -1.08% on July 3, 2023, and ending the reporting period at -0.35%. The re-steepening of the 2-year/10-year curve from
July to the end of the reporting period caused consternation among market participants. For example, the spike in long-term yields, which saw the 30-year fixed-rate mortgage hit its highest level since June 2000, exemplified the turbulence investors faced in the bond market.
Moreover, since June, longer-term interest rates advanced faster than short-term rates, an occurrence known as a "bear steepener." Then, the significant drop in the 10-year Treasury yield from 5.0% in mid-October to 3.9% just two months later removed a key overhang for the market, as the decrease in yields was likely the result of inflation easing back toward the Fed's target of 2%, removing the threat of the Fed needing to increase rates. As a result, relaxed financial conditions paved the way for a broad-based recovery of many market sectors that were previously vulnerable to higher rates.
As the market entered the final quarter of 2023, there was a sense of comfort that the Fed had concluded its interest rate hiking cycle. Investors, however, remained cautious about how long monetary policy would remain at restrictive levels - a key debate for the past two years. This apprehension amongst market participants slowly waned when softer inflation rates were reported in the U.S. and Europe, leading investors to believe central banks would begin preemptively cutting interest rates sometime in 2024. Moreover, the December Federal Open
Market Committee meeting, where the latest economic projections indicated that there would be three cuts in 2024, solidified market participants' beliefs that the Fed was no longer willing to risk the potential of overtightening, resulting in a potential policy error. Further, an essential shift in messaging occurred when Chair Powell did not push back on easing financial conditions and the bond market aggressively pricing in rate cuts starting in early 2024. In other words, looser financial conditions make it harder for the Fed to cool the economy and reduce inflation.
Nevertheless, fixed-income markets rallied at the end of the reporting period, bolstered by expectations of interest rate cuts, tightening credit spreads, and weakening dollar-supporting corporate earnings. As such, the Bloomberg
®
U.S. Aggregate Bond Index returned 5.53%
during the reporting period.
During the reporting period, investors faced significant risks that further solidified our belief in the importance of a well-crafted investment plan with a long-term focus. We remain dedicated to our investors and unwavering in our vigilance, seeking to successfully navigate even the most challenging investment environments. Your continued confidence and trust in us are

4 - December 31, 2023 - Nationwide Variable Insurance Trust
appreciated, and we are committed to helping you achieve your financial objectives. Thank you for entrusting us with your investments.
Sincerely,
Kevin T. Jestice
President and Chief Executive Officer
Nationwide Variable Insurance Trust
The following chart provides returns for various market segments for the twelve-month reporting period that ended December 31, 2023:
Index
Annual Total Return
(As of December 31, 2023)
Bloomberg
®
Emerging Markets USD Aggregate Bond 9.09%
Bloomberg
®
Municipal Bond 6.40%
Bloomberg
®
U.S. 1-3 Year Government/Credit Bond 4.61%
Bloomberg
®
U.S. 10-20 Year Treasury Bond 3.69%
Bloomberg
®
U.S. Aggregate Bond 5.53%
Bloomberg
®
U.S. Corporate High Yield 13.44%
MSCI
®
EAFE 18.24%
MSCI
®
Emerging Markets 9.83%
MSCI
®
ACWI ex USA 15.62%
Russell 1000
®
Growth 42.68%
Russell 1000
®
Value 11.46%
Russell 2000
®
16.93%
S&P 500
®
26.29%
Nasdaq Composite 44.64%
Russell 3000
®
Growth 41.21%
Russell 3000
®
Value 11.66%
Source: Morningstar

NVIT GS Emerging Markets Equity Insights Fund - December 31, 2023 - Fund Commentary - 5
For the annual period ended December 31, 2023, the NVIT GS Emerging Markets Equity Insights Fund Class Y returned 13.43%
versus 9.83% for its benchmark, the MSCI Emerging Markets
®
Index. For broader comparison, the return for the Fund's closest
Morningstar peer category, Diversified Emerging Mkts (consisting of 79 investments as of December 31, 2023), was 10.14% for the same period. Performance for the Fund's other share classes versus the benchmark is included in the Average Annual Total
Return chart in this report's Fund Performance section.
The MSCI Emerging Markets Index rose significantly in December 2023, ending the year significantly higher.
Ongoing Sino-U.S. tensions, geopolitical tensions in the Middle East, concerns related to the economic slowdown in China, and the issues with the Chinese real estate sector were some of the key drivers over a major part of the year.
The year started on a high note against the backdrop of China’s reopening, but this was short-lived as geopolitical tensions between the U.S. and China re-escalated in the first quarter. This was followed by concerns that the efforts undertaken by the
Chinese government to stimulate the economy were inadequate. Meanwhile, the problems in the Chinese real estate sector worsened, causing concerns related to Taiwan as well. Due to these factors, the Index remained mostly flat over the first half of the year despite strong performance in markets such as India.
During the second half of the year, tensions in the Middle East caused the Index to reach a low point near the end of October;
however, Emerging Market equities have rallied sharply since November as cooling inflation and strong macroeconomic data created expectations that the U.S. and European interest rate hiking cycles have ended. This caused the Index to end the year significantly higher.
The Fund outperformed the benchmark, MSCI Emerging Markets
®
Index, by 360 basis points for the period.
Among investment themes, signals within the Themes and Trends pillar contributed most positively to relative returns followed by the suite of signals within Fundamental Mispricings, Sentiment Analysis, and High-Quality Business Models.
Within Themes and Trends, industry momentum factors performed well. These factors aim to identify trending industries that have exhibited strong historical performance. Meanwhile, signals gauging relative valuation within the Fundamental Mispricings pillar helped relative performance. Additionally, within Sentiment Analysis, factors evaluating analyst & management sentiment added to the relative returns of the portfolio. Finally, financial quality related signals helped the performance of the High-Quality Business
Models pillar.
Among sectors, holdings within the Financials sector contributed the most to relative performance, with an overall overweight position within the Financial Services industry contributing particularly strongly. On the downside, holdings within the Consumer
Discretionary sector detracted the most from excess returns, where an overall overweight position within the Broadline Retail industry hurt relative performance.
At an individual stock level, an overweight position in REC Ltd., held primarily due to views around Themes and Trends related factors, performed well. An overweight position in Petroleo Brasileiro SA helped performance, particularly due to contributions from our Fundamental Mispricings pillar. Also, an overweight in ITC Ltd. contributed to performance due to our High-Quality Business
Models pillar.
Conversely, an underweight position in Adani Enterprises Ltd., held primarily due to views on Themes and Trends related factors, did not do well. An underweight in SK Hynix Inc. detracted from performance, particularly due to challenges from our High-Quality
Business Models pillar. An overweight in Adani Power Ltd. detracted from performance due to challenges from our Themes and
Trends pillar.
At the end of the period, the Fund held all the securities mentioned above, except ITC Ltd. and Adani Enterprises Ltd.
Among countries, the position in Taiwan contributed the most to relative performance. Meanwhile, the positioning in South Africa detracted during the period.

6 - Fund Commentary - December 31, 2023 - NVIT GS Emerging Markets Equity Insights Fund
We used derivatives (Futures and Forward Contracts), only for hedging purposes including for the equitization of cash positions in the portfolio. There were no liquidity events throughout the period that had a material impact on performance.
Subadviser:
Goldman Sachs Asset Management, L.P.
Portfolio Managers:
Dennis Walsh; Osman Ali, CFA; Len Ioffe, CFA; and Takashi Suwabe
The Fund is subject to the risks of investing in equity securities, including mid-cap companies. Smaller companies involve greater risk than larger, more established companies because smaller companies 1) usually are less stable in price, 2) are less liquid 3) are more vulnerable to adverse business and economic developments and 4) have more limited resources. The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). The Fund’s investment strategy may involve high portfolio turnover, which may result in higher levels of transaction costs paid by the Fund and greater tax liabilities for shareholders. The Fund may experience adverse effects when certain large shareholders, such as other mutual funds, purchase or redeem large amounts of shares of a Fund. These transactions may increase transaction costs to the Fund and lead to an increase in the Fund’s expense ratio. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.
A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.
Asset Allocation
1
Common Stocks 99.1%
Repurchase Agreements 1.0%
Futures Contracts
†
0.0%
Liabilities in excess of other assets (0.1)%
100.0%
Top Industries
2
Banks 16.2%
Semiconductors & Semiconductor Equipment 12.0%
Technology Hardware, Storage & Peripherals 8.7%
Interactive Media & Services 6.2%
Broadline Retail 5.3%
Insurance 4.9%
Metals & Mining 4.8%
Oil, Gas & Consumable Fuels 3.9%
Pharmaceuticals 3.3%
Beverages 2.6%
Other Industries
#
32.1%
100.0%
Top Holdings
2
Taiwan Semiconductor Manufacturing Co. Ltd. 5.9%
Tencent Holdings Ltd. 4.2%
Samsung Electronics Co. Ltd. 2.9%
Alibaba Group Holding Ltd. 2.5%
ICICI Bank Ltd., ADR 1.6%
MediaTek, Inc. 1.5%
Axis Bank Ltd. 1.3%
ASE Technology Holding Co. Ltd. 1.2%
Coca-Cola Femsa SAB de CV, ADR 1.1%
NetEase, Inc. 1.1%
Other Holdings
#
76.7%
100.0%
Top Countries
2
China 27.0%
India 16.6%
Taiwan 16.3%
South Korea 13.3%
Brazil 5.9%
Saudi Arabia 3.6%
Mexico 3.2%
Indonesia 2.4%
South Africa 2.3%
Thailand 2.2%
Other Countries
#
7.2%
100.0%
†
Amount rounds to less than 0.1%.
#
For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.
1
Percentages indicated are based upon net assets as of December 31, 2023.
2
Percentages indicated are based upon total investments as of December 31, 2023.

NVIT GS Emerging Markets Equity Insights Fund - December 31, 2023 - Fund Commentary - 7
Average Annual Total Return
1
(For periods ended December 31, 2023)
1 Yr. 3 Yr.
10 yr. or
Inception
Date of
Inception
Class Y 13.43% (2.62)% 4.33% 7/16/2020
MSCI Emerging Markets
®
Index 9.83% (5.08) % 1.22%
1
The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

8 - Fund Commentary - December 31, 2023 - NVIT GS Emerging Markets Equity Insights Fund
Performance of a $10,000 Investment
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.
Comparative performance of $10,000 invested in Class Y shares of the NVIT GS Emerging Markets Equity Insights Fund from inception through 12/31/23 versus the MSCI Emerging Markets
®
Index for the same period. Unlike the Fund, the performance of the index does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

NVIT GS International Equity Insights Fund - December 31, 2023 - Fund Commentary - 9
For the annual period ended December 31, 2023, the NVIT GS International Equity Insights Fund Class Y returned 19.52%
versus 18.24% for its benchmark, the MSCI EAFE
®
Index. For broader comparison, the return for the Fund's closest Morningstar peer category, Foreign Large Blend (consisting of 127 investments as of December 31, 2023), was 17.15% for the same period.
Performance for the Fund's other share classes versus the benchmark is included in the Average Annual Total Return chart in this report's Fund Performance section.
The MSCI EAFE
®
Index gained significantly during December 2023, closing the year meaningfully up.
European equities strengthened on the back of positive performance from the real estate and information technology stocks in addition to economically sensitive sectors such as industrial and materials.
A decline in Eurozone inflation figures also boosted investor sentiment. Milder than expected winters also helped avoid an energy crisis, therefore helping economic activity in the regions.
Japanese equities also rose during the year aided by positive macroeconomic cues such as mild inflation and wage growth.
Equities continued to gain towards the end of the year as cooling inflation and strong macroeconomic data created expectations that the U.S. and European interest rate hiking cycles have ended.
The Fund outperformed its benchmark by 128 basis points. Both bottom-up stock selection and top-down country selection contributed positively to relative returns during the period. Among investment themes, signals within the Sentiment Analysis pillar contributed most positively to relative returns followed by the suite of signals within Fundamental Mispricings, Themes and Trends, and High-Quality Business Models.
Within Sentiment Analysis, analyst & management sentiment factors performed well. These factors use natural language processing and machine learning techniques to synthesize sell-side reports and earnings call transcripts to gauge analyst and management sentiment. Meanwhile, signals gauging industry rotation within the Fundamental Mispricings pillar helped relative performance.
Additionally, within Themes and Trends, factors evaluating economic linkages added to the relative returns of the portfolio. Finally, insider transactions related signals helped the performance of the High-Quality Business Models pillar.
Among sectors, holdings within the Consumer Discretionary sector contributed the most to relative performance, with an overall overweight position within the Textiles, Apparel & Luxury Goods industry contributing particularly strongly. On the downside, holdings within the Energy sector detracted the most from excess returns, where an underweight position within the Oil, Gas &
Consumable Fuels industry hurt relative performance.
At an individual stock level, an overweight position in SCREEN Holdings Co. Ltd., held primarily due to views around Fundamental
Mispricings related factors, performed well. An overweight position in Kobe Steel Ltd. helped performance due to contributions from our Sentiment Analysis pillar. An overweight position in Mitsubishi Corp. also helped performance due to contributions from our Fundamental Mispricings pillar. The Fund held SCREEN and Kobe Steel and no longer held Mitsubishi at the end of the period.
Conversely, an overweight position in British American Tobacco PLC, held primarily due to views on Fundamental Mispricings related factors, did not do well. An overweight position in Sumitomo Pharma Co. Ltd. detracted from performance due to challenges from our Fundamental Mispricings pillar. An overweight position in Genmab A/S detracted from performance due to challenges from our High-Quality Business Models pillar. As of the end of the period, the Fund held British American Tobacco and Genmab
A/S, and did not hold Sumitomo Pharma.
Among countries, the positioning in Japan contributed the most to relative performance. Meanwhile, the positioning in Australia detracted during the period.
We used derivatives (futures and forward contracts), only for hedging purposes including for the equitization of cash positions in the portfolio. There were no liquidity events throughout the period that had a material impact on performance.
Subadviser:
Goldman Sachs Asset Management, L.P.
Portfolio Managers:
Osman Ali, CFA; Len Ioffe, CFA; Takashi Suwabe; and Dennis Walsh

10 - Fund Commentary - December 31, 2023 - NVIT GS International Equity Insights Fund
The Fund is subject to the risks of investing in equity securities, including mid-cap companies. Smaller companies involve greater risk than larger, more established companies because smaller companies 1) usually are less stable in price, 2) are less liquid
3) are more vulnerable to adverse business and economic developments and 4) have more limited resources. The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). The Fund may invest in more-aggressive investments such as derivatives (which create investment leverage and are highly volatile) The Fund’s investment strategy may involve high portfolio turnover, which may result in higher levels of transaction costs paid by the Fund and greater tax liabilities for shareholders.
The Fund may experience adverse effects when certain large shareholders, such as other mutual funds, purchase or redeem large amounts of shares of a Fund. These transactions may increase transaction costs to the Fund and lead to an increase in the Fund’s expense ratio. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.
A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.
Asset Allocation
1
Common Stocks 98.7%
Repurchase Agreements 1.1%
Futures Contracts
†
0.0%
Other assets in excess of liabilities 0.2%
100.0%
Top Industries
2
Pharmaceuticals 8.6%
Banks 7.5%
Insurance 6.6%
Semiconductors & Semiconductor Equipment 5.1%
Metals & Mining 4.3%
Software 3.7%
Electrical Equipment 3.6%
Multi-Utilities 3.6%
Financial Services 3.4%
Aerospace & Defense 3.4%
Other Industries
#
50.2%
100.0%
Top Holdings
2
Novo Nordisk A/S, Class B 3.0%
ASML Holding NV 2.3%
Nestle SA (Registered) 1.8%
SAP SE 1.7%
Novartis AG (Registered) 1.6%
Roche Holding AG 1.4%
Industria de Diseno Textil SA 1.3%
Honda Motor Co. Ltd. 1.3%
UniCredit SpA 1.3%
E.ON SE 1.3%
Other Holdings
#
83.0%
100.0%
Top Countries
2
Japan 24.3%
Germany 9.8%
France 9.0%
United Kingdom 8.9%
United States 7.2%
Australia 6.6%
Switzerland 6.2%
Netherlands 5.2%
Sweden 4.4%
Denmark 4.2%
Other Countries
#
14.2%
100.0%
†
Amount rounds to less than 0.1%.
#
For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.
1
Percentages indicated are based upon net assets as of December 31, 2023.
2
Percentages indicated are based upon total investments as of December 31, 2023.

NVIT GS International Equity Insights Fund - December 31, 2023 - Fund Commentary - 11
Average Annual Total Return
1
(For periods ended December 31, 2023)
1 Yr. 3 Yr.
10 yr. or
Inception
Date of
Inception
Class Y 19.52% 4.58% 5.28% 11/14/2019
MSCI EAFE
®
Index 18.24% 4.02% 5.64%
1
The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

12 - Fund Commentary - December 31, 2023 - NVIT GS International Equity Insights Fund
Performance of a $10,000 Investment
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.
Comparative performance of $10,000 invested in Class Y shares of the NVIT GS International Equity Insights Fund from inception through 12/31/23 versus the MSCI EAFE
®
Index for the same period. Unlike the Fund, the performance of the index does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

NVIT GS Large Cap Equity Fund - December 31, 2023 - Fund Commentary - 13
For the annual period ended December 31, 2023, the NVIT GS Large Cap Equity Fund Class Y (formerly, NVIT GS Large Cap
Equity Insights Fund) returned 23.31%* versus 26.53% for its benchmark, the Russell 1000® Index. For broader comparison, the return for the Fund's closest Morningstar peer category, Large Blend (consisting of 313 investments as of December 31, 2023), was 25.60% for the same period. Performance for the Fund's other share classes versus the benchmark is included in the Average
Annual Total Return chart in this report's Fund Performance section.
The Fund consists of two portions, or “sleeves,” both managed by Goldman Sachs Asset Management, L.P. (“GSAM”).
For the first sleeve, GSAM uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes fundamentally based stock selection, careful portfolio construction and efficient implementation. Investments in the second sleeve are managed by GSAM focusing on their exposures to quantitative factors, such as, for example, valuation, profitability, and volatility, to seek to enhance the sleeve’s risk adjusted returns.
The following commentary is provided for the first sleeve for the reporting period of 1/1/2023 – 12/31/2023:
The Russell 1000® Index rose significantly during December 2023. The year started off with investors battling high interest rates, a regional banking crisis and geopolitical uncertainty. But towards the end, the investors had plenty to cheer about as economic resilience, a trend of slowing rate hikes, disinflation, and the excitement around Artificial Intelligence helped counter many of the roadblocks faced during the start of the year.
The decline in inflation proved to be one of the biggest drivers behind the growth in the markets. From its peak in June 2022, the
Consumer Price Index has seen a significant drop solidifying disinflation as the biggest theme of 2023. Another growth driver was the resilience of the economy in the form of a strong labor market and unwavering consumer demand.
Most of the rally observed in the market was due to the strong performance of the Magnificent 7 stocks, which include Apple,
Microsoft, Google parent Alphabet, Amazon, Nvidia, Meta Platforms and Tesla. They accounted for a significant chunk of the performance; however, this divergence in performance provides an opportunity for diversification as the laggard stocks are expected to catch-up as the bull run is expected to continue in 2024.
Among investment themes, signals within the Sentiment Analysis pillar detracted during the period. Signals within Fundamental
Mispricings, High-Quality Business Models, and Themes and Trends also hurt relative performance. The factors looking at investor sentiment within the Sentiment Analysis pillar hurt relative performance. Moreover, within Fundamental Mispricings, signals gauging relative valuation detracted considerably during the period. Meanwhile, financial quality related factors hurt the performance of the High-Quality Business Models pillar. Lastly, within Themes and Trends, signals evaluating industry momentum detracted from relative returns.
Certain factor groups within the pillars contributed to performance. Within Fundamental Mispricings, performance was helped by the industry rotation related factors. These signals focus on industry-level valuations that have changed as a result of changes in market environments. Additionally, within High Quality Business Models, traditional profitability related factors contributed to performance. These factors measure the quality and sustainability of a company's profits. Finally, within Themes and Trends pillar our economic linkages related factors helped relative performance.
Among sectors, holdings within the Health Care sector detracted the most from relative performance, with an overall overweight position within the Health Care Providers and Services industry being especially challenged. On the upside, holdings within the
Utilities sector contributed the most to excess returns, with an overall underweight position within the Electric Utilities industry contributing particularly strongly.
At an individual stock level, an overweight position in Palo Alto Networks Inc., held primarily due to views around High-Quality
Business Models related factors performed well. An underweight in Pfizer Inc. contributed due to our High-Quality Business
Models pillar. An overweight in Bank of America Corp. helped performance due to contributions from our Fundamental Mispricings pillar. The Fund held Bank of America, and no longer held Pfizer and Palo Alto Networks as of the end of period.
Conversely, an underweight position in Meta Platforms Inc., held primarily due to views on High-Quality Business Models related factors, did not do well. An overweight position in Incyte Corp. detracted from performance due to challenges from our Sentiment
Analysis pillar. An overweight position in CVS Health Corp. detracted from performance due to challenges from our Fundamental
Mispricings pillar. The Fund held Meta and no longer had Incyte and CVS as of the end of the period.

14 - Fund Commentary - December 31, 2023 - NVIT GS Large Cap Equity Fund
We used futures for hedging purposes including for the equitization of cash positions in the portfolio. There were no liquidity events throughout the period that had a material impact on performance.
Subadviser:
Goldman Sachs Asset Management, L.P.
Portfolio Managers:
Osman Ali, CFA; Len Ioffe, CFA; Takashi Suwabe; and Dennis Walsh
The following commentary is provided for the second sleeve for the reporting period of 7/10/2023 – 12/31/2023:
The S&P 500® Index as a broad-based index started off strong in the first two months of the third quarter, reaching its 2023 high at the end of July before a sharp pullback in September. Although economic activity remained resilient in the quarter, the market declined predominantly due to a pickup in soft landing concerns, surging energy prices, and disinflationary pressures on corporate earnings. After a promising first half of 2023, U.S. economic data continued to surprise to the upside over the past few months as demonstrated by the still-tight labor market, resilient housing data, and increased consumer spending. The demand for labor remains robust with high levels of employment and job openings, yet it has recently shown signs of cooling with average hourly earnings increasing by just 4.3% from a year ago in August, matching the lowest year-over-year increase since June 2021. Soft-
landing expectations faced new setbacks in recent months, most notably a massive spike in energy prices that included a 10.6%
increase in oil prices in August alone and the looming threat of the Federal government shutdown. There were also concerns about the consumer impacts from student loan repayments resuming and a strike against automakers by the United Auto Workers union that began in September and had shown minimal progress toward resolution.
The Federal Open Market Committee (“FOMC”) acted in line with consensus forecasts in recent meetings, hiking rates by 25 basis points (“bps”) in July and keeping rates unchanged at 5.25% - 5.50% in September; however, the Federal Reserve’s (“Fed”)
higher-for-longer narrative appeared to gain further recognition from investors after the Fed’s September dot plot showed median expectations for only 50 bps in rate cuts for 2024, down from 100 bps in the June dot plot. In addition, policymakers’ forecasts shifted to favor one more rate hike in 2023. On the earnings front, S&P 500 companies saw earnings decline by 4.21% in the second quarter from a year earlier, marking the third consecutive quarter of negative earnings growth reported by the Index companies. Firms continue to juggle challenges regarding margin compression and top-line growth from rising costs, a reduction in consumer spending, and an increase in interest expenses.
The S&P 500® Index increased 11.69% in the fourth quarter, finishing the year nearly eclipsing its all-time high. The quarter saw a broadening of market leadership following the mega-cap dominance for most of the year. U.S. equity markets began the quarter with negative momentum as investors digested a more resilient than expected U.S. economy and a higher-for-longer Fed interest rate regime, then shifted direction in November and December to end the year with positive performance. The month of November saw the most significant easing in financial conditions of any month in over four decades. Market sentiment took a positive turn on the back of an overall shift in tonality from the Fed officials signaling potential easing of monetary policy in the coming year, a gradual cooldown in economic activity while the labor market remained resilient, and a rally across U.S. Treasuries marking one of the best monthly performances on record in November, all underpinning soft landing and disinflation traction themes. The FOMC held rates unchanged throughout the quarter, maintaining the target range for the federal funds rate between 5.25% - 5.50% as growth of the U.S. economy has slowed, the unemployment rate has remained low despite abating job gains, and inflationary pressures have continued to trend downwards. Near the end of the quarter, there was a major shift in the Fed’s policy path expectations with the Summary of Economic Projections median dot plot signaling 75 bps of rate cuts in 2024. Fed Chair Jerome
Powell did not supply any pushback against the more aggressive market easing expectations and expressed optimism that the likelihood of additional rate hikes is low. Moreover, Fed Governor Christopher Waller stated that if disinflation persisted over the next several months, the Fed could cut rates as early as spring of 2024.
U.S. economic data provided further evidence of disinflation momentum, with November’s annualized core Consumer Price Index
(“CPI”) dropping to its lowest level since September 2021 and Core Personal Consumption Expenditure for November increasing
1.9% on a six-month annualized basis, measuring below the Fed’s inflation target of 2% for the first time in more than three years. U.S. Treasury yields across the curve declined in December as demand for longer-duration fixed income securities rose.
The U.S. Treasury 10-year note, and 30-year bond were auctioned at 4.30% and 4.34%, respectively, both maturities lower than their previous auctions, reflecting investor expectations that the Fed has reins on inflation and is done with its interest rate hiking campaign. Market seasonality proved to be another tailwind to equities during the quarter as November and December historically represent the strongest two-month period for stocks, returning an average gain of 3.0% and delivering positive performance
75% of the time. Market participants’ hopes for a soft landing were reassured as the U.S. economy continued to exhibit signs of moderation. This was illustrated as Gross Domestic Product grew at an annualized rate of 4.9% in the third quarter, below market expectations of a 5.2% increase. The labor market continued to gradually ease with September ADP nonfarm payrolls increasing

NVIT GS Large Cap Equity Fund - December 31, 2023 - Fund Commentary - 15
by less than expected, though the U.S. economy experienced surprisingly high job gains across the Health Care, Government, and
Hospitality industries. As a result, the unemployment rate fell to 3.7% from 3.9% the month prior. Consumers remained resilient amid a prolonged restrictive policy backdrop as retail sales increased 0.3% month-over-month in November, well above forecasts of a 0.1% decline.
Among sectors, our holdings within the Health Care, Industrials, and Materials sectors contributed the most to relative performance, all driven by stock selection. On the downside, holdings within the Financials, Communication Services, and Utilities sectors detracted the most from relative performance.
On the positive side, our overweight in luxury fashion holding company, Capri Holdings Limited (CPRI—Sold Out), was a top contributor to relative returns. The company appreciated meaningfully after it was announced that Tapestry, Inc. reached an agreement to purchase the company at a significant premium in an all-cash deal, which was later approved by shareholders. Given the large move upwards, we decided to wind the position down and exit. Furthermore, our overweight in data analytics and credit scoring services company, Fair Isaac Corp., was a top contributor to relative returns. Most of the strength came after the company reported its third quarter earnings in which it missed on the bottom-line due to a higher-than-expected tax rate, but both revenue and adjusted earnings before interest, taxes, depreciation, and amortization were slightly above expectations. The company’s key performance indicators remained strong especially in its software business. Furthermore, higher growth levered finance names appreciated broadly as the Fed held rates steady and signaled a possible end to the hiking cycle. Overall, we continue to believe in Fair Isaac Corp. as credit scores is a unique business with centrality in the financial industry, limited reinvestment needs, and pricing power strength. Furthermore, we believe the software business is gaining traction with its platform strategy.
Also, we are constructive on the name as the company may have cyclical upside from a recovery in mortgage volumes. Lastly, our overweight in technology infrastructure and computer company, Dell Technologies, Inc., was a top contributor to relative returns.
The company’s stock appreciated after it announced second-quarter results well ahead of estimates as the company stated it is seeing Artificial Intelligence (“AI”) related benefits come to fruition. The results were driven by AI servers and better margins on its
PCs. The company additionally saw improved cash flow, an alleviation of working capital issues, and it currently has an excess of cash that should bode well for return of capital plans. The company also reported third-quarter results where bottom-line earnings surpassed expectations, but revenue missed driven by PCs sales but was sheltered by server sales outperforming. We believe the personal computer market is close to bottoming as units sold are back to pre-pandemic levels and channel inventory has come down substantially. As expectations have been heavily re-risked, we believe estimates should move higher as the company shows execution and the ability to return to historical free cash flow conversion levels in the near future. Furthermore, Dell maintains a very strong balance sheet, and we expect even more return of capital in the future.
On the negative side, our overweight in global energy technology company, Enphase Energy, Inc., was a top detractor from relative returns. Its stock came under pressure after reporting second quarter earnings that beat bottom-line estimates, but the entire focus was a weak revenue guidance for the next quarter due to one-time inventory rationalization. As weakness in the U.S. residential solar market was emerging, the market did not take kindly to worse than expected results. Overall, we still remain confident in the position as in line with increased de-carbonization efforts, solar investment is projected to eclipse oil & gas production, and we believe that Enphase is the highest quality solar energy manufacturer and will have consistently plentiful opportunities for growth over time. We remain optimistic about the company as we believe the Inflation Reduction Act bill makes the company more attractive, the reacceleration commences in the U.S. in 2023, and the company increases market presence in Europe. Furthermore, our overweight in American pharmaceutical company, Bristol-Myers Squibb Company, was a top detractor from relative returns. Much of the negative performance was attributed to continued pessimism on the declining sales of Revlimid, a cancer drug threatened by generics alternatives. The company reported third-quarter 2023 bottom-line earnings ahead of expectations in October, but the company’s stock continued to decline throughout November as Revlimid sales continued to struggle. Additionally, investors reacted negatively to an announcement in mid-November that the U.S. Food and Drug Administration delayed the approval of earlier use of a cancer treatment drug. Overall, we believe generic erosion has already been accounted for by investors, and the company’s future growth profile is determined by sales from its new product portfolio, which is on track potentially to offset its patent cliff. As more pipeline wins come in, we believe the stock should perform well. We continue to hold the conviction that the company is well positioned financially with a strong balance sheet and has enough products in the pipeline to renew its growth trajectory. Lastly, our overweight in specialty flavoring and food seasonings company, McCormick & Company, Incorporated, was a top detractor from relative returns. The company’s share price experienced volatility as it faced a challenging inflationary environment hurting performance. The company’s stock fell sharply after reporting disappointing third-quarter earnings with earnings per share dropping as the company continued to battle higher interest expenses and high borrowing costs. Furthermore, investors were concerned over the volume miss driven by a slower recovery in China which was shielded by pricing gains. Despite recent headwinds, we continue to believe in the company as its America’s consumer business is improving, it is gaining share globally, and its flavor solutions business grew significantly during the quarter. Additionally, we continue to see tailwinds from its cost-savings, supply chain, and cost structure optimization programs going into 2024, and deleveraging is occurring faster with merger and acquisition coming back in its radar.
We did not use derivatives and there were no liquidity events throughout the period that had a material impact on performance.

16 - Fund Commentary - December 31, 2023 - NVIT GS Large Cap Equity Fund
Subadviser:
Goldman Sachs Asset Management, L.P.
Portfolio Managers:
Steven Barry and Stephen Becker, CPA
*High double-digit returns are unusual and cannot be sustained.
The Fund is subject to the risks of investing in equity securities. The Fund’s investment strategy may involve high portfolio turnover, which may result in higher levels of transaction costs paid by the Fund and greater tax liabilities for shareholders. The Fund may invest in more-aggressive investments such as derivatives (which create investment leverage and are highly volatile). The Fund may experience adverse effects when certain large shareholders, such as other mutual funds, purchase or redeem large amounts of shares of a Fund. These transactions may increase transaction costs to the Fund and lead to an increase in the Fund’s expense ratio. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.
Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes.
Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment
Group.
A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.
Asset Allocation
1
Common Stocks 99.3%
Repurchase Agreements 1.2%
Liabilities in excess of other assets (0.5)%
100.0%
Top Industries
2
Software 12.7%
Technology Hardware, Storage & Peripherals 8.2%
Interactive Media & Services 6.7%
Semiconductors & Semiconductor Equipment 5.5%
Financial Services 4.5%
Broadline Retail 3.4%
Banks 3.1%
Insurance 3.0%
Health Care Providers & Services 2.9%
Oil, Gas & Consumable Fuels 2.8%
Other Industries
#
47.2%
100.0%
Top Holdings
2
Microsoft Corp. 7.0%
Apple, Inc. 6.7%
Alphabet, Inc., Class A 3.5%
Amazon.com, Inc. 3.4%
NVIDIA Corp. 2.3%
Meta Platforms, Inc., Class A 2.1%
Visa, Inc., Class A 1.8%
Berkshire Hathaway, Inc., Class B 1.8%
Salesforce, Inc. 1.4%
Bank of America Corp. 1.4%
Other Holdings
#
68.6%
100.0%
#
For purposes of listing top holdings and top industries, the repurchase agreements are included as part of Other.
1
Percentages indicated are based upon net assets as of December 31, 2023.
2
Percentages indicated are based upon total investments as of December 31, 2023.

NVIT GS Large Cap Equity Fund - December 31, 2023 - Fund Commentary - 17
Average Annual Total Return
1
(For periods ended December 31, 2023)
1 Yr. 3 Yr.
10 yr. or
Inception
Date of
Inception
Class Y 23.31% 8.83% 11.95% 10/24/2019
Russell 1000
®
Index 26.53% 8.97% 13.40%
1
The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

18 - Fund Commentary - December 31, 2023 - NVIT GS Large Cap Equity Fund
Performance of a $10,000 Investment
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.
Comparative performance of $10,000 invested in Class Y shares of the NVIT GS Large Cap Equity Fund from inception through
12/31/23 versus the Russell 1000
®
Index for the same period. Unlike the Fund, the performance of the index does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

NVIT GS Small Cap Equity Insights Fund - December 31, 2023 - Fund Commentary - 19
For the annual period ended December 31, 2023, the NVIT GS Small Cap Equity Insights Fund Class Y returned 19.83% versus
16.93% for its benchmark, the Russell 2000® Index. For broader comparison, the return for the Fund's closest Morningstar peer category, Small Blend (consisting of 132 investments as of December 31, 2023), was 16.24% for the same period. Performance for the Fund's other share classes versus the benchmark is included in the Average Annual Total Return chart in this report's Fund
Performance section.
The Russell 2000® Index rose significantly during December 2023. The year started off with investors battling high interest rates, a regional banking crisis, and geopolitical uncertainty. But towards the end, the investors had plenty to cheer about as economic resilience, a trend of slowing rate hikes, disinflation, and the excitement around Artificial Intelligence helped counter many of the roadblocks faced during the start of the year.
The decline in inflation proved to be one of the biggest drivers behind the growth in the markets. From its peak in June 2022, the
Consumer Price Index has seen a significant drop solidifying disinflation as the biggest theme of 2023. Another growth driver was the resilience of the economy in the form of a strong labor market and unwavering consumer demand.
Most of the rally observed in the market was due to the strong performance of the Magnificent 7 stocks which include Apple,
Microsoft, Google parent Alphabet, Amazon, Nvidia, Meta Platforms and Tesla. They accounted for a significant chunk of the performance; however, this divergence in performance provides an opportunity for diversification as the laggard stocks are expected to catch-up as the bull run is expected to continue in 2024.
The Fund outperformed its benchmark by 290 basis points during the period. Among investment themes, signals within the High-
Quality Business Models pillar contributed most positively to relative returns followed by the suite of signals within Sentiment
Analysis, Fundamental Mispricings, and Themes and Trends.
Within High-Quality Business Models, management quality factors performed well. These factors aim to identify companies with strong management teams that generate value for their shareholders. Meanwhile, signals gauging analyst & management sentiment within the Sentiment Analysis pillar helped relative performance. Additionally, within Fundamental Mispricings, factors evaluating changes in valuation added to the relative returns of the portfolio. Finally, economic linkages related signals helped the performance of the Themes and Trends pillar.
Among sectors, holdings within the Financials sector contributed the most to relative performance, with an overall overweight position within the Banks industry contributing particularly strongly. On the downside, holdings within the Real Estate sector detracted the most from excess returns due to an overall overweight position within the Residential Real Estate Investment Trusts industry that hurt relative performance.
At an individual stock level, an overweight position in M/I Homes Inc., held primarily due to views around High-Quality Business
Models related factors, performed well. An overweight in E.L.F. Beauty Inc. helped performance due to contributions from our
High-Quality Business Models pillar. An overweight in Super Micro Computer Inc. helped performance due to contributions from our High-Quality Business Models pillar.
Conversely, an overweight position in TG Therapeutics Inc., held primarily due to views on Sentiment Analysis related factors, did not do well. An overweight in Clear Secure Inc. detracted from performance due to challenges from our High-Quality Business
Models pillar. An overweight in NexPoint Residential Trust Inc. also detracted from performance due to challenges from our High-
Quality Business Models pillar.
The securities mentioned above were held in the Fund as of the end of the period.
We used futures only for hedging purposes including for the equitization of cash positions in the portfolio. There were no liquidity events throughout the period that had a material impact on performance.
Subadviser:
Goldman Sachs Asset Management, L.P.
Portfolio Managers:
Osman Ali, CFA; Len Ioffe, CFA; Takashi Suwabe; and Dennis Walsh
The Fund is subject to the risks of investing in equity securities, including small companies. Smaller companies involve greater risk than larger, more established companies because smaller companies 1) usually are less stable in price, 2) are less liquid

20 - Fund Commentary - December 31, 2023 - NVIT GS Small Cap Equity Insights Fund
3) are more vulnerable to adverse business and economic developments and 4) have more limited resources. The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information). The Fund may invest in more-aggressive investments such as derivatives (which create investment leverage and are highly volatile). The Fund’s investment strategy may involve high portfolio turnover, which may result in higher levels of transaction costs paid by the Fund and greater tax liabilities for shareholders. The Fund may experience adverse effects when certain large shareholders, such as other mutual funds, purchase or redeem large amounts of shares of a Fund. These transactions may increase transaction costs to the Fund and lead to an increase in the Fund’s expense ratio. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.
Russell Investment Group is the source and owner of the trademarks, service marks and copy rights related to the Russell
Indexes. The Fund is not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell® is a trademark of Russell Investment Group.
A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.
Asset Allocation
1
Common Stocks 99.0%
Repurchase Agreements 17.7%
Futures Contracts
†
0.0%
Liabilities in excess of other assets
§
(16.7)%
100.0%
Top Industries
2
Banks 7.7%
Software 6.0%
Biotechnology 5.9%
Oil, Gas & Consumable Fuels 4.0%
Diversified Consumer Services 3.0%
Financial Services 2.7%
Hotel & Resort REITs 2.7%
Health Care Providers & Services 2.7%
Specialty Retail 2.6%
Professional Services 2.6%
Other Industries
#
60.1%
100.0%
Top Holdings
2
Super Micro Computer, Inc. 0.9%
Duolingo, Inc., Class A 0.7%
M/I Homes, Inc. 0.7%
Ryman Hospitality Properties, Inc. 0.7%
Academy Sports & Outdoors, Inc. 0.7%
Encore Wire Corp. 0.7%
Qualys, Inc. 0.7%
Comfort Systems USA, Inc. 0.7%
Varonis Systems, Inc., Class B 0.7%
elf Beauty, Inc. 0.6%
Other Holdings
#
92.9%
100.0%
§
Please refer to the Statements of Assets and Liabilities for additional details.
#
For purposes of listing top holdings and top industries, the repurchase agreements are included as part of Other.
†
Amount rounds to less than 0.1%.
1
Percentages indicated are based upon net assets as of December 31, 2023.
2
Percentages indicated are based upon total investments as of December 31, 2023.

NVIT GS Small Cap Equity Insights Fund - December 31, 2023 - Fund Commentary - 21
Average Annual Total Return
1
(For periods ended December 31, 2023)
1 Yr. 3 Yr.
10 yr. or
Inception
Date of
Inception
Class Y 19.83% 5.79% 8.68% 10/10/2019
Russell 2000
®
Index 16.93% 2.22% 9.17%
1
The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

22 - Fund Commentary - December 31, 2023 - NVIT GS Small Cap Equity Insights Fund
Performance of a $10,000 Investment
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.
Comparative performance of $10,000 invested in Class Y shares of the NVIT GS Small Cap Equity Insights Fund from inception through 12/31/23 versus the Russell 2000
®
Index for the same period. Unlike the Fund, the performance of the index does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

NVIT U.S. 130/30 Equity Fund - December 31, 2023 - Fund Commentary - 23
For the annual period ended December 31, 2023, the NVIT U.S. 130/30 Equity Fund Class Y returned 26.17%* versus 26.29% for its benchmark, the S&P 500
®
Index. For broader comparison, the return for the Fund's closest Morningstar peer category, Large
Blend (consisting of 313 investments as of December 31, 2023), was 25.60% for the same period. Performance for the Fund's other share classes versus the benchmark is included in the Average Annual Total Return chart in this report's Fund Performance section.
U.S. equities surged in 2023, as inflation eased, interest rates appeared to peak, the economy grew, and investors welcomed perceived advances in artificial intelligence. The broad equity market rose about 26% for the year, as large caps outpaced small caps and mid-caps, and growth bested value. Large cap dynamic outperformed large cap defensive, while among small caps, defensive edged out dynamic. Notably, the speculative fervor surrounding artificial intelligence drove dramatic gains in a limited number of mega cap growth stocks, which also turbocharged returns in large cap growth and large cap dynamic stock indices.
For the year, large cap growth stocks gained more than 42%, outpacing large cap value stocks by about 31%. Large cap dynamic stocks gained about 33%, outperforming large cap defensive stocks by about 13%.
Jacobs Levy’s investment process is engineered to combine human insight and intuition, finance and behavioral theory, and quantitative and statistical methods. The firm’s stock selection process entails sophisticated modeling of a large number of stocks and proprietary factors using financial statements, analyst forecasts, corporate management signals, economic data and security pricing, as well as alternative data sources. Based on our factor models, we forecast expected returns for every security in our investment universe. Portfolios are diversified across individual stocks, industries, and sectors.
The Fund slightly underperformed the S&P 500
®
Index during the period. Communication services, health care, and utilities contributed positively to relative performance, while financials, consumer discretionary, and materials detracted. Security selection in communication services, utilities, and health care helped, but security selection in financials, information technology, and consumer discretionary hurt. Overweights to information technology, and underweights to healthcare and energy contributed, although overweights to utilities and materials, and an underweight to communication services detracted.
The top three stock contributors to relative performance held during the period were overweights to Meta Platforms, Inc. Class A
(META), Dell Technologies, Inc. Class C (DELL), and Intel Corporation (INTC). INTC was the only security still held in the Fund at the end of the period.
The top three stock detractors to relative performance held during the periods were underweights to NVIDIA Corporation (NVDA)
and Tesla, Inc. (TSLA), and an overweight to First Republic Bank (FRCB). NVDA was the only security held in the Fund at the end of the period.
The Fund permits a modest amount of short exposure in conjunction with a predominantly long portfolio. The Fund allocates approximately 130% of capital to long equity exposures and approximately 30% of capital to short equity exposures, thus maintaining 100% net exposure to the underlying benchmark’s systematic risk and return. This portfolio structure enables us to exploit security valuation insights more fully (as compared to a long-only portfolio).
To implement this strategy, the Fund is invested in a combination of direct U.S. equity positions and individual total return swaps
(“TRS”) on U.S. equity securities. Short exposure to equity securities is gained through the use of swap contracts and long exposure to equity positions is gained by investing 100% of the portfolio directly in stocks and approximately 30% of the portfolio through swaps.
While the strategy utilizes swaps as part of the implementation, stock selection and risk management are determined at the overall portfolio level through a unified investment process. For this reason, performance attribution of the swap positions is not a meaningful measure and should not be evaluated as a separate component of the portfolio’s total return.
The portfolio did not experience any liquidity events that had a material impact on performance.
Subadviser:
Jacobs Levy Equity Management, Inc.
Portfolio Managers:
Bruce I. Jacobs, Ph.D. and Kenneth N. Levy, CFA
*High double-digit returns are unusual and cannot be sustained

24 - Fund Commentary - December 31, 2023 - NVIT U.S. 130/30 Equity Fund
The Fund is subject to the risks of investing in equity securities. The Fund may invest in more-aggressive investments such as derivatives (which create investment leverage and are highly volatile). The Fund uses a long/short strategy: a long position (i.e., the Fund owns a stock outright) will cause the Fund to lose money if the price of the stock declines, and a short position will cause the Fund to lose money if the price of the stock increases. Short sales involve a form of leverage (investment exposure that exceeds the initial amount invested), which can exaggerate the Fund’s losses. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.
A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.
Asset Allocation
1
Common Stocks 97.3%
Total Return Swaps 0.2%
Other assets in excess of liabilities 2.5%
100.0%
Top Industries
2
Software 11.5%
Technology Hardware, Storage & Peripherals 9.0%
Semiconductors & Semiconductor Equipment 7.7%
Hotels, Restaurants & Leisure 5.2%
Insurance 5.0%
Financial Services 4.4%
Ground Transportation 4.0%
Health Care Providers & Services 3.9%
Electric Utilities 3.6%
Household Durables 2.9%
Other Industries 42.8%
100.0%
Top Holdings
2
Apple, Inc. 8.3%
Microsoft Corp. 3.8%
NVIDIA Corp. 3.3%
Intel Corp. 2.4%
Mastercard, Inc., Class A 2.3%
Alphabet, Inc., Class C 2.0%
Booking Holdings, Inc. 1.9%
Uber Technologies, Inc. 1.8%
PayPal Holdings, Inc. 1.7%
Lululemon Athletica, Inc. 1.7%
Other Holdings 70.8%
100.0%
1
Percentages indicated are based upon net assets as of December 31, 2023.
2
Percentages indicated are based upon total investments as of December 31, 2023.

NVIT U.S. 130/30 Equity Fund - December 31, 2023 - Fund Commentary - 25
Average Annual Total Return
1
(For periods ended December 31, 2023)
1 Yr. 3 Yr.
10 yr. or
Inception
Date of
Inception
Class Y 26.17% 20.40% 19.87% 10/24/2019
S&P 500
®
Index 26.29% 10.00% 13.49%
1
The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

26 - Fund Commentary - December 31, 2023 - NVIT U.S. 130/30 Equity Fund
Performance of a $10,000 Investment
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.
Comparative performance of $10,000 invested in Class Y shares of the NVIT U.S. 130/30 Equity Fund from inception through
12/31/23 versus the S&P 500
®
Index for the same period. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges Unlike the Fund, the performance of the index does not reflect any fees, expenses, or sales charges. Investors cannot invest directly in a market index. A description of the benchmark can be found on the Market Index
Definitions page at the back of this book.

1940 Act Funds - December 31, 2023 - Shareholder Expense Examples - 27
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange
Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2023) and continued to hold your shares at the end of the reporting period (December 31, 2023).
Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses.
You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July
1, 2023 through December 31, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid
During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’
actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2023 through December 31, 2023. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each
Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.
Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
Beginning Account
Value($) 7/1/23
Ending Account
Value($) 12/31/23
Expenses Paid
During Period ($)
7/1/23 - 12/31/23
Expense Ratio
During Period (%)
7/1/23 - 12/31/23
(a)
NVIT GS Emerging Markets Equity Insights Fund
Class Y Shares
Actual
(b)
1,000.00 1,055.10 5.13 0.99
Hypothetical
(b)(c)
1,000.00 1,020.21 5.04 0.99
NVIT GS International Equity Insights Fund
Class Y Shares
Actual
(b)
1,000.00 1,061.90 4.21 0.81
Hypothetical
(b)(c)
1,000.00 1,021.12 4.13 0.81
NVIT GS Large Cap Equity Fund
Class Y Shares
Actual
(b)
1,000.00 1,085.70 3.00 0.57
Hypothetical
(b)(c)
1,000.00 1,022.33 2.91 0.57
NVIT GS Small Cap Equity Insights Fund
Class Y Shares
Actual
(b)
1,000.00 1,081.90 3.94 0.75
Hypothetical
(b)(c)
1,000.00 1,021.42 3.82 0.75

28 - Shareholder Expense Examples - December 31, 2023 - 1940 Act Funds
Beginning Account
Value($) 7/1/23
Ending Account
Value($) 12/31/23
Expenses Paid
During Period ($)
7/1/23 - 12/31/23
Expense Ratio
During Period (%)
7/1/23 - 12/31/23
(a)
NVIT U.S. 130/30 Equity Fund
Class Y Shares
Actual
(b)
1,000.00 1,125.60 4.29 0.80
Hypothetical
(b)(c)
1,000.00 1,021.17 4.08 0.80
(a)
The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
(b)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2023 through
December 31, 2023 multiplied by 184/365 to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.
(c)
Represents the hypothetical 5% return before expenses.

NVIT GS Emerging Markets Equity Insights Fund - December 31, 2023 - Statement of Investments - 29
Common Stocks 99 .1%
Shares Value ($)
BRAZIL 5 .9%
Aerospace & Defense 0 .0%
†
Embraer SA, ADR * 17,225 317,801
Banks 1 .0%
Banco Bradesco SA, ADR 892,300 3,123,050
Banco Bradesco SA 34,100 106,757
Banco do Brasil SA 46,600 532,391
Banco Pan SA (Preference) * 183,800 325,594
Itau Unibanco Holding SA
(Preference) 277,200 1,927,518
Itausa SA (Preference) 418,940 890,517
6,905,827
Capital Markets 0 .6%
Banco BTG Pactual SA * 613,700 4,722,026
Diversified Consumer Services 0 .1%
YDUQS Participacoes SA 117,600 540,066
Diversified Telecommunication Services 0 .5%
Telefonica Brasil SA, ADR 226,250 2,475,175
Telefonica Brasil SA 137,100 1,506,905
3,982,080
Electric Utilities 0 .2%
Centrais Eletricas Brasileiras SA 84,700 729,508
Cia Energetica de Minas Gerais,
ADR 117,983 273,721
CPFL Energia SA 63,500 503,234
1,506,463
Electrical Equipment 0 .2%
WEG SA 184,400 1,432,824
Financial Services 0 .3%
Cielo SA 587,700 569,495
Pagseguro Digital Ltd., Class A
*(a) 113,300 1,412,851
1,982,346
Health Care Providers & Services 0 .0%
†
Odontoprev SA 46,300 110,716
Household Durables 0 .1%
Cyrela Brazil Realty SA
Empreendimentos e
Participacoes 108,000 530,192
Insurance 0 .5%
BB Seguridade Participacoes SA 176,400 1,219,762
Caixa Seguridade Participacoes
S/A 206,600 548,121
Porto Seguro SA * 396,200 2,340,014
4,107,897
Machinery 0 .0%
†
Marcopolo SA (Preference) 240,500 347,869
Metals & Mining 1 .5%
Cia de Ferro Ligas da Bahia
FERBASA (Preference) 30,000 286,169
Cia Siderurgica Nacional SA 114,600 456,865
CSN Mineracao SA 1,119,900 1,796,205
Gerdau SA (Preference) 157,900 764,227
Usinas Siderurgicas de Minas
Gerais S (Preference) 548,500 1,044,234
Vale SA, Class B, ADR 404,033 6,407,963
10,755,663
Oil, Gas & Consumable Fuels 0 .5%
Enauta Participacoes SA 57,000 235,274
Petroleo Brasileiro SA, ADR 95,216 1,520,600
Common Stocks
Shares Value ($)
BRAZIL
Oil, Gas & Consumable Fuels
Ultrapar Participacoes SA 367,400 1,989,305
3,745,179
Water Utilities 0 .2%
Cia de Saneamento Basico do
Estado de Sao Paulo SABESP,
ADR *(a) 8,666 131,983
Cia de Saneamento de Minas
Gerais Copasa MG 337,900 1,421,593
1,553,576
Wireless Telecommunication Services 0 .2%
TIM SA 407,400 1,502,909
44,043,434
CHILE 0 .1%
Banks 0 .0%
†
Banco de Chile 1,380,116 162,119
Independent Power and Renewable Electricity Producers
0 .0%
†
Colbun SA 2,115,690 335,721
Marine Transportation 0 .1%
Cia Sud Americana de Vapores SA 6,057,993 372,002
869,842
CHINA 26 .9%
Aerospace & Defense 0 .0%
†
AviChina Industry & Technology
Co. Ltd., Class H 227,000 97,262
Automobiles 1 .3%
BYD Co. Ltd., Class A 31,100 866,940
BYD Co. Ltd., Class H 92,500 2,541,894
Geely Automobile Holdings Ltd. 1,028,000 1,125,193
Li Auto, Inc., Class A * 290,600 5,444,255
9,978,282
Banks 1 .2%
Agricultural Bank of China Ltd.,
Class H 11,277,000 4,333,909
China CITIC Bank Corp. Ltd.,
Class H 3,899,000 1,835,429
China Construction Bank Corp.,
Class H 4,493,000 2,688,026
8,857,364
Biotechnology 0 .1%
BeiGene Ltd. * 32,600 454,185
Broadline Retail 5 .2%
Alibaba Group Holding Ltd. 1,925,000 18,603,686
JD.com, Inc., Class A 497,395 7,169,267
PDD Holdings, Inc., ADR *(a) 46,980 6,873,644
Vipshop Holdings Ltd., ADR * 337,083 5,986,594
38,633,191
Building Products 0 .2%
China Lesso Group Holdings Ltd. 1,596,000 831,911
Zhejiang Weixing New Building
Materials Co. Ltd., Class A 285,600 584,378
1,416,289
Capital Markets 0 .1%
China Cinda Asset Management
Co. Ltd., Class H 6,217,000 620,187

30 - Statement of Investments - December 31, 2023 - NVIT GS Emerging Markets Equity Insights Fund
Common Stocks
Shares Value ($)
CHINA
Chemicals 0 .1%
Hengli Petrochemical Co. Ltd.,
Class A * 340,800 632,311
Construction & Engineering 0 .2%
China Communications Services
Corp. Ltd., Class H 1,320,000 546,918
China Railway Group Ltd., Class H 1,222,000 543,860
Sinopec Engineering Group Co.
Ltd., Class H 1,313,000 672,612
1,763,390
Construction Materials 0 .2%
Beijing Oriental Yuhong
Waterproof Technology Co. Ltd.,
Class A 611,200 1,662,094
Diversified Consumer Services 0 .4%
East Buy Holding Ltd. Reg. S *(a)
(b) 118,500 421,014
New Oriental Education &
Technology Group, Inc. * 377,500 2,751,652
3,172,666
Electronic Equipment, Instruments & Components 0 .3%
Foxconn Industrial Internet Co.
Ltd., Class A 610,805 1,297,072
Sunny Optical Technology Group
Co. Ltd. 107,000 983,810
2,280,882
Entertainment 1 .6%
Kingsoft Corp. Ltd. 197,400 609,385
NetEase, Inc. 427,500 7,934,151
Tencent Music Entertainment
Group, ADR * 217,416 1,958,918
Wanda Film Holding Co. Ltd.,
Class A * 796,000 1,459,055
11,961,509
Food Products 0 .0%
†
China Feihe Ltd. Reg. S (b) 379,000 206,953
Health Care Providers & Services 0 .6%
Aier Eye Hospital Group Co. Ltd.,
Class A 692,958 1,543,008
China Resources Medical
Holdings Co. Ltd. 656,500 404,823
Guangzhou Baiyunshan
Pharmaceutical Holdings Co.
Ltd., Class H 444,000 1,235,328
Jointown Pharmaceutical Group
Co. Ltd., Class A 1,229,482 1,214,693
Sinopharm Group Co. Ltd., Class
H 34,000 88,869
4,486,721
Hotels, Restaurants & Leisure 2 .4%
BTG Hotels Group Co. Ltd., Class
A * 183,100 404,641
H World Group Ltd. 309,800 1,033,825
H World Group Ltd., ADR 34,700 1,160,368
Meituan, Class B Reg. S *(b) 700,660 7,384,990
Tongcheng Travel Holdings Ltd.
Reg. S * 871,200 1,618,389
Trip.com Group Ltd. * 141,300 5,082,703
Trip.com Group Ltd., ADR * 32,200 1,159,522
17,844,438
Common Stocks
Shares Value ($)
CHINA
Household Durables 0 .0%
†
Gree Electric Appliances, Inc. of
Zhuhai, Class A 48,590 220,254
Industrial Conglomerates 0 .3%
CITIC Ltd. 2,409,000 2,420,383
Insurance 1 .3%
China Pacific Insurance Group Co.
Ltd., Class H 985,400 1,985,173
China Taiping Insurance Holdings
Co. Ltd. 2,449,200 2,102,931
New China Life Insurance Co. Ltd.,
Class H 175,600 341,557
People's Insurance Co. Group of
China Ltd. (The), Class H 2,818,000 865,084
Ping An Insurance Group Co. of
China Ltd., Class H 1,047,500 4,738,320
10,033,065
Interactive Media & Services 5 .6%
Baidu, Inc., Class A * 380,050 5,648,039
Kanzhun Ltd., ADR 21,900 363,759
Kuaishou Technology Reg. S *(b) 656,800 4,436,910
Tencent Holdings Ltd. 824,400 31,146,457
41,595,165
Life Sciences Tools & Services 0 .3%
WuXi AppTec Co. Ltd., Class A 115,000 1,185,203
Wuxi Biologics Cayman, Inc. Reg.
S *(b) 210,500 795,162
1,980,365
Machinery 0 .4%
Sinotruk Hong Kong Ltd. 850,000 1,674,033
Weichai Power Co. Ltd., Class H 460,000 769,628
Yutong Bus Co. Ltd., Class A 454,655 848,639
3,292,300
Metals & Mining 1 .4%
Baoshan Iron & Steel Co. Ltd.,
Class A 8,540,360 7,152,897
Huaibei Mining Holdings Co. Ltd.,
Class A 935,100 2,191,442
Shougang Fushan Resources
Group Ltd. 2,618,000 965,409
10,309,748
Oil, Gas & Consumable Fuels 0 .2%
PetroChina Co. Ltd., Class H 2,302,000 1,517,494
Pharmaceuticals 0 .6%
Asymchem Laboratories Tianjin
Co. Ltd., Class A 7,800 127,369
China Medical System Holdings
Ltd. 1,223,000 2,165,522
CSPC Pharmaceutical Group Ltd. 1,726,000 1,613,218
Dong-E-E-Jiao Co. Ltd., Class A 25,000 173,704
Livzon Pharmaceutical Group,
Inc., Class H 91,800 283,818
YiChang HEC ChangJiang
Pharmaceutical Co. Ltd., Class
H Reg. S *(b) 66,000 80,479
4,444,110
Real Estate Management & Development 0 .5%
China Overseas Land &
Investment Ltd. 686,000 1,215,474
China Resources Land Ltd. 530,000 1,912,166

NVIT GS Emerging Markets Equity Insights Fund - December 31, 2023 - Statement of Investments - 31
Common Stocks
Shares Value ($)
CHINA
Real Estate Management & Development
KE Holdings, Inc., ADR 45,500 737,555
3,865,195
Semiconductors & Semiconductor Equipment 0 .3%
Jinko Solar Co. Ltd., Class A 779,863 971,939
Silergy Corp. 82,000 1,334,744
2,306,683
Software 0 .1%
Kingdee International Software
Group Co. Ltd. * 545,000 791,189
Specialty Retail 0 .3%
Topsports International Holdings
Ltd. Reg. S (b) 2,050,000 1,594,493
Zhongsheng Group Holdings Ltd. 318,000 766,990
2,361,483
Technology Hardware, Storage & Peripherals 1 .2%
Shenzhen Transsion Holdings Co.
Ltd., Class A 188,870 3,680,078
Xiaomi Corp., Class B Reg. S *(b) 2,566,600 5,109,994
8,790,072
Textiles, Apparel & Luxury Goods 0 .4%
ANTA Sports Products Ltd. 88,000 857,663
Li Ning Co. Ltd. 49,500 133,562
Shenzhou International Group
Holdings Ltd. 205,300 2,106,658
3,097,883
Transportation Infrastructure 0 .1%
Anhui Expressway Co. Ltd., Class
H 90,000 88,794
Jiangsu Expressway Co. Ltd.,
Class H 720,000 647,589
Shanghai International Port Group
Co. Ltd., Class A 528,100 364,662
1,101,045
202,194,158
GREECE 0 .2%
Banks 0 .2%
Piraeus Financial Holdings SA * 401,136 1,413,963
Oil, Gas & Consumable Fuels 0 .0%
†
Motor Oil Hellas Corinth Refineries
SA 5,458 143,066
1,557,029
HONG KONG 0 .3%
Pharmaceuticals 0 .3%
Sino Biopharmaceutical Ltd. 3,067,000 1,371,767
United Laboratories International
Holdings Ltd. (The) 912,000 818,322
2,190,089
INDIA 16 .6%
Aerospace & Defense 0 .9%
Bharat Dynamics Ltd. Reg. S 13,534 278,300
Bharat Electronics Ltd. 1,942,742 4,299,166
Hindustan Aeronautics Ltd. Reg. S 61,036 2,056,641
6,634,107
Automobile Components 0 .9%
Apollo Tyres Ltd. 326,316 1,777,952
Balkrishna Industries Ltd. 53,335 1,644,389
Ceat Ltd. 46,273 1,347,811
JK Tyre & Industries Ltd. 129,820 619,678
Common Stocks
Shares Value ($)
INDIA
Automobile Components
MRF Ltd. 895 1,393,175
6,783,005
Automobiles 0 .1%
Tata Motors Ltd., Class A 114,380 712,965
Banks 4 .2%
Axis Bank Ltd. 747,033 9,881,206
Bandhan Bank Ltd. Reg. S (b) 345,145 998,937
Bank of Baroda 169,670 470,340
Canara Bank 663,240 3,482,470
Equitas Small Finance Bank Ltd.
Reg. S (b) 196,358 248,768
ICICI Bank Ltd., ADR (a) 489,139 11,661,075
Indian Bank 137,920 696,050
State Bank of India 411,263 3,167,164
30,606,010
Beverages 0 .5%
Varun Beverages Ltd. 246,437 3,661,372
Building Products 0 .0%
†
Kajaria Ceramics Ltd. 20,699 323,174
Capital Markets 0 .3%
IDFC Ltd. 498,302 757,592
JM Financial Ltd. 459,812 542,386
Motilal Oswal Financial Services
Ltd. 54,791 815,172
2,115,150
Chemicals 0 .1%
Pidilite Industries Ltd. 30,020 978,631
Construction & Engineering 0 .4%
ITD Cementation India Ltd. 184,874 633,356
KNR Constructions Ltd. 128,778 396,575
Larsen & Toubro Ltd. 49,978 2,115,539
3,145,470
Construction Materials 1 .3%
JK Cement Ltd. 24,717 1,123,891
Shree Cement Ltd. 4,158 1,431,021
UltraTech Cement Ltd. 59,576 7,514,502
10,069,414
Electric Utilities 0 .4%
Power Grid Corp. of India Ltd. 1,155,185 3,288,609
Financial Services 1 .0%
IIFL Finance Ltd. 16,288 116,769
Indiabulls Housing Finance Ltd. 335,337 871,775
L&T Finance Holdings Ltd. 443,661 877,939
Power Finance Corp. Ltd. 724,192 3,320,318
REC Ltd. 496,289 2,459,099
7,645,900
Health Care Providers & Services 0 .2%
Narayana Hrudayalaya Ltd. Reg. S 95,611 1,378,935
Independent Power and Renewable Electricity Producers 0 .6%
Adani Power Ltd. * 242,627 1,525,721
JSW Energy Ltd. 125,597 616,214
NTPC Ltd. 495,212 1,847,517
PTC India Ltd. 194,334 443,399
4,432,851
Insurance 0 .2%
General Insurance Corp. of India
Reg. S (b) 26,606 98,407

32 - Statement of Investments - December 31, 2023 - NVIT GS Emerging Markets Equity Insights Fund
Common Stocks
Shares Value ($)
INDIA
Insurance
SBI Life Insurance Co. Ltd. Reg.
S (b) 65,509 1,127,309
1,225,716
Interactive Media & Services 0 .0%
†
Just Dial Ltd. * 18,653 179,595
IT Services 0 .6%
Tata Consultancy Services Ltd. 99,509 4,530,881
Machinery 0 .1%
Cummins India Ltd. 36,247 853,917
Jamna Auto Industries Ltd. 75,570 101,272
955,189
Metals & Mining 0 .7%
APL Apollo Tubes Ltd. 17,986 331,753
Godawari Power and Ispat Ltd. 100,259 910,711
Jindal Stainless Ltd. 38,685 265,572
JSW Steel Ltd. 182,454 1,927,657
NMDC Ltd. 500,823 1,259,355
Steel Authority of India Ltd. 220,547 327,219
Welspun Corp. Ltd. 71,624 471,343
5,493,610
Oil, Gas & Consumable Fuels 1 .0%
Bharat Petroleum Corp. Ltd. 217,146 1,174,991
Indian Oil Corp. Ltd. 1,770,326 2,756,019
Oil & Natural Gas Corp. Ltd. 199,353 490,540
Petronet LNG Ltd. 111,034 296,790
Reliance Industries Ltd. 82,932 2,573,668
7,292,008
Pharmaceuticals 2 .4%
Aarti Drugs Ltd. 35,708 209,746
Ajanta Pharma Ltd. 80,227 2,004,917
Alkem Laboratories Ltd. 23,209 1,450,354
Cipla Ltd. 81,732 1,223,843
Dr Reddy's Laboratories Ltd., ADR 64,733 4,504,123
JB Chemicals & Pharmaceuticals
Ltd. 15,985 311,727
Lupin Ltd. 58,571 929,955
Torrent Pharmaceuticals Ltd. 116,743 3,232,466
Zydus Lifesciences Ltd. 473,239 3,918,400
17,785,531
Software 0 .2%
Tata Elxsi Ltd. 14,607 1,535,123
Specialty Retail 0 .1%
Trent Ltd. 12,539 459,893
Trading Companies & Distributors 0 .1%
IndiaMart InterMesh Ltd. Reg. S
(b) 27,986 914,054
Transportation Infrastructure 0 .3%
Adani Ports & Special Economic
Zone Ltd. 185,925 2,281,912
124,429,105
INDONESIA 2 .4%
Banks 1 .6%
Bank Central Asia Tbk. PT 6,785,400 4,138,618
Bank CIMB Niaga Tbk. PT 1,357,400 149,337
Bank Mandiri Persero Tbk. PT 14,063,500 5,516,705
Bank Rakyat Indonesia Persero
Tbk. PT 5,846,000 2,167,361
11,972,021
Common Stocks
Shares Value ($)
INDONESIA
Construction Materials 0 .0%
†
Indocement Tunggal Prakarsa
Tbk. PT 212,400 129,560
Diversified Telecommunication Services 0 .6%
Telkom Indonesia Persero Tbk. PT 17,665,600 4,534,224
Household Products 0 .1%
Unilever Indonesia Tbk. PT 1,637,100 375,211
Industrial Conglomerates 0 .0%
†
Astra International Tbk. PT 518,300 189,925
Metals & Mining 0 .0%
†
Aneka Tambang Tbk. 2,244,400 248,965
Oil, Gas & Consumable Fuels 0 .1%
United Tractors Tbk. PT 308,100 452,403
Transportation Infrastructure 0 .0%
†
Jasa Marga Persero Tbk. PT 682,200 215,743
18,118,052
LUXEMBOURG 0 .3%
Capital Markets 0 .3%
Reinet Investments SCA 95,004 2,425,036
MEXICO 3 .2%
Banks 1 .0%
Grupo Financiero Banorte SAB de
CV, Class O 548,069 5,511,351
Grupo Financiero Inbursa SAB de
CV, Class O * 653,700 1,798,147
7,309,498
Beverages 2 .0%
Arca Continental SAB de CV 593,802 6,483,530
Coca-Cola Femsa SAB de CV,
ADR 89,644 8,483,909
14,967,439
Diversified REITs 0 .0%
†
Fibra Uno Administracion SA de
CV 94,000 169,223
Household Products 0 .0%
†
Kimberly-Clark de Mexico SAB de
CV, Class A 91,086 204,744
Metals & Mining 0 .1%
Ternium SA, ADR 20,500 870,635
Transportation Infrastructure 0 .1%
Grupo Aeroportuario del Centro
Norte SAB de CV, Class B 23,829 252,252
Promotora y Operadora de
Infraestructura SAB de CV 16,202 175,292
427,544
23,949,083
PERU 0 .2%
Banks 0 .2%
Credicorp Ltd. 9,600 1,439,328
PHILIPPINES 0 .4%
Banks 0 .1%
Metropolitan Bank & Trust Co. 980,600 908,062
Independent Power and Renewable Electricity Producers 0 .2%
Aboitiz Power Corp. 1,634,500 1,116,034

NVIT GS Emerging Markets Equity Insights Fund - December 31, 2023 - Statement of Investments - 33
Common Stocks
Shares Value ($)
PHILIPPINES
Oil, Gas & Consumable Fuels 0 .0%
†
Semirara Mining & Power Corp.,
Class A 552,300 301,476
Transportation Infrastructure 0 .1%
International Container Terminal
Services, Inc. 172,370 763,429
3,089,001
POLAND 1 .5%
Banks 0 .6%
Alior Bank SA * 9,306 180,530
Bank Polska Kasa Opieki SA 104,563 4,039,802
4,220,332
Construction & Engineering 0 .0%
†
Budimex SA 1,274 202,680
Insurance 0 .9%
Powszechny Zaklad Ubezpieczen
SA 536,997 6,450,391
10,873,403
QATAR 1 .1%
Banks 0 .6%
Commercial Bank PSQC (The) 147,797 241,504
Qatar National Bank QPSC 805,009 3,548,225
3,789,729
Diversified Telecommunication Services 0 .1%
Ooredoo QPSC 310,367 927,360
Energy Equipment & Services 0 .0%
†
Gulf International Services QSC 195,670 147,069
Multi-Utilities 0 .1%
Qatar Electricity & Water Co. QSC 197,266 979,123
Oil, Gas & Consumable Fuels 0 .3%
Qatar Gas Transport Co. Ltd. 2,393,968 2,270,278
8,113,559
RUSSIA 0 .0%
†
Banks 0 .0%
†
Sberbank of Russia PJSC ^∞ 819,980 0
VTB Bank PJSC *^∞ 548,744,000 0
0
Chemicals 0 .0%
†
PhosAgro PJSC, GDR Reg. S *^∞ 7,548 0
0
SAUDI ARABIA 3 .6%
Banks 1 .7%
Al Rajhi Bank 124,792 2,893,421
Alinma Bank 97,252 1,004,569
Arab National Bank 327,682 2,215,708
Banque Saudi Fransi 158,814 1,693,853
Riyad Bank 231,365 1,761,663
Saudi Awwal Bank 154,016 1,543,087
Saudi Investment Bank (The) 48,316 204,817
Saudi National Bank (The) 143,463 1,478,997
12,796,115
Building Products 0 .0%
†
Bawan Co. 14,379 171,767
Construction Materials 0 .1%
Saudi Cement Co. 43,927 614,964
Common Stocks
Shares Value ($)
SAUDI ARABIA
Diversified Consumer Services 0 .0%
†
Ataa Educational Co. 9,600 184,708
Diversified Telecommunication Services 0 .1%
Saudi Telecom Co. 102,651 1,106,932
Food Products 0 .1%
Saudia Dairy & Foodstuff Co. 11,006 977,460
Health Care Providers & Services 0 .1%
Al Hammadi Holding 12,640 201,123
Dr Sulaiman Al Habib Medical
Services Group Co. 1,243 94,075
Mouwasat Medical Services Co. 7,398 220,485
Saudi Chemical Co. Holding 189,282 215,980
731,663
Insurance 0 .2%
Bupa Arabia for Cooperative
Insurance Co. 19,452 1,105,798
Co. for Cooperative Insurance
(The) 5,098 177,207
1,283,005
Oil, Gas & Consumable Fuels 1 .0%
Aldrees Petroleum and Transport
Services Co. 50,794 2,395,220
Saudi Arabian Oil Co. Reg. S (b) 589,411 5,195,149
7,590,369
Professional Services 0 .1%
Maharah Human Resources Co. 25,847 538,920
Real Estate Management & Development 0 .1%
Arabian Centres Co. Ltd. 69,324 379,925
Transportation Infrastructure 0 .1%
Sustained Infrastructure Holding
Co. 94,669 755,905
27,131,733
SOUTH AFRICA 2 .3%
Banks 0 .3%
Standard Bank Group Ltd. 202,358 2,297,650
Broadline Retail 0 .1%
Naspers Ltd., Class N 6,277 1,074,445
Capital Markets 0 .2%
Investec Ltd. 200,211 1,374,338
Consumer Staples Distribution & Retail 0 .0%
†
Pick n Pay Stores Ltd. 73,788 93,743
Financial Services 0 .8%
FirstRand Ltd. 1,287,208 5,167,041
Hotels, Restaurants & Leisure 0 .1%
Sun International Ltd. 173,110 387,042
Industrial Conglomerates 0 .0%
†
Bidvest Group Ltd. (The) 132 1,824
Reunert Ltd. 70,141 229,754
231,578
Insurance 0 .5%
Momentum Metropolitan Holdings 110,255 131,580
Old Mutual Ltd. 672,524 480,817
OUTsurance Group Ltd. 134,677 311,539
Sanlam Ltd. 783,248 3,119,025
4,042,961
Metals & Mining 0 .2%
Gold Fields Ltd., ADR 27,128 392,271

34 - Statement of Investments - December 31, 2023 - NVIT GS Emerging Markets Equity Insights Fund
Common Stocks
Shares Value ($)
SOUTH AFRICA
Metals & Mining
Kumba Iron Ore Ltd. 34,794 1,170,165
1,562,436
Oil, Gas & Consumable Fuels 0 .1%
Thungela Resources Ltd. 103,899 873,465
Specialty Retail 0 .0%
†
Mr Price Group Ltd. 32,340 277,421
17,382,120
SOUTH KOREA 13 .4%
Aerospace & Defense 0 .6%
Hanwha Aerospace Co. Ltd. * 35,243 3,393,561
Hanwha Systems Co. Ltd. * 62,263 836,477
Korea Aerospace Industries Ltd. * 15,925 616,442
4,846,480
Automobile Components 0 .1%
Hankook Tire & Technology Co.
Ltd. * 31,878 1,120,159
Automobiles 1 .0%
Kia Corp. * 93,248 7,221,235
Banks 2 .1%
DGB Financial Group, Inc. * 121,299 798,268
Hana Financial Group, Inc. 79,520 2,673,424
JB Financial Group Co. Ltd. 239,530 2,112,634
KB Financial Group, Inc. 157,394 6,583,060
Shinhan Financial Group Co. Ltd. 105,790 3,287,753
Woori Financial Group, Inc. 8,602 86,688
15,541,827
Capital Markets 0 .1%
Daou Technology, Inc. * 7,232 100,286
KIWOOM Securities Co. Ltd. * 3,745 287,914
Korea Investment Holdings Co.
Ltd. * 6,331 300,259
NH Investment & Securities Co.
Ltd. * 28,899 231,302
919,761
Chemicals 0 .1%
Hyosung TNC Corp. * 1,414 400,294
Diversified Telecommunication Services 0 .5%
KT Corp. * 153,388 4,089,945
Electrical Equipment 0 .1%
Ecopro Co. Ltd. * 1,483 739,364
Electronic Equipment, Instruments & Components 0 .1%
Samsung SDI Co. Ltd. * 2,234 813,199
Financial Services 0 .5%
Meritz Financial Group, Inc. * 88,677 4,063,303
Industrial Conglomerates 0 .9%
GS Holdings Corp. * 63,906 2,026,924
Samsung C&T Corp. * 44,381 4,457,363
6,484,287
Insurance 1 .3%
DB Insurance Co. Ltd. * 22,671 1,470,448
Hyundai Marine & Fire Insurance
Co. Ltd. * 40,373 969,802
Korean Reinsurance Co. * 89,877 499,634
Samsung Fire & Marine Insurance
Co. Ltd. * 28,957 5,905,588
Common Stocks
Shares Value ($)
SOUTH KOREA
Insurance
Samsung Fire & Marine Insurance
Co. Ltd. (Preference) * 5,570 821,641
9,667,113
Interactive Media & Services 0 .7%
Kakao Corp. * 23,086 969,233
NAVER Corp. 22,771 3,940,995
4,910,228
Machinery 0 .4%
HD Korea Shipbuilding & Offshore
Engineering Co. Ltd. * 30,607 2,864,405
Metals & Mining 0 .5%
Hyundai Steel Co. * 35,594 1,005,218
POSCO Holdings, Inc. 7,187 2,769,393
SeAH Besteel Holdings Corp. * 11,949 229,732
4,004,343
Pharmaceuticals 0 .0%
†
Daewoong Pharmaceutical Co.
Ltd. * 2,625 237,594
Semiconductors & Semiconductor Equipment 0 .6%
Doosan Tesna, Inc. * 10,177 460,246
Hanmi Semiconductor Co. Ltd. * 27,706 1,319,178
SK Hynix, Inc. 22,609 2,468,568
Systems Technology, Inc. * 5,778 131,584
TechWing, Inc. * 14,994 132,647
Worldex Industry & Trading Co.
Ltd. * 13,461 266,098
4,778,321
Software 0 .0%
†
Douzone Bizon Co. Ltd. * 7,078 158,635
Technology Hardware, Storage & Peripherals 3 .5%
Samsung Electronics Co. Ltd. 354,244 21,545,090
Samsung Electronics Co. Ltd.
(Preference) 80,764 3,894,587
25,439,677
Tobacco 0 .1%
KT&G Corp. 8,972 604,657
Trading Companies & Distributors 0 .2%
Posco International Corp. * 24,747 1,191,044
100,095,871
TAIWAN 16 .4%
Automobile Components 0 .0%
†
Cheng Shin Rubber Industry Co.
Ltd. 239,000 349,069
Banks 0 .4%
CTBC Financial Holding Co. Ltd. 3,007,000 2,773,368
Electronic Equipment, Instruments & Components 0 .5%
Hon Hai Precision Industry Co.
Ltd. 965,000 3,282,265
Primax Electronics Ltd. 48,000 105,708
WPG Holdings Ltd. 53,000 140,650
Zero One Technology Co. Ltd. 87,000 185,322
3,713,945
Household Durables 0 .0%
†
Nien Made Enterprise Co. Ltd. 29,000 332,926
Metals & Mining 0 .2%
Tung Ho Steel Enterprise Corp. 547,000 1,258,813

NVIT GS Emerging Markets Equity Insights Fund - December 31, 2023 - Statement of Investments - 35
Common Stocks
Shares Value ($)
TAIWAN
Semiconductors & Semiconductor Equipment 11 .2%
AMPOC Far-East Co. Ltd. 58,000 149,012
AP Memory Technology Corp. 24,000 364,463
Ardentec Corp. 110,000 264,745
ASE Technology Holding Co. Ltd. 2,035,000 8,924,586
ASMedia Technology, Inc. 16,000 941,462
Chipbond Technology Corp. 539,000 1,268,260
eMemory Technology, Inc. 2,000 158,529
Everlight Electronics Co. Ltd. 383,000 623,236
Faraday Technology Corp. 24,000 277,301
Fitipower Integrated Technology,
Inc. 53,000 443,079
FocalTech Systems Co. Ltd. * 66,000 241,383
Genesys Logic, Inc. 219,000 852,840
Global Mixed Mode Technology,
Inc. 167,000 1,433,418
ITE Technology, Inc. 426,000 2,082,887
King Yuan Electronics Co. Ltd. 1,215,000 3,348,408
Materials Analysis Technology, Inc. 23,000 173,338
MediaTek, Inc. 332,000 10,934,642
Novatek Microelectronics Corp. 199,000 3,346,831
Powertech Technology, Inc. 53,000 243,104
Silicon Motion Technology Corp.,
ADR 32,700 2,003,529
Sitronix Technology Corp. 25,000 225,990
Taiwan Semiconductor
Manufacturing Co. Ltd. 2,315,000 44,553,292
Ultra Chip, Inc. 87,000 282,331
83,136,666
Technology Hardware, Storage & Peripherals 4 .1%
Advantech Co. Ltd. 244,087 2,951,928
Asia Vital Components Co. Ltd. 16,000 174,073
Asustek Computer, Inc. 37,000 588,430
Catcher Technology Co. Ltd. 214,000 1,350,206
Chicony Electronics Co. Ltd. 487,000 2,769,890
Clevo Co. 69,000 91,377
Compal Electronics, Inc. 4,751,000 6,177,147
Elitegroup Computer Systems Co.
Ltd. 116,000 118,874
Getac Holdings Corp. 567,000 2,045,548
Gigabyte Technology Co. Ltd. 70,000 603,888
Inventec Corp. 1,460,000 2,501,057
Lite-On Technology Corp. 1,058,000 4,014,130
Micro-Star International Co. Ltd. 45,000 298,230
Pegatron Corp. 710,000 2,013,643
Quanta Computer, Inc. 505,000 3,674,923
Transcend Information, Inc. 132,000 346,099
Wistron Corp. 416,000 1,331,607
31,051,050
122,615,837
THAILAND 2 .2%
Banks 0 .6%
Krung Thai Bank PCL 5,094,800 2,744,974
Thanachart Capital PCL 75,700 109,749
TMBThanachart Bank PCL 26,896,900 1,315,034
4,169,757
Health Care Providers & Services 0 .2%
Bumrungrad Hospital PCL 279,300 1,815,383
Independent Power and Renewable Electricity Producers 0 .2%
Electricity Generating PCL 126,300 472,912
Common Stocks
Shares Value ($)
THAILAND
Independent Power and Renewable Electricity Producers
Gulf Energy Development PCL 617,900 804,312
1,277,224
Oil, Gas & Consumable Fuels 0 .6%
PTT PCL 4,009,000 4,198,982
Pharmaceuticals 0 .0%
†
Mega Lifesciences PCL 250,400 294,943
Wireless Telecommunication Services 0 .6%
Advanced Info Service PCL 455,500 2,893,794
Intouch Holdings PCL, Class F 1,051,900 2,200,394
5,094,188
16,850,477
TURKEY 0 .7%
Banks 0 .2%
Yapi ve Kredi Bankasi A/S 2,127,915 1,412,380
Beverages 0 .1%
Anadolu Efes Biracilik ve Malt
Sanayii A/S 134,719 628,528
Consumer Staples Distribution & Retail 0 .1%
Migros Ticaret A/S 71,768 815,052
Electric Utilities 0 .0%
†
Enerjisa Enerji A/S Reg. S (b) 73,021 112,886
Industrial Conglomerates 0 .2%
KOC Holding A/S 333,098 1,602,926
Oil, Gas & Consumable Fuels 0 .1%
Turkiye Petrol Rafinerileri A/S 114,529 555,811
5,127,583
UNITED ARAB EMIRATES 1 .2%
Banks 0 .7%
Abu Dhabi Commercial Bank
PJSC 55,794 139,439
Abu Dhabi Islamic Bank PJSC 202,952 559,217
Dubai Islamic Bank PJSC 401,556 625,511
Emirates NBD Bank PJSC 841,133 3,964,443
5,288,610
Industrial Conglomerates 0 .0%
†
Dubai Investments PJSC 184,966 117,516
Multi-Utilities 0 .1%
Dubai Electricity & Water Authority
PJSC 1,668,741 1,118,069
Passenger Airlines 0 .3%
Air Arabia PJSC 2,608,363 2,002,689
Real Estate Management & Development 0 .1%
Emaar Development PJSC 245,513 477,857
9,004,741
UNITED KINGDOM 0 .2%
Metals & Mining 0 .2%
Anglogold Ashanti plc 60,242 1,160,123
Total Common Stocks
(cost $694,275,705) 742,659,604

36 - Statement of Investments - December 31, 2023 - NVIT GS Emerging Markets Equity Insights Fund
Repurchase Agreements 1 .0%
Principal
Amount ($) Value ($)
Bank of America NA, 5.34%,
dated 12/29/2023, due
1/2/2024, repurchase price
$3,001,780, collateralized
by U.S. Government Agency
Securities, ranging from
3.00% - 3.50%, maturing
5/1/2045 - 1/1/2047; total
market value $3,060,000.(c)
(d) 3,000,000 3,000,000
Cantor Fitzgerald & Co., 5.40%,
dated 12/29/2023, due
1/2/2024, repurchase price
$2,306,602, collateralized
by U.S. Government Agency
Securities, ranging from
0.38% - 28.14%, maturing
10/15/2024 - 11/20/2073; total
market value $2,351,323.(c)
(d) 2,305,219 2,305,219
Pershing LLC, 5.33%,
dated 12/29/2023, due
1/2/2024, repurchase price
$2,001,185, collateralized
by U.S. Government Agency
Securities, ranging from
0.27% - 8.00%, maturing
2/15/2024 - 10/20/2073; total
market value $2,040,000.(c)
(d) 2,000,000 2,000,000
Total Repurchase Agreements
(cost $7,305,219) 7,305,219
Total Investments
(cost $701,580,924) — 100.1% 749,964,823
Liabilities in excess of other assets — (0.1)% (639,353)
NET ASSETS — 100.0%
$ 749,325,470
* Denotes a non-income producing security.
^ Value determined using significant unobservable inputs.
∞ Fair valued security.
† Amount rounds to less than 0.1%.
(a) The security or a portion of this security is on loan as of December 31, 2023. The total value of securities on
loan as of December 31, 2023 was $7,134,267, which
was collateralized by cash used to purchase repurchase
agreements with a total value of $7,305,219.
(b) Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board
of Trustees. The liquidity determination is unaudited. The
aggregate value of these securities as of December 31, 2023
was $28,725,505 which represents 3.83% of net assets.
(c) Security was purchased with cash collateral held from
securities on loan. The total value of securities purchased
with cash collateral as of December 31, 2023 was
$7,305,219.
(d) Please refer to Note 2 for additional information on the joint repurchase agreement.
ADR American Depositary Receipt
GDR Global Depositary Receipt
Preference A special type of equity investment that shares in the earnings of the company, has limited voting
rights, and may have a dividend preference.
Preference shares may also have liquidation
preference.
Reg. S Regulation S - Security was purchased pursuant
to Regulation S under the Securities Act of
1933, which exempts from registration securities
offered and sold outside of the United States.
Such security cannot be sold in the United States
without either an effective registration statement
filed pursuant to the Securities Act of 1933 or
pursuant to an exemption from registration.
Currently there is no restriction on trading this
security.
REIT Real Estate Investment Trust
Futures contracts outstanding as of December 31, 2023:
Description
Number of
Contracts
Expiration
Date
Trading
Currency
Notional
Amount ($)
Value and
Unrealized
Appreciation
(Depreciation) ($)
Long Contracts
MSCI Emerging Markets E-Mini Index 25 3/2024 USD 1,292,125 60,041
Net contracts 60,041
As of December 31, 2023, the Fund had $40,682 segregated as collateral with the broker for open futures contracts. Deposits with broker for futures contracts or Due to broker, as applicable, on the Statement of Assets and Liabilities includes this balance netted with other cash activity within the broker.
Currency:
USD United States Dollar
The accompanying notes are an integral part of these financial statements.

NVIT GS International Equity Insights Fund - December 31, 2023 - Statement of Investments - 37
Common Stocks 98 .7%
Shares Value ($)
AUSTRALIA 6 .6%
Banks 0 .1%
Commonwealth Bank of Australia 5,102 387,715
National Australia Bank Ltd. 22,527 469,850
857,565
Capital Markets 0 .3%
Macquarie Group Ltd. 15,068 1,877,883
Commercial Services & Supplies 0 .6%
Brambles Ltd. 497,169 4,603,343
Consumer Staples Distribution & Retail 0 .6%
Woolworths Group Ltd. 182,902 4,628,644
Diversified REITs 0 .1%
Stockland 254,503 771,396
Diversified Telecommunication Services 0 .3%
Telstra Group Ltd. 744,717 2,006,612
Financial Services 0 .0%
†
Challenger Ltd. 65,190 287,784
Health Care Equipment & Supplies 0 .6%
Cochlear Ltd. 22,544 4,580,647
Hotels, Restaurants & Leisure 0 .1%
Aristocrat Leisure Ltd. 20,505 568,526
Industrial REITs 0 .1%
Goodman Group 38,047 653,287
Insurance 0 .7%
Insurance Australia Group Ltd. 715,011 2,754,765
Suncorp Group Ltd. 256,754 2,417,467
5,172,232
Metals & Mining 2 .0%
BHP Group Ltd. 253,799 8,700,367
BlueScope Steel Ltd. 102,487 1,631,041
Deterra Royalties Ltd. 278,137 996,400
Glencore plc 176,707 1,060,108
Northern Star Resources Ltd. 49,524 463,267
Perenti Ltd. *(a) 242,627 171,721
Perseus Mining Ltd. 295,180 373,729
Rio Tinto Ltd. 4,172 384,489
Rio Tinto plc, ADR (a) 12,176 906,625
Westgold Resources Ltd. * 178,586 266,040
14,953,787
Office REITs 0 .4%
Dexus 581,252 3,026,349
Oil, Gas & Consumable Fuels 0 .0%
†
Whitehaven Coal Ltd. 60,227 305,125
Retail REITs 0 .6%
Scentre Group 2,139,902 4,340,035
Software 0 .1%
Technology One Ltd. 36,324 379,274
49,012,489
AUSTRIA 0 .5%
Banks 0 .5%
BAWAG Group AG Reg. S *(b) 31,835 1,690,833
Erste Group Bank AG 43,374 1,759,823
Raiffeisen Bank International AG
(a) 29,365 605,572
4,056,228
Common Stocks
Shares Value ($)
BELGIUM 0 .1%
Banks 0 .0%
†
KBC Ancora 5,525 253,214
Health Care Providers & Services 0 .0%
†
Fagron 10,404 190,761
Oil, Gas & Consumable Fuels 0 .1%
Euronav NV 30,745 542,205
986,180
CHINA 0 .7%
Broadline Retail 0 .6%
Prosus NV 143,253 4,271,391
Machinery 0 .1%
Yangzijiang Shipbuilding Holdings
Ltd. 637,400 718,708
4,990,099
DENMARK 4 .2%
Banks 0 .3%
Danske Bank A/S 18,516 494,566
Jyske Bank A/S (Registered) 2,738 196,112
Spar Nord Bank A/S 9,592 151,368
Sydbank A/S 27,066 1,179,536
2,021,582
Biotechnology 0 .6%
Genmab A/S * 13,738 4,375,983
Pharmaceuticals 2 .9%
Novo Nordisk A/S, Class B 214,751 22,212,735
Textiles, Apparel & Luxury Goods 0 .4%
Pandora A/S 21,471 2,966,257
31,576,557
FINLAND 0 .9%
Banks 0 .7%
Nordea Bank Abp 383,316 4,741,067
Insurance 0 .1%
Sampo OYJ, Class A 19,345 846,600
Machinery 0 .1%
Kone OYJ, Class B 9,766 488,714
Real Estate Management & Development 0 .0%
†
Kojamo OYJ 26,998 358,480
6,434,861
FRANCE 8 .9%
Aerospace & Defense 1 .9%
Dassault Aviation SA 27,315 5,404,944
Safran SA 27,125 4,784,967
Thales SA 24,126 3,568,135
13,758,046
Automobile Components 0 .1%
Cie Generale des Etablissements
Michelin SCA 18,962 681,361
Building Products 0 .4%
Cie de Saint-Gobain SA 43,548 3,220,213
Chemicals 1 .2%
Air Liquide SA 45,655 8,881,327
Construction & Engineering 0 .7%
Eiffage SA 48,220 5,175,976

38 - Statement of Investments - December 31, 2023 - NVIT GS International Equity Insights Fund
Common Stocks
Shares Value ($)
FRANCE
Electrical Equipment 1 .1%
Legrand SA 71,971 7,496,506
Nexans SA 5,122 448,556
7,945,062
Energy Equipment & Services 0 .0%
†
Vallourec SACA * 8,961 139,046
Financial Services 0 .1%
Edenred SE 16,931 1,016,591
IT Services 0 .0%
†
Alten SA 1,486 222,034
Multi-Utilities 1 .0%
Engie SA 272,323 4,788,568
Veolia Environnement SA 85,040 2,686,002
7,474,570
Office REITs 0 .1%
Gecina SA 7,738 944,975
Pharmaceuticals 0 .2%
Ipsen SA 12,605 1,504,430
Retail REITs 0 .0%
†
Klepierre SA 7,002 191,459
Software 0 .4%
Dassault Systemes SE 64,106 3,138,285
Textiles, Apparel & Luxury Goods 1 .5%
Hermes International SCA 3,775 8,011,583
Kering SA 1,578 700,286
LVMH Moet Hennessy Louis
Vuitton SE 2,662 2,159,215
10,871,084
Trading Companies & Distributors 0 .2%
Rexel SA 60,353 1,658,953
66,823,412
GERMANY 9 .8%
Automobile Components 0 .1%
Continental AG 8,306 706,428
Automobiles 0 .4%
Bayerische Motoren Werke AG
(Preference) 26,403 2,622,167
Capital Markets 0 .5%
Deutsche Boerse AG 18,269 3,761,340
DWS Group GmbH & Co. KGaA
Reg. S (b) 7,308 280,783
4,042,123
Chemicals 0 .0%
†
FUCHS SE (Preference) 7,113 316,456
Diversified Telecommunication Services 0 .6%
Deutsche Telekom AG
(Registered) 195,745 4,700,674
Health Care Technology 0 .1%
CompuGroup Medical SE & Co.
KgaA 12,601 527,202
Household Products 0 .8%
Henkel AG & Co. KGaA 36,002 2,582,463
Henkel AG & Co. KGaA
(Preference) 46,445 3,735,658
6,318,121
Common Stocks
Shares Value ($)
GERMANY
Independent Power and Renewable Electricity Producers
0 .0%
†
RWE AG 3,826 173,951
Industrial Conglomerates 1 .1%
Siemens AG (Registered) 44,787 8,400,700
Insurance 2 .1%
Allianz SE (Registered) 24,488 6,540,755
Hannover Rueck SE 13,168 3,146,281
Muenchener Rueckversicherungs-
Gesellschaft AG in Muenchen
(Registered) 13,458 5,572,906
15,259,942
Machinery 0 .2%
GEA Group AG 27,126 1,128,979
Marine Transportation 0 .0%
†
Hapag-Lloyd AG Reg. S (a)(b) 1,850 275,712
Multi-Utilities 1 .3%
E.ON SE 702,871 9,429,084
Real Estate Management & Development 0 .1%
Sirius Real Estate Ltd. 247,234 296,457
TAG Immobilien AG * 34,914 508,595
805,052
Semiconductors & Semiconductor Equipment 0 .2%
Infineon Technologies AG 34,430 1,436,026
Software 2 .1%
Nemetschek SE 13,950 1,208,050
SAP SE 84,714 13,031,168
TeamViewer SE Reg. S *(b) 55,533 859,843
15,099,061
Trading Companies & Distributors 0 .2%
Brenntag SE 18,283 1,678,445
72,920,123
HONG KONG 1 .6%
Industrial Conglomerates 0 .3%
Jardine Matheson Holdings Ltd. 51,900 2,136,354
Insurance 1 .0%
AIA Group Ltd. 868,800 7,545,880
Real Estate Management & Development 0 .3%
Swire Pacific Ltd., Class A 284,500 2,402,385
12,084,619
ISRAEL 0 .1%
Financial Services 0 .1%
Plus500 Ltd. 46,731 989,637
ITALY 2 .8%
Aerospace & Defense 0 .1%
Leonardo SpA 33,483 552,407
Automobiles 0 .1%
Ferrari NV 2,958 996,964
Banks 1 .6%
Banco BPM SpA 333,155 1,759,076
BPER Banca 134,748 450,302
Credito Emiliano SpA 51,808 459,880
UniCredit SpA 352,875 9,572,696
12,241,954
Capital Markets 0 .1%
Azimut Holding SpA 16,185 423,155

NVIT GS International Equity Insights Fund - December 31, 2023 - Statement of Investments - 39
Common Stocks
Shares Value ($)
ITALY
Capital Markets
Banca Generali SpA 8,641 320,946
744,101
Electric Utilities 0 .4%
Enel SpA 380,507 2,832,179
Electrical Equipment 0 .0%
†
Prysmian SpA 4,370 199,235
Financial Services 0 .2%
Banca Mediolanum SpA 145,376 1,369,943
Insurance 0 .2%
Unipol Gruppo SpA 217,866 1,241,663
Multi-Utilities 0 .1%
Hera SpA 192,320 631,118
20,809,564
JAPAN 24 .4%
Automobile Components 1 .0%
Aisan Industry Co. Ltd. 55,400 460,410
Aisin Corp. 120,700 4,205,484
Exedy Corp. 8,200 150,420
Sumitomo Electric Industries Ltd. 185,900 2,359,335
Toyo Tire Corp. 39,400 656,120
7,831,769
Automobiles 2 .3%
Honda Motor Co. Ltd. 935,300 9,668,163
Mazda Motor Corp. 194,100 2,058,881
Nissan Motor Co. Ltd. 192,600 751,815
Subaru Corp. 129,600 2,365,039
Toyota Motor Corp. 123,100 2,259,720
17,103,618
Banks 1 .2%
Japan Post Bank Co. Ltd. 70,600 718,690
Kyoto Financial Group, Inc. 19,200 298,752
Mitsubishi UFJ Financial Group,
Inc. 273,300 2,351,937
Mizuho Financial Group, Inc. 136,200 2,329,459
Sumitomo Mitsui Financial Group,
Inc. 60,300 2,937,220
8,636,058
Broadline Retail 0 .5%
J Front Retailing Co. Ltd. 83,700 759,819
Pan Pacific International Holdings
Corp. 10,700 254,655
Takashimaya Co. Ltd. 206,200 2,804,330
3,818,804
Capital Markets 0 .5%
Daiwa Securities Group, Inc. 218,900 1,467,113
Marusan Securities Co. Ltd. (a) 47,100 281,139
Okasan Securities Group, Inc. 142,100 688,459
Tokai Tokyo Financial Holdings,
Inc. 266,200 991,270
3,427,981
Chemicals 0 .3%
Air Water, Inc. 102,200 1,397,978
Mitsubishi Chemical Group Corp. 24,700 150,932
Nippon Sanso Holdings Corp. 23,900 637,343
2,186,253
Commercial Services & Supplies 1 .0%
Dai Nippon Printing Co. Ltd. 43,900 1,295,371
Itoki Corp. (a) 106,400 1,012,034
Kokuyo Co. Ltd. (a) 52,000 844,403
Common Stocks
Shares Value ($)
JAPAN
Commercial Services & Supplies
Okamura Corp. 32,600 502,734
Pilot Corp. (a) 6,200 184,435
TOPPAN Holdings, Inc. 121,200 3,372,156
7,211,133
Construction & Engineering 0 .1%
Toyo Construction Co. Ltd. 47,100 397,846
Consumer Staples Distribution & Retail 0 .3%
H2O Retailing Corp. 7,000 75,695
Life Corp. 5,400 126,358
Mitsubishi Shokuhin Co. Ltd. 16,300 553,872
San-A Co. Ltd. 8,500 274,243
Seven & i Holdings Co. Ltd. 32,700 1,295,086
2,325,254
Diversified Telecommunication Services 0 .5%
Nippon Telegraph & Telephone
Corp. 3,043,700 3,716,029
Electric Utilities 0 .2%
Chubu Electric Power Co., Inc. 108,700 1,402,560
Shikoku Electric Power Co., Inc. 18,900 135,453
1,538,013
Electrical Equipment 0 .3%
Mitsubishi Electric Corp. 160,700 2,268,535
Electronic Equipment, Instruments & Components 0 .1%
Canon Marketing Japan, Inc. (a) 10,800 326,601
Yokogawa Electric Corp. 34,100 647,735
974,336
Financial Services 1 .6%
Mitsubishi HC Capital, Inc. 524,800 3,519,155
ORIX Corp. 333,200 6,243,095
Tokyo Century Corp. 186,000 2,008,624
11,770,874
Food Products 0 .1%
Nisshin Seifun Group, Inc. 47,000 633,569
Ground Transportation 0 .4%
Central Japan Railway Co. 120,700 3,060,397
Nikkon Holdings Co. Ltd. 5,800 126,499
3,186,896
Health Care Providers & Services 0 .5%
Alfresa Holdings Corp. 59,400 1,007,953
Medipal Holdings Corp. 73,200 1,185,139
Suzuken Co. Ltd. 44,000 1,455,891
Toho Holdings Co. Ltd. (a) 8,100 184,971
3,833,954
Hotels, Restaurants & Leisure 0 .0%
†
Heiwa Corp. 10,300 153,079
Oriental Land Co. Ltd. 3,200 118,855
271,934
Household Durables 0 .7%
Casio Computer Co. Ltd. 27,800 241,375
Panasonic Holdings Corp. 37,400 366,706
Sekisui Chemical Co. Ltd. 117,000 1,682,711
Sekisui House Ltd. 120,600 2,672,092
4,962,884
Insurance 1 .4%
Dai-ichi Life Holdings, Inc. 26,300 558,359
MS&AD Insurance Group
Holdings, Inc. 149,300 5,859,277
Sompo Holdings, Inc. 67,900 3,315,570
Tokio Marine Holdings, Inc. 16,100 401,943
10,135,149

40 - Statement of Investments - December 31, 2023 - NVIT GS International Equity Insights Fund
Common Stocks
Shares Value ($)
JAPAN
IT Services 1 .1%
NEC Corp. 37,000 2,183,328
NEC Networks & System
Integration Corp. 19,400 326,306
Nomura Research Institute Ltd. 15,800 457,815
Otsuka Corp. 10,500 431,825
SCSK Corp. 209,100 4,139,840
TIS, Inc. 16,700 367,240
7,906,354
Leisure Products 0 .2%
Mars Group Holdings Corp. (a) 51,300 895,313
Sankyo Co. Ltd. 13,400 779,871
1,675,184
Machinery 0 .7%
Kurita Water Industries Ltd. 48,300 1,884,281
Mitsubishi Logisnext Co. Ltd. 39,500 385,692
NGK Insulators Ltd. 68,600 817,441
Sumitomo Heavy Industries Ltd.
(a) 99,300 2,494,888
5,582,302
Marine Transportation 0 .0%
†
Iino Kaiun Kaisha Ltd. 36,300 304,633
Media 0 .0%
†
SKY Perfect JSAT Holdings, Inc. 44,500 220,567
Metals & Mining 1 .6%
JFE Holdings, Inc. 296,900 4,589,796
Kobe Steel Ltd. (a) 143,800 1,852,006
Kyoei Steel Ltd. 13,000 183,725
Maruichi Steel Tube Ltd. 7,700 199,907
Nippon Steel Corp. 209,800 4,794,037
11,619,471
Oil, Gas & Consumable Fuels 0 .3%
Cosmo Energy Holdings Co. Ltd. 5,500 220,907
ENEOS Holdings, Inc. 344,200 1,362,727
Idemitsu Kosan Co. Ltd. 122,500 667,188
2,250,822
Personal Care Products 0 .1%
Kobayashi Pharmaceutical Co.
Ltd. 9,700 466,438
Pharmaceuticals 0 .9%
Daiichi Sankyo Co. Ltd. 17,000 470,634
Ono Pharmaceutical Co. Ltd. 111,700 1,995,117
Otsuka Holdings Co. Ltd. 58,600 2,193,252
Santen Pharmaceutical Co. Ltd. 150,900 1,501,022
Towa Pharmaceutical Co. Ltd. 14,500 241,640
ZERIA Pharmaceutical Co. Ltd. 12,900 184,505
6,586,170
Real Estate Management & Development 2 .3%
Hulic Co. Ltd. (a) 13,400 139,926
Mitsubishi Estate Co. Ltd. 189,000 2,596,360
Mitsui Fudosan Co. Ltd. 127,100 3,106,547
Nomura Real Estate Holdings, Inc. 96,100 2,521,168
Sumitomo Realty & Development
Co. Ltd. 110,800 3,283,853
Tokyu Fudosan Holdings Corp. 849,200 5,405,350
17,053,204
Retail REITs 0 .1%
Japan Metropolitan Fund Invest 664 479,341
Semiconductors & Semiconductor Equipment 2 .1%
Advantest Corp. 44,000 1,515,118
Common Stocks
Shares Value ($)
JAPAN
Semiconductors & Semiconductor Equipment
Axell Corp. 11,300 172,172
Mimasu Semiconductor Industry
Co. Ltd. 14,600 330,016
Optorun Co. Ltd. (a) 34,800 400,301
Renesas Electronics Corp. * 100,200 1,798,290
SCREEN Holdings Co. Ltd. 61,500 5,169,516
Tokyo Electron Ltd. 29,600 5,261,417
Tokyo Seimitsu Co. Ltd. 14,600 892,044
15,538,874
Software 0 .7%
Computer Engineering &
Consulting Ltd. 20,500 226,970
Trend Micro, Inc. *(a) 90,700 4,825,757
5,052,727
Specialty Retail 0 .0%
†
Aoyama Trading Co. Ltd. 25,900 271,366
Technology Hardware, Storage & Peripherals 0 .1%
Brother Industries Ltd. 65,600 1,044,394
Transportation Infrastructure 0 .1%
Kamigumi Co. Ltd. 38,800 924,241
Wireless Telecommunication Services 1 .1%
KDDI Corp. 129,300 4,105,032
SoftBank Group Corp. 95,400 4,214,958
8,319,990
181,526,967
LUXEMBOURG 0 .1%
Life Sciences Tools & Services 0 .1%
Eurofins Scientific SE 13,785 901,927
NETHERLANDS 5 .2%
Banks 0 .1%
ING Groep NV 58,155 870,592
Beverages 0 .0%
†
Heineken Holding NV 1,660 140,715
Capital Markets 0 .0%
†
Van Lanschot Kempen NV, CVA 3,806 118,787
Consumer Staples Distribution & Retail 1 .1%
Koninklijke Ahold Delhaize NV 281,018 8,068,724
Financial Services 0 .1%
Adyen NV Reg. S *(b) 603 777,337
Oil, Gas & Consumable Fuels 1 .2%
Shell plc 273,421 8,987,054
Semiconductors & Semiconductor Equipment 2 .7%
ASM International NV 2,223 1,157,609
ASML Holding NV 22,261 16,807,345
BE Semiconductor Industries NV 11,358 1,711,503
19,676,457
38,639,666
NEW ZEALAND 0 .5%
Diversified Telecommunication Services 0 .2%
Spark New Zealand Ltd. 426,565 1,397,269
Software 0 .3%
Xero Ltd. * 26,467 2,017,650
3,414,919

NVIT GS International Equity Insights Fund - December 31, 2023 - Statement of Investments - 41
Common Stocks
Shares Value ($)
NORWAY 0 .7%
Aerospace & Defense 0 .3%
Kongsberg Gruppen ASA 42,429 1,942,199
Energy Equipment & Services 0 .2%
Aker Solutions ASA 30,436 125,822
PGS ASA * 787,718 664,779
TGS ASA 40,925 531,782
1,322,383
Insurance 0 .0%
†
Protector Forsikring ASA 13,095 231,739
Marine Transportation 0 .2%
Hoegh Autoliners ASA 37,089 336,773
Stolt-Nielsen Ltd. 21,647 663,285
Wallenius Wilhelmsen ASA 47,326 414,243
1,414,301
Media 0 .0%
†
Schibsted ASA, Class B 10,877 295,975
5,206,597
PORTUGAL 0 .2%
Consumer Staples Distribution & Retail 0 .2%
Jeronimo Martins SGPS SA 61,544 1,564,846
SINGAPORE 0 .8%
Banks 0 .3%
Oversea-Chinese Banking Corp.
Ltd. 35,200 345,754
United Overseas Bank Ltd. 71,400 1,536,700
1,882,454
Industrial Conglomerates 0 .2%
Keppel Corp. Ltd. 267,400 1,429,713
Multi-Utilities 0 .1%
Sembcorp Industries Ltd. 211,800 850,250
Oil, Gas & Consumable Fuels 0 .1%
Hafnia Ltd. 86,732 598,733
Semiconductors & Semiconductor Equipment 0 .1%
STMicroelectronics NV 20,507 1,028,067
5,789,217
SOUTH AFRICA 0 .1%
Metals & Mining 0 .1%
Anglo American plc 37,096 930,858
SPAIN 3 .8%
Banks 1 .3%
Banco Bilbao Vizcaya Argentaria
SA 93,480 851,728
Banco de Sabadell SA 398,381 489,528
Banco Santander SA 1,184,673 4,945,362
Bankinter SA 450,781 2,884,868
CaixaBank SA 318,539 1,310,754
10,482,240
Electric Utilities 0 .2%
Iberdrola SA 92,265 1,206,652
Hotels, Restaurants & Leisure 1 .0%
Amadeus IT Group SA 100,562 7,212,310
Specialty Retail 1 .3%
Industria de Diseno Textil SA 226,215 9,866,687
28,767,889
Common Stocks
Shares Value ($)
SWEDEN 4 .4%
Aerospace & Defense 0 .2%
Saab AB, Class B 19,749 1,189,941
Banks 0 .4%
Skandinaviska Enskilda Banken
AB, Class A 127,897 1,760,535
Swedbank AB, Class A 56,160 1,134,695
2,895,230
Biotechnology 0 .1%
Swedish Orphan Biovitrum AB * 34,373 910,445
Building Products 0 .0%
†
Lindab International AB 16,480 325,285
Capital Markets 0 .1%
Avanza Bank Holding AB (a) 39,905 923,996
Electronic Equipment, Instruments & Components 0 .1%
Hexagon AB, Class B 48,565 585,116
Financial Services 1 .0%
Investor AB, Class A 5,694 130,702
Investor AB, Class B 325,020 7,543,686
7,674,388
Hotels, Restaurants & Leisure 0 .2%
Evolution AB Reg. S (b) 11,662 1,395,787
Machinery 1 .6%
Epiroc AB, Class B 75,382 1,319,107
Indutrade AB 10,741 280,251
SKF AB, Class B 135,844 2,713,856
Trelleborg AB, Class B 74,427 2,493,381
Volvo AB, Class B 160,922 4,183,321
10,989,916
Metals & Mining 0 .6%
SSAB AB, Class A 211,873 1,611,426
SSAB AB, Class B 409,334 3,139,336
4,750,762
Real Estate Management & Development 0 .1%
Nyfosa AB (a) 36,806 352,268
Wihlborgs Fastigheter AB 65,320 613,611
965,879
Software 0 .0%
†
Fortnox AB 53,844 323,689
32,930,434
SWITZERLAND 6 .2%
Capital Markets 1 .6%
Julius Baer Group Ltd. 62,531 3,513,623
UBS Group AG (Registered) 282,143 8,763,014
12,276,637
Chemicals 0 .3%
Sika AG (Registered) 5,764 1,883,295
Electrical Equipment 1 .2%
ABB Ltd. (Registered) 195,358 8,681,531
Food Products 0 .1%
Barry Callebaut AG (Registered) 162 273,783
Chocoladefabriken Lindt &
Spruengli AG (Registered) 5 606,371
880,154
Health Care Equipment & Supplies 0 .0%
†
Sonova Holding AG (Registered) 965 315,563
Insurance 0 .6%
Zurich Insurance Group AG 8,375 4,378,517

42 - Statement of Investments - December 31, 2023 - NVIT GS International Equity Insights Fund
Common Stocks
Shares Value ($)
SWITZERLAND
Life Sciences Tools & Services 0 .2%
Lonza Group AG (Registered) 4,293 1,806,138
Pharmaceuticals 1 .6%
Novartis AG (Registered) 115,678 11,679,952
Software 0 .1%
Temenos AG (Registered) 7,809 728,759
Technology Hardware, Storage & Peripherals 0 .5%
Logitech International SA
(Registered) 41,050 3,895,662
46,526,208
UNITED KINGDOM 8 .9%
Aerospace & Defense 1 .0%
BAE Systems plc 190,386 2,693,559
Melrose Industries plc 246,364 1,779,987
Rolls-Royce Holdings plc * 873,310 3,325,913
7,799,459
Banks 0 .9%
HSBC Holdings plc 538,575 4,350,117
NatWest Group plc 905,021 2,525,881
6,875,998
Broadline Retail 0 .3%
Next plc 20,015 2,066,163
Capital Markets 0 .1%
Investec plc 75,329 508,532
Construction & Engineering 0 .0%
†
Balfour Beatty plc 67,591 284,875
Consumer Staples Distribution & Retail 0 .2%
Marks & Spencer Group plc 415,742 1,441,306
Financial Services 0 .2%
M&G plc 374,063 1,057,460
OSB Group plc 62,142 366,244
1,423,704
Hotels, Restaurants & Leisure 0 .5%
Compass Group plc 121,158 3,310,632
Playtech plc * 44,365 253,327
3,563,959
Household Durables 0 .3%
Bellway plc 10,106 329,748
Berkeley Group Holdings plc 8,825 525,812
Redrow plc 34,368 269,846
Taylor Wimpey plc 277,892 519,490
Vistry Group plc 52,986 616,742
2,261,638
Industrial Conglomerates 0 .6%
CK Hutchison Holdings Ltd. 363,500 1,956,490
Smiths Group plc 123,312 2,767,004
4,723,494
Insurance 0 .6%
Aviva plc 488,196 2,700,273
Beazley plc 199,628 1,325,275
Direct Line Insurance Group plc * 323,369 749,427
4,774,975
Media 0 .4%
Informa plc 267,520 2,655,880
Multi-Utilities 1 .1%
Centrica plc 623,418 1,115,426
National Grid plc 542,718 7,327,958
8,443,384
Common Stocks
Shares Value ($)
UNITED KINGDOM
Oil, Gas & Consumable Fuels 0 .7%
BP plc, ADR (a) 139,853 4,950,796
Pharmaceuticals 0 .6%
AstraZeneca plc, ADR (a) 64,610 4,351,484
Software 0 .1%
Sage Group plc (The) 63,219 943,072
Specialty Retail 0 .1%
Dunelm Group plc 41,748 582,011
Tobacco 1 .1%
British American Tobacco plc 277,980 8,112,085
Trading Companies & Distributors 0 .1%
Travis Perkins plc 74,586 785,210
66,548,025
UNITED STATES 7 .2%
Automobiles 0 .3%
Stellantis NV 108,826 2,548,546
Construction Materials 0 .9%
CRH plc 38,571 2,667,570
Holcim AG 50,223 3,943,899
6,611,469
Electrical Equipment 1 .1%
Schneider Electric SE 39,680 7,989,572
Energy Equipment & Services 0 .4%
Tenaris SA 155,204 2,698,588
Food Products 1 .8%
Nestle SA (Registered) 118,100 13,668,584
Pharmaceuticals 2 .4%
GSK plc, ADR 12,206 452,354
Roche Holding AG 36,093 10,460,911
Sanofi SA 72,936 7,230,976
18,144,241
Professional Services 0 .0%
†
Experian plc 5,265 214,558
Trading Companies & Distributors 0 .3%
Ferguson plc 9,920 1,902,708
53,778,266
Total Common Stocks
(cost $641,433,610) 737,209,588
Repurchase Agreements 1 .1%
Principal
Amount ($)
Cantor Fitzgerald & Co., 5.40%,
dated 12/29/2023, due
1/2/2024, repurchase price
$5,987,932, collateralized
by U.S. Government Agency
Securities, ranging from
0.38% - 28.14%, maturing
10/15/2024 - 11/20/2073; total
market value $6,104,027.(c)
(d) 5,984,341 5,984,341

NVIT GS International Equity Insights Fund - December 31, 2023 - Statement of Investments - 43
Repurchase Agreements
Principal
Amount ($) Value ($)
MetLife, Inc., 5.33%, dated
12/29/2023, due 1/2/2024,
repurchase price $500,297,
collateralized by U.S.
Government Treasury
Securities, 0.00%, maturing
5/15/2046; total market value
$510,280.(c)(d) 500,000 500,000
Pershing LLC, 5.33%,
dated 12/29/2023, due
1/2/2024, repurchase price
$2,001,185, collateralized
by U.S. Government Agency
Securities, ranging from
0.27% - 8.00%, maturing
2/15/2024 - 10/20/2073; total
market value $2,040,000.(c)
(d) 2,000,000 2,000,000
Total Repurchase Agreements
(cost $8,484,341) 8,484,341
Total Investments
(cost $649,917,951) — 99.8% 745,693,929
Other assets in excess of liabilities — 0.2% 1,617,354
NET ASSETS — 100.0%
$ 747,311,283
* Denotes a non-income producing security.
† Amount rounds to less than 0.1%.
(a) The security or a portion of this security is on loan as of December 31, 2023. The total value of securities on
loan as of December 31, 2023 was $13,097,819, which
was collateralized by cash used to purchase repurchase
agreements with a total value of $8,484,341 and by
$5,297,928 of collateral in the form of U.S. Government
Treasury Securities, interest rates ranging from 0.00%
– 5.35%, and maturity dates ranging from 1/15/2024 –
11/15/2053, a total value of $13,782,269.
(b) Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board
of Trustees. The liquidity determination is unaudited. The
aggregate value of these securities as of December 31, 2023
was $5,280,295 which represents 0.71% of net assets.
(c) Security was purchased with cash collateral held from
securities on loan. The total value of securities purchased
with cash collateral as of December 31, 2023 was
$8,484,341.
(d) Please refer to Note 2 for additional information on the joint repurchase agreement.
ADR American Depositary Receipt
CVA Dutch Certification
Preference A special type of equity investment that shares in the earnings of the company, has limited voting
rights, and may have a dividend preference.
Preference shares may also have liquidation
preference.
Reg. S Regulation S - Security was purchased pursuant
to Regulation S under the Securities Act of
1933, which exempts from registration securities
offered and sold outside of the United States.
Such security cannot be sold in the United States
without either an effective registration statement
filed pursuant to the Securities Act of 1933 or
pursuant to an exemption from registration.
Currently there is no restriction on trading this
security.
REIT Real Estate Investment Trust

44 - Statement of Investments - December 31, 2023 - NVIT GS International Equity Insights Fund
Futures contracts outstanding as of December 31, 2023:
Description
Number of
Contracts
Expiration
Date
Trading
Currency
Notional
Amount ($)
Value and
Unrealized
Appreciation
(Depreciation) ($)
Long Contracts
Hang Seng Index 1 1/2024 HKD 109,701 3,473
MSCI Singapore Index 1 1/2024 SGD 21,800 1,049
EURO STOXX 50 Index 13 3/2024 EUR 651,982 (4,916)
FTSE 100 Index 2 3/2024 GBP 197,736 4,658
SPI 200 Index 1 3/2024 AUD 129,220 842
TOPIX Index 2 3/2024 JPY 335,603 (1,161)
Net contracts 3,945
As of December 31, 2023, the Fund had $92,758 segregated as collateral with the broker for open futures contracts. Deposits with broker for futures contracts or Due to broker, as applicable, on the Statement of Assets and Liabilities includes this balance netted with other cash activity within the broker.
Currency:
AUD Australian Dollar
EUR Euro
GBP British Pound
HKD Hong Kong Dollar
JPY Japanese Yen
SGD Singapore Dollar
The accompanying notes are an integral part of these financial statements.

NVIT GS Large Cap Equity Fund - December 31, 2023 - Statement of Investments - 45
Common Stocks 99.3%
Shares Value ($)
Aerospace & Defense 1.4%
Curtiss-Wright Corp. 2,607 580,814
L3Harris Technologies, Inc. 13,065 2,751,750
Lockheed Martin Corp. 29,991 13,593,121
Northrop Grumman Corp. 26,800 12,546,152
29,471,837
Air Freight & Logistics 0.7%
CH Robinson Worldwide, Inc. 31,654 2,734,589
United Parcel Service, Inc.,
Class B 79,402 12,484,377
15,218,966
Automobile Components 0.9%
Aptiv plc* 88,021 7,897,244
Lear Corp. 85,056 12,010,758
19,908,002
Automobiles 1.3%
Tesla, Inc.* 116,902 29,047,809
Banks 3.1%
Bank of America Corp. 886,189 29,837,984
Cullen/Frost Bankers, Inc. 31,417 3,408,430
East West Bancorp, Inc. 94,564 6,803,880
First Citizens BancShares,
Inc., Class A 1,391 1,973,787
JPMorgan Chase & Co. 117,223 19,939,632
M&T Bank Corp. 18,806 2,577,927
Prosperity Bancshares, Inc. 49,863 3,377,221
67,918,861
Beverages 0.6%
Coca-Cola Europacific
Partners plc 79,196 5,285,541
Constellation Brands, Inc.,
Class A 25,820 6,241,985
Monster Beverage Corp.* 29,528 1,701,108
13,228,634
Biotechnology 2.1%
AbbVie, Inc.(a) 47,686 7,389,900
Amgen, Inc.(a) 32,540 9,372,171
Biogen, Inc.*(a) 23,973 6,203,493
BioMarin Pharmaceutical, Inc.* 55,712 5,371,751
Moderna, Inc.* 26,455 2,630,950
Natera, Inc.* 25,077 1,570,823
Neurocrine Biosciences, Inc.* 62,684 8,259,244
Vertex Pharmaceuticals, Inc.* 10,906 4,437,542
45,235,874
Broadline Retail 3.4%
Amazon.com, Inc.* 493,828 75,032,226
Building Products 0.4%
Allegion plc(a) 40,883 5,179,467
Lennox International, Inc. 10,353 4,633,175
9,812,642
Capital Markets 1.8%
Ameriprise Financial, Inc. 745 282,973
CME Group, Inc. 30,219 6,364,121
Coinbase Global, Inc., Class
A* 2,822 490,802
Interactive Brokers Group,
Inc., Class A 65,941 5,466,509
MSCI, Inc., Class A 12,650 7,155,473
Nasdaq, Inc. 111,279 6,469,761
Common Stocks
Shares Value ($)
Capital Markets
Northern Trust Corp. 143,815 12,135,110
Stifel Financial Corp. 5,788 400,240
38,764,989
Chemicals 2.1%
Celanese Corp., Class A(a) 46,488 7,222,840
Linde plc 46,946 19,281,192
PPG Industries, Inc. 9,126 1,364,793
RPM International, Inc. 29,763 3,322,444
Sherwin-Williams Co. (The) 48,598 15,157,716
46,348,985
Communications Equipment 1.0%
Arista Networks, Inc.* 33,639 7,922,321
Cisco Systems, Inc. 83,167 4,201,597
Motorola Solutions, Inc. 29,999 9,392,387
21,516,305
Construction Materials 0.6%
Martin Marietta Materials, Inc. 7,117 3,550,743
Vulcan Materials Co. 41,717 9,470,176
13,020,919
Consumer Finance 1.6%
American Express Co. 47,761 8,947,546
Capital One Financial Corp. 100,525 13,180,838
Discover Financial Services 52,487 5,899,539
OneMain Holdings, Inc. 11,974 589,121
SoFi Technologies, Inc.* 42,808 425,939
Synchrony Financial 143,175 5,467,853
34,510,836
Consumer Staples Distribution & Retail 1.0%
Costco Wholesale Corp. 17,371 11,466,250
Grocery Outlet Holding Corp.* 13,681 368,840
Performance Food Group Co.* 82,889 5,731,774
Walmart, Inc. 21,872 3,448,121
21,014,985
Containers & Packaging 0.3%
Avery Dennison Corp. 33,215 6,714,744
Distributors 0.2%
LKQ Corp. 88,312 4,220,431
Diversified Consumer Services 0.1%
Grand Canyon Education,
Inc.* 12,308 1,625,148
Diversified Telecommunication Services 0.4%
AT&T, Inc. 539,940 9,060,193
Electric Utilities 1.0%
Exelon Corp. 116,587 4,185,473
FirstEnergy Corp. 139,792 5,124,775
NextEra Energy, Inc. 99,953 6,071,145
Xcel Energy, Inc. 96,733 5,988,740
21,370,133
Electrical Equipment 1.1%
AMETEK, Inc. 78,402 12,927,706
nVent Electric plc 68,795 4,065,096
Rockwell Automation, Inc. 22,469 6,976,175
23,968,977
Electronic Equipment, Instruments & Components 0.7%
Avnet, Inc. 23,101 1,164,290
CDW Corp.(a) 32,789 7,453,596

46 - Statement of Investments - December 31, 2023 - NVIT GS Large Cap Equity Fund
Common Stocks
Shares Value ($)
Electronic Equipment, Instruments & Components
Keysight Technologies, Inc.* 37,689 5,995,943
14,613,829
Energy Equipment & Services 0.3%
Baker Hughes Co., Class A 171,076 5,847,378
Schlumberger NV 8,189 426,155
6,273,533
Entertainment 1.3%
Electronic Arts, Inc. 58,631 8,021,307
Netflix, Inc.* 28,873 14,057,686
Spotify Technology SA* 3,663 688,315
Warner Bros Discovery,
Inc.*(a) 553,506 6,298,898
29,066,206
Financial Services 4.5%
Berkshire Hathaway, Inc.,
Class B* 109,035 38,888,423
Equitable Holdings, Inc. 99,623 3,317,446
Fidelity National Information
Services, Inc. 104,960 6,304,947
Fiserv, Inc.* 56,711 7,533,489
Mastercard, Inc., Class A 7,962 3,395,873
Visa, Inc., Class A(a) 152,504 39,704,416
99,144,594
Food Products 0.8%
Freshpet, Inc.* 5,188 450,111
General Mills, Inc. 183,554 11,956,707
McCormick & Co., Inc.
(Non-Voting) 70,842 4,847,010
17,253,828
Gas Utilities 0.1%
Atmos Energy Corp. 21,658 2,510,162
Ground Transportation 0.6%
Old Dominion Freight Line,
Inc.(a) 15,724 6,373,409
Saia, Inc.*(a) 16,236 7,114,940
13,488,349
Health Care Equipment & Supplies 1.3%
Boston Scientific Corp.* 156,505 9,047,554
Cooper Cos., Inc. (The)(a) 14,828 5,611,508
Intuitive Surgical, Inc.* 25,206 8,503,496
Zimmer Biomet Holdings, Inc. 40,808 4,966,334
28,128,892
Health Care Providers & Services 3.0%
Cencora, Inc.(a) 31,652 6,500,688
Centene Corp.* 56,359 4,182,402
CVS Health Corp. 109,291 8,629,617
Elevance Health, Inc. 30,163 14,223,664
Encompass Health Corp. 18,507 1,234,787
Humana, Inc. 15,831 7,247,590
Quest Diagnostics, Inc. 16,700 2,302,596
UnitedHealth Group, Inc. 31,183 16,416,914
Universal Health Services,
Inc., Class B 24,870 3,791,183
64,529,441
Health Care REITs 0.3%
Ventas, Inc. 126,421 6,300,823
Common Stocks
Shares Value ($)
Health Care REITs
Welltower, Inc. 7,200 649,224
6,950,047
Health Care Technology 0.3%
Veeva Systems, Inc., Class A* 29,186 5,618,889
Hotel & Resort REITs 0.9%
Host Hotels & Resorts, Inc. 624,597 12,160,903
Park Hotels & Resorts, Inc. 524,339 8,022,387
20,183,290
Hotels, Restaurants & Leisure 2.7%
Airbnb, Inc., Class A* 8,547 1,163,589
Chipotle Mexican Grill, Inc.,
Class A* 5,808 13,282,664
Domino's Pizza, Inc. 16,728 6,895,783
Expedia Group, Inc.* 49,168 7,463,211
Las Vegas Sands Corp. 163,081 8,025,216
McDonald's Corp. 32,213 9,551,477
Wynn Resorts Ltd. 66,623 6,070,021
Yum! Brands, Inc. 44,449 5,807,706
58,259,667
Household Durables 0.9%
DR Horton, Inc. 79,477 12,078,914
Lennar Corp., Class A 51,166 7,625,781
19,704,695
Household Products 1.5%
Colgate-Palmolive Co. 87,502 6,974,785
Kimberly-Clark Corp. 97,082 11,796,434
Procter & Gamble Co. (The) 93,206 13,658,407
32,429,626
Industrial Conglomerates 0.5%
General Electric Co. 79,975 10,207,209
Industrial REITs 0.1%
Rexford Industrial Realty, Inc. 40,472 2,270,479
Insurance 3.0%
Allstate Corp. (The) 59,873 8,381,022
American Financial Group, Inc. 34,283 4,075,906
Arch Capital Group Ltd.* 79,422 5,898,672
Everest Group Ltd. 2,315 818,538
Globe Life, Inc. 51,192 6,231,090
Kinsale Capital Group, Inc. 16,515 5,531,039
Marsh & McLennan Cos., Inc. 39,844 7,549,243
Principal Financial Group, Inc. 23,689 1,863,614
Progressive Corp. (The) 85,098 13,554,409
Travelers Cos., Inc. (The) 34,788 6,626,766
Unum Group 124,101 5,611,847
66,142,146
Interactive Media & Services 6.7%
Alphabet, Inc., Class A* 550,153 76,850,873
Alphabet, Inc., Class C* 141,157 19,893,256
Match Group, Inc.* 127,110 4,639,515
Meta Platforms, Inc., Class A* 128,723 45,562,793
146,946,437
IT Services 1.2%
Accenture plc, Class A 33,285 11,680,039
International Business
Machines Corp. 76,457 12,504,543
VeriSign, Inc.* 13,002 2,677,892
26,862,474

NVIT GS Large Cap Equity Fund - December 31, 2023 - Statement of Investments - 47
Common Stocks
Shares Value ($)
Life Sciences Tools & Services 2.2%
Agilent Technologies, Inc.(a) 54,675 7,601,465
Bio-Rad Laboratories, Inc.,
Class A* 6,057 1,955,745
Bruker Corp. 70,115 5,152,050
Danaher Corp. 41,997 9,715,586
Medpace Holdings, Inc.* 9,629 2,951,578
Mettler-Toledo International,
Inc.* 12,766 15,484,647
West Pharmaceutical
Services, Inc. 14,492 5,102,923
47,963,994
Machinery 2.4%
Caterpillar, Inc. 33,913 10,027,057
Cummins, Inc. 27,116 6,496,180
Fortive Corp. 77,814 5,729,445
Illinois Tool Works, Inc. 27,398 7,176,632
ITT, Inc. 56,536 6,745,876
Parker-Hannifin Corp. 12,939 5,960,997
Stanley Black & Decker, Inc. 61,475 6,030,698
Xylem, Inc. 44,604 5,100,913
53,267,798
Media 0.3%
Cable One, Inc. 1,008 561,043
Interpublic Group of Cos., Inc.
(The) 136,232 4,446,612
Paramount Global, Class B 56,482 835,369
Trade Desk, Inc. (The), Class
A* 14,716 1,058,963
6,901,987
Metals & Mining 0.3%
Steel Dynamics, Inc. 51,981 6,138,956
Multi-Utilities 0.7%
Ameren Corp. 72,281 5,228,807
NiSource, Inc. 206,007 5,469,486
WEC Energy Group, Inc. 51,177 4,307,568
15,005,861
Oil, Gas & Consumable Fuels 2.8%
Antero Resources Corp.* 186,424 4,228,096
Cheniere Energy, Inc. 68,759 11,737,849
Chesapeake Energy Corp.(a) 38,536 2,964,960
Chevron Corp. 45,569 6,797,072
ConocoPhillips 32,947 3,824,158
Exxon Mobil Corp. 100,038 10,001,799
HF Sinclair Corp. 99,616 5,535,661
Kinder Morgan, Inc. 72,210 1,273,784
Marathon Oil Corp. 247,459 5,978,610
Marathon Petroleum Corp. 52,452 7,781,779
Valero Energy Corp. 10,323 1,341,990
61,465,758
Personal Care Products 0.3%
Kenvue, Inc. 297,114 6,396,864
Pharmaceuticals 2.4%
AstraZeneca plc, ADR-UK 81,206 5,469,224
Bristol-Myers Squibb Co. 160,598 8,240,283
Eli Lilly & Co. 23,276 13,568,046
Johnson & Johnson 28,869 4,524,927
Merck & Co., Inc. 24,091 2,626,401
Royalty Pharma plc, Class A 129,931 3,649,762
Common Stocks
Shares Value ($)
Pharmaceuticals
Zoetis, Inc., Class A 67,692 13,360,370
51,439,013
Real Estate Management & Development 0.2%
CoStar Group, Inc.* 22,879 1,999,396
Zillow Group, Inc., Class C* 51,387 2,973,252
4,972,648
Residential REITs 0.8%
American Homes 4 Rent,
Class A 138,895 4,994,664
AvalonBay Communities, Inc. 45,620 8,540,976
Invitation Homes, Inc. 96,632 3,296,118
16,831,758
Retail REITs 0.4%
Simon Property Group, Inc. 54,317 7,747,777
Semiconductors & Semiconductor Equipment 5.5%
Applied Materials, Inc. 62,880 10,190,962
Broadcom, Inc.(a) 4,448 4,965,080
Enphase Energy, Inc.*(a) 43,274 5,718,226
KLA Corp. 14,045 8,164,359
Marvell Technology, Inc. 114,194 6,887,040
Microchip Technology, Inc. 27,690 2,497,084
Micron Technology, Inc. 22,901 1,954,371
MKS Instruments, Inc. 67,025 6,894,862
NVIDIA Corp. 102,299 50,660,511
Skyworks Solutions, Inc. 12,422 1,396,481
Texas Instruments, Inc. 118,419 20,185,703
119,514,679
Software 12.8%
Adobe, Inc.* 12,679 7,564,291
AppLovin Corp., Class A* 129,626 5,165,596
Crowdstrike Holdings, Inc.,
Class A* 13,344 3,406,990
DocuSign, Inc., Class A* 123,616 7,348,971
Dropbox, Inc., Class A* 404,747 11,931,942
Dynatrace, Inc.* 109,692 5,999,055
Fair Isaac Corp.* 3,778 4,397,630
Intuit, Inc. 32,807 20,505,359
Microsoft Corp. 405,242 152,387,202
Oracle Corp. 119,806 12,631,147
Palo Alto Networks, Inc.* 25,158 7,418,591
Salesforce, Inc.* 117,768 30,989,472
ServiceNow, Inc.* 4,700 3,320,503
Workday, Inc., Class A*(a) 18,840 5,200,970
278,267,719
Specialized REITs 0.1%
SBA Communications Corp.,
Class A 7,781 1,973,962
Specialty Retail 1.9%
Burlington Stores, Inc.* 7,217 1,403,562
Home Depot, Inc. (The) 43,648 15,126,214
Lowe's Cos., Inc. 40,734 9,065,352
Ross Stores, Inc. 75,917 10,506,154
Ulta Beauty, Inc.* 12,287 6,020,507
42,121,789
Technology Hardware, Storage & Peripherals 8.2%
Apple, Inc. 766,285 147,532,851
Dell Technologies, Inc., Class
C 250,343 19,151,239

48 - Statement of Investments - December 31, 2023 - NVIT GS Large Cap Equity Fund
Common Stocks
Shares Value ($)
Technology Hardware, Storage & Peripherals
Hewlett Packard Enterprise
Co. 708,610 12,032,198
178,716,288
Textiles, Apparel & Luxury Goods 1.0%
Deckers Outdoor Corp.* 2,639 1,763,987
Lululemon Athletica, Inc.* 20,173 10,314,253
NIKE, Inc., Class B 78,543 8,527,414
Skechers USA, Inc., Class A* 15,127 943,017
21,548,671
Tobacco 0.3%
Philip Morris International, Inc. 60,786 5,718,747
Trading Companies & Distributors 0.9%
Fastenal Co. 94,532 6,122,837
Ferguson plc 67,010 12,937,621
19,060,458
Total Common Stocks
(cost $1,728,094,263) 2,162,650,016
Repurchase Agreements 1.2%
Principal
Amount ($)
BofA Securities, Inc.,
5.34%, dated 12/29/2023,
due 1/2/2024, repurchase
price $4,002,374,
collateralized by U.S.
Government Agency
Securities, ranging from
1.25% - 6.74%, maturing
1/25/2025 - 11/20/2072;
total market value
$4,080,000.(b)(c) 4,000,000 4,000,000
Cantor Fitzgerald & Co.,
5.40%, dated 12/29/2023,
due 1/2/2024, repurchase
price $5,254,765,
collateralized by U.S.
Government Agency
Securities, ranging from
0.38% - 28.14%, maturing
10/15/2024 - 11/20/2073;
total market value
$5,356,645.(b)(c) 5,251, 613 5,251,613
Repurchase Agreements
Principal
Amount ($) Value ($)
MetLife, Inc.,
5.33%, dated 12/29/2023,
due 1/2/2024, repurchase
price $2,001,185,
collateralized by U.S.
Government Treasury
Securities, 0.00%,
maturing 5/15/2046; total
market value $2,041,119.
(b)(c) 2,000,000 2,000,000
Pershing LLC,
5.33%, dated 12/29/2023,
due 1/2/2024, repurchase
price $15,008,884,
collateralized by U.S.
Government Agency
Securities, ranging from
0.27% - 8.00%, maturing
2/15/2024 - 10/20/2073;
total market value
$15,300,000.(b)(c) 15,000,000 15,000,000
Total Repurchase Agreements
(cost $26,251,613) 26,251,613
Total Investments
(cost $1,754,345,876) — 100.5% 2,188,901,629
Liabilities in excess of other assets — (0.5)% (10,385,067)
NET ASSETS — 100.0%
$ 2,178,516,562
* Denotes a non-income producing security.
(a) The security or a portion of this security is on loan as of December 31, 2023. The total value of securities on
loan as of December 31, 2023 was $62,103,377, which
was collateralized by cash used to purchase repurchase
agreements with a total value of $26,251,613 and by
$37,606,048 of collateral in the form of U.S. Government
Treasury Securities, interest rates ranging from 0.00%
– 6.25%, and maturity dates ranging from 1/30/2024 –
11/15/2052, a total value of $63,857,661.
(b) Security was purchased with cash collateral held from
securities on loan. The total value of securities purchased
with cash collateral as of December 31, 2023 was
$26,251,613.
(c) Please refer to Note 2 for additional information on the joint repurchase agreement.
ADR American Depositary Receipt
REIT Real Estate Investment Trust
UK United Kingdom
The accompanying notes are an integral part of these financial statements.

NVIT GS Small Cap Equity Insights Fund - December 31, 2023 - Statement of Investments - 49
Common Stocks 99 .0%
Shares Value ($)
Aerospace & Defense 1 .1%
AAR Corp.*(a) 6,292 392,621
National Presto Industries, Inc.
(a) 5,876 471,725
Parsons Corp.*(a) 22,397 1,404,516
Triumph Group, Inc.* 10,878 180,357
2,449,219
Automobile Components 2 .1%
Adient plc* 24,760 900,274
American Axle &
Manufacturing Holdings,
Inc.*(a) 52,357 461,265
Atmus Filtration Technologies,
Inc.* 22,465 527,703
Dorman Products, Inc.*(a) 4,665 389,108
Goodyear Tire & Rubber Co.
(The)* 97,037 1,389,570
Holley, Inc.* 5,184 25,246
Modine Manufacturing Co.* 9,126 544,822
Patrick Industries, Inc.(a) 2,442 245,055
XPEL, Inc. Reg. S*(a) 2,383 128,324
4,611,367
Banks 9 .0%
Amalgamated Financial Corp. 25,111 676,490
Ameris Bancorp 18,615 987,526
Axos Financial, Inc.*(a) 11,332 618,727
BancFirst Corp. 8,928 868,962
Bancorp, Inc. (The)* 21,009 810,107
BankUnited, Inc. 9,271 300,659
Banner Corp. 5,159 276,316
Business First Bancshares,
Inc.(a) 8,909 219,607
Byline Bancorp, Inc. 7,703 181,483
Capital City Bank Group, Inc. 3,266 96,118
Central Pacific Financial Corp. 10,176 200,264
Civista Bancshares, Inc. 1,278 23,566
Community Trust Bancorp, Inc. 5,414 237,458
CVB Financial Corp. 43,215 872,511
Enterprise Financial Services
Corp. 566 25,272
Esquire Financial Holdings,
Inc. 4,567 228,167
Financial Institutions, Inc. 4,495 95,744
First Bancorp 55,473 912,531
First Bancorp, Inc. (The) 1,691 47,720
First Commonwealth Financial
Corp.(a) 52,932 817,270
First Financial Bancorp 6,147 145,991
First Financial Bankshares,
Inc.(a) 8,158 247,187
Fulton Financial Corp. 4,722 77,724
Hancock Whitney Corp. 16,781 815,389
Hanmi Financial Corp. 29,704 576,258
Heartland Financial USA, Inc. 3,041 114,372
Heritage Commerce Corp. 7,649 75,878
Heritage Financial Corp. 33,391 714,233
Home Bancorp, Inc.(a) 8,503 357,211
HomeTrust Bancshares, Inc. 3,466 93,305
Hope Bancorp, Inc. 2,014 24,329
Independent Bank Corp. 1,629 42,387
International Bancshares Corp. 18,017 978,683
Macatawa Bank Corp. 25,872 291,836
Common Stocks
Shares Value ($)
Banks
Metrocity Bankshares, Inc. 3,764 90,411
National Bank Holdings Corp.,
Class A 20,751 771,730
Northeast Community
Bancorp, Inc.(a) 8,246 146,284
OFG Bancorp 21,638 810,992
Old Second Bancorp, Inc. 12,122 187,164
Pathward Financial, Inc. 14,785 782,570
Preferred Bank 3,868 282,557
Provident Financial Services,
Inc.(a) 22,824 411,517
Renasant Corp.(a) 446 15,021
Sierra Bancorp(a) 4,630 104,407
Southside Bancshares, Inc. 23,755 744,007
Texas Capital Bancshares,
Inc.*(a) 15,223 983,862
Timberland Bancorp, Inc. 1,276 40,143
TrustCo Bank Corp. 21,343 662,700
UMB Financial Corp. 11,878 992,407
WesBanco, Inc.(a) 1,746 54,772
20,131,825
Beverages 0 .7%
Coca-Cola Consolidated, Inc. 246 228,387
Primo Water Corp. 88,107 1,326,010
1,554,397
Biotechnology 6 .9%
ACADIA Pharmaceuticals,
Inc.* 11,784 368,957
ADMA Biologics, Inc.*(a) 125,648 567,929
Aldeyra Therapeutics, Inc.* 11,960 41,980
Alkermes plc*(a) 20,068 556,686
Alpine Immune Sciences,
Inc.*(a) 2,765 52,701
AnaptysBio, Inc.*(a) 7,527 161,228
Apogee Therapeutics, Inc.*(a) 1,249 34,897
Arcellx, Inc.*(a) 1,602 88,911
Arcturus Therapeutics
Holdings, Inc.* 11,035 347,934
Arcus Biosciences, Inc.* 17,813 340,228
Aurinia Pharmaceuticals,
Inc.*(a) 126,925 1,141,056
BioCryst Pharmaceuticals,
Inc.* 18,986 113,726
Biohaven Ltd.*(a) 6,868 293,950
Bridgebio Pharma, Inc.*(a) 6,798 274,435
CareDx, Inc.* 16,002 192,024
Cogent Biosciences, Inc.* 9,886 58,130
Coherus Biosciences, Inc.*(a) 31,781 105,831
Day One Biopharmaceuticals,
Inc.*(a) 7,309 106,711
Deciphera Pharmaceuticals,
Inc.* 36,949 595,987
Design Therapeutics, Inc.* 13,866 36,745
Eagle Pharmaceuticals, Inc.* 12,596 65,877
Emergent BioSolutions, Inc.* 9,282 22,277
Enanta Pharmaceuticals, Inc.* 9,753 91,776
Erasca, Inc.*(a) 8,544 18,199
Generation Bio Co.*(a) 12,633 20,844
Halozyme Therapeutics, Inc.* 19,738 729,516
Inozyme Pharma, Inc.* 5,981 25,479

50 - Statement of Investments - December 31, 2023 - NVIT GS Small Cap Equity Insights Fund
Common Stocks
Shares Value ($)
Biotechnology
Iovance Biotherapeutics,
Inc.*(a) 39,306 319,558
Ironwood Pharmaceuticals,
Inc., Class A* 19,532 223,446
iTeos Therapeutics, Inc.*(a) 18,844 206,342
Kiniksa Pharmaceuticals Ltd.,
Class A* 49,081 860,881
Kodiak Sciences, Inc.* 33,169 100,834
Krystal Biotech, Inc.*(a) 436 54,090
Kymera Therapeutics, Inc.*(a) 2,784 70,881
MacroGenics, Inc.*(a) 42,594 409,754
MannKind Corp.*(a) 187,985 684,265
MeiraGTx Holdings plc* 8,375 58,793
Mural Oncology plc*(a) 4,257 25,201
Nurix Therapeutics, Inc.*(a) 14,794 152,674
Olema Pharmaceuticals,
Inc.*(a) 15,841 222,249
PMV Pharmaceuticals, Inc.* 47,073 145,926
Poseida Therapeutics, Inc.,
Class A* 47,532 159,708
Precigen, Inc.*(a) 17,843 23,910
Relay Therapeutics, Inc.* 5,185 57,087
REVOLUTION Medicines,
Inc.* 6,270 179,824
Rigel Pharmaceuticals, Inc.* 48,854 70,838
Rocket Pharmaceuticals, Inc.* 9,790 293,406
SpringWorks Therapeutics,
Inc.*(a) 12,447 454,316
Sutro Biopharma, Inc.* 92,569 397,121
TG Therapeutics, Inc.*(a) 32,257 550,950
Vera Therapeutics, Inc., Class
A*(a) 3,019 46,432
Veracyte, Inc.*(a) 23,553 647,943
Vericel Corp.*(a) 30,057 1,070,330
Verve Therapeutics, Inc.* 13,108 182,726
Viking Therapeutics, Inc.* 51,056 950,152
Y-mAbs Therapeutics, Inc.* 52,598 358,718
15,432,369
Broadline Retail 0 .1%
Dillard's, Inc., Class A(a) 633 255,510
Building Products 1 .1%
AAON, Inc. 7,080 523,000
American Woodmark Corp.* 3,857 358,122
CSW Industrials, Inc. 507 105,157
Masterbrand, Inc.* 44,845 665,948
PGT Innovations, Inc.*(a) 19,131 778,632
Quanex Building Products
Corp. 2,786 85,168
2,516,027
Capital Markets 0 .5%
AssetMark Financial Holdings,
Inc.* 4,785 143,311
Moelis & Co., Class A(a) 12,280 689,276
Open Lending Corp.* 13,705 116,629
Piper Sandler Cos. 408 71,347
StoneX Group, Inc.*(a) 1,937 143,009
1,163,572
Chemicals 1 .5%
Hawkins, Inc. 779 54,857
HB Fuller Co. 640 52,102
Common Stocks
Shares Value ($)
Chemicals
Innospec, Inc.(a) 13,146 1,620,113
Koppers Holdings, Inc. 718 36,776
Mativ Holdings, Inc.(a) 6,121 93,713
Minerals Technologies, Inc. 15,254 1,087,763
Orion SA 12,315 341,495
Rayonier Advanced Materials,
Inc.* 18,557 75,156
3,361,975
Commercial Services & Supplies 0 .8%
Cimpress plc* 1,421 113,751
Deluxe Corp. 10,928 234,406
Ennis, Inc. 33,958 744,020
Healthcare Services Group,
Inc.* 54,145 561,484
Steelcase, Inc., Class A 7,276 98,371
1,752,032
Communications Equipment 0 .9%
NetScout Systems, Inc.*(a) 22,082 484,700
Viavi Solutions, Inc.* 146,064 1,470,864
1,955,564
Construction & Engineering 2 .3%
Comfort Systems USA, Inc. 8,448 1,737,500
Dycom Industries, Inc.* 1,192 137,187
Fluor Corp.* 15,735 616,340
IES Holdings, Inc.* 6,633 525,466
Limbach Holdings, Inc.* 821 37,331
Northwest Pipe Co.* 4,946 149,666
Primoris Services Corp. 29,436 977,570
Sterling Infrastructure, Inc.* 9,934 873,497
5,054,557
Construction Materials 0 .7%
Summit Materials, Inc., Class
A*(a) 43,688 1,680,241
Consumer Finance 0 .4%
Nelnet, Inc., Class A 4,553 401,665
Regional Management Corp. 8,422 211,224
Upstart Holdings, Inc.*(a) 3,509 143,378
World Acceptance Corp.* 244 31,849
788,116
Consumer Staples Distribution & Retail 0 .2%
PriceSmart, Inc. 1,788 135,495
Weis Markets, Inc. 4,991 319,224
454,719
Distributors 0 .0%
†
Weyco Group, Inc. 969 30,388
Diversified Consumer Services 3 .5%
Adtalem Global Education,
Inc.* 11,431 673,857
Coursera, Inc.* 76,648 1,484,672
Duolingo, Inc., Class A* 8,617 1,954,766
European Wax Center, Inc.,
Class A*(a) 25,944 352,579
Frontdoor, Inc.* 34,434 1,212,766
Graham Holdings Co., Class B 360 250,747
Laureate Education, Inc. 20,492 280,945
Perdoceo Education Corp. 24,721 434,101
Strategic Education, Inc. 13,046 1,205,059
7,849,492

NVIT GS Small Cap Equity Insights Fund - December 31, 2023 - Statement of Investments - 51
Common Stocks
Shares Value ($)
Diversified REITs 0 .2%
American Assets Trust, Inc. 17,820 401,128
Diversified Telecommunication Services 0 .2%
Liberty Latin America Ltd.,
Class A* 1,651 12,069
Liberty Latin America Ltd.,
Class C* 53,719 394,297
406,366
Electric Utilities 0 .0%
†
ALLETE, Inc. 649 39,693
Electrical Equipment 2 .7%
Allient, Inc. 1,682 50,813
Atkore, Inc.*(a) 8,928 1,428,480
Encore Wire Corp.(a) 8,378 1,789,541
Enovix Corp.*(a) 3,621 45,335
Fluence Energy, Inc., Class A* 6,047 144,221
FTC Solar, Inc.*(a) 85,937 59,537
NEXTracker, Inc., Class A*(a) 8,321 389,839
Powell Industries, Inc. 9,930 877,812
Shoals Technologies Group,
Inc., Class A*(a) 2,689 41,787
Thermon Group Holdings, Inc.* 37,333 1,215,936
6,043,301
Electronic Equipment, Instruments & Components 2 .1%
Badger Meter, Inc. 6,923 1,068,703
Bel Fuse, Inc., Class B 1,294 86,400
Belden, Inc.(a) 8,587 663,346
Benchmark Electronics, Inc. 8,115 224,299
ePlus, Inc.* 10,475 836,324
Fabrinet*(a) 4,348 827,555
Itron, Inc.* 2,083 157,287
PC Connection, Inc. 3,817 256,541
Sanmina Corp.* 3,579 183,853
Vishay Precision Group, Inc.* 9,374 319,372
4,623,680
Energy Equipment & Services 1 .7%
Archrock, Inc. 35,629 548,687
Atlas Energy Solutions, Inc.(a) 10,303 177,418
Borr Drilling Ltd.* 38,022 279,842
ChampionX Corp. 3,634 106,149
Dril-Quip, Inc.* 12,113 281,870
Helix Energy Solutions Group,
Inc.*(a) 15,241 156,677
Helmerich & Payne, Inc.(a) 2,582 93,520
Kodiak Gas Services, Inc. 7,961 159,857
Nabors Industries Ltd.*(a) 8,345 681,202
Oil States International, Inc.* 32,505 220,709
ProFrac Holding Corp., Class
A*(a) 32,294 273,853
ProPetro Holding Corp.* 53,440 447,827
RPC, Inc.(a) 55,882 406,821
Select Water Solutions, Inc.,
Class A 5,931 45,016
3,879,448
Entertainment 0 .1%
Cinemark Holdings, Inc.*(a) 6,999 98,616
Madison Square Garden
Entertainment Corp., Class
A* 3,864 122,837
Common Stocks
Shares Value ($)
Entertainment
Vivid Seats, Inc., Class A* 7,917 50,035
271,488
Financial Services 3 .2%
A-Mark Precious Metals, Inc.
(a) 19,160 579,590
Banco Latinoamericano de
Comercio Exterior SA, Class
E 54,998 1,360,651
Essent Group Ltd.(a) 15,344 809,243
I3 Verticals, Inc., Class A* 19,424 411,206
Marqeta, Inc., Class A* 157,846 1,101,765
Merchants Bancorp 5,968 254,117
NMI Holdings, Inc., Class A* 6,608 196,125
Pagseguro Digital Ltd., Class
A*(a) 54,263 676,660
Payoneer Global, Inc.* 19,206 100,063
Remitly Global, Inc.* 11,847 230,069
Repay Holdings Corp., Class
A*(a) 5,310 45,347
StoneCo Ltd., Class A* 77,024 1,388,743
7,153,579
Food Products 0 .4%
Cal-Maine Foods, Inc. 3,996 229,330
J & J Snack Foods Corp.(a) 4,393 734,246
963,576
Gas Utilities 0 .2%
Northwest Natural Holding Co. 11,959 465,683
Ground Transportation 0 .1%
ArcBest Corp. 424 50,969
Marten Transport Ltd. 12,182 255,578
306,547
Health Care Equipment & Supplies 1 .6%
Artivion, Inc.* 6,240 111,571
AtriCure, Inc.*(a) 10,636 379,599
Embecta Corp.(a) 43,878 830,611
Inmode Ltd.*(a) 10,039 223,267
iRadimed Corp. 3,251 154,325
LeMaitre Vascular, Inc.(a) 2,121 120,388
Merit Medical Systems,
Inc.*(a) 4,059 308,322
Pulmonx Corp.*(a) 6,491 82,760
Surmodics, Inc.* 3,359 122,100
Tactile Systems Technology,
Inc.* 3,234 46,246
TransMedics Group, Inc.*(a) 747 58,961
UFP Technologies, Inc.* 1,179 202,835
Utah Medical Products, Inc. 4,944 416,384
Varex Imaging Corp.*(a) 29,403 602,761
3,660,130
Health Care Providers & Services 3 .1%
Agiliti, Inc.*(a) 29,585 234,313
Alignment Healthcare, Inc.*(a) 62,834 541,001
Brookdale Senior Living, Inc.* 67,405 392,297
Community Health Systems,
Inc.* 12,033 37,663
HealthEquity, Inc.*(a) 24,882 1,649,677
Hims & Hers Health, Inc.*(a) 80,194 713,727
Joint Corp. (The)*(a) 40,422 388,455
ModivCare, Inc.*(a) 5,673 249,555

52 - Statement of Investments - December 31, 2023 - NVIT GS Small Cap Equity Insights Fund
Common Stocks
Shares Value ($)
Health Care Providers & Services
OPKO Health, Inc.*(a) 33,277 50,248
Option Care Health, Inc.* 7,227 243,478
Pediatrix Medical Group, Inc.* 13,836 128,675
Pennant Group, Inc. (The)* 50,893 708,431
PetIQ, Inc., Class A* 12,356 244,031
Progyny, Inc.* 3,789 140,875
Select Medical Holdings Corp. 32,204 756,794
Surgery Partners, Inc.* 17,446 558,097
7,037,317
Health Care REITs 0 .1%
LTC Properties, Inc. 3,696 118,716
Health Care Technology 0 .4%
American Well Corp., Class A* 18,135 27,021
Health Catalyst, Inc.* 6,289 58,236
Phreesia, Inc.* 8,179 189,344
Schrodinger, Inc.* 14,257 510,401
785,002
Hotel & Resort REITs 3 .2%
Chatham Lodging Trust 102,655 1,100,462
DiamondRock Hospitality
Co.(a) 137,781 1,293,764
RLJ Lodging Trust 127,150 1,490,198
Ryman Hospitality Properties,
Inc. 17,317 1,905,909
Service Properties Trust 139,458 1,190,971
Xenia Hotels & Resorts, Inc. 7,242 98,636
7,079,940
Hotels, Restaurants & Leisure 1 .8%
Cheesecake Factory, Inc.
(The)(a) 7,873 275,634
Chuy's Holdings, Inc.* 22,053 843,086
Dine Brands Global, Inc. 4,499 223,376
Everi Holdings, Inc.* 54,212 610,969
International Game
Technology plc(a) 10,863 297,755
Life Time Group Holdings,
Inc.*(a) 3,265 49,236
Monarch Casino & Resort, Inc. 4,233 292,712
PlayAGS, Inc.* 13,147 110,829
Portillo's, Inc., Class A*(a) 43,025 685,388
Sabre Corp.* 8,258 36,335
Shake Shack, Inc., Class A* 4,925 365,041
Xponential Fitness, Inc., Class
A* 20,417 263,175
4,053,536
Household Durables 2 .1%
Beazer Homes USA, Inc.* 9,528 321,951
Century Communities, Inc. 946 86,218
Dream Finders Homes, Inc.,
Class A*(a) 8,410 298,807
Green Brick Partners, Inc.* 13,079 679,323
Helen of Troy Ltd.* 1,097 132,529
Hovnanian Enterprises, Inc.,
Class A*(a) 819 127,453
LGI Homes, Inc.* 7,875 1,048,635
M/I Homes, Inc.* 14,103 1,942,547
MDC Holdings, Inc.(a) 1,038 57,350
4,694,813
Common Stocks
Shares Value ($)
Household Products 0 .0%
†
WD-40 Co.(a) 101 24,146
Industrial REITs 0 .9%
LXP Industrial Trust(a) 144,189 1,430,355
Terreno Realty Corp. 9,446 591,981
2,022,336
Insurance 2 .0%
Ambac Financial Group, Inc.* 30,816 507,848
BRP Group, Inc., Class A*(a) 2,192 52,652
CNO Financial Group, Inc. 700 19,530
Crawford & Co., Class A 21,504 283,423
Employers Holdings, Inc. 33,441 1,317,575
Genworth Financial, Inc.,
Class A* 24,214 161,749
Goosehead Insurance, Inc.,
Class A*(a) 14,219 1,077,800
James River Group Holdings
Ltd. 36,773 339,783
Palomar Holdings, Inc.* 10,898 604,839
Universal Insurance Holdings,
Inc.(a) 14,688 234,714
4,599,913
Interactive Media & Services 1 .9%
Bumble, Inc., Class A* 59,074 870,751
Cars.com, Inc.* 32,888 623,886
Eventbrite, Inc., Class A* 51,598 431,359
fuboTV, Inc.*(a) 59,290 188,542
Grindr, Inc.* 33,377 293,050
Vimeo, Inc.* 269,807 1,057,644
Yelp, Inc., Class A* 7,883 373,181
ZipRecruiter, Inc., Class A* 27,297 379,428
4,217,841
IT Services 0 .8%
Fastly, Inc., Class A*(a) 40,107 713,905
Perficient, Inc.*(a) 2,643 173,962
Rackspace Technology,
Inc.*(a) 30,432 60,864
Thoughtworks Holding, Inc.* 45,870 220,635
Unisys Corp.* 114,138 641,455
1,810,821
Leisure Products 0 .6%
Funko, Inc., Class A*(a) 47,917 370,398
Malibu Boats, Inc., Class A*(a) 5,024 275,416
MasterCraft Boat Holdings,
Inc.* 22,773 515,581
Sturm Ruger & Co., Inc. 2,988 135,804
1,297,199
Life Sciences Tools & Services 0 .5%
Adaptive Biotechnologies
Corp.* 11,677 57,217
Mesa Laboratories, Inc. 8,106 849,266
NanoString Technologies,
Inc.*(a) 67,040 50,173
Quanterix Corp.* 7,382 201,824
1,158,480
Machinery 2 .9%
Blue Bird Corp.* 2,701 72,819
Chart Industries, Inc.*(a) 3,457 471,293
Douglas Dynamics, Inc. 15,658 464,729
Federal Signal Corp.(a) 5,179 397,436

NVIT GS Small Cap Equity Insights Fund - December 31, 2023 - Statement of Investments - 53
Common Stocks
Shares Value ($)
Machinery
Franklin Electric Co., Inc. 16,683 1,612,412
Gorman-Rupp Co. (The) 5,355 190,263
John Bean Technologies Corp. 1,145 113,870
Omega Flex, Inc. 1,099 77,491
Proto Labs, Inc.* 2,598 101,218
Standex International Corp.(a) 2,096 331,965
Terex Corp.(a) 3,512 201,800
Trinity Industries, Inc.(a) 44,826 1,191,923
Wabash National Corp.(a) 38,274 980,580
Watts Water Technologies,
Inc., Class A(a) 1,967 409,805
6,617,604
Marine Transportation 0 .1%
Costamare, Inc.(a) 9,458 98,458
Golden Ocean Group Ltd. 17,424 170,058
268,516
Media 0 .6%
AMC Networks, Inc., Class
A*(a) 2,429 45,641
Daily Journal Corp.*(a) 411 140,077
EW Scripps Co. (The), Class
A* 10,947 87,466
Magnite, Inc.* 28,290 264,229
TechTarget, Inc.*(a) 991 34,546
Thryv Holdings, Inc.*(a) 30,938 629,588
WideOpenWest, Inc.* 7,934 32,133
1,233,680
Metals & Mining 2 .4%
Alpha Metallurgical Resources,
Inc.(a) 902 305,706
Arch Resources, Inc. 1,567 260,028
ATI, Inc.*(a) 33,222 1,510,604
Carpenter Technology Corp. 23,178 1,641,003
Coeur Mining, Inc.*(a) 20,455 66,683
Commercial Metals Co. 1,055 52,792
Haynes International, Inc. 16,360 933,338
Olympic Steel, Inc. 4,967 331,299
Ryerson Holding Corp.(a) 8,559 296,826
SunCoke Energy, Inc. 8,660 93,009
5,491,288
Mortgage Real Estate Investment Trusts (REITs) 1 .4%
Angel Oak Mortgage REIT, Inc. 3,050 32,330
Arbor Realty Trust, Inc.(a) 47,666 723,570
ARMOUR Residential REIT,
Inc.(a) 27,015 521,930
BrightSpire Capital, Inc., Class
A 9,701 72,175
Invesco Mortgage Capital, Inc.
(a) 46,368 410,820
Ladder Capital Corp., Class A 23,400 269,334
PennyMac Mortgage
Investment Trust(a) 18,627 278,474
Two Harbors Investment Corp. 67,375 938,534
3,247,167
Multi-Utilities 0 .7%
Avista Corp. 5,422 193,782
Black Hills Corp. 25,779 1,390,777
1,584,559
Common Stocks
Shares Value ($)
Office REITs 0 .3%
Equity Commonwealth 35,509 681,773
Oil, Gas & Consumable Fuels 4 .7%
CONSOL Energy, Inc.(a) 4,435 445,851
DHT Holdings, Inc. 109,310 1,072,331
Encore Energy Corp.*(a) 11,291 44,374
Equitrans Midstream Corp. 48,988 498,698
Excelerate Energy, Inc., Class
A 3,398 52,533
Golar LNG Ltd. 34,436 791,684
International Seaways, Inc.(a) 17,698 804,905
Kosmos Energy Ltd.* 97,682 655,446
Magnolia Oil & Gas Corp.,
Class A(a) 18,242 388,372
Matador Resources Co.(a) 1,951 110,934
Murphy Oil Corp. 3,384 144,361
Nordic American Tankers Ltd. 272,131 1,142,950
PBF Energy, Inc., Class A 8,440 371,022
Peabody Energy Corp. 15,934 387,515
Scorpio Tankers, Inc. 23,522 1,430,138
SilverBow Resources, Inc.*(a) 646 18,786
SM Energy Co.(a) 6,816 263,916
Teekay Corp.* 87,735 627,305
Teekay Tankers Ltd., Class
A(a) 26,650 1,331,700
10,582,821
Passenger Airlines 0 .1%
SkyWest, Inc.* 6,222 324,788
Personal Care Products 1 .5%
elf Beauty, Inc.*(a) 11,758 1,697,150
Herbalife Ltd.*(a) 78,914 1,204,228
Inter Parfums, Inc. 3,051 439,374
3,340,752
Pharmaceuticals 1 .2%
Amphastar Pharmaceuticals,
Inc.* 376 23,256
Amylyx Pharmaceuticals,
Inc.*(a) 2,332 34,327
Assertio Holdings, Inc.*(a) 41,448 44,349
Axsome Therapeutics, Inc.*(a) 401 31,915
Intra-Cellular Therapies, Inc.* 13,814 989,359
Phibro Animal Health Corp.,
Class A 32,515 376,524
Prestige Consumer
Healthcare, Inc.* 19,226 1,177,016
2,676,746
Professional Services 3 .0%
Alight, Inc., Class A* 179,138 1,528,047
Asure Software, Inc.* 12,504 119,038
CBIZ, Inc.*(a) 23,563 1,474,808
ExlService Holdings, Inc.*(a) 51,952 1,602,719
Exponent, Inc. 2,465 217,019
Franklin Covey Co.* 8,564 372,791
IBEX Holdings Ltd.* 8,386 159,418
Upwork, Inc.* 85,682 1,274,091
6,747,931
Real Estate Management & Development 0 .6%
Compass, Inc., Class A*(a) 44,114 165,869
Douglas Elliman, Inc. 28,590 84,340
Forestar Group, Inc.* 16,713 552,699

54 - Statement of Investments - December 31, 2023 - NVIT GS Small Cap Equity Insights Fund
Common Stocks
Shares Value ($)
Real Estate Management & Development
Newmark Group, Inc., Class A 8,645 94,749
Redfin Corp.* 40,687 419,890
1,317,547
Residential REITs 0 .8%
Centerspace 6,687 389,183
Independence Realty Trust,
Inc.(a) 11,224 171,727
NexPoint Residential Trust,
Inc. 30,763 1,059,170
UMH Properties, Inc. 7,436 113,920
1,734,000
Retail REITs 1 .0%
Alexander's, Inc.(a) 2,130 454,904
Kite Realty Group Trust 39,503 903,039
Macerich Co. (The) 11,479 177,121
NETSTREIT Corp.(a) 30,953 552,511
Tanger, Inc.(a) 5,297 146,833
Urban Edge Properties 6,541 119,700
2,354,108
Semiconductors & Semiconductor Equipment 1 .7%
ACM Research, Inc., Class A* 3,002 58,659
Amkor Technology, Inc. 2,681 89,197
Axcelis Technologies, Inc.* 9,355 1,213,250
Cohu, Inc.* 10,238 362,323
FormFactor, Inc.* 11,676 487,006
Ichor Holdings Ltd.*(a) 13,087 440,116
Onto Innovation, Inc.* 1,126 172,165
PDF Solutions, Inc.* 10,414 334,706
Photronics, Inc.* 778 24,406
Rambus, Inc.* 6,235 425,539
SiTime Corp.*(a) 1,846 225,359
Synaptics, Inc.* 585 66,737
3,899,463
Software 7 .0%
A10 Networks, Inc. 6,540 86,132
ACI Worldwide, Inc.* 10,230 313,038
Alarm.com Holdings, Inc.* 11,649 752,758
Amplitude, Inc., Class A* 10,354 131,703
Appfolio, Inc., Class A* 5,243 908,297
Asana, Inc., Class A*(a) 19,854 377,425
Braze, Inc., Class A* 10,587 562,487
C3.ai, Inc., Class A*(a) 1,921 55,152
Cleanspark, Inc.*(a) 27,193 299,939
Clear Secure, Inc., Class A(a) 64,522 1,332,379
Consensus Cloud Solutions,
Inc.*(a) 1,120 29,355
Everbridge, Inc.* 11,361 276,186
Expensify, Inc., Class A* 8,347 20,617
Instructure Holdings, Inc.*(a) 17,751 479,455
Intapp, Inc.*(a) 7,307 277,812
LiveRamp Holdings, Inc.* 11,237 425,658
Marathon Digital Holdings,
Inc.*(a) 8,577 201,474
MicroStrategy, Inc., Class
A*(a) 1,176 742,785
Q2 Holdings, Inc.* 19,667 853,745
Qualys, Inc.* 8,924 1,751,603
Rapid7, Inc.*(a) 4,836 276,136
Red Violet, Inc.* 5,057 100,988
Riot Platforms, Inc.*(a) 22,869 353,783
Common Stocks
Shares Value ($)
Software
Sapiens International Corp.
NV 13,910 402,555
SolarWinds Corp.* 45,513 568,457
SPS Commerce, Inc.*(a) 5,245 1,016,691
Tenable Holdings, Inc.*(a) 23,144 1,066,013
Varonis Systems, Inc., Class
B* 37,969 1,719,236
Weave Communications, Inc.* 4,905 56,260
Yext, Inc.* 28,614 168,536
Zeta Global Holdings Corp.,
Class A*(a) 10,664 94,057
Zuora, Inc., Class A*(a) 10,953 102,958
15,803,670
Specialized REITs 0 .4%
Four Corners Property Trust,
Inc.(a) 19,722 498,966
Uniti Group, Inc.(a) 53,978 311,993
810,959
Specialty Retail 3 .0%
Aaron's Co., Inc. (The) 4,244 46,175
Abercrombie & Fitch Co.,
Class A* 4,358 384,463
Academy Sports & Outdoors,
Inc.(a) 28,756 1,897,896
American Eagle Outfitters, Inc.
(a) 11,782 249,307
Boot Barn Holdings, Inc.*(a) 1,484 113,912
CarParts.com, Inc.* 52,981 167,420
Carvana Co., Class A*(a) 10,767 570,005
Cato Corp. (The), Class A(a) 10,814 77,212
Foot Locker, Inc.(a) 31,927 994,526
Group 1 Automotive, Inc.(a) 1,533 467,166
Haverty Furniture Cos., Inc. 1,063 37,736
Sleep Number Corp.* 3,512 52,083
Stitch Fix, Inc., Class A* 6,002 21,427
Urban Outfitters, Inc.* 31,559 1,126,341
Warby Parker, Inc., Class A*(a) 12,828 180,875
Winmark Corp. 426 177,876
Zumiez, Inc.* 12,827 260,901
6,825,321
Technology Hardware, Storage & Peripherals 1 .6%
Eastman Kodak Co.* 28,597 111,528
Super Micro Computer, Inc.*(a) 8,167 2,321,552
Xerox Holdings Corp. 64,434 1,181,075
3,614,155
Textiles, Apparel & Luxury Goods 0 .5%
Oxford Industries, Inc.(a) 11,881 1,188,100
Trading Companies & Distributors 1 .7%
Applied Industrial
Technologies, Inc. 4,571 789,366
H&E Equipment Services, Inc. 4,572 239,207
Herc Holdings, Inc. 1,284 191,175
McGrath RentCorp 1,375 164,477
MRC Global, Inc.* 54,065 595,256
NOW, Inc.* 50,696 573,879
Rush Enterprises, Inc., Class
A(a) 23,760 1,195,128
3,748,488

NVIT GS Small Cap Equity Insights Fund - December 31, 2023 - Statement of Investments - 55
Common Stocks
Shares Value ($)
Water Utilities 0 .0%
†
York Water Co. (The) 2,513 97,052
Wireless Telecommunication Services 0 .1%
Telephone & Data Systems,
Inc. 7,591 139,295
Total Common Stocks
(cost $192,055,926) 222,485,832
Repurchase Agreements 17 .7%
Principal
Amount ($)
Cantor Fitzgerald & Co.,
5.40%, dated 12/29/2023,
due 1/2/2024, repurchase
price $1,878,469,
collateralized by U.S.
Government Agency
Securities, ranging from
0.38% - 28.14%, maturing
10/15/2024 - 11/20/2073;
total market value
$1,914,889.(b)(c) 1,877,342 1,877,342
MetLife, Inc.,
5.33%, dated 12/29/2023,
due 1/2/2024, repurchase
price $15,008,884,
collateralized by U.S.
Government Treasury
Securities, 0.00%,
maturing 5/15/2046;
total market value
$15,308,390.(b)(c) 15,000,000 15,000,000
Pershing LLC,
5.33%, dated 12/29/2023,
due 1/2/2024, repurchase
price $23,013,622,
collateralized by U.S.
Government Agency
Securities, ranging from
0.27% - 8.00%, maturing
2/15/2024 - 10/20/2073;
total market value
$23,460,000.(b)(c) 23,000,000 23,000,000
Total Repurchase Agreements
(cost $39,877,342) 39,877,342
Total Investments
(cost $231,933,268) — 116.7% 262,363,174
Liabilities in excess of other assets
— (16.7)% (37,568,460)
NET ASSETS — 100.0%
$ 224,794,714
* Denotes a non-income producing security.
† Amount rounds to less than 0.1%.
(a) The security or a portion of this security is on loan as of December 31, 2023. The total value of securities on
loan as of December 31, 2023 was $46,402,278, which
was collateralized by cash used to purchase repurchase
agreements with a total value of $39,877,342 and by
$8,973,823 of collateral in the form of U.S. Government
Treasury Securities, interest rates ranging from 0.00%
– 7.63%, and maturity dates ranging from 1/15/2024 –
11/15/2053, a total value of $48,851,165.
(b) Security was purchased with cash collateral held from
securities on loan. The total value of securities purchased
with cash collateral as of December 31, 2023 was
$39,877,342.
(c) Please refer to Note 2 for additional information on the joint repurchase agreement.
Reg. S Regulation S - Security was purchased pursuant
to Regulation S under the Securities Act of
1933, which exempts from registration securities
offered and sold outside of the United States.
Such security cannot be sold in the United States
without either an effective registration statement
filed pursuant to the Securities Act of 1933 or
pursuant to an exemption from registration.
Currently there is no restriction on trading this
security.
REIT Real Estate Investment Trust

56 - Statement of Investments - December 31, 2023 - NVIT GS Small Cap Equity Insights Fund
Futures contracts outstanding as of December 31, 2023:
Description
Number of
Contracts
Expiration
Date
Trading
Currency
Notional
Amount ($)
Value and
Unrealized
Appreciation
(Depreciation) ($)
Long Contracts
Russell 2000 E-Mini Index 1 3/2024 USD 102,385 7,268
Net contracts 7,268
As of December 31, 2023, the Fund had $7,150 segregated as collateral with the broker for open futures contracts.
Currency:
USD United States Dollar
The accompanying notes are an integral part of these financial statements.

NVIT U.S. 130/30 Equity Fund - December 31, 2023 - Statement of Investments - 57
Common Stocks 97 .3%
Shares Value ($)
Automobile Components 1 .2%
BorgWarner, Inc. 32,300 1,157,955
Lear Corp. 66,629 9,408,681
10,566,636
Automobiles 2 .0%
Ford Motor Co. 341,712 4,165,469
General Motors Co. 405,464 14,564,267
18,729,736
Banks 1 .8%
Comerica, Inc. 120,213 6,709,088
KeyCorp 685,171 9,866,462
16,575,550
Biotechnology 2 .4%
Exelixis, Inc.* 34,857 836,219
Incyte Corp.* 116,340 7,304,989
Ionis Pharmaceuticals, Inc.* 44,104 2,231,221
Neurocrine Biosciences, Inc.* 36,041 4,748,762
Sarepta Therapeutics, Inc.* 45,956 4,431,537
Ultragenyx Pharmaceutical,
Inc.* 58,119 2,779,251
22,331,979
Broadline Retail 2 .5%
Amazon.com, Inc.* 91,429 13,891,722
Coupang, Inc., Class A* 142,915 2,313,794
eBay, Inc. 82,488 3,598,127
Etsy, Inc.* 43,229 3,503,710
23,307,353
Capital Markets 1 .1%
Interactive Brokers Group,
Inc., Class A 45,581 3,778,665
LPL Financial Holdings, Inc. 28,839 6,564,333
TPG, Inc., Class A 1,740 75,116
10,418,114
Chemicals 2 .2%
Dow, Inc. 223,461 12,254,601
Eastman Chemical Co. 11,404 1,024,307
Huntsman Corp. 282,400 7,096,712
20,375,620
Communications Equipment 1 .2%
F5, Inc.* 5,179 926,937
Juniper Networks, Inc. 341,958 10,080,922
11,007,859
Construction & Engineering 1 .1%
AECOM 107,429 9,929,662
Consumer Finance 1 .6%
SLM Corp. 205,098 3,921,474
Synchrony Financial 288,748 11,027,286
14,948,760
Consumer Staples Distribution & Retail 0 .1%
Kroger Co. (The) 22,412 1,024,452
Distributors 0 .4%
Genuine Parts Co. 27,348 3,787,698
Diversified Telecommunication Services 0 .6%
Iridium Communications, Inc. 132,604 5,457,981
Electric Utilities 3 .5%
Exelon Corp. 279,142 10,021,198
NRG Energy, Inc. 264,801 13,690,212
Common Stocks
Shares Value ($)
Electric Utilities
Pinnacle West Capital Corp. 122,830 8,824,107
32,535,517
Entertainment 1 .4%
Live Nation Entertainment,
Inc.* 131,463 12,304,937
Playtika Holding Corp.* 25,182 219,587
12,524,524
Financial Services 4 .3%
Corebridge Financial, Inc. 144,370 3,127,054
Mastercard, Inc., Class A 48,057 20,496,791
PayPal Holdings, Inc.* 252,090 15,480,847
39,104,692
Food Products 1 .1%
Archer-Daniels-Midland Co. 126,498 9,135,685
Tyson Foods, Inc., Class A 11,733 630,649
9,766,334
Ground Transportation 3 .9%
Landstar System, Inc. 3,191 617,937
Lyft, Inc., Class A* 423,074 6,341,879
Old Dominion Freight Line, Inc. 29,210 11,839,689
Uber Technologies, Inc.* 267,564 16,473,916
U-Haul Holding Co.* 1,131 81,206
35,354,627
Health Care Equipment & Supplies 1 .8%
Edwards Lifesciences Corp.* 168,472 12,845,990
Tandem Diabetes Care, Inc.* 139,756 4,133,982
16,979,972
Health Care Providers & Services 3 .8%
Cardinal Health, Inc. 101,932 10,274,746
DaVita, Inc.* 107,566 11,268,614
Elevance Health, Inc. 3,974 1,873,979
Humana, Inc. 12,922 5,915,821
Molina Healthcare, Inc.* 16,313 5,894,050
35,227,210
Hotels, Restaurants & Leisure 5 .1%
Airbnb, Inc., Class A* 45,101 6,140,050
Booking Holdings, Inc.* 4,858 17,232,395
Domino's Pizza, Inc. 26,839 11,063,841
Expedia Group, Inc.* 79,810 12,114,360
46,550,646
Household Durables 2 .8%
DR Horton, Inc. 76,787 11,670,088
Lennar Corp., Class A 72,445 10,797,203
NVR, Inc.* 506 3,542,228
26,009,519
Independent Power and Renewable Electricity Producers
0 .2%
Vistra Corp. 38,594 1,486,641
Insurance 4 .8%
Allstate Corp. (The) 74,864 10,479,463
Brighthouse Financial, Inc.* 110,396 5,842,156
Everest Group Ltd. 21,327 7,540,801
Hartford Financial Services
Group, Inc. (The) 15,715 1,263,172
Lincoln National Corp. 7,424 200,225
Progressive Corp. (The) 4,791 763,110
Reinsurance Group of
America, Inc. 46,926 7,591,688

58 - Statement of Investments - December 31, 2023 - NVIT U.S. 130/30 Equity Fund
Common Stocks
Shares Value ($)
Insurance
W R Berkley Corp. 151,323 10,701,563
44,382,178
Interactive Media & Services 2 .0%
Alphabet, Inc., Class C* 128,962 18,174,615
IT Services 2 .8%
Cognizant Technology
Solutions Corp., Class A 29,156 2,202,153
DXC Technology Co.* 93,500 2,138,345
EPAM Systems, Inc.* 20,251 6,021,432
GoDaddy, Inc., Class A* 46,833 4,971,791
VeriSign, Inc.* 50,777 10,458,031
25,791,752
Life Sciences Tools & Services 1 .2%
Illumina, Inc.* 77,461 10,785,670
Machinery 2 .7%
AGCO Corp. 50,190 6,093,568
Oshkosh Corp. 95,026 10,301,769
Otis Worldwide Corp. 93,763 8,388,975
24,784,312
Media 0 .9%
Fox Corp., Class A 86,089 2,554,261
Paramount Global, Class B 355,112 5,252,106
7,806,367
Metals & Mining 0 .1%
MP Materials Corp.* 35,116 697,053
Multi-Utilities 0 .5%
DTE Energy Co. 45,327 4,997,755
Oil, Gas & Consumable Fuels 2 .6%
Marathon Petroleum Corp. 75,438 11,191,982
Valero Energy Corp. 96,943 12,602,590
23,794,572
Paper & Forest Products 0 .5%
Louisiana-Pacific Corp. 63,079 4,467,886
Pharmaceuticals 0 .4%
Organon & Co. 278,700 4,018,854
Professional Services 0 .9%
Automatic Data Processing,
Inc. 21,084 4,911,939
Paycom Software, Inc. 7,080 1,463,578
TriNet Group, Inc.* 15,433 1,835,447
8,210,964
Real Estate Management & Development 0 .1%
Howard Hughes Holdings,
Inc.* 5,583 477,626
Residential REITs 0 .7%
Camden Property Trust 65,912 6,544,402
Semiconductors & Semiconductor Equipment 7 .5%
Cirrus Logic, Inc.* 11,142 926,903
Intel Corp. 432,873 21,751,868
NVIDIA Corp. 59,253 29,343,271
Qorvo, Inc.* 99,610 11,217,082
Teradyne, Inc. 52,183 5,662,899
68,902,023
Software 11 .2%
Atlassian Corp., Class A* 52,024 12,374,429
Common Stocks
Shares Value ($)
Software
BILL Holdings, Inc.* 22,174 1,809,177
Crowdstrike Holdings, Inc.,
Class A* 46,879 11,969,146
Dropbox, Inc., Class A* 148,276 4,371,176
Fortinet, Inc.* 215,937 12,638,793
Guidewire Software, Inc.* 70,731 7,712,508
Microsoft Corp. 90,305 33,958,292
Nutanix, Inc., Class A* 49,845 2,377,108
Procore Technologies, Inc.* 24,965 1,728,077
Qualys, Inc.* 18,099 3,552,472
RingCentral, Inc., Class A* 33,051 1,122,081
SentinelOne, Inc., Class A* 100,232 2,750,366
Smartsheet, Inc., Class A* 89,379 4,274,104
Tenable Holdings, Inc.* 52,325 2,410,090
103,047,819
Specialty Retail 1 .8%
Advance Auto Parts, Inc. 81,453 4,971,077
AutoZone, Inc.* 4,527 11,705,056
16,676,133
Technology Hardware, Storage & Peripherals 8 .8%
Apple, Inc. 385,879 74,293,284
HP, Inc. 200,605 6,036,204
80,329,488
Textiles, Apparel & Luxury Goods 1 .7%
Lululemon Athletica, Inc.* 29,875 15,274,789
Total Investments
(cost $713,841,953) — 97.3% 893,165,340
Other assets in excess of liabilities — 2.7% 24,607,357
NET ASSETS — 100.0%
$ 917,772,697
*
Denotes a non-income producing security.
REIT Real Estate Investment Trust

NVIT U.S. 130/30 Equity Fund - December 31, 2023 - Statement of Investments - 59
OTC Total return swap contracts outstanding as of December 31, 2023 :
Reference Entity
Payments Made by
Fund
Payments Received
by Fund
Frequency of
Payments Made/
Received Counterparty Maturity Date Quantity
Unrealized
Appreciation
(Depreciation) ($) Value ($)
10X Genomics, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 8,789 10,283 10,283
AAON, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 58,752 19,976 19,976
Acadia Healthcare
Co., Inc.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 36,950 33,994 33,994
Affirm Holdings, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 4/30/2024 23,717 49,806 49,806
AGNC Investment
Corp.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 11/29/2024 471,302 37,704 37,704
Annaly Capital
Management, Inc.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 11/29/2024 55,333 28,220 28,220
Applied Industrial
Technologies, Inc.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 11,369 11,667 11,667
Archer-Daniels-
Midland Co.
OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 11/29/2024 26,210 13,105 13,105
Avantor, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 11/29/2024 128,009 24,322 24,322
Azenta, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 44,426 51,534 51,534
Badger Meter, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 8/30/2024 23,778 31,863 31,863
Bentley Systems,
Inc.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 7/31/2024 108,225 77,922 77,922
Blackstone, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 42,435 71,715 71,715
Booking Holdings,
Inc.
OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 4/30/2024 690 8,680 8,680
BorgWarner, Inc. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 226,773 27,213 27,213
Bridgebio Pharma,
Inc.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 16,027 56,415 56,415
Bright Horizons
Family Solutions,
Inc.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 10/31/2024 18,674 49,673 49,673
Broadcom, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 359 1,677 1,677
Casella Waste
Systems, Inc.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 10/31/2024 56,921 8,538 8,538

60 - Statement of Investments - December 31, 2023 - NVIT U.S. 130/30 Equity Fund
Reference Entity
Payments Made by
Fund
Payments Received
by Fund
Frequency of
Payments Made/
Received Counterparty Maturity Date Quantity
Unrealized
Appreciation
(Depreciation) ($) Value ($)
Centene Corp. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 78,875 61,522 61,522
Certara, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 100,343 47,161 47,161
Chord Energy Corp. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 4/30/2024 15,508 70,406 70,406
Churchill Downs,
Inc.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 6/28/2024 42,234 10,896 10,896
Civitas Resources,
Inc.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 9/30/2024 28,268 24,876 24,876
Clean Harbors, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 10/31/2024 1,217 4,101 4,101
Cognizant
Technology
Solutions Corp.
OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 6/28/2024 12,749 2,805 2,805
Coherent Corp. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 75,761 96,974 96,974
Concentrix Corp. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 25,996 39,254 39,254
Danaher Corp. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 11/29/2024 21,597 27,644 27,644
DTE Energy Co. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 5/31/2024 42,128 66,984 66,984
DXC Technology Co. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 10/31/2024 218,564 4,371 4,371
eBay, Inc. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 136,699 66,982 66,982
Ensign Group, Inc.
(The)
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 8/30/2024 49,286 98,572 98,572
Entegris, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 39,213 69,799 69,799
Everest Group Ltd. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 2,625 12,180 12,180
Exact Sciences
Corp.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 30,659 52,120 52,120
First Horizon Corp. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 239,693 40,748 40,748
FirstCash Holdings,
Inc.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 21,979 21,979 21,979

NVIT U.S. 130/30 Equity Fund - December 31, 2023 - Statement of Investments - 61
Reference Entity
Payments Made by
Fund
Payments Received
by Fund
Frequency of
Payments Made/
Received Counterparty Maturity Date Quantity
Unrealized
Appreciation
(Depreciation) ($) Value ($)
Fiserv, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 9/30/2024 37,801 6,426 6,426
Floor & Decor
Holdings, Inc.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 11/29/2024 19,184 71,173 71,173
Freshpet, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 9/30/2024 63,583 58,496 58,496
Gen Digital, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 7/31/2024 266,505 14,658 14,658
Genuine Parts Co. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 40,853 1,817 1,817
Ginkgo Bioworks
Holdings, Inc.
Increases in total
return of reference
entity
OBFR - 0.82% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 763,041 61,043 61,043
H&R Block, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2024 7,200 1,872 1,872
Hanover Insurance
Group, Inc. (The)
OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 10/31/2024 26,416 42,794 42,794
Hartford Financial
Services Group, Inc.
(The)
OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 11/29/2024 106,413 93,643 93,643
HP, Inc. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 10/31/2024 133,239 16,735 16,735
Humana, Inc. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 8/30/2024 20,245 147,282 147,282
Incyte Corp. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 50,410 5,545 5,545
Interactive Brokers
Group, Inc.
OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 10/31/2024 13,089 4,974 4,974
Ionis
Pharmaceuticals,
Inc.
OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 6,081 2,615 2,615
Iridium
Communications,
Inc.
OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 9,716 3,984 3,984
Iron Mountain, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 29,751 4,747 4,747
Kroger Co. (The) OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 9/30/2024 202,653 160,096 160,096
Lululemon Athletica,
Inc.
OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 11/29/2024 1,703 4,223 4,223
Mastercard, Inc. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 7/31/2024 8,980 19,307 19,307

62 - Statement of Investments - December 31, 2023 - NVIT U.S. 130/30 Equity Fund
Reference Entity
Payments Made by
Fund
Payments Received
by Fund
Frequency of
Payments Made/
Received Counterparty Maturity Date Quantity
Unrealized
Appreciation
(Depreciation) ($) Value ($)
Maximus, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 11/29/2024 7,486 1,048 1,048
McKesson Corp. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 11/29/2024 34,509 210,850 210,850
Microsoft Corp. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 11/29/2024 44,466 120,948 120,948
MicroStrategy, Inc. Increases in total
return of reference
entity
OBFR - 0.57% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 960 37,526 37,526
MKS Instruments,
Inc.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 44,754 68,474 68,474
Molina Healthcare,
Inc.
OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 17,988 80,586 80,586
Mueller Industries,
Inc.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 11/29/2024 61,560 47,401 47,401
nCino, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 7/31/2024 160,512 22,472 22,472
Nutanix, Inc. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 10/31/2024 66,605 31,970 31,970
NVIDIA Corp. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 10/31/2024 17,347 18,908 18,908
Old National
Bancorp
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 11/29/2024 274,837 19,239 19,239
Onto Innovation, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 11/29/2024 20,799 70,509 70,509
Organon & Co. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 8/30/2024 42,929 14,596 14,596
Otis Worldwide
Corp.
OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 5/31/2024 37,130 7,426 7,426
Playtika Holding
Corp.
OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 10/31/2024 150,691 25,617 25,617
Pool Corp. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 14,533 73,101 73,101
Power Integrations,
Inc.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 11/29/2024 36,022 54,753 54,753
QuidelOrtho Corp. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 14,950 26,013 26,013
R1 RCM, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 141,747 18,427 18,427

NVIT U.S. 130/30 Equity Fund - December 31, 2023 - Statement of Investments - 63
Reference Entity
Payments Made by
Fund
Payments Received
by Fund
Frequency of
Payments Made/
Received Counterparty Maturity Date Quantity
Unrealized
Appreciation
(Depreciation) ($) Value ($)
RBC Bearings, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 17,109 22,413 22,413
Reinsurance Group
of America, Inc.
OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 1,785 1,482 1,482
Repligen Corp. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 7/31/2024 26,833 104,917 104,917
SoFi Technologies,
Inc.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 3/28/2024 45,384 16,792 16,792
Sotera Health Co. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 119,278 48,904 48,904
SouthState Corp. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 11/29/2024 4,791 7,905 7,905
SPS Commerce,
Inc.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 3/28/2024 10,417 35,939 35,939
Sunrun, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 118,496 81,762 81,762
Take-Two Interactive
Software, Inc.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 11/29/2024 6,919 277 277
TFS Financial Corp. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 11/29/2024 17,222 3,918 3,918
TPG, Inc. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 9/30/2024 8 1 1
Trade Desk, Inc.
(The)
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 4/30/2024 15,370 32,584 32,584
Travelers Cos., Inc.
(The)
OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 10/31/2024 18,930 54,329 54,329
Tyson Foods, Inc. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 9/30/2024 163,177 231,711 231,711
Valvoline, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 11/29/2024 141,115 91,725 91,725
Vaxcyte, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 34,890 21,283 21,283
Virtu Financial, Inc. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 11/29/2024 41,411 5,383 5,383
W R Berkley Corp. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 5/31/2024 801 1,025 1,025
Warner Bros
Discovery, Inc.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 446,398 49,104 49,104

64 - Statement of Investments - December 31, 2023 - NVIT U.S. 130/30 Equity Fund
Reference Entity
Payments Made by
Fund
Payments Received
by Fund
Frequency of
Payments Made/
Received Counterparty Maturity Date Quantity
Unrealized
Appreciation
(Depreciation) ($) Value ($)
Webster Financial
Corp.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 7/31/2024 105,989 59,354 59,354
Zurn Elkay Water
Solutions Corp.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 8/30/2024 79,093 34,802 34,802
– –
Total unrealized appreciation 4,010,585 4,010,585
– –
Advance Auto Parts,
Inc.
OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 57,755 (30,610) (30,610)
Advanced Micro
Devices, Inc.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 10/31/2024 43,818 (58,716) (58,716)
AGCO Corp. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 22,072 (13,464) (13,464)
Airbnb, Inc. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 77,253 (31,674) (31,674)
Allison Transmission
Holdings, Inc.
OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 3/28/2024 8,928 (536) (536)
Analog Devices, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 10/31/2024 25,525 (1,787) (1,787)
Apollo Global
Management, Inc.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 25,430 (7,442) (7,442)
Apple, Inc. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 7/31/2024 32,662 (20,250) (20,250)
Ares Management
Corp.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 11/29/2024 36,431 (24,044) (24,044)
Autodesk, Inc. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 8/30/2024 3,861 (6,293) (6,293)
Bank of New York
Mellon Corp. (The)
OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 3/28/2024 25,084 (502) (502)
Brighthouse
Financial, Inc.
OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 10/31/2024 40,049 (26,432) (26,432)
Casey's General
Stores, Inc.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 11/29/2024 6,892 (1,447) (1,447)
Cirrus Logic, Inc. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 10/31/2024 18,464 (21,972) (21,972)
Columbia Banking
System, Inc.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 8/30/2024 159,405 (9,564) (9,564)
Confluent, Inc. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 123,093 (83,703) (83,703)
Dropbox, Inc. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 240,631 (139,566) (139,566)

NVIT U.S. 130/30 Equity Fund - December 31, 2023 - Statement of Investments - 65
Reference Entity
Payments Made by
Fund
Payments Received
by Fund
Frequency of
Payments Made/
Received Counterparty Maturity Date Quantity
Unrealized
Appreciation
(Depreciation) ($) Value ($)
EPAM Systems, Inc. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 11/29/2024 9,525 (30,194) (30,194)
Erie Indemnity Co. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 11/29/2024 7,881 (23,879) (23,879)
Evercore, Inc. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 11/29/2024 65,316 (104,506) (104,506)
Exelixis, Inc. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 2/29/2024 1,635 (98) (98)
F5, Inc. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 10/31/2024 26,575 (22,855) (22,855)
Five Below, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 11/29/2024 14,105 (6,488) (6,488)
Fluor Corp. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 11/29/2024 30,150 (13,266) (13,266)
Ford Motor Co. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 3/28/2024 759,124 (37,956) (37,956)
Fox Corp. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 10/31/2024 190,447 (5,713) (5,713)
Frontier
Communications
Parent, Inc.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 219,678 (118,626) (118,626)
GoDaddy, Inc. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 1,374 (591) (591)
Guidewire Software,
Inc.
OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 6,833 (7,995) (7,995)
Halozyme
Therapeutics, Inc.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 8/30/2024 65,612 (3,937) (3,937)
Healthcare Realty
Trust, Inc.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 316,252 (28,533) (28,533)
Huntsman Corp. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 57,510 (25,880) (25,880)
ICU Medical, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 10/31/2024 28,188 (2,255) (2,255)
JB Hunt Transport
Services, Inc.
OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 11/29/2024 7,748 (19,447) (19,447)
Kyndryl Holdings,
Inc.
OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 9/30/2024 236,407 (106,383) (106,383)
Leggett & Platt, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 73,655 (20,623) (20,623)

66 - Statement of Investments - December 31, 2023 - NVIT U.S. 130/30 Equity Fund
Reference Entity
Payments Made by
Fund
Payments Received
by Fund
Frequency of
Payments Made/
Received Counterparty Maturity Date Quantity
Unrealized
Appreciation
(Depreciation) ($) Value ($)
Lincoln National
Corp.
OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 4/30/2024 12,265 (2,698) (2,698)
Lithia Motors, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 6/28/2024 6,289 (4,528) (4,528)
Louisiana-Pacific
Corp.
OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 63,796 (64,434) (64,434)
Marathon Petroleum
Corp.
OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 5/31/2024 10,419 (7,241) (7,241)
Masimo Corp. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 8/30/2024 26,583 (55,824) (55,824)
Motorola Solutions,
Inc.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 8/30/2024 15,487 (56,528) (56,528)
MP Materials Corp. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 2/29/2024 35,429 (26,217) (26,217)
Natera, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 38,036 (54,011) (54,011)
Neurocrine
Biosciences, Inc.
OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 10/31/2024 22,047 (22,047) (22,047)
New York
Community
Bancorp, Inc.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 5/31/2024 466,485 (4,665) (4,665)
NVR, Inc. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 884 (21,543) (21,543)
Oshkosh Corp. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 9/30/2024 13,632 (409) (409)
Paramount Global OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 9/30/2024 208,297 (31,245) (31,245)
Procore
Technologies, Inc.
OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 47,461 (41,291) (41,291)
Qualys, Inc. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 10/31/2024 19,261 (102,854) (102,854)
RingCentral, Inc. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 2/28/2025 26,718 (6,880) (6,880)
Robinhood Markets,
Inc.
OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 8/30/2024 129,538 (67,360) (67,360)
S&P Global, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 3/28/2024 12,551 (17,822) (17,822)
SLM Corp. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 10/31/2024 245,143 (14,709) (14,709)

NVIT U.S. 130/30 Equity Fund - December 31, 2023 - Statement of Investments - 67
Reference Entity
Payments Made by
Fund
Payments Received
by Fund
Frequency of
Payments Made/
Received Counterparty Maturity Date Quantity
Unrealized
Appreciation
(Depreciation) ($) Value ($)
Smartsheet, Inc. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 8/30/2024 19,099 (11,459) (11,459)
T Rowe Price
Group, Inc.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 42,953 (9,450) (9,450)
Tandem Diabetes
Care, Inc.
OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 3/28/2024 13,275 (17,789) (17,789)
Teledyne
Technologies, Inc.
Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 12,140 (55,358) (55,358)
Tenable Holdings,
Inc.
OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 10/31/2024 41,577 (50,308) (50,308)
Teradyne, Inc. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 11/29/2024 56,956 (120,747) (120,747)
Ultragenyx
Pharmaceutical, Inc.
OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 69,890 (95,749) (95,749)
Union Pacific Corp. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 1/31/2025 19,601 (19,846) (19,846)
UWM Holdings
Corp.
Increases in total
return of reference
entity
OBFR - 1.07% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 403,088 (12,093) (12,093)
Valero Energy Corp. OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 5/31/2024 7,353 (5,882) (5,882)
Viasat, Inc. Increases in total
return of reference
entity
OBFR - 0.45% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 11/29/2024 103,886 (22,855) (22,855)
VICI Properties, Inc. Increases in total
return of reference
entity
OBFR - 0.25% and
decreases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 11/29/2024 151,096 (71,771) (71,771)
ZoomInfo
Technologies, Inc.
OBFR + 0.30% and
decreases in total
return of reference
entity
Increases in total
return of reference
entity Monthly
JPMorgan Chase
Bank NA 12/31/2024 142,680 (45,659) (45,659)
– –
Total unrealized depreciation (2,198,499) (2,198,499)
– –
Net unrealized appreciation 1,812,086 1,812,086
Financing Costs of Swap Contracts (224,356) (224,356)
Total Unrealized Appreciation (Depreciation) including Financing Costs of Swap Contracts 1,587,730 1,587,730
As of December 31, 2023, the Fund had $13,710,000 segregated as collateral for swap contracts.
OBFR Overnight Bank Funding Rate
The accompanying notes are an integral part of these financial statements.

68 - Statements of Assets and Liabilities - December 31, 2023 - 1940 Act Funds
The accompanying notes are an integral part of these financial statements.
NVIT GS Emerging
Markets Equity
Insights Fund
Assets:
Investment securities, at value
*
$ 742,659,604
Repurchase agreements, at value 7,305,219
Cash 7,665,989
Cash pledged for swap contracts —
Deposits with broker for futures contracts 40,475
Foreign currencies, at value 595,598
Interest and dividends receivable 2,119,105
Security lending income receivable 1,878
Receivable for investments sold —
Reclaims receivable 25,058
Swap contracts, at value (Note 2) —
Receivable for variation margin on futures contracts 1,250
Due from broker —
Prepaid expenses 878
Total Assets 760,415,054
Liabilities:
Payable for investments purchased —
Payable for capital shares redeemed 41,748
Payable for variation margin on futures contracts —
Swap contracts, at value (Note 2) —
Payable upon return of securities loaned (Note 2) 7,305,219
Accrued expenses and other payables:
Investment advisory fees 565,799
Fund administration fees 30,203
Accounting and transfer agent fees 674
Trustee fees 2,810
Deferred capital gain country tax 3,094,548
Custodian fees 10,163
Compliance program costs (Note 3) 818
Professional fees 30,116
Printing fees 3,775
Other 3,711
Total Liabilities 11,089,584
Net Assets $ 749,325,470
* Includes value of securities on loan (Note 2) 7,134,267
Cost of investment securities 694,275,705
Cost of repurchase agreements 7,305,219
Cost of foreign currencies 591,327
Represented by:
Capital $ 801,279,235
Total distributable earnings (loss) (51,953,765)
Net Assets $ 749,325,470

1940 Act Funds - December 31, 2023 - Statements of Assets and Liabilities - 69
NVIT GS
International Equity
Insights Fund
NVIT GS Large Cap
Equity Fund
NVIT GS Small Cap
Equity Insights
Fund
NVIT U.S. 130/30
Equity Fund
$ 737,209,588 $ 2,162,650,016 $ 222,485,832 $ 893,165,340
8,484,341 26,251,613 39,877,342 —
1,869,487 10,163,603 2,269,337 6,127,585
— — — 13,710,000
89,182 — 7,150 —
4,546,016 — — —
784,856 2,672,799 224,701 592,286
9,990 6,082 7,874 —
— 7,274,400 — 5,373,410
4,021,481 — — —
— — — 4,010,585
937 — — —
— — — 110,087
721 3,324 343 1,561
757,016,599 2,209,021,837 264,872,579 923,090,854
— 2,184,872 — —
665,692 955,183 11,102 2,230,367
— — 1,580 —
— — — 2,422,855
8,484,341 26,251,613 39,877,342 —
458,330 977,313 129,087 584,442
33,480 75,274 20,229 38,933
3,792 5,907 4,993 2,611
63 132 16 92
— — — —
28,498 18,940 3,660 16,656
803 2,445 231 1,013
18,661 12,623 10,550 10,445
3,238 1,862 17,264 2,562
8,418 19,111 1,811 8,181
9,705,316 30,505,275 40,077,865 5,318,157
$ 747,311,283 $ 2,178,516,562 $ 224,794,714 $ 917,772,697
13,097,819 62,103,377 46,402,278 —
641,433,610 1,728,094,263 192,055,926 713,841,953
8,484,341 26,251,613 39,877,342 —
4,414,934 — — —
$ 697,178,129 $ 1,732,689,575 $ 220,530,327 $ 670,774,101
50,133,154 445,826,987 4,264,387 246,998,596
$ 747,311,283 $ 2,178,516,562 $ 224,794,714 $ 917,772,697

70 - Statements of Assets and Liabilities - December 31, 2023 - 1940 Act Funds
The accompanying notes are an integral part of these financial statements.
NVIT GS Emerging
Markets Equity
Insights Fund
Net Assets:
Class Y Shares $ 749,325,470
Total $ 749,325,470
Shares Outstanding (unlimited number of shares authorized):
Class Y Shares 93,279,585
Total 93,279,585
Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class Y Shares $ 8.03

1940 Act Funds - December 31, 2023 - Statements of Assets and Liabilities - 71
NVIT GS
International Equity
Insights Fund
NVIT GS Large Cap
Equity Fund
NVIT GS Small Cap
Equity Insights
Fund
NVIT U.S. 130/30
Equity Fund
$ 747,311,283 $ 2,178,516,562 $ 224,794,714 $ 917,772,697
$ 747,311,283 $ 2,178,516,562 $ 224,794,714 $ 917,772,697
73,789,153 192,095,075 21,254,855 82,821,469
73,789,153 192,095,075 21,254,855 82,821,469
$ 10.13 $ 11.34 $ 10.58 $ 11.08

72 - Statements of Operations - For the Year Ended December 31, 2023 - 1940 Act Funds
The accompanying notes are an integral part of these financial statements.
NVIT GS Emerging
Markets Equity
Insights Fund
INVESTMENT INCOME:
Dividend income $ 16,952,363
Income from non-cash dividends 1,222,154
Interest income 320,281
Income from securities lending (Note 2) 19,609
Foreign tax withholding (1,918,310)
European Union tax reclaims (Note 2) —
Total Income 16,596,097
EXPENSES:
Investment advisory fees 4,426,546
Fund administration fees 161,470
Professional fees 85,917
Printing fees 5,775
Trustee fees 18,154
Custodian fees 30,622
Accounting and transfer agent fees 10,241
Compliance program costs (Note 3) 2,239
European Union tax reclaims filing fees (Note 2) —
Other 11,352
Total expenses before earnings credit 4,752,316
Earnings credit (Note 4) —
Net Expenses 4,752,316
NET INVESTMENT INCOME 11,843,781
REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities† (15,707,472)
Expiration or closing of futures contracts (Note 2) (2,721,023)
Foreign currency transactions (Note 2) (788,081)
Expiration or closing of swap contracts (Note 2) —
Net realized gains (losses) (19,216,576)
Net change in unrealized appreciation/depreciation in the value of:
Investment securities †† 82,097,689
Futures contracts (Note 2) 66,529
Translation of assets and liabilities denominated in foreign currencies (Note 2) 5,160
Swap contracts (Note 2) —
Net change in unrealized appreciation/depreciation 82,169,378
Net realized/unrealized gains (losses) 62,952,802
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS $ 74,796,583
† Net of capital gain country taxes $ (1,352,216)
†† Net of (increase) decrease in deferred capital gain country tax accrual on unrealized appreciation/depreciation $ (2,162,800)

1940 Act Funds - For the Year Ended December 31, 2023 - Statements of Operations - 73
NVIT GS
International Equity
Insights Fund
NVIT GS Large Cap
Equity Fund
NVIT GS Small Cap
Equity Insights
Fund
NVIT U.S. 130/30
Equity Fund
$ 26,632,499 $ 31,079,291 $ 3,479,106 $ 12,764,788
— — — —
64,254 767,029 98,268 1,204,616
229,362 50,486 80,968 —
(2,629,095) (31,319) (14,008) —
349,881 — — —
24,646,901 31,865,487 3,644,334 13,969,404
5,535,564 12,034,780 1,517,179 7,180,738
223,611 625,838 73,094 290,293
63,102 83,354 21,369 65,422
3,859 15,239 331 7,562
26,902 81,584 7,730 34,486
91,552 61,816 9,576 35,202
5,258 15,571 1,609 6,725
3,245 9,781 931 4,125
69,976 — — —
6,769 60,453 5,555 25,843
6,029,838 12,988,416 1,637,374 7,650,396
— — — (23,292)
6,029,838 12,988,416 1,637,374 7,627,104
18,617,063 18,877,071 2,006,960 6,342,300
47,464,641 137,118,574 6,819,314 69,474,531
223,178 722,320 34,149 —
(491,812) — — —
— — — 168,995
47,196,007 137,840,894 6,853,463 69,643,526
70,367,547 321,577,147 31,647,335 144,531,275
3,945 156,383 7,268 —
457,679 — — —
— — — 3,284,009
70,829,171 321,733,530 31,654,603 147,815,284
118,025,178 459,574,424 38,508,066 217,458,810
$ 136,642,241 $ 478,451,495 $ 40,515,026 $ 223,801,110
$ — $ — $ — $ —
$ — $ — $ — $ —

The accompanying notes are an integral part of these financial statements.
74 - Statements of Changes in Net Assets - December 31, 2023 - 1940 Act Funds
NVIT GS Emerging Markets Equity Insights
Fund
Year Ended
December 31, 2023
Year Ended
December 31, 2022
OPERATIONS:
Net investment income $ 11,843,781 $ 13,380,861
Net realized gains (losses) (19,216,576) (72,413,822)
Net change in unrealized appreciation/depreciation 82,169,378 (43,247,285)
Change in net assets resulting from operations 74,796,583 (102,280,246)
Distributions to Shareholders From:
Distributable earnings:
Class Y (15,671,729) (120,534,574)
Change in net assets from shareholder distributions (15,671,729) (120,534,574)
Change in net assets from capital transactions 249,334,007 127,582,413
Change in net assets 308,458,861 (95,232,407)
Net Assets:
Beginning of year 440,866,609 536,099,016
End of year $ 749,325,470 $ 440,866,609
CAPITAL TRANSACTIONS:
Class Y Shares
Proceeds from shares issued $ 304,563,432 $ 21,914,014
Dividends reinvested 15,671,729 120,534,574
Cost of shares redeemed (70,901,154) (14,866,175)
Total Class Y Shares 249,334,007 127,582,413
Change in net assets from capital transactions $ 249,334,007 $ 127,582,413
SHARE TRANSACTIONS:
Class Y Shares
Issued 40,180,287 2,125,245
Reinvested 2,052,597 15,998,757
Redeemed (9,096,237) (1,655,413)
Total Class Y Shares 33,136,647 16,468,589
Total change in shares 33,136,647 16,468,589

1940 Act Funds - December 31, 2023 - Statements of Changes in Net Assets - 75
NVIT GS International Equity Insights Fund NVIT GS Large Cap Equity Fund
Year Ended
December 31, 2023
Year Ended
December 31, 2022
Year Ended
December 31, 2023
Year Ended
December 31, 2022
$ 18,617,063 $ 30,161,324 $ 18,877,071 $ 21,724,754
47,196,007 (93,014,481) 137,840,894 (112,694,732)
70,829,171 (99,935,585) 321,733,530 (493,796,142)
136,642,241 (162,788,742) 478,451,495 (584,766,120)
(23,723,838) (86,552,496) (19,297,861) (631,841,596)
(23,723,838) (86,552,496) (19,297,861) (631,841,596)
(146,175,349) (161,063,513) (587,644,986) 478,993,602
(33,256,946) (410,404,751) (128,491,352) (737,614,114)
780,568,229 1,190,972,980 2,307,007,914 3,044,622,028
$ 747,311,283 $ 780,568,229 $ 2,178,516,562 $ 2,307,007,914
$ 6,305,407 $ 7,814,654 $ 17,043,392 $ 196,575,758
23,723,838 86,552,496 19,297,861 631,841,596
(176,204,594) (255,430,663) (623,986,239) (349,423,752)
(146,175,349) (161,063,513) (587,644,986) 478,993,602
$ (146,175,349) $ (161,063,513) $ (587,644,986) $ 478,993,602
667,092 819,025 1,689,464 14,435,582
2,467,070 10,371,195 1,767,784 65,537,417
(18,413,102) (26,009,720) (59,844,522) (27,346,985)
(15,278,940) (14,819,500) (56,387,274) 52,626,014
(15,278,940) (14,819,500) (56,387,274) 52,626,014

The accompanying notes are an integral part of these financial statements.
76 - Statements of Changes in Net Assets - December 31, 2023 - 1940 Act Funds
+
NVIT GS Small Cap Equity Insights Fund
Year Ended
December 31, 2023
Year Ended
December 31, 2022
OPERATIONS:
Net investment income $ 2,006,960 $ 2,119,186
Net realized gains (losses) 6,853,463 (32,025,442)
Net change in unrealized appreciation/depreciation 31,654,603 (28,856,645)
Change in net assets resulting from operations 40,515,026 (58,762,901)
Distributions to Shareholders From:
Distributable earnings:
Class Y (2,153,283) (53,726,852)
Change in net assets from shareholder distributions (2,153,283) (53,726,852)
Change in net assets from capital transactions (40,014,973) 41,861,786
Change in net assets (1,653,230) (70,627,967)
Net Assets:
Beginning of year 226,447,944 297,075,911
End of year $ 224,794,714 $ 226,447,944
CAPITAL TRANSACTIONS:
Class Y Shares
Proceeds from shares issued $ 2,639,862 $ 2,543,453
Dividends reinvested 2,153,283 53,726,852
Cost of shares redeemed (44,808,118) (14,408,519)
Total Class Y Shares (40,014,973) 41,861,786
Change in net assets from capital transactions $ (40,014,973) $ 41,861,786
SHARE TRANSACTIONS:
Class Y Shares
Issued 283,527 207,767
Reinvested 217,603 5,890,482
Redeemed (4,626,962) (1,505,592)
Total Class Y Shares (4,125,832) 4,592,657
Total change in shares (4,125,832) 4,592,657

1940 Act Funds - December 31, 2023 - Statements of Changes in Net Assets - 77
NVIT U.S. 130/30 Equity Fund
Year Ended
December 31, 2023
Year Ended
December 31, 2022
$ 6,342,300 $ 7,971,446
69,643,526 279,103,603
147,815,284 (269,783,760)
223,801,110 17,291,289
(289,826,363) (252,878,879)
(289,826,363) (252,878,879)
(21,591,476) (148,738,606)
(87,616,729) (384,326,196)
1,005,389,426 1,389,715,622
$ 917,772,697 $ 1,005,389,426
$ 4,986,022 $ 2,599,774
289,826,363 252,878,879
(316,403,861) (404,217,259)
(21,591,476) (148,738,606)
$ (21,591,476) $ (148,738,606)
407,181 160,493
28,387,855 19,737,860
(23,940,910) (25,481,663)
4,854,126 (5,583,310)
4,854,126 (5,583,310)

78 - Financial Highlights - December 31, 2023 - 1940 Act Funds
The accompanying notes are an integral part of these financial statements.
NVIT GS Emerging Markets Equity Insights Fund
Operations Distributions Ratios/Supplemental Data
Period Ended
Net Asset
Value,
Beginning
of Period
Net
Investment
Income(a)
Net Realized
and
Unrealized
Gains
(Losses)
from
Investments
Total from
Operations
Net
Investment
Income
Net
Realized
Gains
Total
Distributions
Net Asset
Value, End of
Period
Total
Return(b)(c)
Net Assets,
End of Period
(In Thousands)
Ratio of
Expenses
to Average
Net
Assets(d)
Ratio
of Net
Investment
Income to
Average
Net
Assets(d)
Ratio of
Expenses (Prior
to Reimburse-
ments) to
Average Net
Assets(d)
Portfolio
Turnover(b)
Class Y Shares
12/31/2023 $ 7.33 $ 0.19 $ 0.78 $ 0.97 $ (0.27) $ — $ (0.27) $ 8.03 13.43% $ 749,325 0.99% 2.47% 0.99% 160.74%
12/31/2022 12.27 0.27 (2.54) (2.27) (0.41) (2.26) (2.67) 7.33 (18.86)% 440,867 0.98% 2.81% 0.98% 157.70%
12/31/2021 12.54 0.32 (0.27) 0.05 (0.24) (0.08) (0.32) 12.27 0.33% 536,099 0.98% 2.39% 0.98% 188.81%
12/31/2020(e) 10.00 0.02 2.52 2.54 — — — 12.54 25.40% 678,516 0.98% 0.36% 0.98% 84.81%
Amounts designated as "—" are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) For the period from July 17, 2020 (commencement of operations) through December 31, 2020. Total return is calculated based on inception date of July 16, 2020 through
December 31, 2020.

1940 Act Funds - December 31, 2023 - Financial Highlights - 79
The accompanying notes are an integral part of these financial statements.
NVIT GS International Equity Insights Fund
Operations Distributions Ratios/Supplemental Data
Period Ended
Net Asset
Value,
Beginning
of Period
Net
Investment
Income(a)
Net Realized
and
Unrealized
Gains
(Losses)
from
Investments
Total from
Operations
Net
Investment
Income
Net
Realized
Gains
Total
Distributions
Net Asset
Value, End of
Period
Total
Return(b)(c)
Net Assets,
End of Period
(In Thousands)
Ratio of
Expenses
to Average
Net
Assets(d)
Ratio
of Net
Investment
Income to
Average
Net
Assets(d)
Ratio of
Expenses (Prior
to Reimburse-
ments) to
Average Net
Assets(d)
Portfolio
Turnover(b)
Class Y Shares
12/31/2023 $ 8.76 $ 0.24 $ 1.45 $ 1.69 $ (0.32) $ — $ (0.32) $ 10.13 19.52% $ 747,311 0.80% 2.47% 0.80% 152.26%
12/31/2022 11.46 0.32 (2.02) (1.70) (0.48) (0.52) (1.00) 8.76 (14.29)% 780,568 0.77% 3.30% 0.77% 158.67%
12/31/2021 10.80 0.28 0.99 1.27 (0.61) — (0.61) 11.46 11.65% 1,190,973 0.76% 2.43% 0.76% 156.27%
12/31/2020 10.31 0.15 0.35 0.50 (0.01) — (0.01) 10.80 4.89%(e) 1,467,786 0.77% 1.59% 0.77% 163.28%
12/31/2019(f) 10.00 — 0.31 0.31 — — — 10.31 3.10%(e) 1,679,081 0.74% 0.30% 0.74% 12.52%
Amounts designated as "—" are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f) For the period from November 15, 2019 (commencement of operations) through December 31, 2019. Total return is calculated based on inception date of November 14,
2019 through December 31, 2019.

80 - Financial Highlights - December 31, 2023 - 1940 Act Funds
The accompanying notes are an integral part of these financial statements.
NVIT GS Large Cap Equity Fund
Operations Distributions Ratios/Supplemental Data
Period Ended
Net Asset
Value,
Beginning
of Period
Net
Investment
Income(a)
Net Realized
and
Unrealized
Gains
(Losses)
from
Investments
Total from
Operations
Net
Investment
Income
Net
Realized
Gains
Total
Distributions
Net Asset
Value, End of
Period
Total
Return(b)(c)
Net Assets,
End of Period
(In Thousands)
Ratio of
Expenses
to Average
Net
Assets(d)
Ratio
of Net
Investment
Income to
Average
Net
Assets(d)
Ratio of
Expenses (Prior
to Reimburse-
ments) to
Average Net
Assets(d)
Portfolio
Turnover(b)
Class Y Shares
12/31/2023 $ 9.28 $ 0.08 $ 2.08 $ 2.16 $ (0.10) $ — $ (0.10) $ 11.34 23.31% $ 2,178,517 0.57% 0.83% 0.57% 190.89%
12/31/2022 15.55 0.10 (3.06) (2.96) (0.11) (3.20) (3.31) 9.28 (19.64)%(e) 2,307,008 0.57% 0.85% 0.57% 203.75%
12/31/2021 12.26 0.10 3.57 3.67 (0.11) (0.27) (0.38) 15.55 30.06%(e) 3,044,622 0.57% 0.67% 0.57% 207.61%
12/31/2020 10.60 0.08 1.73 1.81 (0.09) (0.06) (0.15) 12.26 17.22% 2,713,154 0.58% 0.79% 0.58% 213.52%
12/31/2019(f) 10.00 0.03 0.59 0.62 (0.02) — (0.02) 10.60 6.19% 2,700,504 0.56% 1.65% 0.56% 42.61%
Amounts designated as "—" are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f) For the period from October 25, 2019 (commencement of operations) through December 31, 2019. Total return is calculated based on inception date of October 24, 2019 through December 31, 2019.

1940 Act Funds - December 31, 2023 - Financial Highlights - 81
The accompanying notes are an integral part of these financial statements.
NVIT GS Small Cap Equity Insights Fund
Operations Distributions Ratios/Supplemental Data
Period Ended
Net Asset
Value,
Beginning
of Period
Net
Investment
Income(a)
Net Realized
and
Unrealized
Gains
(Losses)
from
Investments
Total from
Operations
Net
Investment
Income
Net
Realized
Gains
Total
Distributions
Net Asset
Value, End of
Period
Total
Return(b)(c)
Net Assets,
End of Period
(In Thousands)
Ratio of
Expenses
to Average
Net
Assets(d)
Ratio
of Net
Investment
Income to
Average
Net
Assets(d)
Ratio of
Expenses (Prior
to Reimburse-
ments) to
Average Net
Assets(d)
Portfolio
Turnover(b)
Class Y Shares
12/31/2023 $ 8.92 $ 0.09 $ 1.67 $ 1.76 $ (0.10) $ — $ (0.10) $ 10.58 19.83% $ 224,795 0.75% 0.92% 0.75% 151.16%
12/31/2022 14.29 0.10 (2.87) (2.77) (0.08) (2.52) (2.60) 8.92 (19.68)% 226,448 0.75% 0.85% 0.75% 158.45%
12/31/2021 11.68 0.06 2.63 2.69 (0.08) — (0.08) 14.29 23.02% 297,076 0.77% 0.42% 0.77% 171.52%
12/31/2020 11.12 0.05 0.77 0.82 (0.05) (0.21) (0.26) 11.68 7.81% 219,526 0.85% 0.57% 0.85% 147.75%
12/31/2019(e) 10.00 0.02 1.11 1.13 (0.01) — (0.01) 11.12 11.34% 197,726 0.80% 0.72% 0.80% 41.80%
Amounts designated as "—" are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) For the period from October 11, 2019 (commencement of operations) through December 31, 2019. Total return is calculated based on inception date of October 10, 2019 through December 31, 2019.

82 - Financial Highlights - December 31, 2023 - 1940 Act Funds
The accompanying notes are an integral part of these financial statements.
NVIT U.S. 130/30 Equity Fund
Operations Distributions Ratios/Supplemental Data
Period Ended
Net Asset
Value,
Beginning
of Period
Net
Investment
Income(a)
Net Realized
and
Unrealized
Gains from
Investments
Total from
Operations
Net
Investment
Income
Net
Realized
Gains
Return of
Capital
Total
Distributions
Net Asset
Value, End of
Period
Total
Return(b)(c)
Net Assets,
End of Period
(In Thousands)
Ratio of
Expenses
to Average
Net
Assets(d)
Ratio
of Net
Investment
Income to
Average
Net
Assets(d)
Ratio of
Expenses (Prior
to Reimburse-
ments) to
Average Net
Assets(d)
Portfolio
Turnover(b)
Class Y Shares
12/31/2023 $ 12.90 $ 0.08 $ 2.86 $ 2.94 $ (2.36) $ (2.40) $ — $ (4.76) $ 11.08 26.17% $ 917,773 0.80% 0.66% 0.80% 71.61%
12/31/2022 16.63 0.11 0.10 0.21 (0.93) (3.01) — (3.94) 12.90 1.64% 1,005,389 0.79% 0.69% 0.79% 113.42%
12/31/2021 12.22 0.08 4.33 4.41 — — — — 16.63 36.09% 1,389,716 0.78% 0.56% 0.78% 102.12%
12/31/2020 10.49 0.07 1.66 1.73 — — — — 12.22 16.49% 951,673 0.82% 0.69% 0.82% 74.26%
12/31/2019(e) 10.00 0.02 0.48 0.50 — — (0.01) (0.01) 10.49 5.05% 897,683 0.80% 1.12% 0.80% 34.72%
Amounts designated as "—" are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) For the period from October 25, 2019 (commencement of operations) through December 31, 2019. Total return is calculated based on inception date of October 24, 2019 through December 31, 2019.

1940 Act Funds - December 31, 2023 - Notes to Financial Statements - 83
1. Organization
Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended
(the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of
Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2023, the Trust operates sixty-nine (69) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the five (5) series listed below (each, a “Fund”; collectively, the “Funds”).
Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Funds. NFA is a wholly owned subsidiary of Nationwide
Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide
Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.
NVIT GS Emerging Markets Equity Insights Fund ("GS Emerging Markets")
NVIT GS International Equity Insights Fund ("GS International")
NVIT GS Large Cap Equity Fund (formerly, GS Large Cap Equity Insights Fund) ("GS Large Cap")
NVIT GS Small Cap Equity Insights Fund ("GS Small Cap")
NVIT U.S. 130/30 Equity Fund ("U.S. 130/30")
Only other series of the Trust that operate as a fund-of-funds, such as the NVIT Blueprint Funds, hold shares of GS International,
GS Large Cap, GS Small Cap and U.S. 130/30. Shares of GS Emerging Markets are held by other series of the Trust that operate as a fund-of-funds, such as the NVIT Blueprint Funds and NVIT Investor Destinations Funds.
The Funds currently offer Class Y shares.
Each Fund is a diversified fund, as defined in the 1940 Act.
Effective July 10, 2023, NVIT GS Large Cap Equity Insights Fund was renamed NVIT GS Large Cap Equity Fund.
2. Summary of Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the accounting and the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial
Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including, but not limited to, ASC 946.
The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.
(a) Security Valuation
U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to a Fund’s investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.
The three levels of the hierarchy are summarized as follows.
Level 1 — Quoted prices in active markets for identical assets
Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)
Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

84 - Notes to Financial Statements - December 31, 2023 - 1940 Act Funds
An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.
Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time”.
Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds ("ETFs") are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S.
federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-
end management investment companies, shares of ETFs and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.
The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.
Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii)
an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.
The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security;
(iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The
FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. Each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the significant inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.
Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level
2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S.
dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

1940 Act Funds - December 31, 2023 - Notes to Financial Statements - 85
The following tables provide a summary of the inputs used to value the Funds’ net assets as of December 31, 2023. Please refer to the Statements of Investments for additional information on portfolio holdings.
GS Emerging Markets
Level 1 Level 2 Level 3 Total
Assets:
Common Stocks
Aerospace & Defense $ 317,801 $ 11,577,849 $ – $ 11,895,650
Automobile Components – 8,252,233 – 8,252,233
Automobiles – 17,912,482 – 17,912,482
Banks 23,695,070 98,168,890 – 121,863,960
Beverages 14,967,439 4,289,900 – 19,257,339
Biotechnology – 454,185 – 454,185
Broadline Retail 12,860,238 26,847,398 – 39,707,636
Building Products – 1,911,230 – 1,911,230
Capital Markets – 12,176,498 – 12,176,498
Chemicals – 2,011,236 – 2,011,236
Construction & Engineering – 5,111,540 – 5,111,540
Construction Materials – 12,476,032 – 12,476,032
Consumer Staples Distribution & Retail – 908,795 – 908,795
Diversified Consumer Services – 3,897,440 – 3,897,440
Diversified REITs 169,223 – – 169,223
Diversified Telecommunication Services 2,475,175 12,165,366 – 14,640,541
Electric Utilities 273,721 4,634,237 – 4,907,958
Electrical Equipment – 2,172,188 – 2,172,188
Electronic Equipment, Instruments &
Components – 6,808,026 – 6,808,026
Energy Equipment & Services – 147,069 – 147,069
Entertainment 1,958,918 10,002,591 – 11,961,509
Financial Services 1,412,851 17,445,739 – 18,858,590
Food Products – 1,184,413 – 1,184,413
Health Care Providers & Services – 8,523,418 – 8,523,418
Hotels, Restaurants & Leisure 2,319,890 15,911,590 – 18,231,480
Household Durables – 1,083,372 – 1,083,372
Household Products 204,744 375,211 – 579,955
Independent Power and Renewable
Electricity Producers 335,721 6,826,109 – 7,161,830
Industrial Conglomerates – 11,046,615 – 11,046,615
Insurance – 36,810,148 – 36,810,148
Interactive Media & Services 363,759 46,321,229 – 46,684,988
IT Services – 4,530,881 – 4,530,881
Life Sciences Tools & Services – 1,980,365 – 1,980,365
Machinery – 7,459,763 – 7,459,763
Marine Transportation 372,002 – – 372,002
Metals & Mining 7,670,869 27,993,467 – 35,664,336
Multi-Utilities – 2,097,192 – 2,097,192
Oil, Gas & Consumable Fuels 5,719,582 23,220,949 – 28,940,531
Passenger Airlines – 2,002,689 – 2,002,689
Pharmaceuticals 4,504,123 20,448,144 – 24,952,267
Professional Services – 538,920 – 538,920
Real Estate Management & Development 737,555 3,985,422 – 4,722,977
Semiconductors & Semiconductor
Equipment 2,003,529 88,218,141 – 90,221,670
Software – 2,484,947 – 2,484,947
Specialty Retail – 3,098,797 – 3,098,797
Technology Hardware, Storage &
Peripherals – 65,280,799 – 65,280,799
Textiles, Apparel & Luxury Goods – 3,097,883 – 3,097,883
Tobacco – 604,657 – 604,657
Trading Companies & Distributors – 2,105,098 – 2,105,098
Transportation Infrastructure 427,544 5,118,034 – 5,545,578
Water Utilities 131,983 1,421,593 – 1,553,576

86 - Notes to Financial Statements - December 31, 2023 - 1940 Act Funds
Level 1 Level 2 Level 3 Total
Assets:
Wireless Telecommunication Services $ – $ 6,597,097 $ – $ 6,597,097
Total Common Stocks $ 82,921,737 $ 659,737,867 $ – $ 742,659,604
Futures Contracts# 60,041 – – 60,041
Repurchase Agreements – 7,305,219 – 7,305,219
Total $ 82,981,778 $ 667,043,086 $ – $ 750,024,864
GS International
Level 1 Level 2 Level 3 Total
Assets:
Common Stocks
Aerospace & Defense $ – $ 25,242,052 $ – $ 25,242,052
Automobile Components – 9,219,558 – 9,219,558
Automobiles – 23,271,295 – 23,271,295
Banks – 55,814,182 – 55,814,182
Beverages – 140,715 – 140,715
Biotechnology – 5,286,428 – 5,286,428
Broadline Retail – 10,156,358 – 10,156,358
Building Products – 3,545,498 – 3,545,498
Capital Markets – 23,920,040 – 23,920,040
Chemicals – 13,267,331 – 13,267,331
Commercial Services & Supplies – 11,814,476 – 11,814,476
Construction & Engineering – 5,858,697 – 5,858,697
Construction Materials 2,667,570 3,943,899 – 6,611,469
Consumer Staples Distribution & Retail – 18,028,774 – 18,028,774
Diversified REITs – 771,396 – 771,396
Diversified Telecommunication Services – 11,820,584 – 11,820,584
Electric Utilities – 5,576,844 – 5,576,844
Electrical Equipment – 27,083,935 – 27,083,935
Electronic Equipment, Instruments &
Components – 1,559,452 – 1,559,452
Energy Equipment & Services – 4,160,017 – 4,160,017
Financial Services – 25,310,258 – 25,310,258
Food Products – 15,182,307 – 15,182,307
Ground Transportation – 3,186,896 – 3,186,896
Health Care Equipment & Supplies – 4,896,210 – 4,896,210
Health Care Providers & Services – 4,024,715 – 4,024,715
Health Care Technology – 527,202 – 527,202
Hotels, Restaurants & Leisure – 13,012,516 – 13,012,516
Household Durables – 7,224,522 – 7,224,522
Household Products – 6,318,121 – 6,318,121
Independent Power and Renewable
Electricity Producers – 173,951 – 173,951
Industrial Conglomerates – 16,690,261 – 16,690,261
Industrial REITs – 653,287 – 653,287
Insurance – 49,586,697 – 49,586,697
IT Services – 8,128,388 – 8,128,388
Leisure Products – 1,675,184 – 1,675,184
Life Sciences Tools & Services – 2,708,065 – 2,708,065
Machinery – 18,908,619 – 18,908,619
Marine Transportation – 1,994,646 – 1,994,646
Media – 3,172,422 – 3,172,422
Metals & Mining 906,625 31,348,253 – 32,254,878
Multi-Utilities – 26,828,406 – 26,828,406
Office REITs – 3,971,324 – 3,971,324
Oil, Gas & Consumable Fuels 4,950,796 12,683,939 – 17,634,735
Personal Care Products – 466,438 – 466,438
Pharmaceuticals 4,803,838 59,675,174 – 64,479,012
Professional Services – 214,558 – 214,558
Real Estate Management & Development – 21,585,000 – 21,585,000

1940 Act Funds - December 31, 2023 - Notes to Financial Statements - 87
Level 1 Level 2 Level 3 Total
Assets:
Retail REITs $ – $ 5,010,835 $ – $ 5,010,835
Semiconductors & Semiconductor
Equipment – 37,679,424 – 37,679,424
Software – 27,682,517 – 27,682,517
Specialty Retail – 10,720,064 – 10,720,064
Technology Hardware, Storage &
Peripherals – 4,940,056 – 4,940,056
Textiles, Apparel & Luxury Goods – 13,837,341 – 13,837,341
Tobacco – 8,112,085 – 8,112,085
Trading Companies & Distributors – 6,025,316 – 6,025,316
Transportation Infrastructure – 924,241 – 924,241
Wireless Telecommunication Services – 8,319,990 – 8,319,990
Total Common Stocks $ 13,328,829 $ 723,880,759 $ – $ 737,209,588
Futures Contracts# 10,022 – – 10,022
Repurchase Agreements – 8,484,341 – 8,484,341
Total Assets $ 13,338,851 $ 732,365,100 $ – $ 745,703,951
Liabilities:
Futures Contracts# $ (6,077) $ – $ – $ (6,077)
Total Liabilities $ (6,077) $ – $ – $ (6,077)
Total $ 13,332,774 $ 732,365,100 $ – $ 745,697,874
GS Large Cap
Level 1 Level 2 Level 3 Total
Assets:
Common Stocks $ 2,162,650,016 $ – $ – $ 2,162,650,016
Repurchase Agreements – 26,251,613 – 26,251,613
Total $ 2,162,650,016 $ 26,251,613 $ – $ 2,188,901,629
GS Small Cap
Level 1 Level 2 Level 3 Total
Assets:
Common Stocks $ 222,485,832 $ – $ – $ 222,485,832
Futures Contracts# 7,268 – – 7,268
Repurchase Agreements – 39,877,342 – 39,877,342
Total $ 222,493,100 $ 39,877,342 $ – $ 262,370,442
U.S. 130/30
Level 1 Level 2 Level 3 Total
Assets:
Common Stocks $ 893,165,340 $ – $ – $ 893,165,340
Total Return Swaps† – 4,010,585 – 4,010,585
Total Assets $ 893,165,340 $ 4,010,585 $ – $ 897,175,925
Liabilities:
Total Return Swaps† $ – $ (2,422,855) $ – $ (2,422,855)
Total Liabilities $ – $ (2,422,855) $ – $ (2,422,855)
Total $ 893,165,340 $ 1,587,730 $ – $ 894,753,070
#
Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments. Only current day's variation margin is reported within the Statements of Assets and Liabilities.
†
Swap contracts are included in the table at value, with the exception of centrally cleared swap contracts which are included in the table at unrealized appreciation/(depreciation). For centrally cleared swaps, only the variation margin on swap contracts is reported in the Statements of Asset and Liabilities.

88 - Notes to Financial Statements - December 31, 2023 - 1940 Act Funds
The following is a reconciliation of assets for which Level 3 inputs were used in determining fair value:
The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.
(b) Cash Overdraft
Certain Funds may have overdrawn U.S. dollar and/or foreign currency balances with the Funds' custodian bank, JPMorgan
Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Funds' borrowing policy, the advance is deemed a temporary loan to the Funds. Such loans are payable upon demand and bear interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. These advances are separate from, and were not made pursuant to, the credit agreement discussed in Note 4. A Fund with an overdraft is subject to a lien by JPMorgan on the Fund’s account and JPMorgan may charge the Fund’s account for any amounts owed to JPMorgan. JPMorgan also has the right to set off as appropriate and apply all deposits and credits held by or owing to JPMorgan against such amount, subject to the terms of the custody agreement.
As of December 31, 2023, the Funds did not have overdrawn balances.
(c) Foreign Currency Transactions
The accounting records of the Funds are maintained in U.S. dollars. The Funds may, nevertheless, engage in foreign currency transactions. In those instances, a Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Funds' investments, assets, and liabilities.
Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of a Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on a Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statements of Operations under “Net realized gains (losses) from foreign currency transactions”
and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies," if applicable.
(d) Swap Contracts
Total Return Swap Contracts — Certain Funds entered into total return swap contracts to take long and short positions in equities or to obtain exposure to a foreign market and/or foreign index without owning such securities or investing directly in that foreign market and/or foreign index, as applicable, to meet each Fund's stated investment strategies as shown in the Fund's Prospectus.
Total return swap contracts are agreements in which the Fund and the counterparty each agree to pay the other party the difference between the relative investment performance that would have been achieved if the notional amount of the total return swap
As of December 31, 2023, GS Emerging Markets held three common stock investments that were categorized as Level 3 investments which were each valued at $0.
GS Emerging Markets
Common
Stocks Total
Balance as of 12/31/2022 $ — $ —
Accrued Accretion/(Amortization) — —
Realized Gains (Losses) (3,933,848) (3,933,848)
Purchases — —
Sales (917,584) (917,584)
Change in Unrealized Appreciation/Depreciation 4,851,432 4,851,432
Transfers into Level 3 — —
Transfers out of Level 3 — —
Balance as of 12/31/2023 $ — $ —
Change in Unrealized Appreciation/Depreciation for Investments Still Held as of 12/31/2023 ** $ — $ —
** Included in the Statement of Operations under "Net change in unrealized appreciation/depreciation in the value of investment securities."

1940 Act Funds - December 31, 2023 - Notes to Financial Statements - 89
contract had been invested in the particular foreign market and/or foreign indices and the return for payments equal to the fixed or floating rate of interest. The counterparty to a total return swap contract is a financial institution. Each Fund has segregated liquid assets to cover its obligations under the total return swap contract.
Total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that a
Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty.
Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value.
The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio. Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between a Fund and the counterparty. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of a Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.
Total return swap contracts are marked-to-market daily based on valuations from an independent pricing service. An independent pricing service can utilize daily swap curves and models that incorporate a number of market data factors, such as, but not limited to, discounted cash flows, trades, and values of the underlying reference instruments, such as the foreign market and/or foreign index.
Total return swap contracts are generally categorized as Level 2 investments within the hierarchy.
The Funds' swap agreements are disclosed in the Statements of Assets and Liabilities under “Swap contracts, at value” for over-the counter (“OTC”) swaps and under “Receivable/payable for variation margin on centrally cleared swap contracts” for centrally cleared swaps, in a table in the Statement of Investments, and in the Statements of Operations under “Net realized gains
(losses) from expiration or closing of swap contracts” and “Net change in unrealized appreciation/depreciation in the value of swap contracts," as applicable.
(e) Futures Contracts
Certain Funds are subject to equity price and/or interest rate risk in the normal course of pursuing their objectives. Certain Funds entered into financial futures contracts (“futures contracts”) to manage currency risk, to equitize cash balances, to more efficiently manage the portfolio, to modify exposure to volatility, to increase or decrease the baseline equity exposure, to gain exposure to and/or hedge against changes in interest rates, for the purpose of managing active risk in the portfolio, to gain exposure to and/
or hedge against the value of equities and/or to gain exposure to foreign currencies, as applicable, to meet each Fund's stated
investment strategies as shown in the Fund's Prospectus. Futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or currency amount.
Upon entering into a futures contract, a Fund is required to segregate an initial margin deposit of cash and/or other assets equal to a certain percentage of the futures contract’s notional value. Under a futures contract, a Fund agrees to receive from or pay to a broker an amount of cash equal to the daily fluctuation in value of the futures contract. Subsequent receipts or payments, known as
“variation margin” receipts or payments, are made each day, depending on the fluctuation in the fair value of the futures contract, and are recognized by a Fund as unrealized gains or losses. Futures contracts are generally valued daily at their settlement price as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level
1 investments within the hierarchy.
A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price or amount at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. When a futures contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the futures contract at the time it was opened and its value at the time it was closed.
Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of futures contracts and may realize a loss. The use of futures contracts for hedging purposes involves the risk of imperfect correlation in the movements in the price of the futures contracts and the underlying assets. A Fund’s investments in futures contracts entail limited counterparty

90 - Notes to Financial Statements - December 31, 2023 - 1940 Act Funds
credit risk because a Fund invests only in exchange traded futures contracts, which are settled through the exchange and whose fulfillment is guaranteed by the credit of the exchange.
The Funds' futures contracts are reflected in the Statements of Assets and Liabilities under “Receivable/Payable for variation margin on futures contracts," in a table in the Statement of Investments and in the Statements of Operations under “Net realized gains (losses) from expiration or closing of futures contracts” and “Net change in unrealized appreciation/depreciation in the value of futures contracts,” as applicable.
The following is a summary of the Funds’ derivative instruments categorized by risk exposure as of December 31, 2023:
Fair Values of Derivatives Not Accounted for as Hedging Instruments as of December 31, 2023:
GS Emerging Markets
Assets: Statements of Assets and Liabilities Fair Value
Futures Contracts#
Equity risk Receivable/payable for variation margin on futures contracts $ 60,041
Total $ 60,041
GS International
Assets: Statements of Assets and Liabilities Fair Value
Futures Contracts#
Equity risk Receivable/payable for variation margin on futures contracts $ 10,022
Total $ 10,022
Liabilities:
Futures Contracts#
Equity risk Receivable/payable for variation margin on futures contracts $ (6,077)
Total $ (6,077)
GS Small Cap
Assets: Statements of Assets and Liabilities Fair Value
Futures Contracts#
Equity risk Receivable/payable for variation margin on futures contracts $ 7,268
Total $ 7,268
U.S. 130/30
Assets: Statements of Assets and Liabilities Fair Value
Swap Contracts†
Equity risk Swap contracts, at value $ 4,010,585
Total $ 4,010,585
Liabilities:
Swap Contracts†
Equity risk Swap contracts, at value $ (2,422,855)
Total $ (2,422,855)
# Includes cumulative appreciation/(depreciation) of futures contracts as reported in the Statement of Investments.  Only current day's variation margin is reported within the Statements of Asset and Liabilities.
† Swap contracts are included in the table at value, with the exception of centrally cleared swap contracts which are included in the table at unrealized appreciation/(depreciation). For centrally cleared swaps, only the variation margin on swap contracts is reported in the Statements of Asset and Liabilities.

1940 Act Funds - December 31, 2023 - Notes to Financial Statements - 91
The Effect of Derivative Instruments on the Statements of Operations for the Year Ended December 31, 2023:
Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in the Statements of Operations for the Year
Ended December 31, 2023:
GS Emerging Markets
Realized Gains (Losses): Total
Futures Contracts
Equity risk $ (2,721,023)
Total $ (2,721,023)
GS International
Realized Gains (Losses): Total
Futures Contracts
Equity risk $ 223,178
Total $ 223,178
GS Large Cap
Realized Gains (Losses): Total
Futures Contracts
Equity risk $ 722,320
Total $ 722,320
GS Small Cap
Realized Gains (Losses): Total
Futures Contracts
Equity risk $ 34,149
Total $ 34,149
U.S. 130/30
Realized Gains (Losses): Total
Swap Contracts
Equity risk $ 168,995
Total $ 168,995
GS Emerging Markets
Unrealized Appreciation/Depreciation: Total
Futures Contracts
Equity risk $ 66,529
Total $ 66,529
GS International
Unrealized Appreciation/Depreciation: Total
Futures Contracts
Equity risk $ 3,945
Total $ 3,945
GS Large Cap
Unrealized Appreciation/Depreciation: Total
Futures Contracts
Equity risk $ 156,383
Total $ 156,383

92 - Notes to Financial Statements - December 31, 2023 - 1940 Act Funds
The following is a summary of the Funds' average volume of derivative instruments held during the year ended December 31,
2023:
The Funds are required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Funds’ financial position. In order to better define its contractual rights and to secure rights that will help certain Funds mitigate their counterparty risk, certain Funds entered into an International
Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with each of their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between certain Funds and a counterparty that governs OTC derivatives and forward foreign currency contracts and typically contains, among other things, collateral posting items, if applicable, and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, certain Funds may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master
Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The counterparty is a financial institution.
For financial reporting purposes, certain Funds do not offset derivative assets and derivative liabilities that may be subject to netting arrangements on the “Statements of Assets and Liabilities".
As of December 31, 2023, certain Funds may have entered into futures contracts. The futures contract agreements do not provide for netting arrangements.
GS Small Cap
Unrealized Appreciation/Depreciation: Total
Futures Contracts
Equity risk $ 7,268
Total $ 7,268
U.S. 130/30
Unrealized Appreciation/Depreciation: Total
Swap Contracts
Equity risk $ 3,284,009
Total $ 3,284,009
GS Emerging Markets
Futures Contracts:
Average Notional Balance Long $ 587,869
GS International
Futures Contracts:
Average Notional Balance Long $ 219,333
GS Large Cap
Futures Contracts:
Average Notional Balance Long $ 3,313,288
GS Small Cap
Futures Contracts:
Average Notional Balance Long $ 53,075
U.S. 130/30
Total Return Swaps:
Average Notional Balance — Receives Float Rate $ 310,600,962
Average Notional Balance — Pays Float Rate $ (289,376,368)

1940 Act Funds - December 31, 2023 - Notes to Financial Statements - 93
The following tables set forth certain Funds' net exposure by counterparty for OTC swap contracts, as applicable, that are subject to enforceable master netting arrangements or similar arrangements as of December 31, 2023:
(f) Securities Lending
During the year ended December 31, 2023, certain Funds entered into securities lending transactions. To generate additional income, the Funds lent their portfolio securities, up to 33 1/3% of the total assets of a Fund, to brokers, dealers, and other financial institutions.
JPMorgan serves as securities lending agent for the securities lending program for the Funds. Securities lending transactions are considered to be overnight and continuous and can be terminated by a Fund or the borrower at any time.
The Funds receive payments from JPMorgan equivalent to any dividends and/or interest while on loan, in lieu of income which is included as “Dividend income” and/or “Interest income”, as applicable, on the Statements of Operations. The Funds also receive interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral or receiving a fee with respect to the receipt of non-cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statements of Operations under “Income from securities lending”. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially.
Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. For Funds to which JPMorgan is not an affiliate, JPMorgan receives a fee based on a percentage of earnings (less any rebates paid to the borrower) derived from the investment of cash collateral, or a percentage of the fee paid by the borrower for loans collateralized by non-cash collateral. For Funds to which JPMorgan is an affiliate, JPMorgan receives a flat fee based on a percentage of the market value of loaned securities.
U.S. 130/30
Offsetting of Financial Assets, Derivative Assets and Collateral Received by Counterparty:
Gross Amounts Not Offset in the
Statements of Assets and Liabilities
Counterparty Description
Gross Amounts
of Recognized
Asset
Derivatives
Derivatives
Available for
Offset
Collateral
Received
Net Amount
of Asset
Derivatives
JPMorgan Chase
Bank NA Swap Contracts $ 4,010,585 $ (2,198,499) $ — $ 1,812,086
Total $ 4,010,585 $ (2,198,499) $ — $ 1,812,086
Offsetting of Financial Liabilities, Derivative Liabilities and Collateral Pledged by Counterparty:
Gross Amounts Not Offset in the
Statements of Assets and Liabilities
Counterparty Description
Gross Amounts
of Recognized
Liability
Derivatives
Derivatives
Available for
Offset
Collateral
Pledged
*
Net Amount
of Liability
Derivatives
JPMorgan Chase
Bank NA
Swap Contracts
$ (2,198,499) 2,198,499 $ — $ —
Total $ (2,198,499) $ 2,198,499 $ — $ —
* Per GAAP disclosure requirements, the table above does not include the additional collateral pledged from the counterparties.
Aggregate additional collateral pledged was $13,710,000.

94 - Notes to Financial Statements - December 31, 2023 - 1940 Act Funds
In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-
to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2023, which were comprised of repurchase agreements purchased with cash collateral, as shown on each
Fund's Statement of Investments, were as follows:
1
The Trust’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and
(ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100%
of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the
Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Funds and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, if any, please refer to the Statement of Investments.
The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the collateral is less than the purchase cost of the replacement securities, JPMorgan is responsible for such shortfall, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement.
As of December 31, 2023, the Securities Lending Agency Agreement does not permit the Funds to enforce a netting arrangement.
(g) Joint Repurchase Agreements
During the year ended December 31, 2023, certain Funds, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the SEC, transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Funds' custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S. Treasury or federal agency obligations.
For repos, each Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.
Fund
Amounts of
Liabilities Presented
in the Statements
of Assets and
Liabilities
GS Emerging Markets $ 7,305,219
GS International 8,484,341
GS Large Cap 26,251,613
GS Small Cap 39,877,342

1940 Act Funds - December 31, 2023 - Notes to Financial Statements - 95
As of December 31, 2023, certain Funds' investment in joint repos was subject to an enforceable netting arrangement. The Funds'
proportionate holding in joint repos was as follows:
As of December 31, 2023, the joint repos on a gross basis were as follows:
Bank of America NA, 5.34%, dated 12/29/2023, due 1/2/2024, repurchase price $100,059,333, collateralized by U.S.
Government Agency Securities, ranging from 3.00% - 3.50%, maturing 5/1/2045 - 1/1/2047; total market value $102,000,000.
BofA Securities, Inc., 5.34%, dated 12/29/2023, due 1/2/2024, repurchase price $43,775,958, collateralized by U.S.
Government Agency Securities, ranging from 1.25% - 6.74%, maturing 1/25/2025 - 11/20/2072; total market value $44,625,000.
Cantor Fitzgerald & Co., 5.40%, dated 12/29/2023, due 1/2/2024, repurchase price $ 146,982,433, collateralized by U.S.
Government Agency Securities, ranging from 0.38% - 28.14%, maturing 10/15/2024 - 11/20/2073; total market value
$149,832,183.
MetLife, Inc., 5.33%, dated 12/29/2023, due 1/2/2024, repurchase price $144,080,277, collateralized by U.S. Government
Treasury Securities, 0.00%, maturing 5/15/2046; total market value $146,955,445.
Pershing LLC, 5.33%, dated 12/29/2023, due 1/2/2024, repurchase price $234,398,780, collateralized by U.S. Government
Agency Securities, ranging from 0.27% - 8.00%, maturing 2/15/2024 - 10/20/2073; total market value $238,945,247.
GS Emerging Markets
Gross Amounts
not Offset in the
Statements of
Assets and
Liabilities
Counterparty
Gross
Amounts of
Recognized
Assets
Gross
Amounts
Offset in the
Statements of
Assets and
Liabilities
Net Amounts
of Assets Presented
in the Statements of
Assets and
Liabilities
Collateral
Received
*
Net
Amounts
of Assets
Bank of America NA $ 3,000,000 $ – $ 3,000,000 $ (3,000,000) $ –
Cantor Fitzgerald &
Co. 2,305,219 – 2,305,219 (2,305,219) –
Pershing LLC 2,000,000 – 2,000,000 (2,000,000) –
Total $ 7,305,219 $ – $ 7,305,219 $ (7,305,219) $ –
GS International
Gross Amounts
not Offset in the
Statements of
Assets and
Liabilities
Counterparty
Gross
Amounts of
Recognized
Assets
Gross
Amounts
Offset in the
Statements of
Assets and
Liabilities
Net Amounts
of Assets Presented
in the Statements of
Assets and
Liabilities
Collateral
Received
*
Net
Amounts
of Assets
Cantor Fitzgerald &
Co. $ 5,984,341 $ – $ 5,984,341 $ (5,984,341) $ –
MetLife, Inc. 500,000 – 500,000 (500,000) –
Pershing LLC 2,000,000 – 2,000,000 (2,000,000) –
Total $ 8,484,341 $ – $ 8,484,341 $ (8,484,341) $ –

96 - Notes to Financial Statements - December 31, 2023 - 1940 Act Funds
(h) Security Transactions and Investment Income
Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on a Fund’s Statement of Operations. Dividend income and expenses, as applicable, are recorded on the ex-dividend date and are recorded as such on a Fund’s Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.
Foreign income and capital gains may be subject to foreign withholding taxes, a portion of which may be reclaimable, and capital gains taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.
For certain securities, including a real estate investment trust (“REIT”), a Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. A Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers
GS Large Cap
Gross Amounts
not Offset in the
Statements of
Assets and
Liabilities
Counterparty
Gross
Amounts of
Recognized
Assets
Gross
Amounts
Offset in the
Statements of
Assets and
Liabilities
Net Amounts
of Assets Presented
in the Statements of
Assets and
Liabilities
Collateral
Received
*
Net
Amounts
of Assets
BofA Securities, Inc. $ 4,000,000 $ – $ 4,000,000 $ (4,000,000) $ –
Cantor Fitzgerald &
Co. 5,251,613 – 5,251,613 (5,251,613) –
MetLife, Inc. 2,000,000 – 2,000,000 (2,000,000) –
Pershing LLC 15,000,000 – 15,000,000 (15,000,000) –
Total $ 26,251,613 $ – $ 26,251,613 $ (26,251,613) $ –
GS Small Cap
Gross Amounts
not Offset in the
Statements of
Assets and
Liabilities
Counterparty
Gross
Amounts of
Recognized
Assets
Gross
Amounts
Offset in the
Statements of
Assets and
Liabilities
Net Amounts
of Assets Presented
in the Statements of
Assets and
Liabilities
Collateral
Received
*
Net
Amounts
of Assets
Cantor Fitzgerald &
Co. $ 1,877,342 $ – $ 1,877,342 $ (1,877,342) $ –
MetLife, Inc. 15,000,000 – 15,000,000 (15,000,000) –
Pershing LLC 23,000,000 – 23,000,000 (23,000,000) –
Total $ 39,877,342 $ – $ 39,877,342 $ (39,877,342) $ –
* As of December 31, 2023, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

1940 Act Funds - December 31, 2023 - Notes to Financial Statements - 97
provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to a Fund.
A Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statements of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statements of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statements of Operations. These characterizations are reflected in the accompanying financial statements.
(i) Distributions to Shareholders
Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.
Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2023 are primarily attributable to foreign currency gain/
loss, investments in passive foreign investment companies ("PFICs"), investments in real estate investment trusts, non-taxable distributions, net operating loss netting to short-term gains, redesignation of distributions, and treatment of notional principal contracts. Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of December
31, 2023 may primarily be attributable to treatment of notional principal contracts, outstanding wash sale loss deferrals, and investments in PFICs. These reclassifications have no effect upon the NAV of a Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.
For the year ended December 31, 2023, the Funds have no reclassifications between capital and total distributable earnings.
(j) Federal Income Taxes
Each Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” ("RIC") by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986 (the "Code"), as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. The aforementioned distributions may be made in cash or via consent dividends. Consent dividends, agreed to by each shareholder, are taxable to the shareholders as if they were paid in cash during their current tax year.
A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, a Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest.
Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
(k) Allocation of Expenses
Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust.
(l) European Union (“EU”) Reclaims
As a result of several court cases, certain Funds filed additional tax reclaims for previously withheld taxes on dividends earned in certain countries across the European Union ("EU reclaims"). Since uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements until payments are received by the Fund. Income recognized for EU reclaims is reflected as European Union tax reclaims in the Statements of Operations. Any fees associated with these filings are reflected as European Union tax reclaim fees in the Statements of Operations.

98 - Notes to Financial Statements - December 31, 2023 - 1940 Act Funds
3. Transactions with Affiliates
Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investments of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA has selected the subadviser for each Fund as noted below, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers.
As of December 31, 2023, the subadviser for each Fund is as follows:
Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. During the year ended December 31, 2023, the Funds paid investment advisory fees to NFA according to the following schedule.
For the year ended December 31, 2023, the Funds' effective advisory fee rates were as follows:
From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated subadvisers.
NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM
has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service providers a fee for these services.
Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the
Fund Subadviser
GS Emerging Markets Equity Goldman Sachs Asset Management, L.P. (“GSAM”)
GS International GSAM
GS Large Cap GSAM
GS Small Cap GSAM
U.S. 130/30 Jacobs Levy Equity Management, Inc.
Fund Fee Schedule
Advisory Fee
(annual rate)
GS Emerging Markets Equity Up to $100 million 0.95%
$100 million up to $200 million 0.93%
$200 million up to $500 million 0.91%
$500 million and more 0.89%
GS International Up to $200 million 0.78%
$200 million up to $500 million 0.73%
$500 million up to $1 billion 0.70%
$1 billion up to $2 billion 0.68%
$2 billion and more 0.67%
GS Large Cap Up to $200 million 0.58%
$200 million up to $500 million 0.55%
$500 million up to $1 billion 0.53%
$1 billion up to $2 billion 0.52%
$2 billion and more 0.51%
GS Small Cap Up to $100 million 0.72%
$100 million up to $200 million 0.68%
$200 million and more 0.66%
U.S. 130/30 Up to $200 million 0.93%
$200 million up to $500 million 0.73%
$500 million and more 0.68%
Fund
Effective Advisory Fee
Rate
GS Emerging Markets 0.92%
GS International 0.73
GS Large Cap 0.53
GS Small Cap 0.70
U.S. 130/30 0.75

1940 Act Funds - December 31, 2023 - Notes to Financial Statements - 99
combined average daily net assets of the Trust and Nationwide Mutual Funds ("NMF"), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the following fee schedule.
For the year ended December 31, 2023, NFM earned an aggregate of $1,374,306 in fees from the Funds under the Joint Fund
Administration and Transfer Agency Agreement.
In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.
Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the
Trust, the Trust has agreed to reimburse NFM for certain costs related to each Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s
Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended
December 31, 2023, the Funds' aggregate portion of such costs amounted to $20,321.
4. Line of Credit, Interfund Lending and Earnings Credit
The Trust and NMF (together, the “Trusts”) renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells
Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.25% per annum plus the higher of (a) if ascertainable and available, the Eurodollar Rate as of such day for a transaction settling two business days after such day, (b) the Federal Funds
Effective Rate in effect on such day and (c) the Overnight Bank Funding Rate in effect on such day; provided, however, that if the
Federal Funds Rate calculated in accordance with the foregoing shall be less than zero, such rate shall be deemed to be zero percent (0%) for the purposes of this Agreement. If an Index Rate Unavailability Event occurs in respect of the Eurodollar Rate, the Federal Funds Rate shall be determined without reference to clause (a) of this definition. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, a Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable.
In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 3, 2024.
During the year ended December 31, 2023, the Funds had no borrowings under the line of credit.
Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”) (the “Order”), the Funds may
participate in an interfund lending program among Fund managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day's notice. During the year ended December 31, 2023, none of the Funds engaged in interfund lending.
JPMorgan provides earnings credits for cash balances maintained in U.S. 130/30’s custody accounts, which are used to offset custody fees of the Fund. Credits earned, if any, are presented in the Statements of Operations.
Combined Fee Schedule
Up to $25 billion 0.025%
$25 billion and more 0.020

100 - Notes to Financial Statements - December 31, 2023 - 1940 Act Funds
5. Investment Transactions
For the year ended December 31, 2023, purchases and sales of securities (excluding short-term securities) were as follows:
6. Portfolio Investment Risks
(a) Risks Associated with Foreign Securities and Currencies
Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S.
issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.
Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.
(b) Risks Associated with REIT and Real Estate Investments
Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.
7. Indemnifications
Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its
Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications.
The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust.
Based on experience, however, the Trust expects the risk of loss to be remote.
8. New Accounting Pronouncements and Other Matters
On October 26, 2022, the SEC adopted a final rule relating to Tailored Shareholder Reports. Tailored Shareholder Reports are
concise and visually engaging streamlined annual and semiannual reports that will focus on fund expenses, performance, certain portfolio holdings, and certain other retail-oriented information. Additional in-depth information is available online and for delivery free of charge to investors on request. The rule became effective in January 2023 and there is an 18-month transition period after the effective date with a compliance date of July 2024. Management is currently evaluating the implications of the changes and the impact on financial statement disclosures and reporting requirements.
On September 20, 2023, the SEC adopted amendments to the current rule regarding registered fund names, as well as certain forms and disclosure requirements. The amendments are intended to modernize and enhance the investor protections provided by Rule 35d-1 under the 1940 Act given the important information that fund names can convey to investors. Management is currently evaluating the implications of the new rule and the impact on the Funds’ financial statement disclosures and reporting requirements.
9. Recaptured Brokerage Commissions
The Funds have entered into agreements with brokers whereby the brokers will return a portion of the Funds’ brokerage commissions on behalf of certain Funds. Such amounts, under such agreements, are included in net realized gains (losses) from transactions in investment securities presented in the Funds’ Statements of Operations.
Fund Purchases Sales
GS Emerging Markets $ 1,000,082,986 $ 765,028,460
GS International 1,130,522,280 1,284,409,930
GS Large Cap 4,290,700,282 4,863,799,819
GS Small Cap 326,907,730 367,333,649
U.S. 130/30 665,121,432 954,877,257

1940 Act Funds - December 31, 2023 - Notes to Financial Statements - 101
During the year ended December 31, 2023, the Funds did not recapture any brokerage commissions.
10. Federal Tax Information
The tax character of distributions paid during the year ended December 31, 2023 was as follows:
The tax character of distributions paid during the year ended December 31, 2022 was as follows:
As of December 31, 2023, the components of accumulated earnings/(deficit) on a tax basis were as follows:
As of December 31, 2023, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/
(depreciation) for each Fund was as follows:
Distributions paid from
Fund
Ordinary
Income*
Net Long-Term
Capital Gains
Total Taxable
Distributions
Return of
Capital
Total
Distributions
Paid
GS Emerging Markets $ 15,671,729 $ – $ 15,671,729 $ – $ 15,671,729
GS International 23,723,838 – 23,723,838 – 23,723,838
GS Large Cap 19,297,861 – 19,297,861 – 19,297,861
GS Small Cap 2,153,283 – 2,153,283 – 2,153,283
U.S. 130/30 165,856,795 123,969,568 289,826,363 – 289,826,363
* Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.
Distributions paid from
Fund
Ordinary
Income*
Net Long-Term
Capital Gains
Total Taxable
Distributions
Return of
Capital
Total
Distributions
Paid
GS Emerging Markets $ 113,006,866 $ 7,527,708 $ 120,534,574 $ – $ 120,534,574
GS International 41,444,675 45,107,821 86,552,496 – 86,552,496
GS Large Cap 415,125,947 216,715,649 631,841,596 – 631,841,596
GS Small Cap 35,818,282 17,908,570 53,726,852 – 53,726,852
U.S. 130/30 131,205,515 121,673,364 252,878,879 – 252,878,879
* Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.
Fund
Undistributed
Ordinary Income
Undistributed
Long-Term
Capital Gains
Accumulated
Earnings
Distributions
Payable
Accumulated
Capital and Other
Losses
Unrealized
Appreciation/
(Depreciation)*
Total Accumulated
Earnings (Deficit)
GS Emerging Markets $ 18,123,102 $ – $ 18,123,102 $ – $ (89,361,121) $ 19,284,254 $ (51,953,765)
GS International 21,262,799 – 21,262,799 – (56,743,121) 85,613,476 50,133,154
GS Large Cap 5,584,449 20,004,864 25,589,313 – – 420,237,674 445,826,987
GS Small Cap 363,242 – 363,242 – (25,310,015) 29,211,160 4,264,387
U.S. 130/30 5,937,930 61,881,473 67,819,403 – – 179,179,193 246,998,596
* The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.
Fund
Tax Cost of
Investments
Unrealized
Appreciation
Unrealized
Depreciation
Net Unrealized
Appreciation/
(Depreciation)
GS Emerging Markets $ 727,652,955 $ 62,937,631 $ (40,565,722) $ 22,371,909
GS International 660,430,747 94,504,994 (9,237,867) 85,267,127
GS Large Cap 1,768,663,956 443,562,609 (23,324,936) 420,237,673
GS Small Cap 233,159,282 37,158,608 (7,947,448) 29,211,160
U.S. 130/30 715,573,877 199,053,437 (19,874,244) 179,179,193

102 - Notes to Financial Statements - December 31, 2023 - 1940 Act Funds
As of December 31, 2023, for federal income tax purposes, the Funds have capital loss carryforwards available to offset future capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions. Capital loss carryforwards do not expire. The following table represents capital loss carryforwards available as of December 31, 2023.
During the year ended December 31, 2023, the Funds had capital loss carryforwards that were utilized and are no longer eligible to offset future capital gains, if any, in the following amounts.
11. Subsequent Events
Management has evaluated the impact of subsequent events on the Funds and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.
Fund Amount
GS Emerging Markets $ (89,361,121)
GS International (56,743,121)
GS Small Cap (25,310,015)
Fund Utilized
GS International $ 36,492,312
GS Large Cap 101,160,327
GS Small Cap 5,424,783

1940 Act Funds - December 31, 2023 - Report of Independent Registered Public Accounting Firm - 103
To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT GS Emerging Markets
Equity Insights Fund, NVIT GS International Equity Insights Fund, NVIT GS Large Cap Equity Fund, NVIT GS Small Cap
Equity Insights Fund and NVIT U.S. 130/30 Equity Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the statements of investments, of NVIT GS
Emerging Markets Equity Insights Fund, NVIT GS International Equity Insights Fund, NVIT GS Large Cap Equity Fund, NVIT GS
Small Cap Equity Insights Fund and NVIT U.S. 130/30 Equity Fund (five of the funds constituting Nationwide Variable Insurance
Trust, hereafter collectively referred to as the "Funds") as of December 31, 2023, the related statements of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31,
2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2023 and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the
Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting
Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the
U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 19, 2024
We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

104 - Supplemental Information - December 31, 2023 - 1940 Act Funds
NVIT Allspring Discovery Fund
NVIT Amundi Multi Sector Bond Fund
NVIT AQR Large Cap Defensive Style Fund
NVIT BlackRock Equity Dividend Fund
NVIT BlackRock Managed Global Allocation Fund
NVIT BNY Mellon Core Plus Bond Fund
NVIT BNY Mellon Dynamic U.S. Core Fund
NVIT BNY Mellon Dynamic U.S. Equity Income Fund
NVIT Calvert Equity Fund (formerly, NVIT BNY Mellon Sustainable U.S. Equity Fund)
NVIT Columbia Overseas Value Fund
NVIT Core Bond Fund
NVIT DoubleLine Total Return Tactical Fund
NVIT Emerging Markets Fund
NVIT Federated High Income Bond Fund
NVIT Government Bond Fund
NVIT Government Money Market Fund
NVIT GS Emerging Markets Equity Insights Fund
NVIT GS International Equity Insights Fund
NVIT GS Large Cap Equity Fund  (formerly, NVIT GS Large Cap Equity Insights Fund)
NVIT GS Small Cap Equity Insights Fund
NVIT International Equity Fund
NVIT iShares
®
Fixed Income ETF Fund
NVIT iShares
®
Global Equity ETF Fund
NVIT J.P. Morgan Digital Evolution Strategy Fund
NVIT J.P. Morgan Innovators Fund
NVIT J.P. Morgan Large Cap Growth Fund
NVIT J.P. Morgan Mozaic
SM
Multi-Asset Fund
NVIT J.P. Morgan U.S. Equity Fund
NVIT J.P. Morgan US Technology Leaders Fund
NVIT Jacobs Levy Large Cap Core Fund (formerly, NVIT Neuberger Berman Multi Cap Opportunities Fund)
NVIT Jacobs Levy Large Cap Growth Fund
NVIT Loomis Short Term Bond Fund (formerly, NVIT Short Term Bond Fund)
NVIT Managed American Funds Asset Allocation Fund
NVIT Managed American Funds Growth-Income Fund
NVIT NS Partners International Focused Growth Fund
NVIT Real Estate Fund
NVIT U.S. 130/30 Equity Fund
Continuation of Advisory (and Sub-Advisory) Agreements
The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (each, a “Sub-Adviser”)
(together, the “Advisory Agreements”) must be approved for each series of the Trust (individually, a “Fund” and collectively, the
“Funds”) for an initial term no longer than two years, and may continue in effect thereafter only if such continuation is approved at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the
“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.
The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider, at each meeting, factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring, and the services and support provided to the Fund and its shareholders.
Although the Board considers the renewal of the Advisory Agreements for all of the Nationwide mutual funds at the same meetings, the Board considers each Fund’s investment advisory and sub-advisory relationships separately.
In preparation for the Board’s meetings in 2023 to consider the continuation of the Advisory Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included:

1940 Act Funds - December 31, 2023 - Supplemental Information - 105
• A summary report for each Fund that sets out a variety of information regarding the Fund, including average net assets, performance, expense, and profitability information for the past three years.
• Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2023)
compared with a performance universe created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups created by Broadridge of similar or peer group funds. (Where information was unavailable or limited in respect of the largest share class, the Board in certain cases considered supplemental information regarding another share class.) An independent consultant retained by the Independent Trustees provided input to Broadridge as to the composition of the various performance universes, expense groups, and peer funds.
• Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation.
• Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements. The
Trustees recognized that the use of different reasonable methodologies, including among other things calculation and allocation of related expenses, can give rise to different measures of reported profit and loss. For Sub-Advisers not affiliated with the
Adviser, the Trustees did not consider profitability data or information as to the fees a Sub-Adviser charges to other clients to be a determinative factor.
• Information from the Adviser regarding economies of scale and breakpoints, including information provided by the Adviser as to the circumstances under which specific actions intended to share the benefits of economies of scale might be appropriate.
The Adviser may not have been able to, or might have opted not to, provide information in response to certain information requests, in which case the Trustees conducted their evaluation based on information that was provided. In such cases, the
Trustees determined that the omission of any such information was not material to its considerations.
The Trustees met with representatives of the Adviser at the Trustees’ regular quarterly meetings in September and December 2023 to discuss matters related to the continuation of the Advisory Agreements. In addition, the Trustees met separately with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in October and in November, to review information and materials provided to them, and to formulate requests for additional information. The Trustees submitted supplemental information requests to the Adviser following each meeting with Independent Legal Counsel. At the Trustees’ regular quarterly meeting in
December 2023, the Trustees met to give final consideration to information bearing on the continuation of the Advisory Agreements.
The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and
Independent Legal Counsel regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.
In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser. In evaluating the Advisory Agreements for the
Funds, the Trustees also reviewed information provided by the Adviser concerning the following, among other things:
• The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers.
• The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place.
• The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis.
• The Adviser’s and Sub-Advisers’ personnel and methods; changes in the Adviser’s senior management personnel; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel;
the Adviser’s and Sub-Advisers’ investment processes; the Adviser’s risk assessment and risk management capabilities; and the
Adviser’s valuation and valuation oversight capabilities.

106 - Supplemental Information - December 31, 2023 - 1940 Act Funds
• The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the
Sub-Advisers.
• Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, among other things, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, fees or other payments relating to shareholder servicing or sub-
transfer agency services provided by or through the Adviser or its affiliates, enhanced relationships with large financial concerns that serve, or whose affiliates serve, as sub-advisers or other service providers to one or more of the Funds.
Based on information provided by Broadridge and the Adviser, the Trustees reviewed expense information for each of the Funds and the total return investment performance of each of the Funds, as well as the performance of the Funds’ peer groups over various time periods.
The Trustees considered that NVIT Allspring Discovery Fund, NVIT AQR Large Cap Defensive Style Fund, NVIT BNY Mellon Core
Plus Bond Fund, NVIT BNY Mellon Dynamic U.S. Core Fund, NVIT BNY Mellon Dynamic U.S. Equity Income Fund, NVIT Core
Bond Fund, NVIT Emerging Markets Fund, NVIT GS Emerging Markets Equity Insights Fund, NVIT GS Large Cap Equity Insights
Fund, NVIT GS Small Cap Equity Insights Fund, NVIT International Equity Fund, NVIT iShares
®
Fixed Income ETF Fund, NVIT
iShares
®
Global Equity ETF Fund, NVIT J.P. Morgan Digital Evolution Strategy Fund, NVIT J.P. Morgan Innovators Fund, NVIT
J.P. Morgan Large Cap Growth Fund, NVIT J.P. Morgan Mozaic
SM
Multi-Asset Fund, NVIT J.P. Morgan U.S. Equity Fund, NVIT J.P.
Morgan US Technology Leaders Fund, NVIT Real Estate Fund, and NVIT Loomis Short Term Bond Fund were each shown to pay actual management fees and to have total expense ratios (including 12b-1/non-12b-1 fees) at levels lower than or equal to their peer group medians. The Trustees determined that the expense information of each of the foregoing Funds was consistent with the continuation of the Fund’s Advisory Agreement.
With respect to NVIT Amundi Multi Sector Bond Fund, NVIT Calvert Equity Fund, NVIT DoubleLine Total Return Tactical Fund,
NVIT Federated High Income Bond Fund, NVIT Government Bond Fund, NVIT GS International Equity Insights Fund, NVIT
Jacobs Levy Large Cap Core Fund, NVIT Managed American Funds Asset Allocation Fund the Trustees considered that, although each Fund was shown to pay actual management fees at a level equal to or higher than its peer group median, its total expense ratio (including 12b-1/non-12b-1 fees) was at a level equal to or lower than the Fund’s peer group median (or, in the case of the total expense ratio of NVIT Columbia Overseas Value Fund, NVIT NS Partners International Focused Growth Fund and NVIT U.S.
130/30 Equity Fund, within what the Trustees considered a generally acceptable range of the Fund’s peer group median) and the level of the Fund’s actual management fee was not so high, in the Trustees’ judgment, as to be inconsistent with continuation of its Advisory Agreements.
For the Funds above, the Trustees also considered each Fund’s investment performance. They noted that, with the exception of the Funds referred to below in this paragraph and the next 13 paragraphs, each of the Funds was shown to have experienced three-year performance for the period ended June 30, 2023 (or the two-year period with respect to NVIT GS Emerging Markets
Equity Insights Fund, which commenced operations in July 2020) at or above its performance universe median, or below the median but within the top three comparative quintiles.
With respect to NVIT J.P. Morgan Digital Evolution Strategy Fund, NVIT J.P. Morgan Innovators Fund, NVIT J.P. Morgan Large
Cap Growth Fund, and NVIT J.P. Morgan US Technology Leaders Fund, the Trustees considered that the Funds had been organized in 2022 and did not yet have two years of performance.
With respect to NVIT Allspring Discovery Fund, the Trustees noted that the Fund had experienced three-year performance in the fifth quintile of its performance universe and considered the Adviser’s statements that the Fund’s underperformance was primarily attributable to challenging market conditions for the Sub-Adviser’s investment process that invests in high growth companies, particularly in calendar years 2021 and 2022. In this regard, the Trustees noted that the investment performance for the Fund had improved to the second quintile of its performance universe for the one-year and three-month periods ended June 30, 2023.
The Trustees have also designated the Fund as subject to heightened review by the Trustees in the coming year in light of its investment performance.
With respect to NVIT AQR Large Cap Defensive Style Fund, the Trustees noted that, for the periods ended June 30, 2023, the
Fund had experienced three-year performance in the fifth quintile of its performance universe, two-year performance in the second quintile of its performance universe, and one-year performance in the fifth quintile of its performance universe. The Trustees considered the Adviser’s statements that the Sub-Adviser’s focus on delivering superior risk-adjusted returns means that the
Fund’s performance will lag in up markets, particularly in strong bull markets such as those that occurred in 2020 and 2023.
In this regard, the Trustees noted that the Fund’s performance for the 2022 calendar year had ranked in the first quintile of its

1940 Act Funds - December 31, 2023 - Supplemental Information - 107
performance universe. The Trustees also considered that the Fund has been designated to be subject to heightened review by the
Trustees in the coming year in light of its investment performance.
With respect to NVIT BNY Mellon Dynamic U.S. Core Fund, the Trustees noted that the Fund had experienced three-year performance in the fourth quintile of its performance universe and considered the Adviser’s statements that the Fund’s underperformance was primarily attributable to challenging market conditions for the Sub-Adviser’s investment process, particularly in calendar year 2022.
In this regard, the Trustees noted that the Fund had ranked in the first quintile of its performance universe for the calendar year
2021 and the Fund’s performance had improved to the third quintile of its performance universe for the one-year period ended
June 30, 2023.
With respect to NVIT DoubleLine Total Return Tactical Fund, the Trustees noted that the Fund had experienced three-year performance in the fourth quintile of its performance universe and considered that the investment performance for the Fund had improved to the third quintile of its performance universe for the one-year period ended June 30, 2023. The Trustees also considered that the Fund has been designated to be subject to heightened review by the Trustees in the coming year in light of its investment performance.
With respect to NVIT Calvert Equity Fund, the Trustees noted that the Fund had experienced three-year performance in the fifth quintile of its performance universe and considered that as of March 2023, the Fund’s prior subadviser had been replaced and that additional time was necessary to evaluate the Fund’s performance under the new Sub-Adviser.
With respect to NVIT Core Bond Fund, the Trustees noted that the Fund had experienced three-year performance in the fourth quintile of its performance universe and considered the Adviser’s statements that the Fund’s underperformance was primarily attributable to the Fund’s overweight positions in longer duration investment grade corporate credit and high yield and the steps taken by the Sub-Adviser in 2023 to address the Fund’s performance. The Trustees also considered that the Fund has been designated to be subject to heightened review by the Trustees in the coming year in light of its investment performance.
With respect to NVIT Emerging Markets Fund, the Trustees noted that the Fund had experienced three-year performance in the fifth quintile of its performance universe and considered the Adviser’s statements that underperformance was primarily attributable to prior sub-advisers to the Fund. The Trustees noted that the Fund’s Sub-Adviser assumed management of a portion of the Fund’s assets in September 2021 and became the sole sub-adviser of the Fund in June 2023. The Trustees also considered that the Fund has been designated to be subject to heightened review by the Trustees in the coming year in light of its investment performance.
With respect to NVIT Federated High Income Bond Fund, the Trustees noted that the Fund had experienced three-year performance in the fourth quintile of its performance universe and considered the Adviser’s statements that the underperformance was primarily attributable to volatility in the markets that began in the first quarter of 2021 through 2022. In this regard, the Trustees noted that the investment performance for the Fund had improved to the second quintile of its performance universe for the three-month period ended June 30, 2023. The Trustees also considered that the Fund has been designated to be subject to heightened review by the Trustees in the coming year in light of its investment performance.
With respect to NVIT GS Large Cap Equity Insights Fund, the Trustees noted that, for the periods ended June 30, 2023, the Fund had experienced three-year performance in the fourth quintile of its performance universe, two-year performance in the third quintile of its performance universe, and one-year performance in the fourth quintile of its performance universe. The Trustees considered changes that the Adviser had made to add a qualitative-based strategy from the Sub-Adviser in an effort to improve the Fund’s performance.
With respect to NVIT GS Small Cap Equity Insights Fund, the Trustees noted that the Fund had experienced three-year performance in the fourth quintile of its performance universe and considered that the investment performance for the Fund had improved to the second quintile of its performance universe for the one-year period ended June 30, 2023. The Trustees also considered that the Fund has been designated to be subject to heightened review by the Trustees in the coming year in light of its investment performance.
With respect to NVIT iShares
®
Fixed Income ETF Fund, the Trustees noted that, for the periods ended June 30, 2023, the Fund had experienced three-year performance in the fourth quintile of its performance universe, two-year performance in the third quintile of its performance universe, and one-year performance in the fifth quintile of its performance universe. The Trustees considered the Adviser’s statements that the Fund’s underperformance relative to its index was within the Adviser’s expectations because the Fund gross performance exceeded its index by 15 basis points for the three-year period ended June 30, 2023.
With respect to NVIT NS Partners International Focused Growth Fund, the Trustees noted that the Fund had experienced three-year performance in the fifth quintile of its performance universe and considered the Adviser’s statements that the underperformance

108 - Supplemental Information - December 31, 2023 - 1940 Act Funds
was primarily attributable to the Fund’s prior sub-adviser that was replaced in August 2022. The Trustees also considered that the Fund has been designated to be subject to heightened review by the Trustees in the coming year in light of its investment performance.
The Trustees determined that the performance information of each of the foregoing Funds was consistent with the continuation of the Fund’s Advisory Agreement.
With respect to NVIT J.P. Morgan Mozaic
SM
Multi-Asset Fund, the Trustees noted that the Fund had experienced three-year performance in the fifth quintile of its performance universe and considered that on December 6, 2023, the Board approved the liquidation of the Fund effective in April 2024, subject to shareholder approval. The Trustees determined that the performance information of the Fund was consistent with the continuation of the Fund’s Advisory Agreement for the period until its liquidation.
The Trustees considered that certain Funds compared unfavorably with their peers on the basis of both expenses and performance records. With respect to NVIT Blackrock Equity Dividend Fund, the Trustees noted that although the Fund was shown to have a total expense ratio (including 12b-1/non-12b-1 fees) in the fifth quintile of its peer group, it was shown to pay actual management fees at a level lower than its peer group median. The Trustees also considered that the Fund’s total expense ratio (including 12b-
1/non-12b-1 fees) with respect to Class I shares ranked in the first quintile its peer group. The Trustees considered the Adviser’s statements that many investors make an active choice to invest in the Fund in light of the fact that it is subadvised by BlackRock
Investment Management. With respect to the Fund’s performance, the Trustees noted that the Fund had experienced three-year performance in the fourth quintile of its performance universe and considered that the investment performance for the Fund had improved to the second quintile of its performance universe for the one-year period ended June 30, 2023. The Trustees also considered that the Fund has been designated to be subject to heightened review by the Trustees in the coming year in light of its investment performance. The Trustees determined on the basis of all of the information presented to them that the expense and performance information of the Fund, and other factors considered by them, were consistent with the continuation of the Fund’s
Advisory Agreement.
With respect to NVIT BlackRock Managed Global Allocation Fund, the Trustees noted that the Fund was shown to have a total expense ratio (including 12b-1/non-12b-1 fees) and to pay actual management fees in the fourth quintile of its peer group. The
Trustees noted that a significant portion of the Fund’s expenses were represented by underlying fund expenses and considered the Adviser’s statements that many investors make an active choice to invest in the Fund because it provides exposure to an underlying fund managed by BlackRock Investment Management. The Trustees also considered the Adviser’s statements that mutual funds with a volatility overlay generally have higher expenses compared to mutual funds without a volatility overlay and the Fund’s peer group was comprised of a mixture of funds, including peers without a volatility overlay. With respect to the Fund’s performance, the Trustees noted that the Fund had experienced three-year performance in the fifth quintile of its performance universe and considered the Adviser’s statements that the volatility overlay that is part of the Fund’s investment strategy will have the effect of causing the Fund to underperform its peers under various market conditions including recent market conditions, but that the overlay is performing as intended. The Trustees determined on the basis of all of the information presented to them that the expense and performance information of the Fund, and other factors considered by them, were consistent with the continuation of the Fund’s Advisory Agreement.
With respect to NVIT Government Money Market Fund, the Trustees considered that the Fund was shown to have experienced three-year performance for the period ended June 30, 2023, above its performance universe median, in the third quintile of its performance universe. The Trustees noted that the Fund was shown to pay actual management fees at a level higher than its peer group median, in the fourth quintile, and that the Fund’s total expense ratio (including 12b-1/non-12b-1 fees) was in the fourth quintile of its peer group. The Trustees considered the Adviser’s statements as to the amount of waivers in place to maintain a yield for peer money market funds and that comparative expense rankings were expected to improve in a normalized interest rate environment. The Trustees determined on the basis of all of the information presented to them that the expense and performance information of the Fund, and other factors considered by them, were consistent with the continuation of the Fund’s Advisory
Agreement.
With respect to NVIT Jacobs Levy Large Cap Growth Fund, the Trustees noted that although the Fund was shown to have a total expense ratio (including 12b-1/non-12b-1 fees) in the fifth quintile of its peer group, it was shown to pay actual management fees at a level lower than its peer group median. The Trustees also considered that the Fund’s total expense ratio (including 12b-1/non-
12b-1 fees) with respect to Class I shares ranked in the first quintile its peer group. The Trustees considered that on December 6,
2023, the Board approved (i) a reduction in the contractual investment advisory paid with respect to the Fund, (ii) an amendment to the Fund’s expense limitation agreement reducing the Fund’s expense limitation and (iii) an amendment to the Administrative
Services Agreement, which the Adviser stated would have a combined effect of reducing the Fund’s annual operating expenses by
11 basis points. With respect to the Fund’s performance, the Trustees considered that the Fund was shown to have experienced

1940 Act Funds - December 31, 2023 - Supplemental Information - 109
three-year performance for the period ended June 30, 2023, above its performance universe median, in the first quintile of its performance universe.
With respect to NVIT Managed American Funds Growth & Income Fund, the Trustees noted that although the Fund was shown to have a total expense ratio (including 12b-1/non-12b-1 fees) in the fifth quintile of its peer group, it was shown to pay actual management fees at a level lower than its peer group median. The Trustees considered the Adviser’s statements that mutual funds with a volatility overlay generally have higher expenses compared to mutual funds without a volatility overlay and the Fund’s peer group was comprised of a mixture of funds, including peers without a volatility overlay. With respect to the Fund’s performance, the Trustees noted that the Fund had experienced three-year performance in the fifth quintile of its performance universe and considered the Adviser’s statements that the volatility overlay that is part of the Fund’s investment strategy will have the effect of causing the Fund to underperform its peers under various market conditions including recent market conditions, but that the overlay is performing as intended. The Trustees determined on the basis of all of the information presented to them that the expense and performance information of the Fund, and other factors considered by them, were consistent with the continuation of the Fund’s Advisory Agreement.
The Trustees considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that each Fund’s advisory fee rate schedule, with the exception of NVIT
Blackrock Managed Global Allocation Fund, NVIT iShares
®
Fixed Income ETF Fund, NVIT iShares
®
Global Equity ETF Fund, NVIT
J.P. Morgan Mozaic
SM
Multi-Asset Fund, and NVIT J.P. Morgan U.S. Equity Fund, is subject to contractual advisory fee breakpoints.
The Trustees determined to continue to monitor the fees paid by the Funds without breakpoints to determine whether breakpoints might in the future become appropriate, as their assets grow. The Board also considered the extent to which economies of scale realized by the Adviser or the relevant Sub-Advisers could be shared with a Fund through fee waivers, expense reimbursements, or other expense reductions.
Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their meeting in December 2023.
Other Federal Tax Information
For the year ended December 31, 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2023 Form 1099-DIV.
For the taxable year ended December 31, 2023, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:
The Funds designate the following amounts, or the maximum amount allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 20% income tax rate for individuals:
Fund
Dividends Received
Deduction
GS Emerging Markets 0.20%
GS International –
GS Large Cap 100.00
GS Small Cap 67.66
U.S. 130/30 11.55
Fund Amount
GS Emerging Markets $ –
GS International –
GS Large Cap –
GS Small Cap –
U.S. 130/30 123,969,568

110 - Supplemental Information - December 31, 2023 - 1940 Act Funds
Certain Funds have derived net income from sources within foreign countries. As of December 31, 2023, the foreign source income for each Fund was as follows:
Certain Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of
December 31, 2023, the foreign tax credit for each Fund was as follows:
Fund Amount Per Share
GS Emerging Markets $ 12,909,254 $ 0.1384
GS International 22,667,870 0.3072
GS Large Cap – –
GS Small Cap – –
U.S. 130/30 – –
Fund Amount Per Share
GS Emerging Markets $ 3,092 ,259 $ 0.0332
GS International 1,562,549 0.0212
GS Large Cap – –
GS Small Cap – –
U.S. 130/30 – –

1940 Act Funds - December 31, 2023 - Management Information - 111
Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position, and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are sixty-
nine (69) series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o
Nationwide Fund Advisors, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.
Independent Trustees
Kristina Junco Bradshaw
Year of Birth Positions Held with Trust and Length of Time
Served
1
Number of Portfolios Overseen in the
Nationwide Fund Complex
1980 Trustee since January 2023 117
Principal Occupation(s) During the Past Five Years (or longer)
Retired. Ms. Bradshaw was a Portfolio Manager on the Dividend Value team at Invesco from August 2006 to August 2020. Prior to this time, Ms.
Bradshaw was an investment banker in the Global Energy & Utilities group at Morgan Stanley from June 2002 to July 2004.
Other Directorships Held During the Past Five Years
2
Board Member of Southern Smoke Foundation from August 2020 to present, Advisory Board Member of Dress for Success from April 2013 to present,
Trustee/Executive Board Member of Houston Ballet from September 2011 to present and President since July 2022, and Board Member of Hermann
Park Conservancy from August 2011 to present, serving as Board Chair since 2020.
Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Bradshaw has significant board experience; significant portfolio management experience in the investment management industry and is a
Chartered Financial Analyst.
Lorn C. Davis
Year of Birth Positions Held with Trust and Length of Time
Served
1
Number of Portfolios Overseen in the
Nationwide Fund Complex
1968 Trustee since January 2021 117
Principal Occupation(s) During the Past Five Years (or longer)
Mr. Davis has been a Managing Partner of College Hill Capital Partners, LLC (private equity) since June 2016. From September 1998 until May 2016,
Mr. Davis originated and managed debt and equity investments for John Hancock Life Insurance Company (U.S.A.)/Hancock Capital Management,
LLC, serving as a Managing Director from September 2003 through May 2016.
Other Directorships Held During the Past Five Years
2
Board Member of Outlook Group Holdings, LLC from July 2006 to May 2016, serving as Chair to the Audit committee and member of the Compensation
Committee, Board Member of MA Holdings, LLC from November 2006 to October 2015, Board Member of IntegraColor, Ltd. from February 2007 to
September 2015, Board Member of The Pine Street Inn from 2009 to present, currently serving as Chair of the Board, Member of the Advisory Board
(non-fiduciary) of Mearthane Products Corporation from September 2019 to present, and Board Member of The College of Holy Cross since July 2022.
Experience, Qualifications, Attributes, and Skills for Board Membership
Mr. Davis has significant board experience, significant past service at a large asset management company and significant experience in the investment management industry. Mr. Davis is a Chartered Financial Analyst and earned a Certificate of Director Education from the National Association of
Corporate Directors in 2008.
Barbara I. Jacobs
Year of Birth Positions Held with Trust and Length of Time
Served
1
Number of Portfolios Overseen in the
Nationwide Fund Complex
1950 Trustee since December 2004 117
Principal Occupation(s) During the Past Five Years (or longer)
Retired. From 1988 through 2003, Ms. Jacobs was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance
and Annuity Association—College Retirement Equities Fund). Ms. Jacobs also served as Chairman of the Board of Directors of KICAP Network Fund, a
European (United Kingdom) hedge fund, from January 2001 through January 2006.
Other Directorships Held During the Past Five Years
2
Trustee and Board Chair of Project Lede from 2013 to present.
Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Jacobs has significant board experience and significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth Positions Held with Trust and Length of Time
Served
1
Number of Portfolios Overseen in the
Nationwide Fund Complex
1964 Trustee since March 2012; Chairman since
January 2021
117
Principal Occupation(s) During the Past Five Years (or longer)
Mr. Karlawish is a Senior Director of Wealth Management with Curi Capital which acquired Park Ridge Asset Management, LLC in August 2022. Prior
to this time, Mr. Karlawish was a partner with Park Ridge Asset Management, LLC since December 2008 and also served as a portfolio manager. From
May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and
BB&T Variable Insurance Funds from February 2005 until October 2008.
Other Directorships Held During the Past Five Years
2
None
Experience, Qualifications, Attributes, and Skills for Board Membership
Mr. Karlawish has significant board experience, including past service on the boards of BB&T Mutual Funds and BB&T Variable Insurance Funds;
significant executive experience, including past service at a large asset management company and significant experience in the investment management industry.

112 - Management Information - December 31, 2023 - 1940 Act Funds
Interested Trustee
Carol A. Kosel
Year of Birth Positions Held with Trust and Length of Time
Served
1
Number of Portfolios Overseen in the
Nationwide Fund Complex
1963 Trustee since March 2013 117
Principal Occupation(s) During the Past Five Years (or longer)
Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President,
Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.
Other Directorships Held During the Past Five Years
2
None
Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Kosel has significant board experience, including past service on the boards of Evergreen Funds and Sun Capital Advisers Trust; significant executive experience, including past service at a large asset management company and significant experience in the investment management industry.
Douglas F. Kridler
Year of Birth Positions Held with Trust and Length of Time
Served
1
Number of Portfolios Overseen in the
Nationwide Fund Complex
1955 Trustee since September 1997 117
Principal Occupation(s) During the Past Five Years (or longer)
Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $2.5 billion community foundation with
2,000 funds in 55 Ohio counties and 37 states in the U.S.
Other Directorships Held During the Past Five Years
2
None
Experience, Qualifications, Attributes, and Skills for Board Membership
Mr. Kridler has significant board experience; significant executive experience, including service as President and Chief Executive Officer of one of
America’s largest community foundations and significant service to his community and the philanthropic field in numerous leadership roles.
Charlotte Tiedemann Petersen
Year of Birth Positions Held with Trust and Length of Time
Served
1
Number of Portfolios Overseen in the
Nationwide Fund Complex
1960 Trustee since January 2023 117
Principal Occupation(s) During the Past Five Years (or longer)
Self-employed as a private real estate investor/principal since January 2011. Ms. Petersen served as Chief Investment Officer at Alexander Capital
Management from April 2006 to December 2010. From July 1993 to June 2002, Ms. Petersen was a Portfolio Manager, Partner, and Management
Committee member of Denver Investment Advisors LLC.
Other Directorships Held During the Past Five Years
2
Investment Committee for the University of Colorado Foundation from February 2015 to June 2022.
Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Petersen has significant board experience including past service as a Trustee of Scout Funds and Director of Fischer Imaging, where she chaired committees for both entities; significant experience in the investment management industry and is a Chartered Financial Analyst.
David E. Wezdenko
Year of Birth Positions Held with Trust and Length of Time
Served
1
Number of Portfolios Overseen in the
Nationwide Fund Complex
1963 Trustee since January 2021 117
Principal Occupation(s) During the Past Five Years (or longer)
Mr. Wezdenko is a Co-Founder of Blue Leaf Ventures (venture capital firm, founded May 2018). From November 2008 until December 2017, Mr.
Wezdenko was Managing Director of JPMorgan Chase & Co.
Other Directorships Held During the Past Five Years
2
Independent Trustee for National Philanthropic Trust from October 2021 to present. Board Director of J.P. Morgan Private Placements LLC from
January 2010 to December 2017.
Experience, Qualifications, Attributes, and Skills for Board Membership
Mr. Wezdenko has significant board experience; significant past service at a large asset and wealth management company and significant experience in the investment management industry.
M. Diane Koken
3
Year of Birth Positions Held with Trust and Length of Time
Served
1
Number of Portfolios Overseen in the
Nationwide Fund Complex
1952 Trustee since April 2019 117
Principal Occupation(s) During the Past Five Years (or longer)
Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from
1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming the Insurance Commissioner of Pennsylvania, she held multiple legal roles, including Vice President, General Counsel, and Corporate
Secretary of a national life insurance company.
Other Directorships Held During the Past Five Years
2
Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-2023, Director of
Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-2021,
Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of
Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.
Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Koken has significant board experience and significant executive, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and General Counsel of a national life insurance company.

1940 Act Funds - December 31, 2023 - Management Information - 113
1
Length of time served includes time served with the Trust’s predecessors. The tenure of each Trustee is subject to the Board’s retirement policy, which states that a Trustee shall retire from the Boards of Trustees of the Trusts effective on December 31 of the calendar year during which he or she turns
75 years of age; provided this policy does not apply to a person who became a Trustee prior to September 11, 2019.
2
Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of
Section 15(d) of the Exchange Act, which are required to be disclosed in the SAI. In addition, certain other directorships not meeting the requirements may be included for certain Trustees such as board positions on non-profit organizations.
3
Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.
Officers of the Trust
1
These positions are held with an affiliated person or principal underwriter of the Funds.
The Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available, without charge, upon request.
Shareholders may call 800-848-0920 to request the SAI.
Kevin T. Jestice
Year of Birth Positions Held with Funds and Length of Time Served
1980 President, Chief Executive Officer, and Principal Executive Officer since March 2023
Principal Occupation(s) During the Past Five Years (or longer)
Mr. Jestice is President and Chief Executive Officer of Nationwide Fund Advisors and is a Senior Vice President of Nationwide Mutual Insurance
Company.
=
1
He previously served as Vice President of Internal Sales and Service (ISS) and Institutional Investments Distribution (IID) for Nationwide
Financial Services, Inc. Prior to joining Nationwide in 2020, Mr. Jestice served as Principal, Head of Enterprise Advice and as Principal, Head of
Institutional Investor Services at The Vanguard Group, Inc. for more than 13 years.
Lee T. Cummings
Year of Birth Positions Held with Funds and Length of Time Served
1963 Senior Vice President and Head of Fund Operations since December 2015
Principal Occupation(s) During the Past Five Years (or longer)
Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Fund Advisors and is a Vice President of Nationwide Mutual
Insurance Company.
=
1
He previously served as the Trust’s Treasurer and Principal Financial Officer and served temporarily as the Trust’s President,
Chief Executive Officer, and Principal Executive Officer from September 2022 until March 2023.
David Majewski
Year of Birth Positions Held with Funds and Length of Time Served
1976 Treasurer and Principal Financial Officer since September 2022
Principal Occupation(s) During the Past Five Years (or longer)
Mr. Majewski previously served as the Trust’s Assistant Secretary and Assistant Treasurer.
Kevin Grether
Year of Birth Positions Held with Funds and Length of Time Served
1970 Senior Vice President and Chief Compliance Officer since December 2021
Principal Occupation(s) During the Past Five Years (or longer)
Mr. Grether is Senior Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual
Insurance Company.
=
1
He previously served as the VP, and Chief Compliance Officer for the Nationwide Office of Investments and its registered investment adviser, Nationwide Asset Management.
Stephen R. Rimes
Year of Birth Positions Held with Funds and Length of Time Served
1970 Secretary, Senior Vice President, and General Counsel since December 2019
Principal Occupation(s) During the Past Five Years (or longer)
Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Fund Advisors, and Vice President of Nationwide Mutual
Insurance Company.
=
1
He previously served as Assistant General Counsel for Invesco from 2000-2019.
Christopher C. Graham
Year of Birth Positions Held with Funds and Length of Time Served
1971 Senior Vice President, Head of Investment Strategies, Chief Investment Officer, and Portfolio
Manager since September 2016
Principal Occupation(s) During the Past Five Years (or longer)
Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Fund Advisors and is a Vice President of
Nationwide Mutual Insurance Company.
=
1
Benjamin Hoecherl
Year of Birth Positions Held with Funds and Length of Time Served
1976 Senior Vice President, Head of Business and Product Development since December 2023
Principal Occupation(s) During the Past Five Years (or longer)
Mr. Hoecherl is Senior Vice President, Head of Business and Product Development for Nationwide Fund Advisors and is a Vice President of Nationwide
Mutual Insurance Company.
=
1
He previously served as AVP for Nationwide ProAccount within Nationwide Retirement Solutions.

114 - Market Index Definitions - December 31, 2023 - 1940 Act Funds
Bloomberg
®
Emerging Markets Aggregate Bond Index (USD): A flagship hard currency Emerging Markets debt benchmark that includes fixed and floating-rate US dollar-denominated debt issued from sovereign, quasi-sovereign, and corporate emerging markets issuers.
Bloomberg
®
U.S. Municipal Index: An index based on USD-denominated long-term tax-exempt bond market. The Index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds.
Bloomberg
®
U.S. Aggregate Total Return Index (USD): Provides a measure of the performance of the U.S. dollar denominated investment grade bond market, including investment grade government bonds, investment grade corporate bonds, mortgage pass through securities, commercial mortgage-backed securities and asset backed securities that are publicly for sale in the United
States.
Bloomberg
®
U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-
grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).
Bloomberg
®
U.S. Corporate High Yield Bond Index: Measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody's, Fitch and S&P is Ba1/BB+/BB+ or below.
Bloomberg
®
U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-
yield corporate bonds, with a maximum allocation of 2% to any one issuer.
Bloomberg
®
U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-
securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues, and corporates.
Bloomberg
®
U.S. 10-20 Year Treasury Bond Index: Measures US dollar-denominated, fixed-rate, nominal debt issued by the US
Treasury with 10-20 years to maturity.
Bloomberg
®
U.S. Treasury Inflation-Protected Securities (TIPS) Index
SM
: An index that measures the performance of the US
Treasury Inflation Protected Securities (TIPS) market.
Bloomberg
®
Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-
through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association
(Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least one year.
Bloomberg
®
U.S. Government/Mortgage Index: Measures the performance of U.S. government bonds and mortgage-related securities, including Ginnie Maes, Freddie Macs, Hybrid ARMs, Fannie Maes, U.S. Treasuries and U.S. Agencies only. It is a subset of US Aggregate Index.
Note about Bloomberg
®
Indexes
Bloomberg
®
and its indexes are service marks of Bloomberg
®
Finance L.P. and its affiliates including Bloomberg
®
Index Services
Limited, the administrator of the index, and have been licenses for use for certain purposes by Nationwide. Bloomberg
®
is not
affiliated with Nationwide, and Bloomberg
®
does not approve, endorse, review, or recommend this product. Bloomberg
®
does not
guarantee the timeliness, accurateness, or completeness of any date or information relating to this product.
Citigroup Non-U.S. Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-
weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.
Citigroup U.S. Broad Investment-Grade Bond Index (USBIG
®
): An unmanaged, market capitalization-weighted index that
measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-
rate, U.S. Treasury, government-sponsored, collateralized, and corporate debt with remaining maturities of one year or more.

1940 Act Funds - December 31, 2023 - Market Index Definitions - 115
Citigroup U.S. High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay, and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.
Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.
Note about Citigroup Indexes
© 2024 Citigroup Index LLC. All rights reserved
Dow Jones U.S. Select Real Estate Securities Index
SM
(RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).
FTSE World ex U.S. Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.
FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.
Note about FTSE Indexes
Source: FTSE International Limited (“FTSE”) © FTSE 2024. “FTSE
®
” is a trademark of the London Stock Exchange Group
companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in
FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/
or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE's express written consent.
ICE BofA Merrill Lynch Current 5-Year U.S. Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.
ICE BofA Merrill Lynch Global High Yield Index (USD Hedged): An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-
grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or euro bond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds, and euros. The Index is hedged against the fluctuations of the constituent currencies versus the U.S. dollar.
ICE BofA Merrill Lynch Global High Yield Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or euro bond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds, and euros.
Note about ICE BofA Merrill Lynch Indexes
Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA
Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2024).
iMoneyNet Money Fund Average™ Government All Index: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.
JPM Emerging Market Bond Index (EMBI) Global Diversified Index: An unmanaged index that reflects the total returns of U.S.
dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.
J.P. Morgan Mozaic
SM
Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities, and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

116 - Market Index Definitions - December 31, 2023 - 1940 Act Funds
Note about JPMorgan Indexes
Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy.
The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan's prior written approval.
© 2024, JPMorgan Chase & Co. All rights reserved.
Morningstar
®
Lifetime Allocation Indexes: A series of unmanaged, multi-asset-class indexes designed to benchmark target-
date investment products. Each index is available in three risk profiles: aggressive, moderate, and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on the Lifetime Asset Allocation methodology developed by Ibbotson Associates, a
Morningstar company.
Morningstar
®
Target Risk Indexes: A series consisting of five asset allocation indexes that span the risk spectrum from conservative to aggressive. The securities selected for the asset allocation indexes are driven by the rules-based indexing methodologies that power Morningstar's comprehensive index family.
Aggressive Target Risk Index
Moderately Aggressive Target Risk Index
Moderate Target Risk Index
Moderately Conservative Target Risk Index
Conservative Target Risk Index
Note about Morningstar
®
Indexes
Neither any Morningstar company nor any of its information providers can guarantee the accuracy, completeness, timeliness, or correct sequencing of any of the information on this website, including, but not limited to, information originated by any Morningstar company, licensed by any Morningstar company from information providers, or gathered by any Morningstar company from other third-party sources (e.g., publicly available sources). ©2024 Morningstar
MSCI ACWI
®
: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.
MSCI ACWI
®
ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the
United States.
MSCI ACWI
®
ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by
MSCI; excludes the United States.
MSCI EAFE
®
Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and
Canada.
MSCI World ex USA Index
SM
: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM)
countries—excluding the United States. With 1,020 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France,
Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden,
Switzerland, and the United Kingdom.
MSCI World Index
SM
: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.
MSCI EAFE
®
Small Cap Index: An equity index which captures small cap representation across Developed Markets countries including Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands,
New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the UK around the world, excluding the U.S. and
Canada.

1940 Act Funds - December 31, 2023 - Market Index Definitions - 117
MSCI EAFE
®
Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the U.S. and
Canada.
MSCI Emerging Markets
®
Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.
Note about MSCI Indexes
MSCI cannot and does not guarantee the accuracy, validity, timeliness or completeness of any information or data made available to you for any particular purpose. Neither MSCI, nor any of its affiliates, directors, officers, or employees, nor its successors or assigns, nor any third-party vendor, will be liable or have any responsibility of any kind for any loss or damage that you incur.
© 2024 MSCI Inc. All rights reserved.
NYSE Arca Tech 100 Index: A price-weighted index composed of common stocks and American Depository Receipts (“ADRs”
a form of equity security that was created specifically to simplify foreign investing for American investor) of technology-related companies listed on U.S. stock exchanges. This Index is maintained by the New York Stock Exchange, but also includes stocks that trade on exchanges other than the NYSE.
Note about NYSE Arca Index
“Archipelago
®
”, “ARCA
®
”, “ARCAEX
®
”, “NYSE
®
“, “NYSE ARCA
SM
” and “NYSE Arca Tech 100
SM
” are trademarks of the NYSE Group,
Inc. and Archipelago Holdings, Inc. and have been licensed for use by Nationwide Fund Advisors, on behalf of the Nationwide
NYSE Arca Tech 100 Index Fund. The Nationwide NYSE Arca Tech 100 Index Fund is not sponsored, endorsed, sold, or promoted by Archipelago Holdings, Inc. or by NYSE Group, Inc. Neither Archipelago Holdings, Inc. nor NYSE Group, Inc. makes any representation or warranty regarding the advisability of investing in securities generally, the Nationwide NYSE Arca Tech 100 Index to track general stock market performance.
Russell 1000
®
Index: A stock market index that represents the 1000 top companies by market capitalization in the Russell 3000
Index in the United States.
Russell 1000
®
Equal Weight Technology Index: Russell's industry equal weight index methodology equally weights each industry within the index and then equally weights the companies within each industry. Provides greater diversification benefits than traditional equal weighted indexes.
Russell 1000
®
Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000
®
Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 1000
®
Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the
U.S. equity universe; includes those Russell 1000
®
Index companies with lower price-to-book ratios and lower forecasted growth values.
Russell 2000
®
Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000
®
Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 2000
®
Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.
Russell 2000
®
Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the
U.S. equity universe; includes those Russell 2000
®
Index companies with lower price-to-book ratios and lower forecasted growth values.
Russell 2500
TM
Growth Index: An unmanaged index that measures the performance of the small to mid-cap growth segment of the US equity universe. Includes companies with higher growth earning potential.
Russell 3000
®
Growth Index: A market-capitalization weighted index based on the Russell 3000 Index. Includes companies that show signs of above-average growth.

118 - Market Index Definitions - December 31, 2023 - 1940 Act Funds
Russell 3000
®
Index: a capitalization-weighted stock market index, maintained by FTSE Russell, that seeks to be a benchmark of the entire U.S stock market.
Russell Midcap
®
Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap
®
Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell Midcap
®
Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap
®
Index companies with lower price-to-book ratios and lower forecasted growth values.
Note about Russell Indexes
Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes.
Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell
®
is a trademark of Russell Investment
Group.
S&P 500
®
Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.
S&P MidCap 400
®
(S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S.
companies (those with a market capitalization of $1.4 billion to $5.9 billion).
S&P North American Technology Sector Index
TM
: Represents U.S. securities classified under the GICS
®
information technology
sector as well as the internet & direct marketing retail, interactive home entertainment, and interactive media & services sub-
industries.
S&P Target Date
®
To Indexes: A series of 13 unmanaged, multi-asset class indexes consisting of the Retirement Income Index plus 12 indexes that correspond to a specific target retirement date (ranging from 2010 through 2065+). The series reflects a subset of target date funds, each of which generally has an asset allocation mix and glide path featuring relatively conservative total equity exposure near retirement and static total equity exposure after retirement. Each index in the series reflects varying levels of exposure to equities, bonds, and other asset classes and becomes more conservative with the approach of the target retirement date.
Note about S&P Indexes
Standard & Poor's Financial Services LLC or its affiliates (collectively, S&P) and any third-party providers, as well as their directors, officers, shareholders, employees, or agents do not guarantee the accuracy, completeness, timeliness, or availability of the content.
S&P parties are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, for the results obtained from the use of the content, or for the security or maintenance of any data input by the user. The content is provided on an "as is" basis. S&P Indexes are trademarks of Standard & Poor’s and have been licensed for use by Nationwide Fund Advisors.
The Products are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s does not make any representation regarding the advisability of investing in the Product. Copyright © 2024 by Standard & Poor's Financial Services
LLC.

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Milwaukee, WI 53201-0701
nationwide.com/mutualfunds
NAR-40 (2-24)

Annual Report
December 31, 2023
Nationwide Variable Insurance Trust
International Funds
NVIT Columbia Overseas Value Fund
NVIT Emerging Markets Fund
NVIT International Equity Fund
NVIT NS Partners International Focused Growth Fund
IMPORTANT INFORMATION
The SEC has adopted a new rule that will change how you receive your fund’s shareholder reports. Starting from July 2024, you will receive a paper summary report via mail that highlights key information about your fund. The full report and other details will be available online and delivered upon request. To help us with this transition and save paper, we encourage you to sign up for the e-delivery of your fund documents. By choosing e-delivery, you will get an email when your documents are online. You will also have access to an electronic archive of your documents.
We think this new rule will make it easier for you to review and monitor your fund investments. You can access the full report and other details online at
https://www.nationwide.com/personal/investing/mutual-funds/nvit-funds/
If you wish to receive reports and other Fund documents via eDelivery you may elect this option by contacting your financial intermediary (such as a broker-dealer or bank).

Nationwide Funds
®
Commentary in this report is provided by the portfolio manager(s) of each Fund as of the date of this report and is subject to change at any time based on market or other conditions.
Third-party information has been obtained from sources that Nationwide Fund Advisors (NFA), the investment adviser to the
Funds, deems reliable. Portfolio composition is accurate as of the date of this report and is subject to change at any time and without notice. NFA, one of its affiliated advisers or its employees may hold a position in the securities named in this report.
This report and the holdings provided are for informational purposes only and are not intended to be relied on as investment advice. Investors should work with their financial professional to discuss their specific situation.
Statement Regarding Availability of Quarterly Portfolio Holdings
The Trust files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Additionally, the Trust files a schedule of portfolio holdings monthly for the NVIT Government Money Market Fund on Form N-MFP. Forms N-PORT and Forms N-MFP are available on the SEC’s website at http://www.sec.gov . Forms N-PORT and Forms N-MFP may be reviewed and copied at the SEC’s Public Reference Room in
Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The
Trust also makes this information available to investors on http://nationwide.com/mutualfundsnvit or upon request without charge.
Statement Regarding Availability of Proxy Voting Record
Federal law requires the Trust and each of its investment advisers and subadvisers to adopt procedures for voting proxies
(the “Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by a Fund. The Funds’ proxy voting policies and procedures and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at http://nationwide.com/mutualfundsnvit or (iii) on the SEC’s website at
http://www.sec.gov .
Before purchasing a variable annuity, you should carefully consider the investment objectives, risks, charges and expenses of the annuity and its underlying investment options. The product prospectus and underlying fund prospectuses contain this and other important information. Underlying fund prospectuses can be obtained from your investment professional or by contacting Nationwide at 800-848-6331. Read the prospectus carefully before you make a purchase.
Variable annuities are issued by Nationwide Life Insurance Company, Columbus, Ohio. The general distributor for variable products is Nationwide Investment Services Corporation (NISC), member FINRA, Columbus, Ohio. NVIT Funds distributed by Nationwide
Fund Distributors LLC, member FINRA, Columbus, Ohio. NISC and NFD are not affiliated with any subadviser contracted by
Nationwide Fund Advisors, with the exception of Nationwide Asset Management, LLC, and are not affiliated with Morningstar, Inc.
Nationwide, the Nationwide N and Eagle, and Nationwide is on your side are service marks of Nationwide Mutual Insurance
Company. ©2024

Message to Investors 1
Fund Commentaries 5
Shareholder Expense Example 26
Statements of Investments 28
Statements of Assets and Liabilities 44
Statements of Operations 48
Statements of Changes in Net Assets 50
Financial Highlights 57
Notes to Financial Statements 61
Report of Independent Registered Public Accounting Firm 80
Supplemental Information 81
Management Information 89
Market Index Definitions 92

Nationwide Variable Insurance Trust - December 31, 2023 - 1
Message to Investors
Dear Investor,
Over the past year, our business has remained committed to three cardinal principles -
collaboration, excellence, and disciplined leadership - as the guiding forces behind our operations. Despite market volatility, our focus has remained unwaveringly fixed on the business's long-term goals. Our success depends on strong relationships with our employees, management teams, and investors, and we are committed to creating long-term value with them. We operate with a forward-thinking mentality, utilizing innovative strategies to support our clients' long-term objectives. Further, our strong results for 2023 reflected our constant focus on the needs of our investors, the uniqueness and breadth of our services, and our industry expertise. Above all, we recognize that our customers' trust and confidence are vital. Therefore, we work diligently to earn and maintain it through consistent, dependable service.
Macro Commentary
For much of 2023, economic prognostications for 2023 enthralled investors with complex narratives subject to diverse interpretations. Throughout most of the reporting period, some market participants convinced themselves that a soft landing was empirically challenging to pull off, and therefore 2023 would usher in a recession. More specifically, fears of elevated wage growth, sticky inflation, and short-term inflation expectations reinforced each other in a feedback loop that caused angst among investors and the Federal Reserve ("Fed"). As such, one of the critical macroeconomic themes during the reporting period was whether the Fed could reduce sticky inflation while balancing the risk of raising rates too high, which would increase the probability of a recession, against the risk of raising rates too little, increasing the likelihood of inflation turning higher.
As 2023 transpired, investors likely realized the cornucopia of available economic data did not necessarily indicate an impending recession. As such, economic data delivered stronger-than-
expected results, and a positive disinflation trend helped investors realize that the Fed had likely cooled inflation measurably without inducing a recessionary shock to the economy, highlighting the peril of succumbing to overly pessimistic forecasts. Additionally, throughout most of 2023, market participants observed a resilient labor market with job growth that ended the year on a solid note; however, the pace of job gains slowed from the unsustainably high rates recorded in the first quarter of the reporting period. In other words, the foundational elements for a soft landing began to take shape in the latter part of 2023, helping to assuage investor angst that the Fed would remain too restrictive.
Better-than-expected economic data throughout most of the reporting period indicated that the
U.S. economy remained resilient. The underlying resilience led many economists to upgrade their outlooks, pushing off their recession forecasts from the first half of 2023 to the latter half of
2023 and even into early 2024. During the reporting period, the economic narrative unfolded as an intricate chess match featuring the bond market and the Fed as opposing players. As such, economic data releases became a nuanced battleground where the bond market and the Fed strategically vied for control to shape the narrative around the timing and magnitude of interest rate cuts.
Against this backdrop, the U.S. economy remained resilient during the reporting period despite a mild slowdown in employment and tighter credit conditions. For example, annualized U.S. gross

2 - December 31, 2023 - Nationwide Variable Insurance Trust
domestic product grew 2.2% in the first quarter of 2023, modestly increased by an annualized
2.1% rate in the second quarter and registered a blistering 4.9% annualized growth rate for the third quarter of 2023. Moreover, receding inflation likely boosted consumer spending and resilience, a key theme for 2023. Although consumer spending acted as a tailwind, investors focused on mounting consumer credit card debt and rising delinquencies due to higher financing costs. Nevertheless, lower headline inflation and a strong labor market during the reporting period suggested that healthy real disposable income growth supported consumption, a key driver of economic growth.
For much of 2023, the conversation surrounding inflation has demonstrably shifted; moreover, the pace of price increases eased considerably relative to a year ago; most recently, the
December consumer price index report helped confirm some strategists' conviction that the
Fed was likely done hiking interest rates.
Asset Class
Despite various economic challenges, the equity markets delivered respectable returns during the reporting period. If investors depended solely on economic headlines to make investment decisions, they might have felt discouraged about the market in 2023, just as they did in 2022.
For example, several U.S. banks failed, there was an increase in anxiety due to geopolitical risks, and investors were consistently worried about sticky inflation, among other things. Yet, despite the tumultuous headlines and horrid market backdrop of 2022, the S&P 500
®
Index (S&P
500) started the period with a modest cumulative return of 3.15% between January and March
23, 2023. Likewise, most of the S&P 500's return attribution resulted from multiple expansion.
To illustrate, the S&P 500's blended next twelve months price-to-earnings ratio swelled to over
19x in December from 16x at the beginning of the reporting period.
During most of the reporting period, the narrative revolved around the “Magnificent Seven,”
seven large-cap Technology and Communication Services stocks responsible for a majority of the S&P 500’s advance during the reporting period. Indeed, many investors preferred the group as the frenzy for generative artificial intelligence, trepidations from the regional banking crisis, and tighter financial conditions had investors chasing companies with higher-quality balance sheets. As such, the Magnificent Seven stocks delivered stunning returns in 2023 and significantly contributed to the massive outperformance of large caps in 2023. As of December
30th, 2023, these seven stocks comprised approximately 28% of the S&P 500 and had a median return of nearly 81% for the reporting period.
Despite some market participants' consternation over poor market breadth during the first half of 2023, the NASDAQ gained a respectable 37% return through July, handily outperforming the
S&P 500 and the Russell 2000
®
Index. Indeed, the narrow market breadth during the first half of the reporting period was a critical debate among the bears and bulls about whether the market was in a new bull market or something more nefarious, such as a bear market rally. Market participants had varying judgments on distinguishing a new bull market during the reporting period. Some believed that any 20% increase from a trough (such as the October 12, 2022, low for the S&P 500) qualified, while others argued that the market must surpass its prior peak
(on January 1, 2022, for the S&P 500). Despite the debate, on October 12, 2023, the S&P 500 marked its one-year anniversary from its bear market low on October 12, 2022, up more than
21%. Curiously, the bull market rally that began on October 12, 2022, was one of the weakest on record, where the average first year has seen the S&P 500 rally by nearly 39%, on average.
The equity market's narrowness broadened as the latter half of the reporting period unfolded.
Further, greater participation was a sign that a more solid fundamental backdrop might be forming for the market. Despite this, weaker seasonality in August and September remained a headwind for the market and dampened investor sentiment. Then, toward the last quarter of the reporting period, the market's journey from a somber symphony of dire market sentiment and bearish market positioning during the selloff from July through October orchestrated a crescendo that, come year-end, seamlessly transitioned into a triumphant year-end rally.

Nationwide Variable Insurance Trust - December 31, 2023 - 3
For example, from the October low through year-end, the Russell 2000
®
Index rallied 24% while
the S&P 500 Equal Weight Index surged 18%. The broadening of the rally, in part, the result of the Fed signaling on December 13th that disinflationary trends were sufficient to shift monetary policy toward easing in 2024, was a welcomed development as it gave the bulls confidence that the underlying resilience of the economy might finally shift toward other sectors of the market.
The year-end rally, or as some market participants coined it, the “everything rally,” saw global stock markets rally too, with the MSCI EAFE
®
Index finishing the period with a gain of nearly
18.24%. Likewise, the MSCI Emerging Markets
®
Index gained 9.8%.
Positive economic surprises, sustained disinflation, and Fed cuts lurking in 2024 drove a powerful year-end rally, with U.S. large-cap growth stocks delivering an impressive return in 2023. As such, The Russell 3000
®
Growth Index, relative to the Russell 3000
®
Value Index, had its best year since 1999.
Bond investors have had a challenging reporting period. The Fed remained resolute in quelling inflation, instability in the banking sector required government intervention, and tension over raising the debt ceiling led to heightened fears that the U.S. government might default. As such, the ICE BofA Move Index peaked at 198 in March but ended the reporting period at 114. After languishing during most of the reporting period, returns from fixed-income assets rebounded during the fourth quarter as yields fell, and the Fed signaled its willingness to move toward a more balanced approach to monetary policy.
The well-known spread between the 2-year and 10-year Treasury note yields ("2yr/10yr curve")
remained inverted during the reporting period, touching a low of -1.08% on July 3, 2023, and ending the reporting period at -0.35%. The re-steepening of the 2-year/10-year curve from
July to the end of the reporting period caused consternation among market participants. For example, the spike in long-term yields, which saw the 30-year fixed-rate mortgage hit its highest level since June 2000, exemplified the turbulence investors faced in the bond market.
Moreover, since June, longer-term interest rates advanced faster than short-term rates, an occurrence known as a "bear steepener." Then, the significant drop in the 10-year Treasury yield from 5.0% in mid-October to 3.9% just two months later removed a key overhang for the market, as the decrease in yields was likely the result of inflation easing back toward the Fed's target of 2%, removing the threat of the Fed needing to increase rates. As a result, relaxed financial conditions paved the way for a broad-based recovery of many market sectors that were previously vulnerable to higher rates.
As the market entered the final quarter of 2023, there was a sense of comfort that the Fed had concluded its interest rate hiking cycle. Investors, however, remained cautious about how long monetary policy would remain at restrictive levels - a key debate for the past two years. This apprehension amongst market participants slowly waned when softer inflation rates were reported in the U.S. and Europe, leading investors to believe central banks would begin preemptively cutting interest rates sometime in 2024. Moreover, the December Federal Open
Market Committee meeting, where the latest economic projections indicated that there would be three cuts in 2024, solidified market participants' beliefs that the Fed was no longer willing to risk the potential of overtightening, resulting in a potential policy error. Further, an essential shift in messaging occurred when Chair Powell did not push back on easing financial conditions and the bond market aggressively pricing in rate cuts starting in early 2024. In other words, looser financial conditions make it harder for the Fed to cool the economy and reduce inflation.
Nevertheless, fixed-income markets rallied at the end of the reporting period, bolstered by expectations of interest rate cuts, tightening credit spreads, and weakening dollar-supporting corporate earnings. As such, the Bloomberg
®
U.S. Aggregate Bond Index returned 5.53%
during the reporting period.
During the reporting period, investors faced significant risks that further solidified our belief in the importance of a well-crafted investment plan with a long-term focus. We remain dedicated to our investors and unwavering in our vigilance, seeking to successfully navigate even the most challenging investment environments. Your continued confidence and trust in us are

4 - December 31, 2023 - Nationwide Variable Insurance Trust
appreciated, and we are committed to helping you achieve your financial objectives. Thank you for entrusting us with your investments.
Sincerely,
Kevin T. Jestice
President and Chief Executive Officer
Nationwide Variable Insurance Trust
The following chart provides returns for various market segments for the twelve-month reporting period that ended December 31, 2023:
Index
Annual Total Return
(As of December 31, 2023)
Bloomberg
®
Emerging Markets USD Aggregate Bond 9.09%
Bloomberg
®
Municipal Bond 6.40%
Bloomberg
®
U.S. 1-3 Year Government/Credit Bond 4.61%
Bloomberg
®
U.S. 10-20 Year Treasury Bond 3.69%
Bloomberg
®
U.S. Aggregate Bond 5.53%
Bloomberg
®
U.S. Corporate High Yield 13.44%
MSCI
®
EAFE 18.24%
MSCI
®
Emerging Markets 9.83%
MSCI
®
ACWI ex USA 15.62%
Russell 1000
®
Growth 42.68%
Russell 1000
®
Value 11.46%
Russell 2000
®
16.93%
S&P 500
®
26.29%
Nasdaq Composite 44.64%
Russell 3000
®
Growth 41.21%
Russell 3000
®
Value 11.66%
Source: Morningstar

NVIT Columbia Overseas Value Fund - December 31, 2023 - Fund Commentary - 5
For the annual period ended December 31, 2023, the NVIT Columbia Overseas Value Fund Class I returned 15.46% versus
18.95% for its benchmark, the MSCI EAFE
®
Value Index. For broader comparison, the return for the Fund's closest Morningstar peer category, Foreign Large Value (consisting of 50 investments as of December 31, 2023), was 17.75% for the same period.
Performance for the Fund's other share classes versus the benchmark is included in the Average Annual Total Return chart in this report's Fund Performance section.
Developed international equity markets generally rose during the calendar year 2023, continuing a recovery from lows recorded in
September 2022. With the exception of real estate, all economic sectors within the MSCI EAFE® Value Index produced positive returns for the period. Information Technology, Industrials and Consumer Discretionary were the best performing sectors, all with returns above 20%.
Using the MSCI EAFE
®
Value Index and the S&P 500
®
Index for comparison, developed international equities underperformed the
U.S. counterparts, returning 18.95% versus 26.29%.
Trajectory generally was upward from the start of the period, supported by favorable events such as the extremely warm winter across Europe, which allayed concerns of energy shortages resulting from the loss of Russian supplies after the invasion of
Ukraine. More good news was the abandonment of the zero COVID-19 policy in China just before the start of the reporting period, allowing for activity to begin to normalize after the prolonged period of rolling lockdowns across the country. A rise in rates from very negative levels and the steepening of yield curves provided earnings leverage that particularly helped European banks.
But momentum stalled and markets retreated somewhat after reaching mid-year highs as rising interest rates and a steep increase in oil prices weighed on sentiment. Mixed inflation news added to downside pressure as well, with worries over falling retail sales in Germany, and decade high borrowing costs in France, and Italy more than offsetting reports that overall Eurozone inflation hit a two-year low during the last month of the period. Likewise, worries grew that the summer travel boom was starting to fade as stubborn inflation erodes consumer disposable income. In addition, China’s post-lockdown rebound proved far less robust than hoped for, due to signs of a technology cold war as the U.S. escalated restrictions on sales of chipmaking equipment. A property slump, high local government debt and increasing consumer pessimism added to the overall economic worries, as did factory activity contracting.
Ongoing geopolitical conflict in Ukraine complicated uncertainties for investors, as did the Gaza hostilities that erupted on October
7.
Optimism resumed and developed international markets reaccelerated around the end of October; however, in parallel with a rebound in U.S. equities that began when the Federal Reserve (“Fed”) held rates steady at its November 1 meeting. Expectations that U.S. officials believed inflation may have cooled enough to forestall more rate hikes and perhaps even spur cutting next year extended to other central banks as well.
As was the case in the previous 12-month period, U.S. dollar weakness (down around 2% for the period) provided some help for
U.S. investors who owned international equities. As an illustration, the MSCI EAFE
®
Value Index measured in local currency terms
returned more than two percentage less than the dollar-denominated version (18.24% as noted above).
The Fund underperformed the benchmark for the period. The top detractors from a sector perspective were an overweight to consumer staples and underweights to consumer discretionary and industrials. These results distinctly reflect the strategy’s high-
conviction positioning, which can be described as a lopsided barbell – heavy emphasis on capital preservation and defensive exposures counter-balanced by moderate exposure to early cycle inflation beneficiaries (plus energy, where our longstanding overweight has been based on a belief that supply shortages have become structural and are not fully reflected in current commodity prices). As such, we opted not to try timing the counter-cyclical rallies that occurred throughout the period, given that we do not attempt to make short-term timing moves. The top individual detractors for the period were British American Tobacco, which fell on escalating worries over slowing U.S. volume and delays in its buyback plans. Jazz Pharmaceuticals shares fell after disappointing investors with poor trials, particularly for a new post-traumatic stress disorder treatment. Diversified Energy
Company, a U.S. natural gas producer and distributor, fell in line with oil prices (West Texas Intermediate crude oil, for example, finished the quarter down 24% from its 2023 high in late September). In addition, investors worried about uncertainties related to remediation of aging oil and gas wells. The top detractors from a country allocation perspective were lack of exposure to Italy and modest overweights to China and South Africa (please note that the Fund does not make explicit top-down country allocation decisions and that country-level exposures are the result of bottom-up security selection; in addition, this attribution is based on
MSCI-defined corporate headquarter domiciles).
The top contributors for the period from a sector perspective were underweights to real estate, materials, and utilities. The top individual contributors for the period were Norway-based tanker operator, BW LPG, which advanced after posting its best

6 - Fund Commentary - December 31, 2023 - NVIT Columbia Overseas Value Fund
quarterly performance on record with its third quarter results. Cameco Corporation, a Canadian Uranium miner, rose as investors increasingly considered demand/supply imbalances in the commodity amid growing acceptance of the role nuclear will play in the energy transition. Burford Capital Limited, a U.K. based litigation finance provider, rose after reporting strong results and favorable developments in a large case involving the government of Argentina. The top contributors from a country allocation perspective were overweights to Greece (we own one bank) and Canada (we own seven names in addition to uranium miner Cameco noted
above—three oil-related names, a timber company, a copper miner, a silver miner, and an agricultural chemical supplier). An underweight to Hong Kong also helped with relative results.
All the securities mentioned above continue to be held in the Fund at the end of the period.
During the period, the Fund bought and sold currency contracts to neutralize variances with benchmark exposures resulting from bottom-up selection and construction. A routine, long-established risk-control component of the investment process, the use of these derivatives had minimal effect on Fund performance for the year.
The Fund did not experience any liquidity events that had a material impact on performance.
Subadviser:
Columbia Management Investment Advisors, LLC
Portfolio Manager:
Fred Copper, Daisuke Nomoto, Paul DiGiacomo
The Fund is subject to the risks of investing in equity securities (including small companies and preferred stock). Smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk. The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). The Fund may invest in more-aggressive investments such as derivatives (which create investment leverage and are highly volatile). Value funds may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.
A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

NVIT Columbia Overseas Value Fund - December 31, 2023 - Fund Commentary - 7
Asset Allocation
1
Common Stocks 97.9%
Repurchase Agreements 2.7%
Exchange Traded Fund 0.4%
Forward Currency Contracts 0.2%
Liabilities in excess of other assets (1.2)%
100.0%
Top Industries
2
Banks 13.1%
Oil, Gas & Consumable Fuels 13.0%
Pharmaceuticals 10.3%
Insurance 8.0%
Electronic Equipment, Instruments & Components 4.3%
Consumer Staples Distribution & Retail 3.9%
Multi-Utilities 3.6%
Metals & Mining 3.3%
Tobacco 3.0%
Financial Services 2.9%
Other Industries
#
34.6%
100.0%
Top Holdings
2
Shell plc 4.1%
TotalEnergies SE 3.7%
AXA SA 2.6%
ING Groep NV 2.4%
Sumitomo Mitsui Financial Group, Inc. 2.4%
Novartis AG (Registered) 2.3%
Banco Santander SA 2.3%
Sanofi SA 2.2%
Engie SA 2.2%
BNP Paribas SA 2.1%
Other Holdings
#
73.7%
100.0%
Top Countries
2
Japan 23.5%
France 11.7%
United Kingdom 11.4%
Netherlands 10.5%
United States 9.3%
Germany 4.0%
Canada 3.6%
Israel 3.3%
Switzerland 3.0%
Spain 2.4%
Other Countries
#
17.3%
100.0%
#
For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.
1
Percentages indicated are based upon net assets as of December 31, 2023.
2
Percentages indicated are based upon total investments as of December 31, 2023.

8 - Fund Commentary - December 31, 2023 - NVIT Columbia Overseas Value Fund
Average Annual Total Return
1
(For periods ended December 31, 2023)
1 Yr. 5 Yr.
10 yr. or
Inception
Date of
Inception
Class I
2
15.46% 7.25% 2.74% 3/24/2009
Class X 15.67% N/A 10.56% 10/9/2020
Class Z 15.36% N/A 10.28% 10/9/2020
MSCI EAFE
®
Value Index 18.95% 7.08% 3.16%
Expense Ratios
Expense
Ratio
^
Class I 0.99%
Class X 0.85%
Class Z 1.10%
N/A — Not Applicable.
^
Current effective prospectus dated May 1, 2023. Please see the Fund’s most recent prospectus for details. Please refer to the
Financial Highlights for each respective share class’ actual results.
1
The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.
2
Effective April 30, 2014, Class III Shares were renamed Class I Shares.

NVIT Columbia Overseas Value Fund - December 31, 2023 - Fund Commentary - 9
Performance of a $10,000 Investment
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.
Comparative performance of $10,000 invested in Class I shares of the NVIT Columbia Overseas Value Fund versus the MSCI
EAFE
®
Value Index over the 10-year period ended 12/31/23. Unlike the Fund, the performance of this index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

10 - Fund Commentary - December 31, 2023 - NVIT Emerging Markets Fund
For the annual period ended December 31, 2023, the NVIT Emerging Markets Fund Class I returned 4.16% versus 9.83% for its benchmark, the MSCI Emerging Markets
®
Index. For broader comparison, the return for the Fund's closest Morningstar peer category, Diversified Emerging Mkts (consisting of 79 investments as of December 31, 2023), was 10.14% for the same period.
Performance for the Fund's other share classes versus the benchmark is included in the Average Annual Total Return chart in this report's Fund Performance section.
The following commentary is provided by subadviser , Loomis, Sayles, & Company, L.P., for the reporting period of
1/1/2023 – 6/30/2023 :
During the period, the largest contributors were Taiwan Semiconductor Manufacturing Company Limited (TSMC), MercadoLibre,
Inc. and Cholamandalam Investment and Finance Company Limited. Semiconductor leader, TSMC, saw its stock rally 20% (local shares) in the first quarter. MercadoLibre took advantage of the positive operating leverage cycle to redeploy higher levels of free cash flow and further built its moat. For Cholamandalam, we believed the company was in one of the best operating environments with moderating inflation, high levels of small and medium size enterprises pent-up demand for credit, and India exits a period of tight lending and liquidity. While the outperformance reduced our medium-term internal rate of return, we believed it is one of the highest-quality businesses in India, delivering a combination of strong growth with high levels of underlying profitability.
The main detractors were Kingdee, GDS Holdings Limited, and Kuaishou Technology. The majority of Kingdee’s customer base is small and medium size enterprises in China. We believed these enterprises still drove the majority of Kingdee’s earnings; however, with China’s weak macro environment, small and medium size enterprises were hit hard and faced a steep recovery path after zero
COVID-19 policy. Heeding potentially elongated macro weakness, we reduced exposure to investments with end-markets that were particularly sensitive to the economy. Kuaishou continued to execute towards its long-term targets and surprisingly posted positive earnings; however, due to concerns on China’s elongated pace of recovery, we reduced our position in Kuaishou given the increased risk of longer-term valuation and de-rating across the entire Chinese consumer internet space. Due to macro and regulatory uncertainty, GDS, cloud infrastructure at China’s largest hyperscalers, likely remained stagnant and reduced risk even though cloud computing growth may accelerate, driven by artificial intelligence applications. As GDS continued to spend on long-
term expansion, equity holders could see a downturn even though GDS’ longer-term financial trajectory may improve. Thus, we fully exited our GDS investment.
The Fund did not use derivatives during the period, and there were no material liquidity events.
Subadviser:
Loomis, Sayles, & Company, L.P.
Portfolio Manager:
Ashish Chugh
The following commentary is provided by subadviser , NS Partners Ltd., for the reporting period of 1/1/2023 – 12/31/2023 :
Markets cheered encouraging inflation data globally into year-end and prospects that central banks have reached the end of the hiking cycle. Stock selection in China was the sole significant drag, albeit easing slightly in the fourth quarter as the foreign investor withdraw and state-owned enterprises outperformance cooled. Key contributors included Indian mid-caps in consumer staple and healthcare, technology in South Korea and Taiwan, and Polish financials. An underweight to Brazil was a detractor, with economic soft landing hopes lifting iron ore giant, Vale, and stocks sensitive to domestic demand and rates, particularly through the fourth quarter. Strong stock picking in Brazil was enough to offset this underweight through 2023, led by oil company, Petrobras, with a total return of 89% in USD terms. Portfolio activity was focused on rebalancing within China, with a weak domestic and slowing international economy prompting the exit from some cyclical names, recycling this into more defensive exposure.
Information Technology names in South Korea and Taiwan were contributors on investor enthusiasm for artificial intelligence
(“AI”). These companies already had started to look attractive at end of 2022, as the end of a brutal inventory de-stocking cycle for semiconductors came into view. Many of the names added at that time also had exposure to the growth of AI technology, leaving it well-positioned for a rally which took off following Nvidia Corporation’s announcement of its first quarter results. In addition to chip giants like SK Hynix and TSMC, there were several small and mid-cap companies dominating their respective niches within the semiconductor industry that also contributed through the period. For example, South Korea’s HPSP is a specialist in high pressure annealing technology – the process of removing defects in advanced chips through high pressure hydrogen injections to enhance electron movement and hence performance. The company is a monopoly in its niche, the only high-pressure annealing equipment provider certified by TSMC, Samsung, Intel and Hynix. Growth in AI and other high performance computing applications underpin strong demand even through a wider industry downcycle.

NVIT Emerging Markets Fund - December 31, 2023 - Fund Commentary - 11
In Taiwan, eMemory surged in part due to the positive sentiment surrounding the successful ARM IPO. eMemory is another niche player in semiconductors, specializing in non-volatile silicon intellectual property and layout design embedded in the building blocks of chips. The technology can be used for storing memory even with the power off with core applications including programable instructions, encryption, and identification. Growth drivers include advanced chip node migration, AI, cybersecurity, and advanced driver assistance technology. Chip design houses and firms that design, manufacture and sell chips are increasingly outsourcing to the likes of eMemory, who provides designs for core chip features. The company receives license fees for the initial designs when they are incorporated into the chips. Once chips have entered production, eMemory charges royalties as a percentage of the wafer price. With over four hundred licenses, these accumulated projects generate recurring passive income as the designs enter production. Trading at a 2024 price-to-earnings ratio of around 78x, eMemory is optically expensive but the valuation is justified in our view by a high and rising 60% net margin, 72% return on equity and 40% earnings per share growth.
Strong stock picking in Indian mid-caps was a contributor led by PepsiCo bottler, Varun Beverages, and private hospital operator,
Max Healthcare. Varun continues to sustain leadership and reported mid-teens revenue growth for the quarter ending September
30, well ahead of peers. Margins and earnings growth beat expectations due to improving product pipeline with an increasing sales volume in energy drink: Sting, Gatorade, health range, and dairy. The company is planning to increase its capacity by 45%
compared to levels in 2022 in preparation for the next season, which is signaling management’s optimism on growth potential. A further boost to the share price came on news that the company would buy South Africa-based The Beverage Company. The news confirmed speculation that Varun was set to be rewarded by PepsiCo for its performance in India with a new market opportunity.
Varun will look to improve Pepsi’s low single-digit market share in South Africa.
Stock picking in China was the key detractor through the year, with the country being one of the few emerging markets posting a negative return. As of New Year’s Day 2024, the MSCI China Index was down 57% from its 2021 high. The 2022 Congress in which Xi Jinping anointed himself leader for life and appointed his cadres to the Standing Committee was a setback in institutional quality. While our analysis identified this risk at the time, the assessment indicated that this development was a long-term structural negative that would slowly play out, gradually impairing China’s long-term investment appeal. Instead, the impact of deteriorating institutional quality on investment sentiment has taken hold at pace. This has been most visible in the authorities’ pursuit of the contradictory aims of Xi Jinping’s thoughts and common prosperity. Consequently, China failed to reignite entrepreneurial spirits with a drip feed of economic support, while pursuing crackdowns across key sectors from education, healthcare, internet, and real estate. Chinese equities broadly could remain cheap for some time given the level of investor malaise and missteps by authorities.
Yet even in this scenario, much like in Japan’s two lost decades, China can offer up opportunities for stock pickers. Also similar to
Japan, China’s exporters have been boosted by a hyper-competitive currency and are operating in a continental-sized market that provides the scale to dominate globally. In a slowing global economy, the goods produced by the medical device manufacturer,
Mindray, or the EV behemoth, BYD, that are competitively priced with quality can gain market shares. Other names such as AIA and Prudential, which have been among the largest detractors this year, reported record earnings and are beneficiaries of regional tail winds set to play out over the next decade. They do not depend on an abrupt change of opinion from authorities in the matter of economic stimulus. Portfolio activity has reduced exposure in China to slightly underweight, reflecting conviction in the names above, while exiting names like ecommerce shopping platform, Meituan, and domestic sportswear brand, Li Ning, and selling down China Education, all of which face cyclical headwinds.
While slowing monetary data signaled that inflation was likely to undershoot market expectations, our view remains that the magnitude of monetary tightening risks a sharper slowdown. Therefore, a preference for defensive businesses over cyclicals is maintained. Emerging markets likely will not avoid the bite of a slowdown in developed markets’ economies; however, trade valuations in emerging markets are below long run averages, currencies are cheap (outside of South America), and inflation has been contained well ahead of developed peers. A trend of decline in the dollar would likely support the case for emerging markets outperformance, and there are hints this may be underway. The U.S. currency fell sharply in October on the news as U.S. inflation was receding faster than expectations. Rate cuts by the Federal Reserve in 2024 could add downward pressure, allowing more central banks in emerging markets to begin easing and thus boost global liquidity conditions.
All the securities mentioned above continued to be held as of the end of the period, except Vale, Meituan, and Li Ning.
The Fund did not invest in any derivatives, and there were no liquidity events impacting performance.
Subadviser:
NS Partners Ltd.
Portfolio Manager:
Ian Beattie

12 - Fund Commentary - December 31, 2023 - NVIT Emerging Markets Fund
The Fund is subject to the risks of investing in equity securities, including small companies. Smaller companies involve greater risk than larger, more-established companies because smaller companies 1) usually are less stable in price, 2) are less liquid 3) are more vulnerable to adverse business and economic developments and 4) have more-limited resources. The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). Some of the Fund’s investments may subject the Fund to liquidity risk, making the Fund more volatile than other mutual funds. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.
Each of the Fund’s subadvisers makes investment decisions independently, and it is possible that the security selection process of one subadviser will not complement that of another subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.
A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

NVIT Emerging Markets Fund - December 31, 2023 - Fund Commentary - 13
Asset Allocation
1
Common Stocks 96.8%
Other assets in excess of liabilities 3.2%
100.0%
Top Industries
2
Semiconductors & Semiconductor Equipment 15.6%
Banks 15.0%
Technology Hardware, Storage & Peripherals 10.3%
Interactive Media & Services 5.1%
Hotels, Restaurants & Leisure 4.8%
Beverages 4.7%
Electronic Equipment, Instruments & Components 4.4%
Oil, Gas & Consumable Fuels 3.9%
Insurance 3.1%
Health Care Providers & Services 2.6%
Other Industries
#
30.5%
100.0%
Top Holdings
2
Taiwan Semiconductor Manufacturing Co. Ltd. 8.5%
Samsung Electronics Co. Ltd. 7.2%
Tencent Holdings Ltd. 5.1%
HDFC Bank Ltd. 3.6%
Varun Beverages Ltd. 3.5%
SK Hynix, Inc. 3.1%
Max Healthcare Institute Ltd. 2.6%
Larsen & Toubro Ltd. 2.4%
NetEase, Inc. 2.1%
Bharti Airtel Ltd. 2.1%
Other Holdings
#
59.8%
100.0%
Top Countries
2
China 23.5%
India 19.5%
Taiwan 17.0%
South Korea 15.3%
Hong Kong 3.9%
Brazil 3.6%
Thailand 3.3%
Indonesia 3.3%
Greece 2.0%
Mexico 1.9%
Other Countries
#
6.7%
100.0%
#
For purposes of listing top industries, top holdings and top countries, the repurchase agreement is included as part of Other.
1
Percentages indicated are based upon net assets as of December 31, 2023.
2
Percentages indicated are based upon total investments as of December 31, 2023.

14 - Fund Commentary - December 31, 2023 - NVIT Emerging Markets Fund
Average Annual Total Return
1
(For periods ended December 31, 2023)
1 Yr. 5 Yr.
10 yr. or
Inception
Date of
Inception
Class I 4.16% 0.25% 0.12% 8/30/2000
Class II 3.86% (0.01)% (0.13)% 8/30/2000
Class D 3.80% (0.08)% 1.73% 7/29/2016
Class Y 4.33% 0.41% 0.56% 4/30/2014
MSCI Emerging Markets
®
Index 9.83% 3.68% 2.66%
Expense Ratios
Gross
Expense
Ratio
^
Net
Expense
Ratio
^
Class I 1.17% 1.09%
Class II 1.42% 1.34%
Class D 1.48% 1.40%
Class Y 1.02% 0.94%
^
Current effective prospectus dated May 1, 2023. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2024. Please see the Fund’s most recent prospectus for details. Please refer to the Financial
Highlights for each respective share class’ actual results.
1
The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.

NVIT Emerging Markets Fund - December 31, 2023 - Fund Commentary - 15
Performance of a $10,000 Investment
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.
Comparative performance of $10,000 invested in Class I shares of the NVIT Emerging Markets Fund versus performance of the
MSCI Emerging Markets
®
Index over the 10-year period ended 12/31/23. Unlike the Fund, the performance of this index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

16 - Fund Commentary - December 31, 2023 - NVIT International Equity Fund
For the annual period ended December 31, 2023, the NVIT International Equity Fund Class I returned 21.70%* versus 15.62%
for its benchmark, the MSCI
®
ACWI ex USA Index**. For broader comparison, the return for the Fund's closest Morningstar peer category, Foreign Large Blend (consisting of 127 investments as of December 31, 2023), was 17.15% for the same period.
Performance for the Fund's other share classes versus the benchmark is included in the Average Annual Total Return chart in this report's Fund Performance section.
In 2023, the Fund outperformed the benchmark. Developed markets were broadly in a risk-on posture, especially in November and
December as investors anticipated central bank rate cuts (except in Japan). Small cap and higher risk stocks led the rally. Analysts’
estimates were ineffective as the “Higher for Longer” narrative caused a reassessment of the optimism at the beginning of the year.
In emerging markets, lower risk and higher quality companies were rewarded for most of the year as slower growth and higher interest rates were reflected in the consensus. Continued disappointment in China from the issues of the real estate overhang, low consumer confidence and lack of meaningful government stimulus was baked into analysts’ expectations. Stocks with rising earnings estimates outperformed. Value measures were effective during the year as defensive measures did well in emerging markets, particularly in China where more cyclical value measures were favored in developed regions. Growth measures were rewarded in developed markets. Quality fared well in both developed and emerging markets with emerging showing a much higher preference for strong and stable cash flow companies.
Equity markets continued to react to central bank policies as a softening tone supported by favorable inflation news prompted a resurgence in equity over the last two months. November’s core inflation reading at 3.2% in the U.S. was the lowest since April
2021, allowing the Federal Reserve to make a notable dovish pivot at its December FOMC meeting. Economic figures and notably consumer spending remained strong, providing optimism that the global recession may be mild as the central banks have likely engineered a soft landing. Oil prices continued to ease despite tensions in the Middle East as inventories rose. By contrast, gold continued to appreciate, finishing 13.5% higher for the year.
Emerging markets continued to rally in December, finishing the quarter with a 7.9% gain (MSCI All Country World in USD). A weaker U.S. dollar, its first decline since 2020, helped to boost the quarterly return. Asian markets, the dominant region in the Index, had mixed quarters and trailed the broader Index. India continued to be a stalwart among emerging markets and rallied another
11.9% during the last quarter. The country’s introduction of a digital payment system, higher tax receipts, significant infrastructure spending, and foreign investment raised investor optimism. South Korea and Taiwan also stood out as their technology exposure continued to benefit from the global technology boom. Taiwan Semiconductor Manufacturing Company (TSMC) accounts for more than 40% of the Taiwan market’s capitalization. China continued to drag on the market’s performance with a quarterly loss of 4.2%.
Structural issues, including debt and real estate restructuring, youth unemployment, and trade sanctions, continued to impact investor sentiment. China’s Index weight has dropped by 20% in the past year. Latin American markets led all the emerging market regions for the quarter as both Brazil and Mexico returned more than 17%. Nearshoring continued to benefit Mexico’s economy, and the central bank lowered interest rates, which were among the highest real rates in the world. Middle East and North Africa and European markets trailed modestly as softness in oil prices impacted the Middle East markets except Saudi Arabia.
Regional divergence in factor performance was a dominant theme during the quarter, particularly between the developed and emerging markets. In developed markets, risk measures were popular with small-cap, higher-beta, and more volatile stocks outperforming, especially in the United States and Europe. Emerging markets retained the risk-off tone led by lower volatility and larger cap stocks. Value, especially low price-earnings ratio and higher dividend stocks and sentiment measures lagged in developed markets but outperformed in emerging markets. Quality measures were favored in Japan and emerging markets but lagged in the United States. Growth measures were positive in most markets, except for the emerging markets.
Stock selection accounted for the outperformance while sector allocation detracted. Financials and health care were the best-
performing sectors; utilities and communication services were the biggest detractors. Regionally, stock selection in China and
Japan were the strongest, and Australia and the UK were the weakest. From a factor perspective, value emerged as the most effective factor for the year, especially during a strong third quarter. Sentiment generally performed well but experienced a significant drawdown in November and December. Growth measures yielded mixed results throughout the year. Quality contributed to a modest yet positive return in developed markets and demonstrated greater strength in emerging markets. Stock selection was equally effective in emerging markets and developed markets (proportionate to their respective portfolio weights). Novo
Nordisk (weight loss and diabetes drugs), PetroChina (strong rally in 1st half followed by trim) and Hindustan Aeronautics (Airbus partnership) led the portfolio for the year. China Longyuan Power (large renewable player adversely impacted by the reduction in subsidies), Unilever (weak sales growth in highly competitive market) and Ping An Insurance (weak insurance sales) were the primary detractors for the year. At the end of the period, the Fund held all the securities, except Ping An Insurance.
The Fund did not utilize derivatives and did not experience any liquidity events that had a material impact on performance during the period.

NVIT International Equity Fund - December 31, 2023 - Fund Commentary - 17
Subadviser:
Lazard Asset Management LLC
Portfolio Managers:
Paul Moghtader CFA, Susanne Willumsen, Taras Ivanenko PhD, CFA
*High double-digit returns are unusual and cannot be sustained
** The MSCI ACWI Index is MSCI’s global equity index, designed to represent performance of large- and mid-cap stocks across
23 developed and 24 emerging markets. With more than 2,900 constituents across 11 sectors and approximately 85% of the free float-adjusted market capitalization in each market. Please see also the description of the benchmark on the Market Index
Definitions page at the back of this book.
The Fund is subject to the risks of investing in equity securities, including small companies. Smaller companies involve greater risk than larger, more-established companies because smaller companies 1) usually are less stable in price, 2) are less liquid 3) are more vulnerable to adverse business and economic developments and 4) have more-limited resources. The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). The Fund uses both a growth style and a value style of investing and may underperform other funds that use different investing styles. Please refer to the most recent prospectus for a more detailed explanation of the Fund’s principal risks.
The Fund is not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based.
A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

18 - Fund Commentary - December 31, 2023 - NVIT International Equity Fund
Asset Allocation
1
Common Stocks 99.4%
Repurchase Agreements 3.6%
Warrant
†
0.0%
Liabilities in excess of other assets (3.0)%
100.0%
Top Industries
2
Pharmaceuticals 10.1%
Banks 10.0%
Semiconductors & Semiconductor Equipment 7.7%
Automobiles 6.2%
Insurance 5.3%
Broadline Retail 3.3%
Metals & Mining 3.2%
Technology Hardware, Storage & Peripherals 2.9%
Oil, Gas & Consumable Fuels 2.7%
Capital Markets 2.4%
Other Industries
#
46.2%
100.0%
Top Holdings
2
Novo Nordisk A/S, Class B 3.1%
Infineon Technologies AG 2.0%
Constellation Software, Inc. 1.9%
ASML Holding NV 1.9%
Vinci SA 1.8%
Bayerische Motoren Werke AG 1.6%
Roche Holding AG 1.6%
Manulife Financial Corp. 1.5%
Samsung Electronics Co. Ltd. 1.5%
Japan Post Holdings Co. Ltd. 1.5%
Other Holdings
#
81.6%
100.0%
Top Countries
2
Japan 13.8%
China 8.4%
United Kingdom 7.9%
Canada 7.4%
France 6.3%
Germany 5.5%
Australia 4.5%
Taiwan 4.4%
India 4.2%
Denmark 4.0%
Other Countries
#
33.6%
100.0%
†
Amount rounds to less than 0.1%.
#
For purposes of listing top industries, top holdings and top countries, the repurchase agreements are included as part of Other.
1
Percentages indicated are based upon net assets as of December 31, 2023.
2
Percentages indicated are based upon total investments as of December 31, 2023.

NVIT International Equity Fund - December 31, 2023 - Fund Commentary - 19
Average Annual Total Return
1
(For periods ended December 31, 2023)
1 Yr. 5 Yr.
10 yr. or
Inception
Date of
Inception
Class I 21.70% 8.65% 4.85% 8/30/2000
Class II
2
21.46% 8.40% 4.59% 4/28/2008
MSCI ACWI
®
ex USA 15.62% 7.08% 3.83%
Expense Ratios
Gross
Expense
Ratio
^
Net
Expense
Ratio
^
Class I 1.12% 0.98%
Class II 1.37% 1.23%
^
Current effective prospectus dated May 1, 2023. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2024. Please see the Fund’s most recent prospectus for details. Please refer to the Financial
Highlights for each respective share class’ actual results.
1
The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.
2
Effective April 30, 2014, Class VI Shares were renamed Class II Shares.

20 - Fund Commentary - December 31, 2023 - NVIT International Equity Fund
Performance of a $10,000 Investment
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.
Comparative performance of $10,000 invested in Class I shares of the NVIT International Equity Fund versus performance of the
MSCI ACWI
®
ex USA over the 10-year period ended 12/31/23. Unlike the Fund, the performance of this index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmark can be found on the Market Index Definitions page at the back of this book.

NVIT NS Partners International Focused Growth Fund - December 31, 2023 - Fund Commentary - 21
For the annual period ended December 31, 2023, the NVIT NS Partners International Focused Growth Fund Class I returned
15.67% versus 17.58% for its benchmark, the MSCI EAFE
®
Growth Index. For broader comparison, the return for the Fund's closest Morningstar peer category, Foreign Large Growth (consisting of 75 investments as of December 31, 2023), was 15.84%
for the same period. Performance for the Fund's other share classes versus the benchmark is included in the Average Annual Total
Return chart in this report's Fund Performance section.
International equity markets had a strong end to 2023 helped by bond yields falling significantly in response to better inflation data and a perceived ‘pivot’ in interest rate policy by the Federal Reserve (“Fed”). As we forecasted, inflation has fallen rapidly in line with broad money growth with the usual two-year lag. What has surprised us is the resilience of the U.S. economy despite monetary tightening, which appears partly to reflect consumption driven by the savings built up during COVID-19. Improvements in the global supply chain have also supported industrial production. Better inflation news has allowed the Fed to pause on rate hikes since July despite strong third quarter Gross Domestic Product (“GDP”) growth and a still-tight labor market. With inflation likely to continue to fall, investors are more hopeful of a soft landing coupled with rate cuts in 2024 and have rerated risk assets accordingly. However, global manufacturing in the Purchasing Managers' Index shows that new orders are likely to decline further and money trends yet to suggest a significant subsequent recovery, this optimism on a soft landing may prove premature.
Japanese stocks have been hitting 33-year highs in local currency terms in 2023, although U.S. dollar returns have been pared by Yen weakness. The market has found favor within Asia again as investors rotate away from China just as corporate Japan is making efforts to improve shareholder returns and capital efficiency. In China, the policy missteps continue with an ill-timed announcement of proposals to reduce spending on video games hitting related internet and gaming stocks at the end of a tumultuous year. Government measures to prop up the property market have failed to reverse the decline in home sales and the sector’s woes remain a significant drag on the economy. The People's Bank of China accelerated liquidity injections at year-end, suggesting a policy shift that could revive historically undervalued equities, but a large fiscal package is probably needed to boost investor sentiment to a level that might offset the structural outflows of international capital wary of the geopolitical tensions and a more autocratic regime.
Prospects in the UK and Eurozone are still downbeat as money trends continue to lag, suggesting further economic underperformance and a more urgent need for policy relief. The UK / Eurozone economies are on the brink of technical recessions, with GDP falling by 0.1% in the third quarter in both regions and data in early fourth quarter remained downbeat. Relative performance improved during the fourth quarter as quality growth stocks outperformed, although the strong gains made by cyclical shares were unhelpful.
At a sector level, Information Technology posted the largest absolute gains during the year rising +40%, driven by the bottoming of the memory cycle, the expectation of falling U.S. rates into the year end, and the explosion of Artificial Intelligence into the mainstream. The Fund was overweight the sector and benefited from the move. At a stock level, there were strong returns from Australian cloud accounting software provider, Xero, and extreme ultraviolet (EUV) related names such as ASML, ASM
International, and Lasertec Corporation, which benefit as the world transitions to smaller and more complex semiconductors. The securities, except Lasertec, continue to be held in the Fund as of the end of the period.
Healthcare provided the strongest contribution to returns (+87 basis points (“bps”)), although the sector lagged the overall market.
Rising rates remained a headwind to performance for the higher rated medical technology names during the first half of the year, but this eased into the year end as yields peaked. The overweight in Novo Nordisk (+55%) contributed positively, as the market concluded its glucagon-like peptide-1 (“GLP1”) weight loss drug would help by reducing the overall burden on the healthcare system with reduced cardiovascular and other events. To give an idea on the impact of the GLP1 drugs, food stocks were sold as the market fretted about reduced consumption and airline stocks rose on the prospect of reduced fuel costs. Sentiment clearly got ahead of itself but having seen the immediate effects of the drugs, the influence is not to be underestimated. Competition is likely going to be fierce once the patents expire towards the end of the decade. The Fund continues to hold Novo Nordisk.
Real Estate provided a strong contribution (+73 bps) rising 46% versus a sector return of 24%, driven by falling rate expectations and good stock specific performance from Goodman Group in Australia, which the Fund continues to hold as of December 31,
2023. With the Fed pivot in the fourth quarter, the market had been looking to increase sector weightings although stocks have been trying to price this outcome since fourth quarter 2022. The rise in U.S. yields to 5% during the year gave pause for thought;
however, as inflation continued its downward trend, the unwind from higher yields was quite dramatic. With central banks set to start cutting rates ‘en masse’ during 2024, the sector is likely to remain well supported.
Industrials were another strong sector (+27%) contributing 61 bps, but our cautious macro setup into the year resulted in an underweight for the entire period. We prefer companies with recurring revenues and asset light business models such as Wolters
Kluwer (+38%) and Recruit (+34%), both of which performed strongly. Other subsectors also performed well such as Schneider in France (+46%), which benefits from increased electrification globally, and Airbus (+32%) in France, which is seeing a growing

22 - Fund Commentary - December 31, 2023 - NVIT NS Partners International Focused Growth Fund
backlog order for passenger planes as travel resumes, as well as benefiting from the never-ending problems at Boeing. The securities were held in the portfolio at the end of the period.
The main negatives at a sector level were financials (-179 bps) and consumer staples (-155 bps). Within financials, one of the major negative factors was exposure to Hong Kong/China related names, with AIA (-20%), Prudential (Pru) (-15%) and HK
Exchange (-19%), all of which posted disappointing returns. The insurers were especially frustrating as valuations were at multi-
year lows and earnings momentum had ticked up significantly since Hong Kong/China reopened. We can see significant value within the Pru and AIA franchises across SouthEast Asia but are aware that sentiment remains a significant headwind. We have exited HK Exchange as allocations and volumes in the region continue to decline, and reduced the exposure to Pru/AIA. On the
London Stock Exchange, payments software company, Adyen, performed well but was not enough to offset the negatives. The
Fund exited the position. Macquarie in Australia (+16%), which is a long-term investment in infrastructure and green energy, should start to outperform the vanilla banks in a falling rate environment. Macquarie is one of most experienced companies in these areas and has a long history of delivering strong returns. There is also the optionality of ongoing disruption and volatility in energy markets, where Macquarie has made significant returns in the recent past. The position continues to be held in the portfolio as of the period-end.
The Fund was overweight consumer staples (+4%) during the year, which lagged more cyclical areas of the market; stock specific issues in consumer staples also negatively impacted the Fund performance. Strong performance from L’Oreal (+41%) in France was not enough to offset negative returns from Budweiser Apac (-39%) in Hong Kong, Remy Cointreau (¬22%) in France, and
Bakkafrost (-14%) in the Faroe Islands. Negative HK/China sentiment impacted the alcohol names, and operational issues at a newly opened facility in Scotland hindered Bakkafrost. We have maintained our holdings in Remy and Bakkafrost, both of which we think have strong and well-run businesses, and further reduced our HK/China exposure with the sale of Budweiser Apac.
Top stock performers included cosmetic giant L’Oreal (+41%) in France, fashion retailer Inditex (+70%) in Spain, and eyeglass/
EUV related Hoya (+30%) in Japan. L’Oreal continues to power ahead in skincare and color cosmetics, aided in part by their significant marketing budget, but more importantly due to constant and more effective reinvestment in product and distribution in a highly competitive sector. The strong performance of Inditex was due to market share gains, improved asset turns and increased cost efficiencies, all contributing to solid margin expansion and earnings per share upgrades throughout the year. Hoya’s core strength lies in optical related areas, including a leading share in eyeglasses, the number one position in EUV mask blanks, and a leading position in data center storage devices. The more cyclical technology related areas of its business slowed after the
COVID-19 but are now recovering. Artificial Intelligence is likely to give a strong boost to storage demand in the future, and more importantly short term; one of the large hard disk drive manufacturers is currently appraising Hoya’ s storage technology. At the end of the period, the Fund held L’Oreal and Hoya, and no longer held Inditex.
The Fund underperformed the MSCI EAFE
®
Growth Index mainly due to exposure in HK/China, and a more cautious sector stance was a headwind to performance. We would expect improved performance from our quality growth style in a falling interest rate environment.
The Fund did not invest in any derivatives, and there were no liquidity events that materially impacted performance.
Subadviser:
NS Partners Ltd
Portfolio Managers:
Julian Linton and Tim Bray
The Fund is subject to the risks of investing in equity securities (including small companies). Smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk. The Fund also is subject to the risks of investing in foreign securities (currency fluctuations, political risks, differences in accounting and limited availability of information, all of which are magnified in emerging markets). The Fund may invest in more-aggressive investments such as derivatives (which create investment leverage and are highly volatile). Growth funds may underperform other funds that use different investing styles. The Fund may hold larger positions in fewer securities and financial instruments than other funds; therefore a change in value of a single security or instrument may have a substantial impact on the Fund's value and total return. Please refer to the most recent prospectus for a more detailed explanation of the
Fund’s principal risks.
The Fund is not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based.

NVIT NS Partners International Focused Growth Fund - December 31, 2023 - Fund Commentary - 23
A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.
Asset Allocation
1
Common Stocks 99.3%
Other assets in excess of liabilities 0.7%
100.0%
Top Industries
2
Food Products 9.2%
Pharmaceuticals 8.5%
Professional Services 8.3%
Chemicals 6.8%
Semiconductors & Semiconductor Equipment 5.8%
Health Care Equipment & Supplies 5.4%
Insurance 5.1%
Software 4.8%
Diversified Telecommunication Services 4.4%
Personal Care Products 4.2%
Other Industries 37.5%
100.0%
Top Holdings
2
Novo Nordisk A/S, Class B 5.1%
Nestle SA (Registered) 4.8%
SAP SE 3.4%
Airbus SE 3.3%
Hoya Corp. 3.3%
AstraZeneca plc 3.3%
Experian plc 3.2%
Recruit Holdings Co. Ltd. 3.2%
L'Oreal SA 3.0%
CSL Ltd. 2.8%
Other Holdings 64.6%
100.0%
Top Countries
2
Japan 20.5%
United States 13.5%
France 12.8%
Netherlands 7.6%
Switzerland 6.6%
Spain 6.4%
Australia 5.6%
United Kingdom 5.6%
Denmark 5.1%
Germany 4.6%
Other Countries 11.7%
100.0%
1
Percentages indicated are based upon net assets as of December 31, 2023.
2
Percentages indicated are based upon total investments as of December 31, 2023.

24 - Fund Commentary - December 31, 2023 - NVIT NS Partners International Focused Growth Fund
Average Annual Total Return
1
(For periods ended December 31, 2023)
1 Yr. 5 Yr.
10 yr. or
Inception
Date of
Inception
Class I 15.67% 7.39% 3.76% 3/24/2008
Class II
2
15.54% 7.15% 3.51% 3/24/2008
MSCI EAFE
®
Growth Index 17.58% 8.81% 5.15%
Expense Ratios
Gross
Expense
Ratio
^
Expense
Ratio
^
Class I 1.15% 0.98%
Class II 1.40% 1.23%
^
Current effective prospectus dated May 1, 2023. The difference between gross and net operating expenses reflects contractual waivers in place through April 30, 2024. Please see the Fund’s most recent prospectus for details. Please refer to the Financial
Highlights for each respective share class’ actual results.
1
The returns reported above do not include the effect of sales charges or additional expenses imposed by variable annuity contracts.
2
Effective April 30, 2014, Class VI Shares were renamed Class II Shares.

NVIT NS Partners International Focused Growth Fund - December 31, 2023 - Fund Commentary - 25
Performance of a $10,000 Investment
Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.
Comparative performance of $10,000 invested in Class I shares of the NVIT NS Partners International Focused Growth Fund
versus performance of the MSCI EAFE
®
Growth Index over the 10-year period ended 12/31/23. Unlike the Fund, the performance of this index does not reflect any fees, expenses, or sales charges. One cannot invest directly in a market index. A description of the benchmarks can be found on the Market Index Definitions page at the back of this book.

26 - Shareholder Expense Example - December 31, 2023 - International Funds
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per Securities and Exchange
Commission (“SEC”) requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period (July 1, 2023) and continued to hold your shares at the end of the reporting period (December 31, 2023).
Actual Expenses
For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses.
You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid from July
1, 2023 through December 31, 2023. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid
During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Expenses for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’
actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period from July 1, 2023 through December 31, 2023. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the
5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs were included, your costs would have been higher. Therefore, the second line for each
Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The examples also assume all dividends and distributions are reinvested.
Schedule of Shareholder Expenses
Expense Analysis of a $1,000 Investment
Beginning Account
Value($) 7/1/23
Ending Account
Value($) 12/31/23
Expenses Paid
During Period ($)
7/1/23 - 12/31/23
Expense Ratio
During Period (%)
7/1/23 - 12/31/23
(a)
NVIT Columbia Overseas Value Fund
Class I Shares
Actual
(b)
1,000.00 1,079.40 5.35 1.02
Hypothetical
(b)(c)
1,000.00 1,020.06 5.19 1.02
Class X Shares
Actual
(b)
1,000.00 1,080.00 4.61 0.88
Hypothetical
(b)(c)
1,000.00 1,020.77 4.48 0.88
Class Z Shares
Actual
(b)
1,000.00 1,078.80 5.92 1.13
Hypothetical
(b)(c)
1,000.00 1,019.51 5.75 1.13

International Funds - December 31, 2023 - Shareholder Expense Example - 27
Beginning Account
Value($) 7/1/23
Ending Account
Value($) 12/31/23
Expenses Paid
During Period ($)
7/1/23 - 12/31/23
Expense Ratio
During Period (%)
7/1/23 - 12/31/23
(a)
NVIT Emerging Markets Fund
Class I Shares
Actual
(b)
1,000.00 1,002.50 5.75 1.14
Hypothetical
(b)(c)
1,000.00 1,019.46 5.80 1.14
Class II Shares
Actual
(b)
1,000.00 1,000.90 7.01 1.39
Hypothetical
(b)(c)
1,000.00 1,018.20 7.07 1.39
Class D Shares
Actual
(b)
1,000.00 1,000.40 7.16 1.42
Hypothetical
(b)(c)
1,000.00 1,018.05 7.22 1.42
Class Y Shares
Actual
(b)
1,000.00 1,001.20 4.69 0.93
Hypothetical
(b)(c)
1,000.00 1,020.52 4.74 0.93
NVIT International Equity Fund
Class I Shares
Actual
(b)
1,000.00 1,079.20 5.14 0.98
Hypothetical
(b)(c)
1,000.00 1,020.27 4.99 0.98
Class II Shares
Actual
(b)
1,000.00 1,078.70 6.44 1.23
Hypothetical
(b)(c)
1,000.00 1,019.00 6.26 1.23
NVIT NS Partners International Focused Growth Fund
Class I Shares
Actual
(b)
1,000.00 1,023.70 4.95 0.97
Hypothetical
(b)(c)
1,000.00 1,020.32 4.94 0.97
Class II Shares
Actual
(b)
1,000.00 1,023.80 6.22 1.22
Hypothetical
(b)(c)
1,000.00 1,019.06 6.21 1.22
(a)
The Example does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
(b)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value from July 1, 2023 through
December 31, 2023 multiplied by 184/365 to reflect one-half year period. The expense ratio presented represents a six-month, annualized ratio in accordance with Securities and Exchange Commission guidelines.
(c)
Represents the hypothetical 5% return before expenses.

28 - Statement of Investments - December 31, 2023 - NVIT Columbia Overseas Value Fund
Common Stocks 97 .9%
Shares Value ($)
AUSTRALIA 2 .4%
Hotels, Restaurants & Leisure 0 .5%
Flutter Entertainment plc * 6,727 1,184,697
Metals & Mining 1 .9%
Northern Star Resources Ltd. 478,493 4,476,017
5,660,714
BELGIUM 1 .1%
Diversified Telecommunication Services 1 .1%
Liberty Global Ltd., Class C *(a) 132,148 2,463,239
CANADA 3 .6%
Chemicals 0 .4%
Nutrien Ltd. 16,823 947,640
Metals & Mining 1 .2%
Pan American Silver Corp. 70,477 1,150,889
Teck Resources Ltd., Class B 40,338 1,705,088
2,855,977
Oil, Gas & Consumable Fuels 2 .0%
Cameco Corp. 68,725 2,962,047
Vermilion Energy, Inc. (a) 140,553 1,695,069
4,657,116
8,460,733
CHINA 0 .8%
Water Utilities 0 .8%
Guangdong Investment Ltd. 2,556,000 1,858,303
FINLAND 2 .1%
Paper & Forest Products 2 .1%
UPM-Kymmene OYJ 128,762 4,843,472
FRANCE 11 .9%
Banks 2 .1%
BNP Paribas SA 72,324 5,011,108
Biotechnology 0 .0%
†
DBV Technologies SA, ADR * 27,993 26,672
Construction & Engineering 1 .1%
Eiffage SA 23,963 2,572,209
Insurance 2 .6%
AXA SA 188,498 6,153,115
Multi-Utilities 2 .2%
Engie SA 299,141 5,260,141
Oil, Gas & Consumable Fuels 3 .9%
TotalEnergies SE 129,469 8,794,628
27,817,873
GERMANY 4 .0%
Automobiles 0 .5%
Mercedes-Benz Group AG 17,455 1,205,512
Machinery 1 .1%
Duerr AG 59,585 1,406,767
KION Group AG 26,221 1,119,744
2,526,511
Multi-Utilities 1 .4%
E.ON SE 251,131 3,368,948
Pharmaceuticals 1 .0%
Bayer AG (Registered) 23,134 858,822
Merck KGaA 9,226 1,467,466
2,326,288
9,427,259
Common Stocks
Shares Value ($)
GREECE 1 .0%
Banks 1 .0%
Piraeus Financial Holdings SA * 682,881 2,407,085
HONG KONG 1 .3%
Food Products 1 .3%
WH Group Ltd. Reg. S (b) 4,701,377 3,032,458
IRELAND 1 .1%
Banks 1 .1%
Bank of Ireland Group plc 274,256 2,485,997
Biotechnology 0 .0%
†
Amarin Corp. plc, ADR *(a) 24,495 21,311
2,507,308
ISRAEL 3 .4%
Banks 0 .8%
Bank Hapoalim BM 213,955 1,917,114
Diversified Telecommunication Services 0 .6%
Bezeq The Israeli
Telecommunication Corp. Ltd. 978,330 1,329,511
Software 2 .0%
Check Point Software
Technologies Ltd. * 30,295 4,628,773
7,875,398
JAPAN 23 .7%
Automobiles 0 .9%
Toyota Motor Corp. 112,400 2,063,302
Banks 3 .6%
Mebuki Financial Group, Inc. 850,900 2,581,011
Sumitomo Mitsui Financial Group,
Inc. 115,000 5,601,662
8,182,673
Building Products 0 .3%
Sanwa Holdings Corp. 47,200 713,143
Commercial Services & Supplies 1 .3%
TOPPAN Holdings, Inc. 112,600 3,132,878
Construction & Engineering 0 .7%
Kinden Corp. 89,900 1,525,091
Consumer Staples Distribution & Retail 2 .1%
Kusuri no Aoki Holdings Co. Ltd. 39,300 893,361
MatsukiyoCocokara & Co. 154,600 2,732,520
Sundrug Co. Ltd. 39,100 1,254,777
4,880,658
Electronic Equipment, Instruments & Components 2 .9%
Daiwabo Holdings Co. Ltd. 163,200 3,563,426
Macnica Holdings, Inc. 61,100 3,206,628
6,770,054
Financial Services 1 .6%
ORIX Corp. 203,500 3,812,935
Health Care Providers & Services 0 .7%
Ship Healthcare Holdings, Inc. 98,000 1,674,769
Insurance 1 .4%
Dai-ichi Life Holdings, Inc. 156,300 3,318,309
Leisure Products 1 .8%
Sankyo Co. Ltd. 73,700 4,289,293
Machinery 0 .3%
Takuma Co. Ltd. 60,900 770,419

NVIT Columbia Overseas Value Fund - December 31, 2023 - Statement of Investments - 29
Common Stocks
Shares Value ($)
JAPAN
Pharmaceuticals 1 .6%
Takeda Pharmaceutical Co. Ltd. 131,200 3,766,405
Specialty Retail 1 .7%
Shimamura Co. Ltd. 36,200 4,040,321
Trading Companies & Distributors 2 .8%
ITOCHU Corp. 99,900 4,077,849
Marubeni Corp. 165,000 2,596,280
6,674,129
55,614,379
NETHERLANDS 10 .6%
Banks 2 .5%
ING Groep NV 384,825 5,760,905
Consumer Staples Distribution & Retail 1 .9%
Koninklijke Ahold Delhaize NV 152,987 4,392,636
Insurance 2 .1%
ASR Nederland NV 102,588 4,850,949
Oil, Gas & Consumable Fuels 4 .1%
Shell plc 300,754 9,771,252
24,775,742
NORWAY 0 .7%
Food Products 0 .7%
Leroy Seafood Group ASA 413,472 1,702,813
RUSSIA 0 .0%
†
Oil, Gas & Consumable Fuels 0 .0%
†
LUKOIL PJSC ^∞ 10,847 0
SINGAPORE 2 .3%
Electronic Equipment, Instruments & Components 1 .5%
Venture Corp. Ltd. 329,200 3,390,671
Oil, Gas & Consumable Fuels 0 .8%
BW LPG Ltd. Reg. S (b) 130,583 1,938,927
5,329,598
SOUTH AFRICA 0 .2%
Metals & Mining 0 .2%
Sibanye Stillwater Ltd., ADR (a) 104,989 570,090
SOUTH KOREA 0 .7%
Broadline Retail 0 .1%
Hyundai Home Shopping Network
Corp. * 7,678 256,361
Textiles, Apparel & Luxury Goods 0 .6%
Youngone Corp. * 36,817 1,299,393
1,555,754
SPAIN 2 .4%
Banks 2 .3%
Banco Santander SA 1,284,984 5,364,105
Energy Equipment & Services 0 .1%
Tecnicas Reunidas SA * 36,225 333,840
5,697,945
SWEDEN 0 .1%
Entertainment 0 .1%
Stillfront Group AB * 276,150 334,321
SWITZERLAND 3 .0%
Capital Markets 0 .7%
UBS Group AG (Registered) 49,464 1,536,291
Common Stocks
Shares Value ($)
SWITZERLAND
Pharmaceuticals 2 .3%
Novartis AG (Registered) 54,815 5,534,644
7,070,935
TAIWAN 1 .0%
Insurance 1 .0%
Fubon Financial Holding Co. Ltd. 1,084,490 2,286,505
UNITED KINGDOM 11 .5%
Capital Markets 1 .2%
TP ICAP Group plc 1,154,810 2,870,241
Diversified Telecommunication Services 1 .2%
BT Group plc (a) 1,795,014 2,819,635
Energy Equipment & Services 0 .2%
John Wood Group plc * 197,325 430,484
Household Durables 0 .2%
Crest Nicholson Holdings plc 135,394 373,904
Industrial Conglomerates 1 .9%
DCC plc 59,258 4,348,301
Insurance 1 .0%
Just Group plc 2,078,074 2,272,792
Oil, Gas & Consumable Fuels 0 .9%
BP plc 369,719 2,184,861
Pharmaceuticals 0 .7%
AstraZeneca plc, ADR 25,003 1,683,952
Tobacco 2 .9%
British American Tobacco plc 160,606 4,686,845
Imperial Brands plc 100,773 2,315,747
7,002,592
Wireless Telecommunication Services 1 .3%
Vodafone Group plc 3,523,272 3,060,575
27,047,337
UNITED STATES 9 .0%
Biotechnology 0 .2%
Insmed, Inc. * 15,646 484,869
Sage Therapeutics, Inc. * 4,653 100,831
585,700
Chemicals 0 .6%
Livent Corp. *(a) 74,381 1,337,370
Financial Services 1 .3%
Burford Capital Ltd. (a) 195,997 3,057,553
Food Products 0 .7%
JBS SA 309,250 1,580,772
Oil, Gas & Consumable Fuels 1 .4%
Diversified Energy Co. plc Reg.
S (a) 127,668 1,810,877
Energy Fuels, Inc. *(a) 216,916 1,559,626
3,370,503
Pharmaceuticals 4 .8%
Jazz Pharmaceuticals plc *(a) 25,694 3,160,362
Roche Holding AG 9,259 2,683,556
Sanofi SA 53,597 5,313,681
11,157,599
21,089,497
Total Common Stocks
(cost $183,737,593) 229,428,758

30 - Statement of Investments - December 31, 2023 - NVIT Columbia Overseas Value Fund
Exchange Traded Fund 0 .4%
Shares Value ($)
UNITED STATES 0 .4%
iShares MSCI EAFE Value ETF (a) 17,240 898,204
Total Exchange Traded Fund
(cost $857,459) 898,204
Repurchase Agreements 2 .7%
Principal
Amount ($)
Cantor Fitzgerald & Co., 5.40%,
dated 12/29/2023, due
1/2/2024, repurchase price
$434,491, collateralized by
U.S. Government Agency
Securities, ranging from
0.38% - 28.14%, maturing
10/15/2024 - 11/20/2073; total
market value $442,915.(c)(d) 434,230 434,230
Pershing LLC, 5.33%,
dated 12/29/2023, due
1/2/2024, repurchase price
$6,003,554, collateralized
by U.S. Government Agency
Securities, ranging from
0.27% - 8.00%, maturing
2/15/2024 - 10/20/2073; total
market value $6,120,000.(c)
(d) 6,000,000 6,000,000
Total Repurchase Agreements
(cost $6,434,230) 6,434,230
Total Investments
(cost $191,029,282) — 101.0% 236,761,192
Liabilities in excess of other assets — (1.0)% (2,262,927)
NET ASSETS — 100.0%
$ 234,498,265
* Denotes a non-income producing security.
^ Value determined using significant unobservable inputs.
∞ Fair valued security.
† Amount rounds to less than 0.1%.
(a) The security or a portion of this security is on loan as of December 31, 2023. The total value of securities on
loan as of December 31, 2023 was $14,077,897, which
was collateralized by cash used to purchase repurchase
agreements with a total value of $6,434,230 and by
$8,191,675 of collateral in the form of U.S. Government
Treasury Securities, interest rates ranging from 0.00%
– 7.63%, and maturity dates ranging from 1/25/2024 –
8/15/2053, a total value of $14,625,905.
(b) Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board
of Trustees. The liquidity determination is unaudited. The
aggregate value of these securities as of December 31, 2023
was $4,971,385 which represents 2.12% of net assets.
(c) Security was purchased with cash collateral held from
securities on loan. The total value of securities purchased
with cash collateral as of December 31, 2023 was
$6,434,230.
(d) Please refer to Note 2 for additional information on the joint repurchase agreement.
ADR American Depositary Receipt
ETF Exchange Traded Fund
Reg. S Regulation S - Security was purchased pursuant
to Regulation S under the Securities Act of
1933, which exempts from registration securities
offered and sold outside of the United States.
Such security cannot be sold in the United States
without either an effective registration statement
filed pursuant to the Securities Act of 1933 or
pursuant to an exemption from registration.
Currently there is no restriction on trading this
security.

NVIT Columbia Overseas Value Fund - December 31, 2023 - Statement of Investments - 31
Forward Foreign Currency Contracts outstanding as of December 31, 2023:
Currenc y Purchased Currency Sold Counterparty Settlement Date
Unrealized
Appreciation
(Depreciation) ($)
AUD 1,367,000 USD 912,493 Morgan Stanley Co., Inc. 2/1/2024 20,004
AUD 18,948,000 USD 12,535,428 State Street Bank and Trust Co. 2/1/2024 389,917
CHF 3,932,000 USD 4,522,555 UBS AG Stamford Branch 2/1/2024 167,602
DKK 9,367,000 USD 1,361,055 State Street Bank and Trust Co. 2/1/2024 28,319
EUR 3,981,000 USD 4,309,273 Citibank NA 2/1/2024 91,037
NZD 737,000 USD 455,137 Morgan Stanley Co., Inc. 2/1/2024 10,816
SEK 47,262,000 USD 4,542,473 Morgan Stanley Co., Inc. 2/1/2024 149,335
Total unrealized appreciation 857,030
DKK 4,667,000 USD 696,671 Citibank NA 2/1/2024 (4,432)
USD 5,652,929 CAD 7,677,000 UBS AG Stamford Branch 2/1/2024 (143,270)
USD 455,492 DKK 3,100,000 HSBC Bank USA, N.A. 2/1/2024 (4,320)
USD 1,807,836 ILS 6,692,000 HSBC Bank USA, N.A. 2/1/2024 (41,631)
USD 3,944,916 JPY 561,253,000 Barclays Bank plc 2/1/2024 (54,359)
USD 1,142,969 JPY 162,808,000 Citibank NA 2/1/2024 (17,139)
USD 465,876 JPY 65,800,000 State Street Bank and Trust Co. 2/1/2024 (2,990)
USD 1,585,878 KRW 2,076,469,000 Goldman Sachs International
**
2/1/2024 (29,264)
USD 453,090 SGD 605,000 HSBC Bank USA, N.A. 2/1/2024 (6,007)
USD 2,257,887 TWD 70,638,000 Goldman Sachs International
**
2/1/2024 (52,608)
Total unrealized depreciation (356,020)
Net unrealized appreciation 501,010
** Non-deliverable forward.
Currency:
AUD Australian dollar
CAD Canadian dollar
CHF Swiss franc
DKK Danish krone
EUR Euro
ILS Israeli shekel
JPY Japanese yen
KRW South Korean won
NZD New Zealand dollar
SEK Swedish krona
SGD Singapore dollar
TWD Taiwan new dollar
USD United States dollar
The accompanying notes are an integral part of these financial statements.

32 - Statement of Investments - December 31, 2023 - NVIT Emerging Markets Fund
Common Stocks 96 .8%
Shares Value ($)
BRAZIL 3 .5%
Banks 2 .0%
Banco Bradesco SA, ADR 293,080 1,025,780
Itau Unibanco Holding SA, ADR 267,023 1,855,810
2,881,590
Oil, Gas & Consumable Fuels 1 .5%
Petroleo Brasileiro SA, ADR 141,993 2,267,628
5,149,218
CHILE 1 .1%
Banks 0 .6%
Banco Santander Chile 18,488,046 902,358
Electrical Equipment 0 .5%
Sociedad Quimica y Minera de
Chile SA, ADR 12,441 749,197
1,651,555
CHINA 22 .8%
Automobiles 0 .8%
BYD Co. Ltd., Class A 42,200 1,176,363
Beverages 1 .2%
Kweichow Moutai Co. Ltd., Class A 7,052 1,712,970
Broadline Retail 1 .3%
Alibaba Group Holding Ltd. 199,469 1,927,719
Diversified Consumer Services 0 .0%
†
China Education Group Holdings
Ltd. Reg. S 100,000 62,580
Electrical Equipment 1 .0%
NARI Technology Co. Ltd., Class A 448,765 1,415,574
Electronic Equipment, Instruments & Components 1 .0%
Sunny Optical Technology Group
Co. Ltd. 158,600 1,458,245
Entertainment 2 .1%
NetEase, Inc. 164,903 3,060,503
Health Care Equipment & Supplies 1 .0%
Shenzhen Mindray Bio-Medical
Electronics Co. Ltd., Class A 35,100 1,440,378
Hotels, Restaurants & Leisure 1 .9%
Trip.com Group Ltd., ADR *(a) 63,700 2,293,837
Yum China Holdings, Inc. 11,800 500,674
2,794,511
Interactive Media & Services 4 .8%
Tencent Holdings Ltd. 192,100 7,257,683
Life Sciences Tools & Services 0 .7%
WuXi AppTec Co. Ltd., Class A 97,965 1,009,638
Machinery 1 .2%
Jiangsu Hengli Hydraulic Co. Ltd.,
Class A 86,500 666,298
Shenzhen Envicool Technology
Co. Ltd., Class A 278,504 1,078,316
1,744,614
Oil, Gas & Consumable Fuels 0 .9%
PetroChina Co. Ltd., Class H 2,070,000 1,364,558
Passenger Airlines 0 .9%
Spring Airlines Co. Ltd., Class A * 182,225 1,288,348
Real Estate Management & Development 1 .0%
KE Holdings, Inc., ADR 93,500 1,515,635
Common Stocks
Shares Value ($)
CHINA
Software 1 .6%
Shanghai Baosight Software Co.
Ltd., Class A 338,269 2,323,779
Textiles, Apparel & Luxury Goods 1 .4%
Shenzhou International Group
Holdings Ltd. 200,700 2,059,455
33,612,553
GREECE 1 .9%
Hotels, Restaurants & Leisure 1 .2%
OPAP SA 103,926 1,764,224
Industrial Conglomerates 0 .7%
Mytilineos SA 25,793 1,045,133
2,809,357
HONG KONG 3 .8%
Capital Markets 0 .8%
Hong Kong Exchanges & Clearing
Ltd. 34,000 1,163,316
Insurance 3 .0%
AIA Group Ltd. 281,413 2,444,186
Prudential plc 172,181 1,938,265
4,382,451
5,545,767
INDIA 18 .9%
Automobile Components 0 .6%
Sona Blw Precision Forgings Ltd.
Reg. S (b) 123,008 951,254
Banks 6 .5%
Axis Bank Ltd. 167,597 2,216,851
HDFC Bank Ltd. 250,730 5,143,593
HDFC Bank Ltd., ADR 33,023 2,216,174
9,576,618
Beverages 3 .4%
Varun Beverages Ltd. 340,995 5,066,242
Construction & Engineering 2 .4%
Larsen & Toubro Ltd. 82,388 3,487,436
Ground Transportation 1 .4%
Container Corp. of India Ltd. 194,534 2,007,206
Health Care Providers & Services 2 .5%
Max Healthcare Institute Ltd. 446,909 3,681,615
Wireless Telecommunication Services 2 .1%
Bharti Airtel Ltd. 246,116 3,048,928
27,819,299
INDONESIA 3 .2%
Banks 1 .6%
Bank Central Asia Tbk. PT 2,315,915 1,412,545
Bank Rakyat Indonesia Persero
Tbk. PT 2,691,600 997,891
2,410,436
Diversified Telecommunication Services 1 .6%
Telkom Indonesia Persero Tbk. PT 9,124,800 2,342,060
4,752,496
MALAYSIA 1 .6%
Banks 1 .6%
Public Bank Bhd. 2,450,400 2,286,088

NVIT Emerging Markets Fund - December 31, 2023 - Statement of Investments - 33
Common Stocks
Shares Value ($)
MEXICO 1 .8%
Consumer Staples Distribution & Retail 1 .8%
Wal-Mart de Mexico SAB de CV
(a) 644,753 2,717,447
PHILIPPINES 0 .9%
Hotels, Restaurants & Leisure 0 .9%
Jollibee Foods Corp. 298,760 1,355,653
POLAND 1 .6%
Banks 1 .2%
Bank Polska Kasa Opieki SA 47,440 1,832,849
Textiles, Apparel & Luxury Goods 0 .4%
LPP SA 131 538,920
2,371,769
RUSSIA 0 .0%
†
Banks 0 .0%
†
Sberbank of Russia PJSC
(Preference) ^∞ 533,346 0
TCS Group Holding plc, GDR Reg.
S *^∞ 24,424 0
0
Consumer Staples Distribution & Retail 0 .0%
†
Magnit PJSC ^∞ 32,259 0
Interactive Media & Services 0 .0%
†
Yandex NV, Class A *^∞ 33,418 0
Oil, Gas & Consumable Fuels 0 .0%
†
Gazprom PJSC *^∞ 1,425,666 0
0
SOUTH AFRICA 1 .3%
Financial Services 1 .3%
FirstRand Ltd. 459,770 1,845,584
SOUTH KOREA 14 .8%
Automobile Components 1 .5%
Hyundai Mobis Co. Ltd. 11,755 2,151,720
Automobiles 0 .5%
Kia Corp. * 10,212 790,829
Semiconductors & Semiconductor Equipment 3 .8%
HPSP Co. Ltd. * 34,750 1,174,323
SK Hynix, Inc. 41,144 4,492,315
5,666,638
Technology Hardware, Storage & Peripherals 9 .0%
Samsung Electronics Co. Ltd. 170,054 10,342,670
Samsung Electronics Co. Ltd.
(Preference) 60,704 2,927,257
13,269,927
21,879,114
TAIWAN 16 .4%
Communications Equipment 0 .8%
Accton Technology Corp. 72,541 1,229,163
Electronic Equipment, Instruments & Components 3 .3%
Delta Electronics, Inc. 212,000 2,159,139
Lotes Co. Ltd. 34,000 1,181,027
Unimicron Technology Corp. 277,000 1,578,856
4,919,022
Semiconductors & Semiconductor Equipment 11 .3%
Alchip Technologies Ltd. 17,000 1,801,377
eMemory Technology, Inc. 20,000 1,585,293
Global Unichip Corp. 19,000 1,071,794
Common Stocks
Shares Value ($)
TAIWAN
Semiconductors & Semiconductor Equipment
Taiwan Semiconductor
Manufacturing Co. Ltd. 626,923 12,065,437
16,523,901
Technology Hardware, Storage & Peripherals 1 .0%
Wiwynn Corp. 26,000 1,535,461
24,207,547
THAILAND 3 .2%
Banks 0 .8%
SCB X PCL 409,200 1,252,806
Hotels, Restaurants & Leisure 0 .6%
Minor International PCL 1,069,700 923,206
Oil, Gas & Consumable Fuels 1 .3%
PTT Exploration & Production PCL 441,075 1,918,718
Specialty Retail 0 .5%
Home Product Center PCL 2,009,300 687,762
4,782,492
Total Common Stocks
(cost $127,352,924) 142,785,939
Total Investments
(cost $127,352,924) — 96.8% 142,785,939
Other assets in excess of liabilities — 3.2% 4,658,606
NET ASSETS — 100.0%
$ 147,444,545
* Denotes a non-income producing security.
^ Value determined using significant unobservable inputs.
∞ Fair valued security.
† Amount rounds to less than 0.1%.
(a) The security or a portion of this security is on loan as of December 31, 2023. The total value of securities on
loan as of December 31, 2023 was $589,972, which was
collateralized by $627,996 in the form of U.S Government
Treasury Securities, interest rates ranging from 0.13%
– 7.63%, and maturity dates ranging from 4/30/2024
– 2/15/2052.
(b) Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board
of Trustees. The liquidity determination is unaudited. The
aggregate value of these securities as of December 31, 2023
was $951,254 which represents 0.65% of net assets.

34 - Statement of Investments - December 31, 2023 - NVIT Emerging Markets Fund
ADR American Depositary Receipt
GDR Global Depositary Receipt
Preference A special type of equity investment that shares in the earnings of the company, has limited voting
rights, and may have a dividend preference.
Preference shares may also have liquidation
preference.
Reg. S Regulation S - Security was purchased pursuant
to Regulation S under the Securities Act of
1933, which exempts from registration securities
offered and sold outside of the United States.
Such security cannot be sold in the United States
without either an effective registration statement
filed pursuant to the Securities Act of 1933 or
pursuant to an exemption from registration.
Currently there is no restriction on trading this
security.
The accompanying notes are an integral part of these financial statements.

NVIT International Equity Fund - December 31, 2023 - Statement of Investments - 35
Common Stocks 99.4%
Shares Value ($)
AUSTRALIA 4.6%
Commercial Services & Supplies 1.0%
Brambles Ltd. 99,367 920,050
Health Care Equipment & Supplies 0.4%
Cochlear Ltd. 1,699 345,215
Health Care Providers & Services 0.6%
Sonic Healthcare Ltd. 24,512 535,106
Hotels, Restaurants & Leisure 0.8%
Aristocrat Leisure Ltd. 25,700 712,563
Metals & Mining 1.5%
BlueScope Steel Ltd. 19,018 302,664
Coronado Global Resources, Inc.
CRDI Reg. S (a) 62,183 74,292
Northern Star Resources Ltd. 22,790 213,187
Perseus Mining Ltd. 252,363 319,518
Pilbara Minerals Ltd. (b) 138,563 371,336
Ramelius Resources Ltd. (b) 103,337 119,165
1,400,162
Passenger Airlines 0.3%
Qantas Airways Ltd. * 78,931 287,759
4,200,855
AUSTRIA 0.3%
Banks 0.3%
Raiffeisen Bank International AG
(b) 11,229 231,567
BRAZIL 1.5%
Metals & Mining 0.1%
Vale SA 6,500 103,070
Oil, Gas & Consumable Fuels 1.3%
Petroleo Brasileiro SA (Preference) 144,900 1,107,650
Water Utilities 0.1%
Cia De Sanena Do Parana * 19,200 115,196
1,325,916
CANADA 7.6%
Broadline Retail 1.2%
Dollarama, Inc. (b) 15,582 1,122,920
Consumer Staples Distribution & Retail 0.2%
Metro, Inc., Class A 2,729 141,264
Independent Power and Renewable Electricity Producers 0.3%
TransAlta Corp. 32,463 269,984
Insurance 1.7%
Fairfax Financial Holdings Ltd. 97 89,494
Manulife Financial Corp. 63,989 1,413,982
1,503,476
IT Services 1.4%
CGI, Inc. * 9,047 969,187
Shopify, Inc., Class A * 3,717 289,382
1,258,569
Metals & Mining 0.6%
Agnico Eagle Mines Ltd. 3,890 213,281
Kinross Gold Corp. 16,134 97,653
Torex Gold Resources, Inc. * 20,092 221,686
532,620
Oil, Gas & Consumable Fuels 0.3%
Canadian Natural Resources Ltd. 2,886 189,075
Vermilion Energy, Inc. (b) 5,733 69,096
258,171
Common Stocks
Shares Value ($)
CANADA
Software 1.9%
Constellation Software, Inc. 723 1,792,575
6,879,579
CHILE 0.1%
Electric Utilities 0.1%
Enel Chile SA 732,123 47,359
CHINA 8.6%
Air Freight & Logistics 0.1%
ZTO Express Cayman, Inc., ADR 5,894 125,424
Automobiles 0.1%
BYD Co. Ltd., Class H 2,500 68,700
Banks 0.5%
Bank of China Ltd., Class H 850,000 323,400
China Construction Bank Corp.,
Class H 153,000 91,535
China Merchants Bank Co. Ltd.,
Class H 16,500 57,448
472,383
Broadline Retail 2.1%
Alibaba Group Holding Ltd. 84,100 812,765
Alibaba Group Holding Ltd., ADR 2,708 209,897
JD.com, Inc., Class A 26,057 375,576
PDD Holdings, Inc., ADR *(b) 2,288 334,757
Vipshop Holdings Ltd., ADR *(b) 12,965 230,258
1,963,253
Chemicals 0.2%
Jinan Acetate Chemical Co. Ltd. 6,846 177,480
Communications Equipment 0.1%
BYD Electronic International Co.
Ltd. 17,500 81,864
Diversified Consumer Services 0.1%
New Oriental Education &
Technology Group, Inc., ADR * 1,255 91,966
Electronic Equipment, Instruments & Components 0.1%
Sunny Optical Technology Group
Co. Ltd. 9,200 84,589
Entertainment 1.0%
NetEase, Inc. 36,500 677,418
Tencent Music Entertainment
Group, ADR * 21,871 197,058
874,476
Gas Utilities 0.2%
Beijing Enterprises Holdings Ltd. 23,500 81,694
Kunlun Energy Co. Ltd. 102,000 91,885
173,579
Health Care Providers & Services 0.1%
Sinopharm Group Co. Ltd., Class
H 24,800 64,822
Hotels, Restaurants & Leisure 0.4%
Haidilao International Holding Ltd.
Reg. S (a)(b) 110,000 204,087
Meituan, Class B Reg. S *(a) 12,600 132,805
336,892
Household Durables 0.1%
Hisense Home Appliances Group
Co. Ltd. 34,000 73,218

36 - Statement of Investments - December 31, 2023 - NVIT International Equity Fund
Common Stocks
Shares Value ($)
CHINA
Independent Power and Renewable Electricity Producers 0.4%
China Longyuan Power Group
Corp. Ltd., Class H 525,000 397,635
Insurance 0.1%
PICC Property & Casualty Co.
Ltd., Class H 70,000 83,090
Interactive Media & Services 1.4%
Baidu, Inc., ADR * 1,970 234,607
Kuaishou Technology Reg. S *(a) 11,600 78,362
Meitu, Inc. Reg. S *(a)(b) 165,000 75,812
Tencent Holdings Ltd. 25,100 948,298
1,337,079
Machinery 0.3%
Yangzijiang Shipbuilding Holdings
Ltd. 276,300 311,545
Oil, Gas & Consumable Fuels 0.3%
PetroChina Co. Ltd., Class H 412,000 271,593
Pharmaceuticals 0.3%
CSPC Pharmaceutical Group Ltd. 259,200 242,263
Real Estate Management & Development 0.2%
China Overseas Property Holdings
Ltd. 85,000 63,711
KE Holdings, Inc., ADR 5,603 90,824
154,535
Specialty Retail 0.1%
China Yongda Automobiles
Services Holdings Ltd. 162,500 60,895
Technology Hardware, Storage & Peripherals 0.4%
Xiaomi Corp., Class B Reg. S *(a) 177,000 352,400
7,799,681
COLOMBIA 0.1%
Banks 0.1%
Bancolombia SA, ADR 2,242 68,986
DENMARK 4.1%
Marine Transportation 0.6%
AP Moller - Maersk A/S, Class B 283 508,683
Pharmaceuticals 3.2%
Novo Nordisk A/S, Class B 28,181 2,914,897
Textiles, Apparel & Luxury Goods 0.3%
Pandora A/S 1,925 265,942
3,689,522
FRANCE 6.5%
Banks 1.4%
BNP Paribas SA 13,227 916,458
Societe Generale SA 11,579 308,708
1,225,166
Building Products 0.9%
Cie de Saint-Gobain SA 11,464 847,720
Construction & Engineering 1.9%
Vinci SA 13,143 1,650,672
Containers & Packaging 0.3%
Verallia SA Reg. S (a) 7,786 300,938
Hotels, Restaurants & Leisure 0.5%
La Francaise des Jeux SAEM
Reg. S (a) 11,788 427,908
Common Stocks
Shares Value ($)
FRANCE
Insurance 0.6%
AXA SA 16,923 552,415
IT Services 0.4%
Capgemini SE 1,911 399,769
Oil, Gas & Consumable Fuels 0.2%
TotalEnergies SE 2,730 185,445
Professional Services 0.1%
Teleperformance SE 659 96,321
Retail REITs 0.1%
Unibail-Rodamco-Westfield * 1,416 104,314
Trading Companies & Distributors 0.1%
Rexel SA 4,185 115,035
5,905,703
GERMANY 5.6%
Automobiles 1.6%
Bayerische Motoren Werke AG 13,751 1,529,439
Capital Markets 0.8%
Deutsche Bank AG (Registered) 51,026 696,442
Hotels, Restaurants & Leisure 0.2%
TUI AG * 17,994 140,347
Insurance 0.5%
Muenchener Rueckversicherungs-
Gesellschaft AG in Muenchen
(Registered) 466 192,969
Talanx AG 3,413 243,573
436,542
Machinery 0.1%
Rational AG 78 60,262
Personal Care Products 0.1%
Beiersdorf AG 303 45,398
Semiconductors & Semiconductor Equipment 2.1%
Infineon Technologies AG 45,007 1,877,177
SMA Solar Technology AG *(b) 1,275 85,244
1,962,421
Software 0.2%
SAP SE 1,462 224,893
5,095,744
GREECE 0.6%
Banks 0.6%
Eurobank Ergasias Services and
Holdings SA * 113,251 201,026
National Bank of Greece SA * 26,561 184,317
Piraeus Financial Holdings SA * 33,302 117,386
502,729
HONG KONG 1.8%
Food Products 0.3%
WH Group Ltd. Reg. S (a) 403,000 259,941
Oil, Gas & Consumable Fuels 0.1%
United Energy Group Ltd. (b) 846,000 92,293
Real Estate Management & Development 0.5%
Swire Pacific Ltd., Class A 56,000 472,877
Retail REITs 0.9%
Link REIT 141,600 791,880
1,616,991

NVIT International Equity Fund - December 31, 2023 - Statement of Investments - 37
Common Stocks
Shares Value ($)
INDIA 4.4%
Aerospace & Defense 0.6%
Hindustan Aeronautics Ltd. Reg. S 16,891 569,151
Banks 1.6%
Bank of Baroda 54,229 150,328
Karur Vysya Bank Ltd. (The) 65,952 133,688
State Bank of India 142,629 1,098,396
1,382,412
Chemicals 0.1%
GHCL Ltd. 10,801 75,330
Financial Services 0.1%
LIC Housing Finance Ltd. 16,772 107,864
Insurance 0.3%
Life Insurance Corp. of India 27,005 269,992
IT Services 0.2%
HCL Technologies Ltd. 10,858 191,019
Metals & Mining 0.3%
NMDC Steel Ltd. * 167,036 103,053
Vedanta Ltd. 51,255 159,171
262,224
Pharmaceuticals 1.2%
Cipla Ltd. 6,213 93,033
Dr Reddy's Laboratories Ltd. 14,229 990,880
1,083,913
3,941,905
INDONESIA 0.7%
Banks 0.6%
Bank Mandiri Persero Tbk. PT 1,276,800 500,852
Bank Rakyat Indonesia Persero
Tbk. PT 259,900 96,356
597,208
Food Products 0.1%
First Resources Ltd. 57,200 61,921
659,129
IRELAND 0.7%
Passenger Airlines 0.3%
Ryanair Holdings plc, ADR *(b) 1,719 229,246
Trading Companies & Distributors 0.4%
AerCap Holdings NV * 5,106 379,478
608,724
ISRAEL 0.3%
Semiconductors & Semiconductor Equipment 0.2%
Nova Ltd. *(b) 938 128,872
Software 0.1%
Check Point Software
Technologies Ltd. * 648 99,008
227,880
ITALY 2.7%
Automobiles 1.2%
Ferrari NV 3,382 1,139,868
Banks 1.2%
Banco BPM SpA 33,928 179,142
UniCredit SpA 32,138 871,831
1,050,973
Construction Materials 0.1%
Buzzi SpA 2,923 88,890
Common Stocks
Shares Value ($)
ITALY
Diversified Telecommunication Services 0.2%
Telecom Italia SpA *(b) 548,762 178,557
2,458,288
JAPAN 14.2%
Automobile Components 0.3%
Denso Corp. 18,000 269,981
Automobiles 1.7%
Honda Motor Co. Ltd. 72,700 751,498
Mitsubishi Motors Corp. 29,100 92,224
Subaru Corp. 8,500 155,114
Toyota Motor Corp. 27,200 499,304
1,498,140
Banks 1.7%
Hyakugo Bank Ltd. (The) 23,500 88,656
Japan Post Bank Co. Ltd. 5,400 54,971
Mizuho Financial Group, Inc. 75,000 1,282,741
Tokyo Kiraboshi Financial Group,
Inc. 3,900 109,582
1,535,950
Beverages 0.1%
Takara Holdings, Inc. (b) 9,700 85,009
Capital Markets 0.1%
Daiwa Securities Group, Inc. 17,800 119,299
Chemicals 0.9%
Shin-Etsu Chemical Co. Ltd. 19,100 798,117
Consumer Staples Distribution & Retail 0.5%
Lawson, Inc. 8,100 418,055
Entertainment 0.1%
Anycolor, Inc. *(b) 4,100 89,990
Financial Services 0.4%
ORIX Corp. 19,200 359,746
Food Products 0.2%
Yakult Honsha Co. Ltd. 7,400 165,944
Ground Transportation 0.1%
East Japan Railway Co. 1,500 86,292
Household Durables 0.1%
Panasonic Holdings Corp. 8,100 79,420
Insurance 1.9%
Japan Post Holdings Co. Ltd. 157,200 1,402,925
MS&AD Insurance Group
Holdings, Inc. 7,000 274,715
1,677,640
Leisure Products 0.3%
Bandai Namco Holdings, Inc. 11,300 225,906
Sega Sammy Holdings, Inc. 5,600 78,094
304,000
Machinery 0.8%
Komatsu Ltd. 13,600 354,307
NGK Insulators Ltd. 24,200 288,369
NSK Ltd. 15,000 80,969
723,645
Media 0.2%
SKY Perfect JSAT Holdings, Inc. 35,400 175,462
Metals & Mining 0.2%
JFE Holdings, Inc. 12,000 185,509

38 - Statement of Investments - December 31, 2023 - NVIT International Equity Fund
Common Stocks
Shares Value ($)
JAPAN
Pharmaceuticals 2.2%
Chugai Pharmaceutical Co. Ltd. 14,300 542,200
Ono Pharmaceutical Co. Ltd. 26,900 480,471
Otsuka Holdings Co. Ltd. (b) 27,500 1,029,258
2,051,929
Semiconductors & Semiconductor Equipment 0.1%
Tokyo Electron Ltd. 600 106,650
Tobacco 1.4%
Japan Tobacco, Inc. (b) 48,400 1,249,337
Trading Companies & Distributors 0.6%
Mitsui & Co. Ltd. 15,600 581,243
Wireless Telecommunication Services 0.3%
SoftBank Corp. 24,000 299,107
12,860,465
LUXEMBOURG 0.1%
Capital Markets 0.1%
Reinet Investments SCA 3,759 95,951
MEXICO 0.9%
Beverages 0.4%
Arca Continental SAB de CV (b) 8,700 94,992
Coca-Cola Femsa SAB de CV,
ADR 2,962 280,324
375,316
Construction Materials 0.2%
Cemex SAB de CV, ADR * 24,450 189,488
Diversified REITs 0.1%
Fibra Uno Administracion SA de
CV 50,400 90,732
Household Products 0.2%
Kimberly-Clark de Mexico SAB de
CV, Class A 74,300 167,012
822,548
NETHERLANDS 3.4%
Insurance 0.2%
NN Group NV 3,642 144,079
Professional Services 1.3%
Wolters Kluwer NV 8,406 1,194,529
Semiconductors & Semiconductor Equipment 1.9%
ASML Holding NV 2,360 1,781,831
3,120,439
PHILIPPINES 0.2%
Transportation Infrastructure 0.2%
International Container Terminal
Services, Inc. 43,480 192,574
POLAND 0.4%
Oil, Gas & Consumable Fuels 0.4%
ORLEN SA 21,788 362,632
PORTUGAL 0.1%
Consumer Staples Distribution & Retail 0.1%
Jeronimo Martins SGPS SA 3,533 89,832
SAUDI ARABIA 0.7%
Diversified Telecommunication Services 0.2%
Saudi Telecom Co. 20,054 216,251
Common Stocks
Shares Value ($)
SAUDI ARABIA
Health Care Providers & Services 0.1%
Saudi Chemical Co. Holding 74,731 85,272
IT Services 0.4%
Arabian Internet &
Communications Services Co. 4,053 374,079
675,602
SINGAPORE 1.6%
Multi-Utilities 0.3%
Sembcorp Industries Ltd. 58,400 234,441
Passenger Airlines 0.1%
Singapore Airlines Ltd. 15,700 77,809
Semiconductors & Semiconductor Equipment 1.2%
STMicroelectronics NV 23,304 1,169,312
1,481,562
SOUTH AFRICA 0.4%
Insurance 0.1%
Momentum Metropolitan Holdings 71,468 85,291
Metals & Mining 0.2%
Gold Fields Ltd., ADR (b) 14,441 208,816
Paper & Forest Products 0.1%
Sappi Ltd. 39,319 94,784
388,891
SOUTH KOREA 3.9%
Automobiles 1.1%
Kia Corp. * 13,061 1,011,460
Banks 0.2%
KB Financial Group, Inc. 4,246 177,590
Financial Services 0.3%
Meritz Financial Group, Inc. * 5,283 242,074
Insurance 0.2%
DB Insurance Co. Ltd. * 2,865 185,825
Machinery 0.5%
Doosan Bobcat, Inc. 9,896 385,704
Hyundai Rotem Co. Ltd. * 2,974 61,153
446,857
Metals & Mining 0.1%
POSCO Holdings, Inc. 277 106,737
Technology Hardware, Storage & Peripherals 1.5%
Samsung Electronics Co. Ltd. 23,082 1,403,846
3,574,389
SPAIN 2.1%
Banks 0.1%
Banco Santander SA 21,857 91,241
Electric Utilities 1.1%
Iberdrola SA 74,684 976,726
Specialty Retail 0.9%
Industria de Diseno Textil SA 19,245 839,398
1,907,365
SWEDEN 1.9%
Hotels, Restaurants & Leisure 0.3%
Betsson AB, Class B * 22,018 236,844
Machinery 0.7%
Atlas Copco AB, Class A 19,007 327,295

NVIT International Equity Fund - December 31, 2023 - Statement of Investments - 39
Common Stocks
Shares Value ($)
SWEDEN
Machinery
SKF AB, Class B 8,149 162,799
Volvo AB, Class B 5,879 152,830
642,924
Metals & Mining 0.2%
Boliden AB 6,766 211,086
Real Estate Management & Development 0.7%
Fastighets AB Balder, Class B *(b) 84,966 606,813
1,697,667
SWITZERLAND 2.0%
Building Products 0.2%
Belimo Holding AG (Registered) 317 174,864
Capital Markets 0.6%
UBS Group AG (Registered) 17,675 548,964
Pharmaceuticals 0.6%
Novartis AG (Registered) 5,177 522,719
Technology Hardware, Storage & Peripherals 0.6%
Logitech International SA
(Registered) 6,386 606,034
1,852,581
TAIWAN 4.5%
Communications Equipment 0.3%
Accton Technology Corp. 16,000 271,110
Electronic Equipment, Instruments & Components 1.1%
Delta Electronics, Inc. 98,000 998,093
Entertainment 0.4%
International Games System Co.
Ltd. 15,000 353,536
Personal Care Products 0.2%
Grape King Bio Ltd. 30,000 152,436
Semiconductors & Semiconductor Equipment 2.2%
MediaTek, Inc. 18,000 592,843
Novatek Microelectronics Corp. 14,000 235,455
Taiwan Semiconductor
Manufacturing Co. Ltd. 63,000 1,212,466
2,040,764
Technology Hardware, Storage & Peripherals 0.3%
Asia Vital Components Co. Ltd. 9,000 97,916
Micro-Star International Co. Ltd. 31,000 205,447
303,363
4,119,302
THAILAND 0.4%
Health Care Providers & Services 0.3%
Bumrungrad Hospital PCL 48,200 313,288
Oil, Gas & Consumable Fuels 0.1%
PTT Exploration & Production PCL 20,300 88,307
401,595
TURKEY 0.5%
Banks 0.3%
Turkiye Garanti Bankasi A/S 41,460 82,191
Turkiye Is Bankasi A/S, Class C 264,546 209,986
292,177
Wireless Telecommunication Services 0.2%
Turkcell Iletisim Hizmetleri A/S 75,828 144,397
436,574
Common Stocks
Shares Value ($)
UNITED ARAB EMIRATES 0.4%
Real Estate Management & Development 0.4%
Emaar Properties PJSC 172,065 370,881
UNITED KINGDOM 8.2%
Aerospace & Defense 0.7%
BAE Systems plc 15,146 214,284
Rolls-Royce Holdings plc * 109,269 416,140
630,424
Banks 1.8%
Barclays plc 131,838 256,791
HSBC Holdings plc 41,122 332,146
NatWest Group plc 75,714 211,315
Standard Chartered plc 87,552 740,598
Virgin Money UK plc 77,506 161,854
1,702,704
Beverages 0.1%
Britvic plc 5,219 55,950
Capital Markets 0.9%
3i Group plc 16,128 496,458
IG Group Holdings plc 10,657 103,816
Investec plc 19,253 129,973
Man Group plc 20,936 61,912
792,159
Commercial Services & Supplies 0.2%
Johnson Service Group plc 110,000 198,448
Consumer Staples Distribution & Retail 0.6%
J Sainsbury plc 24,748 95,252
Marks & Spencer Group plc 85,587 296,716
Tesco plc 42,936 158,823
550,791
Hotels, Restaurants & Leisure 0.3%
Compass Group plc 10,509 287,158
Marine Transportation 0.1%
Global Ship Lease, Inc., Class A 4,573 90,637
Media 0.1%
4imprint Group plc 1,564 90,875
Multi-Utilities 0.3%
Centrica plc 154,803 276,975
Oil, Gas & Consumable Fuels 0.1%
BP plc 18,716 110,603
Passenger Airlines 0.5%
International Consolidated Airlines
Group SA * 227,025 447,506
Personal Care Products 0.8%
Unilever plc 14,276 691,254
Pharmaceuticals 0.2%
AstraZeneca plc, ADR 2,744 184,808
Professional Services 0.3%
RELX plc 5,837 231,497
Tobacco 0.8%
British American Tobacco plc 23,301 679,976
Trading Companies & Distributors 0.3%
Ashtead Group plc 3,309 229,282
Wireless Telecommunication Services 0.1%
Vodafone Group plc 154,426 134,146
7,385,193

40 - Statement of Investments - December 31, 2023 - NVIT International Equity Fund
Common Stocks
Shares Value ($)
UNITED STATES 3.3%
Automobiles 0.6%
Stellantis NV 23,561 552,331
Pharmaceuticals 2.7%
GSK plc 50,333 929,716
Roche Holding AG 5,057 1,465,681
2,395,397
2,947,728
Total Common Stocks
(cost $74,516,228) 90,044,329
Warrants 0.0%
†
Number of
Warrants Value ($)
CANADA 0.0%
†
Software 0.0%
†
Constellation Software, Inc.,
expiring at an exercise price of
$11.50 on 03/31/40*^∞ 723 0
Total Warrants
(cost $0) 0
Repurchase Agreements 3.6%
Principal
Amount ($) Value ($)
Cantor Fitzgerald & Co., 5.40%,
dated 12/29/2023, due
1/2/2024, repurchase price
$1,262,407, collateralized
by U.S. Government Agency
Securities, ranging from
0.38% - 28.14%, maturing
10/15/2024 - 11/20/2073; total
market value $1,286,883.(c)
(d) 1,261,650 1,261,650
Pershing LLC, 5.33%,
dated 12/29/2023, due
1/2/2024, repurchase price
$2,001,185, collateralized
by U.S. Government Agency
Securities, ranging from
0.27% - 8.00%, maturing
2/15/2024 - 10/20/2073; total
market value $2,040,000.(c)
(d) 2,000,000 2,000, 000
Total Repurchase Agreements
(cost $3,261,650) 3,261,650
Total Investments
(cost $77,777,878) — 103.0% 93,305,979
Liabilities in excess of other assets — (3.0)% (2,735,055)
NET ASSETS — 100.0%
$ 90,570,924
* Denotes a non-income producing security.
^ Value determined using significant unobservable inputs.
∞ Fair valued security.
† Amount rounds to less than 0.1%.
(a) Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board
of Trustees. The liquidity determination is unaudited. The
aggregate value of these securities as of December 31, 2023
was $1,906,545 which represents 2.11% of net assets.
(b) The security or a portion of this security is on loan as of December 31, 2023. The total value of securities on
loan as of December 31, 2023 was $4,531,485, which
was collateralized by cash used to purchase repurchase
agreements with a total value of $3,261,650 and by
$1,528,392 of collateral in the form of U.S. Government
Treasury Securities, interest rates ranging from 0.00%
– 5.38%, and maturity dates ranging from 1/15/2024 –
11/15/2053, a total value of $4,790,042.
(c) Security was purchased with cash collateral held from
securities on loan. The total value of securities purchased
with cash collateral as of December 31, 2023 was
$3,261,650.
(d) Please refer to Note 2 for additional information on the joint repurchase agreement.
ADR American Depositary Receipt
CRDI CREST Depository Interest
Preference A special type of equity investment that shares in the earnings of the company, has limited voting
rights, and may have a dividend preference.
Preference shares may also have liquidation
preference.
Reg. S Regulation S - Security was purchased pursuant
to Regulation S under the Securities Act of
1933, which exempts from registration securities
offered and sold outside of the United States.
Such security cannot be sold in the United States
without either an effective registration statement
filed pursuant to the Securities Act of 1933 or
pursuant to an exemption from registration.
Currently there is no restriction on trading this
security.
REIT Real Estate Investment Trust
The accompanying notes are an integral part of these financial statements.

NVIT NS Partners International Focused Growth Fund - December 31, 2023 - Statement of Investments - 41
Common Stocks 99.3%
Shares Value ($)
AUSTRALIA 5.6%
Capital Markets 1.7%
Macquarie Group Ltd. 30,649 3,819,700
Industrial REITs 2.4%
Goodman Group 323,724 5,558,514
Metals & Mining 1.5%
Pilbara Minerals Ltd. (a) 1,229,184 3,294,097
12,672,311
CHINA 1.0%
Beverages 1.0%
Budweiser Brewing Co. APAC Ltd.
Reg. S (b) 1,212,300 2,263,327
DENMARK 5.1%
Pharmaceuticals 5.1%
Novo Nordisk A/S, Class B 111,538 11,536,915
FAROE ISLANDS 2.4%
Food Products 2.4%
Bakkafrost P/F 102,812 5,370,063
FRANCE 12.7%
Aerospace & Defense 3.2%
Airbus SE 48,136 7,430,189
Beverages 1.4%
Remy Cointreau SA 24,206 3,075,436
Diversified Telecommunication Services 1.8%
Orange SA 354,932 4,037,868
Insurance 1.5%
AXA SA 104,165 3,400,244
Personal Care Products 3.0%
L'Oreal SA 13,440 6,682,442
Textiles, Apparel & Luxury Goods 1.8%
Hermes International SCA 1,968 4,176,634
28,802,813
GERMANY 4.6%
Personal Care Products 1.2%
Beiersdorf AG 18,563 2,781,286
Software 3.4%
SAP SE 49,150 7,560,520
10,341,806
HONG KONG 3.6%
Insurance 3.6%
AIA Group Ltd. 564,000 4,898,569
Prudential plc 286,825 3,228,829
8,127,398
INDIA 1.4%
Banks 1.4%
HDFC Bank Ltd., ADR (a) 47,126 3,162,626
JAPAN 20.3%
Chemicals 2.2%
Shin-Etsu Chemical Co. Ltd. 118,100 4,934,954
Electronic Equipment, Instruments & Components 2.7%
Keyence Corp. 13,700 6,005,304
Food Products 1.9%
Ajinomoto Co., Inc. 113,800 4,397,927
Common Stocks
Shares Value ($)
JAPAN
Health Care Equipment & Supplies 5.2%
Hoya Corp. 59,600 7,412,400
Terumo Corp. 143,400 4,679,359
12,091,759
Household Durables 2.7%
Sony Group Corp. 64,700 6,130,628
Professional Services 3.2%
Recruit Holdings Co. Ltd. 167,200 7,138,320
Semiconductors & Semiconductor Equipment 2.4%
Advantest Corp. 92,800 3,195,522
SUMCO Corp. 153,200 2,288,593
5,484,115
46,183,007
NETHERLANDS 7.5%
Entertainment 2.2%
Universal Music Group NV 178,039 5,084,108
Professional Services 1.9%
Wolters Kluwer NV 29,947 4,255,599
Semiconductors & Semiconductor Equipment 3.4%
ASM International NV 4,206 2,190,239
ASML Holding NV 7,289 5,503,290
7,693,529
17,033,236
NEW ZEALAND 1.4%
Software 1.4%
Xero Ltd. * 42,635 3,250,180
SOUTH KOREA 1.8%
Technology Hardware, Storage & Peripherals 1.8%
Samsung Electronics Co. Ltd.,
GDR Reg. S 2,664 3,993,837
SPAIN 6.4%
Diversified Telecommunication Services 2.6%
Cellnex Telecom SA Reg. S (b) 146,068 5,771,318
Hotels, Restaurants & Leisure 2.3%
Amadeus IT Group SA 73,034 5,238,001
Specialty Retail 1.5%
Industria de Diseno Textil SA 77,572 3,383,413
14,392,732
SWITZERLAND 6.6%
Chemicals 4.6%
Givaudan SA (Registered) 1,130 4,700,848
Sika AG (Registered) 17,428 5,694,322
10,395,170
Life Sciences Tools & Services 2.0%
Lonza Group AG (Registered) 10,721 4,510,506
14,905,676
UNITED KINGDOM 5.5%
Industrial REITs 1.0%
Segro plc 208,100 2,342,337
Oil, Gas & Consumable Fuels 1.2%
BP plc 473,860 2,800,284
Pharmaceuticals 3.3%
AstraZeneca plc 55,034 7,412,165
12,554,786

42 - Statement of Investments - December 31, 2023 - NVIT NS Partners International Focused Growth Fund
Common Stocks
Shares Value ($)
UNITED STATES 13.4%
Biotechnology 2.7%
CSL Ltd. 31,823 6,204,208
Electrical Equipment 2.7%
Schneider Electric SE 30,293 6,099,499
Food Products 4.8%
Nestle SA (Registered) 93,239 10,791,236
Professional Services 3.2%
Experian plc 175,929 7,169,417
30,264,360
Total Common Stocks
(cost $192,445,127) 224,855,073
Total Investments
(cost $192,445,127) — 99.3% 224,855,073
Other assets in excess of liabilities — 0.7% 1,539,112
NET ASSETS — 100.0%
$ 226,394,185
* Denotes a non-income producing security.
(a) The security or a portion of this security is on loan as of
December 31, 2023. The total value of securities on loan
as of December 31, 2023 was $2,920,490, which was
collateralized by $3,121,782 in the form of U.S Government
Treasury Securities, interest rates ranging from 0.13%
– 6.00%, and maturity dates ranging from 1/31/2024
– 8/15/2053.
(b) Rule 144A, Section 4(2), or other security which is restricted as to sale to institutional investors. These securities were deemed liquid pursuant to procedures approved by the Board
of Trustees. The liquidity determination is unaudited. The
aggregate value of these securities as of December 31, 2023
was $8,034,645 which represents 3.55% of net assets.
ADR American Depositary Receipt
GDR Global Depositary Receipt
Reg. S Regulation S - Security was purchased pursuant
to Regulation S under the Securities Act of
1933, which exempts from registration securities
offered and sold outside of the United States.
Such security cannot be sold in the United States
without either an effective registration statement
filed pursuant to the Securities Act of 1933 or
pursuant to an exemption from registration.
Currently there is no restriction on trading this
security.
REIT Real Estate Investment Trust
The accompanying notes are an integral part of these financial statements.

44 - Statements of Assets and Liabilities - December 31, 2023 - International Funds
The accompanying notes are an integral part of these financial statements.
NVIT Columbia
Overseas Value
Fund
Assets:
Investment securities, at value
*
$ 230,326,962
Repurchase agreements, at value 6,434,230
Cash 1,336,300
Foreign currencies, at value —
Interest and dividends receivable 356,257
Security lending income receivable 2,183
Receivable for investments sold 233,057
Receivable for capital shares issued 99,871
Reclaims receivable 2,185,610
Unrealized appreciation on forward foreign currency contracts (Note 2) 857,030
Receivable for reimbursement from investment adviser (Note 3) —
Prepaid expenses 267
Total Assets 241,831,767
Liabilities:
Payable for capital shares redeemed 263,304
Foreign currency overdraft payable (Note 2) 7,580
Unrealized depreciation on forward foreign currency contracts (Note 2) 356,020
Payable upon return of securities loaned (Note 2) 6,434,230
Accrued expenses and other payables:
Investment advisory fees 146,973
Fund administration fees 23,470
Distribution fees 33,861
Administrative servicing fees 8,648
Accounting and transfer agent fees 484
Trustee fees 76
Deferred capital gain country tax —
Custodian fees 4,960
Compliance program costs (Note 3) 251
Professional fees 10,665
Printing fees 37,805
Other 5,175
Total Liabilities 7,333,502
Net Assets $ 234,498,265
* Includes value of securities on loan (Note 2) 14,077,897
Cost of investment securities 184,595,052
Cost of repurchase agreements 6,434,230
Cost of foreign currencies (7,580)
Represented by:
Capital $ 207,238,970
Total distributable earnings (loss) 27,259,295
Net Assets $ 234,498,265

International Funds - December 31, 2023 - Statements of Assets and Liabilities - 45
NVIT Emerging
Markets Fund
NVIT International
Equity Fund
NVIT NS Partners
International
Focused Growth
Fund
$ 142,785,939 $ 90,044,329 $ 224,855,073
— 3,261,650 —
2,742,091 396,946 903,699
37,861 7,677 3,307
400,690 157,584 54,228
70 1,360 891
1,326,447 — —
1,392,644 9,524 18,898
4,595 384,366 901,713
— — —
— 4,001 2,063
150 73 —
148,690,487 94,267,510 226,739,872
55,735 147,883 34,362
— — —
— — —
— 3,261,650 —
104,421 60,224 148,281
21,059 14,898 18,777
20,354 8,848 32,929
28,024 13,152 29,817
898 246 399
41 4 9
936,455 144,915 —
23,682 675 17,380
343 95 238
25,553 24,649 24,058
24,154 18,179 28,829
5,223 1,168 10,608
1,245,942 3,696,586 345,687
$ 147,444,545 $ 90,570,924 $ 226,394,185
589,972 4,531,485 2,920,490
127,352,924 74,516,228 192,445,127
— 3,261,650 —
36,868 7,615 3,302
$ 300,016,249 $ 77,418,973 $ 229,975,329
(152,571,704) 13,151,951 (3,581,144)
$ 147,444,545 $ 90,570,924 $ 226,394,185

46 - Statements of Assets and Liabilities - December 31, 2023 - International Funds
The accompanying notes are an integral part of these financial statements.
NVIT Columbia
Overseas Value
Fund
Net Assets:
Class I Shares $ 27,342,386
Class II Shares —
Class D Shares —
Class X Shares 45,256,141
Class Y Shares —
Class Z Shares 161,899,738
Total $ 234,498,265
Shares Outstanding (unlimited number of shares authorized):
Class I Shares 2,314,325
Class II Shares —
Class D Shares —
Class X Shares 3,861,469
Class Y Shares —
Class Z Shares 13,839,907
Total 20,015,701
Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively):
Class I Shares $ 11 .81
Class II Shares $ —
Class D Shares $ —
Class X Shares $ 11 .72
Class Y Shares $ —
Class Z Shares $ 11 .70

International Funds - December 31, 2023 - Statements of Assets and Liabilities - 47
NVIT Emerging
Markets Fund
NVIT International
Equity Fund
NVIT NS Partners
International
Focused Growth
Fund
$ 47,940,872 $ 47,983,599 $ 67,051,159
80,467,522 42,587,325 159,343,026
19,030,946 — —
— — —
5,205 — —
— — —
$ 147,444,545 $ 90,570,924 $ 226,394,185
4,575,296 4,461,798 8,625,195
7,806,315 4,009,521 20,678,256
1,841,767 — —
— — —
498 — —
— — —
14,223,876 8,471,319 29,303,451
$ 10 .48 $ 10 .75 $ 7 .77
$ 10 .31 $ 10 .62 $ 7 .71
$ 10 .33 $ — $ —
$ — $ — $ —
$ 10 .45 $ — $ —
$ — $ — $ —

48 - Statements of Operations - For the Year Ended December 31, 2023 - International Funds
The accompanying notes are an integral part of these financial statements.
NVIT Columbia
Overseas Value
Fund
INVESTMENT INCOME:
Dividend income $ 9,921,553
European Union tax reclaims (Note 2) 295,033
Income from securities lending (Note 2) 96,644
Interest income 51,229
Foreign tax withholding (791,258)
Total Income 9,573,201
EXPENSES:
Investment advisory fees 1,753,387
Fund administration fees 96,846
Distribution fees Class II Shares —
Distribution fees Class D Shares —
Distribution fees Class Z Shares 407,198
Administrative servicing fees Class I Shares 41,082
Administrative servicing fees Class II Shares —
Administrative servicing fees Class D Shares —
Administrative servicing fees Class X Shares 4,352
Administrative servicing fees Class Z Shares 16,290
Professional fees 48,693
Printing fees 19,396
Trustee fees 8,352
Custodian fees 7,497
Accounting and transfer agent fees 9,403
Compliance program costs (Note 3) 1,020
European Union tax reclaims filing fees (Note 2) 51,955
Other 1,928
Total expenses before fees waived and expenses reimbursed 2,467,399
Investment advisory fees waived (Note 3) —
Expenses reimbursed by adviser (Note 3) —
Net Expenses 2,467,399
NET INVESTMENT INCOME 7,105,802
REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
Transactions in investment securities† 10,870,280
Settlement of forward foreign currency contracts (Note 2) (418,382)
Foreign currency transactions (Note 2) (21,501)
Net realized gains (losses) 10,430,397
Net change in unrealized appreciation/depreciation in the value of:
Investment securities †† 15,282,703
Forward foreign currency contracts (Note 2) 485,037
Translation of assets and liabilities denominated in foreign currencies (Note 2) 121,028
Net change in unrealized appreciation/depreciation 15,888,768
Net realized/unrealized gains (losses) 26,319,165
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS $ 33,424,967
† Net of capital gain country taxes $ —
†† Net of (increase) decrease in deferred capital gain country tax accrual on unrealized appreciation/depreciation $ —

International Funds - For the Year Ended December 31, 2023 - Statements of Operations - 49
NVIT Emerging
Markets Fund
NVIT International
Equity Fund
NVIT NS Partners
International
Focused Growth
Fund
$ 9,511,147 $ 3,258,771 $ 3,558,248
— 713 6,284
5,660 44,127 8,484
263,657 20,655 44,825
(945,310) (312,313) (322,699)
8,835,154 3,011,953 3,295,142
4,014,003 678,990 1,865,440
148,566 63,597 92,045
203,066 96,223 386,088
46,244 — —
— — —
71,358 69,577 97,252
121,840 57,734 231,654
33,296 — —
— — —
— — —
67,369 53,382 44,182
32,881 8,069 19,388
16,528 3,002 7,758
53,421 5,612 41,635
11,328 8,211 8,949
1,876 370 952
— 28 1,254
6,835 1,219 1,830
4,828,611 1,046,014 2,798,427
(368,350) — (127,173)
— (117,502) (151,899)
4,460,261 928,512 2,519,355
4,374,893 2,083,441 775,787
(67,814,180) 2,992,187 1,124,969
— — —
(568,800) (10,109) (20,627)
(68,382,980) 2,982,078 1,104,342
70,195,889 11,529,605 30,450,257
— — —
3,548 24,705 55,107
70,199,437 11,554,310 30,505,364
1,816,457 14,536,388 31,609,706
$ 6,191,350 $ 16,619,829 $ 32,385,493
$ (1,896,913) $ (139,159) $ (45,573)
$ 204,383 $ 17,149 $ 90,658

The accompanying notes are an integral part of these financial statements.
50 - Statements of Changes in Net Assets - December 31, 2023 - International Funds
NVIT Columbia Overseas Value Fund
Year Ended
December 31, 2023
Year Ended
December 31, 2022
OPERATIONS:
Net investment income $ 7,105,802 $ 7,015,067
Net realized gains (losses) 10,430,397 5,353,757
Net change in unrealized appreciation/depreciation 15,888,768 (29,822,381)
Change in net assets resulting from operations 33,424,967 (17,453,557)
Distributions to Shareholders From:
Distributable earnings:
Class I (656,563) (1,016,244)
Class II — —
Class D — —
Class X (1,182,151) (1,504,480)
Class Y — —
Class Z (3,751,438) (6,508,505)
Change in net assets from shareholder distributions (5,590,152) (9,029,229)
Change in net assets from capital transactions (38,551,153) (8,760,209)
Change in net assets (10,716,338) (35,242,995)
Net Assets:
Beginning of year 245,214,603 280,457,598
End of year $ 234,498,265 $ 245,214,603

International Funds - December 31, 2023 - Statements of Changes in Net Assets - 51
NVIT Emerging Markets Fund NVIT International Equity Fund
Year Ended
December 31, 2023
Year Ended
December 31, 2022
Year Ended
December 31, 2023
Year Ended
December 31, 2022
$ 4,374,893 $ 6,201,983 $ 2,083,441 $ 2,937,644
(68,382,980) (73,545,603) 2,982,078 (5,575,230)
70,199,437 (76,772,986) 11,554,310 (11,849,693)
6,191,350 (144,116,606) 16,619,829 (14,487,279)
(815,237) (461,208) (1,263,029) (7,552,956)
(1,199,842) (581,346) (1,017,890) (6,294,817)
(257,534) (35,972) — —
— — — —
(3,761,348) (4,338,556) — —
— — — —
(6,033,961) (5,417,082) (2,280,919) (13,847,773)
(333,160,876) 49,227,177 (5,020,076) 6,549,920
(333,003,487) (100,306,511) 9,318,834 (21,785,132)
480,448,032 580,754,543 81,252,090 103,037,222
$ 147,444,545 $ 480,448,032 $ 90,570,924 $ 81,252,090

The accompanying notes are an integral part of these financial statements.
52 - Statements of Changes in Net Assets - December 31, 2023 - International Funds
NVIT Columbia Overseas Value Fund
Year Ended
December 31, 2023
Year Ended
December 31, 2022
CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued $ 368,211 $ 2,040,455
Dividends reinvested 656,563 1,016,244
Cost of shares redeemed (4,255,216) (5,483,855)
Total Class I Shares (3,230,442) (2,427,156)
Class II Shares
Proceeds from shares issued — —
Dividends reinvested — —
Cost of shares redeemed — —
Total Class II Shares — —
Class D Shares
Proceeds from shares issued — —
Dividends reinvested — —
Cost of shares redeemed — —
Total Class D Shares — —
Class X Shares
Proceeds from shares issued 4,621,462 6,794,437
Dividends reinvested 1,182,151 1,504,480
Cost of shares redeemed (7,489,302) (6,272,042)
Total Class X Shares (1,685,689) 2,026,875
Class Y Shares
Proceeds from shares issued — —
Dividends reinvested — —
Cost of shares redeemed — —
Total Class Y Shares — —
Class Z Shares
Proceeds from shares issued 6,447,405 13,824,332
Dividends reinvested 3,751,438 6,508,505
Cost of shares redeemed (43,833,865) (28,692,765)
Total Class Z Shares (33,635,022) (8,359,928)
Change in net assets from capital transactions $ (38,551,153) $ (8,760,209)

International Funds - December 31, 2023 - Statements of Changes in Net Assets - 53
NVIT Emerging Markets Fund NVIT International Equity Fund
Year Ended
December 31, 2023
Year Ended
December 31, 2022
Year Ended
December 31, 2023
Year Ended
December 31, 2022
$ 4,563,786 $ 9,129,540 $ 3,930,114 $ 4,461,114
815,237 461,208 1,263,029 7,552,956
(5,812,454) (7,096,459) (9,367,258) (8,325,632)
(433,431) 2,494,289 (4,174,115) 3,688,438
6,915,633 11,042,536 4,259,510 2,125,446
1,199,842 581,346 1,017,890 6,294,817
(9,605,515) (11,326,334) (6,123,361) (5,558,781)
(1,490,040) 297,548 (845,961) 2,861,482
3,033,038 969,199 — —
257,534 35,972 — —
(3,673,998) (3,791,671) — —
(383,426) (2,786,500) — —
— — — —
— — — —
— — — —
— — — —
4,823,358 51,490,710 — —
3,761,348 4,338,556 — —
(339,438,685) (6,607,426) — —
(330,853,979) 49,221,840 — —
— — — —
— — — —
— — — —
— — — —
$ (333,160,876) $ 49,227,177 $ (5,020,076) $ 6,549,920

The accompanying notes are an integral part of these financial statements.
54 - Statements of Changes in Net Assets - December 31, 2023 - International Funds
NVIT Columbia Overseas Value Fund
Year Ended
December 31, 2023
Year Ended
December 31, 2022
SHARE TRANSACTIONS:
Class I Shares
Issued 33,056 195,534
Reinvested 58,465 104,984
Redeemed (381,694) (517,036)
Total Class I Shares (290,173) (216,518)
Class II Shares
Issued — —
Reinvested — —
Redeemed — —
Total Class II Shares — —
Class D Shares
Issued — —
Reinvested — —
Redeemed — —
Total Class D Shares — —
Class X Shares
Issued 417,005 633,188
Reinvested 106,049 156,554
Redeemed (678,106) (587,165)
Total Class X Shares (155,052) 202,577
Class Y Shares
Issued — —
Reinvested — —
Redeemed — —
Total Class Y Shares — —
Class Z Shares
Issued 583,321 1,308,063
Reinvested 337,360 678,676
Redeemed (4,054,372) (2,726,450)
Total Class Z Shares (3,133,691) (739,711)
Total change in shares (3,578,916) (753,652)

International Funds - December 31, 2023 - Statements of Changes in Net Assets - 55
NVIT Emerging Markets Fund NVIT International Equity Fund
Year Ended
December 31, 2023
Year Ended
December 31, 2022
Year Ended
December 31, 2023
Year Ended
December 31, 2022
438,940 822,090 392,267 424,991
80,460 44,125 123,348 850,656
(554,189) (623,972) (940,142) (793,401)
(34,789) 242,243 (424,527) 482,246
664,413 986,615 429,692 212,338
120,431 56,496 100,775 718,782
(938,337) (1,031,059) (629,822) (534,275)
(153,493) 12,052 (99,355) 396,845
289,928 86,687 — —
25,794 3,486 — —
(356,813) (341,424) — —
(41,091) (251,251) — —
— — — —
— — — —
— — — —
— — — —
463,301 4,892,804 — —
370,576 415,505 — —
(33,496,582) (602,513) — —
(32,662,705) 4,705,796 — —
— — — —
— — — —
— — — —
— — — —
(32,892,078) 4,708,840 (523,882) 879,091

56 - Statements of Changes in Net Assets - December 31, 2023 - International Funds
The accompanying notes are an integral part of these financial statements.
NVIT NS Partners International Focused
Growth Fund
Year Ended
December 31, 2023
Year Ended
December 31, 2022
OPERATIONS:
Net investment income $ 775,787 $ 1,145,076
Net realized gains (losses) 1,104,342 (34,959,897)
Net change in unrealized appreciation/depreciation 30,505,364 (94,756,075)
Change in net assets resulting from operations 32,385,493 (128,570,896)
Distributions to Shareholders From:
Distributable earnings:
Class I (1,233,409) (2,696,726)
Class II (2,104,126) (6,872,064)
Change in net assets from shareholder distributions (3,337,535) (9,568,790)
Change in net assets from capital transactions (23,320,411) 29,015,253
Change in net assets 5,727,547 (109,124,433)
Net Assets:
Beginning of year 220,666,638 329,791,071
End of year $ 226,394,185 $ 220,666,638
CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares issued $ 5,559,325 $ 4,393,884
Dividends reinvested 1,233,409 2,696,726
Cost of shares redeemed (9,368,075) (7,310,581)
Total Class I Shares (2,575,341) (219,971)
Class II Shares
Proceeds from shares issued 7,065,651 48,009,220
Dividends reinvested 2,104,126 6,872,064
Cost of shares redeemed (29,914,847) (25,646,060)
Total Class II Shares (20,745,070) 29,235,224
Change in net assets from capital transactions $ (23,320,411) $ 29,015,253
SHARE TRANSACTIONS:
Class I Shares
Issued 776,597 573,843
Reinvested 170,802 416,161
Redeemed (1,295,481) (947,612)
Total Class I Shares (348,082) 42,392
Class II Shares
Issued 1,031,901 5,815,391
Reinvested 295,376 1,072,085
Redeemed (4,162,903) (3,147,622)
Total Class II Shares (2,835,626) 3,739,854
Total change in shares (3,183,708) 3,782,246

International Funds - December 31, 2023 - Financial Highlights - 57
The accompanying notes are an integral part of these financial statements.
NVIT Columbia Overseas Value Fund
Operations Distributions Ratios/Supplemental Data
Period Ended
Net Asset
Value,
Beginning
of Period
Net
Investment
Income(a)
Net Realized
and
Unrealized
Gains
(Losses)
from
Investments
Total from
Operations
Net
Investment
Income
Net
Realized
Gains
Total
Distributions
Net Asset
Value, End of
Period
Total
Return(b)(c)
Net Assets,
End of Period
(In Thousands)
Ratio of
Expenses
to Average
Net
Assets(d)
Ratio
of Net
Investment
Income to
Average
Net
Assets(d)
Ratio of
Expenses
(Prior to
Reimburse-
ments ) to
Average Net
Assets(d)(e)
Portfolio
Turnover(b)(f)
Class I Shares
12/31/2023 $ 10.48 $ 0.35 $ 1.26 $ 1.61 $ (0.28) $ —   $ (0.28) $ 11.81 15.46% $ 27,342 1.00% 3.10% 1.00% 37.23%
12/31/2022 11.60 0.30 (1.03) (0.73) (0.39) —   (0.39) 10.48 (5.99)% 27,292 0.98% 2.85% 0.98% 38.18%
12/31/2021 10.76 0.29 0.83 1.12 (0.28) —   (0.28) 11.60 10.40% 32,733 1.02% 2.50% 1.03% 36.23%
12/31/2020 10.37 0.17 0.35 0.52 (0.13) —   (0.13) 10.76 5.18% 199,236 1.02% 1.80% 1.02% 127.19%(g)
12/31/2019 10.43 0.28 0.91 1.19 (0.25) (1.00) (1.25) 10.37 12.49% 197,772 1.02% 2.61% 1.02% 40.16%
Class X Shares
12/31/2023 10.41 0.36 1.26 1.62 (0.31) —   (0.31) 11.72 15.67% 45,256 0.87% 3.24% 0.87% 37.23%
12/31/2022 11.51 0.31 (1.02) (0.71) (0.39) —   (0.39) 10.41 (5.86)% 41,808 0.84% 3.00% 0.84% 38.18%
12/31/2021 10.76 0.31 0.83 1.14 (0.39) —   (0.39) 11.51 10.58% 43,911 0.88% 2.62% 0.89% 36.23%
12/31/2020(h) 9.37 0.01 1.38 1.39 — —   — 10.76 14.83% 41,215 0.91% 0.49% 0.91% 127.19%(g)
Class Z Shares
12/31/2023 10.38 0.33 1.25 1.58 (0.26) —   (0.26) 11.70 15.36% 161,900 1.11% 2.98% 1.11% 37.23%
12/31/2022 11.51 0.29 (1.03) (0.74) (0.39) —   (0.39) 10.38 (6.13)% 176,115 1.09% 2.75% 1.09% 38.18%
12/31/2021 10.76 0.28 0.83 1.11 (0.36) —   (0.36) 11.51 10.28% 203,813 1.13% 2.36% 1.14% 36.23%
12/31/2020(h) 9.37 — 1.39 1.39 — —   — 10.76 14.83% 63,808 1.17% 0.22% 1.17% 127.19%(g)
Amounts designated as "—" are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g) Excludes merger activity.
(h) For the period from October 12, 2020 (commencement of operations) through December 31, 2020. Total return is calculated based on inception date of October 9, 2020 through December 31, 2020.

58 - Financial Highlights - December 31, 2023 - International Funds
The accompanying notes are an integral part of these financial statements.
NVIT Emerging Markets Fund
Operations Distributions Ratios/Supplemental Data
Period Ended
Net Asset
Value,
Beginning
of Period
Net
Investment
Income(a)
Net Realized
and
Unrealized
Gains
(Losses)
from
Investments
Total from
Operations
Net
Investment
Income
Net
Realized
Gains
Total
Distributions
Net Asset
Value, End of
Period
Total
Return(b)(c)
Net Assets,
End of Period
(In Thousands)
Ratio of
Expenses
to Average
Net
Assets(d)
Ratio
of Net
Investment
Income to
Average
Net
Assets(d)
Ratio of
Expenses
(Prior to
Reimburse-
ments) to
Average Net
Assets(d)(e)
Portfolio
Turnover(b)(f)
Class I Shares
12/31/2023 $ 10.24 $ 0.10 $ 0.32 $ 0.42 $ (0.18) $ — $ (0.18) $ 10.48 4.16% $ 47,941 1.11% 0.92% 1.20% 71.45%
12/31/2022 13.74 0.13 (3.53) (3.40) (0.10) — (0.10) 10.24 (24.75)% 47,205 1.08% 1.20% 1.17% 62.21%
12/31/2021 14.96 0.12 (1.20) (1.08) (0.14) — (0.14) 13.74 (7.28)% 60,015 1.10% 0.77% 1.18% 121.44%
12/31/2020 13.45 0.13 1.62 1.75 (0.24) — (0.24) 14.96 13.30% 67,331 1.12% 1.02% 1.18% 25.45%
12/31/2019 11.21 0.28 2.27 2.55 (0.31) — (0.31) 13.45 22.95% 69,303 1.11% 2.23% 1.16% 22.56%
Class II Shares
12/31/2023 10.08 0.07 0.31 0.38 (0.15) — (0.15) 10.31 3.86% 80,468 1.36% 0.66% 1.45% 71.45%
12/31/2022 13.52 0.10 (3.47) (3.37) (0.07) — (0.07) 10.08 (24.92)% 80,197 1.33% 0.95% 1.42% 62.21%
12/31/2021 14.76 0.07 (1.17) (1.10) (0.14) — (0.14) 13.52 (7.51)% 107,438 1.35% 0.47% 1.43% 121.44%
12/31/2020 13.28 0.09 1.60 1.69 (0.21) — (0.21) 14.76 13.00% 59,555 1.37% 0.78% 1.43% 25.45%
12/31/2019 11.07 0.25 2.24 2.49 (0.28) — (0.28) 13.28 22.66% 60,374 1.36% 2.01% 1.41% 22.56%
Class D Shares
12/31/2023 10.10 0.07 0.31 0.38 (0.15) — (0.15) 10.33 3.80% 19,031 1.39% 0.64% 1.48% 71.45%
12/31/2022 13.49 0.10 (3.47) (3.37) (0.02) — (0.02) 10.10 (24.99)% 19,013 1.39% 0.87% 1.48% 62.21%
12/31/2021 14.74 0.07 (1.18) (1.11) (0.14) — (0.14) 13.49 (7.59)% 28,779 1.44% 0.44% 1.52% 121.44%
12/31/2020 13.26 0.08 1.60 1.68 (0.20) — (0.20) 14.74 12.92% 37,053 1.46% 0.67% 1.52% 25.45%
12/31/2019 11.05 0.23 2.25 2.48 (0.27) — (0.27) 13.26 22.58% 39,779 1.45% 1.87% 1.50% 22.56%
Class Y Shares
12/31/2023 10.23 0.12 0.30 0.42 (0.20) — (0.20) 10.45 4.13%(g) 5 0.93% 1.19% 1.02% 71.45%
12/31/2022 13.75 0.15 (3.53) (3.38) (0.14) — (0.14) 10.23 (24.60)% 334,033 0.93% 1.36% 1.02% 62.21%
12/31/2021 14.95 0.14 (1.20) (1.06) (0.14) — (0.14) 13.75 (7.15)% 384,522 0.95% 0.92% 1.03% 121.44%
12/31/2020 13.45 0.16 1.60 1.76 (0.26) — (0.26) 14.95 13.37% 433,936 0.97% 1.30% 1.03% 25.45%
12/31/2019 11.20 0.31 2.27 2.58 (0.33) — (0.33) 13.45 23.24% 780,200 0.96% 2.46% 1.01% 22.56%
Amounts designated as "—" are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

International Funds - December 31, 2023 - Financial Highlights - 59
The accompanying notes are an integral part of these financial statements.
NVIT International Equity Fund
Operations Distributions Ratios/Supplemental Data
Period Ended
Net Asset
Value,
Beginning
of Period
Net
Investment
Income(a)
Net Realized
and
Unrealized
Gains
(Losses)
from
Investments
Total from
Operations
Net
Investment
Income
Net
Realized
Gains
Total
Distributions
Net Asset
Value, End of
Period
Total
Return(b)(c)
Net Assets,
End of Period
(In Thousands)
Ratio of
Expenses
to Average
Net
Assets(d)
Ratio
of Net
Investment
Income to
Average
Net
Assets(d)
Ratio of
Expenses
(Prior to
Reimburse-
ments) to
Average Net
Assets(d)(e)
Portfolio
Turnover(b)(f)
Class I Shares
12/31/2023 $ 9.08 $ 0.26 $ 1.69 $ 1.95 $ (0.28) $ — $ (0.28) $ 10.75 21.70% $ 47,984 0.98% 2.59% 1.12% 74.54%
12/31/2022 12.75 0.37 (2.25) (1.88) (0.38) (1.41) (1.79) 9.08 (14.12)% 44,377 1.11% 3.54% 1.12% 68.60%
12/31/2021 11.61 0.30 1.17 1.47 (0.33) — (0.33) 12.75 12.66% 56,158 1.13% 2.34% 1.14% 86.05%
12/31/2020 10.88 0.15 0.70 0.85 (0.12) — (0.12) 11.61 7.95% 54,133 1.16% 1.48% 1.17% 95.01%
12/31/2019 9.82 0.23 1.59 1.82 (0.28) (0.48) (0.76) 10.88 19.12% 56,389 1.12% 2.14% 1.13% 49.50%
Class II Shares
12/31/2023 8.97 0.23 1.68 1.91 (0.26) — (0.26) 10.62 21.46% 42,587 1.23% 2.29% 1.37% 74.54%
12/31/2022 12.63 0.34 (2.23) (1.89) (0.36) (1.41) (1.77) 8.97 (14.38)% 36,875 1.36% 3.28% 1.37% 68.60%
12/31/2021 11.50 0.26 1.16 1.42 (0.29) — (0.29) 12.63 12.40% 46,879 1.38% 2.08% 1.39% 86.05%
12/31/2020 10.78 0.12 0.70 0.82 (0.10) — (0.10) 11.50 7.69% 47,927 1.41% 1.22% 1.42% 95.01%
12/31/2019 9.73 0.20 1.58 1.78 (0.25) (0.48) (0.73) 10.78 18.91% 48,215 1.37% 1.89% 1.38% 49.50%
Amounts designated as "—" are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

60 - Financial Highlights - December 31, 2023 - International Funds
The accompanying notes are an integral part of these financial statements.
NVIT NS Partners International Focused Growth Fund
Operations Distributions Ratios/Supplemental Data
Period Ended
Net Asset
Value,
Beginning
of Period
Net
Investment
Income
(Loss)(a)
Net Realized
and
Unrealized
Gains
(Losses)
from
Investments
Total from
Operations
Net
Investment
Income
Net
Realized
Gains
Total
Distributions
Net Asset
Value, End of
Period
Total
Return(b)(c)
Net Assets,
End of Period
(In Thousands)
Ratio of
Expenses
to Average
Net
Assets(d)
Ratio
of Net
Investment
Income
(Loss) to
Average
Net
Assets(d)
Ratio of
Expenses
(Prior to
Reimburse-
ments) to
Average Net
Assets(d)(e)
Portfolio
Turnover(b)(f)
Class I Shares
12/31/2023 $ 6.85 $ 0.04 $ 1.02 $ 1.06 $ (0.14) $ — $ (0.14) $ 7.77 15.67% $ 67,051 0.97% 0.53% 1.10% 27.79%
12/31/2022 11.56 0.05 (4.45) (4.40) (g) — (0.31) (0.31) 6.85 (37.93)%(g) 61,455 0.97% 0.66% 1.15% 94.95%
12/31/2021 12.09 (0.05) (0.02) (0.07) (0.05) (0.41) (0.46) 11.56 (1.08)% 103,199 0.97% (0.42)% 1.10% 21.23%
12/31/2020 11.26 0.08 4.93 5.01 (0.13) (4.05) (4.18) 12.09 51.04% 112,437 0.97% 0.69% 1.16% 45.67%
12/31/2019 9.14 0.01 2.96 2.97 (0.14) (0.71) (0.85) 11.26 33.15% 80,957 1.07% 0.12% 1.09% 24.39%
Class II Shares
12/31/2023 6.77 0.02 1.02 1.04 (0.10) — (0.10) 7.71 15.54% 159,343 1.22% 0.28% 1.35% 27.79%
12/31/2022 11.46 0.03 (4.41) (4.38) (g) — (0.31) (0.31) 6.77 (38.08)%(g) 159,211 1.22% 0.42% 1.40% 94.95%
12/31/2021 12.01 (0.09) (0.02) (0.11) (0.03) (0.41) (0.44) 11.46 (1.41)% 226,592 1.22% (0.68)% 1.35% 21.23%
12/31/2020 11.20 0.04 4.92 4.96 (0.10) (4.05) (4.15) 12.01 50.76% 138,672 1.22% 0.39% 1.41% 45.67%
12/31/2019 9.09 (0.01) 2.93 2.92 (0.10) (0.71) (0.81) 11.20 32.84% 104,815 1.32% (0.13)% 1.34% 24.39%
Amounts designated as "—" are zero or have been rounded to zero.
(a) Per share calculations were performed using average shares method.
(b) Not annualized for periods less than one year.
(c) The total returns do not include charges that are imposed by variable insurance contracts. If these charges were reflected, returns would be lower than those shown.
(d) Annualized for periods less than one year.
(e) During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g) Includes settlement proceeds which impacted the Fund’s per share operations activity and total return. The per share impact was $0.07 for both Class I and Class II.
Excluding the settlement proceeds, the Class I and Class II total returns are -38.58% and -38.68% respectively. (Note 10). –

International Funds - December 31, 2023 - Notes to Financial Statements - 61
1. Organization
Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended
(the “1940 Act”), as an open-end management investment company, organized as a statutory trust under the laws of the State of
Delaware. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2023, the Trust operates sixty-nine (69) separate series, or mutual funds, each with its own objective(s) and investment strategies. This report contains the financial statements and financial highlights for the four (4) series listed below (each, a “Fund”; collectively, the “Funds”).
Nationwide Fund Advisors (“NFA”) serves as investment adviser to the Funds. NFA is a wholly owned subsidiary of Nationwide
Financial Services, Inc. (“NFS”), a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. Nationwide
Corporation, in turn, is owned by Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.
NVIT Columbia Overseas Value Fund ("Overseas Value")
NVIT Emerging Markets Fund ("Emerging Markets")
NVIT International Equity Fund ("International Equity")
NVIT NS Partners International Focused Growth Fund ("International Focused Growth")
Shares of Overseas Value, International Focused Growth and International Equity are held by separate accounts established by
Nationwide Life Insurance Company (“NLIC”), a wholly owned subsidiary of NFS, Nationwide Life and Annuity Insurance Company
(“NLAIC”), a wholly owned subsidiary of NLIC, and other affiliated insurance companies. Shares of Emerging Markets are held by separate accounts established by NLIC and NLAIC, other affiliated and unaffiliated insurance companies, and other series of the
Trust that operate as a fund-of-funds, such as the NVIT Investor Destinations Funds.
The Funds, as applicable, currently offer Class I, Class II, Class D, Class X, Class Y, and Class Z shares. Each share class of a
Fund represents interests in the same portfolio of investments of that Fund and the classes are identical except for any differences in the distribution or service fees, administrative services fees, class specific expenses, certain voting rights, and class names or designations.
Each Fund is a diversified fund, as defined in the 1940 Act.
2. Summary of Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the accounting and the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial
Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including, but not limited to, ASC 946.
The preparation of financial statements requires fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from those estimated values and those differences could be material.
(a) Security Valuation
U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to procedures approved by the Board of Trustees of the Trust (the “Board of Trustees”), NFA assigns a fair value, as defined by U.S. GAAP, to a Fund’s investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable.
The three levels of the hierarchy are summarized as follows.
Level 1 — Quoted prices in active markets for identical assets
Level 2 — Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

62 - Notes to Financial Statements - December 31, 2023 - International Funds
Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.
An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those investments.
Securities for which market-based quotations are readily available are valued at the current market value as of “Valuation Time”.
Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Prices are taken from the primary market or exchange on which each security trades. Shares of registered open-end management investment companies are valued at net asset value (“NAV”) as reported by such company. Shares of exchange traded funds ("ETFs") are generally valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Master limited partnerships (“MLPs”) are publicly traded partnerships and are treated as partnerships for U.S.
federal income tax purposes. Investments in MLPs are valued at the last quoted sale price or official closing price, or, if there is no such price, the last quoted bid price provided by an independent pricing service. Equity securities, shares of registered open-
end management investment companies, shares of ETFs and MLPs valued in this manner are generally categorized as Level 1 investments within the hierarchy. Repurchase agreements are valued at amortized cost, which approximates fair value, and are generally categorized as Level 2 investments within the hierarchy.
The Board of Trustees has delegated authority to NFA, and the Trust’s administrator, Nationwide Fund Management LLC (“NFM”), to assign a fair value under certain circumstances, as described below, pursuant to valuation procedures approved by the Board of Trustees. NFA and NFM have established a Fair Valuation Committee (“FVC”) to assign these fair valuations. The fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.
Securities may be fair valued in certain circumstances, such as where (i) market-based quotations are not readily available; (ii)
an independent pricing service does not provide a value or the value provided by an independent pricing service is determined to be unreliable in the judgment of NFA/NFM or its designee; (iii) a significant event has occurred that affects the value of a Fund’s securities after trading has stopped (e.g., earnings announcements or news relating to natural disasters affecting an issuer’s operations); (iv) the securities are illiquid; (v) the securities have defaulted or been delisted from an exchange and are no longer trading; or (vi) any other circumstance in which the FVC believes that market-based quotations do not accurately reflect the value of a security.
The FVC will assign a fair value according to fair value methodologies. Information utilized by the FVC to obtain a fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security;
(iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair valuations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which a security trades that materially affect the value of such security. To arrive at the appropriate methodology, the FVC may consider a non-exclusive list of factors, which are specific to the security, as well as whether the security is traded on the domestic or foreign markets. The
FVC monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. Each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. That said, there can be no assurance that the fair value assigned to a security is the price at which a security could have been sold during the period in which the particular fair value was used to value the security. To the extent the significant inputs used are observable, these securities are classified as Level 2 investments; otherwise, they are classified as Level 3 investments within the hierarchy.
Equity securities listed on a non-U.S. exchange (“non-U.S. securities”) are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for non-U.S. securities may not be the same as quoted or published prices of the securities on the exchange on which such securities trade. Such securities are categorized as Level
2 investments within the hierarchy. If daily fair value prices from the independent fair value pricing service are not available, such non-U.S. securities are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S.
dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

International Funds - December 31, 2023 - Notes to Financial Statements - 63
The following tables provide a summary of the inputs used to value the Funds’ net assets as of December 31, 2023. Please refer to the Statements of Investments for additional information on portfolio holdings.
Overseas Value
Level 1 Level 2 Level 3 Total
Assets:
Common Stocks
Automobiles $ – $ 3,268,814 $ – $ 3,268,814
Banks – 31,128,987 – 31,128,987
Biotechnology 633,683 – – 633,683
Broadline Retail – 256,361 – 256,361
Building Products – 713,143 – 713,143
Capital Markets – 4,406,532 – 4,406,532
Chemicals 2,285,010 – – 2,285,010
Commercial Services & Supplies – 3,132,878 – 3,132,878
Construction & Engineering – 4,097,300 – 4,097,300
Consumer Staples Distribution & Retail – 9,273,294 – 9,273,294
Diversified Telecommunication Services 2,463,239 4,149,146 – 6,612,385
Electronic Equipment, Instruments &
Components – 10,160,725 – 10,160,725
Energy Equipment & Services – 764,324 – 764,324
Entertainment – 334,321 – 334,321
Financial Services 3,057,553 3,812,935 – 6,870,488
Food Products – 6,316,043 – 6,316,043
Health Care Providers & Services – 1,674,769 – 1,674,769
Hotels, Restaurants & Leisure – 1,184,697 – 1,184,697
Household Durables – 373,904 – 373,904
Industrial Conglomerates – 4,348,301 – 4,348,301
Insurance – 18,881,670 – 18,881,670
Leisure Products – 4,289,293 – 4,289,293
Machinery – 3,296,930 – 3,296,930
Metals & Mining 3,426,067 4,476,017 – 7,902,084
Multi-Utilities – 8,629,089 – 8,629,089
Oil, Gas & Consumable Fuels 6,216,742 24,500,545 – 30,717,287
Paper & Forest Products – 4,843,472 – 4,843,472
Pharmaceuticals 4,844,314 19,624,574 – 24,468,888
Software 4,628,773 – – 4,628,773
Specialty Retail – 4,040,321 – 4,040,321
Textiles, Apparel & Luxury Goods – 1,299,393 – 1,299,393
Tobacco – 7,002,592 – 7,002,592
Trading Companies & Distributors – 6,674,129 – 6,674,129
Water Utilities – 1,858,303 – 1,858,303
Wireless Telecommunication Services – 3,060,575 – 3,060,575
Total Common Stocks $ 27,555,381 $ 201,873,377 $ – $ 229,428,758
Exchange Traded Fund 898,204 – – 898,204
Forward Foreign Currency Contracts – 857,030 – 857,030
Repurchase Agreements – 6,434,230 – 6,434,230
Total Assets $ 28,453,585 $ 209,164,637 $ – $ 237,618,222
Liabilities:
Forward Foreign Currency Contracts $ – $ (356,020) $ – $ (356,020)
Total Liabilities $ – $ (356,020) $ – $ (356,020)
Total $ 28,453,585 $ 208,808,617 $ – $ 237,262,202
Emerging Markets
Level 1 Level 2 Level 3 Total
Assets:
Common Stocks
Automobile Components $ – $ 3,102,974 $ – $ 3,102,974

64 - Notes to Financial Statements - December 31, 2023 - International Funds
Level 1 Level 2 Level 3 Total
Assets:
Automobiles $ – $ 1,967,192 $ – $ 1,967,192
Banks 7,252,928 13,889,817 – 21,142,745
Beverages – 6,779,212 – 6,779,212
Broadline Retail – 1,927,719 – 1,927,719
Capital Markets – 1,163,316 – 1,163,316
Communications Equipment – 1,229,163 – 1,229,163
Construction & Engineering – 3,487,436 – 3,487,436
Consumer Staples Distribution & Retail 2,717,447 – – 2,717,447
Diversified Consumer Services – 62,580 – 62,580
Diversified Telecommunication Services – 2,342,060 – 2,342,060
Electrical Equipment 749,197 1,415,574 – 2,164,771
Electronic Equipment, Instruments &
Components – 6,377,267 – 6,377,267
Entertainment – 3,060,503 – 3,060,503
Financial Services – 1,845,584 – 1,845,584
Ground Transportation – 2,007,206 – 2,007,206
Health Care Equipment & Supplies – 1,440,378 – 1,440,378
Health Care Providers & Services – 3,681,615 – 3,681,615
Hotels, Restaurants & Leisure 2,794,511 4,043,083 – 6,837,594
Industrial Conglomerates – 1,045,133 – 1,045,133
Insurance – 4,382,451 – 4,382,451
Interactive Media & Services – 7,257,683 – 7,257,683
Life Sciences Tools & Services – 1,009,638 – 1,009,638
Machinery – 1,744,614 – 1,744,614
Oil, Gas & Consumable Fuels 2,267,628 3,283,276 – 5,550,904
Passenger Airlines – 1,288,348 – 1,288,348
Real Estate Management & Development 1,515,635 – – 1,515,635
Semiconductors & Semiconductor
Equipment – 22,190,539 – 22,190,539
Software – 2,323,779 – 2,323,779
Specialty Retail – 687,762 – 687,762
Technology Hardware, Storage &
Peripherals – 14,805,388 – 14,805,388
Textiles, Apparel & Luxury Goods – 2,598,375 – 2,598,375
Wireless Telecommunication Services – 3,048,928 – 3,048,928
Total $ 17,297,346 $ 125,488,593 $ – $ 142,785,939
International Equity
Level 1 Level 2 Level 3 Total
Assets:
Common Stocks
Aerospace & Defense $ – $ 1,199,575 $ – $ 1,199,575
Air Freight & Logistics 125,424 – – 125,424
Automobile Components – 269,981 – 269,981
Automobiles – 5,799,938 – 5,799,938
Banks 68,986 9,262,100 – 9,331,086
Beverages 375,316 140,959 – 516,275
Broadline Retail 1,897,832 1,188,341 – 3,086,173
Building Products – 1,022,584 – 1,022,584
Capital Markets – 2,252,815 – 2,252,815
Chemicals – 1,050,927 – 1,050,927
Commercial Services & Supplies – 1,118,498 – 1,118,498
Communications Equipment – 352,974 – 352,974
Construction & Engineering – 1,650,672 – 1,650,672
Construction Materials 189,488 88,890 – 278,378
Consumer Staples Distribution & Retail 141,264 1,058,678 – 1,199,942
Containers & Packaging – 300,938 – 300,938
Diversified Consumer Services 91,966 – – 91,966

International Funds - December 31, 2023 - Notes to Financial Statements - 65
Level 1 Level 2 Level 3 Total
Assets:
Diversified REITs $ 90,732 $ – $ – $ 90,732
Diversified Telecommunication Services – 394,808 – 394,808
Electric Utilities 47,359 976,726 – 1,024,085
Electronic Equipment, Instruments &
Components – 1,082,682 – 1,082,682
Entertainment 197,058 1,120,944 – 1,318,002
Financial Services – 709,684 – 709,684
Food Products – 487,806 – 487,806
Gas Utilities – 173,579 – 173,579
Ground Transportation – 86,292 – 86,292
Health Care Equipment & Supplies – 345,215 – 345,215
Health Care Providers & Services – 998,488 – 998,488
Hotels, Restaurants & Leisure – 2,141,712 – 2,141,712
Household Durables – 152,638 – 152,638
Household Products 167,012 – – 167,012
Independent Power and Renewable
Electricity Producers 269,984 397,635 – 667,619
Insurance 1,503,476 3,434,874 – 4,938,350
Interactive Media & Services 234,607 1,102,472 – 1,337,079
IT Services 1,258,569 964,867 – 2,223,436
Leisure Products – 304,000 – 304,000
Machinery – 2,185,233 – 2,185,233
Marine Transportation 90,637 508,683 – 599,320
Media – 266,337 – 266,337
Metals & Mining 741,436 2,268,788 – 3,010,224
Multi-Utilities – 511,416 – 511,416
Oil, Gas & Consumable Fuels 258,171 2,218,523 – 2,476,694
Paper & Forest Products – 94,784 – 94,784
Passenger Airlines 229,246 813,074 – 1,042,320
Personal Care Products – 889,088 – 889,088
Pharmaceuticals 184,808 9,211,118 – 9,395,926
Professional Services – 1,522,347 – 1,522,347
Real Estate Management & Development 90,824 1,514,282 – 1,605,106
Retail REITs – 896,194 – 896,194
Semiconductors & Semiconductor
Equipment 128,872 7,060,978 – 7,189,850
Software 1,891,583 224,893 – 2,116,476
Specialty Retail – 900,293 – 900,293
Technology Hardware, Storage &
Peripherals – 2,665,643 – 2,665,643
Textiles, Apparel & Luxury Goods – 265,942 – 265,942
Tobacco – 1,929,313 – 1,929,313
Trading Companies & Distributors 379,478 925,560 – 1,305,038
Transportation Infrastructure – 192,574 – 192,574
Water Utilities – 115,196 – 115,196
Wireless Telecommunication Services – 577,650 – 577,650
Total Common Stocks $ 10,654,128 $ 79,390,201 $ – $ 90,044,329
Repurchase Agreements – 3,261,650 – 3,261,650
Warrants – – – –
Total $ 10,654,128 $ 82,651,851 $ – $ 93,305,979
International Focused Growth
Level 1 Level 2 Level 3 Total
Assets:
Common Stocks
Aerospace & Defense $ – $ 7,430,189 $ – $ 7,430,189
Banks 3,162,626 – – 3,162,626
Beverages – 5,338,763 – 5,338,763

66 - Notes to Financial Statements - December 31, 2023 - International Funds
The FVC continues to evaluate any information that could cause an adjustment to the fair value for these investments, such as market news, the progress of judicial and regulatory proceedings, and subadviser recommendations.
Level 1 Level 2 Level 3 Total
Assets:
Biotechnology $ – $ 6,204,208 $ – $ 6,204,208
Capital Markets – 3,819,700 – 3,819,700
Chemicals – 15,330,124 – 15,330,124
Diversified Telecommunication Services – 9,809,186 – 9,809,186
Electrical Equipment – 6,099,499 – 6,099,499
Electronic Equipment, Instruments &
Components – 6,005,304 – 6,005,304
Entertainment – 5,084,108 – 5,084,108
Food Products – 20,559,226 – 20,559,226
Health Care Equipment & Supplies – 12,091,759 – 12,091,759
Hotels, Restaurants & Leisure – 5,238,001 – 5,238,001
Household Durables – 6,130,628 – 6,130,628
Industrial REITs – 7,900,851 – 7,900,851
Insurance – 11,527,642 – 11,527,642
Life Sciences Tools & Services – 4,510,506 – 4,510,506
Metals & Mining – 3,294,097 – 3,294,097
Oil, Gas & Consumable Fuels – 2,800,284 – 2,800,284
Personal Care Products – 9,463,728 – 9,463,728
Pharmaceuticals – 18,949,080 – 18,949,080
Professional Services – 18,563,336 – 18,563,336
Semiconductors & Semiconductor
Equipment – 13,177,644 – 13,177,644
Software – 10,810,700 – 10,810,700
Specialty Retail – 3,383,413 – 3,383,413
Technology Hardware, Storage &
Peripherals – 3,993,837 – 3,993,837
Textiles, Apparel & Luxury Goods – 4,176,634 – 4,176,634
Total $ 3,162,626 $ 221,692,447 $ – $ 224,855,073
As of December 31, 2023, Overseas Value held one common stock investment that was categorized as a Level 3 investment which was valued at $0.
As of December 31, 2023, Emerging Markets held five common stock investments that were categorized as Level 3 investments which were each valued at $0.
As of December 31, 2023, International Equity held one warrant investment that was categorized as a Level 3 investment which was valued at $0.
Emerging Markets
Common
Stocks Total
Balance as of 12/31/2022 $ — $ —
Accrued Accretion/(Amortization) — —
Realized Gains (Losses) — —
Purchases
*
4,855,320 4,855,320
Sales (4,855,320) (4,855,320)
Change in Unrealized Appreciation/Depreciation — —
Transfers into Level 3 — —
Transfers out of Level 3 — —
Balance as of 12/31/2023 $ — $ —
Change in Unrealized Appreciation/Depreciation for Investments Still Held as of 12/31/2023 ** $ — $ —
* Purchases include all purchases of securities and securities received in corporate actions.
** Included in the Statement of Operations under "Net change in unrealized appreciation/depreciation in the value of investment securities."

International Funds - December 31, 2023 - Notes to Financial Statements - 67
(b) Cash Overdraft
Certain Funds may have overdrawn U.S. dollar and/or foreign currency balances with the Funds' custodian bank, JPMorgan
Chase Bank, N.A. (“JPMorgan”). To offset the overdraft, JPMorgan advanced an amount equal to the overdraft. Consistent with the Funds' borrowing policy, the advance is deemed a temporary loan to the Funds. Such loans are payable upon demand and bear interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan under the custody agreement. These advances are separate from, and were not made pursuant to, the credit agreement discussed in Note 4. A Fund with an overdraft is subject to a lien by JPMorgan on the Fund’s account and JPMorgan may charge the Fund’s account for any amounts owed to JPMorgan. JPMorgan also has the right to set off as appropriate and apply all deposits and credits held by or owing to JPMorgan against such amount, subject to the terms of the custody agreement.
As of December 31, 2023, Funds that had overdrawn balances were as follows:
(c) Foreign Currency Transactions
The accounting records of the Funds are maintained in U.S. dollars. The Funds may, nevertheless, engage in foreign currency transactions. In those instances, a Fund will convert foreign currency amounts into U.S. dollars at the current rate of exchange between the foreign currency and the U.S. dollar in order to determine the value of the Funds' investments, assets, and liabilities.
Purchases and sales of securities, receipts of income, and payments of expenses are converted at the prevailing rate of exchange on the respective date of such transactions. The accounting records of a Fund do not differentiate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in the market prices of the relevant securities. Each portion contributes to the net realized gains or losses from transactions in investment securities and net change in unrealized appreciation/depreciation in the value of investment securities. Net currency gains or losses, realized and unrealized, that are a result of differences between the amount recorded on a Fund’s accounting records, and the U.S. dollar equivalent amount actually received or paid for interest or dividends, receivables and payables for investments sold or purchased, and foreign cash, are included in the Statements of Operations under “Net realized gains (losses) from foreign currency transactions”
and “Net change in unrealized appreciation/depreciation in the value of translation of assets and liabilities denominated in foreign currencies," if applicable.
(d) Forward Foreign Currency Contracts
Certain Funds entered into forward foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency, to express a view on a foreign currency vs. the U.S. dollar or other foreign currency, to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency, and/or to seek to protect against anticipated changes in future foreign currency exchange rate, as applicable, to meet each Fund's stated investment strategies as shown in the Fund's Prospectus.
A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are generally valued at the mean of the last quoted bid and ask prices, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 investments within the hierarchy. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked-to-market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded.
Realized gains or losses are recorded at the time the forward foreign currency contract matures or at the time of delivery of the currency. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contracts may be unable to meet their obligations under the contract.
The Funds' forward foreign currency contracts are disclosed in the Statements of Assets and Liabilities under “Unrealized appreciation/(depreciation) on forward foreign currency contracts,” in a table in the Statement of Investments and in the Statements of Operations under “Net realized gains (losses) from settlement of forward foreign currency contracts” and “Net change in unrealized appreciation/depreciation in the value of forward foreign currency contracts,” as applicable.
Fund
Foreign Currency
Amount (USD)
Overseas Value $ 7,580

68 - Notes to Financial Statements - December 31, 2023 - International Funds
The following is a summary of the Funds’ derivative instruments categorized by risk exposure as of December 31, 2023:
Fair Values of Derivatives Not Accounted for as Hedging Instruments as of December 31, 2023:
The Effect of Derivative Instruments on the Statements of Operations for the Year Ended December 31, 2023:
Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in the Statements of Operations for the Year
Ended December 31, 2023:
The following is a summary of the Funds' average volume of derivative instruments held during the year ended December 31,
2023:
The Funds are required to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the Funds’ financial position. In order to better define its contractual rights and to secure rights that will help certain Funds mitigate their counterparty risk, certain Funds entered into an International
Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or a similar agreement with each of their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between certain Funds and a counterparty that governs OTC derivatives and forward foreign currency contracts and typically contains, among other things, collateral posting items, if applicable, and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, certain Funds may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master
Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. The counterparty is a financial institution.
For financial reporting purposes, certain Funds do not offset derivative assets and derivative liabilities that may be subject to netting arrangements on the “Statements of Assets and Liabilities".
Overseas Value
Assets: Statements of Assets and Liabilities Fair Value
Forward Foreign Currency Contracts
Currency risk Unrealized appreciation on forward foreign currency contracts $ 857,030
Total $ 857,030
Liabilities:
Forward Foreign Currency Contracts
Currency risk Unrealized depreciation on forward foreign currency contracts $ (356,020)
Total $ (356,020)
Overseas Value
Realized Gains (Losses): Total
Forward Foreign Currency Contracts
Currency risk $ (418,382)
Total $ (418,382)
Overseas Value
Unrealized Appreciation/Depreciation: Total
Forward Foreign Currency Contracts
Currency risk $ 485,037
Total $ 485,037
Overseas Value
Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased $ 29,501,472
Average Settlement Value Sold $ 18,873,149

International Funds - December 31, 2023 - Notes to Financial Statements - 69
The following tables set forth certain Funds' net exposure by counterparty for forward foreign currency contracts that are subject to enforceable master netting arrangements or similar arrangements as of December 31, 2023:
(e) Securities Lending
During the year ended December 31, 2023, certain Funds entered into securities lending transactions. To generate additional income, the Funds lent their portfolio securities, up to 33 1/3% of the total assets of a Fund, to brokers, dealers, and other financial institutions.
JPMorgan serves as securities lending agent for the securities lending program for the Funds. Securities lending transactions are considered to be overnight and continuous and can be terminated by a Fund or the borrower at any time.
The Funds receive payments from JPMorgan equivalent to any dividends and/or interest while on loan, in lieu of income which is included as “Dividend income” and/or “Interest income”, as applicable, on the Statements of Operations. The Funds also receive interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral or receiving a fee with respect to the receipt of non-cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from JPMorgan and reflected in the Statements of Operations under “Income from securities lending”. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially.
Loans are made, however, only to borrowers deemed by JPMorgan to be of good standing and creditworthy. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. For Funds to which JPMorgan is not an affiliate, JPMorgan receives a fee based on a percentage of earnings (less any rebates paid to the
Overseas Value
Offsetting of Financial Assets, Derivative Assets and Collateral Received by Counterparty:
Gross Amounts Not Offset in the
Statements of Assets and Liabilities
Counterparty Description
Gross Amounts
of Recognized
Asset
Derivatives
Derivatives
Available for
Offset
Collateral
Received
Net Amount
of Asset
Derivatives
Citibank NA
Forward Foreign
Currency Contracts $ 91,037 $ (21,571) $ — $ 69,466
Morgan Stanley Co.,
Inc.
Forward Foreign
Currency Contracts 180,155 — — 180,155
State Street Bank and
Trust Co.
Forward Foreign
Currency Contracts 418,236 (2,990) — 415,246
UBS AG Stamford
Branch
Forward Foreign
Currency Contracts 167,602 (143,270) — 24,332
Total $ 857,030 $ (167,831) $ — $ 689,199
Offsetting of Financial Liabilities, Derivative Liabilities and Collateral Pledged by Counterparty:
Gross Amounts Not Offset in the
Statements of Assets and Liabilities
Counterparty Description
Gross Amounts
of Recognized
Liability
Derivatives
Derivatives
Available for
Offset
Collateral
Pledged
Net Amount
of Liability
Derivatives
Barclays Bank plc
Forward Foreign
Currency Contracts $ (54,359) $ — $ — $ (54,359)
Citibank NA
Forward Foreign
Currency Contracts $ (21,571) 21,571 $ — $ —
Goldman Sachs
International
Forward Foreign
Currency Contracts (81,872) — — (81,872)
HSBC Bank USA,
N.A.
Forward Foreign
Currency Contracts (51,958) — — (51,958)
State Street Bank and
Trust Co.
Forward Foreign
Currency Contracts (2,990) 2,990 — —
UBS AG Stamford
Branch
Forward Foreign
Currency Contracts (143,270) 143,270 — —
Total $ (356,020) $ 167,831 $ — $ (188,189)

70 - Notes to Financial Statements - December 31, 2023 - International Funds
borrower) derived from the investment of cash collateral, or a percentage of the fee paid by the borrower for loans collateralized by non-cash collateral. For Funds to which JPMorgan is an affiliate, JPMorgan receives a flat fee based on a percentage of the market value of loaned securities.
In accordance with guidance presented in FASB Accounting Standards Update 2014-11, Balance Sheet (Topic) 860: Repurchase-
to-Maturity Transactions, Repurchase Financings, and Disclosures, liabilities under the outstanding securities lending transactions as of December 31, 2023, which were comprised of repurchase agreements purchased with cash collateral, as shown on each
Fund's Statement of Investments, were as follows:
The Trust’s securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and
(ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100%
of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements and shown in the
Statement of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safe-keeping by JPMorgan or The Bank of New York Mellon and cannot be sold or repledged by the Funds and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, if any, please refer to the Statement of Investments.
The Securities Lending Agency Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, the Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the collateral is less than the purchase cost of the replacement securities, JPMorgan is responsible for such shortfall, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement.
As of December 31, 2023, the Securities Lending Agency Agreement does not permit the Funds to enforce a netting arrangement.
(f) Joint Repurchase Agreements
During the year ended December 31, 2023, certain Funds, along with other series of the Trust, pursuant to procedures adopted by the Board of Trustees and applicable guidance from the Securities and Exchange Commission ("SEC"), transferred cash collateral received from securities lending transactions, through a joint account at JPMorgan, the Funds' custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements (“repo” or collectively “repos”) collateralized by U.S.
Treasury or federal agency obligations. For repos, each Fund participates on a pro rata basis with other clients of JPMorgan in its share of the underlying collateral under such repos and in its share of proceeds from any repurchase or other disposition of the underlying collateral. In repos, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repos, The Bank of New York Mellon or JPMorgan takes possession of the collateral pledged for investments in such repos. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.
Fund
Amounts of
Liabilities Presented
in the Statements
of Assets and
Liabilities
Overseas Value $ 6,434,230
International Equity 3,261,650

International Funds - December 31, 2023 - Notes to Financial Statements - 71
As of December 31, 2023, certain Funds' investment in joint repos was subject to an enforceable netting arrangement. The Funds'
proportionate holding in joint repos was as follows:
(g) Security Transactions and Investment Income
Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts, and is recorded as such on a Fund’s Statement of Operations. Dividend income and expenses, as applicable, are recorded on the ex-dividend date and are recorded as such on a Fund’s Statement of Operations, except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed on or after the ex-dividend date.
As of December 31, 2023, the joint repos on a gross basis were as follows:
Cantor Fitzgerald & Co., 5.40%, dated 12/29/2023, due 1/2/2024, repurchase price $ 146,982,433, collateralized by U.S.
Government Agency Securities, ranging from 0.38% - 28.14%, maturing 10/15/2024 - 11/20/2073; total market value
$149,832,183.
Pershing LLC, 5.33%, dated 12/29/2023, due 1/2/2024, repurchase price $234,398,780, collateralized by U.S. Government
Agency Securities, ranging from 0.27% - 8.00%, maturing 2/15/2024 - 10/20/2073; total market value $238,945,247.
Overseas Value
Gross Amounts
not Offset in the
Statements of
Assets and
Liabilities
Counterparty
Gross
Amounts of
Recognized
Assets
Gross
Amounts
Offset in the
Statements of
Assets and
Liabilities
Net Amounts
of Assets Presented
in the Statements of
Assets and
Liabilities
Collateral
Received
*
Net
Amounts
of Assets
Cantor Fitzgerald &
Co. $ 434,230 $ – $ 434,230 $ (434,230) $ –
Pershing LLC 6,000,000 – 6,000,000 (6,000,000) –
Total $ 6,434,230 $ – $ 6,434,230 $ (6,434,230) $ –
International Equity
Gross Amounts
not Offset in the
Statements of
Assets and
Liabilities
Counterparty
Gross
Amounts of
Recognized
Assets
Gross
Amounts
Offset in the
Statements of
Assets and
Liabilities
Net Amounts
of Assets Presented
in the Statements of
Assets and
Liabilities
Collateral
Received
*
Net
Amounts
of Assets
Cantor Fitzgerald &
Co. $ 1,261,650 $ – $ 1,261,650 $ (1,261,650) $ –
Pershing LLC 2,000,000 – 2,000,000 (2,000,000) –
Total $ 3,261,650 $ – $ 3,261,650 $ (3,261,650) $ –
* As of December 31, 2023, the value of the collateral received exceeded the market value of the Fund’s proportionate holding in the joint repos. Please refer to the Statement of Investments for the Fund’s undivided interest in each joint repo and related collateral.

72 - Notes to Financial Statements - December 31, 2023 - International Funds
Foreign income and capital gains may be subject to foreign withholding taxes, a portion of which may be reclaimable, and capital gains taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest and dividends paid by a foreign security and capital gains from the sale of a foreign security. Foreign income or capital gains subject to foreign withholding taxes are recorded net of the applicable withholding tax.
For certain securities, including a real estate investment trust (“REIT”), a Fund records distributions received in excess of earnings and profits of such security as a reduction of cost of investments and/or realized gain (referred to as a return of capital). Additionally, a REIT may characterize distributions it pays as long-term capital gains. Such distributions are based on estimates if actual amounts are not available. Actual distributions of income, long-term capital gain and return of capital may differ from the estimated amounts. A Fund will recharacterize the estimated amounts of the components of distributions as necessary, once the issuers provide information about the actual composition of the distributions. Any portion of a distribution deemed a return of capital is generally not taxable to a Fund.
A Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statements of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statements of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gains (losses) from transactions in investment securities in the Statements of Operations. These characterizations are reflected in the accompanying financial statements.
(h) Distributions to Shareholders
Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.
Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2023 are primarily attributable to foreign currency gain/loss, reclassifications due to corportate actions, foreign capital gains tax, and investments in passive foreign investment companies ("PFICs"). Temporary differences arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The temporary differences as of
December 31, 2023 may primarily be attributable to outstanding wash sale loss deferrals, treatment of corporate actions, mark-to-
market adjustments on forwards, and investments in PFICs. These reclassifications have no effect upon the NAV of a Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.
For the year ended December 31, 2023, the Funds have no reclassifications between capital and total distributable earnings.
(i) Federal Income Taxes
Each Fund elected to be treated as, and intends to qualify each year as, a “regulated investment company” ("RIC") by complying with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986 (the "Code"), as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve a Fund from all, or substantially all, federal income taxes. The aforementioned distributions may be made in cash or via consent dividends. Consent dividends, agreed to by each shareholder, are taxable to the shareholders as if they were paid in cash during their current tax year.
A Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. Each year, a Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The Funds file U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which they invest.
Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

International Funds - December 31, 2023 - Notes to Financial Statements - 73
(j) Allocation of Expenses, Income and Gains and Losses
Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of a Fund based on the value of the outstanding shares of that class relative to the total value of the outstanding shares of that Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that specific class.
(k) European Union (“EU”) Reclaims
As a result of several court cases, certain Funds filed additional tax reclaims for previously withheld taxes on dividends earned in certain countries across the European Union ("EU reclaims"). Since uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements until payments are received by the Fund. Income recognized for EU reclaims is reflected as European Union tax reclaims in the Statements of Operations. Any fees associated with these filings are reflected as European Union tax reclaim fees in the Statements of Operations.
3. Transactions with Affiliates
Under the terms of the Trust’s Investment Advisory Agreement, NFA manages the investments of the assets and supervises the daily business affairs of the Funds in accordance with policies and procedures established by the Board of Trustees. NFA has selected the subadviser for each Fund as noted below, and provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the subadvisers.
As of December 31, 2023, the subadviser for each Fund is as follows:
Under the terms of the Investment Advisory Agreement, each Fund pays NFA an investment advisory fee based on that Fund’s average daily net assets. During the year ended December 31, 2023, the Funds paid investment advisory fees to NFA according to the following schedule.
The Trust and NFA have entered into a written contract waiving a portion of investment advisory fees of the Funds as listed in the following table until April 30, 2024.
Fund Subadviser
Overseas Value Columbia Management Investment Advisers, LLC
Emerging Markets NS Partners Ltd ("NS Partners")(a)
International Equity Lazard Asset Management, LLC
International Focused Growth NS Partners
(a) Effective end of business on June 23, 2023, Loomis, Sayles & Company L.P. was terminated and ceased serving as subadviser to the Fund.
Fund Fee Schedule
Advisory Fee
(annual rate)
Overseas Value Up to $1 billion 0.75%
$1 billion and more 0.70%
Emerging Markets Up to $500 million 0.95%
$500 million up to $2 billion 0.90%
$2 billion and more 0.85%
International Equity Up to $500 million 0.80%
$500 million up to $2 billion 0.75%
$2 billion and more 0.70%
International Focused Growth Up to $500 million 0.85%
$500 million up to $1 billion 0.82%
$1 billion and more 0.80%
Fund
Advisory Fee
Waiver
(annual rate)
Emerging Markets 0.0873%
International Focused Growth 0.058

74 - Notes to Financial Statements - December 31, 2023 - International Funds
During the year ended December 31, 2023, the following table provides the waiver of such investment advisory fees by NFA for which NFA shall not be entitled to later seek recoupment.
For the year ended December 31, 2023, the effective advisory fee rates before and after contractual advisory fee waivers and expense reimbursements, due to the expense limitation agreement described below, were as follows:
From these fees, pursuant to the subadvisory agreement, NFA pays fees to the unaffiliated subadvisers.
The Trust and NFA have entered into a written Expense Limitation Agreement that limits certain Funds' operating expenses,
(excluding any interest, taxes, fees paid to non-affiliated parties in connection with the recovery of tax reclaims, brokerage commissions and other costs incurred in connection with the purchase and sales of portfolio securities, acquired fund fees and expenses, short sale dividend expenses, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, excludable sub administration fees, other expenditures which are capitalized in accordance with U.S. GAAP, expenses incurred by a Fund in connection with any merger or reorganization, and other non-routine expenses not incurred in the ordinary course of a Fund’s business) from exceeding the amounts listed in the following table until April 30, 2024.
Prior to November 12, 2023, the Trust and NFA had entered into a written Expense Limitation Agreement that limited certain Funds'
operating expenses, without any exclusions for Rule 12b-1 fees, administrative services fees or excludable sub administration fees and taking into account the effect of any fees waived by NFA or any of its affiliates pursuant to any other expense limitation agreement or fee waiver agreement as detailed above, from exceeding the amounts listed in the following table.
NFA may request and receive reimbursement from a Fund for advisory fees waived or other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the date on which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by a Fund of amounts previously waived or reimbursed by NFA is not permitted except as provided for in the Expense Limitation Agreement. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Trustees.
Fund Amount
Emerging Markets $ 368,350
International Focused Growth 127,173
Fund
Effective Advisory
Fee Rate Before
Contractual* Fee
Waivers and Expense
Reimbursements
**
Effective Advisory Fee
Rate After Contractual*
Fee Waivers
Effective Advisory
Fee Rate After
Contractual* Fee
Waivers and Expense
Reimbursements
Overseas Value 0.75 % N/A 0.75%
Emerging Markets 0.95 0.86% 0.86
International Equity 0.80 N/A 0.66
International Focused Growth 0.85 0.79 0.72
N/A — Not Applicable.
*
Please see above for additional information regarding contractual waivers.
Fund Classes
Amount
(annual rate)
Overseas Value All Classes 0.87%
Emerging Markets All Classes 1.20
International Equity All Classes 0.83
International Focused Growth All Classes 0.88
Fund Classes
Amount
(annual rate)
Emerging Markets Class II 1.43%
International Focused Growth Class II 1.25%

International Funds - December 31, 2023 - Notes to Financial Statements - 75
As of December 31, 2023, the cumulative potential reimbursements for certain Funds, listed by the period or year in which NFA waived fees or reimbursed expenses to certain Funds are:
During the year ended December 31, 2023, no amounts were reimbursed to NFA pursuant to the Expense Limitation Agreement.
NFM, a wholly owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly owned subsidiary of NFS), provides various administrative and accounting services for the Funds and serves as Transfer and Dividend Disbursing Agent for the Funds. NFM
has entered into agreements with third-party service providers to provide certain sub-administration and sub-transfer agency services to the Funds. NFM pays the service providers a fee for these services.
Under the terms of a Joint Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds ("NMF"), a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the following fee schedule.
For the year ended December 31, 2023, NFM earned an aggregate of $401,054 in fees from the Funds under the Joint Fund
Administration and Transfer Agency Agreement.
In addition, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including, but not limited to, the cost of pricing services that NFM utilizes.
Under the terms of the Joint Fund Administration and Transfer Agency Agreement and a letter agreement between NFM and the
Trust, the Trust has agreed to reimburse NFM for certain costs related to each Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s
Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended
December 31, 2023, the Funds' aggregate portion of such costs amounted to $4,218.
Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”),
the Funds' principal underwriter, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. NFD is a wholly owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Funds at an annual rate of 0.25% for Class II, Class D and Class Z shares of each Fund
Under the terms of an Administrative Services Plan, the Funds pay fees to servicing organizations, such as broker-dealers, including NFS, and financial institutions, that agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: (i) establishing and maintaining shareholder accounts;
(ii) processing purchase and redemption transactions; (iii) arranging bank wires; (iv) performing shareholder sub-accounting; (v)
answering inquiries regarding the Funds; and (vi) other such services. These fees are calculated at an annual rate of up to 0.25%
of the average daily net assets of Class I, Class II and Class D shares of the Fund and up to 0.01% of the average daily net assets of Class X and Class Z shares of each Fund.
Fund
Fiscal Year 2021
Amount
Fiscal Year 2022
Amount
Fiscal Year 2023
Amount Total
Overseas Value $ 31,704 $ — $ — $ 31,704
Emerging Markets — — — —
International Equity — — 117,502 117,502
International Focused Growth 208,754 274,757 142,899 626,410
Combined Fee Schedule
Up to $25 billion 0.025%
$25 billion and more 0.020

76 - Notes to Financial Statements - December 31, 2023 - International Funds
For the year ended December 31, 2023, the effective rates for administrative services fees were as follows:
For the year ended December 31, 2023, each Fund’s total administrative services fees were as follows:
4. Line of Credit and Interfund Lending
The Trust and NMF (together, the “Trusts”) renewed the credit agreement with JPMorgan, The Bank of New York Mellon, and Wells
Fargo Bank National Association (the “Lenders”), permitting the Trusts, in aggregate, to borrow up to $100,000,000. Advances taken by a Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The line of credit requires a commitment fee of 0.15% per year on $100,000,000. Such commitment fee shall be payable quarterly in arrears on the last business day of each March, June, September and December and on the termination date. Borrowings under this arrangement accrue interest at a rate of 1.25% per annum plus the higher of (a) if ascertainable and available, the Eurodollar Rate as of such day for a transaction settling two business days after such day, (b) the Federal Funds
Effective Rate in effect on such day and (c) the Overnight Bank Funding Rate in effect on such day; provided, however, that if the
Federal Funds Rate calculated in accordance with the foregoing shall be less than zero, such rate shall be deemed to be zero percent (0%) for the purposes of this Agreement. If an Index Rate Unavailability Event occurs in respect of the Eurodollar Rate, the Federal Funds Rate shall be determined without reference to clause (a) of this definition. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. In addition, a Fund may not draw any portion of the line of credit that is provided by a bank that is an affiliate of the Fund’s subadviser, if applicable.
In addition to any rights and remedies of the Lenders provided by law, each Lender has the right, upon any amount becoming due and payable by the Fund, to set-off as appropriate and apply all deposits and credits held by or owing to such Lender against such amount, subject to the terms of the credit agreement. The line of credit is renewed annually, and next expires on July 3, 2024.
During the year ended December 31, 2023, the Funds had no borrowings under the line of credit.
Pursuant to an exemptive order issued by the SEC (the “Order”), the Funds may participate in an interfund lending program among
Funds managed by NFA. The program allows the participating Funds to borrow money from and loan money to each other for temporary purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Funds as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Fund may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day's notice. During the year ended December 31, 2023, none of the Funds engaged in interfund lending.
5. Investment Transactions
For the year ended December 31, 2023, purchases and sales of securities (excluding short-term securities) were as follows:
Fund Class I Class II Class D Class X Class Z
Overseas Value 0.15% N/A N/A 0.01% 0.01%
Emerging Markets 0.15 0.15% 0.18% N/A N/A
International Equity 0.15 0.15 N/A N/A N/A
International Focused Growth 0.15 0.15 N/A N/A N/A
N/A — Not Applicable.
Fund Amount
Overseas Value $ 61,724
Emerging Markets 226,494
International Equity 127,311
International Focused Growth 328,906
Fund Purchases Sales
Overseas Value $ 86,131,196 $ 124,145,942
Emerging Markets 295,237,242 630,286,073
International Equity 62,650,893 67,699,071
International Focused Growth 60,538,605 86,845,799

International Funds - December 31, 2023 - Notes to Financial Statements - 77
6. Portfolio Investment Risks
(a) Risks Associated with Credit and Emerging Markets
Investments in emerging market instruments are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher-rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less-liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging market investments.
(b) Risks Associated with Foreign Securities and Currencies
Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S.
issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.
Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.
(c) Risks Associated with REIT and Real Estate Investments
Investments in REITs and in real estate securities carry certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, unexpected vacancies of properties, and the relative lack of liquidity associated with investments in real estate.
7. Indemnifications
Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into indemnification agreements with its
Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications.
The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust.
Based on experience, however, the Trust expects the risk of loss to be remote.
8. New Accounting Pronouncements and Other Matters
On October 26, 2022, the SEC adopted a final rule relating to Tailored Shareholder Reports. Tailored Shareholder Reports are
concise and visually engaging streamlined annual and semiannual reports that will focus on fund expenses, performance, certain portfolio holdings, and certain other retail-oriented information. Additional in-depth information is available online and for delivery free of charge to investors on request. The rule became effective in January 2023 and there is an 18-month transition period after the effective date with a compliance date of July 2024. Management is currently evaluating the implications of the changes and the impact on financial statement disclosures and reporting requirements.
On September 20, 2023, the SEC amended adopted amendments to the current rule regarding registered fund names, as well as certain forms and disclosure requirements. The amendments are intended to modernize and enhance the investor protections provided by Rule 35d-1 under the 1940 Act given the important information that fund names can convey to investors. Management is currently evaluating the implications of the new rule and the impact on the Funds’ financial statement disclosures and reporting requirements.

78 - Notes to Financial Statements - December 31, 2023 - International Funds
9. Federal Tax Information
The tax character of distributions paid during the year ended December 31, 2023 was as follows:
The tax character of distributions paid during the year ended December 31, 2022 was as follows:
As of December 31, 2023, the components of accumulated earnings/(deficit) on a tax basis were as follows:
As of December 31, 2023, the tax cost of investments (including derivative contracts) and the breakdown of unrealized appreciation/
(depreciation) for each Fund was as follows:
Distributions paid from
Fund
Ordinary
Income*
Net Long-Term
Capital Gains
Total Taxable
Distributions
Return of
Capital
Total
Distributions
Paid
Overseas Value $ 5,590,152 $ – $ 5,590,152 $ – $ 5,590,152
Emerging Markets 6,033,961 – 6,033,961 – 6,033,961
International Equity 2,280,919 – 2,280,919 – 2,280,919
International Focused Growth 3,337,535 – 3,337,535 – 3,337,535
* Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.
Distributions paid from
Fund
Ordinary
Income*
Net Long-Term
Capital Gains
Total Taxable
Distributions
Return of
Capital
Total
Distributions
Paid
Overseas Value $ 9,029,229 $ – $ 9,029,229 $ – $ 9,029,229
Emerging Markets 5,417,082 – 5,417,082 – 5,417,082
International Equity 5,160,671 8,687,102 13,847,773 – 13,847,773
International Focused Growth 1,558,156 8,010,634 9,568,790 – 9,568,790
* Ordinary Income amounts include taxable market discount and net short-term capital gains, if any.
Fund
Undistributed
Ordinary Income
Undistributed
Long-Term
Capital Gains
Accumulated
Earnings
Distributions
Payable
Accumulated
Capital and Other
Losses
Unrealized
Appreciation/
(Depreciation)*
Total Accumulated
Earnings (Deficit)
Overseas Value $ 12,334,955 $ – $ 12,334,955 $ – $ (18,863,304) $ 33,787,644 $ 27,259,295
Emerging Markets 2,579,431 – 2,579,431 – (165,695,279) 10,544,144 (152,571,704)
International Equity 1,852,042 – 1,852,042 – (3,076,723) 14,376,632 13,151,951
International Focused Growth 486,192 – 486,192 – (36,370,680) 32,303,344 (3,581,144)
* The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions.
Fund
Tax Cost of
Investments
Unrealized
Appreciation
Unrealized
Depreciation
Net Unrealized
Appreciation/
(Depreciation)
Overseas Value $ 203,531,439 $ 51,265,540 $ (17,534,777) $ 33,730,763
Emerging Markets 131,307,549 32,284,963 (20,806,573) 11,478,390
International Equity 78,804,488 17,584,225 (3,082,734) 14,501,491
International Focused Growth 192,588,363 40,194,090 (7,927,380) 32,266,710

International Funds - December 31, 2023 - Notes to Financial Statements - 79
As of December 31, 2023, for federal income tax purposes, the Funds have capital loss carryforwards available to offset future capital gains, if any, to the extent provided by the U.S. Treasury regulations and in any given year may be limited due to large shareholder redemptions or contributions. Capital loss carryforwards do not expire. The following table represents capital loss carryforwards available as of December 31, 2023.
During the year ended December 31, 2023, the Funds had capital loss carryforwards that were utilized and are no longer eligible to offset future capital gains, if any, in the following amounts.
10. Settlement Proceeds
During the year ended December 31, 2022, International Focused Growth reached a settlement agreement in the amount of
$2,187,429 from a former subadvisor. These settlement proceeds are reflected in the Financial Highlights.
11. Subsequent Events
Management has evaluated the impact of subsequent events on the Funds and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.
Fund Amount
Overseas Value $ (18,863,304)
Emerging Markets
*
(165,695,279)
International Equity (3,076,723)
International Focused Growth (36,370,680)
* A portion of the Fund’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.
Fund Utilized
Overseas Value $ 9,047,122
International Equity 2,552,798
International Focused Growth 859,296

80 - Report of Independent Registered Public Accounting Firm - December 31, 2023 - International Funds
To the Board of Trustees of Nationwide Variable Insurance Trust and Shareholders of NVIT Columbia Overseas Value
Fund, NVIT Emerging Markets Fund, NVIT International Equity Fund and NVIT NS Partners International Focused
Growth Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the statements of investments, of NVIT Columbia
Overseas Value Fund, NVIT Emerging Markets Fund, NVIT International Equity Fund and NVIT NS Partners International Focused
Growth Fund (four of the funds constituting Nationwide Variable Insurance Trust, hereafter collectively referred to as the "Funds")
as of December 31, 2023, the related statements of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2023 and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the
Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting
Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the
U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 19, 2024
We have served as the auditor of one or more investment companies of Nationwide Funds, which includes the investment companies of Nationwide Variable Insurance Trust, since 1997.

International Funds - December 31, 2023 (Unaudited) - Supplemental Information - 81
NVIT Allspring Discovery Fund
NVIT Amundi Multi Sector Bond Fund
NVIT AQR Large Cap Defensive Style Fund
NVIT BlackRock Equity Dividend Fund
NVIT BlackRock Managed Global Allocation Fund
NVIT BNY Mellon Core Plus Bond Fund
NVIT BNY Mellon Dynamic U.S. Core Fund
NVIT BNY Mellon Dynamic U.S. Equity Income Fund
NVIT Calvert Equity Fund
(formerly, NVIT BNY Mellon Sustainable U.S. Equity Fund)
NVIT Columbia Overseas Value Fund
NVIT Core Bond Fund
NVIT DoubleLine Total Return Tactical Fund
NVIT Emerging Markets Fund
NVIT Federated High Income Bond Fund
NVIT Government Bond Fund
NVIT Government Money Market Fund
NVIT GS Emerging Markets Equity Insights Fund
NVIT GS International Equity Insights Fund
NVIT GS Large Cap Equity Fund
 (formerly, NVIT GS Large Cap Equity Insights Fund)
NVIT GS Small Cap Equity Insights Fund
NVIT International Equity Fund
NVIT iShares
®
Fixed Income ETF Fund
NVIT iShares
®
Global Equity ETF Fund
NVIT J.P. Morgan Digital Evolution Strategy Fund
NVIT J.P. Morgan Innovators Fund
NVIT J.P. Morgan Large Cap Growth Fund
NVIT J.P. Morgan Mozaic
SM
Multi-Asset Fund
NVIT J.P. Morgan U.S. Equity Fund
NVIT J.P. Morgan US Technology Leaders Fund
NVIT Jacobs Levy Large Cap Core Fund
(formerly, NVIT Neuberger Berman Multi Cap Opportunities Fund)
NVIT Jacobs Levy Large Cap Growth Fund
NVIT Loomis Short Term Bond Fund
(formerly, NVIT Short Term Bond Fund)
NVIT Managed American Funds Asset Allocation Fund
NVIT Managed American Funds Growth-Income Fund
NVIT NS Partners International Focused Growth Fund
NVIT Real Estate Fund
NVIT U.S. 130/30 Equity Fund
Continuation of Advisory (and Sub-Advisory) Agreements
The Trust’s investment advisory agreements with its Investment Adviser (the “Adviser”) and its Sub-Advisers (each, a “Sub-Adviser”)
(together, the “Advisory Agreements”) must be approved for each series of the Trust (individually, a “Fund” and collectively, the
“Funds”) for an initial term no longer than two years, and may continue in effect thereafter only if such continuation is approved at least annually, (i) by the vote of the Trustees or by a vote of the shareholders of the Fund in question, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto (the
“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.
The Board of Trustees (the “Board”) has five regularly scheduled meetings each year and takes into account throughout the year matters bearing on the Advisory Agreements. The Board and its standing committees consider, at each meeting, factors that are relevant to the annual continuation of each Fund’s Advisory Agreements, including investment performance, Sub-Adviser updates and reviews, reports with respect to compliance monitoring, and the services and support provided to the Fund and its shareholders.
Although the Board considers the renewal of the Advisory Agreements for all of the Nationwide mutual funds at the same meetings, the Board considers each Fund’s investment advisory and sub-advisory relationships separately.
In preparation for the Board’s meetings in 2023 to consider the continuation of the Advisory Agreements, the Trustees requested and were furnished with a wide range of information to assist in their deliberations. These materials included:

82 - Supplemental Information - December 31, 2023 (Unaudited) - International Funds
• A summary report for each Fund that sets out a variety of information regarding the Fund, including average net assets, performance, expense, and profitability information for the past three years.
• Reports from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of mutual fund industry data, describing, for each Fund’s largest share class, the Fund’s (a) performance rankings (over multiple periods ended June 30, 2023)
compared with a performance universe created by Broadridge of similar or peer group funds, and (b) expense rankings comparing the Fund’s fees and expenses with expense groups created by Broadridge of similar or peer group funds. (Where information was unavailable or limited in respect of the largest share class, the Board in certain cases considered supplemental information regarding another share class.) An independent consultant retained by the Independent Trustees provided input to Broadridge as to the composition of the various performance universes, expense groups, and peer funds.
• Information regarding voluntary or contractual expense limitations or reductions and the relationship of expenses to any expense limitation.
• Information provided by the Adviser as to the Adviser’s profitability in providing services under the Advisory Agreements. The
Trustees recognized that the use of different reasonable methodologies, including among other things calculation and allocation of related expenses, can give rise to different measures of reported profit and loss. For Sub-Advisers not affiliated with the
Adviser, the Trustees did not consider profitability data or information as to the fees a Sub-Adviser charges to other clients to be a determinative factor.
• Information from the Adviser regarding economies of scale and breakpoints, including information provided by the Adviser as to the circumstances under which specific actions intended to share the benefits of economies of scale might be appropriate.
The Adviser may not have been able to, or might have opted not to, provide information in response to certain information requests, in which case the Trustees conducted their evaluation based on information that was provided. In such cases, the
Trustees determined that the omission of any such information was not material to its considerations.
The Trustees met with representatives of the Adviser at the Trustees’ regular quarterly meetings in September and December 2023 to discuss matters related to the continuation of the Advisory Agreements. In addition, the Trustees met separately with independent legal counsel to the Independent Trustees (“Independent Legal Counsel”) in October and in November, to review information and materials provided to them, and to formulate requests for additional information. The Trustees submitted supplemental information requests to the Adviser following each meeting with Independent Legal Counsel. At the Trustees’ regular quarterly meeting in
December 2023, the Trustees met to give final consideration to information bearing on the continuation of the Advisory Agreements.
The Trustees considered, among other things, information provided by the Adviser in response to their previous information requests. The Trustees engaged in discussion and consideration among themselves, and with the Adviser, Trust counsel, and
Independent Legal Counsel regarding the various factors that may contribute to the determination of whether the continuation of the Advisory Agreements should be approved.
In considering this information with respect to each of the Funds, the Trustees took into account, among other things, the nature, extent, and quality of services provided by the Adviser and relevant Sub-Adviser. In evaluating the Advisory Agreements for the
Funds, the Trustees also reviewed information provided by the Adviser concerning the following, among other things:
• The terms of the Advisory Agreements and a summary of the services performed by the Adviser and Sub-Advisers.
• The activities of the Adviser in selecting, overseeing, and evaluating each Sub-Adviser; reporting by the Adviser to the Trustees regarding the Sub-Advisers; and steps taken by the Adviser, where appropriate, to identify replacement Sub-Advisers and to put those Sub-Advisers in place.
• The investment advisory and oversight capabilities of the Adviser, including, among other things, its expertise in investment, economic, and financial analysis.
• The Adviser’s and Sub-Advisers’ personnel and methods; changes in the Adviser’s senior management personnel; the number of the Adviser’s advisory and analytical personnel; general information about the compensation of the Adviser’s advisory personnel;
the Adviser’s and Sub-Advisers’ investment processes; the Adviser’s risk assessment and risk management capabilities; and the
Adviser’s valuation and valuation oversight capabilities.

International Funds - December 31, 2023 (Unaudited) - Supplemental Information - 83
• The financial condition and stability of the Adviser and the Adviser’s assessment of the financial condition and stability of the
Sub-Advisers.
• Potential ancillary benefits, in addition to fees for serving as investment adviser, derived by the Adviser as a result of being investment adviser for the Funds, including, among other things, information on fees inuring to the Adviser’s affiliates for serving as the Trust’s administrator, fund accountant, and transfer agent, fees or other payments relating to shareholder servicing or sub-
transfer agency services provided by or through the Adviser or its affiliates, enhanced relationships with large financial concerns that serve, or whose affiliates serve, as sub-advisers or other service providers to one or more of the Funds.
Based on information provided by Broadridge and the Adviser, the Trustees reviewed expense information for each of the Funds and the total return investment performance of each of the Funds, as well as the performance of the Funds’ peer groups over various time periods.
The Trustees considered that NVIT Allspring Discovery Fund, NVIT AQR Large Cap Defensive Style Fund, NVIT BNY Mellon Core
Plus Bond Fund, NVIT BNY Mellon Dynamic U.S. Core Fund, NVIT BNY Mellon Dynamic U.S. Equity Income Fund, NVIT Core
Bond Fund, NVIT Emerging Markets Fund, NVIT GS Emerging Markets Equity Insights Fund, NVIT GS Large Cap Equity Insights
Fund, NVIT GS Small Cap Equity Insights Fund, NVIT International Equity Fund, NVIT iShares
®
Fixed Income ETF Fund, NVIT
iShares
®
Global Equity ETF Fund, NVIT J.P. Morgan Digital Evolution Strategy Fund, NVIT J.P. Morgan Innovators Fund, NVIT
J.P. Morgan Large Cap Growth Fund, NVIT J.P. Morgan Mozaic
SM
Multi-Asset Fund, NVIT J.P. Morgan U.S. Equity Fund, NVIT J.P.
Morgan US Technology Leaders Fund, NVIT Real Estate Fund, and NVIT Loomis Short Term Bond Fund were each shown to pay actual management fees and to have total expense ratios (including 12b-1/non-12b-1 fees) at levels lower than or equal to their peer group medians. The Trustees determined that the expense information of each of the foregoing Funds was consistent with the continuation of the Fund’s Advisory Agreement.
With respect to NVIT Amundi Multi Sector Bond Fund, NVIT Calvert Equity Fund, NVIT DoubleLine Total Return Tactical Fund,
NVIT Federated High Income Bond Fund, NVIT Government Bond Fund, NVIT GS International Equity Insights Fund, NVIT
Jacobs Levy Large Cap Core Fund, NVIT Managed American Funds Asset Allocation Fund the Trustees considered that, although each Fund was shown to pay actual management fees at a level equal to or higher than its peer group median, its total expense ratio (including 12b-1/non-12b-1 fees) was at a level equal to or lower than the Fund’s peer group median (or, in the case of the total expense ratio of NVIT Columbia Overseas Value Fund, NVIT NS Partners International Focused Growth Fund and NVIT U.S.
130/30 Equity Fund, within what the Trustees considered a generally acceptable range of the Fund’s peer group median) and the level of the Fund’s actual management fee was not so high, in the Trustees’ judgment, as to be inconsistent with continuation of its Advisory Agreements.
For the Funds above, the Trustees also considered each Fund’s investment performance. They noted that, with the exception of the Funds referred to below in this paragraph and the next 13 paragraphs, each of the Funds was shown to have experienced three-year performance for the period ended June 30, 2023 (or the two-year period with respect to NVIT GS Emerging Markets
Equity Insights Fund, which commenced operations in July 2020) at or above its performance universe median, or below the median but within the top three comparative quintiles.
With respect to NVIT J.P. Morgan Digital Evolution Strategy Fund, NVIT J.P. Morgan Innovators Fund, NVIT J.P. Morgan Large
Cap Growth Fund, and NVIT J.P. Morgan US Technology Leaders Fund, the Trustees considered that the Funds had been organized in 2022 and did not yet have two years of performance.
With respect to NVIT Allspring Discovery Fund, the Trustees noted that the Fund had experienced three-year performance in the fifth quintile of its performance universe and considered the Adviser’s statements that the Fund’s underperformance was primarily attributable to challenging market conditions for the Sub-Adviser’s investment process that invests in high growth companies, particularly in calendar years 2021 and 2022. In this regard, the Trustees noted that the investment performance for the Fund had improved to the second quintile of its performance universe for the one-year and three-month periods ended June 30, 2023.
The Trustees have also designated the Fund as subject to heightened review by the Trustees in the coming year in light of its investment performance.
With respect to NVIT AQR Large Cap Defensive Style Fund, the Trustees noted that, for the periods ended June 30, 2023, the
Fund had experienced three-year performance in the fifth quintile of its performance universe, two-year performance in the second quintile of its performance universe, and one-year performance in the fifth quintile of its performance universe. The Trustees considered the Adviser’s statements that the Sub-Adviser’s focus on delivering superior risk-adjusted returns means that the
Fund’s performance will lag in up markets, particularly in strong bull markets such as those that occurred in 2020 and 2023.
In this regard, the Trustees noted that the Fund’s performance for the 2022 calendar year had ranked in the first quintile of its

84 - Supplemental Information - December 31, 2023 (Unaudited) - International Funds
performance universe. The Trustees also considered that the Fund has been designated to be subject to heightened review by the
Trustees in the coming year in light of its investment performance.
With respect to NVIT BNY Mellon Dynamic U.S. Core Fund, the Trustees noted that the Fund had experienced three-year performance in the fourth quintile of its performance universe and considered the Adviser’s statements that the Fund’s underperformance was primarily attributable to challenging market conditions for the Sub-Adviser’s investment process, particularly in calendar year 2022.
In this regard, the Trustees noted that the Fund had ranked in the first quintile of its performance universe for the calendar year
2021 and the Fund’s performance had improved to the third quintile of its performance universe for the one-year period ended
June 30, 2023.
With respect to NVIT DoubleLine Total Return Tactical Fund, the Trustees noted that the Fund had experienced three-year performance in the fourth quintile of its performance universe and considered that the investment performance for the Fund had improved to the third quintile of its performance universe for the one-year period ended June 30, 2023. The Trustees also considered that the Fund has been designated to be subject to heightened review by the Trustees in the coming year in light of its investment performance.
With respect to NVIT Calvert Equity Fund, the Trustees noted that the Fund had experienced three-year performance in the fifth quintile of its performance universe and considered that as of March 2023, the Fund’s prior subadviser had been replaced and that additional time was necessary to evaluate the Fund’s performance under the new Sub-Adviser.
With respect to NVIT Core Bond Fund, the Trustees noted that the Fund had experienced three-year performance in the fourth quintile of its performance universe and considered the Adviser’s statements that the Fund’s underperformance was primarily attributable to the Fund’s overweight positions in longer duration investment grade corporate credit and high yield and the steps taken by the Sub-Adviser in 2023 to address the Fund’s performance. The Trustees also considered that the Fund has been designated to be subject to heightened review by the Trustees in the coming year in light of its investment performance.
With respect to NVIT Emerging Markets Fund, the Trustees noted that the Fund had experienced three-year performance in the fifth quintile of its performance universe and considered the Adviser’s statements that underperformance was primarily attributable to prior sub-advisers to the Fund. The Trustees noted that the Fund’s Sub-Adviser assumed management of a portion of the Fund’s assets in September 2021 and became the sole sub-adviser of the Fund in June 2023. The Trustees also considered that the Fund has been designated to be subject to heightened review by the Trustees in the coming year in light of its investment performance.
With respect to NVIT Federated High Income Bond Fund, the Trustees noted that the Fund had experienced three-year performance in the fourth quintile of its performance universe and considered the Adviser’s statements that the underperformance was primarily attributable to volatility in the markets that began in the first quarter of 2021 through 2022. In this regard, the Trustees noted that the investment performance for the Fund had improved to the second quintile of its performance universe for the three-month period ended June 30, 2023. The Trustees also considered that the Fund has been designated to be subject to heightened review by the Trustees in the coming year in light of its investment performance.
With respect to NVIT GS Large Cap Equity Insights Fund, the Trustees noted that, for the periods ended June 30, 2023, the Fund had experienced three-year performance in the fourth quintile of its performance universe, two-year performance in the third quintile of its performance universe, and one-year performance in the fourth quintile of its performance universe. The Trustees considered changes that the Adviser had made to add a qualitative-based strategy from the Sub-Adviser in an effort to improve the Fund’s performance.
With respect to NVIT GS Small Cap Equity Insights Fund, the Trustees noted that the Fund had experienced three-year performance in the fourth quintile of its performance universe and considered that the investment performance for the Fund had improved to the second quintile of its performance universe for the one-year period ended June 30, 2023. The Trustees also considered that the Fund has been designated to be subject to heightened review by the Trustees in the coming year in light of its investment performance.
With respect to NVIT iShares
®
Fixed Income ETF Fund, the Trustees noted that, for the periods ended June 30, 2023, the Fund had experienced three-year performance in the fourth quintile of its performance universe, two-year performance in the third quintile of its performance universe, and one-year performance in the fifth quintile of its performance universe. The Trustees considered the Adviser’s statements that the Fund’s underperformance relative to its index was within the Adviser’s expectations because the Fund gross performance exceeded its index by 15 basis points for the three-year period ended June 30, 2023.
With respect to NVIT NS Partners International Focused Growth Fund, the Trustees noted that the Fund had experienced three-year performance in the fifth quintile of its performance universe and considered the Adviser’s statements that the underperformance

International Funds - December 31, 2023 (Unaudited) - Supplemental Information - 85
was primarily attributable to the Fund’s prior sub-adviser that was replaced in August 2022. The Trustees also considered that the Fund has been designated to be subject to heightened review by the Trustees in the coming year in light of its investment performance.
The Trustees determined that the performance information of each of the foregoing Funds was consistent with the continuation of the Fund’s Advisory Agreement.
With respect to NVIT J.P. Morgan Mozaic
SM
Multi-Asset Fund, the Trustees noted that the Fund had experienced three-year performance in the fifth quintile of its performance universe and considered that on December 6, 2023, the Board approved the liquidation of the Fund effective in April 2024, subject to shareholder approval. The Trustees determined that the performance information of the Fund was consistent with the continuation of the Fund’s Advisory Agreement for the period until its liquidation.
The Trustees considered that certain Funds compared unfavorably with their peers on the basis of both expenses and performance records. With respect to NVIT Blackrock Equity Dividend Fund, the Trustees noted that although the Fund was shown to have a total expense ratio (including 12b-1/non-12b-1 fees) in the fifth quintile of its peer group, it was shown to pay actual management fees at a level lower than its peer group median. The Trustees also considered that the Fund’s total expense ratio (including 12b-
1/non-12b-1 fees) with respect to Class I shares ranked in the first quintile its peer group. The Trustees considered the Adviser’s statements that many investors make an active choice to invest in the Fund in light of the fact that it is subadvised by BlackRock
Investment Management. With respect to the Fund’s performance, the Trustees noted that the Fund had experienced three-year performance in the fourth quintile of its performance universe and considered that the investment performance for the Fund had improved to the second quintile of its performance universe for the one-year period ended June 30, 2023. The Trustees also considered that the Fund has been designated to be subject to heightened review by the Trustees in the coming year in light of its investment performance. The Trustees determined on the basis of all of the information presented to them that the expense and performance information of the Fund, and other factors considered by them, were consistent with the continuation of the Fund’s
Advisory Agreement.
With respect to NVIT BlackRock Managed Global Allocation Fund, the Trustees noted that the Fund was shown to have a total expense ratio (including 12b-1/non-12b-1 fees) and to pay actual management fees in the fourth quintile of its peer group. The
Trustees noted that a significant portion of the Fund’s expenses were represented by underlying fund expenses and considered the Adviser’s statements that many investors make an active choice to invest in the Fund because it provides exposure to an underlying fund managed by BlackRock Investment Management. The Trustees also considered the Adviser’s statements that mutual funds with a volatility overlay generally have higher expenses compared to mutual funds without a volatility overlay and the Fund’s peer group was comprised of a mixture of funds, including peers without a volatility overlay. With respect to the Fund’s performance, the Trustees noted that the Fund had experienced three-year performance in the fifth quintile of its performance universe and considered the Adviser’s statements that the volatility overlay that is part of the Fund’s investment strategy will have the effect of causing the Fund to underperform its peers under various market conditions including recent market conditions, but that the overlay is performing as intended. The Trustees determined on the basis of all of the information presented to them that the expense and performance information of the Fund, and other factors considered by them, were consistent with the continuation of the Fund’s Advisory Agreement.
With respect to NVIT Government Money Market Fund, the Trustees considered that the Fund was shown to have experienced three-year performance for the period ended June 30, 2023, above its performance universe median, in the third quintile of its performance universe. The Trustees noted that the Fund was shown to pay actual management fees at a level higher than its peer group median, in the fourth quintile, and that the Fund’s total expense ratio (including 12b-1/non-12b-1 fees) was in the fourth quintile of its peer group. The Trustees considered the Adviser’s statements as to the amount of waivers in place to maintain a yield for peer money market funds and that comparative expense rankings were expected to improve in a normalized interest rate environment. The Trustees determined on the basis of all of the information presented to them that the expense and performance information of the Fund, and other factors considered by them, were consistent with the continuation of the Fund’s Advisory
Agreement.
With respect to NVIT Jacobs Levy Large Cap Growth Fund, the Trustees noted that although the Fund was shown to have a total expense ratio (including 12b-1/non-12b-1 fees) in the fifth quintile of its peer group, it was shown to pay actual management fees at a level lower than its peer group median. The Trustees also considered that the Fund’s total expense ratio (including 12b-1/non-
12b-1 fees) with respect to Class I shares ranked in the first quintile its peer group. The Trustees considered that on December 6,
2023, the Board approved (i) a reduction in the contractual investment advisory paid with respect to the Fund, (ii) an amendment to the Fund’s expense limitation agreement reducing the Fund’s expense limitation and (iii) an amendment to the Administrative
Services Agreement, which the Adviser stated would have a combined effect of reducing the Fund’s annual operating expenses by
11 basis points. With respect to the Fund’s performance, the Trustees considered that the Fund was shown to have experienced

86 - Supplemental Information - December 31, 2023 (Unaudited) - International Funds
three-year performance for the period ended June 30, 2023, above its performance universe median, in the first quintile of its performance universe.
With respect to NVIT Managed American Funds Growth & Income Fund, the Trustees noted that although the Fund was shown to have a total expense ratio (including 12b-1/non-12b-1 fees) in the fifth quintile of its peer group, it was shown to pay actual management fees at a level lower than its peer group median. The Trustees considered the Adviser’s statements that mutual funds with a volatility overlay generally have higher expenses compared to mutual funds without a volatility overlay and the Fund’s peer group was comprised of a mixture of funds, including peers without a volatility overlay. With respect to the Fund’s performance, the Trustees noted that the Fund had experienced three-year performance in the fifth quintile of its performance universe and considered the Adviser’s statements that the volatility overlay that is part of the Fund’s investment strategy will have the effect of causing the Fund to underperform its peers under various market conditions including recent market conditions, but that the overlay is performing as intended. The Trustees determined on the basis of all of the information presented to them that the expense and performance information of the Fund, and other factors considered by them, were consistent with the continuation of the Fund’s Advisory Agreement.
The Trustees considered whether each of the Funds may benefit from any economies of scale realized by the Adviser in the event of growth in assets of the Fund. The Trustees noted that each Fund’s advisory fee rate schedule, with the exception of NVIT
Blackrock Managed Global Allocation Fund, NVIT iShares
®
Fixed Income ETF Fund, NVIT iShares
®
Global Equity ETF Fund, NVIT
J.P. Morgan Mozaic
SM
Multi-Asset Fund, and NVIT J.P. Morgan U.S. Equity Fund, is subject to contractual advisory fee breakpoints.
The Trustees determined to continue to monitor the fees paid by the Funds without breakpoints to determine whether breakpoints might in the future become appropriate, as their assets grow. The Board also considered the extent to which economies of scale realized by the Adviser or the relevant Sub-Advisers could be shared with a Fund through fee waivers, expense reimbursements, or other expense reductions.
Based on all relevant information and factors, the Trustees unanimously approved the continuation of the Advisory Agreements at their meeting in December 2023.
Other Federal Tax Information
For the year ended December 31, 2023, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2023 Form 1099-DIV.
For the taxable year ended December 31, 2023, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:
Certain Funds have derived net income from sources within foreign countries. As of December 31, 2023, the foreign source income for each Fund was as follows:
Fund
Dividends Received
Deduction
Overseas Value – %
Emerging Markets 0.12
International Equity 0.01
International Focused Growth –
Fund Amount Per Share
Overseas Value $ 8,599,876 $ 0.4297
Emerging Markets 3,828,997 0.2692
International Equity 2,423,082 0.2860
International Focused Growth 1,023,086 0.0349

International Funds - December 31, 2023 (Unaudited) - Supplemental Information - 87
Certain Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of
December 31, 2023, the foreign tax credit for each Fund was as follows:
Fund Amount Per Share
Overseas Value $ 364,242 $ 0.0182
Emerging Markets 2,782,627 0.1956
International Equity 361,818 0.0427
International Focused Growth 273,377 0.0093

International Funds - December 31, 2023 - Management Information - 89
Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” The name, year of birth, position, and length of time served with the Trust, number of portfolios overseen, principal occupation(s) and other directorships/trusteeships held during the past five years, and additional information related to experience, qualifications, attributes, and skills of each Trustee and Officer are shown below. There are sixty-
nine (69) series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o
Nationwide Fund Advisors, One Nationwide Plaza, Mail Code 5-02-210, Columbus, OH 43215.
Independent Trustees
Kristina Junco Bradshaw
Year of Birth Positions Held with Trust and Length of Time
Served
1
Number of Portfolios Overseen in the
Nationwide Fund Complex
1980 Trustee since January 2023 117
Principal Occupation(s) During the Past Five Years (or longer)
Retired. Ms. Bradshaw was a Portfolio Manager on the Dividend Value team at Invesco from August 2006 to August 2020. Prior to this time, Ms.
Bradshaw was an investment banker in the Global Energy & Utilities group at Morgan Stanley from June 2002 to July 2004.
Other Directorships Held During the Past Five Years
2
Board Member of Southern Smoke Foundation from August 2020 to present, Advisory Board Member of Dress for Success from April 2013 to present,
Trustee/Executive Board Member of Houston Ballet from September 2011 to present and President since July 2022, and Board Member of Hermann
Park Conservancy from August 2011 to present, serving as Board Chair since 2020.
Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Bradshaw has significant board experience; significant portfolio management experience in the investment management industry and is a
Chartered Financial Analyst.
Lorn C. Davis
Year of Birth Positions Held with Trust and Length of Time
Served
1
Number of Portfolios Overseen in the
Nationwide Fund Complex
1968 Trustee since January 2021 117
Principal Occupation(s) During the Past Five Years (or longer)
Mr. Davis has been a Managing Partner of College Hill Capital Partners, LLC (private equity) since June 2016. From September 1998 until May 2016,
Mr. Davis originated and managed debt and equity investments for John Hancock Life Insurance Company (U.S.A.)/Hancock Capital Management,
LLC, serving as a Managing Director from September 2003 through May 2016.
Other Directorships Held During the Past Five Years
2
Board Member of Outlook Group Holdings, LLC from July 2006 to May 2016, serving as Chair to the Audit committee and member of the Compensation
Committee, Board Member of MA Holdings, LLC from November 2006 to October 2015, Board Member of IntegraColor, Ltd. from February 2007 to
September 2015, Board Member of The Pine Street Inn from 2009 to present, currently serving as Chair of the Board, Member of the Advisory Board
(non-fiduciary) of Mearthane Products Corporation from September 2019 to present, and Board Member of The College of Holy Cross since July 2022.
Experience, Qualifications, Attributes, and Skills for Board Membership
Mr. Davis has significant board experience, significant past service at a large asset management company and significant experience in the investment management industry. Mr. Davis is a Chartered Financial Analyst and earned a Certificate of Director Education from the National Association of
Corporate Directors in 2008.
Barbara I. Jacobs
Year of Birth Positions Held with Trust and Length of Time
Served
1
Number of Portfolios Overseen in the
Nationwide Fund Complex
1950 Trustee since December 2004 117
Principal Occupation(s) During the Past Five Years (or longer)
Retired. From 1988 through 2003, Ms. Jacobs was a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance
and Annuity Association—College Retirement Equities Fund). Ms. Jacobs also served as Chairman of the Board of Directors of KICAP Network Fund, a
European (United Kingdom) hedge fund, from January 2001 through January 2006.
Other Directorships Held During the Past Five Years
2
Trustee and Board Chair of Project Lede from 2013 to present.
Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Jacobs has significant board experience and significant executive and portfolio management experience in the investment management industry.
Keith F. Karlawish
Year of Birth Positions Held with Trust and Length of Time
Served
1
Number of Portfolios Overseen in the
Nationwide Fund Complex
1964 Trustee since March 2012; Chairman since
January 2021
117
Principal Occupation(s) During the Past Five Years (or longer)
Mr. Karlawish is a Senior Director of Wealth Management with Curi Capital which acquired Park Ridge Asset Management, LLC in August 2022. Prior
to this time, Mr. Karlawish was a partner with Park Ridge Asset Management, LLC since December 2008 and also served as a portfolio manager. From
May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and
BB&T Variable Insurance Funds from February 2005 until October 2008.
Other Directorships Held During the Past Five Years
2
None
Experience, Qualifications, Attributes, and Skills for Board Membership
Mr. Karlawish has significant board experience, including past service on the boards of BB&T Mutual Funds and BB&T Variable Insurance Funds;
significant executive experience, including past service at a large asset management company and significant experience in the investment management industry.

90 - Management Information - December 31, 2023 - International Funds
Interested Trustee
Carol A. Kosel
Year of Birth Positions Held with Trust and Length of Time
Served
1
Number of Portfolios Overseen in the
Nationwide Fund Complex
1963 Trustee since March 2013 117
Principal Occupation(s) During the Past Five Years (or longer)
Retired. Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President,
Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.
Other Directorships Held During the Past Five Years
2
None
Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Kosel has significant board experience, including past service on the boards of Evergreen Funds and Sun Capital Advisers Trust; significant executive experience, including past service at a large asset management company and significant experience in the investment management industry.
Douglas F. Kridler
Year of Birth Positions Held with Trust and Length of Time
Served
1
Number of Portfolios Overseen in the
Nationwide Fund Complex
1955 Trustee since September 1997 117
Principal Occupation(s) During the Past Five Years (or longer)
Since 2002, Mr. Kridler has served as the President and Chief Executive Officer of The Columbus Foundation, a $2.5 billion community foundation with
2,000 funds in 55 Ohio counties and 37 states in the U.S.
Other Directorships Held During the Past Five Years
2
None
Experience, Qualifications, Attributes, and Skills for Board Membership
Mr. Kridler has significant board experience; significant executive experience, including service as President and Chief Executive Officer of one of
America’s largest community foundations and significant service to his community and the philanthropic field in numerous leadership roles.
Charlotte Tiedemann Petersen
Year of Birth Positions Held with Trust and Length of Time
Served
1
Number of Portfolios Overseen in the
Nationwide Fund Complex
1960 Trustee since January 2023 117
Principal Occupation(s) During the Past Five Years (or longer)
Self-employed as a private real estate investor/principal since January 2011. Ms. Petersen served as Chief Investment Officer at Alexander Capital
Management from April 2006 to December 2010. From July 1993 to June 2002, Ms. Petersen was a Portfolio Manager, Partner, and Management
Committee member of Denver Investment Advisors LLC.
Other Directorships Held During the Past Five Years
2
Investment Committee for the University of Colorado Foundation from February 2015 to June 2022.
Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Petersen has significant board experience including past service as a Trustee of Scout Funds and Director of Fischer Imaging, where she chaired committees for both entities; significant experience in the investment management industry and is a Chartered Financial Analyst.
David E. Wezdenko
Year of Birth Positions Held with Trust and Length of Time
Served
1
Number of Portfolios Overseen in the
Nationwide Fund Complex
1963 Trustee since January 2021 117
Principal Occupation(s) During the Past Five Years (or longer)
Mr. Wezdenko is a Co-Founder of Blue Leaf Ventures (venture capital firm, founded May 2018). From November 2008 until December 2017, Mr.
Wezdenko was Managing Director of JPMorgan Chase & Co.
Other Directorships Held During the Past Five Years
2
Independent Trustee for National Philanthropic Trust from October 2021 to present. Board Director of J.P. Morgan Private Placements LLC from
January 2010 to December 2017.
Experience, Qualifications, Attributes, and Skills for Board Membership
Mr. Wezdenko has significant board experience; significant past service at a large asset and wealth management company and significant experience in the investment management industry.
M. Diane Koken
3
Year of Birth Positions Held with Trust and Length of Time
Served
1
Number of Portfolios Overseen in the
Nationwide Fund Complex
1952 Trustee since April 2019 117
Principal Occupation(s) During the Past Five Years (or longer)
Self-employed as a legal/regulatory consultant since 2007. Ms. Koken served as Insurance Commissioner of Pennsylvania, for three governors, from
1997–2007, and as the President of the National Association of Insurance Commissioners (NAIC) from September 2004 to December 2005. Prior to becoming the Insurance Commissioner of Pennsylvania, she held multiple legal roles, including Vice President, General Counsel, and Corporate
Secretary of a national life insurance company.
Other Directorships Held During the Past Five Years
2
Director of Nationwide Mutual Insurance Company 2007-present, Director of Nationwide Mutual Fire Insurance Company 2007-2023, Director of
Nationwide Corporation 2007-present, Director of Capital BlueCross 2011-present, Director of NORCAL Mutual Insurance Company 2009-2021,
Director of Medicus Insurance Company 2009-present, Director of Hershey Trust Company 2015-present, Manager of Milton Hershey School Board of
Managers 2015-present, Director and Chair of Hershey Foundation 2016-present, and Director of The Hershey Company 2017-present.
Experience, Qualifications, Attributes, and Skills for Board Membership
Ms. Koken has significant board experience and significant executive, legal and regulatory experience, including past service as a cabinet-level state insurance commissioner and General Counsel of a national life insurance company.

International Funds - December 31, 2023 - Management Information - 91
1
Length of time served includes time served with the Trust’s predecessors. The tenure of each Trustee is subject to the Board’s retirement policy, which states that a Trustee shall retire from the Boards of Trustees of the Trusts effective on December 31 of the calendar year during which he or she turns
75 years of age; provided this policy does not apply to a person who became a Trustee prior to September 11, 2019.
2
Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of
Section 15(d) of the Exchange Act, which are required to be disclosed in the SAI. In addition, certain other directorships not meeting the requirements may be included for certain Trustees such as board positions on non-profit organizations.
3
Ms. Koken is considered an interested person of the Trust because she is a Director of the parent company of, and several affiliates of, the Trust’s investment adviser and distributor.
Officers of the Trust
1
These positions are held with an affiliated person or principal underwriter of the Funds.
The Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available, without charge, upon request.
Shareholders may call 800-848-0920 to request the SAI.
Kevin T. Jestice
Year of Birth Positions Held with Funds and Length of Time Served
1980 President, Chief Executive Officer, and Principal Executive Officer since March 2023
Principal Occupation(s) During the Past Five Years (or longer)
Mr. Jestice is President and Chief Executive Officer of Nationwide Fund Advisors and is a Senior Vice President of Nationwide Mutual Insurance
Company.
=
1
He previously served as Vice President of Internal Sales and Service (ISS) and Institutional Investments Distribution (IID) for Nationwide
Financial Services, Inc. Prior to joining Nationwide in 2020, Mr. Jestice served as Principal, Head of Enterprise Advice and as Principal, Head of
Institutional Investor Services at The Vanguard Group, Inc. for more than 13 years.
Lee T. Cummings
Year of Birth Positions Held with Funds and Length of Time Served
1963 Senior Vice President and Head of Fund Operations since December 2015
Principal Occupation(s) During the Past Five Years (or longer)
Mr. Cummings is Senior Vice President and Head of Fund Operations of Nationwide Fund Advisors and is a Vice President of Nationwide Mutual
Insurance Company.
=
1
He previously served as the Trust’s Treasurer and Principal Financial Officer and served temporarily as the Trust’s President,
Chief Executive Officer, and Principal Executive Officer from September 2022 until March 2023.
David Majewski
Year of Birth Positions Held with Funds and Length of Time Served
1976 Treasurer and Principal Financial Officer since September 2022
Principal Occupation(s) During the Past Five Years (or longer)
Mr. Majewski previously served as the Trust’s Assistant Secretary and Assistant Treasurer.
Kevin Grether
Year of Birth Positions Held with Funds and Length of Time Served
1970 Senior Vice President and Chief Compliance Officer since December 2021
Principal Occupation(s) During the Past Five Years (or longer)
Mr. Grether is Senior Vice President of NFA and Chief Compliance Officer of NFA and the Trust. He is also a Vice President of Nationwide Mutual
Insurance Company.
=
1
He previously served as the VP, and Chief Compliance Officer for the Nationwide Office of Investments and its registered investment adviser, Nationwide Asset Management.
Stephen R. Rimes
Year of Birth Positions Held with Funds and Length of Time Served
1970 Secretary, Senior Vice President, and General Counsel since December 2019
Principal Occupation(s) During the Past Five Years (or longer)
Mr. Rimes is Vice President, Associate General Counsel and Secretary for Nationwide Fund Advisors, and Vice President of Nationwide Mutual
Insurance Company.
=
1
He previously served as Assistant General Counsel for Invesco from 2000-2019.
Christopher C. Graham
Year of Birth Positions Held with Funds and Length of Time Served
1971 Senior Vice President, Head of Investment Strategies, Chief Investment Officer, and Portfolio
Manager since September 2016
Principal Occupation(s) During the Past Five Years (or longer)
Mr. Graham is Senior Vice President, Head of Investment Strategies and Portfolio Manager for the Nationwide Fund Advisors and is a Vice President of
Nationwide Mutual Insurance Company.
=
1
Benjamin Hoecherl
Year of Birth Positions Held with Funds and Length of Time Served
1976 Senior Vice President, Head of Business and Product Development since December 2023
Principal Occupation(s) During the Past Five Years (or longer)
Mr. Hoecherl is Senior Vice President, Head of Business and Product Development for Nationwide Fund Advisors and is a Vice President of Nationwide
Mutual Insurance Company.
=
1
He previously served as AVP for Nationwide ProAccount within Nationwide Retirement Solutions.

92 - Market Index Definitions - December 31, 2023 - International Funds
Bloomberg
®
Emerging Markets Aggregate Bond Index (USD): A flagship hard currency Emerging Markets debt benchmark that includes fixed and floating-rate US dollar-denominated debt issued from sovereign, quasi-sovereign, and corporate emerging markets issuers.
Bloomberg
®
U.S. Municipal Index: An index based on USD-denominated long-term tax-exempt bond market. The Index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds.
Bloomberg
®
U.S. Aggregate Total Return Index (USD): Provides a measure of the performance of the U.S. dollar denominated investment grade bond market, including investment grade government bonds, investment grade corporate bonds, mortgage pass through securities, commercial mortgage-backed securities and asset backed securities that are publicly for sale in the United
States.
Bloomberg
®
U.S. Aggregate Bond Index: An unmanaged, market value-weighted index of U.S. dollar-denominated investment-
grade, fixed-rate, taxable debt issues, which includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).
Bloomberg
®
U.S. Corporate High Yield Bond Index: Measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody's, Fitch and S&P is Ba1/BB+/BB+ or below.
Bloomberg
®
U.S. Corporate High Yield 2% Issuer Capped Index: An unmanaged index that measures the performance of high-
yield corporate bonds, with a maximum allocation of 2% to any one issuer.
Bloomberg
®
U.S. 1-3 Year Government/Credit Bond Index: An unmanaged index that measures the performance of the non-
securitized component of the U.S. Aggregate Bond Index with maturities of 1 to 3 years, including Treasuries, government-related issues, and corporates.
Bloomberg
®
U.S. 10-20 Year Treasury Bond Index: Measures US dollar-denominated, fixed-rate, nominal debt issued by the US
Treasury with 10-20 years to maturity.
Bloomberg
®
U.S. Treasury Inflation-Protected Securities (TIPS) Index
SM
: An index that measures the performance of the US
Treasury Inflation Protected Securities (TIPS) market.
Bloomberg
®
Mortgage-Backed Securities Index: A market value-weighted index comprising agency mortgage-backed pass-
through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association
(Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least one year.
Bloomberg
®
U.S. Government/Mortgage Index: Measures the performance of U.S. government bonds and mortgage-related securities, including Ginnie Maes, Freddie Macs, Hybrid ARMs, Fannie Maes, U.S. Treasuries and U.S. Agencies only. It is a subset of US Aggregate Index.
Note about Bloomberg
®
Indexes
Bloomberg
®
and its indexes are service marks of Bloomberg
®
Finance L.P. and its affiliates including Bloomberg
®
Index Services
Limited, the administrator of the index, and have been licenses for use for certain purposes by Nationwide. Bloomberg
®
is not
affiliated with Nationwide, and Bloomberg
®
does not approve, endorse, review, or recommend this product. Bloomberg
®
does not
guarantee the timeliness, accurateness, or completeness of any date or information relating to this product.
Citigroup Non-U.S. Dollar World Government Bond Index (Citigroup WGBI Non-US): An unmanaged, market capitalization-
weighted index that reflects the performance of fixed-rate investment-grade sovereign bonds with remaining maturities of one year or more issued outside the United States; generally considered to be representative of the world bond market.
Citigroup U.S. Broad Investment-Grade Bond Index (USBIG
®
): An unmanaged, market capitalization-weighted index that
measures the performance of U.S. dollar-denominated bonds issued in the U.S. investment-grade bond market; includes fixed-
rate, U.S. Treasury, government-sponsored, collateralized, and corporate debt with remaining maturities of one year or more.

International Funds - December 31, 2023 - Market Index Definitions - 93
Citigroup U.S. High-Yield Market Index: An unmanaged, market capitalization-weighted index that reflects the performance of the North American high-yield market; includes U.S. dollar-denominated, fixed-rate, cash-pay, and deferred-interest securities with remaining maturities of one year or more, issued by corporations domiciled in the United States or Canada.
Citigroup World Government Bond Index (WGBI) (Unhedged): An unmanaged, market capitalization-weighted index that is not hedged back to the U.S. dollar and reflects the performance of the global sovereign fixed-income market; includes local currency, investment-grade, fixed-rate sovereign bonds issued in 20-plus countries, with remaining maturities of one year or more.
Note about Citigroup Indexes
© 2024 Citigroup Index LLC. All rights reserved
Dow Jones U.S. Select Real Estate Securities Index
SM
(RESI): An unmanaged index that measures the performance of publicly traded securities of U.S.-traded real estate operating companies (REOCs) and real estate investment trusts (REITs).
FTSE World ex U.S. Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, excluding the United States.
FTSE World Index: An unmanaged, broad-based, free float-adjusted, market capitalization-weighted index that measures the performance of large-cap and mid-cap stocks in developed and advanced emerging countries, including the United States.
Note about FTSE Indexes
Source: FTSE International Limited (“FTSE”) © FTSE 2024. “FTSE
®
” is a trademark of the London Stock Exchange Group
companies and is used by FTSE International Limited under license. All rights in the FTSE indices and/or FTSE ratings vest in
FTSE and/or its licensors. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/
or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE's express written consent.
ICE BofA Merrill Lynch Current 5-Year U.S. Treasury Index: An unmanaged, one-security index, rebalanced monthly, that measures the performance of the most recently issued 5-year U.S. Treasury note; a qualifying note is one auctioned on or before the third business day prior to the final business day of a month.
ICE BofA Merrill Lynch Global High Yield Index (USD Hedged): An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-
grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or euro bond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds, and euros. The Index is hedged against the fluctuations of the constituent currencies versus the U.S. dollar.
ICE BofA Merrill Lynch Global High Yield Index: An unmanaged, market capitalization-weighted index that gives a broad-based measurement of global high-yield fixed-income markets; measures the performance of below-investment-grade, corporate debt with a minimum of 18 months remaining to final maturity at issuance that is publicly issued in major domestic or euro bond markets, and is denominated in U.S. dollars, Canadian dollars, British pounds, and euros.
Note about ICE BofA Merrill Lynch Indexes
Source BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch Indexes “as is”, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA
Merrill Lynch Indexes or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend Nationwide Mutual Funds, or any of its products or services (2024).
iMoneyNet Money Fund Average™ Government All Index: An average of government money market funds. Government money market funds may invest in U.S. Treasuries, U.S. Agencies, repurchase agreements, and government-backed floating rate notes, and include both retail and institutional funds.
JPM Emerging Market Bond Index (EMBI) Global Diversified Index: An unmanaged index that reflects the total returns of U.S.
dollar-denominated sovereign bonds issued by emerging market countries as selected by JPMorgan.
J.P. Morgan Mozaic
SM
Index (Series F): A rules-based, dynamic index that tracks the total return of a global mix of asset classes, including equity securities, fixed-income securities, and commodities, through futures contracts on those asset classes. The Index rebalances monthly in an effort to capture the continued performance of asset classes that have exhibited the highest recent returns.

94 - Market Index Definitions - December 31, 2023 - International Funds
Note about JPMorgan Indexes
Information has been obtained from sources believed to be reliable, but JPMorgan does not warrant its completeness or accuracy.
The Index is used with permission. The Index may not be copied, used, or distributed without JPMorgan's prior written approval.
© 2024, JPMorgan Chase & Co. All rights reserved.
Morningstar
®
Lifetime Allocation Indexes: A series of unmanaged, multi-asset-class indexes designed to benchmark target-
date investment products. Each index is available in three risk profiles: aggressive, moderate, and conservative. The index asset allocations adjust over time, reducing equity exposure and shifting toward traditional income-producing investments. The strategic asset allocation of the indexes is based on the Lifetime Asset Allocation methodology developed by Ibbotson Associates, a
Morningstar company.
Morningstar
®
Target Risk Indexes: A series consisting of five asset allocation indexes that span the risk spectrum from conservative to aggressive. The securities selected for the asset allocation indexes are driven by the rules-based indexing methodologies that power Morningstar's comprehensive index family.
Aggressive Target Risk Index
Moderately Aggressive Target Risk Index
Moderate Target Risk Index
Moderately Conservative Target Risk Index
Conservative Target Risk Index
Note about Morningstar
®
Indexes
Neither any Morningstar company nor any of its information providers can guarantee the accuracy, completeness, timeliness, or correct sequencing of any of the information on this website, including, but not limited to, information originated by any Morningstar company, licensed by any Morningstar company from information providers, or gathered by any Morningstar company from other third-party sources (e.g., publicly available sources). ©2024 Morningstar
MSCI ACWI
®
: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI.
MSCI ACWI
®
ex USA: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed and emerging markets as determined by MSCI; excludes the
United States.
MSCI ACWI
®
ex USA Growth: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap growth stocks in global developed and emerging markets as determined by
MSCI; excludes the United States.
MSCI EAFE
®
Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in developed markets as determined by MSCI; excludes the United States and
Canada.
MSCI World ex USA Index
SM
: Captures large- and mid-capitalization representation across 22 of 23 Developed Markets (DM)
countries—excluding the United States. With 1,020 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France,
Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden,
Switzerland, and the United Kingdom.
MSCI World Index
SM
: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in global developed markets as determined by MSCI.
MSCI EAFE
®
Small Cap Index: An equity index which captures small cap representation across Developed Markets countries including Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands,
New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the UK around the world, excluding the U.S. and
Canada.

International Funds - December 31, 2023 - Market Index Definitions - 95
MSCI EAFE
®
Value Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap value stocks in developed markets as determined by MSCI; excludes the U.S. and
Canada.
MSCI Emerging Markets
®
Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of large-cap and mid-cap stocks in emerging-country markets as determined by MSCI.
Note about MSCI Indexes
MSCI cannot and does not guarantee the accuracy, validity, timeliness or completeness of any information or data made available to you for any particular purpose. Neither MSCI, nor any of its affiliates, directors, officers, or employees, nor its successors or assigns, nor any third-party vendor, will be liable or have any responsibility of any kind for any loss or damage that you incur.
© 2024 MSCI Inc. All rights reserved.
NYSE Arca Tech 100 Index: A price-weighted index composed of common stocks and American Depository Receipts (“ADRs”
a form of equity security that was created specifically to simplify foreign investing for American investor) of technology-related companies listed on U.S. stock exchanges. This Index is maintained by the New York Stock Exchange, but also includes stocks that trade on exchanges other than the NYSE.
Note about NYSE Arca Index
“Archipelago
®
”, “ARCA
®
”, “ARCAEX
®
”, “NYSE
®
“, “NYSE ARCA
SM
” and “NYSE Arca Tech 100
SM
” are trademarks of the NYSE Group,
Inc. and Archipelago Holdings, Inc. and have been licensed for use by Nationwide Fund Advisors, on behalf of the Nationwide
NYSE Arca Tech 100 Index Fund. The Nationwide NYSE Arca Tech 100 Index Fund is not sponsored, endorsed, sold, or promoted by Archipelago Holdings, Inc. or by NYSE Group, Inc. Neither Archipelago Holdings, Inc. nor NYSE Group, Inc. makes any representation or warranty regarding the advisability of investing in securities generally, the Nationwide NYSE Arca Tech 100 Index to track general stock market performance.
Russell 1000
®
Index: A stock market index that represents the 1000 top companies by market capitalization in the Russell 3000
Index in the United States.
Russell 1000
®
Equal Weight Technology Index: Russell's industry equal weight index methodology equally weights each industry within the index and then equally weights the companies within each industry. Provides greater diversification benefits than traditional equal weighted indexes.
Russell 1000
®
Growth Index: An unmanaged index that measures the performance of the large-capitalization growth segment of the U.S. equity universe; includes those Russell 1000
®
Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 1000
®
Value Index: An unmanaged index that measures the performance of the large-capitalization value segment of the
U.S. equity universe; includes those Russell 1000
®
Index companies with lower price-to-book ratios and lower forecasted growth values.
Russell 2000
®
Growth Index: An unmanaged index that measures the performance of the small-capitalization growth segment of the U.S. equity universe; includes those Russell 2000
®
Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 2000
®
Index: An unmanaged index that measures the performance of the small-capitalization segment of the U.S. equity universe.
Russell 2000
®
Value Index: An unmanaged index that measures the performance of the small-capitalization value segment of the
U.S. equity universe; includes those Russell 2000
®
Index companies with lower price-to-book ratios and lower forecasted growth values.
Russell 2500
TM
Growth Index: An unmanaged index that measures the performance of the small to mid-cap growth segment of the US equity universe. Includes companies with higher growth earning potential.
Russell 3000
®
Growth Index: A market-capitalization weighted index based on the Russell 3000 Index. Includes companies that show signs of above-average growth.

96 - Market Index Definitions - December 31, 2023 - International Funds
Russell 3000
®
Index: a capitalization-weighted stock market index, maintained by FTSE Russell, that seeks to be a benchmark of the entire U.S stock market.
Russell Midcap
®
Growth Index: An unmanaged index that measures the performance of the mid-capitalization growth segment of the U.S. equity universe; includes those Russell Midcap
®
Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell Midcap
®
Value Index: An unmanaged index that measures the performance of the mid-capitalization value segment of the U.S. equity universe; includes those Russell Midcap
®
Index companies with lower price-to-book ratios and lower forecasted growth values.
Note about Russell Indexes
Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes.
Nationwide Mutual Funds are not sponsored, endorsed, or promoted by Russell, and Russell bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. Russell
®
is a trademark of Russell Investment
Group.
S&P 500
®
Index: An unmanaged, market capitalization-weighted index of 500 stocks of leading large-cap U.S. companies in leading industries; gives a broad look at the U.S. equities market and those companies’ stock price performance.
S&P MidCap 400
®
(S&P 400) Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S.
companies (those with a market capitalization of $1.4 billion to $5.9 billion).
S&P North American Technology Sector Index
TM
: Represents U.S. securities classified under the GICS
®
information technology
sector as well as the internet & direct marketing retail, interactive home entertainment, and interactive media & services sub-
industries.
S&P Target Date
®
To Indexes: A series of 13 unmanaged, multi-asset class indexes consisting of the Retirement Income Index plus 12 indexes that correspond to a specific target retirement date (ranging from 2010 through 2065+). The series reflects a subset of target date funds, each of which generally has an asset allocation mix and glide path featuring relatively conservative total equity exposure near retirement and static total equity exposure after retirement. Each index in the series reflects varying levels of exposure to equities, bonds, and other asset classes and becomes more conservative with the approach of the target retirement date.
Note about S&P Indexes
Standard & Poor's Financial Services LLC or its affiliates (collectively, S&P) and any third-party providers, as well as their directors, officers, shareholders, employees, or agents do not guarantee the accuracy, completeness, timeliness, or availability of the content.
S&P parties are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, for the results obtained from the use of the content, or for the security or maintenance of any data input by the user. The content is provided on an "as is" basis. S&P Indexes are trademarks of Standard & Poor’s and have been licensed for use by Nationwide Fund Advisors.
The Products are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s does not make any representation regarding the advisability of investing in the Product. Copyright © 2024 by Standard & Poor's Financial Services
LLC.

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